Use these links to rapidly review the document
Prospectus Supplement TABLE OF CONTENTS

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Filed Pursuant to Rule 497
Registration No. 333-230351

The information in this prospectus supplement is not complete and may be changed. A registration statement relating to these securities has been filed with and declared effective by the Securities and Exchange Commission. This prospectus supplement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus Supplement dated June 5, 2019

PROSPECTUS SUPPLEMENT
(To Prospectus dated May 29, 2019)

$

            % Notes due

                We are offering $            in aggregate principal amount of        % notes due            , which we refer to as the Notes. The Notes will mature on            ,            . We will pay interest on the Notes on                        and                         of each year, beginning            ,        . We may redeem the Notes in whole or in part at any time or from time to time at the redemption price discussed under the caption "Description of Notes—Optional Redemption" in this prospectus supplement. In addition, holders of the Notes can require us to repurchase the Notes at 100% of their principal amount upon the occurrence of a Change of Control Repurchase Event (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

                The Notes will be our direct senior unsecured obligations and rank pari passu, or equally, with all outstanding and future unsecured unsubordinated indebtedness issued by Ares Capital Corporation.

                Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

                We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management Corporation, a publicly traded, leading global alternative asset manager. Ares Operations LLC, a subsidiary of Ares Management Corporation, provides certain administrative and other services necessary for us to operate.

                Investing in the Notes involves risks that are described in the "Risk Factors" section beginning on page S-11 of this prospectus supplement and page 23 of the accompanying prospectus, including the risk of leverage.

                This prospectus supplement and the accompanying prospectus concisely provide important information about us that you should know before investing in the Notes. Please read this prospectus supplement and the accompanying prospectus before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information. The information on the websites referred to herein is not incorporated by reference into this prospectus supplement or the accompanying prospectus.

	Per Note		Total
Public offering price(1)		%	$
Underwriting discount (sales load)		%	$
Proceeds, before expenses, to Ares Capital Corporation(2)		%	$

(1)
The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from June     , 2019 and must be paid by the purchaser if the Notes are delivered after June     , 2019.

(2)
Before deducting expenses payable by us related to this offering, estimated at $            .

                THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about June     , 2019.

BofA Merrill Lynch	J.P. Morgan	Wells Fargo Securities

The date of this prospectus supplement is June     , 2019.

              You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of the date on the front cover of this prospectus supplement or the accompanying prospectus, as applicable. Our business, financial condition, results of operations and prospects may have changed since that date. This prospectus supplement may add, update or change information contained in the accompanying prospectus. If information in this prospectus supplement is inconsistent with the accompanying prospectus, this prospectus supplement will apply and will supersede that information in the accompanying prospectus.

Prospectus Supplement

Prospectus

S-i

S-ii

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus supplement and the accompanying prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus supplement and the accompanying prospectus involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof), including the Tax Cuts and Jobs Act and the Small Business Credit Availability Act, governing our operations or the operations of our portfolio companies or the operations of our competitors;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  our ability to successfully invest any capital raised in this offering;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital and our ability to manage our capital resources effectively;

  •
  our contractual arrangements and relationships with third parties, including parties to our co-investment program;

  •
  the general economy and its impact on the industries in which we invest;

  •
  uncertainty surrounding the financial stability of the United States, Europe and China;

  •
  the social, geopolitical, financial, trade and legal implications of Brexit;

  •
  Middle East turmoil and the potential for volatility in energy prices and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any other acquisitions;

  •
  the outcome and impact of any litigation;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward- looking statements, although not all forward-looking statements include these words. You should not place undue reliance on these forward-looking statements. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus.

              We have based the forward-looking statements included in this prospectus supplement and the accompanying prospectus on information available to us as of their respective dates, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the U.S. Securities and Exchange Commission (the "SEC"), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

              The forward-looking statements in this prospectus supplement and the accompanying prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 THE COMPANY

              This summary highlights some of the information contained elsewhere in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" in this prospectus supplement and in the accompanying prospectus and the other information included in this prospectus supplement and the accompanying prospectus. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management Corporation and its affiliated companies (other than portfolio companies of its affiliated funds).

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering on October 8, 2004. As of March 31, 2019, we were the largest BDC in the United States with approximately $14.0 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each and investments in project finance/power generation projects generally range between $10 million and $200 million. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In pursuit of our investment objective, we generally seek to self- originate investments and lead the investment process, which may result in us making commitments with respect to indebtedness or securities of a potential portfolio company in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 20 years and its partners have an average of approximately 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2019, Ares had approximately 420 investment professionals and approximately 650 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation" in the accompanying prospectus. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

Senior Direct Lending Program

              We have established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. (NYSE: AIG) and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). The SDLP may generally commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and the SDLP Certificates. As of March 31, 2019, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

              As of March 31, 2019, we and Varagon and its clients had agreed to make capital available to the SDLP of $6.2 billion in the aggregate, of which $3.3 billion has been funded. As of March 31, 2019, we agreed to make available to the SDLP (subject to the approval of the SDLP as described above) $1.4 billion, of which $792 million was funded. As of March 31, 2019, the SDLP had commitments to fund delayed draw loans to certain of its portfolio companies of $243 million, which had been approved by the investment committee of the SDLP as described above, of which $58 million was committed by us. For more information on the SDLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Direct Lending Program" in the accompanying prospectus and Note 4 to our consolidated financial statements for the three months ended March 31, 2019.

Ivy Hill Asset Management, L.P.

              As of March 31, 2019, our portfolio company, IHAM, an SEC-registered investment adviser, managed 21 vehicles and served as the sub-manager/sub-servicer for two other vehicles (such vehicles, the "IHAM Vehicles"). As of March 31, 2019, IHAM had assets under management of approximately $4.6 billion. As of March 31, 2019, the amortized cost and fair value of our investment in IHAM was $444 million and $534 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 105 U.S.-based investment professionals as of March 31, 2019 and led by certain partners of the Ares Credit Group: Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members primarily comprised of certain of the U.S.-based partners of the Ares Credit Group.

Recent Developments

              In April 2019, we amended and restated the Revolving Credit Facility (as defined below) to, among other things, (a) increase the total size under the Revolving Credit Facility from approximately $2.1 billion to approximately $3.4 billion, (b) increase the size of the letter of credit sub-facility from $150 million to $200 million, with our ability to increase incrementally by $75 million on an uncommitted basis, (c) extend the expiration of the revolving period with respect to all commitments of the lenders under the credit facility to March 30, 2023, during which period we, subject to certain conditions, may make borrowings under the credit facility, and (d) extend the stated maturity date with respect to all commitments of the lenders under the credit facility to March 30, 2024.

              From April 1, 2019 through April 24, 2019, we made new investment commitments of approximately $183 million, of which $130 million were funded. Of these new commitments, 51% were in first lien senior secured loans, 48% were in second lien senior secured loans and 1% were in the subordinated certificates of the SDLP. Of the approximately $183 million of new investment commitments, 100% were floating rate. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 9.8%. We may seek to sell all or a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2019 through April 24, 2019, we exited approximately $747 million of investment commitments. Of the total investment commitments, 88% were first lien senior secured loans, 11% were senior subordinated loans and 1% were other equity securities. Of the approximately $747 million of exited investment commitments, 99% were floating rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 9.3% and the weighted average yield on total investments exited or repaid during the period at amortized cost was 9.3%. On the approximately $747 million of investment commitments exited from April 1, 2019 through April 24, 2019, we recognized total net realized gains of approximately $14 million.

              In addition, as of April 24, 2019, we had an investment backlog and pipeline of approximately $1,055 million and $195 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

              On April 24, 2019, at an in-person meeting, our board of directors approved the form of Second Amended and Restated Advisory and Management Agreement to be entered into by us and our investment adviser, effective as of June 6, 2019. The Second Amended and Restated Advisory and Management Agreement will reduce the rate used in calculating the base management fee calculated thereunder from 1.50% to 1.00% per annum with respect to assets financed using leverage over 1.0x debt to equity.

Our Corporate Information

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our principal executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

SPECIFIC TERMS OF THE NOTES AND THE OFFERING

              This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and supplements the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes. You should read this section together with the more general description of the Notes under the heading "Description of Notes" in this prospectus supplement and in the accompanying prospectus under the heading "Description of Our Debt Securities" before investing in the Notes. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes (as amended from time to time, the "indenture").

Issuer	Ares Capital Corporation
Title of the Securities	% Notes due
Initial Aggregate Principal Amount Being Offered	$
Initial Public Offering Price	% of the aggregate principal amount of Notes
Interest Rate	%
Yield to Maturity	%
Trade Date	June , 2019
Issue Date	June , 2019
Maturity Date	,
Interest Payment Dates	and , commencing , .
Ranking of Notes

The Notes will be our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equally, in right of payment with all of our existing and future senior liabilities that are not so subordinated, or junior, effectively subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of May 31, 2019, our total consolidated indebtedness was approximately $6.0 billion principal amount, of which approximately $1.7 billion was secured indebtedness at the Ares Capital level, and of which an aggregate of approximately $725 million was indebtedness of our subsidiaries. After giving effect to the issuance of the Notes and assuming the proceeds therefrom are used to repay outstanding borrowings under our $3.4 billion revolving credit facility (the "Revolving Credit Facility"), our $1.0 billion revolving funding facility (the "Revolving Funding Facility"), and/or the $400 million revolving funding facility of our consolidated subsidiary, Ares Capital JB Funding LLC (the "SMBC Funding Facility" and, together with the Revolving Credit Facility and the Revolving Funding Facility, the "Facilities"), our total consolidated indebtedness would have been approximately $             billion principal amount as of May 31, 2019. See "Capitalization."

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.
Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus        basis points, plus, in each case, accrued and unpaid interest to the redemption date; provided, however, that if we redeem any Notes on or after            ,             (the date falling            months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Sinking Fund	The Notes will not be subject to any sinking fund. A sinking fund is a reserve fund accumulated over a period of time for the retirement of debt.
Offer to Purchase upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event (as defined herein) occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Legal Defeasance

The Notes are subject to legal defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel as described herein under "Description of Notes—Satisfaction and Discharge; Defeasance," we can legally release ourselves from all payment and other obligations on the Notes.

Covenant Defeasance

The Notes are subject to covenant defeasance by us, which means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel as described herein under "Description of Notes—Satisfaction and Discharge; Defeasance," we will be released from some of the restrictive covenants in the indenture.

Form of Notes

The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company ("DTC") or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	U.S. Bank National Association
Events of Default

If an event of default (as described herein under "Description of Notes") on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	In addition to the covenants described in the accompanying prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions, giving effect to any exemptive relief granted to us by the SEC.

•

If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles ("GAAP").

No Established Trading Market

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although the underwriters have informed us that they intend to make a market in the Notes, as permitted by applicable laws and regulations, they are not obligated to do so and may discontinue any such market making activities at any time without notice. See "Underwriting." Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Global Clearance and Settlement Procedures

Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the trustee or the paying agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

Governing Law	The Notes and the indenture will be governed by and construed in accordance with the laws of the State of New York.

RISK FACTORS

              You should carefully consider the risk factors described below and under the caption "Risk Factors" in the accompanying prospectus, together with all of the other information included in this prospectus supplement and the accompanying prospectus, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected.

RISKS RELATING TO THE NOTES

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

              The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are effectively subordinated, or junior, to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of May 31, 2019, we had $1.7 billion aggregate principal amount of outstanding indebtedness under the Revolving Credit Facility. The Revolving Credit Facility is secured by certain assets in our portfolio and excludes investments held by Ares Capital CP Funding LLC ("Ares Capital CP") under the Revolving Funding Facility, those held by Ares Capital JB Funding LLC ("ACJB") under the SMBC Funding Facility and certain other investments; the indebtedness thereunder is therefore effectively senior to the Notes to the extent of the value of such assets.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

              The Notes are obligations exclusively of Ares Capital and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through subsidiary financing vehicles and secured by certain assets of such subsidiaries. For example, the secured indebtedness with respect to the Revolving Funding Facility and the SMBC Funding Facility is held through our consolidated subsidiaries, Ares Capital CP and ACJB, respectively. The assets of such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the Notes. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—Debt Capital Activities" in the accompanying prospectus for more detail on the Revolving Funding Facility and the SMBC Funding Facility.

              Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including trade creditors) and holders of preferred stock, if any, of our subsidiaries will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of May 31, 2019, we had $550 million aggregate principal amount of outstanding indebtedness under the Revolving Funding Facility and $175 million aggregate principal amount of outstanding indebtedness under the SMBC Funding Facility. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture will contain limited protection for holders of the Notes.

              The indenture offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions (giving effect to any exemptive relief granted to us by the SEC);

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  enter into transactions with affiliates;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

              Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity.

              Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

              Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See in the accompanying prospectus "Risk Factors—Risks Relating to Our Business—In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes, and the Unsecured Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes, and the Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations." In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

              Upon the occurrence of a Change of Control Repurchase Event, as defined in the indenture, as supplemented, subject to certain conditions, we will be required to offer to repurchase all outstanding Notes at 100% of their principal amount, plus accrued and unpaid interest. The source of funds for that purchase of Notes will be our available cash or cash generated from our operations or other potential sources, including borrowings, investment repayments, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Facilities at that time and to terminate the Facilities. In addition, the indentures governing our Convertible Unsecured Notes (as defined below), the 2020 Notes (as defined below), the 2022 Notes (as defined below) and the 2023 Notes (as defined below) contain a provision that would require us to offer to purchase the Convertible Unsecured Notes, the 2020 Notes, the 2022 Notes or the 2023 Notes upon the occurrence of a fundamental change or a change of control repurchase event, as applicable. A failure to purchase any tendered Convertible Unsecured Notes, 2020 Notes, 2022 Notes or the 2023 Notes would constitute an event of default under the indentures for the Convertible Unsecured Notes, the 2020 Notes, the 2022 Notes or the 2023 Notes, as applicable, which would, in turn, constitute a default under the Facilities and the indenture. Our future debt instruments also may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase all the Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See "Description of Notes—Offer to Repurchase Upon a Change of Control Repurchase Event."

If an active trading market does not develop for the Notes, you may not be able to resell them.

              The Notes are a new issue of debt securities for which there currently is no trading market. We do not intend to apply for listing of the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Notes at their fair market value or at all. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

Any adverse rating of the Notes may cause their trading price to fall.

              If a rating service were to rate the Notes and if such rating service were to lower its rating on the Notes below the rating initially assigned to the Notes or otherwise announces its intention to put the Notes on credit watch, the trading price of the Notes could decline.

Our credit ratings may not reflect all risks of an investment in the Notes.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the Notes.

The Notes may be issued with original issue discount for United States federal income tax purposes.

              The stated principal amount of the Notes may exceed their issue price (as defined below under "Certain Material U.S. Federal Income Tax Considerations—Taxation of Note Holders—Taxation of U.S. Holders—Original Issue Discount") by an amount that equals or exceeds the statutory de minimis amount and, accordingly, the Notes may be issued with original issue discount for U.S. federal income tax purposes in an amount equal to such excess. If the Notes are issued with original issue discount, U.S. Holders (as defined below under "Certain Material U.S. Federal Income Tax Considerations—Taxation of Note Holders—Taxation of U.S. Holders—Original Issue Discount") will be required to include such original issue discount in their gross income as it accrues, in advance of their receipt of cash attributable to such original issue discount. See "Certain Material U.S. Federal Income Tax Considerations."

Because the Notes will initially be held in book-entry form, holders of the Notes must rely on DTC's procedures to exercise their rights and remedies.

              We will initially issue the Notes in the form of one or more "global notes" registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in global notes will be shown on, and transfers of global notes will be effected only through, the records maintained by DTC. Except in limited circumstances, we will not issue certificated notes. See "Description of Notes—Book-Entry, Settlement and Clearance." Accordingly, if you own a beneficial interest in a global note, then you will not be considered an owner or holder of the Notes. Instead, DTC or its nominee will be the sole holder of the Notes. Payments of principal, interest and other amounts on global notes will be made to the paying agent, who will remit the payments to DTC. We expect that DTC will then credit those payments to the DTC participant accounts that hold book-entry interests in the global notes and that those participants will credit the payments to indirect DTC participants. Unlike persons who have certificated notes registered in their names, owners of beneficial interests in global notes will not have the direct right to act on our solicitations for consents or requests for waivers or other actions from holders of the Notes. Instead, those beneficial owners will be permitted to act only to the extent that they have received appropriate proxies to do so from DTC or, if applicable, a DTC participant. The applicable procedures for the granting of these proxies may not be sufficient to enable owners of beneficial interests in global notes to vote on any requested actions on a timely basis.

USE OF PROCEEDS

              We estimate that the net proceeds we will receive from the sale of the Notes in this offering will be approximately $             million, after deducting the underwriting discount of approximately $             million payable by us and estimated offering expenses of approximately $             million payable by us.

              We expect to use the net proceeds of this offering to repay outstanding indebtedness under the Revolving Credit Facility ($1.7 billion aggregate principal amount outstanding as of May 31, 2019), the Revolving Funding Facility ($550 million aggregate principal amount outstanding as of May 31, 2019) and/or the SMBC Funding Facility ($175 million aggregate principal amount outstanding as of May 31, 2019).

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on the London Interbank Offered Rate ("LIBOR") (one-, two-, three- or six-month) plus an applicable spread of either 1.75% or 1.875% or an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of either 0.75% or 0.875%, in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of May 31, 2019, the one-, two-, three- and six-month LIBOR was 2.43%, 2.47%, 2.50% and 2.52%, respectively. The interest rate charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus 2.00% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.00% per annum. The Revolving Funding Facility is scheduled to expire on January 3, 2024 (subject to extension exercisable upon mutual consent). The interest rate charged on the indebtedness incurred under the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. The SMBC Funding Facility is scheduled to expire on September 14, 2024 (subject to two one-year extension options exercisable upon mutual consent).

              Affiliates of certain of the underwriters are lenders under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility.

              We may reborrow under the credit facilities described above for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective.

              Investing in portfolio companies could include investments in our investment backlog and pipeline that, as of April 24, 2019, were approximately $1,055 million and $195 million, respectively. Please note that the consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

 CAPITALIZATION

              The following table sets forth our actual capitalization at March 31, 2019. You should read this table together with "Use of Proceeds" described in this prospectus supplement and our most recent balance sheet included elsewhere in this prospectus supplement or the accompanying prospectus.

As of March 31, 2019 (dollar amounts in millions except per share amounts)
Cash and cash equivalents	$572

Debt(1)
Revolving Credit Facility	$1,997
Revolving Funding Facility	620
SMBC Funding Facility	105
2022 Convertible Notes	388
2024 Convertible Notes	403
2020 Notes	600
2022 Notes	600
2023 Notes	750
2025 Notes	600
2047 Notes	230

Total Debt	6,293
Stockholders' Equity
Common stock, par value $0.001 per share, 600,000,000 common shares authorized, and 426,298,200 common shares issued and outstanding	—
Capital in excess of par value	7,177
Accumulated undistributed earnings	162

Total stockholders' equity	7,339

Total capitalization	$13,632

(1)
The above table reflects the principal amount of indebtedness outstanding as of March 31, 2019. As of May 31, 2019, indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility were $1.7 billion, $550 million and $175 million, respectively. The net proceeds from the sale of the Notes are expected to be used to pay down outstanding indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility. We may reborrow under these credit facilities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. See "Use of Proceeds."

DESCRIPTION OF NOTES

              The following description of the particular terms of the        % Notes due            supplements and, to the extent inconsistent therewith, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

              We will issue the Notes under a base indenture (the "base indenture") dated as of October 21, 2010, between us and U.S. Bank National Association, as trustee (the "trustee"), as supplemented by a separate supplemental indenture to be dated as of the settlement date for the Notes (the "supplemental indenture"). As used in this section, all references to the "indenture" mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended, or the TIA.

              The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes.

              For purposes of this description, references to "we," "our" and "us" refer only to Ares Capital and not to any of its current or future subsidiaries and references to "subsidiaries" refer only to our consolidated subsidiaries and exclude any investments held by Ares Capital in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of Ares Capital and its subsidiaries.

General

              The Notes:

  •
  will be our general unsecured, senior obligations;

  •
  will initially be issued in an aggregate principal amount of $             million;

  •
  will mature on            ,            , unless earlier redeemed or repurchased, as discussed below;

  •
  will bear cash interest from June     , 2019 at an annual rate of        % payable semi-annually on                        and                         of each year, beginning on            ,         ;

  •
  will be subject to redemption at our option as described under "—Optional Redemption;"

  •
  will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under "—Offer to Repurchase Upon a Change of Control Repurchase Event"), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

  •
  will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

  •
  will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See "—Book-Entry, Settlement and Clearance."

              The indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or issuing or repurchasing our other securities. Other than restrictions described under "—Offer to Repurchase Upon a Change of Control Repurchase Event" and "—Merger, Consolidation or Sale of Assets" below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

              We may, without the consent of the holders, issue additional Notes under the indenture with the same terms (except for the issue date, public offering price and, if applicable, the initial interest payment date) and with the same CUSIP numbers as the Notes offered hereby in an unlimited aggregate principal amount; provided that such additional Notes must be part of the same issue as the Notes offered hereby for U.S. federal income tax purposes.

              We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

              We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

              Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

              A holder of Notes may transfer or exchange Notes at the office of the registrar in accordance with the indenture. The registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

              The registered holder of a Note will be treated as its owner for all purposes.

Interest

              The Notes will bear cash interest at a rate of        % per year until maturity. Interest on the Notes will accrue from June     , 2019 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on                        and                         of each year, beginning on            ,         .

              Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time (the "close of business") on            or                        , as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

              If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term "business day" means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York or the city in which the corporate trust office is located are authorized or obligated by law or executive order to close.

Ranking

              The Notes will be our general unsecured obligations that rank senior in right of payment to all of our future indebtedness that is expressly subordinated, or junior, in right of payment to the Notes. The Notes will rank pari passu, or equally, in right of payment with all of our existing and future liabilities that are not so subordinated, or junior. The Notes will effectively rank subordinated, or junior, to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Notes will rank structurally subordinated, or junior, to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

              As of May 31, 2019, our total consolidated indebtedness was approximately $6.0 billion aggregate principal amount outstanding, of which approximately $1.7 billion was secured indebtedness at the Ares Capital level, and of which an aggregate of approximately $725 million was indebtedness of our subsidiaries. After giving effect to the issuance of the Notes, and assuming the proceeds therefrom are used to repay outstanding borrowings under the Facilities, our total consolidated indebtedness would have been approximately $     billion aggregate principal amount outstanding as of May 31, 2019. See "Capitalization."

Optional Redemption

              We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

  •
  100% of the principal amount of the Notes to be redeemed, or

  •
  the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30- day months) using the applicable Treasury Rate plus basis points;

provided, however, that if we redeem any Notes on or after                ,                 (the date falling                months prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

              If we choose to redeem any Notes, we will deliver a notice of redemption to holders of Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

              For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

              "Treasury Rate" means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

              "Comparable Treasury Issue" means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

              "Comparable Treasury Price" means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations.

              "Quotation Agent" means a Reference Treasury Dealer selected by us.

              "Reference Treasury Dealer" means each of (1) BofA Securities, Inc., (2) J.P. Morgan Securities LLC and (3) Wells Fargo Securities, LLC or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States (a "Primary Treasury Dealer"), we shall select another Primary Treasury Dealer.

              "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York time on the third business day preceding such redemption date.

              All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

              If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder's Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

              On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the Investment Company Act, we will, to the extent lawful:

  (1)
  accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

  (2)
  deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

  (3)
  deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers' certificate stating the aggregate principal amount of Notes being purchased by us.

              The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

              We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

              The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of our Facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under the Facilities at that time and to terminate the Facilities. In addition, the indentures governing our Convertible Unsecured Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes and the 2025 Notes contain a provision that would require us to offer to purchase the Convertible Unsecured Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes or the 2025 Notes upon the occurrence of a fundamental change or a change of control repurchase event, as applicable. A failure to purchase any tendered Convertible Unsecured Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes or the 2025 Notes would constitute an event of default under the indentures for the Convertible Unsecured Notes, the 2020 Notes the 2022 Notes, the 2023 Notes or the 2025 Notes, as applicable, which would, in turn, constitute a default under the Facilities and the indenture. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources" in the accompanying prospectus for a general discussion of our indebtedness. Our future debt instruments may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our future debt instruments, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our other debt. See "Risk Factors—Risks Relating to the Notes—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event."

              The definition of "Change of Control" includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of "all or substantially all" of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase "substantially all," there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

              For purposes of the Notes:

              "Below Investment Grade Rating Event" means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

              "Change of Control" means the occurrence of any of the following:

  (1)
  the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Ares Capital and its Controlled Subsidiaries taken as a whole to any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Ares Capital or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

  (2)
  the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" or "group" (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Ares Capital, measured by voting power rather than number of shares; or

  (3)
  the approval by Ares Capital's stockholders of any plan or proposal relating to the liquidation or dissolution of Ares Capital.

              "Change of Control Repurchase Event" means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

              "Controlled Subsidiary" means any subsidiary of Ares Capital, 50% or more of the outstanding equity interests of which are owned by Ares Capital and its direct or indirect subsidiaries and of which Ares Capital possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

              "Fitch" means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

              "Investment Grade" means a rating of BBB– or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB– or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

              "Permitted Holders" means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) Ares Capital Management LLC or any affiliate of Ares Capital Management LLC that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

              "Rating Agency" means:

  (1)
  each of Fitch and S&P; and

  (2)
  if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a "nationally recognized statistical rating organization" as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or S&P, or both, as the case may be.

              "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

              "Voting Stock" as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

              In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

              The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Ares Capital or its Controlled Subsidiaries shall not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

  •
  we are the surviving person (the "Surviving Person") or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made shall be a corporation or limited liability company organized and existing under the laws of the United States of America or any state or territory thereof;

  •
  the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the indenture to be performed by us;

  •
  immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default shall have occurred and be continuing; and

  •
  we shall deliver, or cause to be delivered, to the trustee, an officers' certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the indenture relating to such transaction have been complied with.

              For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

              Although there is a limited body of case law interpreting the phrase "substantially all", there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve "all or substantially all" of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions are permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

              An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

  •
  We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act or any successor provisions, as such obligation may be amended or superseded, giving effect to any exemptive relief that may be granted to us by the SEC.

  •
  If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

              Each of the following is an event of default:

  (1)
  default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

  (2)
  default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

  (3)
  our failure for 60 consecutive days after written notice from the trustee or the holders of at least 25% in principal amount of the Notes then outstanding has been received to comply with any of our other agreements contained in the Notes or indenture;

  (4)
  default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Ares Capital for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

  (5)
  Pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the Investment Company Act, on the last business day of each of 24 consecutive calendar months, any class of securities shall have an asset coverage (as such term is used in the Investment Company Act) of less than 100%; or

  (6)
  certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

              If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the outstanding Notes may declare the entire principal amount of Notes to be due and immediately payable, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof shall become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

              At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

              No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless

  (i)
  such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes,

  (ii)
  the holders of not less than 25% in principal amount of the outstanding Notes shall have made written request to the trustee to institute proceedings in respect of such event of default;

  (iii)
  such holder or holders have offered to the trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

  (iv)
  the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

  (v)
  no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

              Notwithstanding any other provision in the indenture, the holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such holder.

              The trustee shall be under no obligation to exercise any of the rights or powers vested in it by the indenture at the request or direction of any of the holders of the Notes unless such holders shall have offered to the trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction shall not be in conflict with any rule of law or with this indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting.

              The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default shall cease to exist, and any event of default arising therefrom shall be deemed to have been cured, for every purpose, but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereto.

              We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers' certificate stating that to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the indenture.

              Within 90 days after the occurrence of any default under the indenture with respect to the Notes, the trustee shall transmit notice of such default known to the trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

              We may satisfy and discharge our obligations under the indenture by delivering to the securities registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

              In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture. Defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due date and (ii) delivering to the trustee an opinion of counsel stating that (a) we have received from, or there has been published by, the Internal Revenue Service (the "IRS") a ruling, or (b) since the date of execution of the indenture, there has been a change in the applicable U.S. federal income tax law, in either case to the effect that, and based thereon, the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred, we can legally release ourselves from all payment and other obligations on the Notes. Covenant defeasance means that, subject to the satisfaction of certain conditions, including, but not limited to, (i) depositing in trust for the benefit of the holders of the Notes a combination of money and/or U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates and (ii) delivering to the trustee an opinion of counsel to the effect that the holders of the Notes and any coupons appertaining thereto will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred, we will be released from some of the restrictive covenants in the indenture.

No Personal Liability of Directors, Officers, Employees and Stockholders

              No past, present or future director, officer, employee, incorporator or stockholder of ours, as such, will have any liability for any obligations of ours under the indenture or the Notes or for any claim based on, in respect of, or by reason of, such obligations or their creation. By accepting any Note, each holder of the Notes will be deemed to waive and release all such liability, and such waiver and release are part of the consideration for the issuance of the Notes.

Trustee

              U.S. Bank National Association is the trustee, security registrar and paying agent. U.S. Bank National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this prospectus supplement and accompanying prospectus or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

              We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

              The indenture provides that it and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

              The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons (the "Global Notes"). Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

              Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC ("DTC participants") or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

  •
  upon deposit of a Global Note with DTC's custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

  •
  ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

              Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

              All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

              DTC has advised us that it is:

  •
  a limited purpose trust company organized under the laws of the State of New York;

  •
  a "banking organization" within the meaning of the New York State Banking Law;

  •
  a member of the Federal Reserve System;

  •
  a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

  •
  a "clearing agency" registered under Section 17A of the Exchange Act.

              DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC's participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC's system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

              So long as DTC's nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

  •
  will not be entitled to have Notes represented by the Global Note registered in their names;

  •
  will not receive or be entitled to receive physical, certificated Notes; and

  •
  will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

              As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

              Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC's nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

              Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

              Transfers between participants in DTC will be effected under DTC's procedures and will be settled in same-day funds.

Certificated Notes

              Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

  •
  DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

  •
  DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days;

  •
  we, in our sole discretion, permit the exchange of any beneficial interest in a global note for one or more physical, certificated Notes at the request of the owner of such beneficial interest; or

  •
  an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of the material U.S. federal income tax considerations applicable to an investment in the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations promulgated under the Code, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. Investors should consult their own tax advisors with respect to tax considerations that pertain to their investment in the Notes.

              This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a "straddle," "hedge," "constructive sale transaction" or "conversion transaction" for tax purposes, entities that are tax-exempt for U.S. federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for U.S. federal income tax purposes) and beneficial owners of pass-through entities, persons whose functional currency is not the U.S. dollar or persons subject to the special tax accounting rules under Section 451(b) of the Code. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the Notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). Moreover, this discussion does not address the effect of the "unearned" net investment income surtax. Investors considering purchasing the Notes should consult their own tax advisors concerning the application of the U.S. federal tax laws to their individual circumstances, as well as any consequences to such investors relating to purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

              For purposes of this discussion, the term "U.S. Holder" means a beneficial owner of a Note that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more U.S. persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a U.S. person, or (iv) an estate the income of which is subject to U.S. federal income taxation regardless of its source. The term "non-U.S. Holder" means a beneficial owner of a Note that is neither a U.S. Holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). We have not sought and will not seek any ruling from the IRS regarding the Notes. This summary does not discuss any aspects of U.S. federal estate or gift tax, or any non-U.S., state or local tax. This summary does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

              If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the U.S. federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partnerships holding Notes, and persons holding interests in such partnerships, should each consult their own tax advisors as to the consequences of investing in the Notes in their individual circumstances.

Taxation of Note Holders

              Taxation of U.S. Holders.    If you are not a U.S. Holder, this section does not apply to you. Please see "—Taxation of Non-U.S. Holders", below.

              Payments or accruals of interest on a Note generally will be taxable to a U.S. Holder as ordinary interest income at the time such payments are received (actually or constructively) or accrued, in accordance with the U.S. Holder's regular method of tax accounting.

              Original Issue Discount.    For U.S. federal income tax purposes, the "issue price" of the Notes will equal the first price at which a substantial amount of the Notes are sold to investors, excluding sales to bond houses, brokers, or similar persons or persons acting in the capacity of underwriters, placement agents or wholesalers. The stated principal amount of the Notes (generally, the sum of all amounts a holder is entitled to receive on the Notes other than periodic stated interest payable in cash) may exceed their issue price (as defined above) by an amount that equals or exceeds the statutory de minimis amount (generally 1/4 of 1% of the debt instrument's stated principal amount multiplied by the number of complete years from its issue date to its maturity date) and, accordingly, the Notes may be issued with original issue discount ("OID") for U.S. federal income tax purposes if there is such an excess.

              If the Notes are issued with OID, a U.S. Holder will be required to include such OID in gross income, as ordinary income, as the OID accrues on a constant yield basis, in advance of the receipt of the cash payment attributable to the OID, regardless of such U.S. Holder's usual method of accounting for U.S. federal income tax purposes. The amount of OID that a U.S. Holder must include in gross income for each taxable year is the sum of the daily portions of OID that accrue on the U.S. Holder's Notes for each day of the taxable year during which the U.S. Holder holds the Notes. The daily portion of OID is determined by allocating to each day of an accrual period (generally, the period between interest payment dates or compounding dates) a pro rata portion of the OID allocable to such accrual period. The amount of OID allocable to an accrual period is the product of the "adjusted issue price" of the Notes at the beginning of the accrual period multiplied by the yield to maturity of the Notes (determined on the basis of compounding at the close of each accrual period and appropriately adjusted to reflect the length of the accrual period), reduced by the amount of any stated interest allocable to such accrual period. The adjusted issue price of the Notes at the beginning of an accrual period generally will equal their issue price, increased by the aggregate amount of OID that has accrued on the Notes in all prior accrual periods. The amount of OID included in a U.S. Holder's gross income will increase the U.S. Holder's adjusted tax basis in the Notes. Under these rules, a U.S. Holder will have to include increasingly greater amounts of OID over such U.S. Holder's holding period in the Notes. U.S. Holders should consult their own tax advisors concerning the consequences of, and accrual of, OID on the Notes.

              A U.S. Holder generally may irrevocably elect to treat all interest on the Notes as OID and calculate the amount includible in income using a constant yield basis. U.S. Holders should consult their own tax advisors regarding this election.

              Subject to the discussion above under "—Taxation of U.S. Holders—Original Issue Discount" upon the sale, exchange, redemption, retirement or other disposition of a Note, a U.S. Holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. Holder's adjusted tax basis in the Note. A U.S. Holder's adjusted tax basis in a Note generally will equal the U.S. Holder's initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the U.S. Holder's holding period in the Note was more than one year. Long-term capital gains generally are taxed at reduced rates for individuals and certain other non-corporate U.S. Holders. The deductibility of capital losses is subject to limitations.

              Taxation of Non-U.S. Holders.    If you are not a non-U.S. Holder, this section does not apply to you. Please see "—Taxation of U.S. Holders", above.

              A non-U.S. Holder generally will not be subject to U.S. federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. Holder of a trade or business within the United States, (ii) in the case of interest income, the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iii) the non-U.S. Holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (iv) the U.S. payor of the interest (including us, or any intermediary who pays the interest on our behalf) does not have actual knowledge or reason to know that a holder is a United States person and such non-U.S. Holder provides a statement on a properly completed and executed IRS Form W-8BEN, W-8BEN-E or other applicable form signed under penalties of perjury that includes, among other requirements, its taxpayer identification number, name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. Holder.

              A non-U.S. Holder that is not exempt from tax under these rules generally will be subject to U.S. federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a U.S. trade or business, in which case the interest generally will be subject to U.S. federal income tax on a net income basis as applicable to U.S. Holders generally (unless an applicable income tax treaty provides otherwise) and such non-U.S. Holder would be required in lieu of the certifications described above to provide a properly executed IRS Form W-8ECI, or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax. To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a U.S. trade or business, the non-U.S. Holder must timely provide the appropriate, properly executed IRS forms. These forms may be required to be periodically updated.

              In the case of a non-U.S. Holder that is a corporation and that receives income that is effectively connected with the conduct of a U.S. trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a U.S. trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. Holder is a qualified resident of a country with which the United States has an income tax treaty.

              Generally, a non-U.S. Holder will not be subject to U.S. federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other disposition of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. Holder (and, if required by an applicable income tax treaty, is not attributable to a United States "permanent establishment" maintained by the non-U.S. Holder). Non-U.S. Holders should consult their own tax advisors with regard to whether taxes will be imposed on capital gain in their individual circumstances.

              Information Reporting and Backup Withholding.    A U.S. Holder (other than an "exempt recipient," including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding on, and to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. Holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply. Non-U.S. Holders generally are exempt from information reporting and backup withholding, provided, if necessary, that they demonstrate their qualification for exemption. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner's U.S. federal income tax provided the required information is timely furnished to the IRS.

Additional Withholding Requirements

              Withholding taxes may be imposed under the provisions of the Code generally known as the Foreign Account Tax Compliance Act, or FATCA, on certain types of payments made to non-U.S. financial institutions and certain other non-U.S. entities. Specifically, a 30% withholding tax may be imposed on interest on, or (subject to proposed U.S. Treasury Regulations as discussed below) gross proceeds from the sale or disposition of, the Notes paid to a "foreign financial institution" or a "nonfinancial foreign entity" (each as defined in the Code), unless (1) the foreign financial institution undertakes certain diligence and reporting obligations, (2) the non-financial foreign entity either certifies it does not have any "substantial United States owners" (as defined in the Code) or furnishes identifying information regarding each substantial United States owner (by providing an IRS Form W-8BEN-E or other applicable IRS form) or (3) the foreign financial institution or non-financial foreign entity otherwise qualifies for an exemption from these rules and provides appropriate documentation (such as an IRS Form W-8BEN-E or other applicable IRS form). If the payee is a foreign financial institution and is subject to the diligence and reporting requirements in (1) above, it must enter into an agreement with the U.S. Department of Treasury requiring, among other things, that it undertake to identify accounts held by certain "specified United States persons" or "United States-owned foreign entities" (each as defined in the Code), annually report certain information about such accounts and withhold 30% on payments to non-compliant foreign financial institutions and certain other account holders. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. Accordingly, the entity through which the Notes are held will affect the determination of whether such withholding is required.

              Information reporting requirements may apply regardless of whether withholding is required. Copies of the information returns reporting such interest and withholding also may be made available to the tax authorities in the country in which a non-U.S. Holder is a resident under the provisions of an applicable income tax treaty or agreement.

              Under the applicable Treasury regulations, withholding under FATCA generally applies to payments of interest on the Notes from such Notes' date of issuance. Currently effective, proposed U.S. Treasury Regulations have been issued that, when finalized, will provide for the repeal of the 30% withholding tax that would have applied to all payments of gross proceeds from the sale, exchange or disposition of stock, bonds, or other property that could give rise to dividends or interest occurring on or after January 1, 2019. In the preamble to the proposed U.S. Treasury Regulations, the government provided that taxpayers may rely upon this repeal until the issuance of final U.S. Treasury Regulations. Non-U.S. Holders are urged to consult with their tax advisors regarding the application of FATCA to their ownership of the Notes. The FATCA withholding tax will apply to all withholdable payments without regard to whether the beneficial owner of the payment would otherwise be entitled to an exemption from imposition of withholding tax pursuant to an applicable tax treaty with the United States or U.S. domestic law. If payment of this withholding tax is made, holders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such interest or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction, if any. We will not pay additional amounts to holders of the Notes in respect of any amounts withheld.

              Prospective holders should consult their own tax advisors regarding the potential application of withholding under FATCA to their investment in the Notes.

              Investors should consult their own tax advisors with respect to the particular tax consequences of an investment in the Notes in their individual circumstances, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

              BofA Securities, Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC are acting as representatives of each of the underwriters named below. Subject to the terms and conditions set forth in a purchase agreement among us and the underwriters, we have agreed to sell to the underwriters, and each of the underwriters has agreed, severally and not jointly, to purchase from us, the aggregate principal amount of Notes set forth opposite its name below.

Name of Underwriter	Aggregate Principal Amount of Securities to be Purchased
BofA Securities, Inc.	$
J.P. Morgan Securities LLC
Wells Fargo Securities, LLC

Total	$

              Subject to the terms and conditions set forth in the purchase agreement, the underwriters have agreed, severally and not jointly, to purchase all of the Notes sold under the purchase agreement if any of these Notes are purchased. If an underwriter defaults, the purchase agreement provides that the purchase commitments of the nondefaulting underwriters may be increased or the purchase agreement may be terminated.

              We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the "Securities Act"), or to contribute to payments the underwriters may be required to make in respect of those liabilities.

              The underwriters are offering the Notes, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the Notes, and other conditions contained in the purchase agreement, such as the receipt by the underwriters of officer's certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

Commissions and Discounts

              The following table shows the total underwriting discounts that we are to pay to the underwriters in connection with this offering.

	Per Note		Total
Public offering price		%	$
Underwriting discount (sales load)		%	$
Proceeds, before expenses, to us		%	$

              The underwriters propose to offer some of the Notes to the public at the public offering price set forth on the cover page of this prospectus supplement and may offer the Notes to certain other Financial Industry Regulatory Authority (FINRA) members at the public offering price less a concession not in excess of        % of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may reallow, a discount not in excess of        % of the aggregate principal amount of the Notes. After the initial offering of the Notes to the public, the public offering price and such concessions may be changed. No such change shall change the amount of proceeds to be received by us as set forth on the cover page of this prospectus supplement.

              The expenses of the offering, not including the underwriting discount, are estimated at approximately $            and are payable by us.

No Sales of Similar Securities

              Subject to certain exceptions, we have agreed not to directly or indirectly, offer, pledge, sell, contract to sell, grant any option for the sale of, or otherwise transfer or dispose of any debt securities issued or guaranteed by the Company or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by the Company or file any registration statement under the Securities Act with respect to any of the foregoing until the settlement date of this offering without first obtaining the written consent of the representatives. This consent may be given at any time without public notice.

Listing

              The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

              We have been advised by the underwriters that they presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. The underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of the underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization, Short Positions

              In connection with the offering, the underwriters may purchase and sell Notes in the open market. These transactions may include short sales and purchases on the open market to cover positions created by short sales. Short sales involve the sale by the underwriters of a greater principal amount of Notes than they are required to purchase in the offering. The underwriters must close out any short position by purchasing Notes in the open market. A short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the Notes in the open market after pricing that could adversely affect investors who purchase in the offering.

              Similar to other purchase transactions, the underwriters' purchases to cover the syndicate short sales may have the effect of raising or maintaining the market price of the Notes or preventing or retarding a decline in the market price of the Notes. As a result, the price of the Notes may be higher than the price that might otherwise exist in the open market.

              The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

              Any of these activities may cause the price of the Notes to be higher than the price that otherwise would exist in the open market in the absence of such transactions. These transactions may be affected in the over-the-counter market or otherwise and, if commenced, may be discontinued at any time without any notice relating thereto.

              Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Electronic Offer, Sale and Distribution of Notes

              The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited principal amount of the Notes for sale to their online brokerage customers.

Other Relationships

              The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, investment research, principal investment, hedging, market making, brokerage and other financial and non-financial activities and services. The underwriters and their respective affiliates have provided in the past and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to Ares and its affiliates and managed funds and Ares Capital or our portfolio companies for which they have received or will be entitled to receive separate fees. In particular, the underwriters or their affiliates may execute transactions with Ares Capital or on behalf of Ares Capital, Ares or any of our or their portfolio companies, affiliates and/or managed funds. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to or whose loans are syndicated to Ares, Ares Capital or Ares Capital Management and their affiliates and managed funds.

              Affiliates of certain of the underwriters may be limited partners of private investment funds affiliated with our investment adviser, Ares Capital Management.

              The underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other financial instruments related thereto for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to Ares, Ares Capital, Ares Capital Management or any of our portfolio companies.

              We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if—among other things—we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

              After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of their business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of the Notes, the underwriters or their affiliates may develop analyses or opinions related to Ares, Ares Capital or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding Ares Capital to our noteholders or any other persons.

              In the ordinary course of their business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. Certain of the underwriters and their affiliates that have a lending relationship with us routinely hedge their credit exposure to us consistent with their customary risk management policies. Typically, such underwriters and their affiliates would hedge such exposure by entering into transactions which consist of either the purchase of credit default swaps or the creation of short positions in our securities, including potentially the Notes. Any such credit default swaps or short positions could adversely affect future trading prices of the Notes. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

              Affiliates of certain of the underwriters serve as agents and/or lenders under our credit facilities or other debt instruments (including the Revolving Credit Facility and the Revolving Funding Facility) and may also be lenders to private investment funds managed by IHAM. JPMorgan Chase Bank, N.A., an affiliate of J.P. Morgan Securities LLC, is the administrative agent under our Revolving Credit Facility. BofA Securities, Inc. (assignee of Merrill Lynch, Pierce, Fenner & Smith Incorporated) and JPMorgan Chase Bank, N.A. are joint bookrunners and joint lead arrangers for our Revolving Credit Facility. Bank of America, N.A., an affiliate of BofA Securities, Inc., is a syndication agent with respect to our Revolving Credit Facility. Wells Fargo Securities, LLC is the agent under the Revolving Funding Facility. Certain of the underwriters and their affiliates were underwriters in connection with our initial public offering and our subsequent common stock offerings, debt offerings and rights offering, for which they received customary fees.

              Proceeds of this offering will be used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility. Affiliates of BofA Securities, Inc. and J.P. Morgan Securities LLC are lenders under the Revolving Credit Facility. Affiliates of BofA Securities, Inc. and Wells Fargo Securities, LLC are lenders under the Revolving Funding Facility. Accordingly, affiliates of certain of the underwriters may receive more than 5% of the proceeds of this offering to the extent such proceeds are used to repay or repurchase outstanding indebtedness under the Revolving Credit Facility, the Revolving Funding Facility and/or the SMBC Funding Facility.

              The principal business address of BofA Securities, Inc. is One Bryant Park, New York, NY 10036. The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10179. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, NC 28202.

Notice to Prospective Investors in the European Economic Area

              The Notes are not intended to be offered, sold or otherwise made available to and should not be offered, sold or otherwise made available to any retail investor in the European Economic Area ("EEA"). For these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, "MiFID II"); or (ii) a customer within the meaning of Directive 2002/92/EC (as amended, the "Insurance Mediation Directive"), where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a qualified investor as defined in Directive 2003/71/EC (as amended, the "Prospectus Directive"). Consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the "PRIIPs Regulation") for offering or selling the Notes or otherwise making them available to retail investors in the EEA has been prepared and therefore offering or selling the Notes or otherwise making them available to any retail investor in the EEA may be unlawful under the PRIIPS Regulation. This prospectus supplement has been prepared on the basis that any offer of Notes in any Member State of the EEA will be made pursuant to an exemption under the Prospectus Directive from the requirement to publish a prospectus for offers of the Notes. This prospectus supplement and the accompanying prospectus is not a prospectus for the purposes of the Prospectus Directive.

Notice to Prospective Investors in the United Kingdom

              In addition, in the United Kingdom, this document is being distributed only to, and is directed only at, and any offer subsequently made may only be directed at persons who are "qualified investors" (as defined in the Prospectus Directive) (i) who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005, as amended (the "Order") and/or (ii) who are high net worth entities falling within Article 49(2)(a) to (d) of the Order, and other persons to whom it may otherwise lawfully be communicated (all such persons together being referred to as "relevant persons"). This document must not be acted on or relied on in the United Kingdom by persons who are not relevant persons. In the United Kingdom, any investment or investment activity to which this document relates is only available to, and will be engaged in with, relevant persons.

LEGAL MATTERS

              Certain legal matters in connection with the offering will be passed upon for us by Kirkland & Ellis LLP, Los Angeles, California and New York, New York, Eversheds Sutherland (US) LLP, Washington, D.C. and Venable LLP, Baltimore, Maryland. Kirkland & Ellis LLP has from time to time represented the underwriters, Ares and Ares Capital Management on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Freshfields Bruckhaus Deringer US LLP.

PROSPECTUS

$3,000,000,000

Common Stock
Preferred Stock
Debt Securities
Subscription Rights
Warrants
Units

               Ares Capital Corporation is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, we also make preferred and/or common equity investments.

               We are externally managed by our investment adviser, Ares Capital Management LLC, a subsidiary of Ares Management Corporation, a publicly traded, leading global asset manager. Ares Operations LLC, a subsidiary of Ares Management Corporation, provides certain administrative and other services necessary for us to operate.

               Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." On May 23, 2019 the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.93 per share. The net asset value per share of our common stock at March 31, 2019 (the last date prior to the date of this prospectus on which we determined net asset value) was $17.21.

               Investing in our securities involves risks that are described in the "Risk Factors" section beginning on page 23 of this prospectus, including the risk of leverage.

               We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, which we refer to, collectively, as the "securities." The preferred stock, debt securities, subscription rights and warrants (including as part of a unit) offered hereby may be convertible or exchangeable into shares of our common stock. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock less any underwriting commissions or discounts will generally not be less than the net asset value per share of our common stock at the time we make the offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. This prospectus describes some of the general terms that may apply to an offering of our securities. We will provide the specific terms of these offerings and securities in one or more supplements to this prospectus. We may also authorize one or more free writing prospectuses to be provided to you in connection with these offerings. The accompanying prospectus supplement and any related free writing prospectus may also add, update, or change information contained in this prospectus. You should carefully read this prospectus, the accompanying prospectus supplement, any related free writing prospectus and the documents incorporated by reference herein, before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. The SEC also maintains a website at www.sec.gov that contains such information.

               Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

               This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is May 29, 2019.

              You should rely only on the information contained in this prospectus, the accompanying prospectus supplement, any related free writing prospectus, the documents incorporated by reference in this prospectus and the applicable prospectus supplement, or any other information to which we have referred you. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in, or incorporated by reference in, this prospectus, the accompanying prospectus supplement or any such free writing prospectus is, or will be, accurate only as of the dates on their respective covers. Our business, financial condition, results of operations and prospects may have changed since any such date.

i

 ABOUT THIS PROSPECTUS

              This prospectus is part of a registration statement that we have filed with the U.S. Securities and Exchange Commission (the "SEC"), using the "shelf" registration process. Under the shelf registration process, we may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. We may also authorize one or more free writing prospectuses to be provided to you that may contain material information relating to these offerings. Such prospectus supplement and/or free writing prospectus (collectively referred to hereinafter as the "prospectus supplement") may also add, update or change information contained in this prospectus or in the documents we incorporate by reference herein. This prospectus and the prospectus supplement, together with any documents incorporated by reference herein, will include all material information relating to the applicable offering. Please carefully read this prospectus and the prospectus supplement, together with any documents incorporated by reference in this prospectus and the applicable prospectus supplement, any exhibits and the additional information described under the headings "Available Information," "Incorporation of Certain Information By Reference," "Prospectus Summary" and "Risk Factors" before you make an investment decision.

ii

PROSPECTUS SUMMARY

              This summary highlights some of the information contained elsewhere in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus and the accompanying prospectus supplement. Except where the context suggests otherwise, the terms "we," "us," "our," "the Company" and "Ares Capital" refer to Ares Capital Corporation and its consolidated subsidiaries; "Ares Capital Management" and "our investment adviser" refer to Ares Capital Management LLC; "Ares Operations" and "our administrator" refer to Ares Operations LLC; and "Ares" and "Ares Management" refer to Ares Management Corporation (NYSE: ARES) and its affiliated companies (other than portfolio companies of its affiliated funds).

 THE COMPANY

Overview

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a business development company, or a "BDC," under the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder or the "Investment Company Act." We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our initial public offering ("IPO") on October 8, 2004. As of March 31, 2019, we were the largest BDC in the United States with approximately $14.0 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each and investments in project finance/power generation projects generally range between $10 million and $200 million. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro-and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In pursuit of our investment objective we generally seek to self-originate investments and lead the investment process, which may result in us making commitments with respect to indebtedness or securities of a potential portfolio company in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, Ivy Hill Asset Management, L.P. ("IHAM")), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares Management with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 20 years and its partners have an average of approximately 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2019, Ares had approximately 420 investment professionals and approximately 650 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

Senior Direct Lending Program

              We have established a joint venture with Varagon Capital Partners ("Varagon") to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. and other partners. The joint venture is called the Senior Direct Lending Program (the "SDLP"). The SDLP may generally commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and the SDLP Certificates. As of March 31, 2019, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. The SDLP Certificates pay a coupon of the London Interbank Offered Rate ("LIBOR") plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              As of March 31, 2019, we and Varagon and its clients had agreed to make capital available to the SDLP of $6.2 billion in the aggregate, of which $3.3 billion has been funded. As of March 31, 2019, we agreed to make available to the SDLP (subject to the approval of the SDLP as described above) $1.4 billion, of which $792 million was funded. As of March 31, 2019, the SDLP had commitments to fund delayed draw loans to certain of its portfolio companies of $243 million, which had been approved by the investment committee of the SDLP as described above, of which $58 million was committed by us.

              For more information on the SDLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Direct Lending Program" and Note 4 to our consolidated financial statements for the three months ended March 31, 2019.

Ivy Hill Asset Management, L.P.

              As of March 31, 2019, our portfolio company, IHAM, an SEC-registered investment adviser, managed 21 vehicles and served as the sub-manager/sub-servicer for two other vehicles (such vehicles, the "IHAM Vehicles"). As of March 31, 2019, IHAM had assets under management of approximately $4.6 billion. As of March 31, 2019, the amortized cost and fair value of our investment in IHAM was $444 million and $534 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 105 U.S.-based investment professionals as of March 31, 2019, and led by certain partners of the Ares Credit Group: Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members primarily comprised of certain of the U.S.-based partners of the Ares Credit Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe disruption and volatility that occurs periodically in the credit markets, reduces capital available to certain capital providers, causing a reduction in competition. When these volatile market conditions occur, they often create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate or sell them is a competitive advantage.

  •
  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

  •
  We believe the middle-market represents a significant portion of the overall economy, and the demand for capital by middle-market companies reflects generally stronger growth trends and financial performance. In addition, due to the fragmented nature of the middle-market and the lack of publicly available information, we believe lenders have an opportunity to originate and underwrite investments with more favorable terms, including stronger covenant and reporting packages, as well as better call protection and change of control provisions as compared to the large, broadly syndicated loan market.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe our affiliation with Ares provides a distinct competitive advantage through Ares' originations, due diligence, and marketing activities. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. Additionally, our size and scale provide the opportunity to source attractive investments in some of our existing portfolio companies. Collectively, we believe these advantages allow for enhanced asset selectivity as we believe there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through leadership of the investment process and making commitments in excess of our final investment, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to junior capital focused lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2019, Ares oversaw a portfolio of investments in approximately 1,700 companies, approximately 520 structured assets and approximately 170 properties across approximately 60 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 20 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in approximately 60 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser, Ares Capital Management, which is a subsidiary of Ares, and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Ares Capital Management is registered under the Investment Advisers Act of 1940, or the "Advisers Act." Under our Amended and Restated Investment Advisory and Management Agreement with Ares Capital Management, referred to herein as our "investment advisory and management agreement," we have agreed to pay Ares Capital Management base management fees based on our total assets, as defined under the Investment Company Act (other than cash and cash equivalents, but including assets purchased with borrowed funds) ("base management fees"), fees based on our net investment income ("income based fees") and fees based on our net capital gains ("capital gains incentive fees"). See "Management—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to an Amended and Restated Administration Agreement, referred to herein as our "administration agreement." See "Management—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing. On January 18, 2017, we received an order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds (the "Co-investment Exemptive Order"). Co-investments made under the Co-investment Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Business—Operating and Regulatory Structure" and "Regulation." In particular, under the provisions of the Investment Company Act, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities") unless the BDC obtains approval (either stockholder approval or approval of a "required majority" of its board of directors) to apply the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the Small Business Credit Availability Act (the "SBCAA"), reducing the required asset coverage ratio applicable to the BDC from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

              Currently, our asset coverage requirement applicable to senior securities is 200%. On June 21, 2018, our board of directors, including a "required majority" of our board of directors, approved the application of the modified asset coverage requirement set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150%. In October 2018, we entered into certain amendments for our Revolving Credit Facility (as defined below) and Revolving Funding Facility (as defined below) to reduce the asset coverage requirements specified therein to 150%. See "Risk Factors—Risks Relating to Our Business—Effective on June 21, 2019, our asset coverage requirement will reduce from 200% to 150%, which may increase the risk of investing with us" and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

              As of March 31, 2019, our asset coverage was 215%.

              In addition, as a consequence of us being a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not to be subject to additional U.S. federal corporate-level income taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments. See "Certain Material U.S. Federal Income Tax Considerations."

ACQUISITION OPPORTUNITIES

              We believe that there may be opportunity for further consolidation in our industry. From time to time, we evaluate potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. In connection with evaluating potential strategic acquisition and investment transactions, we may incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

INDEBTEDNESS

              As of March 31, 2019, we had approximately $6.3 billion in aggregate principal amount of total outstanding indebtedness, approximately $3.6 billion aggregate principal amount of which was unsecured indebtedness of Ares Capital, approximately $2.0 billion aggregate principal amount of which was secured indebtedness at the Ares Capital level and approximately $725 million aggregate principal amount of which was secured indebtedness of our consolidated subsidiaries.

              For more information on our debt, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

RECENT DEVELOPMENTS

              In April 2019, we amended and restated the Revolving Credit Facility (as defined below) to, among other things, (a) increase the total size under the Revolving Credit Facility from approximately $2.1 billion to approximately $3.4 billion, (b) increase the size of the letter of credit sub-facility from $150 million to $200 million, with our ability to increase incrementally by $75 million on an uncommitted basis, (c) extend the expiration of the revolving period with respect to all commitments of the lenders under the credit facility to March 30, 2023, during which period we, subject to certain conditions, may make borrowings under the credit facility, and (d) extend the stated maturity date with respect to all commitments of the lenders under the credit facility to March 30, 2024.

              On April 24, 2019, at an in-person meeting, our board of directors approved the form of Second Amended and Restated Advisory and Management Agreement to be entered into by us and our investment adviser, effective as of June 6, 2019. The Second Amended and Restated Advisory and Management Agreement will reduce the rate used in calculating the base management fee calculated thereunder from 1.50% to 1.00% per annum with respect to assets financed using leverage over 1.0x debt to equity.

              On April 24, 2019, our board of directors appointed (i) Lisa Morgan as Chief Compliance Officer of the Company, replacing Miriam Krieger who had served in such capacity since July 2011, and (ii) Miriam Krieger as Vice President of the Company.

RISK FACTORS

              Investing in Ares Capital involves risks. The following is a summary of the principal risks that you should carefully consider before investing in our securities. In addition, see "Risk Factors" beginning on page 23 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before deciding to invest in our securities.

  •
  The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

  •
  Uncertainty about the financial stability of the United States, China and several countries in Europe could have a significant adverse effect on our business, financial condition and results of operations.

  •
  A failure on our part to maintain our status as a BDC may significantly reduce our operating flexibility and a failure to maintain our status as a RIC may subject us to additional corporate-level income taxes.

  •
  We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

  •
  Our ability to grow depends on our ability to raise capital.

  •
  We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

  •
  Effective on June 21, 2019, our asset coverage requirement will reduce from 200% to 150%, which may increase the risk of investing with us.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  There are significant potential conflicts of interest that could impact our investment returns.

  •
  We are exposed to risks associated with changes in interest rates.

  •
  Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable. Additionally, to the extent that we need liquidity and need to sell assets, the lack of liquidity in our investments may adversely affect our business.

  •
  Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

  •
  Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  Our investments, which are primarily in middle-market companies, may be risky and we could lose all or part of our investment.

  •
  Our portfolio companies may be highly leveraged.

  •
  Our credit ratings may not reflect all risks of an investment in our debt securities.

  •
  Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

OUR CORPORATE INFORMATION

              Our administrative offices are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, telephone number (310) 201-4200, and our principal executive offices are located at 245 Park Avenue, 44th Floor, New York, New York 10167, telephone number (212) 750-7300.

 OFFERINGS

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, on terms to be determined at the time of the offering. We will offer our securities at prices and on terms to be set forth in one or more supplements to this prospectus. The offering price per share of our common stock, less any underwriting commissions or discounts, generally will not be less than the net asset value per share of our common stock at the time of an offering. However, we may issue shares of our common stock pursuant to this prospectus at a price per share that is less than our net asset value per share (a) in connection with a rights offering to our existing stockholders, (b) with the prior approval of the majority of our common stockholders or (c) under such other circumstances as the SEC may permit. Any such issuance of shares of our common stock below net asset value may be dilutive to the net asset value of our common stock. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus."

              Pursuant to approval granted at a special meeting of stockholders held on May 14, 2018, we were permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expired on May 14, 2019. On April 10, 2019, we filed a definitive proxy statement (the "2019 Special Meeting Proxy Statement") for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

              We may offer our securities directly to one or more purchasers, including existing stockholders in a rights offering, through agents that we designate from time to time or to or through underwriters or dealers. The prospectus supplement relating to each offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See "Plan of Distribution." We may not sell any of our securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our securities.

              Set forth below is additional information regarding offerings of our securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include, among other things, (a) investing in portfolio companies in accordance with our investment objective and (b) repaying indebtedness. Each supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See "Use of Proceeds."

Distributions

We currently intend to pay dividends or make other distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also pay additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors. For more information, see "Price Range of Common Stock and Distributions."

Taxation

We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on any income and gain that we distribute to our stockholders as dividends on a timely basis. Among other things, in order to maintain our RIC status, we must meet specified source of income and asset diversification requirements and distribute annually generally an amount equal to at least 90% of our investment company taxable income, out of assets legally available for distribution. See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC" and "Price Range of Common Stock and Distributions."

Dividend reinvestment plan

We have a dividend reinvestment plan for our stockholders. This is an "opt out" dividend reinvestment plan. As a result, if we declare a cash dividend, then stockholders' dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash. Stockholders whose cash dividends are reinvested in additional shares of our common stock will be subject to the same U.S. federal, state and local tax consequences as stockholders who elect to receive their dividends in cash. See "Dividend Reinvestment Plan."

The NASDAQ Global Select Market symbol	"ARCC"
Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to provide us with a greater likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See "Description of Our Capital Stock."

Leverage

We borrow funds to make additional investments. We use this practice, which is known as "leverage," to attempt to increase returns to our stockholders, but it involves significant risks. See "Risk Factors," "Senior Securities" and "Regulation—Indebtedness and Senior Securities." We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources." The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing.

Management arrangements

Ares Capital Management serves as our investment adviser. Ares Operations serves as our administrator. For a description of Ares Capital Management, Ares Operations, Ares and our contractual arrangements with these companies, see "Management—Investment Advisory and Management Agreement," and "—Administration Agreement."

Available information

We are required to file periodic reports, proxy statements and other information with the SEC. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this prospectus. Such information is also available from the EDGAR database on the SEC's website at www.sec.gov.

Incorporation of certain information by reference

This prospectus is part of a registration statement that we have filed with the SEC. In accordance with the SBCAA, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any supplement thereto is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus. See "Incorporation of Certain Information by Reference."

FEES AND EXPENSES

              The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear, directly or indirectly, based on the assumptions set forth below. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, stockholders will indirectly bear such fees or expenses as investors in Ares Capital.

Stockholder transaction expenses (as a percentage of offering price):
Sales load	—	(1)
Offering expenses	—	(2)
Dividend reinvestment plan expenses	Up to $15 Transaction Fee	(3)

Total stockholder transaction expenses paid	—	(4)

Annual expenses (as a percentage of consolidated net assets attributable to common stock)(5):
Base management fees	2.75%	(6)
Income based fees and capital gains incentive fees (excluding the Fee Waiver (as defined below))	2.72%	(7)
Interest payments on borrowed funds	3.70%	(8)
Other expenses	0.81%	(9)
Acquired fund fees and expenses	1.67%	(10)

Total annual expenses	11.65%	(11)
Fee Waiver	(0.41)	%(12)

Total annual expenses after the Fee Waiver	11.24	%(11)(12)

(1)
In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load (underwriting discount or commission). Purchases of shares of our common stock on the secondary market are not subject to sales charges but may be subject to brokerage commissions or other charges. The table does not include any sales load that stockholders may have paid in connection with their purchase of shares of our common stock.

(2)
The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)
The expenses of the dividend reinvestment plan are included in "Other expenses." The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds. See "Dividend Reinvestment Plan" for more information.

(4)
The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)
The "consolidated net assets attributable to common stock" used to calculate the percentages in this table is our average net assets of $7.3 billion for the three months ended March 31, 2019.

(6)
Our base management fee is currently calculated at an annual rate of 1.5% of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds). Our base management fee has been estimated by multiplying our average total assets (assuming we maintain no cash or cash equivalents) for the three months ended March 31, 2019 by 1.5%. The 2.75% reflected on the table is higher than 1.5% because it is calculated on our average net assets (rather than our average total assets) for the same period. See "Management—Investment Advisory and Management Agreement." Effective June 6, 2019, our base management fee will be calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters; provided, however, the base management fee will be calculated at an annual rate of 1.0% on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) that exceeds the product of (A) 200% and (B) our net asset value at the end of the most recently completed calendar quarter.

(7)
This item represents our investment adviser's income based fees and capital gains incentive fees estimated by annualizing income based fees for the three months ended March 31, 2019 without taking into account the Fee Waiver, and the capital gains incentive fee expense accrued in accordance with U.S. generally accepted accounting principles ("GAAP") for the three months ended March 31, 2019, even though no capital gains incentive fee was actually payable under the investment advisory and management agreement as of March 31, 2019.

GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Company Act or the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then GAAP requires us to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future or that the amount accrued for will ultimately be paid.

For purposes of this table, we have assumed that these fees will be payable (in the case of the capital gains incentive fee) and that they will remain constant, although they are based on our performance and will not be paid unless we achieve certain goals. We expect to invest or otherwise utilize all of the net proceeds from securities registered under the registration statement of which this prospectus is a part pursuant to a particular prospectus supplement within three months of the date of the offering pursuant to such prospectus supplement and may have capital gains and interest income that could result in the payment of these fees to our investment adviser in the first year after completion of offerings pursuant to this prospectus. Since our IPO through March 31, 2019, the average quarterly fees accrued related to income based fees and capital gains incentive fees (including capital gains incentive fees accrued under GAAP even though they may not be payable) have been approximately 0.64% of our weighted average net assets for such period (2.56% on an annualized basis). For more detailed information on the calculation of our income based fees and capital gains incentive fees, please see below. For more detailed information about income based fees and capital gains incentive fees previously incurred by us, please see Note 3 to our consolidated financial statements for the year ended December 31, 2018 and the three months ended March 31, 2019.

Income based fees are payable quarterly in arrears in an amount equal to 20% of our pre-incentive fee net investment income (including interest that is accrued but not yet received in cash), subject to a 1.75% quarterly (7.0% annualized) hurdle rate and a "catch-up" provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no income based fees until our net investment income equals the hurdle rate of 1.75% but then receives, as a "catch-up," 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.1875% in any calendar quarter, our investment adviser will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply.

Capital gains incentive fees are payable annually in arrears in an amount equal to 20% of our realized capital gains on a cumulative basis from inception through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of capital gains incentive fees paid in all prior years.

We will defer cash payment of any income based fees and capital gains incentive fees otherwise earned by our investment adviser if, during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

These calculations will be adjusted for any share issuances or repurchases.

See "Management—Investment Advisory and Management Agreement."

(8)
"Interest payments on borrowed funds" represents our interest expenses estimated by annualizing our actual interest and credit facility expenses incurred for the three months ended March 31, 2019. During the three months ended March 31, 2019, our average outstanding borrowings were approximately $5.8 billion and cash paid for interest expense was $95 million. We had outstanding borrowings of approximately $6.3 billion (with a carrying value of approximately $6.2 billion) as of March 31, 2019. This item is based on the assumption that our borrowings and interest costs after an offering will remain similar to those prior to such offering. The amount of leverage that we may employ at any particular time will depend on, among other things, our investment adviser's and our board of directors' assessment of market and other factors at the time of any proposed borrowing. See "Risk Factors—Risks Relating to Our Business—We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us." We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). See "Risk Factors—Risks Relating to Our Business—Effective on June 21, 2019, our asset coverage requirement will reduce from 200% to 150%, which may increase the risk of investing with us."

(9)
Includes our overhead expenses, including payments under our administration agreement based on our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, and income taxes. Such expenses are estimated by annualizing actual "Other expenses" for the three months ended March 31, 2019. The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses. See "Management—Administration Agreement."

(10)
Our stockholders indirectly bear the expenses of underlying funds or other investment vehicles that would be investment companies under section 3(a) of the Investment Company Act but for the exceptions to that definition provided for in sections 3(c)(1) and 3(c)(7) of the Investment Company Act ("Acquired Funds") in which we invest. Such underlying funds or other investment vehicles are referred to in this prospectus as "Acquired Funds." This amount is estimated based on the estimated annual fees and operating expenses of Acquired Funds in which the Company is invested as of March 31, 2019. Certain of these Acquired Funds are subject to management fees, which generally range from 1% to 2.5% of total net assets, or incentive fees, which generally range between 15% and 25% of net profits. When applicable, fees and operating expenses estimates are based on historic fees and operating expenses for the Acquired Funds. For those Acquired Funds with little or no operating history, fees and operating expenses are estimates based on expected fees and operating expenses stated in the Acquired Funds' offering memorandum, private placement memorandum or other similar communication without giving effect to any performance. Future fees and operating expenses for these Acquired Funds may be substantially higher or lower because certain fees and operating expenses are based on the performance of the Acquired Funds, which may fluctuate over time. Also included with the amount is an estimate of the annual fees and operating expenses of the SDLP. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Co-Investment Program—Senior Direct Lending Program" and Note 4 to our consolidated financial statements for the year ended December 31, 2018 and the three months ended March 31, 2019 for more information on the SDLP. The annual fees and operating expenses of the SDLP were estimated based on the funded portfolio of the SDLP as of March 31, 2019 and include interest payments on the senior notes and intermediate funding notes provided by Varagon and its clients, which represent 90% of such expenses.

(11)
"Total annual expenses" as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage and increase our total assets. The SEC requires that the "Total annual expenses" percentage be calculated as a percentage of net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period), rather than the total assets, including assets that have been funded with borrowed monies.

(12)
In connection with our acquisition of American Capital, Ltd. ("American Capital") (the "American Capital Acquisition"), our investment adviser has agreed to waive up to $100 million in income based fees from us for the first ten calendar quarters beginning with the second quarter of 2017 and ending with the third quarter of 2019, in an amount equal to the lesser of (1) $10 million of income based fees and (2) the amount of income based fees for each such quarter, in each case, to the extent payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement (the "Fee Waiver"). This item represents the estimated adjustment of $30 million for 2019 to our investment adviser's income based fees to take into account the Fee Waiver.

Example

              The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that we would have no additional leverage, that none of our assets are cash or cash equivalents and that our annual operating expenses would remain at the levels set forth in the table above. Income based fees and the capital gains incentive fees under the investment advisory and management agreement, which, assuming a 5% annual return, would either not be payable or have an insignificant impact on the expense amounts shown below, are not included in the example, except as specifically set forth below. Transaction expenses are not included in the following example. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (none of which is subject to the capital gains incentive fee)(1)	$92	$263	$421	$762
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)(2)	$102	$291	$464	$829

(1)
Assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation.

(2)
Assumes no unrealized capital depreciation and a 5% annual return resulting entirely from net realized capital gains and not otherwise deferrable under the terms of the investment advisory and management agreement and therefore subject to the capital gains incentive fee.

              The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to achieve sufficient returns on our investments, including through the realization of capital gains, to trigger income based fees or capital gains incentive fees of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our board of directors authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See "Dividend Reinvestment Plan" for additional information regarding our dividend reinvestment plan.

              This example and the expenses in the table above should not be considered a representation of our future expenses as actual expenses (including the cost of debt, if any, and other expenses) that we may incur in the future and such actual expenses may be greater or less than those shown.

 SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA OF ARES CAPITAL

              The following selected financial and other data as of and for the years ended December 31, 2018, 2017, 2016, 2015 and 2014 are derived from our consolidated financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm whose report thereon is included elsewhere in this prospectus. The selected financial and other data as of and for the three months ended March 31, 2019 and March 31, 2018 and other quarterly financial information is derived from our unaudited financial statements, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the three months ended March 31, 2019 are not necessarily indicative of the results that may be expected for the year ending December 31, 2019. The data should be read in conjunction with our consolidated financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Senior Securities," which are included elsewhere in this prospectus or the accompanying prospectus supplement.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
SELECTED FINANCIAL DATA
As of and For the Three Months Ended March 31, 2019 and March 31, 2018 and
As of and For the Years Ended December 31, 2018, 2017, 2016, 2015 and 2014
(dollar amounts in millions, except per share data and as otherwise indicated)

	As of and For the Three Months Ended March 31,		As of and For the Years Ended December 31,
	2019	2018	2018	2017	2016	2015	2014
	(unaudited)	(unaudited)
Total Investment Income	$373	$317	$1,337	$1,160	$1,012	$1,025	$989
Total Expenses, Net of Waiver of Income Based Fees	168	168	624	630	497	499	533

Net Investment Income Before Income Taxes	205	149	713	530	515	526	456
Income Tax Expense, Including Excise Tax	4	5	19	19	21	18	18

Net Investment Income	201	144	694	511	494	508	438
Net Realized and Unrealized Gains (Losses) on Investments, Foreign Currencies and Other Transactions and Extinguishment of Debt	13	98	164	156	(20)	(129)	153

Net Increase in Stockholders' Equity Resulting from Operations	$214	$242	$858	$667	$474	$379	$591

Per Share Data:
Net Increase in Stockholders' Equity Resulting from Operations:
Basic	$0.50	$0.57	$2.01	$1.57	$1.51	$1.20	$1.94
Diluted	$0.50	$0.57	$2.01	$1.57	$1.51	$1.20	$1.94
Cash Dividends Declared and Payable(1)	$0.42	$0.38	$1.54	$1.52	$1.52	$1.57	$1.57
Net Asset Value	$17.21	$16.84	$17.12	$16.65	$16.45	$16.46	$16.82
Total Assets(2)	$13,962	$12,693	$12,895	$12,347	$9,245	$9,507	$9,454
Total Debt (Carrying Value)(2)	$6,197	$5,118	$5,214	$4,854	$3,874	$4,114	$3,881
Total Debt (Principal Amount)	$6,293	$5,212	$5,297	$4,943	$3,951	$4,197	$3,999
Total Stockholders' Equity	$7,339	$7,178	$7,300	$7,098	$5,165	$5,173	$5,284
Other Data:
Number of Portfolio Companies at Period End(3)	345	360	344	314	218	218	205
Principal Amount of Investments Purchased(4)	$1,941	$1,619	$7,176	$7,263	$3,490	$3,905	$4,534
Principal Amount of Investments Acquired as part of the American Capital Acquisition on January 3, 2017	$—	$—	$—	$2,543	$—	$—	$—
Principal Amount of Investments Sold and Repayments	$1,289	$1,378	$6,440	$7,107	$3,655	$3,651	$3,213
Total Return Based on Market Value(5)	12.7%	3.4%	8.9%	4.5%	26.4%	1.3%	(3.3)%
Total Return Based on Net Asset Value(6)	3.0%	3.4%	12.1%	10.5%	9.2%	7.2%	11.8%
Weighted Average Yield of Debt and Other Income Producing Securities at Fair Value(7)	10.5%	10.1%	10.3%	9.8%	9.4%	10.3%	10.1%
Weighted Average Yield of Debt and Other Income Producing Securities at Amortized Cost(7)	10.4%	10.1%	10.2%	9.7%	9.3%	10.1%	10.1%
Weighted Average Yield of Total Investments at Fair Value(8)	9.5%	9.3%	9.3%	8.7%	8.5%	9.2%	9.1%
Weighted Average Yield of Total Investments at Amortized Cost(8)	9.3%	9.0%	9.0%	8.7%	8.3%	9.1%	9.3%

(1)
Includes an additional dividend of $0.02 per share paid in the quarter ended March 31, 2019, an additional dividend of $0.05 per share paid in the year ended December 31, 2015 and an additional dividend of $0.05 per share paid in the year ended December 31, 2014.

(2)
Certain prior year amounts have been reclassified to conform to the 2016 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of Accounting Standards Update ("ASU") 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs, during the first quarter of 2016.

(3)
Includes commitments to portfolio companies for which funding had yet to occur.

(4)
Excludes $2.5 billion of investments acquired as part of the American Capital Acquisition on January 3, 2017.

(5)
For the three months ended March 31, 2019, the total return based on market value equaled the increase of the ending market value at March 31, 2019 of $17.14 per share from the ending market value at December 31, 2018 of $15.58 per share plus the declared and payable dividends of $0.42 per share for the three months ended March 31, 2019, divided by the market value at December 31, 2018. For the three months ended March 31, 2018, the total return based on market value equaled the increase of the ending market value at March 31, 2018 of $15.87 per share from the ending market value at December 31, 2017 of $15.72 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2018, divided by the market value at December 31, 2017. For the year ended December 31, 2018, the total return based on market value equaled the decrease of the ending market value at December 31, 2018 of $15.58 per share from the ending market value at December 31, 2017 of $15.72 per share plus the declared and payable dividends of $1.54 per share for the year ended December 31, 2018, divided by the market value at December 31, 2017. For the year ended December 31, 2017, the total return based on market value equaled the decrease of the ending market value at December 31, 2017 of $15.72 per share from the ending market value at December 31, 2016 of $16.49 per share plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2017, divided by the market value at December 31, 2016. For the year ended December 31, 2016, the total return based on market value equaled the increase of the ending market value at December 31, 2016 of $16.49 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the market value at December 31, 2015. For the year ended December 31, 2015, the total return based on market value equaled the decrease of the ending market value at December 31, 2015 of $14.25 per share from the ending market value at December 31, 2014 of $15.61 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the market value at December 31, 2014. For the year ended December 31, 2014, the total return based on market value equaled the decrease of the ending market value at December 31, 2014 of $15.61 per share from the ending market value at December 31, 2013 of $17.77 per share plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014, divided by the market value at December 31, 2013. Our shares fluctuate in value. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
For the three months ended March 31, 2019, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.42 per share for the three months ended March 31, 2019, divided by the beginning net asset value for the period. For the three months ended March 31, 2018, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2018, divided by the beginning net asset value for the period. For the year ended December 31, 2018, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.54 per share for the year ended December 31, 2018, divided by the beginning net asset value for the period. For the year ended December 31, 2017, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2017, divided by the beginning net asset value for the period. For the year ended December 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the beginning net asset value for the period. For the year ended December 31, 2015, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2015, divided by the beginning net asset value for the period. For the year ended December 31, 2014, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.57 per share for the year ended December 31, 2014 divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan and the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. Our performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(7)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable.

(8)
"Weighted average yield on total investments" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total investments at amortized cost or at fair value, as applicable.

 SELECTED QUARTERLY DATA (Unaudited)
(dollar amounts in millions, except per share data)

	2019
	Q4	Q3	Q2	Q1
Total investment income	—	—	—	$373
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees, net of waiver of income based fees	—	—	—	$241
Income based fees and capital gains incentive fees, net of waiver of income based fees	—	—	—	$40
Net investment income before net realized and unrealized gains	—	—	—	$201
Net realized and unrealized gains	—	—	—	$13
Net increase in stockholders' equity resulting from operations	—	—	—	$214
Basic and diluted earnings per common share	—	—	—	$0.50
Net asset value per share as of the end of the quarter	—	—	—	$17.21

	2018
	Q4	Q3	Q2	Q1
Total investment income	$345	$342	$333	$317
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees, net of waiver of income based fees	$229	$225	$210	$192
Income based fees and capital gains incentive fees, net of waiver of income based fees	$26	$40	$48	$48
Net investment income before net realized and unrealized gains (losses)	$203	$185	$162	$144
Net realized and unrealized gains (losses)	$(50)	$24	$92	$98
Net increase in stockholders' equity resulting from operations	$153	$209	$254	$242
Basic and diluted earnings per common share	$0.36	$0.49	$0.60	$0.57
Net asset value per share as of the end of the quarter	$17.12	$17.16	$17.05	$16.84

	2017
	Q4	Q3	Q2	Q1
Total investment income	$307	$294	$284	$275
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees, net of waiver of income based fees	$185	$175	$154	$142
Income based fees and capital gains incentive fees, net of waiver of income based fees	$45	$22	$30	$48
Net investment income before net realized and unrealized gains (losses)	$140	$153	$124	$94
Net realized and unrealized gains (losses)	$92	$(14)	$54	$24
Net increase in stockholders' equity resulting from operations	$232	$139	$178	$118
Basic and diluted earnings per common share	$0.54	$0.33	$0.42	$0.28
Net asset value per share as of the end of the quarter	$16.65	$16.49	$16.54	$16.50

RISK FACTORS

              You should carefully consider the risk factors described below, together with all of the other information included in this prospectus, the accompanying prospectus supplement and any documents incorporated by reference herein, including our consolidated financial statements and the related notes thereto, before you decide whether to make an investment in our securities. The risks described in such documents and set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, the net asset value of our common stock and the trading price, if any, of our securities could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS

The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations.

              From time to time, capital markets may experience periods of disruption and instability. For example, between 2008 and 2009, the global capital markets were unstable as evidenced by periodic disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While market conditions have largely recovered from the events of 2008 and 2009, there have been continuing periods of volatility, some lasting longer than others. For example, continued uncertainty surrounding the referendum by British voters to exit the European Union ("Brexit") in June 2016 and uncertainty between the United States and other countries with respect to trade policies, treaties, and tariffs, among other factors, have caused disruption in the global markets, including the markets in which we participate. There can be no assurance these market conditions will not continue or worsen in the future.

              Equity capital may be difficult to raise during periods of adverse or volatile market conditions because, subject to some limited exceptions, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. We generally seek approval from our stockholders so that we have the flexibility to issue up to 25% of our then outstanding shares of our common stock at a price below net asset value. Pursuant to approval granted at a special meeting of stockholders held on May 14, 2018, we were permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expired on May 14, 2019. On April 10, 2019, we filed the 2019 Special Meeting Proxy Statement for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

              Volatility and dislocation in the capital markets can also create a challenging environment in which to raise or access debt capital. The reappearance of market conditions similar to those experienced from 2008 through 2009 for any substantial length of time could make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being at a higher cost due to a rising rate environment. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies.

              Significant changes or volatility in the capital markets may also have a negative effect on the valuations of our investments. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). Significant changes in the capital markets may also affect the pace of our investment activity and the potential for liquidity events involving our investments. Thus, the illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital could have a material adverse effect on our business, financial condition or results of operations.

Uncertainty about the financial stability of the United States, China and several countries in Europe could have a significant adverse effect on our business, financial condition and results of operations.

              Due to federal budget deficit concerns, Standard & Poor's Financial Services LLC ("S&P") downgraded the federal government's credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody's Investor Services, Inc. ("Moody's") and Fitch Ratings, Inc. ("Fitch") had warned that they may downgrade the federal government's credit rating under certain circumstances. Further downgrades or warnings by S&P or other rating agencies, and the United States government's credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased U.S. government credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

              Deterioration in the economic conditions in the Eurozone and globally, including instability in financial markets, may pose a risk to our business. In recent years, financial markets have been affected at times by a number of global macroeconomic and political events, including the following: large sovereign debts and fiscal deficits of several countries in Europe and in emerging markets jurisdictions, levels of non-performing loans on the balance sheets of European banks, the potential effect of any European country leaving the Eurozone, the potential effect of the United Kingdom leaving the European Union, the potential effect of Scotland leaving the United Kingdom, and market volatility and loss of investor confidence driven by political events, including the general elections in the United Kingdom in June 2017 and in Germany in September 2017 and referenda in the United Kingdom in June 2016 and Italy in December 2016. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not impact the global economy, and we cannot assure you that assistance packages will be available, or if available, be sufficient to stabilize countries and markets in Europe or elsewhere affected by a financial crisis. To the extent uncertainty regarding any economic recovery in Europe negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected.

              In the second quarter of 2015, stock prices in China experienced a significant drop, resulting primarily from continued sell-off of shares trading in Chinese markets. In addition, in August 2015, Chinese authorities sharply devalued China's currency. Since then, the Chinese capital markets have continued to experience periods of instability. The current political climate has also intensified concerns about a potential trade war between the United States and China in connection with each country's recent or proposed tariffs on the other country's products. These market and economic disruptions and the potential trade war with China have affected, and may in the future affect, the U.S. capital markets, which could adversely affect our business, financial condition or results of operations.

              Although the Federal Reserve elected not to raise the federal funds rate at its first quarter 2019 meeting, it had previously raised the federal funds rate nine times during the period between December 2015 and December 2018. Any future adjustments to the federal funds rate, the United States government's credit and deficit concerns, the European sovereign debt crisis, the economic slowdown in China and the potential trade war with China could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms.

A failure on our part to maintain our status as a BDC may significantly reduce our operating flexibility.

              If we fail to maintain our status as a BDC, we might be regulated as a closed-end investment company that is required to register under the Investment Company Act, which would subject us to additional regulatory restrictions and significantly decrease our operating flexibility. In addition, any such failure could cause an event of default under our outstanding indebtedness, which could have a material adverse effect on our business, financial condition or results of operations.

We are dependent upon certain key personnel of Ares for our future success and upon their access to other Ares investment professionals.

              We depend on the diligence, skill and network of business contacts of certain key personnel of the Ares Credit Group. We also depend, to a significant extent, on access to the investment professionals of other groups within Ares and the information and deal flow generated by Ares' investment professionals in the course of their investment and portfolio management activities. Our future success depends on the continued service of certain key personnel of the Ares Credit Group. The departure of any of these individuals, or of a significant number of the investment professionals or partners of Ares, could have a material adverse effect on our business, financial condition or results of operations. In addition, we cannot assure you that Ares Capital Management will remain our investment adviser or that we will continue to have access to Ares' investment professionals or its information and deal flow. Further, there can be no assurance that Ares Capital will replicate its own or Ares' historical success, and we caution you that our investment returns could be substantially lower than the returns achieved by other Ares-managed funds.

Our financial condition and results of operations depend on our ability to manage future growth effectively.

              Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on our investment adviser's ability to identify, invest in and monitor companies that meet our investment criteria.

              Accomplishing this result on a cost-effective basis is largely a function of the structuring of our investment process and the ability of our investment adviser to provide competent, attentive and efficient services to us. Our executive officers and the members of our investment adviser's investment committee have substantial responsibilities in connection with their roles at Ares and with the other Ares funds, as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide significant managerial assistance to certain of our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Ares will need to hire, train, supervise, manage and retain new employees. However, we cannot assure you that Ares will be able to do so effectively. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our ability to grow depends on our ability to raise capital.

              We will need to periodically access the capital markets to raise cash to fund new investments in excess of our repayments, and we may also need to access the capital markets to refinance existing debt obligations to the extent such maturing obligations are not repaid with availability under our revolving credit facilities or cash flows from operations. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income, and, as a result, such distributions will not be available to fund investment originations or repay maturing debt. We must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. An inability to successfully access the capital markets may limit our ability to refinance our existing debt obligations as they come due and/or to fully execute our business strategy and could limit our ability to grow or cause us to have to shrink the size of our business, which could decrease our earnings, if any.

              In addition, we are currently allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Such requirement, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we employ will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing or issuance of senior securities. We cannot assure you that we will be able to maintain or increase the amount available to us under our current Facilities (as defined below), obtain other lines of credit or issue senior securities at all or on terms acceptable to us.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

              We may issue senior securities or borrow money from banks or other financial institutions, up to the maximum amount permitted by the Investment Company Act. Under the provisions of the Investment Company Act, we are currently permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after each such incurrence or issuance. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). If the value of our assets declines, we may be unable to satisfy this test, which may prohibit us from paying dividends and could prevent us from maintaining our status as a RIC or may prohibit us from repurchasing shares of our common stock. In addition, our inability to satisfy this test could cause an event of default under our existing indebtedness. If we cannot satisfy this test, we may be required to sell a portion of our investments at a time when such sales may be disadvantageous and, depending on the nature of our leverage, repay a portion of our indebtedness. Accordingly, any failure to satisfy this test could have a material adverse effect on our business, financial condition or results of operations. As of March 31, 2019, our asset coverage calculated in accordance with the Investment Company Act was 215%. Also, to generate cash for funding new investments, we may in the future seek to issue additional debt or to securitize certain of our loans. The Investment Company Act may impose restrictions on the structure of any such securitization.

              We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Any such sale would be dilutive to the net asset value per share of our common stock. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

              Pursuant to approval granted at a special meeting of stockholders held on May 14, 2018, we were permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expired on May 14, 2019. On April 10, 2019, we filed the 2019 Special Meeting Proxy Statement for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing with us.

              Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We currently borrow under the Facilities and have issued or assumed other senior securities, and in the future may borrow from, or issue additional senior securities to, banks, insurance companies, funds, institutional investors and other lenders and investors. Lenders and holders of such senior securities have fixed dollar claims on our consolidated assets that are superior to the claims of our common stockholders or any preferred stockholders. If the value of our consolidated assets increases, then leveraging would cause the net asset value per share of our common stock to increase more sharply than it would have had we not incurred leverage.

              Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not incurred leverage. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net income to increase more than it would had we not incurred leverage, while any decrease in our consolidated income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make common stock dividend payments. There can be no assurance that a leveraging strategy will be successful.

              As of March 31, 2019, we had approximately $2.7 billion of outstanding borrowings under the Facilities, approximately $791 million in aggregate principal amount of the Convertible Unsecured Notes (as defined below) and approximately $2.8 billion in aggregate principal amount outstanding of the Unsecured Notes (as defined below). In order for us to cover our annual interest payments on our outstanding indebtedness at March 31, 2019, we must achieve annual returns on our March 31, 2019 total assets of at least 1.9%. The weighted average stated interest rate charged on our principal amount of outstanding indebtedness as of March 31, 2019 was 4.1%. We intend to continue borrowing under the Facilities in the future and we may increase the size of the Facilities or issue additional debt securities or other evidences of indebtedness (although there can be no assurance that we will be successful in doing so). For more information on our indebtedness, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources." Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our investment adviser's and our board of directors' assessments of market and other factors at the time of any proposed borrowing. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Accordingly, our interest expense as a percentage of our total assets will be higher if we use increased leverage permitted under our modified asset coverage requirement applicable to senior securities.

              The Facilities, the Convertible Unsecured Notes and the Unsecured Notes impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to renew the Facilities or to add new or replacement debt facilities or to issue additional debt securities or other evidences of indebtedness could have a material adverse effect on our business, financial condition and results of operations.

              The following table illustrates the effect on return to a holder of our common stock of the leverage created by our use of borrowing at the weighted average stated interest rate of 4.1% as of March 31, 2019, together with (a) our total value of net assets as of March 31, 2019; (b) approximately $6.3 billion in aggregate principal amount of indebtedness outstanding as of March 31, 2019 and (c) hypothetical annual returns on our portfolio of minus 15% to plus 15%.

Assumed Return on Portfolio (Net of Expenses)(1)	–15.00%	–10.00%	–5.00%	—%	5.00%	10.00%	15.00%
Corresponding Return to Common Stockholders(2)	–32.08%	–22.57%	–13.05%	–3.54%	5.97%	15.48%	25.00%

(1)
The assumed portfolio return is required by SEC regulations and is not a prediction of, and does not represent, our projected or actual performance. Actual returns may be greater or less than those appearing in the table. Pursuant to SEC regulations, this table is calculated as of March 31, 2019. As a result, it has not been updated to take into account any changes in assets or leverage since March 31, 2019.

(2)
In order to compute the "Corresponding Return to Common Stockholders," the "Assumed Return on Portfolio" is multiplied by the total value of our assets at March 31, 2019 to obtain an assumed return to us. From this amount, the interest expense (calculated by multiplying the weighted average stated interest rate of 4.1% by the approximately $6.3 billion of principal debt outstanding) is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of March 31, 2019 to determine the "Corresponding Return to Common Stockholders."

Effective on June 21, 2019, our asset coverage requirement will reduce from 200% to 150%, which may increase the risk of investing with us.

              On June 21, 2018, our board of directors, including a "required majority" of our board of directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us), and the risks associated with an investment in us may increase.

In addition to regulatory requirements that restrict our ability to raise capital, the Facilities, the Convertible Unsecured Notes and the Unsecured Notes contain various covenants that, if not complied with, could accelerate repayment under the Facilities, the Convertible Unsecured Notes and the Unsecured Notes, thereby materially and adversely affecting our liquidity, financial condition and results of operations.

              The agreements governing the Facilities, the Convertible Unsecured Notes and the Unsecured Notes require us to comply with certain financial and operational covenants. These covenants may include, among other things:

  •
  restrictions on the level of indebtedness that we are permitted to incur in relation to the value of our assets;

  •
  restrictions on our ability to incur liens; and

  •
  maintenance of a minimum level of stockholders' equity.

              As of the date of this prospectus, we are in compliance in all material respects with the covenants of the Facilities, the Convertible Unsecured Notes and the Unsecured Notes. However, our continued compliance with these covenants depends on many factors, some of which are beyond our control. For example, depending on the condition of the public debt and equity markets and pricing levels, unrealized depreciation in our portfolio may increase in the future. Any such increase could result in our inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders' equity.

              Accordingly, although we believe we will continue to be in compliance, there are no assurances that we will continue to comply with the covenants in the Facilities, the Convertible Unsecured Notes and the Unsecured Notes. Failure to comply with these covenants could result in a default under the Facilities, the Convertible Unsecured Notes or the Unsecured Notes, that, if we were unable to obtain a waiver from the lenders or holders of such indebtedness, as applicable, such lenders or holders could accelerate repayment under such indebtedness and thereby have a material adverse impact on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

              A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with other BDCs, public and private funds, commercial and investment banks, commercial financing companies, insurance companies, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC and that the Code imposes on us as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to pursue attractive investment opportunities from time to time.

              We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer. Rather, we compete with our competitors based on our existing investment platform, seasoned investment professionals, experience and focus on middle-market companies, disciplined investment philosophy, extensive industry focus and flexible transaction structuring. For a more detailed discussion of these competitive advantages, see "Business—Competitive Advantages."

              We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. The loss of such investment opportunities may limit our ability to grow or cause us to have to shrink the size of our portfolio, which could decrease our earnings. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on less favorable terms than what we may have originally anticipated, which may impact our return on these investments.

There are significant potential conflicts of interest that could impact our investment returns.

              Conflicts may arise in allocating and structuring investments, time, services, expenses or resources among the investment activities of Ares funds, Ares, other Ares-affiliated entities and the employees of Ares. Certain of our executive officers and directors, and members of the investment committee of our investment adviser, serve or may serve as officers, directors or principals of other entities and affiliates of our investment adviser and investment funds managed by our investment adviser or its affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Members of our investment adviser's investment committee may have significant responsibilities for other Ares funds. Similarly, although the professional staff of our investment adviser will devote as much time to the management of us as appropriate to enable our investment adviser to perform its duties in accordance with the investment advisory and management agreement, the investment professionals of our investment adviser may have conflicts in allocating their time and services among us, on the one hand, and investment vehicles managed by our investment adviser or one or more of its affiliates, on the other hand. These activities could be viewed as creating a conflict of interest insofar as the time and effort of the professional staff of our investment adviser and its officers and employees will not be devoted exclusively to our business but will instead be allocated between our business and the management of these other investment vehicles.

              In addition, certain Ares funds may have investment objectives that compete or overlap with, and may from time to time invest in asset classes similar to those targeted by, Ares Capital. Consequently, we, on the one hand, and these other entities, on the other hand, may from time to time pursue the same or similar capital and investment opportunities. Ares and our investment adviser endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with Ares (including our investment adviser). In addition, there may be conflicts in the allocation of investments among us and the funds managed by investment managers affiliated with Ares (including our investment adviser) or one or more of our controlled affiliates or among the funds they manage, including investments made pursuant to the Co-investment Exemptive Order. Further, such other Ares-managed funds may hold positions in portfolio companies in which Ares Capital has also invested. Such investments may raise potential conflicts of interest between Ares Capital and such other Ares-managed funds, particularly if Ares Capital and such other Ares-managed funds invest in different classes or types of securities or investments of the same underlying portfolio company. In that regard, actions may be taken by such other Ares-managed funds that are adverse to Ares Capital's interests, including, but not limited to, during a restructuring, bankruptcy or other insolvency proceeding or similar matter occurring at the underlying portfolio company.

              We have from time to time sold assets to IHAM and certain of the IHAM Vehicles and, as part of our investment strategy, we may offer to sell additional assets to vehicles managed by one or more of our affiliates (including IHAM) or we may purchase assets from vehicles managed by one or more of our affiliates (including IHAM). In addition, vehicles managed by one or more of our affiliates (including IHAM) may offer assets to or may purchase assets from one another. While assets may be sold or purchased at prices that are consistent with those that could be obtained from third parties in the marketplace, and although these types of transactions generally require approval of one or more independent parties, there may be an inherent conflict of interest in such transactions between us and funds managed by one of our affiliates (including our investment adviser).

              We pay a base management fee, an income based fee and a capital gains incentive fee to our investment adviser, and reimburse our investment adviser for certain expenses it incurs. Ares, from time to time, incurs fees, costs, and expenses on behalf of more than one fund. To the extent such fees, costs, and expenses are incurred for the account or benefit of more than one fund, each such fund will typically bear an allocable portion of any such fees, costs, and expenses in proportion to the size of its investment in the activity or entity to which such expense relates (subject to the terms of each fund's governing documents) or in such other manner as Ares considers fair and equitable under the circumstances such as the relative fund size or capital available to be invested by such funds. Where a fund's governing documents do not permit the payment of a particular expense, Ares will generally pay such fund's allocable portion of such expense. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve if distributions were made on a gross basis.

              Our investment adviser's base management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and, consequently, our investment adviser may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness or to make future investments. We are currently allowed to borrow amounts such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% after such borrowing. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). Accordingly, our investment adviser may have conflicts of interest in connection with decisions to use increased leverage permitted under our modified asset coverage requirement applicable to senior securities, as the incurrence of such additional indebtedness would result in an increase in the base management fees payable to our investment adviser and may also result in an increase in the income based fees and capital gains incentive fees payable to our investment adviser.

              The income based fees payable by us to our investment adviser that relate to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of such fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually receive.

              Our investment advisory and management agreement renews for successive annual periods if approved by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not "interested persons" of us as defined in Section 2(a)(19) of the Investment Company Act. However, both we and our investment adviser have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the terms for compensation to our investment adviser. While any material change to the investment advisory and management agreement must be submitted to stockholders for approval under the Investment Company Act, we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.

              We are party to an administration agreement with our administrator, Ares Operations, a subsidiary of Ares Management, pursuant to which our administrator furnishes us with administrative services and we pay our administrator at cost our allocable portion of overhead and other expenses (including travel expenses) incurred by our administrator in performing its obligations under our administration agreement, including our allocable portion of the compensation, rent, and other expenses of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, our administrator provides IHAM with administrative services and IHAM reimburses our administrator for all of the actual costs associated with such services, including its allocable portion of our administrator's overhead and the cost of our administrator's officers and respective staff in performing its obligations under the IHAM administration agreement. Prior to entering into the IHAM administration agreement, IHAM was party to a services agreement with our investment adviser, pursuant to which our investment adviser provided similar services.

              As a result of the arrangements described above, there may be times when the management team of Ares Management (including those members of management focused primarily on managing Ares Capital) has interests that differ from those of yours, giving rise to a conflict.

              Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of dispositions of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by our investment adviser, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, our investment adviser will consider the investment and tax objectives of the Company and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.

We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. As a RIC, we generally will not pay U.S. federal corporate-level income taxes on our income and net capital gains that we distribute to our stockholders as dividends on a timely basis. We will be subject to U.S. federal corporate-level income tax on any undistributed income and/or gains. To maintain our status as a RIC, we must meet certain source of income, asset diversification and annual distribution requirements. We may also be subject to certain U.S. federal excise taxes, as well as state, local and foreign taxes.

              To maintain our RIC status, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders (the "Annual Distribution Requirement"). We have the ability to pay a large portion of our dividends in shares of our stock, and as long as a portion of such dividend is paid in cash and other requirements are met, such stock dividends will be taxable as a dividend for U.S. federal income tax purposes. This may result in our U.S. stockholders having to pay tax on such dividends, even if no cash is received, and may result in our non-U.S. stockholders being subject to withholding tax in respect of amounts distributed in our stock. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the Investment Company Act and financial covenants under our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to maintain our status as a RIC and, thus, may be subject to corporate-level income tax on all of our income and/or gains.

              To maintain our status as a RIC, in addition to the Annual Distribution Requirement, we must also meet certain annual source of income requirements at the end of each taxable year and asset diversification requirements at the end of each calendar quarter. Failure to meet these requirements may result in our having to (a) dispose of certain investments quickly or (b) raise additional capital to prevent the loss of RIC status. Because most of our investments are in private companies and are generally illiquid, any such dispositions may be at disadvantageous prices and may result in losses. Also, the rules applicable to our qualification as a RIC are complex with many areas of uncertainty. Accordingly, no assurance can be given that we have qualified or will continue to qualify as a RIC. If we fail to maintain our status as a RIC for any reason and become subject to regular "C" corporation income tax, the resulting corporate-level income taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on any investment in us. Certain provisions of the Code provide some relief from RIC disqualification due to failures of the source of income and asset diversification requirements, although there may be additional taxes due in such cases. We cannot assure you that we would qualify for any such relief should we fail the source of income or asset diversification requirements.

We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.

              For U.S. federal income tax purposes, we generally are required to include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise, for example, if we receive warrants in connection with the making of a loan, or payment in kind ("PIK") interest representing contractual interest added to the loan principal balance and due at the end of the loan term. Such original issue discount or PIK interest is included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash, including, for example, amounts attributable to hedging and foreign currency transactions.

              Since, in certain cases, we may recognize income before or without receiving cash in respect of such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate-level income taxes. Such a failure could have a material adverse effect on us and on any investment in us. See "Certain Material U.S. Federal Income Tax Considerations—Taxation as a RIC."

We are exposed to risks associated with changes in interest rates.

              General interest rate fluctuations may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our investment objective and rate of return on invested capital. Because we borrow money and may issue debt securities or preferred stock to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities or preferred stock and the rate at which we invest these funds. From time to time, we may also enter into certain hedging transactions to mitigate our exposure to rising borrowing costs.

              In the past, we have entered into certain hedging transactions, such as interest rate swap agreements, to mitigate our exposure to adverse fluctuations in interest rates, and we may do so again in the future. In addition, we may increase our floating rate investments to position the portfolio for rate increases. However, we cannot assure you that such transactions will be successful in mitigating our exposure to interest rate risk. Hedging transactions may also limit our ability to participate in the benefits of lower interest rates with respect to our indebtedness. There can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              Trading prices tend to fluctuate more for fixed-rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to 10 years. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. This means that we are subject to greater risk (other things being equal) than a fund invested solely in shorter-term securities. A decline in the prices of the debt we own could adversely affect the trading price of our common stock. Also, an increase in interest rates available to investors could make an investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

Most of our portfolio investments are not publicly traded and, as a result, the fair value of these investments may not be readily determinable.

              A large percentage of our portfolio investments are not publicly traded. The fair value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as determined in good faith by our board of directors based on, among other things, the input of our management and audit committee and independent valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions). The valuation process is conducted at the end of each fiscal quarter, with a portion (based on value) of our valuations of portfolio companies without readily available market quotations subject to review by an independent valuation firm each quarter. However, we may use these independent valuation firms to review the value of our investments more frequently, including in connection with the occurrence of significant events or changes in value affecting a particular investment. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              The types of factors that may be considered in valuing our investments include the enterprise value of the portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flows, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed and may differ materially from the values that we may ultimately realize. Our net asset value per share could be adversely affected if our determinations regarding the fair value of these investments are higher than the values that we realize upon disposition of such investments.

The lack of liquidity in our investments may adversely affect our business.

              As we generally make investments in private companies, substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we could realize significantly less than the value at which we have recorded our investments or could be unable to dispose of our investments in a timely manner. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or an affiliated manager of Ares has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

              We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rates payable on the debt investments we make, the default rates on such investments, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected.

              Our investment portfolio includes investments that may be significant individually or in the aggregate. If a significant investment in one or more companies fails to perform as expected, such a failure could have a material adverse effect on our business, financial condition and operating results, and the magnitude of such effect could be more significant than if we had further diversified our portfolio.

We are dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect our liquidity, financial condition or results of operations.

              Our business is dependent on our and third parties' communications and information systems. Further, in the ordinary course of our business we or our investment adviser may engage certain third party service providers to provide us with services necessary for our business. Any failure or interruption of those systems or services, including as a result of the termination or suspension of an agreement with any third-party service providers, could cause delays or other problems in our business activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and adversely affect our business. There could be:

  •
  sudden electrical or telecommunications outages;

  •
  natural disasters such as earthquakes, tornadoes and hurricanes;

  •
  disease pandemics;

  •
  events arising from local or larger scale political or social matters, including terrorist acts; and

  •
  cyber-attacks.

              These events, in turn, could have a material adverse effect on our business, financial condition and operating results and negatively affect the market price of our common stock and our ability to pay dividends to our stockholders.

Cybersecurity risks and cyber incidents may adversely affect our business or the business of our portfolio companies by causing a disruption to our operations or the operations of our portfolio companies, a compromise or corruption of our confidential information or the confidential information of our portfolio companies and/or damage to our business relationships or the business relationships of our portfolio companies, all of which could negatively impact the business, financial condition and operating results of us or our portfolio companies.

              A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of the information resources of us or our portfolio companies. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems or those of our portfolio companies for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. We and our investment adviser's employees have been and expect to continue to be the target of fraudulent calls, emails and other forms of activities. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to business relationships. The costs related to cyber or other security threats or disruptions may not be fully insured or indemnified by other means. As our and our portfolio companies' reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by Ares Management and third-party service providers, and the information systems of our portfolio companies. Ares Management has implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, do not guarantee that a cyber incident will not occur and/or that our financial results, operations or confidential information will not be negatively impacted by such an incident. In addition, cybersecurity has become a top priority for regulators around the world, and some jurisdictions have enacted laws requiring companies to notify individuals of data security breaches involving certain types of personal data. If we fail to comply with the relevant laws and regulations, we could suffer financial losses, a disruption of our business, liability to investors, regulatory intervention or reputational damage.

Ineffective internal controls could impact our business and operating results.

              Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.

Changes in laws or regulations governing our operations or the operations of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, such as the Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act"), Public Law No. 115-97 (the "Tax Cuts and Jobs Act") and the SBCAA, could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              We and our portfolio companies are subject to regulation by laws and regulations at the local, state, federal and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may be changed from time to time, and new laws and regulations may be enacted. Accordingly, any change in these laws or regulations, changes in their interpretation, or newly enacted laws or regulations could require changes to certain business practices of us or our portfolio companies, negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On July 21, 2010, President Obama signed into law the Dodd-Frank Act. Many of the provisions of the Dodd-Frank Act have had extended implementation periods and delayed effective dates and have required extensive rulemaking by regulatory authorities. While many of the rules required to be written have been promulgated, some have not yet been implemented. Although the full impact of the Dodd-Frank Act on us and our portfolio companies may not be known for an extended period of time, the Dodd-Frank Act, including the rules implementing its provisions and the interpretation of those rules relating to capital, margin, trading and clearance and settlement of derivatives, may negatively impact the operations, cash flows or financial condition of us or our portfolio companies, impose additional costs on us or our portfolio companies, intensify the regulatory supervision of us or our portfolio companies or otherwise adversely affect our business or the business of our portfolio companies.

              On December 22, 2017, President Trump signed into law the Tax Cuts and Jobs Act, which significantly changed the Code, including, a reduction in the corporate income tax rate, a new limitation on the deductibility of interest expense, and significant changes to the taxation of income earned from foreign sources and foreign subsidiaries. The Tax Cuts and Jobs Act also authorizes the IRS to issue regulations with respect to the new provisions. We cannot predict how the changes in the Tax Cuts and Jobs Act, or regulations or other guidance issued under it, might affect us, our business or the business of our portfolio companies.

              On February 3, 2017, President Trump signed Executive Order 13772 announcing the new Administration's policy to regulate the U.S. financial system in a manner consistent with certain "Core Principles," including regulation that is efficient, effective and appropriately tailored. The Executive Order directed the Secretary of the Treasury, in consultation with the heads of the member agencies of the Financial Stability Oversight Council, to report to the President on the extent to which existing laws, regulations and other government policies promote the Core Principles and to identify any laws, regulations or other government policies that inhibit federal regulation of the U.S. financial system. On June 12, 2017, the U.S. Department of the Treasury published the first of several reports in response to the Executive Order on the depository system covering banks and other savings institutions. On October 6, 2017, the Treasury released a second report outlining ways to streamline and reform the U.S. regulatory system for capital markets, followed by a third report, on October 26, 2017, examining the current regulatory framework for the asset management and insurance industries. The Treasury released a fourth report on July 31, 2018 describing recommendations relating to non-bank financial institutions, financial technology and innovation. Subsequent reports are expected to address retail and institutional investment products and vehicles.

              On May 24, 2018, President Trump signed into law the Economic Growth, Regulatory Relief, and Consumer Protection Act, which increased from $50 billion to $250 billion the asset threshold for designation of "systemically important financial institutions" or "SIFIs" subject to enhanced prudential standards set by the Federal Reserve, staggering application of this change based on the size and risk of the covered bank holding company. On May 30th, the Federal Reserve voted to consider changes to the Volcker Rule that would loosen compliance requirements for all banks. On July 17, 2018, the House of Representatives passed the JOBS and Investor Confidence Act, which includes 32 pieces of legislation intended to help small businesses, entrepreneurs and investors by reforming capital markets. The proposed legislation includes provisions to expand the definition of "accredited investors," extend on-ramp exemptions for emerging growth companies (EGCs) and ease securities regulations on initial public offerings. The legislation was forwarded to the Senate for consideration, where no further action was taken, although it may be reintroduced in the future. At this time it is not possible to determine the potential impact of these new laws and proposals on us.

              On March 23, 2018, the SBCAA was signed into law. The SBCAA, among other things, modifies the applicable provisions of the Investment Company Act to reduce the required asset coverage ratio applicable to a BDC from 200% to 150% subject to certain approval, time and disclosure requirements (including either stockholder approval or approval of a "required majority" of its board of directors). On June 21, 2018, our board of directors, including a "required majority" of our board of directors, approved the application of the modified asset coverage requirement set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us), and the risks associated with an investment in us may increase.

Changes to United States tariff and import/export regulations may have a negative effect on our portfolio companies and, in turn, harm us.

              There has been ongoing discussion and commentary regarding potential significant changes to United States trade policies, treaties and tariffs. The current administration, along with Congress, has created significant uncertainty about the future relationship between the United States and other countries with respect to such trade policies, treaties and tariffs. These developments, or the perception that any of them could occur, may have a material adverse effect on global economic conditions and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict our portfolio companies' access to suppliers or customers and have a material adverse effect on their business, financial condition and results of operations, which in turn would negatively impact us.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities in our portfolio or the cost of our borrowings.

              Concerns have been publicized that some of the member banks surveyed by the British Bankers' Association ("BBA") in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

              On July 27, 2017, the United Kingdom's Financial Conduct Authority, which regulates LIBOR, announced that it intends to phase out LIBOR by the end of 2021. It is unclear if at that time whether or not LIBOR will cease to exist or if new methods of calculating LIBOR will be established such that it continues to exist after 2021. The U.S. Federal Reserve, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions, is considering replacing U.S. dollar LIBOR with a new index calculated by short-term repurchase agreements, backed by Treasury securities. The future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. Additionally, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate and certain of our existing credit facilities to replace LIBOR with the new standard that is established.

Our investment adviser's liability is limited under the investment advisory and management agreement, and we are required to indemnify our investment adviser against certain liabilities, which may lead our investment adviser to act in a riskier manner on our behalf than it would when acting for its own account.

              Our investment adviser has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement, and it will not be responsible for any action of our board of directors in declining to follow our investment adviser's advice or recommendations. Pursuant to the investment advisory and management agreement, our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons affiliated with it will not be liable to us for their acts under the investment advisory and management agreement, absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect our investment adviser and its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it with respect to all damages, liabilities, costs and expenses arising out of or otherwise based upon the performance of any of our investment adviser's duties or obligations under the investment advisory and management agreement or otherwise as an investment adviser for us, and not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead our investment adviser to act in a riskier manner when acting on our behalf than it would when acting for its own account. See "Risk Factors—Risks Relating to Our Investments—Our investment adviser's fee structure may induce it to make certain investments on our behalf, including speculative investments."

We may be obligated to pay our investment adviser certain fees even if we incur a loss.

              Our investment adviser is entitled to income based fees for each fiscal quarter in an amount equal to a percentage of the excess of our pre-incentive fee net investment income for that quarter (before deducting any income based fee and capital gains incentive fees and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income for income based fee purposes excludes realized and unrealized capital losses or depreciation and income taxes related to realized gains that we may incur in the fiscal quarter, even if such capital losses or depreciation and income taxes related to realized gains result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay our investment adviser income based fees for a fiscal quarter even if there is a decline in the value of our portfolio or the net asset value of our common stock or we incur a net loss for that quarter.

              Under the investment advisory and management agreement, we will defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if, during the most recent four full calendar quarter periods ending on or prior to the date such payment is to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. These calculations will be adjusted for any share issuances or repurchases. Any such deferred fees will be carried over for payment in subsequent calculation periods to the extent such payment can then be made under the investment advisory and management agreement.

              If a portfolio company defaults on a loan that is structured to provide interest, it is possible that accrued and unpaid interest previously used in the calculation of income based fees will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of income based fees it received that was based on accrued income that we never receive.

RISKS RELATING TO OUR INVESTMENTS

Declines in market prices and liquidity in the corporate debt markets can result in significant net unrealized depreciation of our portfolio, which in turn would reduce our net asset value.

              As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. We may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets generally that may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we use the pricing indicated by the external event to corroborate our valuation. While most of our investments are not publicly traded, applicable accounting standards require us to assume as part of our valuation process that our investments are sold in a principal market to market participants (even if we plan on holding an investment through its maturity). As a result, volatility in the capital markets can also adversely affect our investment valuations. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation. The effect of all of these factors on our portfolio can reduce our net asset value (and, as a result our asset coverage calculation) by increasing net unrealized depreciation in our portfolio. Depending on market conditions, we could incur substantial realized and/or unrealized losses, which could have a material adverse effect on our business, financial condition or results of operations.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

              Many of our portfolio companies may be susceptible to economic downturns or recessions and may be unable to repay our loans during these periods. Therefore, during these periods our non-performing assets may increase and the value of our portfolio may decrease if we are required to write down the values of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results. We experienced to some extent such effects as a result of the economic downturn that occurred from 2008 through 2009 and may experience such effects again in any future downturn or recession.

              A portfolio company's failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its assets representing collateral for its obligations, which could trigger cross defaults under other agreements and jeopardize our portfolio company's ability to meet its obligations under the debt investments that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

Investments in privately held middle-market companies involve significant risks.

              We primarily invest in privately held U.S. middle-market companies. Investments in privately held middle-market companies involve a number of significant risks, including the following:

  •
  these companies may have limited financial resources and may be unable to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing our investment;

  •
  they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  they typically depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse effect on such portfolio company and, in turn, on us;

  •
  there is generally little public information about these companies. These companies and their financial information are generally not subject to the Exchange Act (as defined below) and other regulations that govern public companies, and we may be unable to uncover all material information about these companies, which may prevent us from making a fully informed investment decision and cause us to lose money on our investments;

  •
  they generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

  •
  we, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in our portfolio companies and may, as a result, incur significant costs and expenses in connection with such litigation;

  •
  changes in laws and regulations (including the Tax Cuts and Jobs Act), as well as their interpretations, may adversely affect their business, financial structure or prospects; and

  •
  they may have difficulty accessing the capital markets to meet future capital needs.

Our debt investments may be risky and we could lose all or part of our investment.

              The debt that we invest in is typically not initially rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which under the guidelines established by these entities is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." Therefore, our investments may result in an above average amount of risk and volatility or loss of principal. While the debt we invest in is often secured, such security does not guarantee that we will receive principal and interest payments according to the terms of the loan, or that the value of any collateral will be sufficient to allow us to recover all or a portion of the outstanding amount of the loan should we be forced to enforce our remedies.

              We also may invest in assets other than first and second lien and mezzanine debt investments, including high-yield securities, U.S. government securities, credit derivatives and other structured securities and certain direct equity investments. These investments entail additional risks that could adversely affect our investment returns.

Investments in equity securities, many of which are illiquid with no readily available market, involve a substantial degree of risk.

              We may purchase common and other equity securities. Although common stock has historically generated higher average total returns than fixed income securities over the long-term, common stock also has experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on the underlying portfolio company's success. Investments in equity securities involve a number of significant risks, including:

  •
  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness (including trade creditors) or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

  •
  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment; and

  •
  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of the portfolio company. Even if the portfolio company is successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can otherwise sell our investment. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell them.

              There are special risks associated with investing in preferred securities, including:

  •
  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes before we receive such distributions;

  •
  preferred securities are subordinated to debt in terms of priority to income and liquidation payments, and therefore will be subject to greater credit risk than debt;

  •
  preferred securities may be substantially less liquid than many other securities, such as common stock or U.S. government securities; and

  •
  generally, preferred security holders have no voting rights with respect to the issuing company, subject to limited exceptions.

              Additionally, when we invest in first lien senior secured loans (including unitranche loans), second lien senior secured loans or mezzanine debt, we may acquire warrants or other equity securities as well. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

              We may invest, to the extent permitted by law, in the equity securities of investment funds that are operating pursuant to certain exceptions to the Investment Company Act and in advisers to similar investment funds and, to the extent we so invest, will bear our ratable share of any such company's expenses, including management and performance fees. We will also remain obligated to pay the base management fee, income based fee and capital gains incentive fee to our investment adviser with respect to the assets invested in the securities and instruments of such companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the base management fee, income based fee and capital gains incentive fee due to our investment adviser as well as indirectly bearing the management and performance fees and other expenses of any such investment funds or advisers.

There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

              If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, a bankruptcy court might recharacterize our debt holding as an equity investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. For example, we could become subject to a lender's liability claim, if, among other things, we actually render significant managerial assistance.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

              Our portfolio companies may have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

              The rights we may have with respect to the collateral securing any junior priority loans we make to our portfolio companies may also be limited pursuant to the terms of one or more intercreditor agreements (including agreements governing "first out" and "last out" structures) that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

When we are a debt or minority equity investor in a portfolio company, we are often not in a position to exert influence on the entity, and other equity holders and management of the company may make decisions that could decrease the value of our investment in such portfolio company.

              When we make debt or minority equity investments, we are subject to the risk that a portfolio company may make business decisions with which we disagree and the other equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our investment.

Our portfolio companies may be highly leveraged.

              Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company's income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

Our investment adviser's fee structure may induce it to make certain investments on our behalf, including speculative investments.

              The fees payable by us to our investment adviser may create an incentive for our investment adviser to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which income based fees payable to our investment adviser are determined, which are calculated as a percentage of the return on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock and the holders of securities convertible into our common stock. In addition, our investment adviser will receive the capital gains incentive fee based, in part, upon net capital gains realized on our investments. Unlike income based fees, there is no hurdle rate applicable to the capital gains incentive fee. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

              The income based fees are computed and paid on income that has been accrued but not yet received in cash, including as a result of investments with a deferred interest feature such as debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income based fee will become uncollectible. Our investment adviser is not under any obligation to reimburse us for any part of the fees it received that were based on such accrued interest that we never actually received.

              Because of the structure of the income based fees, it is possible that we may have to pay income based fees in a quarter during which we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fees even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses. In addition, if market interest rates rise, our investment adviser may be able to invest our funds in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive income based fees. Additionally, the Fee Waiver is scheduled to end following the third quarter of 2019. Once the Fee Waiver has expired, the income based fees we pay to our investment adviser will effectively be higher.

Our investments in foreign companies may involve significant risks in addition to the risks inherent in U.S. investments.

              Our investment strategy contemplates potential investments in foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes (potentially at confiscatory levels), less liquid markets, less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

              Although we expect most of our investments will be U.S. dollar denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that such strategies will be effective or without risk to us.

We may expose ourselves to risks if we engage in hedging transactions.

              We have and may in the future enter into hedging transactions, which may expose us to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may include counter-party credit risk.

              Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

              The success of our hedging transactions will depend on our ability to correctly predict movements in currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to (or be able to) establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. See also "Risk Factors—Risks Relating to Our Business—We are exposed to risks associated with changes in interest rates."

We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in high-quality short-term investments, which will generate lower rates of return than those expected from the interest generated on first and second lien senior secured loans and mezzanine debt.

              We may initially invest a portion of the net proceeds of offerings pursuant to this prospectus primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our shares may decline.

RISKS RELATING TO OFFERINGS PURSUANT TO THIS PROSPECTUS

Our shares of common stock have traded at a discount from net asset value and may do so again, which could limit our ability to raise additional equity capital.

              Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to accurately predict whether any shares of our common stock will trade at, above, or below net asset value. In the recent past, the stocks of BDCs as an industry, including at times shares of our common stock, have traded below net asset value and during much of 2009 traded at near historic lows as a result of concerns over liquidity, leverage restrictions and distribution requirements. See "Risk Factors—Risks Relating to Our Business—The capital markets may experience periods of disruption and instability. Such market conditions may materially and adversely affect debt and equity capital markets, which may have a negative impact on our business and operations." When our common stock is trading below its net asset value per share, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining approval for such issuance from our stockholders and our independent directors. Pursuant to approval granted at a special meeting of stockholders held on May 14, 2018, we were permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expired on

May 14, 2019. On April 10, 2019, we filed the 2019 Special Meeting Proxy Statement for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

There is a risk that investors in our common stock may not receive dividends or that our dividends may not grow over time and that investors in our debt securities may not receive all of the interest income to which they are entitled.

              We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. If we declare a dividend and if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to sell some of our investments in order to make cash dividend payments.

              In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. Certain of the Facilities may also limit our ability to declare dividends if we default under certain provisions. Further, if we invest a greater amount of assets in non-income producing securities, it could reduce the amount available for distribution and may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements. See "Price Range of Common Stock and Distributions."

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock.

              The Maryland General Corporation Law (the "MGCL"), our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of Ares Capital or the removal of our directors. We are subject to the Maryland Business Combination Act (the "Business Combination Act"), subject to any applicable requirements of the Investment Company Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board or disinterested directors do not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and may increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the "Control Share Acquisition Act") acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, subject to any applicable requirements of the Investment Company Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and may increase the difficulty of consummating such an offer.

              We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors into three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock into one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter from time to time, without stockholder approval, to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may discourage, delay, defer, make more difficult or prevent a transaction or a change in control that might otherwise be in your best interest.

Our bylaws designate the Circuit Court for Baltimore City, Maryland as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders, which could limit our stockholders' ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other employees.

              Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on our behalf, (ii) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (a) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders or (b) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws or (iii) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in our shares shall be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of our bylaws, as the same may be amended from time to time. Our board of directors, without stockholder approval, adopted this exclusive forum provision so that we can respond to such litigation more efficiently, reduce the costs associated with our responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs' attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder's ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with us or our directors, officers or other employees, if any, and may discourage lawsuits against us and our directors, officers or other employees, if any. We believe the risk of a court declining to enforce this exclusive forum provision is remote, as the General Assembly of Maryland has specifically amended the MGCL to authorize the adoption of such provision. However, if a court were to find such provision inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings notwithstanding that the MGCL expressly provides that the charter or bylaws of a Maryland corporation may require that any Internal Corporate Claim be brought only in courts sitting in one or more specified jurisdictions, we may incur additional costs that we do not currently anticipate associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition and results of operations.

Investing in our common stock may involve an above average degree of risk.

              The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our securities may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

              The capital and credit markets have experienced periods of extreme volatility and disruption over the past several years. The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

  •
  significant volatility in the market price and trading volume of securities of publicly traded RICs, BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

  •
  price and volume fluctuations in the overall stock market from time to time;

  •
  the inclusion or exclusion of our common stock from certain indices;

  •
  changes in law, regulatory policies or tax guidelines, or interpretations thereof, particularly with respect to RICs or BDCs;

  •
  loss of our RIC status;

  •
  our ability to manage our capital resources effectively;

  •
  changes in our earnings or variations in our operating results;

  •
  changes in the value of our portfolio of investments;

  •
  any shortfall in investment income or net investment income or any increase in losses from levels expected by investors or securities analysts;

  •
  departure of Ares' key personnel;

  •
  operating performance of companies comparable to us;

  •
  short-selling pressure with respect to shares of our common stock or BDCs generally;

  •
  future sales of our securities convertible into or exchangeable or exercisable for our common stock or the conversion of such securities, including the Convertible Unsecured Notes;

  •
  uncertainty surrounding the strength of the U.S. economy;

  •
  concerns regarding European sovereign debt;

  •
  concerns regarding volatility in the Chinese stock market and Chinese currency;

  •
  uncertainty between the U.S. and other countries with respect to trade policies, treaties, and tariffs;

  •
  general economic trends and other external factors; and

  •
  loss of a major funding source.

              In the past, following periods of volatility in the market price of a company's securities, securities class action litigation has often been brought against that company. If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management's attention and resources from our business.

We may in the future determine to issue preferred stock, which could adversely affect the market value of our common stock.

              The issuance of shares of preferred stock with dividend or conversion rights, liquidation preferences or other economic terms favorable to the holders of preferred stock could adversely affect the market price for our common stock by making an investment in the common stock less attractive. In addition, the dividends on any preferred stock we issue must be cumulative. Payment of dividends and repayment of the liquidation preference of preferred stock must take preference over any dividends or other payments to our common stockholders, and holders of preferred stock are not subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference (other than convertible preferred stock that converts into common stock). In addition, under the Investment Company Act, preferred stock constitutes a "senior security" for purposes of the asset coverage test.

The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock.

              At a special meeting of stockholders held on May 14, 2018, subject to certain determinations required to be made by our board of directors, our stockholders approved our ability to sell or otherwise issue shares of our common stock, in an amount not exceeding 25% of our then outstanding common stock, at a price below the then current net asset value per share during a period that began on May 14, 2018 and expired on May 14, 2019. On April 10, 2019, we filed the 2019 Special Meeting Proxy Statement for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

              In addition, at our 2009 annual stockholders meeting, our stockholders approved a proposal authorizing us to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock subject to certain limitations (including, without limitation, that the number of shares issuable does not exceed 25% of our then outstanding common stock and that the exercise or conversion price thereof is not, at the date of issuance, less than the greater of the market value per share and the net asset value per share of our common stock). The authorization granted to sell or issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration.

              Any decision to sell shares of our common stock below its then current net asset value per share or securities to subscribe for or convertible into shares of our common stock would be subject to the determination by our board of directors that such issuance is in our and our stockholders' best interests.

              If we were to sell shares of our common stock below its then current net asset value per share, such sales would result in an immediate dilution to the net asset value per share of our common stock. This dilution would occur as a result of the sale of shares at a price below the then current net asset value per share of our common stock and a proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest in us than the increase in our assets resulting from such issuance. Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted.

              In addition, if we issue warrants or securities to subscribe for or convertible into shares of our common stock, subject to certain limitations, the exercise or conversion price per share could be less than net asset value per share at the time of exercise or conversion (including through the operation of anti-dilution protections). Because we would incur expenses in connection with any issuance of such securities, such issuance could result in a dilution of the net asset value per share at the time of exercise or conversion. This dilution would include reduction in net asset value per share as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such issuance.

              Further, if our current stockholders do not purchase any shares to maintain their percentage interest when we issue new shares, regardless of whether such offering is above or below the then current net asset value per share, their voting power will be diluted. For additional information and hypothetical examples of these risks, see "Sales of Common Stock Below Net Asset Value" and the prospectus supplement pursuant to which such sale is made.

Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares.

              In the event we issue subscription rights, stockholders who do not fully exercise their subscription rights should expect that they will, at the completion of a rights offering pursuant to this prospectus, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of such rights offering.

              In addition, if the subscription price is less than the net asset value per share of our common stock, then our stockholders would experience an immediate dilution of the aggregate net asset value of their shares as a result of the offering. The amount of any decrease in net asset value is not predictable because it is not known at this time what the subscription price and net asset value per share will be on the expiration date of a rights offering or what proportion of the shares will be purchased as a result of such rights offering. Such dilution could be substantial. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock" and "Sales of Common Stock Below Net Asset Value."

Investors in offerings of our common stock will likely incur immediate dilution upon the closing of such offering.

              We generally expect the public offering price of any offering of shares of our common stock to be higher than the book value per share of our outstanding common stock (unless we offer shares pursuant to a rights offering or after obtaining prior approval for such issuance from our stockholders and our independent directors). Accordingly, investors purchasing shares of our common stock in offerings pursuant to this prospectus may pay a price per share that exceeds the tangible book value per share after such offering.

Our stockholders will experience dilution in their ownership percentage if they opt out of our dividend reinvestment plan.

              All dividends declared in cash payable to stockholders that are participants in our dividend reinvestment plan are automatically reinvested in shares of our common stock. As a result, our stockholders that opt out of our dividend reinvestment plan will experience dilution in their ownership percentage of our common stock over time.

Our stockholders may experience dilution upon the conversion of the Convertible Unsecured Notes.

              The 2022 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on August 1, 2021 or, under certain circumstances, earlier. The 2024 Convertible Notes (as defined below) are convertible into shares of our common stock beginning on December 1, 2023 or, under certain circumstances, earlier. Upon conversion of the 2022 Convertible Notes or the 2024 Convertible Notes, we have the choice to pay or deliver, as the case may be, at our election, cash, shares of our common stock or a combination of cash and shares of our common stock. As of March 31, 2019, the conversion price of the 2022 Convertible Notes was effectively $19.32 per share and the conversion price of the 2024 Convertible Notes was effectively $19.88 per share, in each case taking into account certain de minimis adjustments that will be made on the conversion date and subject to further adjustment in certain circumstances. If we elect to deliver shares of common stock upon a conversion at the time our tangible book value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of common stock upon our issuance of common stock in connection with the conversion of the Convertible Unsecured Notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance.

Our stockholders may receive shares of our common stock as dividends, which could result in adverse cash flow consequences to them.

              In order to satisfy the Annual Distribution Requirement applicable to RICs, we have the ability to declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion could be as low as 20%) and certain requirements are met, the entire distribution would be treated as a dividend for U.S. federal income tax purposes. As a result, a stockholder would be taxed on 100% of the fair market value of the shares received as part of the dividend on the date a stockholder received it in the same manner as a cash dividend, even though most of the dividend was paid in shares of our common stock.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

              Sales of substantial amounts of our common stock, or the availability of such common stock for sale (including as a result of the conversion of our Convertible Unsecured Notes into common stock), could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

The trading market or market value of our publicly issued debt securities may fluctuate.

              Our publicly issued debt securities may or may not have an established trading market. We cannot assure you that a trading market for our publicly issued debt securities will ever develop or be maintained if developed. In addition to our creditworthiness, many factors may materially adversely affect the trading market for, and market value of, our publicly issued debt securities. These factors include, but are not limited to, the following:

  •
  the time remaining to the maturity of these debt securities;

  •
  the outstanding principal amount of debt securities with terms identical to these debt securities;

  •
  the ratings assigned by national statistical ratings agencies;

  •
  the general economic environment;

  •
  the supply of such debt securities trading in the secondary market, if any;

  •
  the redemption or repayment features, if any, of these debt securities;

  •
  the level, direction and volatility of market interest rates generally; and

  •
  market rates of interest higher or lower than rates borne by the debt securities.

              You should also be aware that there may be a limited number of buyers if and when you decide to sell your debt securities. This too may materially adversely affect the market value of the debt securities or the trading market for the debt securities.

Terms relating to redemption may materially adversely affect your return on any debt securities that we may issue.

              If your debt securities are redeemable at our option, we may choose to redeem your debt securities at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In addition, if your debt securities are subject to mandatory redemption, we may be required to redeem your debt securities also at times when prevailing interest rates are lower than the interest rate paid on your debt securities. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as your debt securities being redeemed.

Our credit ratings may not reflect all risks of an investment in our debt securities.

              Our credit ratings are an assessment by third parties of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market for the publicly issued debt securities.

FORWARD-LOOKING STATEMENTS

              Some of the statements in this prospectus and the prospectus supplement, including the documents we incorporate by reference herein, constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus and the prospectus supplement, including the documents we incorporate by reference herein, involve a number of risks and uncertainties, including statements concerning:

  •
  our, or our portfolio companies', future business, operations, operating results or prospects;

  •
  the return or impact of current and future investments;

  •
  the impact of a protracted decline in the liquidity of credit markets on our business;

  •
  the impact of fluctuations in interest rates on our business;

  •
  the impact of changes in laws or regulations (including the interpretation thereof), including the Tax Cuts and Jobs Act and the SBCAA, governing our operations or the operations of our portfolio companies or the operations of our competitors;

  •
  the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

  •
  our ability to recover unrealized losses;

  •
  our ability to successfully invest any capital raised in an offering;

  •
  market conditions and our ability to access alternative debt markets and additional debt and equity capital and our ability to manage our capital resources effectively;

  •
  our contractual arrangements and relationships with third parties, including parties to our co-investment program;

  •
  the general economy and its impact on the industries in which we invest;

  •
  uncertainty surrounding the financial stability of the United States, Europe and China;

  •
  the social, geopolitical, financial, trade and legal implications of Brexit;

  •
  Middle East turmoil and the potential for volatility in energy prices and its impact on the industries in which we invest;

  •
  the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our ability to successfully complete and integrate any other acquisitions;

  •
  the outcome and impact of any litigation;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing, form and amount of any dividend distributions;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments.

              We use words such as "anticipates," "believes," "expects," "intends," "will," "should," "may" and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. Our actual results and condition could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in "Risk Factors" and the other information included in this prospectus and the prospectus supplement, including the documents we incorporate by reference herein.

              You should not place undue reliance on these forward-looking statements, which are based on information available to us as of the date of this prospectus or the prospectus supplement, as applicable, including any documents incorporated by reference. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise.

 USE OF PROCEEDS

              Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies in accordance with our investment objective. We also expect to use the net proceeds of an offering to repay or repurchase outstanding indebtedness, which may include indebtedness (approximately $6.3 billion aggregate principal amount outstanding as of March 31, 2019) under (a) the Revolving Credit Facility ($2.0 billion outstanding as of March 31, 2019), (b) the Revolving Funding Facility ($620 million outstanding as of March 31, 2019), (c) the SMBC Funding Facility ($105 million outstanding as of March 31, 2019), (d) the 2022 Convertible Notes (approximately $388 million aggregate principal amount outstanding as of March 31, 2019), (e) the 2024 Convertible Notes (approximately $403 million aggregate principal amount outstanding as of March 31, 2019), (f) the 2020 Notes (as defined below) (approximately $600 million aggregate principal amount outstanding as of March 31, 2019), (g) the 2022 Notes (as defined below) (approximately $600 million aggregate principal amount outstanding as of March 31, 2019), (h) the 2023 Notes (as defined below) (approximately $750 million aggregate principal amount outstanding as of March 31, 2019), (i) the 2025 Notes (as defined below) (approximately $600 million aggregate principal amount outstanding as of March 31, 2019) and (j) the 2047 Notes (as defined below) (approximately $230 million aggregate principal amount outstanding as of March 31, 2019).

              The interest charged on the indebtedness incurred under the Revolving Credit Facility is based on LIBOR (one-, two-, three- or six-month) plus an applicable spread of either 1.75% or 1.875% or an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility) plus an applicable spread of either 0.75% or 0.875%, in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2019, the one-, two-, three- and six-month LIBOR was 2.49%, 2.56%, 2.60% and 2.66%, respectively. As of March 31, 2019, the Revolving Credit Facility consists of a $414 million term loan tranche with a stated maturity date of March 30, 2023 and a $1.7 billion revolving tranche. As of March 31, 2019, for $1.6 billion of the revolving tranche of the Revolving Credit Facility, the expiration date is March 30, 2023, for $50 million of the revolving tranche of the Revolving Credit Facility, the expiration date is January 4, 2022 and for the remaining $45 million, the expiration date is May 4, 2020. The interest rate charged on the indebtedness incurred under the Revolving Funding Facility is based on LIBOR plus 2.00% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.00% per annum. The Revolving Funding Facility is scheduled to expire on January 3, 2024 (subject to extension exercisable upon mutual consent). The interest rate charged on the indebtedness incurred under the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. The SMBC Funding Facility is scheduled to expire on September 14, 2024 (subject to two one-year extension options exercisable upon mutual consent).

              The interest charged on the Convertible Unsecured Notes and the Unsecured Notes is as follows: (a) 3.75% in the case of the 2022 Convertible Notes, (b) 4.625% in the case of the 2024 Convertible Notes, (c) 3.875% in the case of the 2020 Notes, (d) 3.625% in the case of the 2022 Notes, (e) 3.500% in the case of the 2023 Notes, (f) 4.250% in the case of the 2025 Notes and (g) 6.875% in the case of the 2047 Notes. The 2022 Convertible Notes and the 2024 Convertible Notes mature on February 1, 2022 and March 1, 2024, respectively. The 2020 Notes, the 2022 Notes, the 2023 Notes, the 2025 Notes and the 2047 Notes mature on January 15, 2020, January 19, 2022, February 10, 2023, March 1, 2025 and April 15, 2047, respectively. The supplement to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

              We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus and its related prospectus supplement will be used for the above purposes within three months of any such offering, depending on the availability of appropriate investment opportunities consistent with our investment objective, but no longer than within six months of any such offerings.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act. Pending such investments, we will invest a portion of the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities generally earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. As a result, we may not, for a time, be able to achieve our investment objective and/or we may need to, for a time, decrease the amount of any dividend that we may pay to our stockholders to a level that is substantially lower than the level that we expect to pay when the net proceeds of offerings are fully invested in accordance with our investment objective. If we do not realize yields in excess of our expenses, we may incur operating losses and the market price of our common stock and debt securities may decline. See "Regulation—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

              Our common stock is traded on The NASDAQ Global Select Market under the symbol "ARCC." Our common stock has historically traded at prices both above and below our net asset value per share. It is not possible to predict whether our common stock will trade at, above or below net asset value. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Our shares of common stock have traded at a discount from net asset value and may do so again in the future, which could limit our ability to raise additional equity capital."

              The following table sets forth, for the first two quarters of the year ending December 31, 2019 and each fiscal quarter for the fiscal years ended December 31, 2018 and 2017, the net asset value per share of our common stock, the range of high and low closing sales prices of our common stock, the closing sales price as a premium (discount) to net asset value and the dividends or distributions declared by us. On May 23, 2019, the last reported closing sales price of our common stock on The NASDAQ Global Select Market was $17.93 per share, which represented a premium of approximately 4.2% to the net asset value per share reported by us as of March 31, 2019.

				High Sales Price Premium (Discount) to Net Asset Value(2)	Low Sales Price Premium (Discount) to Net Asset Value(2)
		Price Range				Cash Dividend Per Share(3)
	Net Asset Value(1)
		High	Low
Year ended December 31, 2017
First Quarter	$16.50	$17.81	$16.42	7.94%	(0.48)%	$0.38
Second Quarter	$16.54	$17.64	$16.18	6.65%	(2.18)%	$0.38
Third Quarter	$16.49	$16.52	$15.67	(0.18)%	(5.07)%	$0.38
Fourth Quarter	$16.65	$16.61	$15.69	(0.24)%	(5.77)%	$0.38
Year ended December 31, 2018
First Quarter	$16.84	$16.28	$15.25	(3.33)%	(9.44)%	$0.38
Second Quarter	$17.05	$17.09	$15.90	0.23%	(6.75)%	$0.38
Third Quarter	$17.16	$17.51	$16.45	2.04%	(4.14)%	$0.39
Fourth Quarter	$17.12	$17.58	$14.71	2.69%	(14.08)%	$0.39
Year ended December 31, 2019
First Quarter	$17.21	$17.48	$15.28	1.57%	(11.21)%	$0.48	(4)
Second Quarter (through May 16, 2019)	*	$18.00	$17.22	*	*	$0.40

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of the relevant quarter.

(2)
Calculated as the respective high or low closing sales price less net asset value, divided by net asset value (in each case, as of the applicable quarter).

(3)
Represents the dividend or distribution declared in the relevant quarter.

(4)
Consists of a quarterly dividend of $0.40 per share and additional dividends of $0.02 per share, all of which were declared in the first quarter of 2019, payable on March 28, 2019, June 28, 2019, September 30, 2019 and December 27, 2019, subject to the satisfaction of certain Maryland Law requirements.

*
Net asset value has not yet been calculated for this period.

              We currently intend to distribute dividends or make distributions to our stockholders on a quarterly basis out of assets legally available for distribution. We may also distribute additional dividends or make additional distributions to our stockholders from time to time. Our quarterly and additional dividends or distributions, if any, will be determined by our board of directors.

              The following table summarizes our dividends or distributions declared and payable for the fiscal years ended December 31, 2017, 2018 and 2019:

Date Declared	Record Date	Payment Date	Amount
February 22, 2017	March 15, 2017	March 31, 2017	$0.38
May 3, 2017	June 15, 2017	June 30, 2017	$0.38
August 2, 2017	September 15, 2017	September 29, 2017	$0.38
November 2, 2017	December 15, 2017	December 29, 2017	$0.38

Total declared and payable for 2017			$1.52

February 13, 2018	March 15, 2018	March 30, 2018	$0.38
May 2, 2018	June 15, 2018	June 29, 2018	$0.38
August 1, 2018	September 14, 2018	September 28, 2018	$0.39
October 31, 2018	December 14, 2018	December 28, 2018	$0.39

Total declared and payable for 2018			$1.54

February 12, 2019	March 15, 2019	March 28, 2019	$0.40
February 12, 2019	March 15, 2019	March 28, 2019	$0.02	(1)
February 12, 2019	June 14, 2019	June 28, 2019	$0.02	(1)
February 12, 2019	September 16, 2019	September 30, 2019	$0.02	(1)
February 12, 2019	December 16, 2019	December 27, 2019	$0.02	(1)
April 30, 2019	June 14, 2019	June 28, 2019	$0.40

Total declared and payable for 2019			$0.88

(1)
Represents an additional dividend.

              Of the $1.54 per share in dividends declared and payable for the year ended December 31, 2018, $1.54 per share was comprised of ordinary income and no amounts were comprised of long-term capital gains. Of the $1.52 per share in dividends declared and payable for the year ended December 31, 2017, $1.45 per share was comprised of ordinary income and $0.07 was comprised of long-term capital gains.

              To maintain our RIC status under the Code, we must timely distribute an amount equal to at least 90% of our investment company taxable income (as defined by the Code, which generally includes net ordinary income and net short term capital gains) to our stockholders. In addition, we generally will be required to pay an excise tax equal to 4% on certain undistributed taxable income unless we distribute in a timely manner an amount at least equal to the sum of (i) 98% of our ordinary income recognized during a calendar year, (ii) 98.2% of our capital gain net income, as defined by the Code, recognized for the one year period ending October 31st in that calendar year, and (iii) any income recognized, but not distributed, in preceding years (to the extent that income tax was not imposed on such amounts). The taxable income on which we pay excise tax is generally distributed to our stockholders in the next tax year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income for distribution in the following year, and pay any applicable excise tax. For the three months ended March 31, 2019, we recorded an excise tax expense of $4 million. For the years ended December 31, 2018 and 2017, we recorded a net excise tax expense of $14 million and $12 million, respectively. The net expense for the year ended December 31, 2017 included a net reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1 million. We cannot assure you that we will achieve results that will permit the payment of any cash distributions. We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a cash dividend, stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends. See "Dividend Reinvestment Plan."

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

              The information contained in this section should be read in conjunction with the "Selected Condensed Consolidated Financial Data of Ares Capital" and our financial statements and notes thereto appearing elsewhere in this prospectus or the accompanying prospectus supplement. Further, the financial information and other data set forth below subsequent to the completion of our acquisition of American Capital, Ltd. ("American Capital") (the "American Capital Acquisition") on January 3, 2017, reflect the results of the combined company and the financial information and other data prior to the completion of the American Capital Acquisition and does not give effect to the American Capital Acquisition, unless otherwise noted. For this reason, period to period comparisons may not be meaningful.

OVERVIEW

              We are a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. We have elected to be regulated as a BDC under the Investment Company Act.

              We are externally managed by Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate, pursuant to our administration agreement.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component like warrants.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              Since our IPO on October 8, 2004 through March 31, 2019, our exited investments resulted in an asset level realized gross internal rate of return to us of approximately 14% (based on original cash invested, net of syndications, of approximately $25.4 billion and total proceeds from such exited investments of approximately $32.5 billion). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 62% of these exited investments resulted in an asset level realized gross internal rate of return to us of 10% or greater.

              Additionally, since the closing of the American Capital Acquisition on January 3, 2017 through March 31, 2019, exited investments acquired in the American Capital Acquisition resulted in an asset level realized gross internal rate of return to us of approximately 36% (based on original amounts invested of approximately $1.7 billion and total proceeds from such exited investments of approximately $2.3 billion).

              Additionally, since our IPO on October 8, 2004 through March 31, 2019, our realized gains have exceeded our realized losses by approximately $1.0 billion (excluding a one-time gain on the acquisition of Allied Capital Corporation ("Allied Capital") and realized gains/losses from the extinguishment of debt and other transactions). For this same time period, our average annualized net realized gain rate was approximately 1.2% (excluding realized gains/losses from the extinguishment of debt and other transactions). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

              As a BDC, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in "qualifying assets," including securities and indebtedness of private U.S. companies and certain public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. We also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders generally at least 90% of our investment company taxable income, as defined by the Code, for each year. Pursuant to this election, we generally will not have to pay U.S. federal corporate-level taxes on any income that we distribute to our stockholders provided that we satisfy those requirements.

American Capital Acquisition

              On May 23, 2016, we entered into a definitive agreement to acquire American Capital, a Delaware corporation, in a cash and stock transaction valued at approximately $4.2 billion. At January 3, 2017, the total cash and stock consideration paid by us was $3.3 billion. In connection with the stock consideration, we issued approximately 112 million shares of our common stock to American Capital's then-existing stockholders (including holders of outstanding in-the-money American Capital stock options), thereby resulting in our then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company.

Fee Waiver

              In connection with the American Capital Acquisition, Ares Capital Management agreed to waive, for each of the first ten calendar quarters beginning with the second quarter of 2017 and ending with the third quarter of 2019, the lesser of (x) $10 million of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent payable by us in such quarter pursuant to and as calculated under our investment advisory and management agreement.

PORTFOLIO AND INVESTMENT ACTIVITY

              Our investment activity for the three months ended March 31, 2019 and 2018 and for the years ended December 31, 2018, 2017 and 2016 is presented below.

	For the Three Months Ended March 31,		For the Years Ended December 31,
(dollar amounts in millions)	2019	2018	2018	2017	2016
New investment commitments(1)(5)(10):
New portfolio companies	$1,015	$716	$3,754	$2,155	$2,107
Existing portfolio companies	938	1,076	4,291	3,734	1,596

Total new investment commitments(2)	$1,953	$1,792	8,045	5,889	3,703
Less:
Investment commitments exited(3)	1,353	1,342	6,476	5,593	3,844

Net investment commitments	$600	$450	$1,569	$296	$(141)
Principal amount of investments funded(5)(10):
First lien senior secured loans	$851	$691	$4,465	$3,442	$1,965
Second lien senior secured loans	727	305	1,607	1,491	987
Subordinated certificates of the SDLP(4)	142	44	252	222	272
Subordinated certificates of the SSLP			—	—	3
Senior subordinated loans	—	358	376	273	173
Preferred equity securities	147	2	130	120	37
Other equity securities	74	219	346	116	53

Total	$1,941	$1,619	$7,176	$5,664	$3,490
Principal amount of investments sold or repaid(6):
First lien senior secured loans	$882	$751	$3,762	$2,394	$2,522
Second lien senior secured loans	390	399	1,657	1,536	903
Subordinated certificates of the SDLP(4)	2	52	88	4	2
Subordinated certificates of the SSLP(5)			—	474	—
Senior subordinated loans	—	163	718	269	189
Collateralized loan obligations	1	6	71	150	—
Preferred equity securities	1	1	80	275	4
Other equity securities	13	6	64	476	35

Total	$1,289	$1,378	$6,440	$5,578	$3,655
Principal amount of investments acquired as part of the American Capital Acquisition on January 3, 2017:
First lien senior secured loans				$550
Second lien senior secured loans				855
Senior subordinated loans				244
Collateralized loan obligations				265
Preferred equity securities				109
Other equity securities				520
Total				$2,543
Number of new investment commitments(5)(7)(10)	37	34	172	155	82
Average new investment commitment amount(5)(10)	$53	$53	$47	$38	$45
Weighted average term for new investment commitments (in months)(5)(10)	90	73	76	75	80
Percentage of new investment commitments at floating rates(5)(10)	94%	82%	94%	94%	91%
Percentage of new investment commitments at fixed rates(5)(10)	2%	6%	2%	4%	6%
Weighted average yield of debt and other income producing securities(5)(8)(10):
Funded during the period at amortized cost	10.3%	9.6%	9.0%	9.0%	9.3%
Funded during the period at fair value(9)	10.3%	9.6%	9.1%	9.0%	9.2%
Exited or repaid during the period at amortized cost	8.9%	8.9%	9.2%	8.9%	8.5%
Exited or repaid during the period at fair value(9)	8.9%	8.9%	9.2%	8.9%	8.4%
Weighted average yield of debt and other income producing securities acquired as part of the American Capital Acquisition on January 3, 2017(8):
Funded during the period at amortized cost			—	10.0%	—
Funded during the period at fair value(9)			—	10.0%	—

(1)
New investment commitments include new agreements to fund revolving loans or delayed draw loans. See "Off Balance Sheet Arrangements" as well as Note 7 to our consolidated financial statements for the three months ended March 31, 2019 and the year ended December 31, 2018, for more information on our commitments to fund revolving loans or delayed draw loans.

(2)
Includes both funded and unfunded commitments. Of these new investment commitments, we funded $1.7 billion and $1.5 billion for the three months ended March 31, 2019 and 2018, respectively, and $6.6 billion, $5.1 billion and $3.3 billion for the years ended December 31, 2018, 2017 and 2016, respectively.

(3)
Includes both funded and unfunded commitments. For the three months ended March 31, 2019 and 2018, investment commitments exited included exits of unfunded commitments of $133 million and $31 million, respectively. For the years ended December 31, 2018, 2017 and 2016, investment commitments exited included exits of unfunded commitments of $385 million, $301 million and $341 million, respectively.

(4)
See "Senior Direct Lending Program" below and Note 4 to our consolidated financial statements for the three months ended March 31, 2019 and the year ended December 31, 2018 for more information on the SDLP (as defined below).

(5)
In July 2017, in connection with the effective termination of Senior Secured Loan Fund LLC (d/b/a the "Senior Secured Loan Program" or the "SSLP"), we purchased $1.6 billion in aggregate principal amount of first lien senior secured loans outstanding at par plus accrued and unpaid interest and fees from the SSLP (the "SSLP Loan Sale") and assumed the SSLP's remaining unfunded loan commitments totaling $50 million. The loans purchased from the SSLP included loans to 10 different borrowers with a weighted average yield at amortized cost and fair value of 7.1% and 7.1%, respectively. Upon completion of the SSLP Loan Sale, the SSLP made a liquidation distribution to the holders of the subordinated certificates of the SSLP (the "SSLP Certificates"), of which Ares Capital received $1.5 billion. The impact of these transactions is excluded from the information presented in the table. See "Senior Secured Loan Program" below and Note 4 to our consolidated financial statements for the year ended December 31, 2018 for more information on the SSLP.

(6)
For the years ended December 31, 2018 and 2017, the principal amount of investments sold or repaid included $0.9 billion and $1.1 billion, respectively, of investments acquired as part of the American Capital Acquisition.

(7)
Number of new investment commitments represents each commitment to a particular portfolio company or a commitment to multiple companies as part of an individual transaction (e.g., the purchase of a portfolio of investments).

(8)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value, as applicable.

(9)
Represents fair value for investments in the portfolio as of the most recent prior quarter end, if applicable.

(10)
Excludes investments acquired as part of the American Capital Acquisition on January 3, 2017. See Note 16 to our consolidated financial statements for the year ended December 31, 2018 for additional information regarding the American Capital Acquisition.

              As of March 31, 2019 and December 31, 2018, our investments consisted of the following:

	As of
	March 31, 2019		December 31, 2018
(in millions)	Amortized Cost	Fair Value	Amortized Cost	Fair Value
First lien senior secured loans	$5,953	$5,785	$5,976	$5,836
Second lien senior secured loans	4,220	3,976	3,878	3,657
Subordinated certificates of the SDLP(1)	792	792	652	652
Senior subordinated loans	726	742	717	727
Collateralized loan obligations	43	43	44	45
Preferred equity securities	734	601	576	444
Other equity securities	972	1,125	911	1,056

Total	$13,440	$13,064	$12,754	$12,417

(1)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans to 22 and 21 different borrowers as of March 31, 2019 and December 31, 2018, respectively.

              The weighted average yields at amortized cost and fair value of the following portions of our portfolio as of March 31, 2019 and December 31, 2018 were as follows:

	As of
	March 31, 2019		December 31, 2018
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Debt and other income producing securities(1)	10.4%	10.5%	10.2%	10.3%
Total portfolio(2)	9.3%	9.5%	9.0%	9.3%
First lien senior secured loans(2)	8.6%	8.9%	8.4%	8.7%
Second lien senior secured loans(2)	10.5%	11.2%	10.4%	11.1%
Subordinated certificates of the SDLP(2)(3)	14.8%	14.8%	15.0%	15.0%
Senior subordinated loans(2)	13.1%	12.8%	12.7%	12.5%
Collateralized loan obligations	22.7%	22.9%	22.7%	22.2%
Income producing equity securities(2)	13.1%	12.7%	13.5%	13.4%

(1)
"Weighted average yield of debt and other income producing securities" is computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on accruing debt and other income producing securities, divided by (b) the total accruing debt and other income producing securities at amortized cost or at fair value as applicable.

(2)
"Weighted average yields" are computed as (a) the annual stated interest rate or yield earned plus the net annual amortization of original issue discount and market discount or premium earned on the relevant accruing debt and other income producing securities, divided by (b) the total relevant investments at amortized cost or at fair value as applicable.

(3)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans.

              Ares Capital Management, our investment adviser, employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              Set forth below is the grade distribution of our portfolio companies as of March 31, 2019 and December 31, 2018:

	As of
	March 31, 2019				December 31, 2018
(dollar amounts in millions)	Fair Value	%	Number of Companies	%	Fair Value	%	Number of Companies	%
Grade 1	$103	0.8%	21	6.1%	$107	0.9%	18	5.2%
Grade 2	536	4.1%	12	3.5%	455	3.7%	12	3.5%
Grade 3	10,999	84.2%	297	86.1%	10,680	85.9%	300	87.2%
Grade 4	1,426	10.9%	15	4.3%	1,175	9.5%	14	4.1%

Total	$13,064	100.0%	345	100.0%	$12,417	100.0%	344	100.0%

              As of March 31, 2019 and December 31, 2018, the weighted average grade of the investments in our portfolio at fair value was 3.1 and 3.0, respectively.

              As of March 31, 2019, investments on non-accrual status represented 2.3% and 0.4% of the total investments at amortized cost and at fair value, respectively. As of December 31, 2018, investments on non-accrual status represented 2.5% and 0.6% of the total investments at amortized cost and at fair value, respectively.

Co-Investment Program

    Senior Direct Lending Program

              We have established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. and other partners. The joint venture is called the SDLP. In July 2016, we and Varagon and its clients completed the initial funding of the SDLP. The SDLP may generally commit and hold individual loans of up to $300 million. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and the SDLP Certificates. As of March 31, 2019, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

              As of March 31, 2019 and December 31, 2018, we and Varagon and its clients had agreed to make capital available to the SDLP of $6.2 billion and $6.4 billion, respectively, in the aggregate, of which $1,444 million and $1,444 million, respectively, is to be made available from us. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

	As of
(in millions)	March 31, 2019	December 31, 2018
Total capital funded to the SDLP(1)	$3,331	$3,104
Total capital funded to the SDLP by the Company(1)	$792	$652
Total unfunded capital commitments to the SDLP(2)	$243	$187
Total unfunded capital commitments to the SDLP by the Company(2)	$58	$39

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

              The SDLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              The amortized cost and fair value of the SDLP Certificates held by us were $792 million and $792 million, respectively, as of March 31, 2019 and $652 million and $652 million, respectively, as of December 31, 2018. Our yield on our investment in the SDLP at amortized cost and fair value was 14.8% and 14.8%, respectively, as of March 31, 2019 and 15.0% and 15.0%, respectively, as of December 31, 2018. For the three months ended March 31, 2019 and 2018, we earned interest income of $27 million and $18 million, respectively, from our investment in the SDLP Certificates. We are also entitled to certain fees in connection with the SDLP. For the three months ended March 31, 2019 and 2018, in connection with the SDLP, we earned capital structuring service and other fees totaling $4 million and $2 million, respectively.

              As of March 31, 2019 and December 31, 2018, the portfolio was comprised of all first lien senior secured loans primarily to U.S. middle-market companies and were in industries similar to the companies in our portfolio. As of March 31, 2019 and December 31, 2018, none of the loans were on non-accrual status. Below is a summary of the SDLP's portfolio as of March 31, 2019 and December 31, 2018:

	As of
(dollar amounts in millions)	March 31, 2019	December 31, 2018
Total first lien senior secured loans(1)	$3,322	$3,086
Weighted average yield on first lien senior secured loans(2)	8.4%	8.4%
Largest loan to a single borrower(1)	$249	$249
Total of five largest loans to borrowers(1)	$1,178	$1,132
Number of borrowers in the SDLP	22	21
Commitments to fund delayed draw loans(3)	$243	$187

(1)
At principal amount.

(2)
Computed as (a) the annual stated interest rate on accruing first lien senior secured loans, divided by (b) total first lien senior secured loans at principal amount.

(3)
As discussed above, these commitments have been approved by the investment committee of the SDLP.

              Selected financial information for the SDLP as of March 31, 2019 and December 31, 2018 and for the three months ended March 31, 2019 and 2018, was as follows:

	As of
(in millions)	March 31, 2019	December 31, 2018
Selected Balance Sheet Information:
Investments at fair value (amortized cost of $3,322 and $3,086)	$3,271	$3,043
Other assets	87	92

Total assets	$3,358	$3,135

Senior notes	$2,349	$2,189
Intermediate funding notes	77	171
Other liabilities	57	54

Total liabilities	2,483	2,414
Subordinated certificates and members' capital	875	721

Total liabilities and members' capital	$3,358	$3,135

	For the Three Months Ended March 31,
(in millions)	2019	2018
Selected Statement of Operations Information:
Total interest and other income	$67	$50
Interest expense	33	25
Other expenses	6	2

Total expenses	39	27

Net investment income	28	23

Net realized and unrealized losses on investments	(8)	—

Net increase in members' capital resulting from operations	$20	$23

SDLP Loan Portfolio as of March 31, 2019

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
42 North Dental, LLC(3)	Dental services provider	5/2022	8.5%	$132.5	$132.5
ADCS Clinics Intermediate Holdings, LLC(3)	Dermatology practice	5/2022	8.2%	78.4	76.9
AEP Holdings, Inc.(3)(4)	Distributor of non-discretionary, mission-critical aftermarket replacement parts	8/2021	8.7%	159.5	151.6
BakeMark Holdings, Inc.	Manufacturer and distributor of specialty bakery ingredients	8/2023	7.7%	247.1	247.1
Center for Autism and Related Disorders, LLC(3)	Autism treatment and services provider specializing in applied behavior analysis therapy	11/2024	6.5%	118.7	117.5

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
Chariot Acquisition, LLC(3)	Aftermarket golf cart parts and accessories	9/2021	9.1%	102.2	101.2
Chesapeake Research Review, LLC(3)	Provider of central institutional review boards over clinical trials	11/2023	8.4%	249.5	249.5
D4C Dental Brands, Inc.(3)(4)	Dental services provider	12/2022	8.9%	165.6	165.6
Emergency Communications Network, LLC(3)	Provider of mission critical emergency mass notification solutions	6/2023	8.8%	220.9	212.0
EN Engineering, L.L.C.(3)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	6/2021	7.0%	86.1	86.1
Excelligence Learning Corporation(3)	Developer, manufacturer and retailer of educational products	4/2023	8.5%	147.5	123.9
FS Squared Holding Corp.(3)(4)	Provider of on-site vending and micro-market solutions to employers	3/2025	7.8%	183.0	181.2
Infogix, Inc.(3)(4)	Enterprise data analytics and integrity software solutions provider	4/2024	8.6%	126.5	126.5
ISS Compressors Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	6/2020	9.8%	76.2	76.2
KeyImpact Holdings, Inc.(4)	Foodservice sales and marketing agency	11/2021	8.6%	74.6	74.6
Nordco Inc.(3)	Railroad maintenance-of-way machinery	8/2020	9.3%	110.1	105.7
Pegasus Intermediate Holdings, LLC(3)	Provider of plant maintenance and scheduling software	11/2022	8.5%	175.7	175.7
Penn Detroit Diesel Allison, LLC	Distributor of aftermarket parts to the heavy-duty truck industry	12/2021	8.7%	78.2	78.2
SM Wellness Holdings, Inc.(3)(4)	Breast cancer screening provider	8/2024	8.0%	212.4	212.4
TDG Group Holding Company(3)(4)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	5/2024	8.1%	248.2	248.2
Towne Holdings, Inc.	Parking management and hospitality services provider	5/2022	8.0%	131.0	131.0
Woodstream Group, Inc.(3)	Pet products manufacturer	5/2022	9.0%	197.6	197.6

				$3,321.5	$3,271.2

(1)
Represents the weighted average annual stated interest rate as of March 31, 2019. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with Accounting Standards Codification 820-10, Fair Value Measurements and Disclosures ("ASC 820"). The determination of such fair value is not included in our board of directors valuation process described elsewhere herein.

(3)
We also hold a portion of this company's first lien senior secured loan.

(4)
We hold an equity investment in this company.

SDLP Loan Portfolio as of December 31, 2018

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
42 North Dental, LLC (fka Gentle Communications, LLC)(3)	Dental services provider	5/2022	8.4%	126.8	$126.8
ADCS Billings Intermediate Holdings, LLC(3)	Dermatology practice	5/2022	8.3%	78.6	76.3
AEP Holdings, Inc.(3)(4)	Distributor of non-discretionary, mission-critical aftermarket replacement parts	8/2021	8.5%	160.0	156.8

(dollar amounts in millions) Portfolio Company	Business Description	Maturity Date	Stated Interest Rate(1)	Principal Amount	Fair Value(2)
BakeMark Holdings, Inc.(3)	Manufacturer and distributor of specialty bakery ingredients	8/2023	7.8%	247.8	247.7
Center for Autism and Related Disorders, LLC(3)	Autism treatment and services provider specializing in applied behavior analysis therapy	12/2022	6.5%	119.0	117.8
Chariot Acquisition, LLC(3)	Aftermarket golf cart parts and accessories	9/2021	9.3%	102.5	101.5
Chesapeake Research Review, LLC(3)	Provider of central institutional review boards over clinical trials	11/2023	8.6%	198.4	198.4
D4C Dental Brands, Inc.(3)	Dental services provider	12/2022	9.0%	161.1	161.1
Emergency Communications Network, LLC(3)	Provider of mission critical emergency mass notification solutions	6/2023	8.8%	221.2	214.7
EN Engineering, LLC(3)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	6/2021	7.0%	86.4	86.4
Excelligence Holdings Corporation(3)	Developer, manufacturer and retailer of educational products	4/2023	8.5%	147.6	127.2
Infogix, Inc.(3)(4)	Enterprise data analytics and integrity software solutions provider	4/2024	8.8%	126.8	126.8
ISS Compressors Industries, Inc.	Provider of repairs, refurbishments and services to the broader industrial end user markets	6/2020	9.4%	76.4	76.4
KeyImpact Holdings, Inc.(4)	Foodservice sales and marketing agency	11/2021	8.7%	74.8	74.8
Nordco Inc.(3)	Railroad maintenance-of-way machinery	8/2020	8.9%	110.1	105.7
Pegasus Intermediate Holdings, LLC(3)	Provider of plant maintenance and scheduling software	11/2022	8.5%	176.2	176.2
Penn Detroit Diesel Allison LLC	Distributor of aftermarket parts to the heavy-duty truck industry	12/2021	8.8%	78.4	78.4
SM Wellness Holdings, Inc. and SM Holdco, Inc.(3)(4)	Breast cancer screening provider	8/2024	8.0%	213.0	211.9
TDG Group Holding Company(3)(4)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	5/2024	8.3%	248.8	246.3
Towne Holdings, Inc.	Parking management and hospitality services provider	5/2022	7.8%	131.3	131.3
Woodstream Corporation(3)	Pet products manufacturer	5/2022	8.9%	201.0	200.9

				$3,086.2	$3,043.4

(1)
Represents the weighted average annual stated interest rate as of December 31, 2018. All interest rates are payable in cash.

(2)
Represents the fair value in accordance with ASC 820-10. The determination of such fair value is not included in our board of directors valuation process described elsewhere herein.

(3)
We also hold a portion of this company's first lien senior secured loan.

(4)
We hold an equity investment in this company.

RESULTS OF OPERATIONS

For the three months ended March 31, 2019 and 2018

              Operating results for the three months ended March 31, 2019 and 2018 were as follows:

	For the Three Months Ended March 31,
(in millions)	2019	2018
Total investment income	$373	$317
Total expenses, net of waiver of income based fees	168	168

Net investment income before income taxes	205	149
Income tax expense, including excise tax	4	5

Net investment income	201	144
Net realized gains (losses) on investments and foreign currency transactions	56	(12)
Net unrealized gains (losses) on investments, foreign currency and other transactions	(43)	110

Net increase in stockholders' equity resulting from operations	$214	$242

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Three Months Ended March 31,
(in millions)	2019	2018
Interest income from investments	$289	$254
Capital structuring service fees	45	29
Dividend income	31	22
Other income	8	12

Total investment income	$373	$317

              The increase in interest income from investments for the three months ended March 31, 2019 from the comparable period in 2018 was primarily due to an increase in the average size of our portfolio and an increase in the weighted average yield of our portfolio. The size of our portfolio increased from an average of $12.0 billion at amortized cost for the three months ended March 31, 2018 to an average of $13.1 billion at amortized cost for the comparable period in 2019. The weighted average yield at amortized cost of our portfolio increased from 8.8% for the three months ended March 31, 2018 to 9.4% for the comparable period in 2019. The increase in the weighted average yield at amortized cost was primarily due to an increase in LIBOR during the period. The increase in capital structuring service fees for the three months ended March 31, 2019 from the comparable period in 2018 was primarily due to the increase in the weighted average capital structuring service fees received on new investment commitments, which increased from 1.6% for the three months ended March 31, 2018 to 2.3% for the comparable period in 2019, as well as the increase in new investment commitments, which increased from $1.8 billion for the three months ended March 31, 2018 to $2.0 billion for the comparable period in 2019. Dividend income for the three months ended March 31,

2019 and 2018 included dividends received from IHAM totaling $15 million and $13 million, respectively. Dividend income for the three months ended March 31, 2019 included other recurring dividends of $15 million compared to $6 million for the comparable period in 2018. The decrease in other income for the three months ended March 31, 2019 from the comparable period in 2018 was primarily attributable to lower amendment fees, partially offset by higher administrative agent fees and unfunded commitment fees for the three months ended March 31, 2019 from the comparable period in 2018.

Operating Expenses

	For the Three Months Ended March 31,
(in millions)	2019	2018
Interest and credit facility fees	$67	$60
Base management fees	49	46
Income based fees	48	38
Capital gains incentive fees	2	20
Administrative fees	4	3
Other general and administrative	8	11

Total operating expenses	178	178
Waiver of income based fees	(10)	(10)

Total expenses, net of waiver of income based fees	$168	$168

              Interest and credit facility fees for the three months ended March 31, 2019 and 2018, were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2019	2018
Stated interest expense	$60	$50
Facility fees	1	5
Amortization of debt issuance costs	4	4
Net accretion of discount on notes payable	2	1

Total interest and credit facility fees	$67	$60

              Stated interest expense for the three months ended March 31, 2019 increased from the comparable period in 2018 primarily due to the increase in the average principal amount of debt outstanding. For the three months ended March 31, 2019, our average principal debt outstanding increased to $5.8 billion as compared to $4.9 billion for the comparable period in 2018. The weighted average stated interest rate on our outstanding debt was 4.1% for the three months ended March 31, 2019 as compared to 4.1% for the comparable period in 2018. Facility fees for the three months ended March 31, 2019 decreased from the comparable period in 2018 primarily due to the higher utilization of our revolving facilities resulting in lower unused commitment fees.

              The increase in base management fees for the three months ended March 31, 2019 from the comparable period in 2018 was primarily due to the increase in the average size of our portfolio for the three months ended March 31, 2019 compared to the comparable period in 2018. The increase in income based fees for the three months ended March 31, 2019 from the comparable periods in 2018 was primarily due to the pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the three months ended March 31, 2019 being higher than in the comparable period in 2018. The results for the three months ended March 31, 2019 and 2018 both reflect the Fee Waiver of $10 million.

              For the three months ended March 31, 2019 and 2018, the capital gains incentive fee calculated in accordance with GAAP was $2 million and $20 million, respectively. The capital gains incentive fee expense accrual for the three months ended March 31, 2019 changed from the comparable period in 2018 primarily due to the decrease in net gains on investments, foreign currency and other transactions for the three months ended March 31, 2019 to $13 million for the three months ended March 31, 2019 compared to $98 million for the three months ended March 31, 2018. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of March 31, 2019, the total capital gains incentive fee accrual calculated in accordance with GAAP was $64 million. As of March 31, 2019, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. See Note 3 to our consolidated financial statements for the three months ended March 31, 2019 for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our executive officers and their respective staffs.

              Other general and administrative expenses includes, among other costs, professional fees, insurance, fees and expenses related to evaluating and making investments in portfolio companies and independent directors' fees.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and operate in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, we must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. We have made and intend to continue to make the requisite distributions to our stockholders, which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that we determine that our estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, we accrue excise tax, if any, on estimated excess taxable income as such taxable income is earned. For the three months ended March 31, 2019 and 2018, we recorded a net expense of $4 million and $4 million, respectively, for U.S. federal excise tax.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the three months ended March 31, 2019 and 2018, we recorded a net tax expense of approximately $0 million and $1 million for these subsidiaries, respectively. The income tax expense for our taxable consolidated subsidiaries will vary depending on the level of realized gains from the exits of investments held by such taxable subsidiaries during the respective periods.

Net Realized Gains/Losses

              The net realized gains from the sales, repayments or exits of investments during the three months ended March 31, 2019 and 2018 were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2019	2018
Sales, repayments or exits of investments(1)	$1,286	$1,368
Net realized gains on investments:
Gross realized gains	10	11
Gross realized losses	(3)	(11)

Total net realized gains on investments	$7	$—

(1)
Includes $287 million of investments sold to IHAM and certain vehicles managed by IHAM during the three months ended March 31, 2019. A net realized loss of $1 million was recorded on these transactions with IHAM during the three months ended March 31, 2019. See Note 4 to our consolidated financial statements for the three months ended March 31, 2019 for more detail on IHAM and its managed vehicles.

              The net realized gains (losses) on investments during the three months ended March 31, 2019 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
PDI TA Holdings, Inc.	$4
Other, net	3

Total	$7

              During the three months ended March 31, 2019, we recognized net realized gains on foreign currency transactions of $3 million. We also recognized a net realized gain of $46 million in connection with the receipt of a litigation judgment payment related to a former portfolio company of American Capital. See Note 14 to our consolidated financial statements for the three months ended March 31, 2019 for more information on the judgment.

              The net realized gains (losses) on investments during the three months ended March 31, 2018 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
EcoMotors, Inc.	$(9)
Other, net	9

Total	$—

              During the three months ended March 31, 2018, we recognized net realized losses on foreign currency transactions of $12 million.

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses on investments for the three months ended March 31, 2019 and 2018 were comprised of the following:

	For the Three Months Ended March 31,
(in millions)	2019	2018
Unrealized appreciation	$73	$181
Unrealized depreciation	(114)	(97)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	2	12

Total net unrealized gains (losses)	$(39)	$96

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation on investments during the three months ended March 31, 2019 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Ivy Hill Asset Management, L.P.	$16
American Academy Holdings, LLC	8
Soil Safe, Inc.	5
athenahealth, Inc.	(5)
New Trident Holdcorp, Inc.	(5)
Teasdale Foods, Inc.	(5)
Rug Doctor, LLC	(7)
Absolute Dental Management LLC	(8)
Alcami Corporation	(8)
Singer Sewing Company	(8)
Other, net	(24)

Total	$(41)

              During the three months ended March 31, 2019, we also recognized net unrealized losses on foreign currency and other transactions of $4 million.

              The changes in net unrealized appreciation and depreciation on investments during the three months ended March 31, 2018 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Alcami Holdings, LLC	$87
CCS Intermediate Holdings, LLC	13
Ivy Hill Asset Management, L.P.	12
Intermedix Corporation	9
Columbo MidCo Limited	(4)
Singer Sewing Company	(8)
Eckler Industries, Inc.	(8)
NECCO Holdings, Inc.	(9)
Instituto de Banca y Comercio, Inc.	(9)
Indra Holdings Corp.	(9)
Other, net	10

Total	$84

              During the three months ended March 31, 2018, we also recognized net unrealized gains on foreign currency and other transactions of $14 million.

For the years ended December 31, 2018, 2017 and 2016

              Operating results for the years ended December 31, 2018, 2017 and 2016 were as follows:

	For the Years Ended December 31,
(in millions)	2018	2017	2016
Total investment income	$1,337	$1,160	$1,012
Total expenses, net of waiver of income based fees	624	630	497

Net investment income before income taxes	713	530	515
Income tax expense, including excise tax	19	19	21

Net investment income	694	511	494
Net realized gains on investments and foreign currency transactions	419	24	110
Net unrealized gains (losses) on investments, foreign currency and other transactions	(255)	136	(130)
Realized losses on extinguishment of debt	—	(4)	—

Net increase in stockholders' equity resulting from operations	$858	$667	$474

              Net income can vary substantially from period to period due to various factors, including acquisitions, the level of new investment commitments, the recognition of realized gains and losses and unrealized appreciation and depreciation. As a result, comparisons of net increase in stockholders' equity resulting from operations may not be meaningful.

Investment Income

	For the Years Ended December 31,
(in millions)	2018	2017	2016
Interest income from investments	$1,041	$951	$806
Capital structuring service fees	143	105	99
Dividend income	97	76	75
Other income	56	28	32

Total investment income	$1,337	$1,160	$1,012

              The increase in interest income from investments for the year ended December 31, 2018 from the comparable period in 2017 was primarily due to an increase in the average size of our portfolio and an increase in the weighted average yield of our portfolio. The size of our portfolio increased from an average of $11.4 billion at amortized cost for the year ended December 31, 2017 to an average of $11.9 billion at amortized cost for the comparable period in 2018. The weighted average yield of our total portfolio increased from 8.5% for the year ended December 31, 2017 to 9.0% for the comparable period in 2018 primarily due to an increase in LIBOR during the period. The increase in capital structuring service fees for the year ended December 31, 2018 from the comparable period in 2017 was primarily due to the increase in new investment commitments (excluding investments acquired in the American Capital Acquisition and investments acquired in the SSLP Loan Sale in 2017), which increased from $5.9 billion for year ended December 31, 2017 to $8.0 billion for the comparable period in 2018. The weighted average capital structuring fees received on new investment commitments remained steady at 1.8% for the year ended December 31, 2018 from the comparable period in 2017. Dividend income for the years ended December 31, 2018 and 2017 included dividends received from IHAM, a wholly owned portfolio company, totaling $58 million and $40 million, respectively. Also during the year ended December 31, 2018, we received $12 million in other non-recurring dividends from non-income producing equity securities compared to $19 million for the comparable period in 2017. The increase in other income for the year ended December 31, 2018 from the comparable period in 2017 was primarily due to higher amendment fees and administrative agent fees.

              The increase in interest income from investments for the year ended December 31, 2017 from the comparable period in 2016 was primarily due to an increase in the average size of our portfolio, partially offset by a decrease in the weighted average yield of our portfolio. The size of our portfolio increased from an average of $9.0 billion at amortized cost for the year ended December 31, 2016 to an average of $11.4 billion at amortized cost for the comparable period in 2017, which was largely due to the investments acquired as part of the American Capital Acquisition. The weighted average yield of our total portfolio decreased from 9.0% for the year ended December 31, 2016 to 8.5% for the comparable period in 2017. The decline in the weighted average yield was primarily due to the declining yield of the SSLP Certificates up until the SSLP made a liquidation distribution to the holders of the SSLP Certificates (the "SSLP Liquidation Distribution") and the effective termination of the SSLP, during the year ended December 31, 2017. The increase in capital structuring service fees for the year ended December 31, 2017 from the comparable period in 2016 was due to the increase in new investment commitments (excluding investments acquired from the American Capital Acquisition and investments acquired from the SSLP Loan Sale in 2017), which increased from $3.7 billion for year ended December 31, 2016 to $5.9 billion for the comparable period in 2017. This increase was partially offset by a decrease in weighted average capital structuring fees received on new investment commitments, which decreased from 2.7% for the year ended December 31, 2016 to 1.8% for the comparable period in 2017. This decline was primarily due to having a higher percentage of new investment commitments made to existing portfolio companies during the year ended December 31, 2017 as compared to the comparable period in 2016. Dividend income for the years ended

December 31, 2017 and 2016 included dividends received from IHAM, a wholly owned portfolio company, totaling $40 million and $40 million, respectively. Also during the year ended December 31, 2017, we received $19 million in other non-recurring dividends from non-income producing equity securities compared to $20 million for the comparable period in 2016. The decrease in other income for the year ended December 31, 2017 from the comparable period in 2016 was primarily attributable to the decrease in sourcing fees from the SSLP for the year ended December 31, 2017 from the comparable period in 2016 resulting from the continued decrease in the size of the SSLP portfolio and eventually the effective termination of the SSLP in July 2017. This decrease was partially offset by higher amendment fees and administrative agent fees for the year ended December 31, 2017 from the comparable period in 2016.

Operating Expenses

	For the Years Ended December 31,
(in millions)	2018	2017	2016
Interest and credit facility fees	$240	$225	$186
Base management fees	180	171	137
Income based fees	169	134	123
Capital gains incentive fees	33	41	(5)
Administrative fees	13	12	14
Professional fees and other costs related to the American Capital Acquisition	3	45	15
Other general and administrative	26	32	27

Total operating expenses	$664	$660	$497
Waiver of income based fees	(40)	(30)	—

Total expenses, net of waiver of income based fees	$624	$630	$497

              Interest and credit facility fees for the years ended December 31, 2018, 2017 and 2016, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2018	2017	2016
Stated interest expense	$200	$189	$161
Facility fees	17	12	5
Amortization of debt issuance costs	18	18	14
Net accretion of discount on notes payable	5	6	6

Total interest and credit facility fees	$240	$225	$186

              Stated interest expense for the year ended December 31, 2018 increased from the comparable period in 2017 primarily due to the increase in our average principal amount of debt outstanding. For the year ended December 31, 2018, our average debt outstanding increased to $4.8 billion as compared to $4.6 billion for the comparable period in 2017. The weighted average stated interest rate on our outstanding debt was 4.1% for both the year ended December 31, 2018 and for the comparable period in 2017. Facility fees for the year ended December 31, 2018 increased from the comparable period in 2017 primarily due to lower utilization of our revolving facilities resulting in higher unused commitment fees.

              Stated interest expense for the year ended December 31, 2017 increased from the comparable period in 2016 primarily due to the increase in our average principal amount of debt outstanding. For the year ended December 31, 2017, our average debt outstanding increased to $4.6 billion as compared to $3.9 billion for the comparable period in 2016, which was largely a result of the American Capital Acquisition. The weighted average stated interest rate on our outstanding debt was 4.1% for both the year ended December 31, 2017 and for the comparable period in 2016. Facility fees for the year ended December 31, 2017 increased from the comparable period in 2016 primarily due to the increased commitments under our revolving facilities resulting in higher unused commitment fees. Amortization of debt issuance costs for the year ended December 31, 2017 increased from the comparable period in 2016 primarily due to the increase in debt issuance costs in connection with the amendments to the Revolving Credit Facility and Revolving Funding Facility.

              The increase in base management fees for the year ended December 31, 2018 from the comparable period in 2017 was primarily due to the increase in the average size of the portfolio for the year ended December 31, 2018 as compared to the year ended December 31, 2017. The increase in base management fees for the year ended December 31, 2017 from the comparable period in 2016 was primarily due to the increase in the average size of the portfolio for the year ended December 31, 2017 (including the approximately $2.5 billion in investments acquired in the American Capital Acquisition) as compared to the year ended December 31, 2016. The increase in income based fees for the year ended December 31, 2018 from the comparable period in 2017 was primarily due to the pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the year ended December 31, 2018 being higher than in the comparable period in 2017. The increase in income based fees for the year ended December 31, 2017 from the comparable period in 2016 was primarily due to the pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the year ended December 31, 2017 being higher than in the comparable period in 2016. As discussed earlier, the years ended December 31, 2018 and 2017 also reflect the Fee Waiver of $40 million and $30 million, respectively.

              For the years ended December 31, 2018 and 2017, the capital gains incentive fee expense calculated in accordance with GAAP was $33 million and $41 million, respectively. The capital gains incentive fee expense accrual for the year ended December 31, 2017 included an $11 million accrual related to the American Capital Acquisition as a result of the fair value of the net assets acquired exceeding the fair value of the merger consideration paid by us. For the year ended December 31, 2016, the reduction in capital gains incentive fees calculated in accordance with GAAP was $5 million. The capital gains incentive fee expense accrual for the year ended December 31, 2018 changed from the comparable period in 2017 primarily due to the $11 million accrual related to the American Capital Acquisition during the year ended December 31, 2017 as discussed above, partially offset by higher net gains on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31, 2018 of $164 million compared to net gains of $156 million during the year ended December 31, 2017. The capital gains incentive fee expense accrual for the year ended December 31, 2017 changed from the comparable period in 2016 primarily due to net gains on investments, foreign currency and other transactions and the extinguishment of debt during the year ended December 31, 2017 of $156 million compared to net losses of $20 million during the year ended December 31, 2016. The capital gains incentive fee accrued under GAAP includes an accrual related to unrealized capital appreciation, whereas the capital gains incentive fee actually payable under our investment advisory and management agreement does not. There can be no assurance that such unrealized capital appreciation will be realized in the future. The accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reduction of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. As of December 31, 2018, 2017 and 2016, the total capital gains incentive fee accrual calculated in accordance with GAAP was $112 million, $79 million and $38 million, respectively. As of December 31, 2018, the capital gains incentive fee actually payable under our investment advisory and management agreement was $50 million. As of December 31, 2017, there was no capital gains incentive fee actually payable under our investment advisory and management agreement. See Note 3 to our consolidated financial statements for the year ended December 31, 2018, for more information on the base management fees, income based fees and capital gains incentive fees.

              Administrative fees represent fees paid to Ares Operations for our allocable portion of overhead and other expenses incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our executive officers and their respective staffs. Administrative fees incurred related specifically to the American Capital Acquisition are included in professional fees and other costs related to the American Capital Acquisition as discussed below.

              For the years ended December 31, 2018, 2017 and 2016, the Company incurred $3 million, $45 million and $15 million, respectively, in professional fees and other costs related to the American Capital Acquisition. For the year ended December 31, 2017, these costs also included $18 million in one-time investment banking fees incurred in January 2017 upon the closing of the American Capital Acquisition.

              Other general and administrative expenses includes, among other costs, professional fees, insurance, fees and expenses related to evaluating and making investments in portfolio companies and independent directors' fees.

Income Tax Expense, Including Excise Tax

              We have elected to be treated as a RIC under the Code and intend to operate so as to qualify for RIC status. To qualify as a RIC, we must generally (among other requirements) timely distribute to our stockholders at least 90% of our investment company taxable income, as defined by the Code, for each year. To maintain our RIC status, we have made and intend to continue to make the requisite distributions to our stockholders which will generally relieve us from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will exceed our estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2018, 2017 and 2016, we recorded a net expense of $14 million, $12 million and $12 million, respectively, for U.S. federal excise tax. The net expense for the years ended December 31, 2017 and 2016 each included a reduction in expense related to the recording of a requested refund resulting from the overpayment of the prior year's excise tax of $1 million and $1 million, respectively.

              Certain of our consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2018, 2017 and 2016, we recorded a net tax expense of approximately $5 million, $7 million and $9 million, respectively, for these subsidiaries. The net income tax expense for our taxable consolidated subsidiaries will vary depending on the level of realized gains from the exits of investments held by such taxable subsidiaries during the respective periods.

Net Realized Gains/Losses

              The net realized gains from the sales, repayments or exits of investments during the years ended December 31, 2018, 2017 and 2016 were comprised of the following:

	For the Years Ended December 31,
(in millions)	2018		2017		2016
Sales, repayments or exits of investments(1)	$6,780		$7,037	(2)	$3,749	(3)
Net realized gains on investments:
Gross realized gains	$465		$281		$121
Gross realized losses	(59)		(237)		(11)

Total net realized gains on investments	$406	(4)	$44	(4)	$110

(1)
Includes $472 million, $134 million and $472 million of investments sold to IHAM and certain vehicles managed by IHAM during the years ended December 31, 2018, 2017 and 2016, respectively. A net realized loss of $0 million was recorded on these transactions with IHAM during the year ended December 31, 2018. A net realized loss of $0 million was recorded on these transactions with IHAM during the year ended December 31, 2017. A net realized gain of $1 million was recorded on these transactions with IHAM for the year ended December 31, 2016. See Note 4 to our consolidated financial statements for the year ended December 31, 2018 for more detail on IHAM and its managed vehicles.

(2)
Includes the $1.5 billion of proceeds from the SSLP Liquidation Distribution discussed above.

(3)
Includes $474 million of investments sold to the SDLP in conjunction with the initial funding of the SDLP. No realized gains or losses were recorded on these transactions with the SDLP.

(4)
Includes approximately $342 million and $85 million of net realized gains on investments acquired as part of the American Capital Acquisition during the years ended December 31, 2018 and 2017, respectively.

              The net realized gains on investments during the year ended December 31, 2018 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Alcami Holdings, LLC	$324
Accruent, LLC	27
Varsity Brands Holding Co., Inc.	14
Imperial Capital Private Opportunities, LP	12
Acrisure, LLC	8
EcoMotors, Inc.	(9)
Things Remembered, Inc.	(16)
Other, net	46

Total, net	$406

              During the year ended December 31, 2018, we also recognized net realized gains on foreign currency and other transactions of $13 million.

              The net realized gains on investments during the year ended December 31, 2017 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
Bellotto Holdings Limited	$58
10th Street, LLC	34
Community Education Centers, Inc.	24
Tectum Holdings, Inc.	17
American Broadband Holding Company	15
NECCO Realty Investments LLC	13
GHX Ultimate Parent Corporation	11
Wilcon Holdings LLC	10
La Paloma Generating Company, LLC	(9)
Pegasus Community Energy, LLC	(9)
The Greeley Company, Inc.	(12)
Senior Secured Loan Fund LLC	(18)
Competitor Group, Inc.	(21)
Infilaw Holding, LLC	(140)
Other, net	71

Total, net	$44

              During the year ended December 31, 2017, we also recognized net realized losses on foreign currency and other transactions of $20 million.

              During the year ended December 31, 2017, we redeemed the entire $183 million in aggregate principal amount outstanding of the unsecured notes that were scheduled to mature on October 1, 2022 (the "October 2022 Notes") in accordance with the terms of the indenture governing the October 2022 Notes. The October 2022 Notes bore interest at a rate of 5.875% per year, payable quarterly. The October 2022 Notes were redeemed at par plus accrued and unpaid interest for a total redemption price of approximately $185 million, which resulted in a realized loss on the extinguishment of debt of $4 million.

              The net realized gains on investments during the year ended December 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Realized Gains (Losses)
The Step2 Company, LLC	$18
Napa Management Services Corporation	16
UL Holding Co., LLC	13
Physiotherapy Associates Holdings, Inc.	8
Q9 Holdings Inc.	(9)
Other, net	64

Total, net	$110

Net Unrealized Gains/Losses

              We value our portfolio investments quarterly and the changes in value are recorded as unrealized gains or losses in our consolidated statement of operations. Net unrealized gains and losses on investments for the years ended December 31, 2018, 2017 and 2016, were comprised of the following:

	For the Years Ended December 31,
(in millions)	2018	2017	2016
Unrealized appreciation	$137	$331	$168
Unrealized depreciation	(275)	(301)	(306)
Net unrealized (appreciation) depreciation reversed related to net realized gains or losses(1)	(133)	113	13

Total net unrealized gains (losses)	$(271)	$143	$(125)

(1)
The net unrealized (appreciation) depreciation reversed related to net realized gains or losses represents the unrealized appreciation or depreciation recorded on the related asset at the end of the prior period.

              The changes in net unrealized appreciation and depreciation on investments during the year ended December 31, 2018 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
OTG Management, LLC	$25
PERC Holdings 1 LLC	11
Absolute Dental Management LLC	(9)
SCM Insurance Services Inc.	(10)
ADF Capital, Inc.	(11)
Teasdale Foods, Inc.	(11)
R3 Education Inc.	(12)
Eckler Industries, Inc.	(13)
Indra Holdings Corp.	(15)
Singer Sewing Company	(15)
New Trident Holdcorp, Inc.	(49)
Other, net	(29)

Total, net	$(138)

              During the year ended December 31, 2018, we also recognized net unrealized gains on foreign currency and other transactions of $16 million.

              The changes in net unrealized appreciation and depreciation on investments during the year ended December 31, 2017 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Alcami Holdings, LLC	$167
Ivy Hill Asset Management, L.P.	13
Columbo MidCo Limited	13
CCS Intermediate Holdings, LLC	12
Imperial Capital Private Opportunities, LP	11
Ciena Capital LLC	11
Singer Sewing Company	(9)
Shock Doctor, Inc.	(9)
Indra Holdings Corp.	(15)
ADF Capital, Inc.	(16)
Instituto de Banca y Comercio, Inc.	(23)
New Trident Holdcorp, Inc.	(45)
Other, net	(80)

Total, net	$30

              During the year ended December 31, 2017, we also recognized net unrealized losses on foreign currency and other transactions of $7 million.

              The changes in net unrealized appreciation and depreciation on investments during the year ended December 31, 2016 consisted of the following:

(in millions) Portfolio Company	Net Unrealized Appreciation (Depreciation)
Senior Secured Loan Fund LLC	$26
UL Holding Co., LLC	20
Community Education Centers, Inc.	19
ADF Capital, Inc.	(9)
10th Street, LLC	(9)
Indra Holdings Corp.	(11)
CCS Intermediate Holdings, LLC	(22)
Instituto de Banca y Comercio, Inc.	(52)
Infilaw Holdings, LLC	(127)
Other, net	27

Total, net	$(138)

              During the year ended December 31, 2016, we also recognized net unrealized losses on foreign currency transactions of $5 million.

FINANCIAL CONDITION, LIQUIDITY AND CAPITAL RESOURCES

              Our liquidity and capital resources are generated primarily from the net proceeds of public offerings of equity and debt securities, advances from the Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility (each as defined below, and together, the "Facilities"), net proceeds from the issuance of other securities, including unsecured notes, as well as cash flows from operations.

              As of March 31, 2019, we had $572 million in cash and cash equivalents and $6.3 billion in total aggregate principal amount of debt outstanding ($6.2 billion at carrying value). Subject to leverage, borrowing base and other restrictions, we had approximately $0.8 billion available for additional borrowings under the Facilities as of March 31, 2019.

              We may from time to time seek to retire or repurchase our common stock through cash purchases, as well as retire, cancel or purchase our outstanding debt through cash purchases and/or exchanges, in open market purchases, privately negotiated transactions or otherwise. Such purchases or exchanges, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. The amounts involved may be material. In addition, we may from time to time enter into additional debt facilities, increase the size of existing facilities or issue additional debt securities, including unsecured debt and/or debt securities convertible into common stock. Any such incurrence or issuance would be subject to prevailing market conditions, our liquidity requirements, contractual and regulatory restrictions and other factors. In accordance with the Investment Company Act, we are currently allowed to borrow amounts such that our asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowings. On June 21, 2018, our board of directors, including a "required majority" (as such term is defined in Section 57(o) of the Investment Company Act) of our board of directors, approved the application of the modified asset coverage requirement set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). As of March 31, 2019, the aggregate principal amount outstanding of the senior securities issued by us was $6.3 billion. As of March 31, 2019, our asset coverage was 215%.

Equity Capital Activities

              As of March 31, 2019 and December 31, 2018, our total equity market capitalization was $7.3 billion and $6.6 billion, respectively. There were no issuances of our equity securities during the three months ended March 31, 2019 and 2018.

              We are authorized under our stock repurchase program to purchase up to $500 million in the aggregate of our outstanding common stock in the open market at certain thresholds below our net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by us, in our discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program does not require us to repurchase any specific number of shares, and we cannot assure stockholders that any shares will be repurchased under the program. The expiration date of the stock repurchase program is February 15, 2020. The program may be suspended, extended, modified or discontinued at any time.

              As of March 31, 2019, we had repurchased a total of 0.5 million shares of our common stock in the open market under the stock repurchase program since its inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $493 million available for additional repurchases under the program. During the three months ended March 31, 2019, we did not repurchase any shares of our common stock under the stock repurchase program.

Debt Capital Activities

              Our debt obligations consisted of the following as of March 31, 2019 and December 31, 2018:

	As of
	March 31, 2019					December 31, 2018
(in millions)	Total Aggregate Principal Amount Available/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Available/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$2,133	(2)	$1,997	$1,997		$2,133	$1,064	$1,064
Revolving Funding Facility	1,000		620	620		1,000	520	520
SMBC Funding Facility	400		105	105		400	245	245
2019 Convertible Notes	—		—	—		300	300	300	(3)
2022 Convertible Notes	388		388	374	(3)	388	388	372	(3)
2024 Convertible Notes	403		403	386	(3)	—	—	—	(3)
2020 Notes	600		600	599	(4)	600	600	598	(4)
2022 Notes	600		600	595	(5)	600	600	595	(5)
2023 Notes	750		750	745	(6)	750	750	744	(6)
2025 Notes	600		600	593	(7)	600	600	593	(7)
2047 Notes	230		230	183	(8)	230	230	183	(8)

Total	$7,104		$6,293	$6,197		$7,001	$5,297	$5,214

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows us, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $3.1 billion.

(3)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes. As of March 31, 2019, the total unamortized debt issuance costs and the unaccreted discount for the 2022 Convertible Notes and the 2024 Convertible Notes were $14 million and $17 million, respectively. As of December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount for the 2019 Convertible Notes (as defined below) and the 2022 Convertible Notes were $0 million and $16 million, respectively.

(4)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the net unaccreted discount were $1 million and $2 million, respectively.

(5)
Represents the aggregate principal amount outstanding of the 2022 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2022 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the net unaccreted discount were $5 million and $5 million, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2023 Notes, less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2023 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount was $5 million and $6 million, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2025 Notes, less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2025 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount was $7 million and $7 million, respectively.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2047 Notes. As of March 31, 2019 and December 31, 2018, the total unaccreted purchased discount was $47 million and $47 million, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount outstanding, of all our debt outstanding as of March 31, 2019 were 4.1% and 4.7 years, respectively, and as of December 31, 2018 were 4.1% and 4.8 years, respectively.

The ratio of total principal amount of debt outstanding to stockholders' equity as of March 31, 2019 was 0.86:1.00 compared to 0.73:1.00 as of December 31, 2018.

Revolving Credit Facility

              We are party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), that as of March 31, 2019 allowed us to borrow up to $2.1 billion at any one time outstanding. As of March 31, 2019, the Revolving Credit Facility consisted of a $414 million term loan tranche with a stated maturity date of March 30, 2023 and a $1.7 billion revolving tranche. For $1.6 billion of the revolving tranche, the end of the revolving period and the stated maturity date was March 30, 2022 and March 30, 2023, respectively. For $50 million of the revolving tranche, the end of the revolving period and the stated maturity date was January 4, 2021 and January 4, 2022, respectively. For the remaining $45 million of the revolving tranche, the end of the revolving period and the stated maturity date was May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allows us, under certain circumstances, to increase the overall size of the Revolving Credit Facility to a maximum of $3.1 billion as of March 31, 2019. The interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 1.875% over LIBOR or 0.75% or 0.875% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2019, the interest rate in effect was LIBOR plus 1.75%. We are also required to pay a letter of credit fee of either 2.00% or 2.125% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Additionally, we are required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. As of March 31, 2019, there was $1,997 million outstanding under the Revolving Credit Facility and we were in compliance in all material respects with the terms of the Revolving Credit Facility. See "Recent Developments," as well as Note 15 to our consolidated financial statements for the three months ended March 31, 2019 for a subsequent event relating to the Revolving Credit Facility.

Revolving Funding Facility

              Our consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to the Revolving Funding Facility, which allows Ares Capital CP to borrow up to $1.0 billion at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are January 3, 2022 and January 3, 2024, respectively. The interest rate charged on the Revolving Funding Facility is based on LIBOR plus 2.00% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.00% per annum. Ares Capital CP is also required to pay a commitment fee of between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility. As of March 31, 2019,

there was $620 million outstanding under the Revolving Funding Facility and we and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

SMBC Funding Facility

              Our consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent and lender, that allows ACJB to borrow up to $400 million at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2019 and September 14, 2024, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2019, the interest rate in effect was LIBOR plus 1.75%. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility. As of March 31, 2019, there was $105 million outstanding under the SMBC Funding Facility and we and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

Convertible Unsecured Notes

              We have issued $388 million in aggregate principal amount of unsecured convertible notes that mature on February 1, 2022 (the "2022 Convertible Notes") and $403 million in aggregate amount of unsecured convertible notes that mature on March 1, 2024 (the "2024 Convertible Notes" and together with the 2022 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Unsecured Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. We do not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2022 Convertible Notes and the 2024 Convertible Notes bear interest at a rate of 3.75% and 4.625%, respectively, per year, payable semi-annually.

              In certain circumstances, assuming the respective conversion date below has not already passed, the Convertible Unsecured Notes will be convertible into cash, shares of our common stock or a combination of cash and shares of our common stock, at our election, at their respective conversion rates (listed below as of March 31, 2019) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding the maturity date for the 2022 Convertible Notes and the second scheduled trading day immediately preceding the maturity date for the 2024 Convertible Notes, holders may convert their Convertible Unsecured Notes at any time. In addition, if we engage in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require us to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2019 are listed below.

	2022 Convertible Notes	2024 Convertible Notes
Conversion premium	15.0%	15.0%
Closing stock price at issuance	$16.86	$17.29
Closing stock price date	January 23, 2017	March 5, 2019
Conversion price(1)	$19.32	$19.88
Conversion rate (shares per one thousand dollar principal amount)(1)	51.7581	50.2930
Conversion dates	August 1, 2021	December 1, 2023

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2019, taking into account any applicable de minimis adjustments that will be made on the conversion date.

              In January 2019, we repaid in full the $300 million in aggregate principal amount of unsecured convertible notes due in January 2019 (the "2019 Convertible Notes") upon their maturity. The 2019 Convertible Notes bore interest at a rate of 4.375% per year, payable semi-annually.

Unsecured Notes

2020 Notes

              We have issued $600 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.875% per year and mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest.

2022 Notes

              We have issued $600 million in aggregate principal amount of unsecured notes, which bear interest at a rate of 3.625% per year and mature on January 19, 2022 (the "2022 Notes"). The 2022 Notes require payment of interest semi-annually, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2022 Notes, and any accrued and unpaid interest.

2023 Notes

              We have issued $750 million in aggregate principal amount of unsecured notes, that mature on February 10, 2023 (the "2023 Notes"). The 2023 Notes bear interest at a rate of 3.500% per year, payable semi annually and all principal is due upon maturity. The 2023 Notes may be redeemed in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2023 Notes, and any accrued and unpaid interest.

2025 Notes

              We have issued $600 million in aggregate principal amount of unsecured notes that mature on March 1, 2025 (the "2025 Notes"). The 2025 Notes bear interest at a rate of 4.250% per year, payable semi-annually and all principal is due upon maturity. The 2025 Notes may be redeemed in whole or in part at any time at our option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2025 Notes, and any accrued and unpaid interest.

2047 Notes

              As part of the acquisition of Allied Capital Corporation (the "Allied Acquisition"), we assumed $230 million in aggregate principal amount of unsecured notes which bear interest at a rate of 6.875% and mature on April 15, 2047 (the "2047 Notes" and together with the 2020 Notes, the 2022 Notes, the 2023 Notes and the 2025 Notes, the "Unsecured Notes"). The 2047 Notes require payment of interest quarterly, and all principal is due upon maturity. These notes are redeemable in whole or in part at any time or from time to time at our option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

              As of March 31, 2019, we were in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures and the indentures governing the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are our senior unsecured obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to our existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

              See Note 5 to our consolidated financial statements for the three months ended March 31, 2019 for more information on our debt obligations.

CONTRACTUAL OBLIGATIONS

              A summary of the maturities of our principal amounts of debt and other contractual payment obligations as of December 31, 2018 are as follows:

	Payments Due by Period
(in millions)	Total	Less than 1 year	1-3 years	3-5 years		After 5 years
Revolving Credit Facility	$1,064	$—	$17	$1,047	(1)	$—
Revolving Funding Facility	520	—	—	— (2)		520
SMBC Funding Facility	245	—	—	—		245	(3)
2019 Convertible Notes	300	300	—	—		—
2022 Convertible Notes	388	—	—	388		—
2020 Notes	600	—	600	—		—
2022 Notes	600	—	—	600		—
2023 Notes	750	—	—	750		—
2025 Notes	600	—	—	—		600
2047 Notes	230	—	—	—		230
Operating lease obligations(4)	159	25	48	49		37

	$5,456	$325	$665	$2,834		$1,632

(1)
The Revolving Credit Facility consists of a $414 million term loan tranche with a stated maturity date of March 30, 2023 and a $1,719 million revolving tranche. For $1,624 million of the revolving tranche, the end of the revolving period and the stated maturity date are March 30, 2022 and

  March 30, 2023, respectively. For $50 million of the revolving tranche, the end of the revolving period and the stated maturity date are January 4, 2021 and January 4, 2022, respectively. For the remaining $45 million of the revolving tranche, the end of the revolving period and the stated maturity date are May 4, 2019 and May 4, 2020, respectively. We are required to repay any outstanding principal amounts under such revolving tranche on a monthly basis equal to 1/12th of the outstanding principal amount at the end of the revolving period.

(2)
As of December 31, 2018, the end of the reinvestment period for the Revolving Funding Facility was January 3, 2022. Subsequent to the end of this reinvestment period and prior to the stated maturity date of January 3, 2024, any principal proceeds from sales and repayments of loan assets held by Ares Capital CP will be used to repay the aggregate principal amount outstanding.

(3)
As of December 31, 2018, the end of the reinvestment period for the SMBC Funding Facility was September 14, 2019. Subsequent to the end of this reinvestment period and prior to the stated maturity date of September 14, 2024, any principal proceeds from sales and repayments of loan assets held by ACJB will be used to repay the aggregate principal amount outstanding.

(4)
We are obligated under a number of operating leases and subleases to pay for office spaces with terms ranging from less than one year to more than 5 years. See Note 7 to our consolidated financial statements for the year ended December 31, 2018 for more information on our lease obligations.

OFF BALANCE SHEET ARRANGEMENTS

              We have various commitments to fund investments in our portfolio, as described below.

              As of March 31, 2019 and December 31, 2018, we had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) our discretion:

	As of
(in millions)	March 31, 2019	December 31, 2018
Total revolving and delayed draw loan commitments	$1,872	$1,915
Less: drawn commitments	(405)	(377)

Total undrawn commitments	1,467	1,538
Less: commitments substantially at our discretion	(8)	(6)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$1,459	$1,532

              Included within the total revolving and delayed draw loan commitments as of March 31, 2019 and December 31, 2018 were delayed draw loan commitments totaling $520 million and $627 million, respectively. Our commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

              Also included within the total revolving and delayed draw loan commitments as of March 31, 2019 were commitments to issue up to $325 million in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2019, we had $39 million in letters of credit issued and outstanding under these commitments on behalf of the portfolio companies. For all these letters of credit issued and outstanding, we would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $27 million expire in 2019 and $12 million expire in 2020. As of March 31, 2019, we recorded a liability of $1 million for certain letters of credit issued and outstanding and none of the other letters of credit issued and outstanding were recorded as a liability on our balance sheet as such other letters of credit are considered in the valuation of the investments in the portfolio company.

              We also have commitments to co-invest in the SDLP for our portion of the SDLP's commitments to fund delayed draw loans to certain portfolio companies of the SDLP. See "Senior Direct Lending Program" above and Note 4 to our consolidated financial statements for the three months ended March 31, 2019 for more information.

              As of March 31, 2019 and December 31, 2018, we were party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
(in millions)	March 31, 2019	December 31, 2018
Total private equity commitments	$115	$114
Less: funded private equity commitments	(69)	(73)

Total unfunded private equity commitments	46	41
Less: private equity commitments substantially our discretion	(46)	(41)

Total net adjusted unfunded private equity commitments	$—	$—

              In the ordinary course of business, we may sell certain of our investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales), we have, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

              In addition, in the ordinary course of business, we may guarantee certain obligations in connection with our portfolio companies (in particular, certain controlled portfolio companies). Under these guarantee arrangements, payments may be required to be made to third parties if such guarantees are called upon or if the portfolio companies were to default on their related obligations, as applicable.

RECENT DEVELOPMENTS

              In April 2019, we amended and restated the Revolving Credit Facility to, among other things, (a) increase the total size under the Revolving Credit Facility from approximately $2.1 billion to approximately $3.4 billion, (b) increase the size of the letter of credit sub-facility from $150 million to $200 million, with our ability to increase incrementally by $75 million on an uncommitted basis, (c) extend the expiration of the revolving period with respect to all commitments of the lenders under the credit facility to March 30, 2023, during which period we, subject to certain conditions, may make borrowings under the credit facility, and (d) extend the stated maturity date with respect to all commitments of the lenders under the credit facility to March 30, 2024.

              From April 1, 2019 through April 24, 2019, we made new investment commitments of approximately $183 million, of which $130 million were funded. Of these new commitments, 51% were in first lien senior secured loans, 48% were in second lien senior secured loans and 1% were in the subordinated certificates of the SDLP. Of the approximately $183 million of new investment commitments, 100% were floating rate. The weighted average yield of debt and other income producing securities funded during the period at amortized cost was 9.8%. We may seek to sell all or a portion of these new investment commitments, although there can be no assurance that we will be able to do so.

              From April 1, 2019 through April 24, 2019, we exited approximately $747 million of investment commitments. Of the total investment commitments, 88% were first lien senior secured loans, 11% were senior subordinated loans and 1% were other equity securities. Of the approximately $747 million of exited investment commitments, 99% were floating rate and 1% were non-interest bearing. The weighted average yield of debt and other income producing securities exited or repaid during the period at amortized cost was 9.3% and the weighted average yield on total investments exited or repaid during the period at amortized cost was 9.3%. On the approximately $747 million of investment commitments exited from April 1, 2019 through April 24, 2019, we recognized total net realized gains of approximately $14 million.

              In addition, as of April 24, 2019, we had an investment backlog and pipeline of approximately $1,055 million and $195 million, respectively. Investment backlog includes transactions approved by our investment adviser's investment committee and/or for which a formal mandate, letter of intent or a signed commitment have been issued, and therefore we believe are likely to close. Investment pipeline includes transactions where due diligence and analysis are in process, but no formal mandate, letter of intent or signed commitment have been issued. The consummation of any of the investments in this backlog and pipeline depends upon, among other things, one or more of the following: satisfactory completion of our due diligence investigation of the prospective portfolio company, our acceptance of the terms and structure of such investment and the execution and delivery of satisfactory transaction documentation. In addition, we may sell all or a portion of these investments and certain of these investments may result in the repayment of existing investments. We cannot assure you that we will make any of these investments or that we will sell all or any portion of these investments.

              On April 24, 2019, at an in-person meeting, our board of directors approved the form of Second Amended and Restated Advisory and Management Agreement to be entered into by us and our investment adviser, effective as of June 6, 2019. The Second Amended and Restated Advisory and Management Agreement will reduce the rate used in calculating the base management fee calculated thereunder from 1.50% to 1.00% per annum with respect to assets financed using leverage over 1.0x debt to equity.

              On April 24, 2019, our board of directors appointed (i) Lisa Morgan as Chief Compliance Officer of the Company, replacing Miriam Krieger who had served in such capacity since July 2011, and (ii) Miriam Krieger as Vice President of the Company.

CRITICAL ACCOUNTING POLICIES

              See Note 2 to our consolidated financial statements for the three months ended March 31, 2019, which describes our critical accounting policies.

Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries.

Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a portion of our investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we could realize significantly less than the value at which we have recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to our board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in our portfolio at fair value.

  •
  Our board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

Fair Value of Financial Instruments

              We follow ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. We have not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              We also follow ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires us to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, we have considered its principal market as the market in which we exit our portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that we have the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              In addition to using the above inputs in investment valuations, we continue to employ the net asset valuation policy approved by our board of directors that is consistent with ASC 820-10. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. Our valuation policy considers the fact that because there is not a readily available market value for most of the investments in our portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              Our portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. We may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where we have control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the we do not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, we consider the current contractual interest rate, the maturity and other terms of the investment relative to the risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by us are substantially illiquid with no active transaction market, we depend on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

              For other portfolio investments such as investments in the SDLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

              See Note 8 to our consolidated financial statements for the three months ended March 31, 2019 for more information on our valuation process.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

              We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.

Interest Rate Risk

              Interest rate sensitivity refers to the change in our earnings that may result from changes in the level of interest rates. Because we fund a portion of our investments with borrowings, our net investment income is affected by the difference between the rate at which we invest and the rate at which we borrow. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income.

              As of March 31, 2019, 85% of the investments at fair value in our portfolio bore interest at variable rates, 6% bore interest at fixed rates, 9% were non-interest earning and 0% were on non-accrual status. Additionally, for the variable rate investments, 100% of these investments contained interest rate floors (representing 85% of total investments at fair value). Also, as of March 31, 2019, all the loans made through the SDLP contained interest rate floors. The Facilities all bear interest at variable rates with no interest rate floors, while the Unsecured Notes and the Convertible Unsecured Notes bear interest at fixed rates.

              We regularly measure our exposure to interest rate risk. We assess interest rate risk and manage our interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. Based on that review, we determine whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.

              In December 2017, in connection with $395 million of the term loan tranche of our Revolving Credit Facility, we entered into a three-year interest rate swap agreement for a total notional amount of $395 million. Under the interest rate swap agreement, we pay a fixed interest rate of 2.06% and receive a floating rate based on the prevailing one-month LIBOR. See Note 5 to our consolidated financial statements for the three months ended March 31, 2019 for more information on the Revolving Credit Facility and see Note 6 to our consolidated financial statements for the three months ended March 31, 2019 for more information on the interest rate swap.

              The below sensitivity analyses do not include our collateralized loan obligation ("CLO") equity investments. CLO equity investments are levered structures that are collateralized primarily with first lien floating rate loans that may have LIBOR floors and are levered primarily with floating rate debt that does not have a LIBOR floor. The residual cash flows available to the equity holders of the CLOs will decline as interest rates increase until interest rates surpass the LIBOR floors on the floating rate loans. However, the revenue recognized on our CLO equity investments is calculated using the effective interest method which incorporates a forward LIBOR curve in the projected cash flows. Any change to interest rates that is not in-line with the forward LIBOR curve used in the projections, in either the timing or magnitude of the change, will cause actual distributions to differ from the current projections and will impact the related revenue recognized from these investments.

              Based on our March 31, 2019, balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure and reflecting the effect of our interest rate swap agreement discussed in the paragraph above:

(in millions) Basis Point Change	Interest Income	Interest Expense(1)	Net Income(2)
Up 300 basis points	$324	$70	$254
Up 200 basis points	$220	$47	$173
Up 100 basis points	$110	$23	$87
Down 100 basis points	$(110)	$(23)	$(87)
Down 200 basis points	$(171)	$(47)	$(124)
Down 300 basis points	$(163)	$(58)	$(105)

(1)
Includes the impact of the interest rate swap (discussed above) as a result of changes in interest rates.

(2)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three months ended March 31, 2019 for more information on the income based fees.

              Based on our December 31, 2018 balance sheet, the following table shows the annual impact on net income of base rate changes in interest rates (considering interest rate floors for variable rate instruments) assuming no changes in our investment and borrowing structure and reflecting the effect of our interest rate swap agreement discussed in the paragraph above:

(in millions) Basis Point Change	Interest Income	Interest Expense(1)	Net Income(2)
Up 300 basis points	$316	$43	$273
Up 200 basis points	$214	$29	$185
Up 100 basis points	$107	$14	$93
Down 100 basis points	$(107)	$(14)	$(93)
Down 200 basis points	$(188)	$(29)	$(159)
Down 300 basis points	$(173)	$(36)	$(137)

(1)
Includes the impact of the interest rate swap (discussed above) as a result of changes in interest rates.

(2)
Excludes the impact of income based fees. See Note 3 to our consolidated financial statements for the three months ended March 31, 2019 for more information on the income based fees.

 SENIOR SECURITIES
(dollar amounts in thousands, except per unit data)

              Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of the end of the last ten fiscal years and as of March 31, 2019. The report of our independent registered public accounting firm, KPMG LLP, on the senior securities table as of December 31, 2018, is attached as an exhibit to the registration statement of which this prospectus is a part. The "—"indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Revolving Credit Facility
Fiscal 2019 (as of March 31, 2019, unaudited)	$1,997,000	$2,151	$—	N/A
Fiscal 2018	$1,063,750	$2,362	$—	N/A
Fiscal 2017	$395,000	$2,415	$—	N/A
Fiscal 2016	$571,053	$2,296	$—	N/A
Fiscal 2015	$515,000	$2,213	$—	N/A
Fiscal 2014	$170,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
Fiscal 2011	$395,000	$2,393	$—	N/A
Fiscal 2010	$146,000	$3,079	$—	N/A
Fiscal 2009	$474,144	$2,294	$—	N/A
Revolving Funding Facility
Fiscal 2019 (as of March 31, 2019, unaudited)	$620,000	$2,151	$—	N/A
Fiscal 2018	$520,000	$2,362	$—	N/A
Fiscal 2017	$600,000	$2,415	$—	N/A
Fiscal 2016	$155,000	$2,296	$—	N/A
Fiscal 2015	$250,000	$2,213	$—	N/A
Fiscal 2014	$324,000	$2,292	$—	N/A
Fiscal 2013	$185,000	$2,547	$—	N/A
Fiscal 2012	$300,000	$2,721	$—	N/A
Fiscal 2011	$463,000	$2,393	$—	N/A
Fiscal 2010	$242,050	$3,079	$—	N/A
Fiscal 2009	$221,569	$2,294	$—	N/A
Revolving Funding II Facility
Fiscal 2009	$—	$—	$—	N/A
SMBC Revolving Funding Facility
Fiscal 2019 (as of March 31, 2019, unaudited)	$105,000	$2,151	$—	N/A
Fiscal 2018	$245,000	$2,362	$—	N/A
Fiscal 2017	$60,000	$2,415	$—	N/A
Fiscal 2016	$105,000	$2,296	$—	N/A
Fiscal 2015	$110,000	$2,213	$—	N/A
Fiscal 2014	$62,000	$2,292	$—	N/A
Fiscal 2013	$—	$—	$—	N/A
Fiscal 2012	$—	$—	$—	N/A
SBA Debentures
Fiscal 2017	$—	$—	$—	N/A
Fiscal 2016	$25,000	$2,296	$—	N/A
Fiscal 2015	$22,000	$2,213	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
Debt Securitization
Fiscal 2011	$77,531	$2,393	$—	N/A
Fiscal 2010	$155,297	$3,079	$—	N/A
Fiscal 2009	$273,752	$2,294	$—	N/A
February 2016 Convertible Notes
Fiscal 2015	$575,000	$2,213	$—	N/A
Fiscal 2014	$575,000	$2,292	$—	N/A
Fiscal 2013	$575,000	$2,547	$—	N/A
Fiscal 2012	$575,000	$2,721	$—	N/A
Fiscal 2011	$575,000	$2,393	$—	N/A
June 2016 Convertible Notes
Fiscal 2015	$230,000	$2,213	$—	N/A
Fiscal 2014	$230,000	$2,292	$—	N/A
Fiscal 2013	$230,000	$2,547	$—	N/A
Fiscal 2012	$230,000	$2,721	$—	N/A
Fiscal 2011	$230,000	$2,393	$—	N/A
2017 Convertible Notes
Fiscal 2016	$162,500	$2,296	$—	N/A
Fiscal 2015	$162,500	$2,213	$—	N/A
Fiscal 2014	$162,500	$2,292	$—	N/A
Fiscal 2013	$162,500	$2,547	$—	N/A
Fiscal 2012	$162,500	$2,721	$—	N/A
2018 Convertible Notes
Fiscal 2017	$270,000	$2,415	$—	N/A
Fiscal 2016	$270,000	$2,296	$—	N/A
Fiscal 2015	$270,000	$2,213	$—	N/A
Fiscal 2014	$270,000	$2,292	$—	N/A
Fiscal 2013	$270,000	$2,547	$—	N/A
Fiscal 2012	$270,000	$2,721	$—	N/A
2019 Convertible Notes
Fiscal 2018	$300,000	$2,362	$—	N/A
Fiscal 2017	$300,000	$2,415	$—	N/A
Fiscal 2016	$300,000	$2,296	$—	N/A
Fiscal 2015	$300,000	$2,213	$—	N/A
Fiscal 2014	$300,000	$2,292	$—	N/A
Fiscal 2013	$300,000	$2,547	$—	N/A
2022 Convertible Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$388,000	$2,151	$—	N/A
Fiscal 2018	$388,000	$2,362	$—	N/A
Fiscal 2017	$388,000	$2,415	$—	N/A
2024 Convertible Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$402,500	$2,151	$—	N/A
2011 Notes
Fiscal 2010	$300,584	$3,079	$—	$1,018
2012 Notes
Fiscal 2010	$161,210	$3,079	$—	$1,018

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
2018 Notes
Fiscal 2017	$750,000	$2,415	$—	N/A
Fiscal 2016	$750,000	$2,296	$—	N/A
Fiscal 2015	$750,000	$2,213	$—	N/A
Fiscal 2014	$750,000	$2,292	$—	N/A
Fiscal 2013	$600,000	$2,547	$—	N/A
2020 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$600,000	$2,151	$—	N/A
Fiscal 2018	$600,000	$2,362	$—	N/A
Fiscal 2017	$600,000	$2,415	$—	N/A
Fiscal 2016	$600,000	$2,296	$—	N/A
Fiscal 2015	$600,000	$2,213	$—	N/A
Fiscal 2014	$400,000	$2,292	$—	N/A
2022 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$600,000	$2,151	$—	N/A
Fiscal 2018	$600,000	$2,362	$—	N/A
Fiscal 2017	$600,000	$2,415	$—	N/A
Fiscal 2016	$600,000	$2,296	$—	N/A
February 2022 Notes
Fiscal 2014	$143,750	$2,292	$—	$1,024
Fiscal 2013	$143,750	$2,547	$—	$1,043
Fiscal 2012	$143,750	$2,721	$—	$1,035
October 2022 Notes
Fiscal 2016	$182,500	$2,296	$—	$1,017
Fiscal 2015	$182,500	$2,213	$—	$1,011
Fiscal 2014	$182,500	$2,292	$—	$1,013
Fiscal 2013	$182,500	$2,547	$—	$993
Fiscal 2012	$182,500	$2,721	$—	$986
2040 Notes
Fiscal 2014	$200,000	$2,292	$—	$1,040
Fiscal 2013	$200,000	$2,547	$—	$1,038
Fiscal 2012	$200,000	$2,721	$—	$1,041
Fiscal 2011	$200,000	$2,393	$—	$984
Fiscal 2010	$200,000	$3,079	$—	$952
2023 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$750,000	$2,151	$—	N/A
Fiscal 2018	$750,000	$2,362	$—	N/A
Fiscal 2017	$750,000	$2,415	$—	N/A
2025 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$600,000	$2,151	$—	N/A
Fiscal 2018	$600,000	$2,362	$—	N/A

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)
2047 Notes
Fiscal 2019 (as of March 31, 2019, unaudited)	$229,557	$2,151	$—	$1,013
Fiscal 2018	$229,557	$2,362	$—	$1,013
Fiscal 2017	$229,557	$2,415	$—	$1,021
Fiscal 2016	$229,557	$2,296	$—	$1,015
Fiscal 2015	$229,557	$2,213	$—	$1,011
Fiscal 2014	$229,557	$2,292	$—	$985
Fiscal 2013	$230,000	$2,547	$—	$972
Fiscal 2012	$230,000	$2,721	$—	$978
Fiscal 2011	$230,000	$2,393	$—	$917
Fiscal 2010	$230,000	$3,079	$—	$847

(1)
Total amount of each class of senior securities outstanding at principal value at the end of the period presented.

(2)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the "Asset Coverage Per Unit" (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments). In June 2016, Ares Capital received exemptive relief from the SEC allowing it to modify the asset coverage requirements to exclude SBA Debentures from this calculation. As such, the asset coverage ratio beginning with Fiscal 2016 excludes the SBA Debentures. Certain prior year amounts have been reclassified to conform to the 2016 and 2017 presentation. In particular, unamortized debt issuance costs were previously included in other assets and were reclassified to long-term debt as a result of the adoption of ASU 2015-03, Interest—Imputation of Interest (Topic 835): Simplifying the Presentation of Debt Issuance Costs during the first quarter of 2016.

(3)
The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it.

(4)
Not applicable, except for with respect to the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, as other senior securities are not registered for public trading on a stock exchange. The average market value per unit for each of the 2011 Notes, the 2012 Notes, the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness (including for the February 2022 Notes, the October 2022 Notes, the 2040 Notes and the 2047 Notes, which were issued in $25 increments).

BUSINESS

Ares Capital

              Ares Capital, a Maryland corporation, is a specialty finance company that is a closed-end, non-diversified management investment company. We have elected to be regulated as a BDC under the Investment Company Act. We were founded on April 16, 2004, were initially funded on June 23, 2004 and completed our IPO on October 8, 2004. As of March 31, 2019, we were the largest BDC in the United States with approximately $14.0 billion of total assets.

              We are externally managed by our investment adviser, Ares Capital Management, a subsidiary of Ares Management, a publicly traded, leading global alternative asset manager, pursuant to our investment advisory and management agreement. Our administrator, Ares Operations, a subsidiary of Ares Management, provides certain administrative and other services necessary for us to operate.

              Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies, where we believe the supply of primary capital is limited and the investment opportunities are most attractive. However, we may from time to time invest in larger or smaller companies. We generally use the term "middle-market" to refer to companies with annual EBITDA between $10 million and $250 million. As used herein, EBITDA represents net income before net interest expense, income tax expense, depreciation and amortization.

              We invest primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. First and second lien senior secured loans generally are senior debt instruments that rank ahead of subordinated debt of a given portfolio company. Mezzanine debt is subordinated to senior loans and is generally unsecured. Our investments in corporate borrowers generally range between $30 million and $500 million each and, investments in project finance/power generation projects generally range between $10 million and $200 million. However, the investment sizes may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro-and macro-economic factors.

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              The proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In pursuit of our investment objective we generally seek to self-originate investments and lead the investment process, which may result in us making commitments with respect to indebtedness or securities of a potential portfolio company in excess of our final investment. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount (including, without limitation, to vehicles managed by our portfolio company, IHAM), such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              The first and second lien senior secured loans in which we invest generally have stated terms of three to 10 years and the mezzanine debt investments in which we invest generally have stated terms of up to 10 years, but the expected average life of such first and second lien loans and mezzanine debt is generally between three and seven years. However, we may invest in loans and securities with any maturity or duration. The instruments in which we invest typically are not rated by any rating agency, but we believe that if such instruments were rated, they would be below investment grade (rated lower than "Baa3" by Moody's Investors Service, lower than "BBB–" by Fitch Ratings or lower than "BBB–" by Standard & Poor's Ratings Services), which, under the guidelines established by these entities, is an indication of having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Bonds that are rated below investment grade are sometimes referred to as "high yield bonds" or "junk bonds." We may invest without limit in debt or other securities of any rating, as well as debt or other securities that have not been rated by any nationally recognized statistical rating organization.

              We believe that our investment adviser, Ares Capital Management, is able to leverage the current investment platform, resources and existing relationships of Ares with financial sponsors, financial institutions, hedge funds and other investment firms to provide us with attractive investment opportunities. In addition to deal flow, the Ares investment platform assists our investment adviser in analyzing, structuring and monitoring investments. Ares has been in existence for over 20 years and its partners have an average of approximately 24 years of experience in leveraged finance, private equity, distressed debt, commercial real estate finance, investment banking and capital markets. We have access to Ares' investment professionals and administrative professionals, who provide assistance in accounting, finance, legal, compliance, operations, information technology and investor relations. As of March 31, 2019, Ares had approximately 420 investment professionals and approximately 650 administrative professionals.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

Ares Management Corporation

              Ares is a publicly traded, leading global alternative asset manager. As of March 31, 2019, Ares had over 1,000 employees in over 15 principal and originating offices across the United States, Europe, Asia and Australia. Since its inception in 1997, Ares has adhered to a disciplined investment philosophy that focuses on delivering strong risk-adjusted investment returns throughout market cycles. Ares believes each of its three distinct but complementary investment groups in Credit, Private Equity and Real Estate is a market leader based on investment performance. Ares was built upon the fundamental principle that each group benefits from being part of the greater whole.

Ares Capital Management LLC

              Ares Capital Management, our investment adviser, is served by an origination, investment and portfolio management team of approximately 105 U.S.-based investment professionals as of March 31, 2019 and led by certain partners of the Ares Credit Group: Kipp deVeer, Mitchell Goldstein and Michael Smith. Ares Capital Management leverages off of Ares' investment platform and benefits from the significant capital markets, trading and research expertise of Ares' investment professionals. Ares Capital Management's investment committee has eight members primarily comprised of certain of the U.S.-based partners of the Ares Credit Group.

MARKET OPPORTUNITY

              We believe that current market conditions present attractive opportunities for us to invest in middle-market companies, specifically:

  •
  We believe that many commercial and investment banks have, in recent years, de-emphasized their service and product offerings to middle-market businesses in favor of lending to large corporate clients and managing capital markets transactions. In addition, these lenders may be constrained in their ability to underwrite and hold bank loans and high yield securities for middle-market issuers as they seek to meet existing and future regulatory capital requirements. These factors may result in opportunities for alternative funding sources to middle-market companies and therefore more new-issue market opportunities for us.

  •
  We believe disruption and volatility that occurs periodically in the credit markets, reduces capital available to certain capital providers, causing a reduction in competition. When these volatile market conditions occur, they often create opportunities to achieve attractive risk-adjusted returns.

  •
  We believe that there is a lack of market participants that are willing to hold meaningful amounts of certain middle-market loans. As a result, we believe our ability to minimize syndication risk for a company seeking financing by being able to hold our loans without having to syndicate or sell them is a competitive advantage.

  •
  We believe that middle-market companies have faced difficulty in raising debt through the capital markets. This approach to financing may become more difficult to the extent institutional investors seek to invest in larger, more liquid offerings, leaving less competition and fewer financing alternatives for middle-market companies.

  •
  We believe there is a large pool of un-invested private equity capital for middle-market businesses. We expect private equity firms will seek to leverage their investments by combining equity capital with senior secured loans and mezzanine debt from other sources such as us.

  •
  We believe the middle-market represents a significant portion of the overall economy, and the demand for capital by middle-market companies reflects generally stronger growth trends and financial performance. In addition, due to the fragmented nature of the middle-market and the lack of publicly available information, we believe lenders have an opportunity to originate and underwrite investments with more favorable terms, including stronger covenant and reporting packages, as well as better call protection and change of control provisions as compared to the large, broadly syndicated loan market.

COMPETITIVE ADVANTAGES

              We believe that we have the following competitive advantages over other capital providers to middle-market companies:

The Ares Platform

              Ares operates three distinct but complementary investment groups, including the Ares Credit Group, the Ares Private Equity Group and the Ares Real Estate Group. We believe our affiliation with Ares provides a distinct competitive advantage through Ares' originations, due diligence, and marketing activities. In particular, we believe that the Ares platform provides us with an advantage through its deal flow generation and investment evaluation process. Ares' asset management platform also provides additional market information, company knowledge and industry insight that benefit our investment and due diligence process. Ares' professionals maintain extensive financial sponsor and intermediary relationships, which provide valuable insight and access to transactions and information.

Seasoned Management Team

              The investment professionals in the Ares Credit Group and members of our investment adviser's investment committee also have significant experience investing across market cycles. This experience also provides us with a competitive advantage in identifying, originating, investing in and managing a portfolio of investments in middle-market companies.

Broad Origination Strategy

              We focus on self-originating most of our investments by pursuing a broad array of investment opportunities in middle-market companies and power generation projects across multiple channels. We also leverage off of the extensive relationships of the broader Ares platform, including relationships with the portfolio companies in the IHAM Vehicles, to identify investment opportunities. Additionally, our size and scale provide the opportunity to source attractive investments in some of our existing portfolio companies. Collectively, we believe these advantages allow for enhanced asset selectivity as we believe there is a significant relationship between proprietary deal origination and credit performance. We believe that our focus on generating proprietary deal flow and lead investing also gives us greater control over capital structure, deal terms, pricing and documentation and enables us to actively manage our portfolio investments. Moreover, by leading the investment process, we are often able to secure controlling positions in credit tranches, thereby providing additional control in investment outcomes. We also have originated substantial proprietary deal flow from middle-market intermediaries, which often allows us to act as the sole or principal source of institutional capital to the borrower.

Scale and Flexible Transaction Structuring

              We believe that being one of the largest BDCs makes us a more desirable and flexible capital provider, especially in competitive markets. We are flexible with the types of investments we make and the terms associated with those investments. We believe this approach and experience enables our investment adviser to identify attractive investment opportunities throughout economic cycles and across a company's capital structure so we can make investments consistent with our stated investment objective and preserve principal while seeking appropriate risk adjusted returns. In addition, we have the flexibility to provide "one stop" financing with the ability to invest capital across the balance sheet and syndicate and hold larger investments than many of our competitors. We believe that the ability to underwrite, syndicate and hold larger investments benefits our stockholders by (a) potentially increasing net income and earnings through leadership of the investment process and making commitments in excess of our final investment, (b) increasing originated deal flow flexibility, (c) broadening market relationships and deal flow, (d) allowing us to optimize our portfolio composition and (e) allowing us to provide capital to a broader spectrum of middle-market companies, which we believe currently have limited access to capital from traditional lending sources. In addition, we believe that the ability to provide capital at every level of the balance sheet provides a strong value proposition to middle-market borrowers and our senior debt capabilities provide superior deal origination and relative value analysis capabilities compared to junior capital focused lenders.

Experience with and Focus on Middle-Market Companies

              Ares has historically focused on investments in middle-market companies and we benefit from this experience. In sourcing and analyzing deals, our investment adviser benefits from Ares' extensive network of relationships focused on middle-market companies, including management teams, members of the investment banking community, private equity groups and other investment firms with whom Ares has had long-term relationships. We believe this network enables us to identify well-positioned prospective portfolio company investments. The Ares Credit Group works closely with Ares' other investment professionals. As of March 31, 2019, Ares oversaw a portfolio of investments in approximately 1,700 companies, approximately 520 structured assets and approximately 170 properties across approximately 60 industries, which provides access to an extensive network of relationships and insights into industry trends and the state of the capital markets.

Disciplined Investment Philosophy

              In making its investment decisions, our investment adviser has adopted Ares' long-standing, consistent, credit-based investment approach that was developed over 20 years ago by its founders. Specifically, our investment adviser's investment philosophy, portfolio construction and portfolio management involve an assessment of the overall macroeconomic environment and financial markets and company-specific research and analysis. Its investment approach emphasizes capital preservation, low volatility and minimization of downside risk. In addition to engaging in extensive due diligence from the perspective of a long-term investor, our investment adviser's approach seeks to reduce risk in investments by focusing on:

  •
  businesses with strong franchises and sustainable competitive advantages;

  •
  industries with positive long-term dynamics;

  •
  businesses and industries with cash flows that are dependable and predictable;

  •
  management teams with demonstrated track records and appropriate economic incentives;

  •
  rates of return commensurate with the perceived risks;

  •
  securities or investments that are structured with appropriate terms and covenants; and

  •
  businesses backed by experienced private equity sponsors.

Extensive Industry Focus

              We seek to concentrate our investing activities in industries with a history of predictable and dependable cash flows and in which the Ares investment professionals have had extensive investment experience. Ares investment professionals have developed long-term relationships with management teams and management consultants in approximately 60 industries, and have accumulated substantial information and identified potential trends within these industries. In turn, we benefit from these relationships, information and identification of potential trends in making investments.

OPERATING AND REGULATORY STRUCTURE

              Our investment activities are managed by our investment adviser and supervised by our board of directors, a majority of whom are independent of Ares and its affiliates. Our investment adviser is registered under the Advisers Act. Under our investment advisory and management agreement we have agreed to pay our investment adviser base management fees, income based fees and capital gains incentive fees. See "—Investment Advisory and Management Agreement." Ares Operations provides us with certain administrative and other services necessary for us to operate pursuant to the administration agreement. See "—Administration Agreement."

              As a BDC, we are required to comply with certain regulatory requirements. For example, we are not generally permitted to co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing. On January 18, 2017, we received an order from the SEC that permits us and other BDCs and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-investment

Exemptive Order are subject to compliance with certain conditions and other requirements, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

              Also, while we may borrow funds to make investments, our ability to use debt is limited in certain significant aspects. See "Regulation." In particular, under the provisions of the Investment Company Act, BDCs must have at least 200% asset coverage calculated pursuant to the Investment Company Act (i.e., we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us) in order to incur debt or issue preferred stock (which we refer to collectively as "senior securities"), unless the BDC obtains approval (either stockholder approval or approval of a "required majority" of its board of directors) to apply the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA, reducing the required asset coverage ratio applicable to the BDC from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

              Currently, our asset coverage requirement applicable to senior securities is 200%. On June 21, 2018, our board of directors, including a "required majority" of our board of directors, approved the application of the modified asset coverage requirement set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150%. In October 2018, we entered into certain amendments for our Revolving Credit Facility and Revolving Funding Facility to reduce the asset coverage requirements specified therein to 150%. See "Risk Factors—Risks Relating to Our Business—Effective on June 21, 2019, our asset coverage requirement will reduce from 200% to 150%, which may increase the risk of investing with us" and "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources."

              As of March 31, 2019, our asset coverage was 215%.

              In addition, as a consequence of us being a RIC under the Code for U.S. federal income tax purposes, our asset growth is dependent on our ability to raise equity capital through the issuance of common stock. RICs generally must distribute substantially all of their investment company taxable income (as defined under the Code) to stockholders as dividends in order to preserve their status as a RIC and not to be subject to additional U.S. federal corporate-level income taxes. This requirement, in turn, generally prevents us from using our earnings to support our operations, including making new investments.

INVESTMENTS

Ares Capital Corporation Portfolio

              We have built an investment portfolio of primarily first and second lien senior secured loans, mezzanine debt and, to a lesser extent, equity investments in private middle-market companies. Our portfolio is well diversified by industry sector and its concentration to any single issuer is limited.

              Our debt investments in corporate borrowers generally range between $30 million and $500 million each and investments in project finance/power generation projects generally range between $10 million and $200 million each. However, the sizes of our investments may be more or less than these ranges and may vary based on, among other things, our capital availability, the composition of our portfolio and general micro- and macro-economic factors.

              Our preferred and/or common equity investments have generally been non-control equity investments of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

              In addition, the proportion of these types of investments will change over time given our views on, among other things, the economic and credit environment in which we are operating. In pursuit of our investment objective we generally seek to self-originate investments and lead the investment process, which may result in us making commitments with respect to indebtedness or securities of a potential portfolio company in excess of our expected final hold size. In such situations, while we may initially agree to fund up to a certain dollar amount of an investment, we may subsequently syndicate or sell a portion of such amount such that we are left with a smaller investment than what was reflected in our original commitment. In addition to originating investments, we may also acquire investments in the secondary market (including purchases of a portfolio of investments).

              We make senior secured loans primarily in the form of first lien loans (including unitranche loans) and second lien loans. Our senior secured loans generally have terms of three to ten years. In connection with our senior secured loans we generally receive a security interest in certain of the assets of the borrower and consequently such assets serve as collateral in support of the repayment of such senior secured loans. Senior secured loans are generally exposed to the least amount of credit risk because they typically hold a senior position with respect to scheduled interest and principal payments and security interests in assets of the borrower. However, unlike mezzanine debt, senior secured loans typically do not receive any stock, warrants to purchase stock or other yield enhancements. Senior secured loans may include both revolving lines of credit and term loans.

              Structurally, mezzanine debt usually ranks subordinate in priority of payment to senior secured loans and is often unsecured. However, mezzanine debt ranks senior to preferred and common equity in a borrower's capital structure. Mezzanine debt investments generally offer lenders fixed returns in the form of interest payments and will often provide lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest. This equity interest typically takes the form of an equity co-investment and/or warrants. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally bears a higher stated interest rate than senior secured loans. The equity co-investment and warrants (if any) associated with a mezzanine debt investment typically allow lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Equity issued in connection with mezzanine debt also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

              In making an equity investment, in addition to considering the factors discussed under "—Investment Selection" below, we also consider the anticipated timing of a liquidity event, such as a public offering, sale of the company or redemption of our equity securities.

              While our primary focus is to generate current income and capital appreciation through investments in first and second lien senior secured loans and mezzanine debt and, to a lesser extent, equity securities of eligible portfolio companies, we also may invest up to 30% of our portfolio in non-qualifying assets, as permitted by the Investment Company Act. See "Regulation." Specifically, as part of this 30% basket, we may invest in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

Senior Direct Lending Program

              We have established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle-market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. and other partners. The joint venture is called the SDLP. The SDLP may generally commit and hold individual loans of up to $300 million. We may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of ours and Varagon (with approval from a representative of each required).

              We provide capital to the SDLP in the form of the SDLP Certificates, and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and the SDLP Certificates. As of March 31, 2019, we and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates. The SDLP Certificates pay a coupon of LIBOR plus a stated spread and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              As of March 31, 2019, we and Varagon and its clients had agreed to make capital available to the SDLP of $6.2 billion in the aggregate, of which $3.3 billion has been funded. As of March 31, 2019, we agreed to make available to the SDLP (subject to the approval of the SDLP as described above) $1.4 billion, of which $792 million was funded. As of March 31, 2019, the SDLP had commitments to fund delayed draw loans to certain of its portfolio companies of $243 million, which had been approved by the investment committee of the SDLP as described above, of which $58 million was committed by us.

              For more information on the SDLP, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity—Senior Direct Lending Program" and Note 4 to our consolidated financial statements for the three months ended March 31, 2019.

Ivy Hill Asset Management, L.P.

              As of March 31, 2019, our portfolio company, IHAM, an SEC-registered investment adviser, managed 21 vehicles and served as the sub-manager/sub-servicer for two other vehicles. As of March 31, 2019, IHAM had assets under management of approximately $4.6 billion. As of March 31, 2019, the amortized cost and fair value of our investment in IHAM was $444 million and $534 million, respectively. In connection with IHAM's registration as a registered investment adviser, on March 30, 2012, we received exemptive relief from the SEC allowing us to, subject to certain conditions, own directly or indirectly up to 100% of IHAM's outstanding equity interests and make additional investments in IHAM. From time to time, IHAM or certain IHAM Vehicles may purchase investments from us or sell investments to us, in each case for a price equal to the fair market value of such investments determined at the time of such transactions.

Industry Composition

              We generally seek to invest in companies in the industries in which Ares' investment professionals have direct expertise. The following is a representative list of the industries in which we may invest:

  •
  Aerospace and Defense

  •
  Automotive Services

  •
  Business Services

  •
  Consumer Products

  •
  Containers and Packaging

  •
  Education

  •
  Financial Services

  •
  Food and Beverage

  •
  Healthcare Services

  •
  Investment Funds and Vehicles

  •
  Manufacturing

  •
  Oil and Gas

  •
  Other Services

  •
  Power Generation

  •
  Restaurant and Food Services

  •
  Telecommunications

  •
  Wholesale Distributions

              However, we may invest in other industries if we are presented with attractive opportunities.

              The industrial and geographic compositions of our portfolio at fair value as of March 31, 2019 and December 31, 2018 were as follows:

	As of
Industry	March 31, 2019	December 31, 2018
Healthcare Services	22.2%	21.7%
Business Services	17.2	17.9
Consumer Products	7.7	8.3
Investment Funds and Vehicles(1)	6.9	6.2
Financial Services	6.4	6.6
Other Services	5.3	5.7
Manufacturing	5.3	6.1
Power Generation	5.0	4.8
Automotive Services	3.9	2.8
Restaurants and Food Services	3.6	3.8
Food and Beverage	3.5	2.9
Oil and Gas	2.9	3.0
Wholesale Distribution	2.3	2.3
Containers and Packaging	1.9	1.5
Education	1.9	2.2
Other	4.0	4.2

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which made first lien senior secured loans to 22 and 21 different borrowers as of March 31, 2019 and December 31, 2018,

  respectively. The portfolio companies in the SDLP are in industries similar to the companies in the Company's portfolio.

	As of
Geographic Region	March 31, 2019	December 31, 2018
Midwest	27.1%	31.4%
West(1)	24.3	24.0
Southeast	20.8	18.8
Mid Atlantic	17.5	18.2
Northeast	7.8	5.4
International	2.5	2.2

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which represented 6.1% and 5.3% of the total investment portfolio at fair value as of March 31, 2019 and December 31, 2018, respectively.

              As of March 31, 2019, 2.3% of total investments at amortized cost (or 0.4% of total investments at fair value) were on non-accrual status. As of December 31, 2018, 2.5% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status.

              Since our IPO on October 8, 2004 through March 31, 2019, our exited investments resulted in an asset level realized gross internal rate of return to us of approximately 14% (based on original cash invested, net of syndications, of approximately $25.4 billion and total proceeds from such exited investments of approximately $32.5 billion). Internal rate of return is the discount rate that makes the net present value of all cash flows related to a particular investment equal to zero. Internal rate of return is gross of expenses related to investments as these expenses are not allocable to specific investments. Investments are considered to be exited when the original investment objective has been achieved through the receipt of cash and/or non-cash consideration upon the repayment of a debt investment or sale of an investment or through the determination that no further consideration was collectible and, thus, a loss may have been realized. Approximately 62% of these exited investments resulted in an asset level realized gross internal rate of return to us of 10% or greater.

              Additionally, since our IPO on October 8, 2004 through March 31, 2019, our realized gains exceeded our realized losses by approximately $1.0 billion (excluding a one-time gain on the Allied Acquisition) and realized gains/losses from the extinguishment of debt and other assets. For this same time period, our average annualized net realized gain rate was approximately 1.2% (excluding a one-time gain on the Allied Acquisition and realized gains/losses from the extinguishment of debt and other assets). Net realized gain/loss rates for a particular period are the amount of net realized gains/losses during such period divided by the average quarterly investments at amortized cost in such period.

              Information included herein regarding internal rates of return, realized gains and losses and annualized net realized gain rates are historical results relating to our past performance and are not necessarily indicative of future results, the achievement of which cannot be assured.

INVESTMENT SELECTION

              Ares' investment philosophy was developed over 20 years ago and has remained consistent and relevant throughout a number of economic cycles. We are managed using a similar investment philosophy used by the investment professionals of Ares in respect of its other investment funds.

              This investment philosophy involves, among other things:

  •
  an assessment of the overall macroeconomic environment and financial markets and how such assessment may impact industry and asset selection;

  •
  company-specific research and analysis; and

  •
  with respect to each individual company, an emphasis on capital preservation, low volatility and minimization of downside risk.

              The foundation of Ares' investment philosophy is intensive credit investment analysis, a portfolio management discipline based on both market technicals and fundamental value-oriented research, and diversification strategy. We follow a rigorous investment process based on:

  •
  a comprehensive analysis of issuer creditworthiness, including a quantitative and qualitative assessment of the issuer's business;

  •
  an evaluation of management and its economic incentives;

  •
  an analysis of business strategy and industry trends; and

  •
  an in-depth examination of capital structure, financial results and projections.

              We seek to identify those companies exhibiting superior fundamental risk-reward profiles and strong defensible business franchises while focusing on the relative value of the investment across the industry as well as for the specific company.

Intensive Due Diligence

              The process through which an investment decision is made involves extensive research into the target company, its industry, its growth prospects and its ability to withstand adverse conditions. If the senior investment professional responsible for the potential transaction determines that an investment opportunity should be pursued, we will engage in an intensive due diligence process. Approximately 30-40% of the investments initially reviewed by us proceed to this phase. Though each transaction will involve a somewhat different approach, the regular due diligence steps generally undertaken include:

  •
  meeting with the target company's management team to get a detailed review of the business, and to probe for potential weaknesses in business prospects;

  •
  checking management's backgrounds and references;

  •
  performing a detailed review of historical financial performance, including performance through various economic cycles, and the quality of earnings;

  •
  reviewing both short and long term projections of the business, and sensitizing them for both upside and downside risk;

  •
  visiting headquarters and company operations and meeting with top and middle-level executives;

  •
  contacting customers and vendors to assess both business prospects and standard practices;

  •
  conducting a competitive analysis, and comparing the issuer to its main competitors on an operating, financial, market share and valuation basis;

  •
  researching the industry for historic growth trends and future prospects as well as to identify future exit alternatives (including available Wall Street research, industry association literature and general news);

  •
  assessing asset value and the ability of physical infrastructure and information systems to handle anticipated growth; and

  •
  investigating legal risks and financial and accounting systems.

Selective Investment Process

              After an investment has been identified and preliminary diligence has been completed, a credit research and analysis report is prepared. This report is reviewed by the senior investment professional in charge of the potential investment. If such senior and other investment professionals are in favor of the potential investment, then it is first presented to the investment committee on a preliminary basis.

              After the investment committee approves continued work on the potential investment, a more extensive due diligence process is employed by the transaction team. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys, independent accountants, and other third party consultants and research firms prior to the closing of the investment, as appropriate on a case-by-case basis. Approximately 7-10% of all investments initially reviewed by us will be presented to the investment committee. Approval of an investment for funding requires the approval of the majority of the investment committee of our investment adviser, although unanimous consent is sought.

Issuance of Formal Commitment

              Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and/or sponsor of that company and its other capital providers, including senior, junior and equity capital providers, if any, to finalize the structure of the investment. Approximately 3-5% of the investments initially reviewed by us eventually result in the issuance of formal commitments and the closing of such transactions.

Debt Investments

              We invest in portfolio companies primarily in the form of first lien senior secured loans (including unitranche loans), second lien senior secured loans and mezzanine debt. The first and second lien senior secured loans generally have terms of three to ten years. In connection with our first and second lien senior secured loans we generally receive security interests in certain assets of our portfolio companies that could serve as collateral in support of the repayment of such loans. First and second lien senior secured loans generally have floating interest rates, which may have LIBOR floors, and also may provide for some amortization of principal and excess cash flow payments, with the remaining principal balance due at maturity.

              We structure our mezzanine investments primarily as unsecured subordinated loans that provide for relatively higher fixed interest rates. The mezzanine debt investments generally have terms of up to ten years. These loans typically have interest-only payments, with amortization of principal, if any, deferred to the later years of the mezzanine investment. In some cases, we may enter into loans that, by their terms, convert into equity or additional debt or defer payments of interest (or at least cash interest) for the first few years after our investment. Also, in some cases our mezzanine debt will be secured by a subordinated lien on some or all of the assets of the borrower.

              In some cases, our debt investments may provide for a portion of the interest payable to be PIK interest. To the extent interest is PIK, it will be payable through the increase of the principal amount of the loan by the amount of interest due on the then-outstanding aggregate principal amount of such loan.

              In the case of our first and second lien senior secured loans and mezzanine debt, we tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that aims to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek, where appropriate, to limit the downside potential of our investments by:

  •
  targeting a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  incorporating "put" rights, call protection and LIBOR floors for floating rate loans, into the investment structure; and

  •
  negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

              We generally require financial covenants and terms that require an issuer to reduce leverage, thereby enhancing credit quality. These methods include: (a) maintenance leverage covenants requiring a decreasing ratio of indebtedness to cash flow over time, (b) maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures and (c) indebtedness incurrence prohibitions, limiting a company's ability to take on additional indebtedness. In addition, by including limitations on asset sales and capital expenditures we may be able to prevent a borrower from changing the nature of its business or capitalization without our consent.

              Our debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Warrants we receive with our debt investments may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the portfolio company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and "piggyback" registration rights.

              We believe that our focus on generating proprietary deal flow and lead investing gives us greater control over the capital structures and investment terms described above and enables us to actively manage our investments. Moreover, by leading the investment process, we are often able to secure controlling positions in loan tranches, thereby providing additional control in investment outcomes.

Equity Investments

              To a lesser extent, we also make preferred and/or common equity investments, which have generally been non-control equity investments, of less than $20 million (usually in conjunction with a concurrent debt investment). However, we may increase the size or change the nature of these investments.

ACQUISITION OPPORTUNITIES

              We believe that there may be opportunity for further consolidation in our industry. From time to time, we evaluate potential strategic opportunities, including acquisitions of:

  •
  asset portfolios;

  •
  other private and public finance companies, business development companies and asset managers; and

  •
  selected secondary market assets.

              We have been in, and from time to time may engage in, discussions with counterparties in respect of various potential strategic acquisition and investment transactions, including potential acquisitions of other finance companies, business development companies and asset managers. Some of these transactions could be material to our business and, if completed, could be difficult to integrate, result in increased leverage or dilution and/or subject us to unexpected liabilities. However, none of these discussions has progressed to the point at which the completion of any such transaction could be deemed to be probable or reasonably certain as of the date of this prospectus. Completion of any such transaction would be subject to completion of due diligence, finalization of key business and financial terms (including price) and negotiation of final definitive documentation as well as a number of other factors and conditions including, without limitation, the approval of our board of directors, any required third party consents and, in certain cases, the approval of our stockholders. We cannot predict how quickly the terms of any such transaction could be finalized, if at all. Accordingly, there can be no assurance that such transaction would be completed. In connection with evaluating potential strategic acquisition and investment transactions, we may incur significant expenses for the evaluation and due diligence investigation of these potential transactions.

ON-GOING RELATIONSHIPS WITH AND MONITORING OF PORTFOLIO COMPANIES

              We closely monitor each investment we make, maintain a regular dialogue with both the management team and other stakeholders and seek specifically tailored financial reporting. In addition, senior investment professionals may take board seats or obtain board observation rights in connection with our portfolio companies. As of March 31, 2019, of our 345 portfolio companies, we were entitled to board seats or board observation rights on 25% of these companies and these companies represented approximately 40% of our portfolio at fair value.

              We seek to exert significant influence post-investment, in addition to covenants and other contractual rights and through board participation, when appropriate, by actively working with management on strategic initiatives. We often introduce managers of companies in which we have invested to other portfolio companies to capitalize on complementary business activities and best practices.

              We believe that our focus on generating proprietary deal flow gives us greater control over capital structure and investment terms and lead investing enhances our ability to closely monitor each investment we make and to exert significant influence post-investment.

              Our investment adviser employs an investment rating system to categorize our investments. In addition to various risk management and monitoring tools, our investment adviser grades the credit risk of all investments on a scale of 1 to 4 no less frequently than quarterly. This system is intended primarily to reflect the underlying risk of a portfolio investment relative to our initial cost basis in respect of such portfolio investment (i.e., at the time of origination or acquisition), although it may also take into account under certain circumstances the performance of the portfolio company's business, the collateral coverage of the investment and other relevant factors. Under this system, investments with a grade of 4 involve the least amount of risk to our initial cost basis. The trends and risk factors for this investment since origination or acquisition are generally favorable, which may include the performance of the portfolio company or a potential exit. Investments graded 3 involve a level of risk to our initial cost basis that is similar to the risk to our initial cost basis at the time of origination or acquisition. This portfolio company is generally performing as expected and the risk factors to our ability to ultimately recoup the cost of our investment are neutral to favorable. All investments or acquired investments in new portfolio companies are initially assessed a grade of 3. Investments graded 2 indicate that the risk to our ability to recoup the initial cost basis of such investment has increased materially since origination or acquisition, including as a result of factors such as declining performance and non-compliance with debt covenants; however, payments are generally not more than 120 days past due. An investment grade of 1 indicates that the risk to our ability to recoup the initial cost basis of such investment has substantially increased since origination or acquisition, and the portfolio company likely has materially declining performance. For debt investments with an investment grade of 1, most or all of the debt covenants are out of compliance and payments are substantially delinquent. For investments graded 1, it is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. For investments graded 1 or 2, our investment adviser enhances its level of scrutiny over the monitoring of such portfolio company. The grade of a portfolio investment may be reduced or increased over time.

              As of March 31, 2019, the weighted average grade of our portfolio at fair value was 3.1. For more information, see "Management's Discussion and Analysis of Financial Condition and Results of Operations—Portfolio and Investment Activity."

MANAGERIAL ASSISTANCE

              As a BDC, we must offer, and must provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Ares Operations may provide all or a portion of this assistance pursuant to our administration agreement, the costs of which will be reimbursed by us. We may receive fees for these services.

COMPETITION

              Our primary competitors include public and private funds, commercial and investment banks, commercial finance companies, other BDCs and private equity funds, each of which we compete with for financing opportunities. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider more investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the regulatory restrictions that the Investment Company Act imposes on us as a BDC. For additional information concerning the competitive risks we face, see "Risk Factors—Risks Relating to Our Business—We operate in a highly competitive market for investment opportunities."

              We believe that the relationships of the members of our investment adviser's investment committee and of the partners of Ares enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. We believe that Ares' professionals' deep and long-standing direct sponsor relationships and the resulting proprietary transaction opportunities that these relationships often present, provide valuable insight and access to transactions and information. We use the industry information of Ares' investment professionals to which we have access to assess investment risks and determine appropriate pricing for our investments in portfolio companies.

STAFFING

              We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees or affiliates of our investment adviser, Ares Capital Management, and our administrator, Ares Operations, each of which is a subsidiary of Ares Management, pursuant to the terms of our investment advisory and management agreement and our administration agreement, respectively, each as described below. Each of our executive officers is an employee or affiliate of our investment adviser or our administrator. Our day-to-day investment activities are managed by our investment adviser. Most of the services necessary for the origination of our investment portfolio are provided by investment professionals employed by Ares Capital Management. Ares Capital Management had approximately 105 U.S.-based investment professionals as of March 31, 2019 who focus on origination, transaction development, investment and the ongoing monitoring of our investments. See "Management—Investment Advisory and Management Agreement" below. We reimburse both our investment adviser and our administrator for a certain portion of expenses incurred in connection with such staffing, as described in more detail below. Because we have no employees, Ares Capital does not have a formal employee relations policy.

PROPERTIES

              We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 245 Park Avenue, 44th Floor, New York, New York 10167. We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we have also entered into separate subleases with Ares Management LLC, pursuant to which Ares Management LLC, the sole member of Ares Capital Management, subleased the full amount of such leases from us.

LEGAL PROCEEDINGS

              We are party to certain lawsuits in the normal course of business. In addition, American Capital and Allied Capital were involved in various legal proceedings that we assumed in connection with the American Capital Acquisition and the Allied Acquisition, respectively. Furthermore, third parties may try to seek to impose liability on us in connection with our activities or the activities of our portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, we do not expect that these legal proceedings will materially affect our business, financial condition or results of operations.

              On May 20, 2013, we were named as one of several defendants in an action filed in the United States District Court for the Eastern District of Pennsylvania by the bankruptcy trustee of DSI Renal Holdings LLC ("DSI Renal") and two affiliate companies. On March 17, 2014, the motion by us and the other defendants to transfer the case to the United States District Court for the District of Delaware (the "Delaware Court") was granted. On May 6, 2014, the Delaware Court referred the matter to the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The complaint alleges, among other things, that each of the named defendants participated in a purported fraudulent transfer involving the restructuring of a subsidiary of DSI Renal. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425 million, of which the complaint states our individual share is approximately $117 million, (2) interest thereon according to law, and (3) punitive damages. The defendants filed a motion to dismiss all claims on August 5, 2013. On July 20, 2017, the Bankruptcy Court issued an order granting the motion to dismiss certain claims and denying the motion to dismiss certain other claims, including the purported fraudulent transfer claims. The defendants answered the complaint on August 31, 2017. Under the operative scheduling order, discovery ended on March 29, 2019 with dispositive motions due on April 30, 2019. No trial date has been set. We are currently unable to assess with any certainty whether we may have any exposure in this matter. However, we believe the plaintiff's claims are without merit and we intend to vigorously defend ourselves in this matter.

              On August 3, 2017, American Capital and one of its former portfolio companies were awarded a judgment plus prejudgment interest by the United States District Court for the District of Maryland (the "District Court") following a bench trial in a case first filed by one of American Capital's insurance companies concerning coverage for bodily injury claims against American Capital and/or its former portfolio company. The District Court found that the carrier breached its duty to defend American Capital and its former portfolio company against more than 1,000 bodily injury claims and awarded American Capital damages plus prejudgment interest. American Capital's carrier filed a notice of appeal to the United States Court of Appeals for the Fourth Circuit (the "Court of Appeals"); thereafter, American Capital and its former portfolio company filed a notice of cross appeal, including cross claims. The appeal was fully briefed and oral argument on the appeal took place on September 6, 2018. On February 6, 2019, the Court of Appeals entered a judgment affirming the District Court judgment in all respects in the amount of approximately $89 million. The carrier filed petitions for rehearing and rehearing en banc, both of which were denied by the Court of Appeals on March 7, 2019. On March 15, 2019, the carrier paid the approximately $89 million judgment in full, of which the American Capital share was approximately $53 million. American Capital also intends to petition the District Court for recovery of its reasonable legal fees and costs in connection with the litigation. The extent of American Capital's recovery of such fees and costs is not yet known. We expect that the earliest this matter will be resolved is the end of the second quarter of 2019.

PORTFOLIO COMPANIES

              The following table describes each of the businesses included in our portfolio and reflects data as of March 31, 2019. Percentages shown for class of investment securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities, other than warrants or options, represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own assuming we exercise our warrants or options before dilution.

              We have indicated by footnote portfolio companies (a) where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are presumed to be "controlled" by us under the Investment Company Act and (b) where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company's board of directors and, therefore, are deemed to be an "affiliated person" under the Investment Company Act. We directly or indirectly own less than 5% of the outstanding voting securities of all other portfolio companies (or have no other affiliations with such portfolio companies) listed on the table. We offer to make significant managerial assistance to certain of our portfolio companies. Where we do not hold a seat on the portfolio company's board of directors, we may receive rights to observe such board meetings.

              Where we have indicated by footnote the amount of undrawn commitments to portfolio companies to fund various revolving and delayed draw senior secured and subordinated loans, such undrawn commitments are presented net of (i) standby letters of credit treated as drawn commitments because they are issued and outstanding, (ii) commitments substantially at our discretion and (iii) commitments that are unavailable due to borrowing base or other covenant restrictions.

 PORTFOLIO COMPANIES
As of March 31, 2019
(dollar amounts in millions)
(Unaudited)

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
1A Smart Start, LLC	Provider of ignition interlock	First lien senior secured	7.00% (Libor + 4.50%/M)	8/21/2020		$0.9	(6)
500 E Dallas Road	devices	revolving loan
Suite 100
Grapevine, TX 76051

42 North Dental, LLC	Dental services provider	First lien senior secured		5/27/2022		—	(7)
(fka Gentle Communications, LLC)		revolving loan
200 5th Avenue
Suite 3
Waltham, MA 02451

A.U.L. Corp.	Provider of vehicle service	First lien senior secured		6/5/2023		—	(8)
1250 Main Street	contracts and limited	revolving loan
Suite 300	warranties for passenger	First lien senior secured loan	7.00% (Libor + 4.50%/M)	6/5/2023		7.0
Napa, CA 94559	vehicles

Absolute Dental Management LLC and ADM	Dental services provider	First lien senior secured loan		1/5/2022		7.1
Equity, LLC		First lien senior secured loan	11.00% (Base Rate + 5.50%/Q)	1/5/2022		0.8
526 South Tonopah Drive		Class A preferred units			8.46%	—
Suite 200		Class A common units			8.46%	—
Las Vegas, NV 89106

ACAS Equity Holdings Corporation(4)(5)	Investment company	Common stock			100.00%	0.4
2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067

ACAS Real Estate Holdings Corporation(4)	Real estate holding company	Common stock			100.00%	2.6
2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067

Accommodations Plus Technologies LLC and	Provider of outsourced crew	First lien senior secured		5/11/2023		—	(9)
Accommodations Plus Technologies	accommodations and logistics	revolving loan
Holdings LLC	management solutions to the	Class A common units			0.10%	6.5
265 Broadhollow Road	airline industry
Melville, NY 11747

Acessa Health Inc. (fka HALT Medical, Inc.)	Medical supply provider	Common stock			1.18%	—
121 Sand Creek Road
Suite B
Brentwood, CA 94513

Achilles Acquisition LLC	Benefits broker and	First lien senior secured		10/11/2023		—	(10)
200 Galleria Parkway	outsourced	revolving loan
Atlanta, GA 30339	workflow automation	First lien senior secured loan		10/13/2025		—	(11)
	platform provider for brokers	First lien senior secured loan	6.50% (Libor + 4.00%/M)	10/13/2025		16.7
		First lien senior secured loan	6.50% (Libor + 4.00%/M)	10/13/2025		21.3

ADCS Billings Intermediate Holdings, LLC	Dermatology practice	First lien senior secured	10.25% (Base Rate + 4.75%/Q)	5/18/2022		1.2	(12)
151 South Lane		revolving loan
Suite 300
Maitland, FL 32751

ADF Capital, Inc., ADF Restaurant	Restaurant owner and	First lien senior secured loan		12/18/2018		—	(13)
Group, LLC, and ARG Restaurant	operator	First lien senior secured loan	20.61% PIK (Libor + 18.00%/Q)	12/18/2018		4.1
Holdings, Inc.(4)		First lien senior secured loan		12/18/2018		—
165 Passaic Avenue		Promissory note		12/18/2023	1.86%	—
Fairfield, NJ 07004		Warrant		12/18/2023	95.00%	—	(2)

ADG, LLC and RC IV GEDC Investor LLC	Dental services provider	First lien senior secured	7.25% (Libor + 4.75%/M)	9/28/2022		3.0	(14)
29777 Telegraph Road		revolving loan
Suite 3000		First lien senior secured	9.25% (Base Rate + 3.75%/Q)	9/28/2022		10.1	(14)
Southfeild, MI 48304		revolving loan
		Second lien senior secured	11.88% (Libor + 9.00%/S)	3/28/2024		75.3
		loan
		Membership units			0.92%	0.8

AEP Holdings, Inc. and Arrowhead Holdco	Distributor of	First lien senior secured	8.62% (EURIBOR + 6.00%/Q)	8/31/2021		0.1
Company	non-discretionary, mission-	loan
3787 95th Avenue	critical aftermarket	First lien senior secured loan	8.74% (EURIBOR + 6.00%/Q)	8/31/2021		25.4
Blaine, MN 55104	replacement parts	Common stock			1.17%	2.0

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Aimbridge Acquisition Co., Inc.	Hotel operator	Second lien senior secured	9.99% (Libor + 7.50%/M)	2/1/2027		14.0
5851 Legacy Circle	loan
Suite 400
Plano, TX 75024

Air Medical Group Holdings, Inc. and Air	Emergency air medical	Senior subordinated loan	10.36% (Libor + 7.88%/M)	3/13/2026		179.9
Medical Buyer Corp.	services provider	Warrant			0.08%	1.4	(2)
209 Highway 121 Bypass
Suite 21
Lewisville, TX 75067

Alcami Corporation and	Outsourced drug	First lien senior secured	6.25% (Libor + 3.75%/M)	7/12/2023		1.7	(15)
ACM Holdings I, LLC	development services	revolving loan
2320 Scientific Park Drive	provider	First lien senior secured	6.23% (Libor + 3.75%/M)	7/12/2023		1.7	(15)
Wilmington, NC 28405		revolving loan
		First lien senior secured loan	6.73% (Libor + 4.25%/M)	7/14/2025		29.1
		Second lien senior secured loan	10.48% (Libor + 8.00%/M)	7/13/2026		73.6
		Common units			9.20%	21.1

Alera Group Intermediate Holdings, Inc.	Insurance service provider	First lien senior secured loan		8/1/2025		—	(16)
3 Parkway North		Second lien senior secured		3/5/2026		—	(17)
Deerfield, IL 60015		loan
		Second lien senior secured loan	11.00% (Libor + 8.50%/M)	3/5/2026		25.9

Alphabet Energy, Inc.	Technology developer to	First lien senior secured loan		8/1/2017		—
26225 Eden Landing Road	convert waste-heat into	First lien senior secured loan		8/1/2017		—
Suite D	electricity	Series 1B preferred stock			0.19%	—
Hayward, CA 94545		Warrant		12/12/2023	0.88%	—	(2)

Alteon Health, LLC	Provider of physician	First lien senior secured loan	9.00% (Libor + 6.50%/M)	9/1/2022		2.5
350 Motor Parkway	management services
Suite 309
Hauppauge, NY 11788

AMCP Clean Intermediate, LLC	Provider of janitorial and	First lien senior secured		10/1/2024		—	(18)
150 East 42nd Street	facilities management services	revolving loan
New York, NY 10017		First lien senior secured loan	8.29% (Libor + 5.50%/Q)	10/1/2024		13.7

American Academy Holdings, LLC	Provider of education,	First lien senior secured	10.75% (Base Rate + 5.25%/M)	12/15/2022		0.9	(19)
2233 S Presidents Dr	training, certification,	revolving loan
Suite F	networking, and consulting	First lien senior secured loan	10.75% (Base Rate + 5.25%/M)	12/15/2022		85.8
Salt Lake City, UT 84120	services to medical coders	First lien senior secured loan	10.75% (Base Rate + 5.25%/M)	12/15/2022		92.3
	and other healthcare professionals	Senior subordinated loan	18.50% (Libor + 7.00% Cash, 6.00% PIK/Q)	6/15/2023		85.2

American Residential Services L.L.C.	Heating, ventilation and air	Second lien senior secured	10.50% (Libor + 8.00%/M)	12/31/2022		69.3
965 Ridge Lake Blvd	conditioning services provider	loan
Memphis, TN 38120

American Seafoods Group LLC and	Harvester and processor of	Class A units			0.24%	0.2
American Seafoods Partners LLC	seafood	Warrant		8/19/2035	3.36%	15.6	(2)
2025 First Avenue
Suite 900
Seattle, WA 98121

Amynta Agency Borrower Inc.	Insurance service provider	First lien senior secured loan	7.00% (Libor + 4.50%/M)	2/28/2025		10.5
and Amynta Warranty Borrower Inc.		First lien senior secured loan	7.00% (Libor + 4.50%/M)	2/28/2025		15.8
60 Broad Street
New York, NY 10004

AMZ Holding Corp.	Specialty chemicals	First lien senior secured		6/27/2022		—	(20)
4800 State Road 60 East	manufacturer	revolving loan
Mulberry, FL 33860		First lien senior secured loan	9.50% (Base Rate + 4.00%/Q)	6/27/2022		—
		First lien senior secured loan	7.50% (Libor + 5.00%/M)	6/27/2022		12.0

Apex Clean Energy Holdings, LLC	Developer, builder and owner	First lien senior secured		9/12/2019		—	(21)
310 4th Street, N.E	of utility-scale wind and	revolving loan
Suite 200	solar power facilities	First lien senior secured loan	9.35% (Libor + 6.75%/Q)	9/24/2022		94.7
Charlottesville, VA 22902

Apptio, Inc.	Provider of cloud-based	First lien senior secured		1/10/2025		—	(22)
11100 NE 8th Street	technology business	revolving loan
Suite 600	management solutions	First lien senior secured loan	9.74% (Libor + 7.25%/M)	1/10/2025		50.3
Bellevue, WA 98004

Ares IIIR/IVR CLO Ltd.(5)	Investment vehicle	Subordinated notes		4/16/2021		0.1
P.O. Box 1093 South Church Street
GT Queensgate House
George Town, Grand Cayman
Cayman Islands

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
athenahealth, Inc., VVC Holding Corp.,	Revenue cycle management	First lien senior secured		2/12/2024		—	(23)
Virence Intermediate Holding Corp., and	provider to the physician	revolving loan
Virence Holdings LLC	practices and acute care	First lien senior secured loan	7.20% (Libor + 4.50%/Q)	2/11/2026		31.6
311 Arsenal Street	hospitals	Second lien senior secured	11.20% (Libor + 8.50%/Q)	2/11/2027		206.1
Watertown, MA 02472		loan
		Senior preferred stock	13.62% PIK (Libor + 11.13%)		20.30%	121.8
		Class A interests			0.00%	9.0

Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan	11.13% (Libor + 8.50%/Q)	10/31/2020		3.2
5201 East Tudor Road
Anchorage, AL 99507

Avetta, LLC	Supply chain risk	First lien senior secured		4/10/2024		—	(24)
17671 Cowan	management SaaS platform	revolving loan
Suite 150	for global enterprise	First lien senior secured loan		4/10/2024		—	(25)
Irvine, CA 92614	clients	First lien senior secured loan	7.98% (Libor + 5.50%/M)	4/10/2024		51.8

Badger Sportswear Acquisition, Inc.	Provider of team uniforms	Second lien senior secured	11.50% (Libor + 9.00%/M)	3/11/2024		55.1
111 Badger Lane	and athletic wear	loan
Statesville, NC 28625

Bambino CI Inc.	Manufacturer and provider of	First lien senior secured	7.99% (Libor + 5.50%/M)	10/17/2022		0.1	(26)
747 West 4170	single-use obstetrics products	revolving loan
South Murray, UT 84123		First lien senior secured revolving loan	7.98% (Libor + 5.50%/Q)	10/17/2022		1.1	(26)
		First lien senior secured revolving loan	10.00% (Base Rate + 4.50%/Q)	10/17/2022		1.1	(26)
		First lien senior secured loan	7.99% (Libor + 5.50%/M)	10/17/2023		30.8

Beacon RNG LLC	Owner of natural gas	Class B units			57.57%	35.0
7913 Westpark Drive	facilities
Suite 101
Mclean, VA 22102

Blue Angel Buyer 1, LLC and	Distributor of OEM	First lien senior secured		1/2/2024		—	(27)
Blue Angel Holdco, LLC(3)	appliance	revolving loan
One City Palace	aftermarket parts	First lien senior secured loan		1/2/2025		—	(28)
St. Louis, MO 63141		First lien senior secured loan	7.06% (Libor + 4.25%/Q)	1/2/2025		9.7
		Class A preferred units	8.00% PIK		5.45%	9.7

Blue Campaigns Intermediate Holding Corp.	Provider of fundraising and	First lien senior secured		8/18/2023		—	(29)
and Elevate Parent, Inc. (dba EveryAction)	organizing efforts and digital	revolving loan
1445 New York Avenue. NW	services to non-profits and	First lien senior secured loan	9.39% (Libor + 6.75%/Q)	8/18/2023		27.5
Suite 200	political campaigns	Series A preferred stock			1.60%	1.7
Washington DC, DC 20005

Blue Wolf Capital Fund II, L.P.(3)(5)	Investment partnership	Limited partnership interest			8.50%	2.5
48 Wall Street
31st Floor
New York, NY 10005

Bragg Live Food Products, LLC and	Health food company	First lien senior secured		3/11/2024		—	(30)
SPC Investment Co., L.P.(3)		revolving loan
PO Box 7		First lien senior secured loan	8.35% (Libor + 5.75%/Q)	3/11/2024		36.6
Santa Barbara, CA 93102		Common units			8.80%	14.9

BRG Sports, Inc.	Designer, manufacturer and	Preferred stock			1.65%	0.2
669 Sugar Lane	licensor of branded	Common stock			1.28%	—
Elyria, OH 44035	sporting goods

Cadence Aerospace, LLC	Aerospace precision	First lien senior secured	9.10% (Libor + 6.50%/Q)	11/14/2022		0.7	(31)
2600 94th Street SW	components manufacturer	revolving loan
Suite 150		First lien senior secured	11.00% (Base Rate + 5.50%/Q)	11/14/2022		3.0	(31)
Everett, WA 98204		revolving loan
		First lien senior secured loan	9.09% (Libor + 6.50%/Q)	11/14/2023		31.8
		First lien senior secured loan	9.10% (Libor + 6.50%/Q)	11/14/2023		9.9

CallMiner, Inc.	Provider of cloud-based	Warrant		7/23/2024	1.83%	—	(2)
200 West Street	conversational analytics
Waltham, MA 02452	solutions

Capstone Logistics Acquisition, Inc.	Outsourced supply chain	First lien senior secured		4/7/2021		—	(32)
6525 The Corners Parkway	solutions provider to	revolving loan
Suite 520	operators of distribution
Peachtree Corners, GA 30092	centers

Care Hospice, Inc	Provider of hospice services	First lien senior secured	7.38% (Libor + 4.75%/Q)	4/12/2022		0.6	(33)
500 Faulconer Drive		revolving loan
Suite 200		First lien senior secured	7.23% (Libor + 4.75%/M)	4/12/2022		0.3	(33)
Charlottesville, VA 22903		revolving loan
		First lien senior secured revolving loan	7.23% (Libor + 4.75%/M)	4/12/2022		0.3	(33)

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Carlyle Global Market Strategies CLO 2015-3(5)	Investment vehicle	Subordinated notes	16.00%	7/28/2028		14.0
190 Elgin Avenue
George Town, Grand Cayman KY1-9005
Cayman Islands

CB Trestles OpCo, LLC	Apparel retailer	First lien senior secured	8.45% (Libor + 5.75%/Q)	10/26/2024		4.0	(34)
5935 Darwin Ct		revolving loan
Carlsbad, CA 92008		First lien senior secured loan	8.51% (Libor + 5.75%/S)	10/26/2024		26.2

CCS-CMGC Holdings, Inc.	Correctional facility	First lien senior secured	8.00% (Libor + 5.50%/M)	10/2/2023		1.8	(35)
1283 Murfreesboro Rd	healthcare operator	revolving loan
Suite 500		First lien senior secured loan	8.00% (Libor + 5.50%/M)	10/1/2025		34.6
Nashville, TN 37217

Center for Autism and Related	Autism treatment and	First lien senior secured		11/21/2023		—	(36)
Disorders, LLC	services provider specializing	revolving loan
21600 Oxnard Street	in applied behavior analysis
Suite 1800	therapy
Woodland Hills, CA 91367

Centric Brands Inc. (fka Differential Brands	Designer, marketer and	First lien senior secured	10.00% (Base Rate + 4.50%/Q)	4/29/2023		—	(37)
Group Inc.)(5)	distributor of licensed	revolving loan
350 5th Avenue	and owned apparel	First lien senior secured loan	8.75% (Libor + 6.00%/Q)	10/29/2023		58.1
6th Floor		Common stock				24.6
New York, NY 10118

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest			12.24%	11.9
100 Ritchie Road		Limited partnership interest			7.41%	—	(5)
Waco, TX 76712

ChargePoint, Inc.	Developer and operator of	Warrant		12/24/2024	3.70%	3.0	(2)
1692 Dell Avenue	electric vehicle charging
Campbell, CA 95008	stations

Chariot Acquisition, LLC	Manufacturer of aftermarket	First lien senior secured		9/30/2021		—	(38)
3510 Port Jacksonville Pkwy	golf cart parts and accessories	revolving loan
Jacksonville, FL 32226		First lien senior secured loan	9.10% (Libor + 6.50%/Q)	9/30/2021		18.0
		First lien senior secured loan	9.10% (Libor + 6.50%/Q)	9/30/2021		9.1

Chesapeake Research Review, LLC	Provider of central	First lien senior secured		11/7/2023		—	(39)
and Schulman Associates	institutional	revolving loan
Institutional Review Board, Inc.	review boards over clinical	First lien senior secured loan	8.35% (Libor + 5.75%/Q)	11/7/2023		3.8
6940 Columbia Gateway Drive	trials
Suite 110
Columbia, MD 21046

CHG PPC Parent LLC	Diversified food products	Second lien senior secured	10.25% (Libor + 7.75%/M)	3/30/2026		33.8
2201 Broadway	manufacturer	loan
San Antonio, TX 78215		Second lien senior secured loan	10.00% (Libor + 7.50%/M)	3/30/2026		59.6

Cipriani USA, Inc.	Manager and operator of	First lien senior secured loan	10.50% (Libor + 6.00% Cash,	5/30/2023		3.0
110 E 42nd Street	banquet facilities,		2.00% PIK/Q)
New York, NY 10017	restaurants, hotels and	First lien senior secured loan	10.50% (Libor + 6.00% Cash,	5/30/2023		12.1
	other leisure properties		2.00% PIK/Q)
		First lien senior secured loan	10.50% (Libor + 6.00% Cash, 2.00% PIK/Q)	5/30/2023		3.0
		First lien senior secured loan	10.50% (Libor + 6.00% Cash, 2.00% PIK/Q)	5/30/2023		68.1

Clearwater Analytics, LLC	Provider of integrated	First lien senior secured		9/1/2022		—	(40)
777 W. Main Street	cloud-based investment	revolving loan
Suite 900	portfolio management,
Boise, ID 83702	accounting, reporting
	and analytics software

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units			0.00%	—
65 North San Pedro
San Jose, CA 95110

CoLTs 2005-1 Ltd.(4)(5)	Investment vehicle	Preferred shares				—
P.O. Box 908 Mary Street
GT Walker House
George Town, Grand Cayman
Cayman Islands

CoLTs 2005-2 Ltd.(4)(5)	Investment vehicle	Preferred shares				—
P.O. Box 908 Mary Street
GT Walker House
George Town, Grand Cayman
Cayman Islands

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Command Alkon Incorporated	Software solutions provider to	First lien senior secured	9.50% (Base Rate + 4.00%/M)	9/1/2022		4.0	(41)
1800 International Park Drive	the ready-mix concrete	revolving loan
Suite 400	industry	First lien senior secured loan	7.49% (Libor + 5.00%/M)	9/1/2023		19.7
Birmingham, AL 35243		Second lien senior secured loan	11.49% (Libor + 9.00%/M)	3/1/2024		31.7

Commercial Credit Group, Inc.	Commercial equipment	Senior subordinated loan	12.24% (Libor + 9.75%/M)	8/31/2022		28.0
227 Waste trade Street	finance and leasing company
Suite 1450
Charlotte, NC 28202

Comprehensive EyeCare Partners, LLC	Vision care practice	First lien senior secured	7.31% (Libor + 4.50%/Q)	2/14/2024		0.1	(42)
1256 Main Street	management company	revolving loan
Suite 256		First lien senior secured	7.31% (Libor + 4.50%/Q)	2/14/2024		0.2	(42)
South Lake, TX 76092		revolving loan
		First lien senior secured loan		2/14/2024		—	(43)
		First lien senior secured loan	7.12% (Libor + 4.50%/Q)	2/14/2024		2.4
		First lien senior secured loan	7.12% (Libor + 4.50%/Q)	2/14/2024		5.4

Compuware Parent, LLC	Web and mobile cloud	Class A-1 common stock			0.41%	2.2
777 Mariners Island Blvd	performance testing and	Class B-1 common stock			0.41%	0.4
San Mateo, CA 94404	monitoring services provider	Class C-1 common stock			0.41%	0.3
		Class A-2 common stock			0.41%	—
		Class B-2 common stock			0.41%	—
		Class C-2 common stock			0.41%	—

Consumer Health Parent LLC	Developer and marketer of	Preferred units			0.94%	0.3
8515 E. Anderson Dr.	over-the-counter cold remedy	Series A units			0.94%	—
Scottsdale, AZ 85255	products

Corepoint Health, LLC	Provider of data integration	First lien senior secured		2/17/2020		—	(44)
3010 Gaylord Parkway	and health information	revolving loan
Suite 320	exchange solutions to the
Frisco, TX 75034	healthcare industry

Cozzini Bros., Inc. and BH-Sharp Holdings LP	Provider of commercial knife	First lien senior secured	8.06% (Libor + 5.50%/Q)	3/10/2023		2.0	(45)
350 Howard Avenue	sharpening and cutlery	revolving loan
Des Plaines, IL 60018	services in the restaurant	First lien senior secured	10.00% (Base Rate + 4.50%/Q)	3/10/2023		1.5	(45)
	industry	revolving loan
		First lien senior secured loan	8.06% (Libor + 5.50%/Q)	3/10/2023		11.6
		Common units			3.24%	3.7

CPV Maryland Holding Company II, LLC	Gas turbine power generation	Senior subordinated loan	12.00% PIK	12/31/2020		49.5
c/o Competitive Power Ventures, Inc.	facilities operator
8403 Colesville Road
Suite 915
Silver Spring, MD 20910

CREST Exeter Street Solar 2004-1(5)	Investment vehicle	Preferred shares				—
P.O. Box 908 Mary Street
GT Walker House
George Town, Grand Cayman
Cayman Islands

Crown Health Care Laundry Services, LLC	Provider of outsourced	First lien senior secured		12/20/2021		—	(46)
and Crown Laundry Holdings, LLC(3)	healthcare linen management	revolving loan
1501 North Guillemard Street	solutions	First lien senior secured loan		12/20/2021		—	(47)
Pensacola, FL 32501		First lien senior secured loan	8.75% (Libor + 6.25%/M)	12/20/2021		11.8
		First lien senior secured loan	8.75% (Libor + 6.25%/M)	12/20/2021		11.9
		First lien senior secured loan	8.75% (Libor + 6.25%/M)	12/20/2021		10.1
		First lien senior secured loan	8.75% (Libor + 6.25%/M)	12/20/2021		11.0
		Class A preferred units			10.59%	3.4
		Class B common units			10.59%	1.3

CST Buyer Company (d/b/a Intoxalock)	Provider of ignition interlock	First lien senior secured		3/1/2023		—	(48)
11035 Aurora Ave	devices	revolving loan
Des Moines, IA 50325

D4C Dental Brands HoldCo, Inc.	Dental services provider	First lien senior secured		12/21/2022		—	(49)
and Bambino Group Holdings, LLC		revolving loan
1350 Spring Street NW		Class A preferred units	8.00% PIK		0.64%	1.0
Suite 600
Atlanta, GA 30353

Datix Bidco Limited(5)	Global healthcare software	First lien senior secured loan	7.28% (Libor + 4.50%/S)	4/28/2025		2.9
11 Worple Road	company that provides	First lien senior secured loan	7.28% (Libor + 4.50%/S)	4/28/2025		2.9
Wimbledon, London SW19 4JS	software solutions for patient
United Kingdom	safety and risk management

DCA Investment Holding, LLC	Multi-branded dental practice	First lien senior secured	9.75% (Base Rate + 4.25%/Q)	7/2/2021		0.1	(50)
6240 Lake osprey drive	management	revolving loan
Sarasota, FL 34240		First lien senior secured loan	7.85% (Libor + 5.25%/Q)	7/2/2021		18.5

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
DecoPac, Inc.	Supplier of cake decorating	First lien senior secured		9/29/2023		—	(51)
3500 Thurston Avenue	solutions and products to	revolving loan
Anoka, MN 55303	in-store bakeries

Dent Wizard International Corporation and	Automotive reconditioning	Second lien senior secured	10.50% (Libor + 8.00%/M)	10/7/2020		45.0
DWH Equity Investors, L.P.	services	loan
4710 Earth City Expressway		Class A common stock			0.44%	0.7
Bridgeton, MO 63044		Class B common stock			0.37%	1.5

DFC Global Facility Borrower II LLC(5)	Non-bank provider of	First lien senior secured	13.24% (Libor + 10.75%/M)	9/27/2022		94.6	(52)
74 E Swedesford Road	alternative financial services	revolving loan
Suite 150
Malvern, PA 19355

DFS Holding Company, Inc.	Distributor of maintenance,	First lien senior secured loan	8.25% (Libor + 5.75%/M)	3/1/2022		4.5
607 W Dempster Street	repair, and operations parts,	First lien senior secured loan	8.25% (Libor + 5.75%/M)	2/17/2022		64.3
Mount Prospect, IL 60056	supplies, and equipment to	First lien senior secured loan	8.25% (Libor + 5.75%/M)	2/17/2022		91.4
	the foodservice industry	First lien senior secured loan	8.25% (Libor + 5.75%/M)	2/17/2022		19.5

DGH Borrower LLC	Developer, owner and	First lien senior secured loan		6/8/2023		—	(53)
358 North Shore Drive	operator of quick start, small-	First lien senior secured loan	9.10% (Libor + 6.50%/Q)	6/8/2023		52.3
Suite 201	scale natural gas-fired power
Pittsburgh, PA 15212	generation projects

Directworks, Inc. and Co-Exprise	Provider of cloud-based	First lien senior secured loan		4/1/2018		—
Holdings, Inc.	software solutions for direct	Warrant		12/19/2024	4.76%	—	(2)
6021 Wallace Road	materials sourcing and
Suite 300	supplier management for
Wexford, PA 15090	manufacturers

Display Holding Company, Inc.,	Provider of visual	First lien senior secured	9.25% (Base Rate + 3.75%/Q)	3/13/2024		0.1	(54)
Saldon Holdings, Inc.	communications solutions	revolving loan
and Fastsigns Holdings Inc.		First lien senior secured loan	7.25% (Libor + 4.75%/M)	3/13/2025		16.3
2542 Highlander Way		Common units			60.00%	0.6
Carrollton, TX 75006

Dorner Holding Corp.	Manufacturer of precision	First lien senior secured		3/15/2022		—	(55)
975 Cottonwood Avenue	unit conveyors	revolving loan
Hartland, WI 53029

Doxim Inc.(5)	Enterprise content	First lien senior secured loan		2/28/2024		—	(56)
1380 Rodick Road	management provider	First lien senior secured loan	8.48% (Libor + 6.00%/M)	2/28/2024		0.6
Suite 102		First lien senior secured loan	8.61% (Libor + 6.00%/Q)	2/28/2024		4.2
Markham, ON L3R 4G5		First lien senior secured loan	8.60% (Libor + 6.00%/Q)	2/28/2024		10.2
Canada

DRB Holdings, LLC	Provider of integrated	First lien senior secured	8.61% (Libor + 6.00%/Q)	10/6/2023		3.3	(57)
3245 Pickle Road	technology solutions	revolving loan
Akron, OH 44312	to car wash operators	First lien senior secured revolving loan	10.50% (Base Rate + 5.00%/S)	10/6/2023		2.0	(57)
		First lien senior secured loan	8.60% (Libor + 6.00%/Q)	10/6/2023		23.7

DTI Holdco, Inc. and	Provider of legal process	First lien senior secured	7.00% (Libor + 4.50%/M)	9/30/2021		0.9	(58)
OPE DTI Holdings, Inc.	outsourcing and managed	revolving loan
2 Ravinia Drive	services	First lien senior secured	6.99% (Libor + 4.50%/M)	9/30/2021		1.3	(58)
Suite 850		revolving loan
Atlanta, GA 30346		Class A common stock			0.86%	7.4
		Class B common stock			0.86%	—

Eaton Vance CDO X plc(5)	Investment vehicle	Subordinated notes		2/22/2027		—
85 Merrion Square
Dublin 2
Ireland

ECI Purchaser Company, LLC	Manufacturer of equipment	First lien senior secured loan	9.13% (Libor + 6.25%/S)	12/31/2019		21.5
890 Winter Street	to safely control pressurized	First lien senior secured loan	9.15% (Libor + 6.25%/S)	12/31/2019		87.8
Suite 130	gases	First lien senior secured loan	9.15% (Libor + 6.25%/S)	12/31/2019		74.0
Waltham, MA 02451		First lien senior secured loan	9.13% (Libor + 6.25%/S)	12/31/2019		0.3
		First lien senior secured loan	9.13% (Libor + 6.25%/S)	12/31/2019		0.2

Eckler Industries, Inc. and	Restoration parts and	First lien senior secured	12.00% PIK	5/25/2022		2.8	(59)
Eckler Purchaser LLC(4)	accessories provider for	revolving loan
5200 S. Washington Ave	classic automobiles	First lien senior secured loan	12.00% PIK	5/25/2022		18.8
Titusville, FL 32780		Class A preferred units			67.97%	0.5
		Class A common units			67.97%	—

Edward Don & Company, LLC and	Distributor of foodservice	Membership units			2.02%	4.2
VCP-EDC Co-Invest, LLC	equipment and supplies
9801 Adam Don Pkwy
Woodridge, IL 60517

Emergency Communications Network, LLC	Provider of mission critical	First lien senior secured		6/1/2022		—	(60)
780 W Granada Blvd	emergency mass notification	revolving loan
Ormond Beach, FL 32174	solutions	First lien senior secured loan	8.75% (Libor + 6.25%/M)	6/1/2023		24.1
		First lien senior secured loan	8.75% (Libor + 6.25%/M)	6/1/2023		18.9

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Emerus Holdings, Inc.	Freestanding 24-hour	First lien senior secured		9/1/2020		—	(61)
82330 North Loop 1604 W	emergency care	revolving loan
San Antonio, TX 78249	micro-hospitals operator	First lien senior secured loan	14.00%	2/28/2022		16.5

EN Engineering, L.L.C.	National utility services firm	First lien senior secured		6/30/2021		—	(62)
28100 Torch Parkway	providing engineering and	revolving loan
Suite 400	consulting services to natural
Warrenville, IL 60555	gas, electric power and other
	energy and industrial end
	markets

Entertainment Partners, LLC and	Provider of entertainment	First lien senior secured		5/8/2023		—	(63)
Entertainment Partners Canada Inc.	workforce and production	revolving loan
2835 North Naomi Street	management solutions	First lien senior secured loan		5/8/2023		—	(64)
Burbank, CA 91504		First lien senior secured loan	7.47% (CIBOR + 5.50%/M)	5/8/2022		2.6	(5)
		First lien senior secured loan	7.69% (CIBOR + 5.50%/Q)	5/8/2022		0.9	(5)
		First lien senior secured loan	7.85% (CIBOR + 5.50%/S)	5/8/2022		2.6	(5)
		First lien senior secured loan	8.25% (Libor + 5.75%/M)	5/8/2023		21.8
		First lien senior secured loan	8.49% (Libor + 5.75%/Q)	5/8/2023		26.4
		First lien senior secured loan	8.59% (Libor + 5.75%/Q)	5/8/2023		26.4

Episerver Inc. and Goldcup 17308 AB	Provider of web content	First lien senior secured		12/3/2019		—	(65)
542A Amherst Street	management and digital	revolving loan
Route 101A	commerce solutions	First lien senior secured		10/9/2024		—	(66)
Nashua, NH 03063		revolving loan
		First lien senior secured loan	8.25% (Libor + 5.75%/M)	10/9/2024		27.4
		First lien senior secured loan	8.61% (EURIBOR + 6.00%/Q)	10/9/2024		6.1	(5)

ESCP PPG Holdings, LLC(3)	Distributor of new equipment	Class A units			7.91%	2.8
8330 State Road	and aftermarket parts to the
Philadelphia, PA 19136	heavy-duty truck industry

European Capital UK SME Debt LP(3)(5)	Investment partnership	Limited partnership interest			45.00%	39.6
1st James's Market
London LSW1Y 4AH
United Kingdom

Everspin Technologies, Inc.	Designer and manufacturer	Warrant		10/7/2026	3.98%	—	(2)
1347 N Alma School Road	of computer memory
Suite 220	solutions
Chandler, AZ 85224

Excelligence Holdings Corp.	Developer, manufacturer and	First lien senior secured loan	8.50% (Libor + 6.00%/M)	4/18/2023		7.8
2 Lower Ragsdale Drive	retailer of educational
#215	products
Monterey, CA 93940

Extenet Systems, Inc.	Provider of antenna networks	First lien senior secured	8.25% (Base Rate + 2.75%/Q)	11/13/2022		0.8	(67)
3030 Warrenville Road DuPage	for use by wireless service	revolving loan
Suite 340	providers, government
DuPage, IL 60532	agencies, healthcare organizations and other commercial enterprises

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Common units			3.20%	0.2
110 Beasley Road
Cartersville, GA 30120

Ferraro Fine Foods Corp. and Italian Fine Foods Holdings L.P.	Specialty Italian food distributor	First lien senior secured revolving loan	6.95% (Libor + 4.25%/Q)	5/9/2023		0.3	(68)
287 South Randolphville Road		First lien senior secured	8.75% (Base Rate + 3.25%/Q)	5/9/2023		0.5	(68)
Piscataway, NJ 08854		revolving loan
		First lien senior secured loan	6.85% (Libor + 4.25%/Q)	5/9/2024		0.7
		First lien senior secured loan	6.95% (Libor + 4.25%/Q)	5/9/2024		9.4
		Class A common units			1.12%	3.5

Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.(3)	Debt collection services provider	Common stock			18.00%	—
1967 Lakeside Parkway
Suite 402
Tucker, GA 30084

First Insight, Inc.	Software company providing	Warrant		3/20/2024	0.88%	—	(2)
1606 Carmody Court	merchandising and pricing
Suite 106	solutions to companies
Sewickley, PA 15143	worldwide

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Flinn Scientific, Inc. and WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and	First lien senior secured revolving loan		8/31/2023		—	(69)
770 N. Raddant Rd	resources	First lien senior secured loan	7.53% (Libor + 4.75%/Q)	8/31/2023		20.8
Batavia, IL 60510		First lien senior secured loan	7.35% (Libor + 4.75%/Q)	8/31/2023		0.1
		First lien senior secured loan	7.53% (Libor + 4.75%/S)	8/31/2023		25.4
		First lien senior secured loan	7.58% (Libor + 4.75%/A)	8/31/2023		1.2
		Series A preferred stock			1.27%	1.0

Flow Control Solutions, Inc.	Distributor and manufacturer	First lien senior secured		11/21/2024		—	(70)
7869 Route 98	of flow control systems	revolving loan
Arcade, NY 14009	components	First lien senior secured loan		11/21/2024		—	(71)
		First lien senior secured loan	7.85% (Libor + 5.25%/Q)	11/21/2024		13.6

FM: Systems Group LLC	Provider of facilities and	First lien senior secured		1/31/2022		—	(72)
2301 Sugar Bush Road	space management software	revolving loan
Suite 500	solutions
Raleigh, NC 27612

Foundation Risk Partners, Corp.	Full service independent	First lien senior secured	7.35% (Libor + 4.75%/Q)	11/10/2023		3.6	(73)
4634 Gulfstarr Drive	insurance agency	revolving loan
Destin, FL 32541		First lien senior secured loan	7.35% (Libor + 4.75%/Q)	11/10/2023		22.2
		Second lien senior secured loan	11.20% (Libor + 8.50%/Q)	11/10/2024		6.3
		Second lien senior secured loan	11.10% (Libor + 8.50%/Q)	11/10/2024		15.4
		Second lien senior secured loan	11.10% (Libor + 8.50%/Q)	11/10/2024		19.1
		Second lien senior secured loan	11.10% (Libor + 8.50%/Q)	11/10/2024		27.5

Frontline Technologies Group Holding LLC,	Provider of human capital	First lien senior secured loan		9/18/2023		—	(74)
Frontline Technologies Blocker Buyer, Inc.,	management and SaaS-based	First lien senior secured loan	9.10% (Libor + 6.50%/Q)	9/18/2023		1.9
Frontline Technologies Holdings, LLC and	software solutions to	Class A preferred units	9.00% PIK		0.62%	5.7
Frontline Technologies Parent, LLC	employees and administrators	Class B common units			0.62%	—
1400 Atwater Drive	of K-12 school organizations
Malvern, PA 19355

FS Squared Holding Corp. and	Provider of on-site vending	First lien senior secured		3/28/2024		—	(75)
FS Squared, LLC	and micro market solutions	revolving loan
6005 Century Oaks Dr #100		First lien senior secured loan		3/28/2025		—	(76)
Chattanooga, TN 37416		First lien senior secured loan	9.75% (Base Rate + 4.25%/Q)	3/28/2025		4.3
		First lien senior secured loan	9.75% (Base Rate + 4.25%/Q)	3/28/2025		0.1
		Class A units			3.62%	10.0

FWR Holding Corporation	Restaurant owner, operator,	First lien senior secured	8.00% (Libor + 5.50%/M)	8/21/2023		0.5	(77)
8027 Cooper Creed Boulevard	and franchisor	revolving loan
#103		First lien senior secured loan		8/21/2023		—	(78)
University Park, FL 34201		First lien senior secured loan	8.00% (Libor + 5.50%/M)	8/21/2023		0.8
		First lien senior secured loan	7.99% (Libor + 5.50%/M)	8/21/2023		0.5
		First lien senior secured loan	8.00% (Libor + 5.50%/M)	8/21/2023		0.5
		First lien senior secured loan	8.00% (Libor + 5.50%/M)	8/21/2023		4.0

Garden Fresh Restaurant Corp. and	Restaurant owner and	First lien senior secured		2/1/2022		—	(79)
GFRC Holdings LLC	operator	revolving loan
15822 Bernardo Center Drive		First lien senior secured loan	10.63% (Libor + 8.00%/Q)	2/1/2022		23.4
Suite A
San Diego, CA 92127

GB Auto Service Holdings, LLC	Automotive parts and repair	First lien senior secured		10/19/2024		—	(80)
2910 North Swan Road	services retailer	revolving loan
Suite 110		First lien senior secured loan		10/19/2024		—	(81)
Tucson, AZ 85712		First lien senior secured loan	8.49% (Libor + 6.00%/M)	10/19/2024		22.1
		Common units			92.50%	4.6

Gehl Foods, LLC and GF Parent LLC	Producer of low-acid, aseptic	Class A			2.58%	—
4757 Nexus Center Drive	food and beverage products	preferred units
San Diego, CA 92121		Class A common units			2.58%	—
		Class B common units			2.58%	—

Genesis Acquisition Co. and	Child care management	First lien senior secured		7/31/2024		—	(82)
Genesis Holding Co.	software and services	revolving loan
1 West Main Street	provider	First lien senior secured loan		7/31/2024		—	(83)
Ste 201		First lien senior secured loan	6.60% (Libor + 4.00%/Q)	7/31/2024		5.5
Medford, OR 97501		Second lien senior secured loan		7/31/2025		—	(84)
		Second lien senior secured loan	10.24% (Libor + 7.50%/Q)	7/31/2025		25.8
		Class A common stock			7.99%	0.8

Genomatica, Inc.	Developer of a biotechnology	Warrant		3/28/2023	0.70%	—	(2)
100 Acorn Park Drive	platform for the production
Cambridge Discovery Park 5th Floor	of chemical products
Cambridge, MA 02140

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
GHX Ultimate Parent Corporation, Commerce	On-demand supply chain	Second lien senior secured	10.60% (Libor + 8.00%/Q)	6/30/2025		34.5
Parent, Inc. and Commerce Topco, LLC	automation solutions provider	loan
1315 W Century Drive	to the healthcare industry	Series A preferred stock	13.55% PIK (Libor + 10.95%)		64.15%	138.1
Suite 100		Class A units			1.34%	16.7
Louisville, CO 80027

Gordian Group, LLC	Provider of products, services	Common stock			5.00%	—
950 Third Avenue	and software to organizations
17th Floor	pursuing efficient and
New York, NY 10022	effective procurement and
	information solutions

Graphpad Software, LLC	Provider of data analysis,	First lien senior secured		12/21/2023		—	(85)
7825 Fay Avenue #230	statistics, and visualization	revolving loan
La Jolla, CA 92037	software solutions for
	scientific research applications

Green Energy Partners, Stonewall LLC and	Gas turbine power generation	First lien senior secured loan	8.10% (Libor + 5.50%/Q)	11/13/2021		24.6
Panda Stonewall Intermediate	facilities operator	Senior subordinated loan	13.25%	12/31/2021		20.6
Holdings II LLC		Senior subordinated loan	13.25%	12/31/2021		96.5
12 Paoli Pike
Suite 5
Paoli, PA 19301

Greenphire, Inc. and	Software provider for clinical	Limited partnership interest		12/29/2024	99.90%	3.3
RMCF III CIV XXIX, L.P	trial management
640 Freedom Business Center Drive
Suite 201
King of Prussia, PA 19406

GS Pretium Holdings, Inc.	Manufacturer and supplier of	Common stock			0.41%	1.1
15450 South Outer Forty Drive	high performance plastic
Suite 120	containers
Chesterfield, MO 63017

GTCR-Ultra Holdings III, LLC and	Provider of payment	First lien senior secured		8/1/2022		—	(86)
GTCR-Ultra Holdings LLC	processing and merchant	revolving loan
12120 Sunset Hills Road	acquiring solutions	First lien senior secured loan	7.75% (Libor + 5.25%/M)	8/1/2024		6.5
500 Reston, VA 20190		Class A-2 units			0.83%	1.3
		Class B units			0.82%	—

H-Food Holdings, LLC and	Food Contract Manufacturer	First lien senior secured loan	6.50% (Libor + 4.00%/M)	5/23/2025		19.6
Matterhorn Parent, LLC		Second lien senior secured	9.50% (Libor + 7.00%/M)	3/2/2026		71.6
3500 Lacey Road		loan
Suite 300		Common units			0.43%	5.8
Downers Grove, IL 60515

HAI Acquisition Corporation and Aloha	Professional employer	First lien senior secured		11/1/2023		—	(87)
Topco, LLC	organization offering human	revolving loan
6600 Kalanianaole Hwy	resources, compliance and	First lien senior secured loan	8.74% (Libor + 6.00%/Q)	11/1/2024		66.0
Suite 200	risk management services	Class A units			0.82%	2.1
Honolulu, HI 96825

Halex Holdings, Inc.(4)	Manufacturer of flooring	First lien senior secured		12/31/2018		—	(88)
4200 Santa Ana Street	installation products	revolving loan
Ontario, CA 91761		Common stock			100.00%	—

Harvey Tool Company, LLC	Manufacturer of cutting tools	First lien senior secured	7.00% (Libor + 4.50%/M)	10/12/2023		0.4	(89)
428 Newburyport Turnpike	to the metalworking industry	revolving loan
Rowley, MA 01969		First lien senior secured loan		10/12/2024		—	(90)
		First lien senior secured loan	7.62% (Libor + 4.75%/S)	10/12/2024		4.9
		First lien senior secured loan	7.35% (Libor + 4.75%/Q)	10/12/2024		30.6
		Second lien senior secured loan		10/12/2025		—	(91)
		Second lien senior secured loan	11.30% (Libor + 8.50%/Q)	10/12/2025		43.7

HCI Equity, LLC(4)(5)	Investment company	Member interest			100.00%	0.1
2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067

Help/Systems Holdings, Inc.	Provider of IT operations	First lien senior secured		3/29/2023		—	(92)
6455 City West ParkWay	management and	revolving loan
Eden Prairie, MN 55344	cybersecurity software

Herbert Park B.V.(5)	Investment vehicle	Subordinated notes		10/20/2026		—
238 Herikerbergweg
Luna Arena, 1101 CM
Amsterdam, Zuidoost
The Netherlands

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Heritage Food Service Group, Inc. and	Distributor of repair and	Second lien senior secured	11.06% (Libor + 8.50%/Q)	10/20/2022		31.6
WCI-HFG Holdings, LLC	replacement parts for	loan
5130 Executive Boulevard	commercial kitchen	Preferred units	8.00% PIK		2.50%	4.5
Fort Wayne, IN 46808	equipment

Hometown Food Company	Food distributor	First lien senior secured	7.75% (Libor + 5.25%/M)	8/31/2023		0.2	(93)
500 W Madison street		revolving loan
Chicago, IL 60661		First lien senior secured loan	7.75% (Libor + 5.25%/M)	8/31/2023		9.0

Hygiena Borrower LLC 941 Avenida Acaso	Adenosine triphosphate testing technology provider	First lien senior secured revolving loan		8/26/2022		—	(94)
Carmarillo, CA 93012		First lien senior secured loan		8/26/2022		—	(95)
		First lien senior secured loan	6.60% (Libor + 4.00%/Q)	8/26/2022		9.5
		Second lien senior secured loan		8/26/2023		—	(96)
		Second lien senior secured loan	10.35% (Libor + 7.75%/Q)	8/26/2023		11.1
		Second lien senior secured loan	10.35% (Libor + 7.75%/Q)	8/26/2023		0.6
		Second lien senior secured loan	10.35% (Libor + 7.75%/Q)	8/26/2023		2.5
		Second lien senior secured loan	10.35% (Libor + 7.75%/Q)	8/26/2023		10.7

IfByPhone Inc.	Voice-based marketing	Warrant		10/15/2022	5.00%	0.1	(2)
300 W. Adams Street	automation software provider
Suite 900
Chicago, IL 60606

Imaging Business Machines, L.L.C. and	Provider of high-speed	Senior subordinated loan	14.00%	6/15/2022		8.3
Scanner Holdings Corporation(4)	intelligent document scanning	Senior subordinated loan	14.00%	6/15/2022		8.3
2750 Crestwood Blvd	hardware and software	Series A preferred stock			85.81%	7.0
Birmingham, AL 35210		Class A common stock			8.19%	—
		Class B common stock			8.19%	—

IMIA Holdings, Inc.	Marine preservation	First lien senior secured		10/26/2024		—	(97)
7884 Spanish Fort Blvd	maintenance company	revolving loan
Spanish Fort, AL 36527		First lien senior secured loan	7.10% (Libor + 4.50%/Q)	10/26/2024		2.8
		First lien senior secured loan	7.10% (Libor + 4.50%/Q)	10/26/2024		18.0

Implementation Management Assistance, LLC	Revenue cycle consulting	First lien senior secured	7.10% (Libor + 4.50%/Q)	12/13/2023		10.1	(98)
3 Dickinson Drive	firm to the	revolving loan
Suite 200	healthcare industry	First lien senior secured loan		12/13/2023		—	(99)
Chadds Ford, PA 19317		First lien senior secured loan	7.10% (Libor + 4.50%/Q)	12/13/2023		16.6

Implus Footcare, LLC	Provider of footwear and	First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/30/2021		14.1
2001 T.W. Alexander Drive	other accessories	First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/30/2021		5.0
Box 13925		First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/30/2021		64.8
Durham, NC 27709-3925		First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/30/2021		30.7
		First lien senior secured loan	9.38% (Libor + 6.75%/Q)	4/30/2021		0.2

Indra Holdings Corp.	Designer, marketer, and	First lien senior secured loan	6.83% (Libor + 4.25%/Q)	5/1/2021		6.1
9655 International Blvd	distributor of rain	Second lien senior secured		11/1/2021		15.0
Cincinnati, OH 45246	and cold weather products	loan

Infilaw Holding, LLC	Operator of for-profit law	First lien senior secured		2/1/2018		—	(100)
1100 5th Avenue South	schools	revolving loan
Suite 301
Naples, FL 34102

Infinite Electronics, Inc.	Manufacturer and	First lien senior secured		7/3/2023		—	(101)
17802 Fitch	distributor of radio	revolving loan
Irvine, CA 92614	frequency and microwave	First lien senior secured loan	6.50% (Libor + 4.00%/M)	7/2/2025		10.3
	electronic components

Infogix, Inc. and Infogix Parent Corporation	Enterprise data analytics and	First lien senior secured		4/30/2024		—	(102)
1240 E. Diehl Rd	integrity software solutions	revolving loan
Suite 400	provider	Series A preferred stock	9.00% PIK		1.47%	2.5
Naperville, IL 60563		Common stock			1.47%	—

Inmar, Inc.	Technology-driven solutions	First lien senior secured loan	6.60% (Libor + 4.00%/Q)	5/1/2024		25.4
2601 Pilgrim CourtWinston	provider for retailers,	Second lien senior secured	10.60% (Libor + 8.00%/Q)	5/1/2025		27.4
Salem, NC 27106	wholesalers and	loan
	manufacturers

Instituto de Banca y Comercio, Inc. &	Private school operator	First lien senior secured loan	11.74% (Libor + 9.00%/Q)	10/31/2020		12.3
Leeds IV Advisors, Inc.		Series B preferred stock			5.00%	—
1660 Calle Santa Ana		Series C preferred stock			3.98%	—
Santurce, Puerto Rico 00909		Series B preferred stock				—
		Series C preferred stock				—
		Senior preferred series A-1 shares			83.50%	18.8
		Common stock				—
		Common stock			4.02%	—

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
InterVision Systems, LLC and	Provider of cloud based IT	First lien senior secured loan	10.26% (Libor + 7.77%/M)	5/31/2022		15.5
InterVision Holdings, LLC	solutions, infrastructure and	First lien senior secured loan	10.97% (Libor + 8.47%/M)	5/31/2022		23.5
2270 Martin Avenue	services	First lien senior secured loan	10.97% (Libor + 8.47%/M)	5/31/2022		9.5
Santa Clara, CA 95050		Class A membership units			2.50%	0.4

IntraPac International LLC and	Manufacturer of diversified	First lien senior secured	8.06% (Libor + 5.50%/Q)	1/13/2025		0.8	(103)
IntraPac Canada Corporation	packaging solutions and	revolving loan
136 Fairview Road	plastic injection molded	First lien senior secured	8.20% (Libor + 5.50%/Q)	1/13/2025		2.5	(103)
Suite 320	products	revolving loan
Mooresville, NC 28117		First lien senior secured loan	8.20% (Libor + 5.50%/M)	1/12/2026		22.8	(5)
		First lien senior secured loan	8.20% (Libor + 5.50%/M)	1/12/2026		44.7

Invoice Cloud, Inc.	Provider of electronic	First lien senior secured		2/11/2024		—	(104)
35 Braintree Hill	payment processing	revolving loan
Office Park	solutions	First lien senior secured loan		2/11/2024		—	(105)
Braintree, MA 02184		First lien senior secured loan	9.20% (Libor + 6.50%/Q)	2/11/2024		32.1

Ioxus, Inc.(3)	Energy storage devices	First lien senior secured loan		12/30/2019		1.4
18 Stadium Circle		First lien senior secured loan	9.00% Cash, 3.00% PIK	12/30/2019		5.7
Oneonta, NY 13820		Series CC preferred stock				—
		Warrant		1/27/2026	19.49%	—	(2)
		Warrant		8/24/2026	19.49%	—	(2)
		Warrant		1/27/2027	5.51%	—	(2)

iParadigms Holdings, LLC	Anti-plagiarism software	Second lien senior secured	9.85% (Libor + 7.25%/Q)	7/29/2022		32.5
1111 Broadway	provider to the education	loan
3rd Floor	market
Oakland, CA 94607

iPipeline, Inc., Internet Pipeline, Inc., iPipeline	Provider of SaaS-based	First lien senior secured		8/4/2021		—	(106)
Limited and iPipeline Holdings, Inc.	software solutions to the	revolving loan
222 Valley Creek Blvd	insurance and financial	First lien senior secured loan	7.25% (Libor + 4.75%/M)	8/4/2022		11.4	(5)
Suite 300	services industry	First lien senior secured loan	7.25% (Libor + 4.75%/M)	8/4/2022		7.4
Exton, PA 19341		First lien senior secured loan	7.25% (Libor + 4.75%/M)	8/4/2022		5.0
		First lien senior secured loan	7.25% (Libor + 4.75%/M)	8/4/2022		16.2
		First lien senior secured loan	7.25% (Libor + 4.75%/M)	8/4/2022		14.5
		Preferred stock			0.73%	5.2
		Common stock			0.64%	0.1

IRI Holdings, Inc., IRI Group Holdings, Inc.	Market research company	First lien senior secured loan	7.13% (Libor + 4.50%/Q)	11/30/2025		30.9
and IRI Parent, L.P.	focused on the consumer	First lien senior secured loan	7.13% (Libor + 4.50%/Q)	11/30/2025		34.2
150 North Clinton Street	packaged goods industry	Second lien senior secured	10.63% (Libor + 8.00%/Q)	11/30/2026		85.1
Chicago, IL 60661		loan
		Series A-1 preferred shares	13.39% PIK (Libor + 10.79%)		23.45%	49.0
		Class A-1 common units			1.26%	9.1

Ivy Hill Asset Management, L.P.(4)(5)	Asset management services	Member interest			100.00%	534.0
245 Park Avenue
44th Floor
New York, NY 10167

Javlin Three LLC, Javlin Four LLC, and	Asset-backed financial	First lien senior secured loan		6/24/2017		8.5
Javlin Five LLC(5)	services company
1414 Harney Street
Suite 440
Omaha, NE 68102

JDC Healthcare Management, LLC	Dental services provider	First lien senior secured	10.24% (Libor + 7.75%/M)	4/11/2022		0.8	(107)
3030 Lyndon B Johnson		revolving loan
Fwy #1400		First lien senior secured	10.25% (Libor + 7.75%/M)	4/11/2022		0.8	(107)
Dallas, TX 75231		revolving loan
		First lien senior secured loan		4/10/2023		—	(108)
		First lien senior secured loan	10.24% (Libor + 6.75% Cash, 1.00% PIK/Q)	4/10/2023		3.9
		First lien senior secured loan	10.25% (Libor + 6.75% Cash, 1.00% PIK/Q)	4/10/2023		9.2
		First lien senior secured loan	10.25% (Libor + 6.75% Cash, 1.00% PIK/Q)	4/10/2023		18.3

Jim N Nicks Management, LLC	Restaurant owner and	First lien senior secured	7.85% (Libor + 5.25%/Q)	7/10/2023		2.7	(109)
3755 Corporate Woods Drive	operator	revolving loan
Birmingham, AL 35242		First lien senior secured loan		7/10/2023		—	(110)
		First lien senior secured loan	7.85% (Libor + 5.25%/Q)	7/10/2023		1.1
		First lien senior secured loan	7.85% (Libor + 5.25%/Q)	7/10/2023		13.5

Joule Unlimited Technologies, Inc. and	Renewable fuel and chemical	First lien senior secured loan		10/1/2018		—
Stichting Joule Global Foundation	production developer	First lien senior secured loan		10/1/2018		—
18 Crosby Drive		Warrant		7/25/2023	0.99%	—	(2)(5)
Bedford, MA 01730

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Joyce Lane Capital LLC and	Specialty finance company	First lien senior secured loan		12/27/2022		—	(111)
Joyce Lane Financing SPV LLC		First lien senior secured loan	6.60% (Libor + 4.00%/Q)	12/27/2022		0.8
(fka Ciena Capital LLC)(4)(5)		Equity interests			100.00%	2.9
1633 Broadway
39th Floor
New York, NY 10019

JWC/KI Holdings, LLC	Foodservice sales and	Membership units			5.13%	7.1
1701 Crossroads Drive	marketing agency
Odenton, MD 21113

Kaufman, Hall & Associates, LLC	Provider of specialty advisory	First lien senior secured	7.49% (Libor + 5.00%/M)	11/9/2023		0.5	(112)
5202 Old Orchard Rd	services and software	revolving loan
700 Skokie, IL 60077	solutions to the	First lien senior secured loan	7.74% (Libor + 5.25%/M)	5/9/2025		5.4
	healthcare market	First lien senior secured loan	7.74% (Libor + 5.25%/M)	5/9/2025		8.1
		First lien senior secured loan	7.93% (Libor + 5.25%/S)	5/9/2025		4.5
		First lien senior secured loan	7.93% (Libor + 5.25%/S)	5/9/2025		6.7

KBHS Acquisition, LLC	Provider of behavioral health	First lien senior secured	7.48% (Libor + 5.00%/M)	3/17/2022		0.9	(113)
(d/b/a Alita Care, LLC)	services	revolving loan
160 Chubb Avenue		First lien senior secured	7.49% (Libor + 5.00%/M)	3/17/2022		0.9	(113)
Suite 206		revolving loan
Lyndhurst, NJ 07071		First lien senior secured	7.48% (Libor + 5.00%/M)	3/17/2022		0.2	(113)
		revolving loan
		First lien senior secured	7.49% (Libor + 5.00%/M)	3/17/2022		0.5	(113)
		revolving loan
		First lien senior secured revolving loan	7.50% (Libor + 5.00%/M)	3/17/2022		2.0	(113)
		First lien senior secured revolving loan	9.50% (Base Rate + 4.00%/Q)	3/17/2022		0.2	(113)

KC Culinarte Intermediate, LLC	Manufacturer of fresh	Second lien senior secured	10.25% (Libor + 7.75%/M)	8/24/2026		35.3
330 Lynnway	refrigerated and frozen	loan
Lynn, MA 01901	food products

Key Surgical LLC	Provider of sterile processing,	First lien senior secured		6/1/2022		—	(114)
8101 Wallas Road	operating room and	revolving loan
Minneapolis, MN 55344	instrument care supplies	First lien senior secured loan	5.75% (EURIBOR + 4.75%/Q)	6/1/2023		16.6
	for hospitals

KHC Holdings, Inc. and Kele Holdco, Inc.	Catalog-based distribution	First lien senior secured	6.75% (Libor + 4.25%/M)	10/30/2020		0.4	(115)
3300 Brother Blvd	services provider for building	revolving loan
Bartlett, TN 38133	automation systems	First lien senior secured loan	8.60% (Libor + 6.00%/Q)	10/30/2022		65.9
		Common stock			2.71%	3.8

KPS Global LLC and Cool Group LLC	Walk-in cooler and	First lien senior secured loan	5.11% (Libor + 2.63%/M)	4/5/2022		1.6
4201 N Beach Street	freezer systems	First lien senior secured loan	9.67% (Libor + 7.19%/M)	4/5/2022		4.3
Fort Worth, TX 76137		First lien senior secured loan	9.62% (Libor + 7.14%/M)	4/5/2022		10.5
		First lien senior secured loan	9.62% (Libor + 7.14%/M)	4/5/2022		5.2
		Class A units			1.60%	1.5

Labstat International Inc.(5)	Lab testing services for	First lien senior secured		6/25/2024		—	(116)
262 Manitou Drive	nicotine containing	revolving loan
Kitchener, ON N2C 1L3	products	First lien senior secured loan	8.27% (CIBOR + 6.25%/Q)	6/25/2024		5.1
		First lien senior secured loan	8.27% (CIBOR + 6.25%/Q)	6/25/2024		19.6

LBP Intermediate Holdings LLC	Manufacturer of paper and	First lien senior secured		7/10/2020		—	(117)
1325 S Cicero Ave	corrugated foodservice	revolving loan
Cicero, IL 60804	packaging	First lien senior secured loan	8.10% (Libor + 5.50%/Q)	7/10/2020		11.4
		First lien senior secured loan	8.10% (Libor + 5.50%/Q)	7/10/2020		11.8
		First lien senior secured loan	8.10% (Libor + 5.50%/Q)	7/10/2020		4.9

Liaison Acquisition, LLC	Provider of centralized	First lien senior secured		2/8/2022		—	(118)
311 Arsenal Street	applications services to	revolving loan
Watertown, MA 02472	educational associations	Second lien senior secured loan	11.74% (Libor + 9.25%/M)	8/8/2023		3.3

LLSC Holdings Corporation	Marketing services provider	Series A preferred stock			100.00%	0.4
(dba Lawrence Merchandising Services)(4)		Common stock			100.00%	—
3500 Holly Lane
North Suite 10
Plymouth, MN 55447

Lone Wolf Real Estate Technologies Inc.(5)	Provider of accounting and	First lien senior secured		7/5/2021		—	(119)
231 Shearson Crescent	front-office solutions for real	revolving loan
Suite 310	estate brokers and agents
Cambridge, ON N1T 1J5
Canada

LS DE LLC and LM LSQ Investors LLC(5)	Asset based lender	Senior subordinated loan	10.50%	6/25/2021		3.0
2600 Lucien Way		Senior subordinated loan	10.50%	3/13/2024		37.0
Suite 100		Membership units			2.12%	5.0
Maitland, FL 32751

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
LTG Acquisition, Inc.	Designer and manufacturer	Class A membership units			5.08%	4.0
900 Klein Road	of display, lighting and
Plano, TX 75074	passenger communication systems for mass transportation markets

Mac Lean-Fogg Company and MacLean-Fogg	Manufacturer and supplier	First lien senior secured	7.00% (Base Rate + 1.50%/Q)	12/21/2023		—	(120)
Holdings, L.L.C.	for the power utility and	revolving loan
1000 Allanson Road	automotive markets	First lien senior secured loan		12/22/2025		—	(121)
Mundelein, IL 60060	worldwide	First lien senior secured loan	7.24% (Libor + 4.75%/M)	12/22/2025		12.5
		First lien senior secured loan	7.25% (Libor + 4.75%/M)	12/22/2025		165.0
		First lien senior secured loan	7.25% (Libor + 4.75%/M)	12/22/2025		12.4
		Preferred units	4.50% Cash, 9.25% PIK		93.58%	81.0

Magento, Inc.	eCommerce platform	First lien senior secured		11/2/2020		—	(122)
54 N. Central Ave.	provider for the retail	revolving loan
Suite 200	industry
Campbell, CA 95008

Masergy Holdings, Inc.	Provider of software-defined	First lien senior secured		12/15/2021		—	(123)
2740 North Dallas Parkway	solutions for enterprise global	revolving loan
Plano, TX 75093	networks, cyber security, and cloud communications

Massage Envy, LLC and ME Equity LLC	Franchisor in the massage	First lien senior secured		9/26/2020		—	(124)
14350 N 87th Street	industry	revolving loan
Suite 200, 205 and 230		First lien senior secured loan		7/19/2020		—	(125)
Scottdale, AZ 85260		First lien senior secured loan	9.24% (Libor + 6.75%/M)	12/31/2024		0.5
		First lien senior secured loan	9.24% (Libor + 6.75%/M)	12/31/2024		1.0
		First lien senior secured loan	9.24% (Libor + 6.75%/M)	12/31/2024		0.3
		First lien senior secured loan	9.25% (Libor + 6.75%/M)	12/31/2024		1.7
		First lien senior secured loan	9.31% (Libor + 6.75%/Q)	12/31/2024		0.4
		First lien senior secured loan	9.31% (Libor + 6.75%/Q)	12/31/2024		1.5
		First lien senior secured loan	9.55% (Libor + 6.75%/Q)	7/19/2020		2.4
		First lien senior secured loan	9.25% (Libor + 6.75%/M)	7/19/2020		0.4
		First lien senior secured loan	9.23% (Libor + 6.75%/M)	7/19/2020		0.9
		First lien senior secured loan	9.31% (Libor + 6.75%/Q)	7/19/2020		0.2
		First lien senior secured loan	9.24% (Libor + 6.75%/M)	9/28/2020		0.6
		First lien senior secured loan	9.24% (Libor + 6.75%/M)	9/28/2020		0.5
		First lien senior secured loan	9.31% (Libor + 6.75%/Q)	9/26/2020		0.3
		First lien senior secured loan	9.24% (Libor + 6.75%/M)	9/28/2020		0.3
		First lien senior secured loan	9.31% (Libor + 6.75%/Q)	9/28/2020		0.1
		First lien senior secured loan	9.23% (Libor + 6.75%/M)	9/28/2020		1.0
		First lien senior secured loan	9.31% (Base Rate + 5.50%/Q)	9/26/2020		38.0
		First lien senior secured loan	9.31% (Base Rate + 5.50%/Q)	9/26/2020		18.5
		Common stock			1.62%	6.3

Mavis Tire Express Services Corp.	Auto parts retailer	Second lien senior secured loan		3/20/2026		—	(126)
and Mavis Tire Express Services TopCo, L.P.		Second lien senior secured loan	9.98% (Libor + 7.50%/M)	3/20/2026		0.7
385 Saw Mill River Road		Second lien senior secured loan	9.98% (Libor + 7.50%/M)	3/20/2026		0.3
Suite 17		Second lien senior secured loan	9.98% (Libor + 7.50%/M)	3/20/2026		0.3
Millwood, NY 10546		Second lien senior secured loan	9.98% (Libor + 7.50%/M)	3/20/2026		152.4
		Class A units			0.91%	13.0

MB Aerospace Holdings II Corp. 39 Bradley Park Road East Granby, CT 06026	Aerospace engine components manufacturer	Second lien senior secured loan	11.10% (Libor + 8.50%/Q)	1/22/2026		67.7

MB2 Dental Solutions, LLC	Dental services provider	First lien senior secured	9.25% (Base Rate + 3.75%/Q)	9/29/2023		1.9	(127)
2403 Lacy Lane		revolving loan
Carrollton, TX 75006		First lien senior secured loan	7.35% (Libor + 4.75%/Q)	9/29/2023		7.0

MCH Holdings, Inc. and MC Acquisition	Healthcare professional	First lien senior secured loan	7.98% (Libor + 5.50%/M)	1/17/2020		19.5
Holdings I, LLC	provider	First lien senior secured loan	8.00% (Libor + 5.50%/M)	1/17/2020		19.4
825 East Gate Blvd.		First lien senior secured loan	7.98% (Libor + 5.50%/M)	1/17/2020		39.6
Garden City, NY 11530		First lien senior secured loan	8.00% (Libor + 5.50%/M)	1/17/2020		39.4
		First lien senior secured loan	7.98% (Libor + 5.50%/M)	1/17/2020		15.2
		First lien senior secured loan	8.00% (Libor + 5.50%/M)	1/17/2020		15.1
		Class A units			0.56%	1.1

Mckenzie Sports Products, LLC	Designer, manufacturer and	First lien senior secured	6.25% (Libor + 3.75%/M)	9/18/2020		0.9	(128)
1910 Saint Luke's Church Road	distributor of hunting-related	revolving loan
Salisbury, NC 28146	supplies	First lien senior secured	10.25% (Base Rate + 4.75%/Q)	9/18/2020		0.5	(128)
		revolving loan
		First lien senior secured loan	8.25% (Libor + 5.75%/M)	9/18/2020		1.5
		First lien senior secured loan	8.25% (Libor + 5.75%/M)	9/18/2020		4.0
		First lien senior secured loan	8.25% (Libor + 5.75%/M)	9/18/2020		84.5

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Microstar Logistics LLC, Microstar Global	Keg management solutions	Second lien senior secured loan	10.00% (Libor + 7.50%/M)	8/2/2021		42.5
Asset Management LLC,	provider	Second lien senior secured loan	10.00% (Libor + 7.50%/M)	8/2/2021		75.0
and MStar Holding Corporation		Second lien senior secured loan	10.00% (Libor + 7.50%/M)	8/2/2021		10.0
5299 DTC Blvd		Common stock			3.47%	8.2
Suite 510 Greenwood Village, CO 80111

Ministry Brands, LLC and MB Parent	Software and payment	First lien senior secured		12/2/2022		—	(129)
HoldCo, L.P.	services provider to faith-	revolving loan
(dba Community Brands)	based institutions	First lien senior secured loan	6.50% (Libor + 4.00%/M)	12/2/2022		4.9
14488 Old Stage Rd		First lien senior secured loan	6.50% (Libor + 4.00%/M)	12/2/2022		10.5
Lenoir City, TN 37772		First lien senior secured loan	6.50% (Libor + 4.00%/M)	12/2/2022		14.5
		Second lien senior secured loan		6/2/2023		—	(130)
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		16.6
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		2.5
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		15.4
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		4.7
		Second lien senior secured loan	10.50% (Libor + 8.00%/M)	6/2/2023		0.2
		Second lien senior secured loan	10.50% (Libor + 8.00%/M)	6/2/2023		2.2
		Second lien senior secured loan	10.63% (Libor + 8.00%/Q)	6/2/2023		7.0
		Second lien senior secured loan	10.63% (Libor + 8.00%/Q)	6/2/2023		0.8
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		9.2
		Second lien senior secured loan	10.63% (Libor + 8.00%/Q)	6/2/2023		38.6
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		75.0
		Second lien senior secured loan	11.88% (Libor + 9.25%/Q)	6/2/2023		15.0
		Class A units			0.55%	6.4

Movati Athletic (Group) Inc.(5)	Premier health club operator	First lien senior secured loan		10/5/2022		—	(131)
33 University Avenue		First lien senior secured loan	6.81% (CIBOR + 4.50%/Q)	10/5/2022		0.6
Windsor, ON N9A 5N8 Canada		First lien senior secured loan	6.81% (CIBOR + 4.50%/Q)	10/5/2022		2.8

Moxie Patriot LLC 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	Gas turbine power generation facilities operator	First lien senior secured loan	8.55% (Libor + 5.75%/Q)	12/19/2020		31.5

MPH Energy Holdings, LP 225 S. Main Street Rutland, VT 05701	Operator of municipal recycling facilities	Limited partnership interest			3.13%	—

MSHC, Inc.	Heating, ventilation and air	First lien senior secured	6.74% (Libor + 4.25%/M)	7/29/2022		1.1	(132)
214 N Tryon Street	conditioning services provider	revolving loan
Suite 2425		First lien senior secured	8.75% (Base Rate + 3.25%/Q)	7/29/2022		0.6	(132)
Charlotte, NC 28202		revolving loan
		First lien senior secured loan		7/31/2023		—	(133)
		First lien senior secured loan	7.03% (Libor + 4.25%/Q)	7/31/2023		0.3
		First lien senior secured loan	6.85% (Libor + 4.25%/Q)	7/31/2023		0.2
		First lien senior secured loan	6.85% (Libor + 4.25%/Q)	7/31/2023		0.9
		Second lien senior secured loan		12/31/2025		—	(134)
		Second lien senior secured loan		12/31/2025		—	(135)
		Second lien senior secured loan	10.85% (Libor + 8.25%/Q)	12/31/2025		2.8
		Second lien senior secured loan	11.03% (Libor + 8.25%/Q)	12/31/2025		5.9
		Second lien senior secured loan	10.99% (Libor + 8.25%/Q)	12/31/2025		7.9
		Second lien senior secured loan	10.88% (Libor + 8.25%/Q)	12/31/2025		9.8
		Second lien senior secured loan	10.85% (Libor + 8.25%/Q)	12/31/2025		2.7
		Second lien senior secured loan	10.85% (Libor + 8.25%/Q)	12/31/2025		4.8
		Second lien senior secured loan	10.85% (Libor + 8.25%/Q)	12/31/2025		46.0

Murchison Oil and Gas, LLC and	Exploration and production	First lien senior secured loan		10/26/2023		—	(136)
Murchison Holdings, LLC	company	First lien senior secured loan	10.60% (Libor + 8.00%/Q)	10/26/2023		5.0
7250 Legacy Tower One, Dallas Parkway		First lien senior secured loan	10.60% (Libor + 8.00%/Q)	10/26/2023		5.0
Suite 1400		First lien senior secured loan	10.60% (Libor + 8.00%/Q)	10/26/2023		5.0
Plano, TX 75024		First lien senior secured loan	10.60% (Libor + 8.00%/Q)	10/26/2023		21.5
		Preferred units	8.00% PIK		33.33%	22.1

MVL Group, Inc.(4) 1061 E. Indiantown Road Suite 300 Jupiter, FL 33477	Marketing research provider	Common stock			56.10%	—

MW Dental Holding Corp.	Dental services provider	First lien senior secured	9.35% (Libor + 6.75%/Q)	4/12/2021		6.0	(137)
680 Hehli Way		revolving loan
PO Box 69		First lien senior secured loan		4/12/2021		—	(138)
Mondovi, WI 54755		First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/12/2021		18.7
		First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/12/2021		104.3
		First lien senior secured loan	9.35% (Libor + 6.75%/Q)	4/12/2021		19.1

My Health Direct, Inc. 4322 Harding Pike Nashville, TN 37205	Healthcare scheduling exchange software solution provider	Warrant		9/18/2024	4.85%	—	(2)

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
NAS, LLC, Nationwide Marketing	Buying and marketing	Second lien senior secured loan	11.35% (Libor + 8.75%/Q)	12/1/2021		24.1
Group, LLC and Nationwide Administrative	services organization for	Second lien senior secured loan	11.35% (Libor + 8.75%/Q)	12/1/2021		7.0
Services, Inc. 110 Oakwood Drive Suite 200 Winston-Salem, NC 27103	appliance, furniture and consumer electronics dealers

National Intergovernmental Purchasing Alliance Company 840 Crescent Centre Dr #600 Franklin, TN 37067	Leading group purchasing organization ("GPO") for public agencies and educational institutions in the U.S	First lien senior secured revolving loan		5/23/2023		—	(139)

Navisun LLC and Navisun Holdings LLC(4)	Owner and operater of	First lien senior secured loan		11/15/2023		—	(140)
39 Grace Street	commercial and industrial	First lien senior secured loan		11/15/2023		—	(141)
New Canaan, CT 06840	solar projects	First lien senior secured loan	8.00% PIK	11/15/2023		43.9
		Series A preferred units	10.50% PIK		100.00%	5.0
		Class A units			55.00%	0.2

NECCO Holdings, Inc. and New England Confectionery Company, Inc.(4)	Producer and supplier of candy	First lien senior secured revolving loan		1/31/2018		2.9	(142)
135 American Legion		First lien senior secured loan		8/31/2018		—	(143)
Revere, MA 02151		First lien senior secured loan		8/31/2018		—
		First lien senior secured loan		1/31/2018		1.6
		First lien senior secured loan		11/9/2018		0.1
		Common stock			100.00%	—

NECCO Realty Investments LLC(4) 135 American Legion Highway Revere, MA 02151	Real estate holding company	Membership units			100.00%	—

New Trident Holdcorp, Inc. and Trident	Outsourced mobile diagnostic	Second lien senior secured loan		7/31/2022		—
Holding Company, LLC	healthcare service provider	Second lien senior secured loan		7/31/2020		—
505 Hamilton Ave Suite 200 Palo Alto, CA 94301		Senior subordinated loan		7/31/2020		—

NM GRC HOLDCO, LLC	Regulatory compliance	First lien senior secured loan		2/9/2024		—	(144)
1370 Broadway	services provider to financial	First lien senior secured loan	8.60% (Libor + 6.00%/Q)	2/9/2024		19.2
12th Floor New York, NY 10018	institutions	First lien senior secured loan	8.60% (Libor + 6.00%/Q)	2/9/2024		41.0

NMC Skincare Intermediate Holdings II, LLC	Developer, manufacturer and marketer of skincare products	First lien senior secured revolving loan	7.25% (Libor + 4.75%/M)	10/31/2024		1.6	(145)
5200 New Horizons Blvd		First lien senior secured loan		10/31/2024		—	(146)
Amityville, NY 11701		First lien senior secured loan	7.25% (Libor + 4.75%/M)	10/31/2024		1.7
		First lien senior secured loan	7.25% (Libor + 4.75%/M)	10/31/2024		24.6

NMN Holdings III Corp. and NMN	Provider of complex rehab	First lien senior secured		11/13/2023		—	(147)
Holdings LP	technology solutions for	revolving loan
155 Franklin Road Brentwood, TN 37027	patients with mobility loss	Partnership units			0.76%	3.1

NMSC Holdings, Inc. and ASP NAPA	Anesthesia management	Second lien senior secured loan	12.50% (Libor + 10.00%/M)	10/19/2023		72.8
Holdings, LLC 68 South Service Road Suite 350 Melville, NY 11747	services provider	Class A units			0.68%	1.3

Nodality, Inc.	Biotechnology company	First lien senior secured loan		8/12/2016		—
170 Harbor Way		First lien senior secured loan		8/12/2016		—
Suite 200		First lien senior secured loan		8/25/2016		—
San Francisco, CA 94080		First lien senior secured loan		8/25/2016		—
		Warrant		3/15/2026	51.00%	—	(2)

Nordco Inc. 245 West Forest Hill Avenue Oak Creek, WI 53154	Manufacturer of railroad maintenance-of-way machinery	First lien senior secured revolving loan	11.00% (Base Rate + 5.50%/Q)	8/26/2020		2.5	(148)

Novetta Solutions, LLC	Provider of advanced	First lien senior secured loan	7.50% (Libor + 5.00%/M)	10/17/2022		8.3
7921 Jones Branch Drive 5th Floor McLean, VA 22102	analytics solutions for the government, defense and commercial industries	Second lien senior secured loan	11.00% (Libor + 8.50%/M)	10/16/2023		28.5

NSM Insurance Group, LLC 555 North Lane Suite 6060 Conshohocken, PA 19428	Insurance program administrator	First lien senior secured loan	7.10% (Libor + 4.50%/Q)	5/11/2024		13.1

NSM Sub Holdings Corp. 320 Premier Court Suite 220 Franklin, TN 37067	Provider of customized mobility, rehab and adaptive seating systems	First lien senior secured revolving loan		10/3/2022		—	(149)

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
nThrive, Inc. (fka Precyse Acquisition Corp.) 100 North Point Center East Suite 200 Alpharetta, GA 30022	Provider of healthcare information management technology and services	Second lien senior secured loan	12.25% (Libor + 9.75%/M)	4/20/2023		9.8

NueHealth Performance, LLC	Developer, builder and	First lien senior secured		9/27/2023		—	(150)
11221 Roe Ave	manager of specialty surgical	revolving loan
Suite 300	hospitals and ambulatory	First lien senior secured loan		9/27/2023		—	(151)
Leawood, KS 66211	surgery centers	First lien senior secured loan	9.00% (Libor + 6.50%/M)	9/27/2023		1.5
		First lien senior secured loan	9.00% (Libor + 6.50%/M)	9/27/2023		9.9

OHA Credit Partners XI(5) 190 Elgin Avenue George Town, Grand Cayman KY1-9005 Cayman Islands	Investment vehicle	Subordinated notes	13.90%	1/20/2032		13.8

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC 15950 Dallas Parkway Suite 350 Dallas, TX 75248	Provider of technology-enabled solutions to pharmacies	Limited liability company membership interest			1.57%	0.8

Orion Foods, LLC(4)	Convenience food service	First lien senior secured loan		9/1/2015		0.4
2930 W. Maple Street	retailer	Second lien senior secured loan		9/1/2015		—
Sioux Falls, SD 57118		Preferred units			93.53%	—
		Class A common units			100.00%	—
		Class B common units			25.00%	—

OTG Management, LLC 352 Park Avenue South	Airport restaurant operator	First lien senior secured revolving loan	9.64% (Libor + 7.00%/Q)	8/26/2021		1.6	(152)
New York, NY 10010		First lien senior secured revolving loan	9.60% (Libor + 7.00%/Q)	8/26/2021		8.4	(152)
		First lien senior secured loan		8/26/2021		—	(153)
		First lien senior secured loan	9.69% (Libor + 7.00%/Q)	8/26/2021		2.5
		First lien senior secured loan	9.69% (Libor + 7.00%/Q)	8/26/2021		1.6
		First lien senior secured loan	9.74% (Libor + 7.00%/Q)	8/26/2021		2.2
		First lien senior secured loan	9.69% (Libor + 7.00%/Q)	8/26/2021		2.2
		First lien senior secured loan	9.60% (Libor + 7.00%/Q)	8/26/2021		3.6
		First lien senior secured loan	9.60% (Libor + 7.00%/Q)	8/26/2021		2.6
		First lien senior secured loan	9.74% (Libor + 7.00%/Q)	8/26/2021		4.9
		First lien senior secured loan	9.69% (Libor + 7.00%/Q)	8/26/2021		0.6
		First lien senior secured loan	9.60% (Libor + 7.00%/Q)	8/26/2021		0.7
		First lien senior secured loan	9.61% (Libor + 7.00%/Q)	8/26/2021		1.8
		First lien senior secured loan	9.60% (Libor + 7.00%/Q)	8/26/2021		1.0
		First lien senior secured loan	9.80% (Libor + 7.00%/Q)	8/26/2021		0.3
		First lien senior secured loan	9.69% (Libor + 7.00%/Q)	8/26/2021		0.7
		First lien senior secured loan	9.60% (Libor + 7.00%/Q)	8/26/2021		1.9
		First lien senior secured loan	9.61% (Libor + 7.00%/Q)	8/26/2021		0.7
		First lien senior secured loan	9.74% (Libor + 7.00%/Q)	8/26/2021		48.9
		First lien senior secured loan	9.80% (Libor + 7.00%/Q)	8/26/2021		48.9
		Senior subordinated loan	13.00% PIK	2/26/2022		30.7
		Class A preferred units	14.50% PIK		20.00%	40.8
		Common units			3.79%	8.7
		Warrant		6/19/2018	8.33%	19.2	(2)

Panda Liberty LLC (fka Moxie	Gas turbine power generation	First lien senior secured loan	9.10% (Libor + 6.50%/Q)	8/21/2020		42.8
Liberty LLC) 4100 Spring Valley Road Suite 1001 Dallas, TX 75244	facilities operator	First lien senior secured loan	9.30% (Libor + 6.50%/Q)	8/21/2020		29.3

Panda Temple Power, LLC and T1 Power	Gas turbine power generation	Second lien senior secured loan	10.48% PIK (Libor + 8.00%/Q)	2/7/2023		9.2
Holdings LLC(3) 2892 Panda Drive Temple, TX 76501	facilities operator	Class A Common units			6.16%	12.3

Paper Source, Inc. and Pine Holdings, Inc. 410 N Milwaukee	Retailer of fine and artisanal paper products	First lien senior secured revolving loan	10.50% (Base Rate + 5.00%/M)	9/23/2019		0.7	(154)
Chicago, IL 60654		First lien senior secured loan	8.85% (Libor + 6.25%/Q)	9/23/2019		9.2
		Class A common stock			3.64%	3.0

Park Place Technologies, LLC 5910 Landerbrook Drive Mayfield Heights, OH 44124	Provides hardware maintenance and support services for IT data centers	First lien senior secured revolving loan		3/29/2023		—	(155)

Partnership Capital Growth Fund I, L.P.(3)(5) 1 Embarcadero Center Suite 3810 San Francisco, CA 94111	Investment partnership	Limited partnership interest			25.00%	—

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Partnership Capital Growth Investors III, L.P.(5) 1 Embarcadero Center Suite 3810 San Francisco, CA 94111	Investment partnership	Limited partnership interest			2.50%	4.2

Pathway Vet Alliance LLC and Pathway Vet	Operator of freestanding	First lien senior secured		12/21/2023		—	(156)
Alliance Holding LLC	veterinary hospitals	revolving loan
3930 Bee Cave Road		First lien senior secured loan		12/20/2024		—	(157)
Suite 9		First lien senior secured loan	7.00% (Libor + 4.50%/M)	12/20/2024		2.1
Austin, TX 78746		First lien senior secured loan	7.00% (Libor + 4.50%/M)	12/20/2024		68.8
		Second lien senior secured loan		12/19/2025		—	(158)
		Second lien senior secured loan	11.00% (Libor + 8.50%/M)	12/19/2025		162.3
		Preferred subscription units			0.84%	4.4

Patterson Medical Supply, Inc. 28100 Torch Parkway Suite 700 Warrenville, IL 60555	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan	11.24% (Libor + 8.50%/Q)	8/28/2023		67.9

PayNearMe, Inc. 292 Gibralter Drive Suite 104 Sunnyvale, IL 60555	Electronic cash payment system provider	Warrant		3/11/2023	1.11%	—	(2)

PCG-Ares Sidecar Investment II, L.P.(3)(5)	Investment partnership	Limited partnership interest			100.00%	16.8
1 Embarcadero Center Suite 3810 San Francisco, CA 94111

PCG-Ares Sidecar Investment, L.P.(3)(5)	Investment partnership	Limited partnership interest			100.00%	4.4
1 Embarcadero Center Suite 3810 San Francisco, CA 94111

PDI TA Holdings, Inc., Peachtree	Provider of enterprise	First lien senior secured		10/24/2024		—	(159)
Parent, Inc. and Insight PDI Holdings, LLC	management software for the	revolving loan
4001 Central Pointe Parkway	convenience retail and	First lien senior secured loan		10/24/2024		—	(160)
Temple, TX 76504	petroleum wholesale market	First lien senior secured loan		10/24/2024		—	(161)
		First lien senior secured loan	7.13% (Libor + 3.50%/Q)	10/24/2024		54.9
		Second lien senior secured loan		10/24/2025		—	(162)
		Second lien senior secured loan		10/24/2025		—	(163)
		Second lien senior secured loan	11.28% (Libor + 8.50%/Q)	10/24/2025		—
		Second lien senior secured loan	11.13% (Libor + 8.50%/Q)	10/24/2025		70.0
		Series A preferred shares	13.25% PIK		8.00%	13.7
		Class A units			0.50%	1.9

Pegasus Intermediate Holdings, LLC 1101 Haynes Street #218 Raleigh, NC 27604	Plant maintenance and scheduling process software provider	First lien senior secured revolving loan		11/7/2022		—	(164)

Pelican Products, Inc. 23215 Early Avenue Torrance, CA 90505	Manufacturer of flashlights	Second lien senior secured loan	10.23% (Libor + 7.75%/M)	5/1/2026		27.3

Penn Virginia Holding Corp.(5) 14701 St. Mary's Lane Suite 275 Houston, TX 77079	Oil and gas exploration and production company	Second lien senior secured loan	9.50% (Libor + 7.00%/M)	9/29/2022		90.1

PERC Holdings 1 LLC 2215 So. York Road Suite 202 Oak Brook, IL 60523	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units			18.94%	21.8

Perforce Software, Inc.	Developer of software used	First lien senior secured		12/28/2022		—	(165)
400 North 1st Avenue	for application development	revolving loan
Suite 200 Minneapolis, MN 55401		First lien senior secured loan	9.00% (Base Rate + 3.50%/M)	12/27/2024		47.6

PetIQ, LLC 500 East Shore Drive Suite 120 Eagle, ID 83616	Distributor and manufacturer of pet prescription medications and health products	First lien senior secured loan	7.74% (Libor + 5.25%/M)	1/17/2023		17.8

Petroflow Energy Corporation and TexOak	Oil and gas exploration and	First lien senior secured loan		6/29/2019		—
Petro Holdings LLC(3)	production company	Second lien senior secured loan		12/30/2019		—
525 S. Main		Second lien senior secured loan		12/30/2019		—
Suite 1120 Tulsa, OK 74103		Common units			20.20%	—

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
PHL Investors, Inc., and PHL Holding Co.(4) 50 Weston Street Hartford, CT 06120	Mortgage services	Class A common stock			100.00%	—

PHNTM Holdings, Inc. and Planview	Provider of project and	Second lien senior secured loan	12.25% (Libor + 9.75%/M)	7/27/2023		62.0
Parent, Inc.	portfolio management	Class A common shares			0.19%	1.8
12301 Research Blvd, Research Park Plaza V Suite 101 Austin, TX 78759	software	Class B common shares			0.19%	0.3

Phylogeny, LLC and Conversant	Provider of biospecimen	First lien senior secured		3/29/2024		—	(166)
Biologics, LLC (fka WSHP FC	products for pharma research	revolving loan
Acquisition LLC)		First lien senior secured loan		3/29/2024		—	(167)
1476 Manning Parkway		First lien senior secured loan	9.10% (Libor + 6.50%/Q)	3/29/2024		6.0
Powell, OH 43065		First lien senior secured loan	9.10% (Libor + 6.50%/M)	3/29/2024		4.7
		First lien senior secured loan	9.10% (Libor + 6.50%/Q)	3/29/2024		28.4

PhyMED Management LLC 110 29th Avenue North Suite 301 Nashville, TN 37203	Provider of anesthesia services	Second lien senior secured loan	11.38% (Libor + 8.75%/Q)	5/18/2021		47.2

PIH Corporation and Primrose Holding	Franchisor of education-based	First lien senior secured	8.00% (Libor + 5.50%/M)	12/15/2020		1.0	(168)
Corporation(3)	early childhood centers	revolving loan
3660 Cedarcrest Road Acworth, GA 30101		Common stock			8.46%	22.7

Piper Jaffray Merchant Banking Fund I, L.P.(5) 800 Nicollet Mall Suite 800 Minneapolis, MN 55402	Investment partnership	Limited partnership interest			2.00%	1.5

Plantation Products, LLC, Seed	Provider of branded lawn and	Second lien senior secured loan	10.08% (Libor + 7.34%/Q)	6/23/2021		56.0
Holdings, Inc. and Flora Parent, Inc.	garden products	Second lien senior secured loan	10.08% (Libor + 7.34%/Q)	6/23/2021		10.0
202 South Washington Street Norton, MA 02766		Common stock			2.56%	6.3

Plaskolite PPC Intermediate II LLC and	Manufacturer of specialized	First lien senior secured loan	6.73% (Libor + 4.25%/M)	12/15/2025		24.4
Plaskolite PPC Blocker LLC	acrylic and polycarbonate	Second lien senior secured loan	10.24% (Libor + 7.75%/M)	12/14/2026		54.6
400 W Nationwide Blvd Suite 400 Columbus, OH 43215	sheets	Co-Invest units			0.09%	0.6

Poplicus Incorporated 1061 Market Street Floor 6 San Francisco, CA 94103	Business intelligence and market analytics platform for companies that sell to the public sector	Warrant		6/25/2025	3.23%	—	(2)

Practice Insight, LLC	Revenue cycle management	First lien senior secured		8/23/2022		—	(169)
1 Greenway Plaza	provider to the emergency	revolving loan
Suite 350 Houston, TX 77046	healthcare industry	First lien senior secured loan	7.50% (Libor + 5.00%/M)	8/23/2022		12.4

Premise Health Holding Corp. and OMERS	Provider of employer-	First lien senior secured	6.09% (Libor + 3.50%/Q)	7/10/2023		3.0	(170)
Bluejay Investment Holdings LP	sponsored onsite health and	revolving loan
5500 Maryland Way	wellness clinics and	First lien senior secured loan		7/10/2025		—	(171)
400 Brentwood, TN 37027	pharmacies	First lien senior secured loan	6.35% (Libor + 3.75%/Q)	7/10/2025		0.8
		First lien senior secured loan	6.35% (Libor + 3.75%/Q)	7/10/2025		10.8
		Second lien senior secured loan	10.10% (Libor + 7.50%/Q)	7/10/2026		66.4
		Class A units			1.53%	10.4

Production Resource Group, L.L.C.	Provider of rental equipment,	First lien senior secured loan	9.65% (Libor + 7.00%/Q)	8/21/2024		20.2
200 Business Parl Dr.	labor, production	First lien senior secured loan	9.65% (Libor + 7.00%/Q)	8/21/2024		76.8
Suite 109 Armonk, NY 10504	management, scenery, and other products to various entertainment end-markets

Project Alpha Intermediate Holding, Inc.	Provider of data visualization	Class A common shares			0.42%	10.7
and Qlik Parent, Inc. 150 N. Radnor Chester Road Suite E220 Radnor, PA 19087	software for data analytics	Class B common shares			0.42%	0.1

ProVation Medical, Inc. 800 Washington Avenue North Suite 400 Minneapolis, MN 55401	Provider of documentation and coding software for GI physicians	First lien senior secured loan	9.55% (Libor + 6.75%/Q)	3/8/2024		13.0

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Pyramid Management Advisors, LLC and	Hotel operator	First lien senior secured	9.23% (Libor + 6.75%/M)	7/15/2021		1.7	(172)
Pyramid Investors, LLC		revolving loan
1 Post Office Square		First lien senior secured	9.25% (Libor + 6.75%/M)	7/15/2021		0.1	(172)
Suite 1900		revolving loan
Boston, MA 02109		First lien senior secured loan	9.25% (Libor + 6.75%/M)	7/15/2021		1.5
		First lien senior secured loan	9.25% (Libor + 6.75%/M)	7/15/2021		17.0
		Preferred membership units			1.40%	1.2

QC Supply, LLC	Specialty distributor and	First lien senior secured	8.50% (Libor + 6.00%/M)	12/29/2021		1.5	(173)
574 Road 11	solutions provider to the	revolving loan
Schuyler, NE 68661	swine and poultry markets	First lien senior secured revolving loan	8.50% (Libor + 6.00%/M)	12/29/2021		1.8	(173)
		First lien senior secured revolving loan	8.50% (Libor + 6.00%/M)	12/29/2021		2.1	(173)
		First lien senior secured revolving loan	8.50% (Libor + 6.00%/M)	12/29/2021		3.7	(173)
		First lien senior secured loan	8.50% (Libor + 6.00%/M)	12/29/2022		7.9
		First lien senior secured loan	8.50% (Libor + 6.00%/M)	12/29/2022		10.1
		First lien senior secured loan	8.50% (Libor + 6.00%/M)	12/29/2022		13.4

R1 RCM Inc. 401 North Michigan Avenue Suite 2700 Chicago, Il 60611	Revenue cycle management provider to the emergency healthcare industry	First lien senior secured revolving loan		5/8/2023		—	(174)

R2 Acquisition Corp. 207 NW Park Ave Portland, OR 97209	Marketing services	Common stock			0.32%	0.2

R3 Education Inc., Equinox EIC	Medical school operator	Common membership			15.76%	15.1
Partners LLC and Sierra Education		interest
Finance Corp. 1750 W Broadway Street #222 Oviedo, FL 32765		Warrant		11/10/2019	10.00%	8.2	(2)

Radius Aerospace, Inc. 7445 E Lancaster Avenue	Metal fabricator in the aerospace industry	First lien senior secured revolving loan		3/29/2025		—	(175)
Fort Worth, TX 76112		First lien senior secured loan	8.35% (Libor + 5.75%/Q)	3/29/2025		8.9

Ranpak Corp. 7990 Auburn Road P.O. Box 8004 Concord Township, OH 44077	Manufacturer and marketer of paper-based protective packaging systems and materials	Second lien senior secured loan	9.73% (Libor + 7.25%/M)	10/3/2022		8.0

Raptor Technologies, LLC and Rocket Parent, LLC	Provider of SaaS-based safety and security software to the	First lien senior secured revolving loan		12/17/2023		—	(176)
631 West 22nd St	K-12 school market	First lien senior secured loan		12/17/2024		—	(177)
Houston, TX 77270		First lien senior secured loan	8.60% (Libor + 6.00%/Q)	12/17/2024		15.9
		Class A common units			2.27%	2.4

RE Community Holdings GP, LLC and RE	Operator of municipal	Limited partnership interest			2.86%	—
Community Holdings, LP	recycling facilities	Limited partnership interest			2.49%	—
809 West Hill Street Charlotte, NC 28208

RecoveryDirect Acquisition, L.L.C. 2803 Greystone Commercial Boulevard	Outpatient physical therapy provider	First lien senior secured revolving loan		1/3/2023		—	(178)
Suite 18		First lien senior secured loan	6.50% (Libor + 4.00%/M)	1/3/2024		6.9
Birmingham, AL 35242		First lien senior secured loan	6.50% (Libor + 4.25%/M)	1/3/2024		30.7

Regent Education, Inc.	Provider of software solutions	Warrant		12/23/2026	0.27%	—	(2)
340 E. Patrick Street Suite 201 Frederick, MD 21701	designed to optimize the financial aid and enrollment processes	Warrant		12/28/2026	8.00%	—	(2)

Research Now Group, LLC and Survey Sampling International, LLC 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Provider of outsourced data collection to the market research industry	First lien senior secured loan	8.00% (Libor + 5.50%/M)	12/20/2024		56.8

Respicardia, Inc.	Developer of implantable	Warrant		6/28/2022	0.19%	—	(2)
12400 Whitewater Drive	therapies to improve
Suite 150	cardiovascular health
Minnetonka, MN 55343

Retriever Medical/Dental Payments LLC	Provider of payment processing services	First lien senior secured revolving loan		2/3/2023		—	(179)
115 E Stevens Ave	and software to healthcare	First lien senior secured loan	7.30% (Libor + 4.50%/Q)	2/3/2023		2.0
Valhalla, NY 10595	providers

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
RF HP SCF Investor, LLC(5) 71 West 23rd Street New York, NY 10010	Branded specialty food company	Membership interest			10.08%	16.7

Rialto Management Group, LLC(5)	Investment and asset management	First lien senior secured revolving loan		12/2/2024		—	(180)
790 NW 107th Avenue Suite 400 Miami, FL 33172	platform focused on real estate	First lien senior secured loan	7.00% (Libor + 4.50%/M)	12/2/2024		1.0

Riverview Power LLC 2200 Atlantic Street Suite 800 Stamford, CT 06902	Operator of natural gas and oil fired power generation facilities	First lien senior secured loan	10.60% (Libor + 8.00%/Q)	12/29/2022		81.2

RMP Group, Inc 4135 South Stream Blvd	Revenue cycle management provider to the emergency	First lien senior secured revolving loan		3/2/2022		—	(181)
Suite 400 Charlotte, NC 28217	healthcare industry

RTI Surgical, Inc. 11621 Research Circle Alachua, FL 32615	Manufacturer of biologic, metal and synthetic implants/devices	Second lien senior secured loan	11.24% (Libor + 8.75%/M)	12/5/2023		89.9

Rug Doctor, LLC and RD Holdco Inc.(4)	Manufacturer and marketer of carpet cleaning machines	Second lien senior secured loan	12.43% (Libor + 9.75%/S)	10/31/2019		16.9
4701 Old Shepard Place		Common stock			45.86%	4.4
Plano, TX 75093		Warrant		12/23/2023	46.98%	—	(2)

S Toys Holdings LLC	Toy manufacturer	Common units			1.77%	0.3
(fka The Step2 Company, LLC)(4)		Class B common units			100.00%	—
10010 Aurora-Hudson Road		Warrant			5.00%	—	(2)
Streetsboro, OH 44241

Salter Labs 100 Sycamore Rd. Arvin, CA 93203	Developer, manufacturer and supplier of consumable products for medical device customers	First lien senior secured revolving loan	7.01% (Libor + 4.25%/Q)	3/11/2020		0.6	(182)

Sanders Industries Holdings, Inc. and SI Holdings, Inc.	Manufacturer of elastomeric parts, mid-sized composite	First lien senior secured revolving loan		5/30/2019		—	(183)
3701 Conany Street	structures, and composite	First lien senior secured loan	9.30% (Libor + 6.50%/Q)	5/30/2020		40.2
Long Beach, CA 90809	tooling	First lien senior secured loan	9.30% (Libor + 6.50%/Q)	5/30/2020		23.1
		Common stock			1.83%	2.1

Saw Mill PCG Partners LLC	Manufacturer of metal	Common units			66.67%	—
8751 Old State Road 60 Sellersburg, IN 47172	precision engineered components

SCI PH Parent, Inc. 1540 Greenwood Avenue Montebello, CA 90640	Industrial container manufacturer, reconditioner and servicer	Series B shares			1.03%	1.8

SCM Insurance Services Inc. 5083 Windermere Boulevard	Provider of claims management,	First lien senior secured revolving loan	7.95% (Base Rate + 4.00%/Q)	8/29/2022		4.0	(184)
SW #101 Edmonton,	claims investigation &	First lien senior secured loan	6.97% (CIBOR + 5.00%/M)	8/29/2024		19.5	(5)
AB T6W 0J5 Canada	support and risk management	Second lien senior secured	10.97% (CIBOR + 9.00%/M)	3/1/2025		54.5	(5)
	solutions for the Canadian	loan
	property and casualty insurance industry

SCSG EA Acquisition Company, Inc. 3100 West End Avenue Suite 800 Nashville, TN 37203	Provider of outsourced clinical services to hospitals and health systems	First lien senior secured revolving loan		9/1/2022		—	(185)

SecurAmerica, LLC, ERMC LLC,	Provider of outsourced	First lien senior secured	5.74% (Libor + 3.00%/Q)	6/21/2023		—	(186)
ERMC Of America, LLC,	manned security guard	revolving loan
SecurAmerica Corporation,	services, outsourced	First lien senior secured	5.68% (Libor + 3.00%/Q)	6/21/2023		—	(186)
ERMC Aviation LLC,	facilities management	revolving loan
American Security Programs, Inc.,	and outsourced	First lien senior secured	5.50% (Libor + 3.00%/M)	6/21/2023		—	(186)
USI LLC and Argenbright	aviation services	revolving loan
Holdings IV, LLC		First lien senior secured loan		12/21/2023		—	(187)
3399 Peachtree Rd		First lien senior secured loan		12/21/2023		—	(188)
NE—Suite 1500		First lien senior secured loan		12/21/2023		—	(189)
Atlanta, GA 30326		First lien senior secured loan	9.25% (Libor + 6.75%/M)	12/21/2023		2.2
		First lien senior secured loan	9.24% (Libor + 6.75%/M)	12/21/2023		25.8

Securelink, Inc.	Provider of a SaaS	First lien senior secured		8/15/2022		—	(190)
11402 Bee Cave Road	third-party remote access	revolving loan
Austin, TX 78738	software platform

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Senior Direct Lending Program, LLC(4)(5)	Co-investment vehicle	Subordinated certificates	10.6% (Libor + 8.00%/Q)	12/31/2036		791.9
2000 Avenue of the Stars		Member interest			87.50%	—
12th Floor
Los Angeles, CA 90067

Severin Acquisition, LLC	Provider of student	First lien senior secured	5.98% (Libor + 3.25%/Q)	8/1/2023		0.4	(191)
150 Parkshore Drive	information	revolving loan
Folsom, CA 95630	system software solutions	First lien senior secured	5.88% (Libor + 3.25%/Q)	8/1/2023		0.7	(191)
	to the K-12 education market	revolving loan
		First lien senior secured	5.86% (Libor + 3.25%/Q)	8/1/2023		0.7	(191)
		revolving loan
		Second lien senior secured loan	9.49% (Libor + 6.75%/Q)	8/1/2026		79.2

SFE Intermediate Holdco LLC	Provider of outsourced	First lien senior secured		7/31/2023		—	(192)
9366 East Raintree Drive	foodservice to K-12	revolving loan
Suite 101	school districts	First lien senior secured loan	7.35% (Libor + 4.75%/Q)	7/31/2024		10.7
Scottdale, AZ 85260		First lien senior secured loan	7.49% (Libor + 4.75%/Q)	7/31/2024		6.7

Shift PPC LLC	Digital solutions provider	First lien senior secured		12/22/2021		—	(193)
348 East Maple Road		revolving loan
Birmingham, MI 48009		First lien senior secured loan	7.00% (Libor + 4.50%/M)	12/22/2021		1.0
		First lien senior secured loan	7.38% (Libor + 4.50%/S)	12/22/2021		1.0

SHO Holding I Corporation	Manufacturer and distributor	Second lien senior secured	11.24% (Libor + 8.50%/Q)	4/27/2023		92.0
250 S. Australian Avenue	of slip resistant footwear	loan
West Palm Beach, FL 33401

Shock Doctor, Inc.	Developer, marketer and	Second lien senior secured	13.78% (Libor + 11.00%/Q)	10/22/2021		77.8
and Shock Doctor	distributor of sports	loan
Holdings, LLC(3)	protection equipment	Class A preferred units			3.74%	0.4
110 Cheshire Lane	and accessories	Class C preferred units			12.20%	0.4
Suite120 Minnetonka, MN 55305

Simpson Performance Products, Inc.	Provider of motorsports	First lien senior secured loan	10.08% (Libor + 7.48%/Q)	2/20/2020		28.3
328 FM 306 New Braunels, TX 78130	safety equipment

Singer Sewing Company,	Manufacturer of consumer	First lien senior secured	11.49% (Libor + 9.00%/Q)	3/16/2023		2.0	(194)
SVP-Singer Holdings, LLC	sewing machines	revolving loan
and SVP-Singer Holdings LP(4)		First lien senior secured	11.58% (Libor + 9.00%/Q)	3/16/2023		1.0	(194)
1224 Heil Quaker Boulevard		revolving loan
La Vergne, TN 37086		First lien senior secured	11.57% (Libor + 9.00%/M)	3/16/2023		1.5	(194)
		revolving loan
		First lien senior secured	11.80% (Libor + 9.00%/Q)	3/16/2023		71.9	(194)
		revolving loan
		First lien senior secured	11.80% (Libor + 9.00%/Q)	3/16/2023		3.5	(194)
		revolving loan
		First lien senior secured	11.79% (Libor + 9.00%/Q)	3/16/2023		2.0	(194)
		revolving loan
		First lien senior secured	11.78% (Libor + 9.00%/Q)	3/16/2023		1.0	(194)
		revolving loan
		First lien senior secured	13.50% (Base Rate + 8.00%/M)	3/16/2023		1.5	(194)
		revolving loan
		First lien senior secured loan	5.00% (Libor + 2.40%/Q)	3/16/2023		151.0
		Class A common units			65.00%	—

SiroMed Physician Services, Inc.	Outsourced anesthesia	First lien senior secured	9.25% (Base Rate + 3.75%/Q)	3/26/2024		2.7	(195)
and SiroMed Equity	provider	revolving loan
Holdings, LLC		First lien senior secured loan	7.35% (Libor + 4.75%/Q)	3/26/2024		16.5
1000 Winter Street		Common units			4.81%	2.7
Suite 4300
Waltham, MA 02451

Siteworx Holdings, LLC &	Provider of design,	First lien senior secured	6.75% (Base Rate + 1.25%/M)	1/2/2020		0.7	(196)
Siteworx LLC	web content management,	revolving loan
11480 Commerce Park Dr	eCommerce solutions and	First lien senior secured	6.75% (Base Rate + 1.25%/M)	1/2/2020		0.7	(197)
Suite 300	system integration	revolving loan
Reston, VA 20191		First lien senior secured loan	5.50%	1/2/2020		0.9
		First lien senior secured loan	5.50%	1/2/2020		0.9

SK SPV IV, LLC	Collision repair site operator	Series A common stock			76.92%	2.1
600 N Central Expressway		Series B common stock			76.92%	2.1
Suite #4000 Richardson, TX 75080

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
SM Wellness Holdings, Inc.	Breast cancer screening	First lien senior secured		8/1/2024		—	(198)
and SM Holdco, Inc.	provider	revolving loan
15601 Dallas Parkway		First lien senior secured loan		8/1/2024		—	(199)
Suite 500		First lien senior secured loan	8.00% (Libor + 5.50%/M)	8/1/2024		0.7
Addison, TX 75001		First lien senior secured loan	8.00% (Libor + 5.50%/M)	8/1/2024		7.1
		Series A preferred stock	13.05% PIK (Libor + 10.45%)		99.94%	48.9
		Series A units			2.28%	0.1
		Series B units			2.28%	8.4

SocialFlow, Inc.	Social media optimization	Warrant		1/29/2026	0.30%	—	(2)
52 Vanderbilt Avenue	platform provider
12th Floor
New York, NY 10017

Soil Safe, Inc. and	Provider of soil treatment,	First lien senior secured		1/1/2020		—	(200)
Soil Safe Acquisition Corp.(4)	recycling and placement	revolving loan
6700 Alexander Bell Drive	services	First lien senior secured loan	8.75% (Libor + 6.25%/M)	1/1/2020		17.0
Suite 300		Second lien senior secured	10.75% (Libor + 7.75%/M)	6/30/2020		12.7
Columbia, MD 21046		loan
		Senior subordinated loan	16.50% PIK	12/31/2020		45.2
		Senior subordinated loan	14.50% PIK	12/31/2020		37.8
		Senior subordinated loan		12/31/2020		15.2
		Common stock			90.00%	—

Sonny's Enterprises, LLC	Manufacturer and supplier of	First lien senior secured	6.75% (Libor + 4.25%/M)	12/1/2022		0.5	(201)
5605 Hiatus Road	car wash equipment, parts	revolving loan
Tamarac, FL 33321	and supplies to the conveyorized car wash market	First lien senior secured revolving loan	6.75% (Libor + 4.25%/M)	12/1/2022		1.2	(201)

SoundCloud Limited(5)	Platform for receiving,	Common stock			0.23%	0.7
76/77 Rheinsberger Str	sending, and distributing
Berlin, 10115 Germany	music

Sovos Brands Intermediate, Inc.	Food and beverage platform	First lien senior secured		11/20/2023		—	(202)
1901 Fourth St #200		revolving loan
Berkeley, CA 94710		First lien senior secured loan	7.50% (Libor + 5.00%/M)	11/20/2025		9.9
		First lien senior secured loan	7.50% (Libor + 5.00%/M)	11/20/2025		6.8

SpareFoot, LLC	PMS solutions and web	First lien senior secured	6.74% (Libor + 4.25%/M)	4/13/2023		0.3	(203)
3300 Interstate Hwy 35	services for the self-storage	revolving loan
Suite 200	industry.	First lien senior secured loan	6.74% (Libor + 4.25%/M)	4/13/2024		1.2
Austin, TX 78705		First lien senior secured loan	6.74% (Libor + 4.25%/M)	4/13/2024		4.7
		First lien senior secured loan	6.75% (Libor + 4.25%/Q)	4/13/2024		0.5
		Second lien senior secured loan	10.75% (Libor + 8.25%/M)	4/13/2025		4.2
		Second lien senior secured loan	10.75% (Libor + 8.25%/M)	4/13/2025		6.1

Sparta Systems, Inc.,	Quality management software	First lien senior secured		8/22/2022		—	(204)
Project Silverback Holdings Corp.	provider	revolving loan
and Silverback Holdings, Inc.		Second lien senior secured	10.75% (Libor + 8.25%/M)	8/21/2025		16.8
2000 Waterview Drive		loan
Suite 300		Series B preferred shares			0.32%	—
Hamilton, NJ 08691

Spectra Finance, LLC	Venue management and food	First lien senior secured	6.49% (Libor + 4.00%/M)	4/3/2023		4.8	(205)
3601 S. Broad Street	and beverage provider	revolving loan
Philadelphia, PA 19148		First lien senior secured loan	6.85% (Libor + 4.25%/Q)	4/2/2024		19.0

Spin HoldCo Inc.	Laundry service and	Second lien senior secured	10.14% (Libor + 7.50%/Q)	5/14/2023		152.6
303 Sunnyside Blvd	equipment provider	loan
Suite 70
Plainview, NY 11803

St. Croix Hospice Acquisition Corp.	Provider of hospice services	First lien senior secured		9/29/2022		—	(206)
7200 Hudson Boulevard North		revolving loan
Suites 230 and 100
Oakdale, MN 55128

Startec Equity, LLC(4)	Communication services	Member interest			100.00%	—
2000 Avenue of the Stars
12th Floor
Los Angeles, CA 90067

Storm UK Holdco Limited and	Provider of water	First lien senior secured		5/5/2022		—	(207)
Storm US Holdco Inc.(5)	infrastructure software	revolving loan
Jacobs Well West Street	solutions for municipalities /
Newbury, Berkshire RG14 1BD	utilities and engineering
United Kingdom	consulting firms

Sundance Energy, Inc.	Oil and gas producer	Second lien senior secured	10.61% (Libor + 8.00%/Q)	4/23/2023		60.7
633 17th Street		loan
Suite 1950
Denver, CO 80202

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Sunk Rock Foundry Partners LP,	Manufacturer of metal	First lien senior secured	7.35% (Libor + 4.75%/Q)	10/31/2022		2.4	(208)
Hatteras Electrical Manufacturing	castings, precision	revolving loan
Holding Company and Sigma Electric	machined components	First lien senior secured loan	7.35% (Libor + 4.75%/Q)	10/31/2023		1.6
Manufacturing Corporation	and sub-assemblies in the	First lien senior secured loan	7.35% (Libor + 4.75%/Q)	10/31/2023		1.7
120 Sigma Drive	electrical products, power
Garner, NC 27529	transmission and distribution
	and general industrial markets

Sunshine Sub, LLC	Premier health club operator	First lien senior secured		5/27/2024		—	(209)
4776 New Broad Street		revolving loan
Suite 195		First lien senior secured loan	7.25% (Libor + 4.75%/M)	5/27/2024		5.7
Orlando, FL 32814		First lien senior secured loan	7.25% (Libor + 4.75%/M)	5/27/2024		9.7

Symmetry Surgical, Inc	Marketer and distributor of	First lien senior secured		7/1/2021		—	(210)
3034 Owen Drive	medical devices focused on	revolving loan
Antioch, TN 37013	the general surgery market

Synergy HomeCare	Franchisor of private-pay	First lien senior secured		4/2/2024		—	(211)
Franchising, LLC and	home care for the elderly	revolving loan
NP/Synergy Holdings, LLC		First lien senior secured loan	8.35% (Libor + 5.75%/Q)	4/2/2024		16.0
500 North Roosevelt		Common units			1.61%	0.7
Chandler, AZ 85226

Taymax Group Acquisition, LLC	Planet Fitness franchisee	First lien senior secured	7.25% (Libor + 4.75%/M)	7/31/2024		0.1	(212)
and TCP Fit Parent, L.P.		revolving loan
5 Industrial Way		First lien senior secured	6.72% (Libor + 4.75%/M)	7/31/2024		0.1	(212)
Unit 3B		revolving loan
Salem, NH 03079		First lien senior secured	6.72% (Libor + 4.75%/M)	7/31/2024		0.1	(212)
		revolving loan
		First lien senior secured revolving loan	6.72% (Libor + 4.75%/M)	7/31/2024		0.1	(212)
		First lien senior secured revolving loan	7.25% (Libor + 4.75%/M)	7/31/2024		0.1	(212)
		First lien senior secured revolving loan	7.25% (Libor + 4.75%/M)	7/31/2024		0.1	(212)
		First lien senior secured loan		7/31/2025		—	(213)
		First lien senior secured loan	7.35% (Libor + 4.75%/Q)	7/31/2025		4.3
		Class A units			1.53%	3.6

TDG Group Holding Company	Operator of multiple	First lien senior secured	8.00% (Libor + 5.50%/Q)	5/31/2024		—	(214)
and TDG Co-Invest, LP	franchise concepts primarily	revolving loan
524 W. Waco Drive	related to home maintenance	First lien senior secured	8.06% (Libor + 5.50%/Q)	5/31/2024		—	(214)
Waco, TX 76701	or repairs	revolving loan
		First lien senior secured loan		5/31/2024		—	(215)
		First lien senior secured loan	8.10% (Libor + 5.50%/Q)	5/31/2024		6.1
		First lien senior secured loan	8.10% (Libor + 5.50%/Q)	5/31/2024		9.3
		Preferred units			10.00%	3.1
		Common units			10.00%	0.2

Teasdale Foods, Inc. and	Provider of beans, sauces	First lien senior secured	8.24% (Libor + 5.75%/M)	10/28/2020		0.1	(216)
Familia Group Holdings Inc.	and hominy to the retail,	revolving loan
901 Packers Street	foodservice and wholesale	First lien senior secured	8.24% (Libor + 5.75%/M)	10/28/2020		0.1	(216)
P.O. Box 814	channels	revolving loan
Atwater, CA 95301		First lien senior secured loan	8.55% (Libor + 5.25%/Q)	10/28/2020		0.5
		Second lien senior secured loan	12.56% PIK (Libor + 10.00%/Q)	10/28/2022		26.8
		Second lien senior secured loan	12.56% PIK (Libor + 10.00%/Q)	10/28/2022		18.1
		Second lien senior secured loan	12.56% PIK (Libor + 10.00%/Q)	10/28/2022		28.5
		Warrant				—	(2)

Telestream Holdings Corporation	Provider of digital video tools	First lien senior secured		3/24/2022		—	(217)
848 Gold Flat Road	and workflow solutions to the	revolving loan
Nevada City, CA 95959	media and entertainment industries

Teligent, Inc.	Pharmaceutical company that	First lien senior secured	6.50% (Libor + 3.75%/Q)	12/13/2023		—	(218)
105 Lincoln Avenue	develops, manufactures and	revolving loan
Buena, NJ 08310	markets injectable	First lien senior secured	6.35% (Libor + 3.75%/Q)	12/13/2023		—	(218)
	pharmaceutical products	revolving loan
		Second lien senior secured loan		6/13/2024		—	(219)
		Second lien senior secured loan		6/13/2024		—	(220)
		Second lien senior secured loan	11.35% (Libor + 7.75% Cash, 1.00% PIK/Q)	6/13/2024		18.7
		Second lien senior secured loan	11.25% PIK (Libor + 8.75%/Q)	6/13/2024		46.3

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
TerSera Therapeutics LLC	Acquirer and developer of	First lien senior secured loan	7.85% (Libor + 5.25%/Q)	3/30/2024		1.1
150 N. Two Conway Park	specialty therapeutic	First lien senior secured loan	7.85% (Libor + 5.25%/Q)	3/30/2024		1.1
Suite 195	pharmaceutical products	First lien senior secured loan	7.85% (Libor + 5.25%/Q)	3/30/2024		2.2
Lake Forest, IL 60045		First lien senior secured loan	7.85% (Libor + 5.25%/Q)	3/30/2023		2.1
		First lien senior secured loan	7.85% (Libor + 5.25%/Q)	3/30/2023		5.2

The Teaching Company	Education publications	Preferred stock			1.77%	—
Holdings, Inc.	provider	Common stock			3.64%	—
4151 Lafayette Center Drive
#100 Chantilly, VA 20151

The Ultimus Group Midco, LLC,	Provider of asset-servicing	First lien senior secured		2/1/2024		—	(221)
The Ultimus Group, LLC, and	capabilities for fund	revolving loan
The Ultimus Group	managers	First lien senior secured loan	6.74% (Libor + 4.25%/M)	2/1/2026		15.6
Aggregator, LP		First lien senior secured loan	6.74% (Libor + 4.25%/M)	2/1/2026		15.5
80 Arkay Drive		Class A units			0.53%	0.2
Ste 110		Class B units			0.53%	—
Hauppauge, NY 11788		Class A units			0.42%	1.1
		Class B units			0.42%	—

Tidi Products, LLC	Manufacturer and supplier of	First lien senior secured		7/1/2020		—	(222)
570 Enterprise Drive	single-use infection	revolving loan
Neenah, WI 54956	prevention products in the medical, dental, and food service markets

Total Community Options, Inc.	Service provider for the	First lien senior secured		5/13/2021		—	(223)
8950 East Lowry Boulevard	elderly and other disabled	revolving loan
Denver, CO 80230	individuals in need of care and support

Touchstone Acquisition, Inc.	Manufacturer of consumable	First lien senior secured	7.00% (Base Rate + 1.50%/S)	11/15/2023		—	(224)
and Touchstone Holding, L.P.	products in the dental,	revolving loan
5949 Commerce Blvd	medical, cosmetic and CPG/	First lien senior secured loan		11/17/2025		—	(225)
Morristown, TN 37814	industrial end-markets	First lien senior secured loan	7.25% (Libor + 4.75%/M)	11/17/2025		40.7
		Class A preferred units	8.00% PIK		1.81%	2.2

TowerCo IV Finance LLC	Owner and operator of	First lien senior secured	6.24% (Libor + 3.75%/M)	10/12/2021		0.4	(226)
5000 Valleystone Drive Cary	cellular telecommunications	revolving loan
Suite 200	towers	First lien senior secured	6.24% (Libor + 3.75%/M)	10/12/2021		7.3	(226)
Cary, NC 27519		revolving loan
		First lien senior secured revolving loan	6.25% (Libor + 3.75%/M)	10/12/2021		1.3	(226)

TU BidCo, Inc.	Provider of outsourced	First lien senior secured		10/1/2023		—	(227)
3221 Donald Douglas Loop S	customer service management	revolving loan
Santa Monica, CA 90405	solutions and back-office	First lien senior secured loan		10/1/2023		—	(228)
	support services to	First lien senior secured loan	6.50% (Libor + 4.00%/M)	10/1/2023		17.9
	e-commerce, software and tech-enabled services industries

Tyden Group Holding Corp.(5)	Producer and marketer of	Preferred stock			3.84%	0.4
P.O. Box 908 Mary Street	global cargo security, product	Common stock			3.84%	5.3
GT Walker House	identification and traceability
George Town, Grand Cayman	products and utility meter
Cayman Islands	products

U.S. Acute Care Solutions, LLC	Provider of physician	First lien senior secured		1/1/2022		—	(229)
4535 Dressler Road	management services	revolving loan
Canton, OH 44718

U.S. Anesthesia Partners, Inc.	Anesthesiology service	Second lien senior secured	9.75% (Libor + 7.25%/M)	6/23/2025		71.1
2411 Fountain View Drive	provider	loan
Suite 200
Houston, TX 77057

UL Holding Co., LLC(3)	Provider of collection and	Senior subordinated loan	10.00% PIK	5/2/2020		3.2
2824 N Ohio	landfill avoidance solutions	Senior subordinated loan		5/2/2020		0.4
Wichita, KS 67201	for food waste and	Senior subordinated loan	10.00% PIK	5/2/2020		6.9
	unsold food products	Senior subordinated loan		5/2/2020		0.5
		Senior subordinated loan	10.00% PIK	5/2/2020		27.7
		Senior subordinated loan		5/2/2020		3.8
		Class A common units			8.85%	0.2
		Class B-5 common units			40.50%	0.1
		Class C common units			8.77%	—
		Warrant			10.44%	—	(2)
		Warrant			10.44%	—	(2)
		Warrant			10.44%	—	(2)
		Warrant			10.44%	—	(2)
		Warrant			10.44%	—	(2)
		Warrant			10.44%	—	(2)
		Warrant			10.44%	—	(2)

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
Unison Software, Inc. (fka	Provider of enterprise	Second lien senior secured	11.44% (Libor + 8.75%/Q)	11/8/2021		51.0
Compusearch Software Systems, Inc.)	software and services for	loan
21251 Ridgetop Circle	organizations in the public
Suite 100	sector
Dulles, VA 20166

United Digestive MSO Parent, LLC	Gastroenterology physician	First lien senior secured		12/14/2023		—	(230)
550 Peachtree Street	group	revolving loan
N.E Suite 1600		First lien senior secured loan		12/16/2024		—	(231)
Atlanta, GA 30308		First lien senior secured loan	7.24% (Libor + 4.50%/Q)	12/16/2024		12.4

Urgent Cares of America Holdings I, LLC	Operator of urgent care	First lien senior secured		2/15/2022		—	(232)
and FastMed Holdings I, LLC	clinics	revolving loan
935 Shotwell Road		Preferred units		6/11/2022	20.00%	5.4
Suite 108		Series A common units			1.12%	—
Clayton, NC 27520		Series C common units			20.00%	—

Urology Management Associates, LLC	Urology private practice	First lien senior secured loan	7.50% (Libor + 5.00%/M)	8/31/2024		9.8
and JWC/UMA Holdings, L.P.		Limited partnership interests			3.64%	5.0
1515 Broad Street
Suite 120
Bloomfield, NJ 07003

Utility Pipeline, Ltd.	Natural gas distribution	First lien senior secured		4/18/2022		—	(233)
140 Broadway	management company	revolving loan
New York, NY 10005

Varsity Brands Holding Co., Inc.	Leading manufacturer and	Second lien senior secured	10.75% (Libor + 8.25%/M)	12/15/2025		21.1
and BCPE Hercules Holdings, LP	distributor of textiles,	loan
6745 Lenox Center Court	apparel & luxury goods	Second lien senior secured	10.75% (Libor + 8.25%/M)	12/15/2025		47.7
Memphis, TN 38115		loan
		Second lien senior secured	10.75% (Libor + 8.25%/M)	12/15/2025		75.0
		loan
		Class A units			0.17%	1.5

Vela Trading Technologies, LLC	Provider of market data	First lien senior secured	7.69% (Libor + 5.00%/Q)	6/30/2022		0.5	(234)
211 East 43rd Street	software and content	revolving loan
5th Floor	to global financial services	First lien senior secured loan	7.78% (Libor + 5.00%/Q)	6/30/2022		4.8
New York, NY 10017	clients

Velocity Holdings Corp.	Hosted enterprise resource	Common units			2.00%	3.6
13432 Wards Rd	planning application
Lynchburg, VA 24501	management services provider

Verscend Holding Corp.	Healthcare analytics solutions	First lien senior secured		8/28/2023		—	(235)
201 Jones Road	provider	revolving loan
4th Floor		First lien senior secured loan	7.00% (Libor + 4.50%/M)	8/27/2025		66.4
Waltham, MA 02451

VistaPharm, Inc. and	Manufacturer and distributor	Preferred shares	8.00%		0.35%	0.5	(5)
Vertice Pharma UK Parent Limited	of generic pharmaceutical
630 Central Avenue	products
New Providence, NJ 07974

Visual Edge Technology, Inc.	Provider of outsourced office	First lien senior secured loan		8/31/2022		—	(236)
3874 Highland Park	solutions with a focus on	First lien senior secured loan	8.24% (Libor + 5.75%/M)	8/31/2022		6.0
North Canton, OH 44720	printer and copier equipment	First lien senior secured loan	8.25% (Libor + 5.75%/M)	8/31/2022		3.4
	and other parts and supplies	First lien senior secured loan	8.25% (Libor + 5.75%/M)	8/31/2022		6.2
		First lien senior secured loan	8.25% (Libor + 5.75%/M)	8/31/2022		16.7
		Senior subordinated loan	12.50% PIK	9/2/2024		54.2
		Warrant		8/31/2027	4.64%	—	(2)
		Warrant		8/31/2027	4.64%	3.9	(2)

Vitesse CLO, Ltd.(5)	Investment vehicle	Preferred shares				—
P.O. Box 1093 Boundary Hall Cricket Square
Grand Cayman KY1-1102
Cayman Islands

VLS Recovery Services, LLC	Provider of commercial and	First lien senior secured	8.48% (Libor + 6.00%/M)	10/17/2023		0.5	(237)
17020 Premium Drive	industrial waste processing	revolving loan
Hockley, TX 77447	and disposal services	First lien senior secured	8.48% (Libor + 6.00%/M)	10/17/2023		1.1	(237)
		revolving loan
		First lien senior secured	8.49% (Libor + 6.00%/M)	10/17/2023		0.5	(237)
		revolving loan
		First lien senior secured revolving loan	8.49% (Libor + 6.00%/M)	10/17/2023		1.1	(237)
		First lien senior secured revolving loan	8.49% (Libor + 6.00%/M)	10/17/2023		0.5	(237)
		First lien senior secured loan		10/17/2023		—	(238)

Voya CLO 2014-4 Ltd.(5)	Investment vehicle	Subordinated notes	12.50%	7/14/2031		14.6
P.O. Box 1093 Boundary Hall Cricket Square
Grand Cayman KY1-1102
Cayman Islands

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
VPROP Operating, LLC and	Sand-based proppant	First lien senior secured loan	12.13% (Libor + 8.50% Cash,	8/1/2021		28.1
Vista Proppants and	producer and distributor		1.00% PIK/Q)
Logistics, LLC	to the oil and natural	First lien senior secured loan	12.13% (Libor + 8.50% Cash,	8/1/2021		35.1
4413 Carey Street	gas industry		1.00% PIK/Q)
Fort Worth, TX 76119		First lien senior secured loan	12.13% (Libor + 8.50% Cash, 1.00% PIK/Q)	8/1/2021		15.1
		First lien senior secured loan	12.13% (Libor + 8.50% Cash, 1.00% PIK/Q)	8/1/2021		75.1
		Common units			8.22%	10.8

VRC Companies, LLC	Provider of records and	First lien senior secured	9.00% (Libor + 6.50%/M)	3/31/2022		0.8	(239)
5400 Meltech Blvd	information management	revolving loan
Memphis, TN 38118	services	First lien senior secured	11.00% (Base Rate + 5.50%/Q)	3/31/2022		0.2	(239)
		revolving loan
		First lien senior secured loan		3/31/2023		—	(240)
		First lien senior secured loan	9.00% (Libor + 6.50%/M)	3/31/2023		0.2
		First lien senior secured loan	9.00% (Libor + 6.50%/M)	3/31/2023		1.6
		First lien senior secured loan	9.00% (Libor + 6.50%/M)	3/31/2023		9.1

VSC Investors LLC(5)	Investment company	Membership interest			1.95%	0.9
401 Vance Street
Los Angeles, CA 90272

Wand Newco 3, Inc.	Collision repair company	Second lien senior secured	9.73% (Libor + 7.25%/M)	2/5/2027		178.4
(dba Caliber Collision)		loan
401 E Corporate Drive
Suite 150
Lewisville, TX 75057

WASH Multifamily	Laundry service and	Second lien senior secured	9.50% (Libor + 7.00%/M)	5/12/2023		3.6
Acquisition Inc. and	equipment provider	loan
Coinamatic Canada Inc.		Second lien senior secured	9.50% (Libor + 7.00%/M)	5/15/2023		20.6
3690 Redondo Beach Ave		loan
Redondo Beach, CA 90278

Watchfire Enterprises, Inc.	Manufacturer of LED	First lien senior secured		4/2/2020		—	(241)
1015 Maple Street	electronic message	revolving loan
Danville, IL 61832	centers and digital billboards

West Dermatology, LLC	Dermatology practice	First lien senior secured	8.30% (Libor + 5.50%/Q)	4/28/2022		0.8	(242)
680 Newport Center Drive	platform	revolving loan
Suite 150		First lien senior secured	8.13% (Libor + 5.50%/Q)	4/28/2022		0.6	(242)
Newport Beach, CA 92660		revolving loan
		First lien senior secured	8.11% (Libor + 5.50%/Q)	4/28/2022		3.7	(242)
		revolving loan
		First lien senior secured loan		4/28/2023		—	(243)
		First lien senior secured loan	8.28% (Libor + 5.50%/Q)	4/28/2023		0.9
		First lien senior secured loan	8.13% (Libor + 5.50%/Q)	4/28/2023		1.3
		First lien senior secured loan	8.10% (Libor + 5.50%/Q)	4/28/2023		0.8
		First lien senior secured loan	8.11% (Libor + 5.50%/Q)	4/28/2023		5.7
		First lien senior secured loan	8.29% (Libor + 5.50%/Q)	4/28/2023		0.8
		First lien senior secured loan	8.25% (Libor + 5.50%/Q)	4/28/2023		0.1
		First lien senior secured loan	8.13% (Libor + 5.50%/Q)	4/28/2023		1.3
		First lien senior secured loan	8.11% (Libor + 5.50%/Q)	4/28/2023		0.2
		First lien senior secured loan	8.11% (Libor + 5.50%/Q)	4/28/2023		2.9
		First lien senior secured loan	8.11% (Libor + 5.50%/Q)	4/28/2023		7.6

WIRB—Copernicus Group, Inc.	Provider of regulatory,	First lien senior secured		8/15/2022		—	(244)
202 Carnegie Center	ethical, and safety review	revolving loan
Suite 107	services for clinical
Princeton, NJ 08540	research involving human subjects

Woodstream Group, Inc.	Pet products manufacturer	First lien senior secured loan		5/29/2021		—	(245)
and Woodstream Corporation		First lien senior secured loan	8.89% (Libor + 6.25%/Q)	5/29/2022		2.7
69 N Locust Street		First lien senior secured loan	8.86% (Libor + 6.25%/Q)	5/29/2022		4.4
Lititz, PA 17543		First lien senior secured loan	9.10% (Libor + 6.25%/S)	5/29/2022		4.6

WorldPay Group PLC(5)	Payment processing company	C2 shares			0.13%	—
25 Walbrook
London, EC4N 8AF
United Kingdom

Worldwide Facilities, LLC	Specialty insurance wholesale	First lien senior secured	6.75% (Libor + 4.25%/M)	4/26/2024		0.4	(246)
725 S. Figueroa Street	broker	revolving loan
19th Floor
Los Angeles, CA 90017

Wrench Group LLC	Provider of essential home	First lien senior secured loan		12/31/2024		—	(247)
3314 Bear Creek Drive	services to residential
Melissa, TX 75454	customers

Issuer	Business Description	Investment	Interest(1)	Maturity Date	% of Class Held at 3/31/2019	Fair Value
XIFIN, Inc.	Revenue cycle management	First lien senior secured		11/20/2020		—	(248)
12225 El Camino Real	provider to labs	revolving loan
Suite 300
San Diego, CA 92130

Zemax Software Holdings, LLC	Provider of optical	First lien senior secured		6/25/2024		—	(249)
10230 NE Points Drive	illumination design	revolving loan
Suite 540	software to design engineers	First lien senior secured loan	8.35% (Libor + 5.75%/Q)	6/25/2024		17.0
Kirkland, WA 98033

Zywave, Inc.	Provider of software and	First lien senior secured	7.50% (Libor + 5.00%/M)	11/17/2022		6.3	(250)
10100 W Innovation Drive	technology-enabled content	revolving loan
Suite 300	and analytical solutions	Second lien senior secured	11.49% (Libor + 9.00%/M)	11/17/2023		27.0
Milwaukee, WI 53226	to insurance brokers	loan

(1)
All interest is payable in cash unless otherwise indicated. A majority of the variable rate loans to our portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which resets daily (D), monthly (M), bimonthly (B), quarterly (Q) or semiannually (S). For each such loan, we have provided the current interest rate in effect as of March 31, 2019.

(2)
Percentages shown for warrants or convertible preferred stock held represents the percentages of common stock we may own on a fully diluted basis, assuming we exercise our warrants or convert our preferred stock to common stock.

(3)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities.

(4)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement). In addition, as defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities or we have the power to exercise control over the management or policies of such portfolio company (including through a management agreement).

(5)
This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets. Pursuant to Section 55(a) of the Investment Company Act, 15% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of March 31, 2019.

(6)
$2.6 of total commitment of $3.5 remains undrawn as of March 31, 2019

(7)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(8)
Total commitment of $1.2 remains undrawn as of March 31, 2019

(9)
Total commitment of $4.1 remains undrawn as of March 31, 2019

(10)
Total commitment of $10.5 remains undrawn as of March 31, 2019

(11)
Total commitment of $1.9 remains undrawn as of March 31, 2019

(12)
$3.8 of total commitment of $5.0 remains undrawn as of March 31, 2019

(13)
Total commitment of $1.3 remains undrawn as of March 31, 2019

(14)
$0.0 of total commitment of $13.7 remains undrawn as of March 31, 2019

(15)
$25.5 of total commitment of $29.0 remains undrawn as of March 31, 2019

(16)
Total commitment of $7.5 remains undrawn as of March 31, 2019

(17)
Total commitment of $24.4 remains undrawn as of March 31, 2019

(18)
$4.6 of total commitment of $6.1 remains undrawn as of March 31, 2019

(19)
$6.1 of total commitment of $7.0 remains undrawn as of March 31, 2019

(20)
Total commitment of $3.4 remains undrawn as of March 31, 2019

(21)
$0.0 of total commitment of $5.0 remains undrawn as of March 31, 2019

(22)
Total commitment of $4.2 remains undrawn as of March 31, 2019

(23)
Total commitment of $33.1 remains undrawn as of March 31, 2019

(24)
Total commitment of $4.2 remains undrawn as of March 31, 2019

(25)
Total commitment of $2.8 remains undrawn as of March 31, 2019

(26)
$7.2 of total commitment of $9.6 remains undrawn as of March 31, 2019

(27)
Total commitment of $5.5 remains undrawn as of March 31, 2019

(28)
Total commitment of $3.1 remains undrawn as of March 31, 2019

(29)
Total commitment of $3.0 remains undrawn as of March 31, 2019

(30)
Total commitment of $4.4 remains undrawn as of March 31, 2019

(31)
$10.2 of total commitment of $14.3 remains undrawn as of March 31, 2019

(32)
$1.3 of total commitment of $2.0 remains undrawn as of March 31, 2019

(33)
$1.1 of total commitment of $2.3 remains undrawn as of March 31, 2019

(34)
$28.2 of total commitment of $32.2 remains undrawn as of March 31, 2019

(35)
$2.5 of total commitment of $12.0 remains undrawn as of March 31, 2019

(36)
$8.1 of total commitment of $8.5 remains undrawn as of March 31, 2019

(37)
$0.0 of total commitment of $0.0 remains undrawn as of March 31, 2019

(38)
Total commitment of $1.0 remains undrawn as of March 31, 2019

(39)
Total commitment of $5.8 remains undrawn as of March 31, 2019

(40)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(41)
$2.1 of total commitment of $6.3 remains undrawn as of March 31, 2019

(42)
$1.6 of total commitment of $1.9 remains undrawn as of March 31, 2019

(43)
Total commitment of $1.8 remains undrawn as of March 31, 2019

(44)
Total commitment of $4.3 remains undrawn as of March 31, 2019

(45)
$11.5 of total commitment of $15.0 remains undrawn as of March 31, 2019

(46)
$9.1 of total commitment of $10.0 remains undrawn as of March 31, 2019

(47)
Total commitment of $3.0 remains undrawn as of March 31, 2019

(48)
Total commitment of $4.2 remains undrawn as of March 31, 2019

(49)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(50)
$5.7 of total commitment of $5.8 remains undrawn as of March 31, 2019

(51)
Total commitment of $8.1 remains undrawn as of March 31, 2019

(52)
$20.4 of total commitment of $115.0 remains undrawn as of March 31, 2019

(53)
Total commitment of $17.2 remains undrawn as of March 31, 2019

(54)
$2.2 of total commitment of $2.3 remains undrawn as of March 31, 2019

(55)
Total commitment of $3.3 remains undrawn as of March 31, 2019

(56)
Total commitment of $1.2 remains undrawn as of March 31, 2019

(57)
$4.6 of total commitment of $9.9 remains undrawn as of March 31, 2019

(58)
$6.6 of total commitment of $8.8 remains undrawn as of March 31, 2019

(59)
$2.8 of total commitment of $5.6 remains undrawn as of March 31, 2019

(60)
Total commitment of $6.5 remains undrawn as of March 31, 2019

(61)
Total commitment of $4.5 remains undrawn as of March 31, 2019

(62)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(63)
Total commitment of $8.0 remains undrawn as of March 31, 2019

(64)
Total commitment of $20.0 remains undrawn as of March 31, 2019

(65)
Total commitment of $0.8 remains undrawn as of March 31, 2019

(66)
Total commitment of $9.5 remains undrawn as of March 31, 2019

(67)
$1.2 of total commitment of $2.0 remains undrawn as of March 31, 2019

(68)
$9.0 of total commitment of $9.8 remains undrawn as of March 31, 2019

(69)
Total commitment of $10.0 remains undrawn as of March 31, 2019

(70)
Total commitment of $6.0 remains undrawn as of March 31, 2019

(71)
Total commitment of $8.4 remains undrawn as of March 31, 2019

(72)
Total commitment of $1.5 remains undrawn as of March 31, 2019

(73)
$12.3 of total commitment of $15.8 remains undrawn as of March 31, 2019

(74)
Total commitment of $6.5 remains undrawn as of March 31, 2019

(75)
Total commitment of $9.6 remains undrawn as of March 31, 2019

(76)
Total commitment of $1.6 remains undrawn as of March 31, 2019

(77)
$1.5 of total commitment of $2.1 remains undrawn as of March 31, 2019

(78)
Total commitment of $1.2 remains undrawn as of March 31, 2019

(79)
$4.0 of total commitment of $7.5 remains undrawn as of March 31, 2019

(80)
Total commitment of $3.8 remains undrawn as of March 31, 2019

(81)
Total commitment of $30.6 remains undrawn as of March 31, 2019

(82)
Total commitment of $1.5 remains undrawn as of March 31, 2019

(83)
Total commitment of $1.5 remains undrawn as of March 31, 2019

(84)
Total commitment of $6.6 remains undrawn as of March 31, 2019

(85)
Total commitment of $1.1 remains undrawn as of March 31, 2019

(86)
Total commitment of $2.0 remains undrawn as of March 31, 2019

(87)
Total commitment of $19.0 remains undrawn as of March 31, 2019

(88)
$0.1 of total commitment of $2.0 remains undrawn as of March 31, 2019

(89)
$16.3 of total commitment of $16.8 remains undrawn as of March 31, 2019

(90)
Total commitment of $0.4 remains undrawn as of March 31, 2019

(91)
Total commitment of $11.0 remains undrawn as of March 31, 2019

(92)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(93)
$3.7 of total commitment of $3.9 remains undrawn as of March 31, 2019

(94)
$7.2 of total commitment of $7.4 remains undrawn as of March 31, 2019

(95)
Total commitment of $1.4 remains undrawn as of March 31, 2019

(96)
Total commitment of $3.5 remains undrawn as of March 31, 2019

(97)
$9.5 of total commitment of $9.9 remains undrawn as of March 31, 2019

(98)
$1.8 of total commitment of $12.1 remains undrawn as of March 31, 2019

(99)
Total commitment of $4.5 remains undrawn as of March 31, 2019

(100)
$0.0 of total commitment of $6.2 remains undrawn as of March 31, 2019

(101)
$3.0 of total commitment of $3.0 remains undrawn as of March 31, 2019

(102)
Total commitment of $5.3 remains undrawn as of March 31, 2019

(103)
$17.0 of total commitment of $20.3 remains undrawn as of March 31, 2019

(104)
Total commitment of $3.2 remains undrawn as of March 31, 2019

(105)
Total commitment of $15.1 remains undrawn as of March 31, 2019

(106)
Total commitment of $4.0 remains undrawn as of March 31, 2019

(107)
$4.2 of total commitment of $5.8 remains undrawn as of March 31, 2019

(108)
Total commitment of $3.9 remains undrawn as of March 31, 2019

(109)
$3.3 of total commitment of $6.1 remains undrawn as of March 31, 2019

(110)
Total commitment of $3.5 remains undrawn as of March 31, 2019

(111)
Total commitment of $1.3 remains undrawn as of March 31, 2019

(112)
$7.5 of total commitment of $8.0 remains undrawn as of March 31, 2019

(113)
$0.1 of total commitment of $5.0 remains undrawn as of March 31, 2019

(114)
Total commitment of $2.8 remains undrawn as of March 31, 2019

(115)
$6.5 of total commitment of $6.9 remains undrawn as of March 31, 2019

(116)
Total commitment of $3.8 remains undrawn as of March 31, 2019

(117)
$0.8 of total commitment of $0.9 remains undrawn as of March 31, 2019

(118)
Total commitment of $3.9 remains undrawn as of March 31, 2019

(119)
Total commitment of $3.0 remains undrawn as of March 31, 2019

(120)
$0.0 of total commitment of $0.0 remains undrawn as of March 31, 2019

(121)
Total commitment of $8.4 remains undrawn as of March 31, 2019

(122)
$7.3 of total commitment of $7.5 remains undrawn as of March 31, 2019

(123)
$2.5 of total commitment of $2.5 remains undrawn as of March 31, 2019

(124)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(125)
Total commitment of $2.7 remains undrawn as of March 31, 2019

(126)
Total commitment of $23.3 remains undrawn as of March 31, 2019

(127)
$2.7 of total commitment of $4.6 remains undrawn as of March 31, 2019

(128)
$3.2 of total commitment of $4.5 remains undrawn as of March 31, 2019

(129)
Total commitment of $10.9 remains undrawn as of March 31, 2019

(130)
Total commitment of $14.5 remains undrawn as of March 31, 2019

(131)
Total commitment of $2.4 remains undrawn as of March 31, 2019

(132)
$0.9 of total commitment of $2.6 remains undrawn as of March 31, 2019

(133)
Total commitment of $1.5 remains undrawn as of March 31, 2019

(134)
Total commitment of $2.0 remains undrawn as of March 31, 2019

(135)
Total commitment of $16.8 remains undrawn as of March 31, 2019

(136)
Total commitment of $10.0 remains undrawn as of March 31, 2019

(137)
$4.1 of total commitment of $10.0 remains undrawn as of March 31, 2019

(138)
Total commitment of $5.2 remains undrawn as of March 31, 2019

(139)
Total commitment of $9.0 remains undrawn as of March 31, 2019

(140)
Total commitment of $3.0 remains undrawn as of March 31, 2019

(141)
Total commitment of $13.5 remains undrawn as of March 31, 2019

(142)
$5.1 of total commitment of $25.0 remains undrawn as of March 31, 2019

(143)
Total commitment of $0.0 remains undrawn as of March 31, 2019

(144)
Total commitment of $1.4 remains undrawn as of March 31, 2019

(145)
$7.5 of total commitment of $9.1 remains undrawn as of March 31, 2019

(146)
Total commitment of $6.6 remains undrawn as of March 31, 2019

(147)
Total commitment of $12.5 remains undrawn as of March 31, 2019

(148)
$9.9 of total commitment of $12.5 remains undrawn as of March 31, 2019

(149)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(150)
Total commitment of $3.3 remains undrawn as of March 31, 2019

(151)
Total commitment of $3.8 remains undrawn as of March 31, 2019

(152)
$0.0 of total commitment of $10.0 remains undrawn as of March 31, 2019

(153)
Total commitment of $6.0 remains undrawn as of March 31, 2019

(154)
$1.8 of total commitment of $2.5 remains undrawn as of March 31, 2019

(155)
Total commitment of $5.4 remains undrawn as of March 31, 2019

(156)
$9.2 of total commitment of $9.7 remains undrawn as of March 31, 2019

(157)
Total commitment of $21.1 remains undrawn as of March 31, 2019

(158)
Total commitment of $54.9 remains undrawn as of March 31, 2019

(159)
Total commitment of $7.6 remains undrawn as of March 31, 2019

(160)
Total commitment of $1.1 remains undrawn as of March 31, 2019

(161)
Total commitment of $2.9 remains undrawn as of March 31, 2019

(162)
Total commitment of $1.3 remains undrawn as of March 31, 2019

(163)
Total commitment of $4.0 remains undrawn as of March 31, 2019

(164)
Total commitment of $5.0 remains undrawn as of March 31, 2019

(165)
Total commitment of $1.4 remains undrawn as of March 31, 2019

(166)
Total commitment of $5.8 remains undrawn as of March 31, 2019

(167)
Total commitment of $5.9 remains undrawn as of March 31, 2019

(168)
$2.3 of total commitment of $3.3 remains undrawn as of March 31, 2019

(169)
Total commitment of $2.9 remains undrawn as of March 31, 2019

(170)
$33.0 of total commitment of $36.0 remains undrawn as of March 31, 2019

(171)
Total commitment of $4.0 remains undrawn as of March 31, 2019

(172)
$3.6 of total commitment of $5.5 remains undrawn as of March 31, 2019

(173)
$0.0 of total commitment of $10.0 remains undrawn as of March 31, 2019

(174)
Total commitment of $10.0 remains undrawn as of March 31, 2019

(175)
Total commitment of $1.8 remains undrawn as of March 31, 2019

(176)
Total commitment of $1.6 remains undrawn as of March 31, 2019

(177)
Total commitment of $8.5 remains undrawn as of March 31, 2019

(178)
Total commitment of $8.0 remains undrawn as of March 31, 2019

(179)
Total commitment of $3.5 remains undrawn as of March 31, 2019

(180)
Total commitment of $1.0 remains undrawn as of March 31, 2019

(181)
Total commitment of $1.8 remains undrawn as of March 31, 2019

(182)
$1.1 of total commitment of $1.7 remains undrawn as of March 31, 2019

(183)
Total commitment of $10.0 remains undrawn as of March 31, 2019

(184)
$0.0 of total commitment of $4.0 remains undrawn as of March 31, 2019

(185)
$3.7 of total commitment of $4.0 remains undrawn as of March 31, 2019

(186)
$0.0 of total commitment of $0.0 remains undrawn as of March 31, 2019

(187)
Total commitment of $7.5 remains undrawn as of March 31, 2019

(188)
Total commitment of $2.1 remains undrawn as of March 31, 2019

(189)
Total commitment of $9.0 remains undrawn as of March 31, 2019

(190)
Total commitment of $3.0 remains undrawn as of March 31, 2019

(191)
$7.1 of total commitment of $9.0 remains undrawn as of March 31, 2019

(192)
Total commitment of $10.2 remains undrawn as of March 31, 2019

(193)
Total commitment of $4.4 remains undrawn as of March 31, 2019

(194)
$4.3 of total commitment of $90.0 remains undrawn as of March 31, 2019

(195)
$4.3 of total commitment of $7.1 remains undrawn as of March 31, 2019

(196)
$0.0 of total commitment of $0.8 remains undrawn as of March 31, 2019

(197)
$0.0 of total commitment of $0.8 remains undrawn as of March 31, 2019

(198)
Total commitment of $9.1 remains undrawn as of March 31, 2019

(199)
Total commitment of $1.4 remains undrawn as of March 31, 2019

(200)
$6.9 of total commitment of $10.5 remains undrawn as of March 31, 2019

(201)
$1.9 of total commitment of $3.6 remains undrawn as of March 31, 2019

(202)
Total commitment of $4.3 remains undrawn as of March 31, 2019

(203)
$1.1 of total commitment of $1.4 remains undrawn as of March 31, 2019

(204)
Total commitment of $6.5 remains undrawn as of March 31, 2019

(205)
$19.2 of total commitment of $24.1 remains undrawn as of March 31, 2019

(206)
Total commitment of $2.0 remains undrawn as of March 31, 2019

(207)
Total commitment of $1.1 remains undrawn as of March 31, 2019

(208)
$7.4 of total commitment of $10.0 remains undrawn as of March 31, 2019

(209)
Total commitment of $5.8 remains undrawn as of March 31, 2019

(210)
Total commitment of $3.1 remains undrawn as of March 31, 2019

(211)
Total commitment of $4.2 remains undrawn as of March 31, 2019

(212)
$1.1 of total commitment of $1.6 remains undrawn as of March 31, 2019

(213)
Total commitment of $1.6 remains undrawn as of March 31, 2019

(214)
$0.2 of total commitment of $0.3 remains undrawn as of March 31, 2019

(215)
Total commitment of $14.3 remains undrawn as of March 31, 2019

(216)
$0.6 of total commitment of $0.8 remains undrawn as of March 31, 2019

(217)
$2.2 of total commitment of $2.3 remains undrawn as of March 31, 2019

(218)
$0.0 of total commitment of $0.0 remains undrawn as of March 31, 2019

(219)
Total commitment of $13.7 remains undrawn as of March 31, 2019

(220)
Total commitment of $9.1 remains undrawn as of March 31, 2019

(221)
Total commitment of $6.9 remains undrawn as of March 31, 2019

(222)
Total commitment of $2.3 remains undrawn as of March 31, 2019

(223)
Total commitment of $4.2 remains undrawn as of March 31, 2019

(224)
$0.0 of total commitment of $0.0 remains undrawn as of March 31, 2019

(225)
Total commitment of $11.2 remains undrawn as of March 31, 2019

(226)
$8.0 of total commitment of $17.0 remains undrawn as of March 31, 2019

(227)
$15.2 of total commitment of $15.3 remains undrawn as of March 31, 2019

(228)
Total commitment of $3.2 remains undrawn as of March 31, 2019

(229)
Total commitment of $1.7 remains undrawn as of March 31, 2019

(230)
Total commitment of $8.4 remains undrawn as of March 31, 2019

(231)
Total commitment of $8.8 remains undrawn as of March 31, 2019

(232)
Total commitment of $10.0 remains undrawn as of March 31, 2019

(233)
Total commitment of $3.0 remains undrawn as of March 31, 2019

(234)
$3.0 of total commitment of $3.5 remains undrawn as of March 31, 2019

(235)
Total commitment of $22.5 remains undrawn as of March 31, 2019

(236)
Total commitment of $0.8 remains undrawn as of March 31, 2019

(237)
$8.0 of total commitment of $12.1 remains undrawn as of March 31, 2019

(238)
Total commitment of $8.5 remains undrawn as of March 31, 2019

(239)
$0.6 of total commitment of $1.5 remains undrawn as of March 31, 2019

(240)
Total commitment of $4.2 remains undrawn as of March 31, 2019

(241)
Total commitment of $2.0 remains undrawn as of March 31, 2019

(242)
$2.0 of total commitment of $7.0 remains undrawn as of March 31, 2019

(243)
Total commitment of $7.2 remains undrawn as of March 31, 2019

(244)
$3.0 of total commitment of $3.0 remains undrawn as of March 31, 2019

(245)
Total commitment of $4.7 remains undrawn as of March 31, 2019

(246)
$0.9 of total commitment of $1.3 remains undrawn as of March 31, 2019

(247)
Total commitment of $2.8 remains undrawn as of March 31, 2019

(248)
$4.5 of total commitment of $4.6 remains undrawn as of March 31, 2019

(249)
Total commitment of $4.1 remains undrawn as of March 31, 2019

(250)
$5.2 of total commitment of $11.5 remains undrawn as of March 31, 2019

MANAGEMENT

              Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the quarterly valuation of our investments. The size of our board of directors is set at nine members and currently consists of four directors who are "interested persons" of Ares Capital as defined in Section 2(a)(19) of the Investment Company Act and five directors who are not such "interested persons." We refer to the directors who are non-interested persons as our "independent directors." We refer to our directors who are "interested persons" as our "interested directors." Our board of directors elects our officers, who serve at the discretion of the board of directors. The board of directors maintains an audit committee and nominating and governance committee, and may establish additional committees from time to time as necessary.

              Under our charter and bylaws, our directors are divided into three classes. Directors are elected for staggered terms of three years each, with the term of office of only one of these three classes of directors expiring each year. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN OTHER OFFICERS

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Independent Directors
Steve Bartlett, 71	Director	Class II Director since 2012 (re-election in 2021)
			Since 2012, Mr. Bartlett has been providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable.	One(2)	Intersections Inc.
Ann Torre Bates, 61	Director	Class I Director since 2010 (re-election in 2020)
			Ms. Bates currently dedicates her time serving on boards of directors of several companies in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters.	One(2)	Navient Corporation, SLM Corporation, United Natural Foods, Inc., 19 investment companies in the Franklin Templeton Group of Mutual Funds
Daniel G. Kelly, Jr., 67	Director	Class III Director since 2016 (re-election in 2019)	Since 2016, Mr. Kelly has been retired. From 1999 to 2015, Mr. Kelly was a Partner of the law firm of Davis Polk & Wardwell LLP.	One(2)	American Shared Hospital Services
Steven B. McKeever, 58	Director	Class I Director since 2012 (re-election in 2020)	Since 1997, Mr. McKeever has been Chief Executive Officer of Hidden Beach Recordings, an independent record label based in Los Angeles, California.	One(2)
Eric B. Siegel, 61	Director	Class III Director since 2004 (re-election in 2019)
			Since 2005, Mr. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club's Board of Advisors. Mr. Siegel is a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee of El Paso Electric Company, a NYSE publicly traded utility company.	One(2)	El Paso Electric Company

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Interested Directors
Michael J Arougheti, 46(3)	Co-Chairman and Director; Executive Vice President	Class I Director since February 2009 (re-election in 2020); Executive Vice President since October 2014 (indefinite term)
			Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Board and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and the Chief Executive Officer and President, as well as a Director, of Ares. He is also a member of the Ares Executive Management Committee and the Management Committee of Ares. Mr. Arougheti is a member of the Investment Committee of the Ares Credit Group's U.S. Direct Lending Investment Committee and the Ares Equity Income Opportunity Strategy Portfolio Review Committee.	One(2)	Ares Management Corporation, Ares Commercial Real Estate Corporation
R. Kipp deVeer, 46(6)	Director and Chief Executive Officer	Class III Director since 2015 (re-election in 2019); Chief Executive Officer since July 2014 (indefinite term)
			Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer joined Ares in May 2004 and currently serves as a Partner of Ares and a member of the Ares Executive Management Committee. He is a Partner in and Head of the Ares Credit Group and also a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of our investment adviser and the Ares Credit Group's U.S. Direct Lending and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares overseeing the European activities of Ares.	One(2)
Robert L. Rosen, 72(4)	Director	Class II Director since 2004 (re-election in 2021)
			Since August 2005, Mr. Rosen has served as the managing partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 1987 to the present, Mr. Rosen has been Chief Executive Officer of RLR Partners, LLC, a private investment firm with interests in financial services, healthcare, media and multi-industry companies. From 2013 to 2016, Mr. Rosen was an Operating Advisor to the Ares Management Private Equity Group. From February 2016 to February 2018, Mr. Rosen was a Partner of Ares. Since February 2018, Mr. Rosen has been party to a strategic advisory agreement with Ares.	One(2)	Ares Commercial Real Estate Corporation, Sapient Corporation
Bennett Rosenthal, 55(5)	Co-Chairman and Director	Class II Director since 2004 (re-election in 2021)
			Since July 2014, Mr. Rosenthal has served as Co-Chairman of the Board, and previously as Chairman of the Board since 2004. Mr. Rosenthal is a Co-Founder of Ares and a Director and Partner of Ares and a member of the Ares Executive Management Committee. He is Co-Head of and a Partner in the Ares Private Equity Group and also serves as a member of the Management Committee of Ares. Mr. Rosenthal is also a member of the Investment Committees of certain funds managed by the Ares Private Equity Group.	One(2)	Ares Management Corporation, Nortek, Inc.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Executive Officers and Certain Other Officers Who Are Not Directors
Joshua M. Bloomstein, 45	General Counsel, Vice President and Secretary	General Counsel since January 2010; Secretary since December 2010; Vice President since November 2006 (indefinite terms)
Since January 2010, Mr. Bloomstein has served as General Counsel of the Company, since December 2010, Mr. Bloomstein has served as Secretary of the Company, and since November 2006, Mr. Bloomstein has served as Vice President of the Company. Additionally, he is Vice President and Assistant Secretary of CION Ares Diversified Credit Fund and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. He joined Ares in November 2006 and currently serves as a Partner and Co-General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management.
Mitchell Goldstein, 52	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner and Co-Head of the Ares Credit Group, and Vice President of CION Ares Diversified Credit Fund. He is a member of the Management Committee of Ares. Mr. Goldstein is a member of the Investment Committees of our investment adviser, the Board of Managers of Ivy Hill Asset Management GP, LLC, the General Partner of Ivy Hill Asset Management, L.P., select Ares Credit Group U.S. Direct Lending investment committees, the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee.
Miriam Krieger, 42	Vice President	Since April 2019 (indefinite term)
Since April 2019, Ms. Krieger has served as Vice President of the Company. Ms. Krieger previously served as Chief Compliance Officer of the Company from June 2011 to April 2019. She joined Ares in 2010 and is a Partner and Global Chief Compliance Officer of Ares and is a member of the Management Committee of Ares. She also serves as Chief Compliance Officer of Ivy Hill Asset Management, L.P.
Scott C. Lem, 41	Chief Accounting Officer, Vice President and Treasurer	Chief Accounting Officer since December 2013; Vice President and Treasurer since May 2013 (indefinite terms)
Since December 2013, Mr. Lem has served as Chief Accounting Officer of the Company and since May 2013, Mr. Lem has served as Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. He also serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. and Chief Financial Officer of CION Ares Diversified Credit Fund. Additionally, he is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department.
Lisa A. Morgan, 43	Chief Compliance Officer	Since April 2019 (indefinite term)
Since April 2019, Ms. Morgan has served as Chief Compliance Officer of the Company. She joined Ares in September 2017 as Managing Director and Head of Regulatory Compliance in the Ares Compliance Group. From January 2015 to September 2017, Ms. Morgan was a Partner of the law firm of Eversheds Sutherland (US) LLP, and from January 2012 to December 2014, she was Counsel at Eversheds Sutherland (US) LLP.

Name, Address and Age(1)	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships of Public or Registered Investment Companies Held by Director During Past 5 Years
Penni F. Roll, 53	Chief Financial Officer	Since December 2010 (indefinite term)	Since December 2010, Ms. Roll has served as Chief Financial Officer of the Company. Ms. Roll serves as the Treasurer of CION Ares Diversified Credit Fund and Chief Financial Officer, Vice President and Treasurer of Ivy Hill Asset Management, L.P. and Treasurer of Ares Dynamic Credit Allocation Fund, Inc. She joined Ares in 2010 and now serves as a Partner and Chief Financial Officer of the Ares Credit Group and is a member of the Management Committee of Ares.
Michael L. Smith, 48	Co-President	Since July 2014 (indefinite term)
Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares. Mr. Smith is a member of the Investment Committees of Ares Capital Management, Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees, the Ares Private Equity Group's Special Opportunities Investment Committee, the Infrastructure and Power Group Funds Investment Committee and the Ivy Hill Asset Management Investment Committee.
Michael D. Weiner, 66	Vice President	Since September 2006 (indefinite term)
Since September 2006, Mr. Weiner has been Vice President of the Company. He is Executive Vice President and Chief Legal Officer of Ares Management Corporation, a Partner and Co-General Counsel in the Ares Legal Group and a member of the Management Committee of Ares. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. and Vice President and Assistant Secretary of CION Ares Diversified Credit Fund. He additionally is a member of the Ares Enterprise Risk Committee.

(1)
The business address of Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith and Ms. Roll is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The business address of Mmes. Krieger and Morgan is c/o Ares Capital Corporation, 1001 19th Street, North Suite 1200, Arlington, Virginia 22209. The business address of each other director, executive officer and listed officer is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

(2)
Including the Company.

(3)
Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is a Co-Founder and the Chief Executive Officer and President of Ares, is a member of the Ares Executive Management Committee, is on the Investment Committee of our investment adviser and serves on the Board of Directors and the Management Committee of Ares.

(4)
Mr. Rosen is an interested director because RLR Capital Partners and Mr. Rosen are parties to a strategic advisory agreement with Ares and Mr. Rosen owns certain equity interests in Ares and its affiliates.

(5)
Mr. Rosenthal is an interested director because he is a Co-Founder of Ares, a Partner of Ares Management Corporation and a member of the Ares Executive Management Committee and serves on the Board of Directors and the Management Committee of Ares.

(6)
Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, is on the Investment Committee of our investment adviser, is a Partner of Ares Management Corporation and is a member of the Ares Executive Management Committee and serves on the Management Committee of Ares.

Biographical Information and Discussion of Experience and Qualifications, etc.

Directors

              As described below under "Committees of the Board of Directors—Nominating and Governance Committee," the board of directors has identified certain desired attributes for director nominees. Each of our directors has demonstrated high character and integrity, superior credentials and recognition in his or her respective field and the relevant expertise and experience upon which to be able to offer advice and guidance to our management. Each of our directors also has sufficient time available to devote to the affairs of the Company, is able to work with the other members of the board of directors and contribute to the success of the Company and can represent the long-term interests of the Company's stockholders as a whole. Our directors have been selected such that the board of directors represents a range of backgrounds and experience. Set forth below is biographical information of each director, including a discussion of such director's particular experience, qualifications, attributes or skills that lead us and our board of directors to conclude, as of the date of this prospectus, that such individual should serve as a director, in light of the Company's business and structure.

Independent Directors

              Steve Bartlett, 71, has served as a director of the Company since 2012 and currently serves on the audit committee. Mr. Bartlett has been a consultant since 2012, providing strategic independent consulting services to several U.S. corporations. From 1999 to 2012, Mr. Bartlett served as President and Chief Executive Officer of the Financial Services Roundtable. In 2001, Mr. Bartlett served on the President's Commission on Excellence in Special Education. Mr. Bartlett previously served as the Mayor of Dallas, Texas from 1991 to 1995, a member of the United States Congress from 1983 to 1991, and a member of the Dallas City Council from 1977 to 1981. Mr. Bartlett also founded Meridian Products Corporation, a manufacturer of injection molded plastics in 1976. Mr. Bartlett previously served on the Board of Governors of the National YMCA, the board of directors of BIPAC and Easter Seals of Greater Washington, D.C., and the board of directors for the following companies: Centene Corporation (NYSE), IMCO Recycling, Inc. (NYSE), KB Home Corporation (NYSE), Sun Coast Industries (NYSE), Intersections Inc. (NASDAQ), Dallas Can! and Grace Presbyterian Village. Mr. Bartlett also served as co-chair of Character Counts of Dallas and chair of the Trinity Trails. Mr. Bartlett also served on the Dallas Fort Worth International Airport Board. Mr. Bartlett graduated from the University of Texas at Austin in 1971, later serving as a guest lecturer at the Lyndon B. Johnson School of Public Affairs. We believe that Mr. Bartlett's experience serving as President and Chief Executive Officer of the Financial Services Roundtable, his experience in politics (including serving as the Mayor of Dallas, Texas, a member of the United States Congress and a member of the Dallas City Council) and his service as a director of public and private companies provides the board of directors with key experience and insight to the Company, especially with respect to issues specific to boards of directors of public companies and companies in the financial services industry.

              Ann Torre Bates, 61, has served as a director of the Company since 2010 and is currently the chairperson of the audit committee. Ms. Bates currently dedicates her time serving on the boards of directors of several companies primarily in the financial sector. From 1997 to 2012, Ms. Bates was a strategic and financial consultant, principally with respect to corporate finance matters. From 1995 to 1997, Ms. Bates served as Executive Vice President, Chief Financial Officer and Treasurer of NHP, Inc., a national real estate services firm. From 1991 to 1995, Ms. Bates was Vice President and Treasurer of US Airways, and held various finance positions from 1988 to 1991. She currently serves on the board of directors of United Natural Foods, Inc. and is a director or trustee of 19 investment companies in the Franklin Templeton Group of Mutual Funds. She previously served as a director of Allied Capital Corporation from 2003 to 2010, SLM Corporation from 1997 to 2014 and Navient Corporation from 2014 to 2016. Ms. Bates holds a B.B.A in Accountancy from the University of Notre Dame and an M.B.A. in Finance and Economics from Cornell University. We believe that Ms. Bates' experience serving as a director of other public companies in the financial sector, as well as her past experience as a chief financial officer, provides the board of directors and, specifically, the audit committee of the board of directors with valuable knowledge and insight in the financial services sector as well as experience in financial and accounting matters.

              Daniel G. Kelly, Jr., 67, has served as a director of the Company since May 2016 and currently serves on the nominating and governance committee. Mr. Kelly was a Partner of Davis Polk &

Wardwell LLP, an international law firm, from 1999 to 2015, co-founding its Silicon Valley office in 1999. During his time at Davis Polk, Mr. Kelly had an extensive corporate practice representing companies, private equity funds and financial institutions in a broad array of complex transactions, and also acted as a senior advisor to boards and special committees on numerous sensitive matters. He currently serves on the board of directors of American Shared Hospital Services, which is a publicly traded healthcare company, and as a Trustee of Choate Rosemary Hall and on the board of directors of Equality Now, a global organization dedicated to creating a world in which women and girls have the same legal rights as men and boys. Prior to joining Davis Polk, Mr. Kelly was a senior officer of a major investment banking firm, the chief legal officer of a New York Stock Exchange ("NYSE") listed corporation and a partner involved in management of two other law firms. Mr. Kelly graduated magna cum laude with a B.A. in History from Yale University and received his J.D. from Columbia University School of Law where he served as Notes and Comments Editor of the Columbia Law Review. We believe that Mr. Kelly's experience practicing as a corporate lawyer, including his substantial experience in providing advice and counsel on corporate governance and securities law matters to numerous public company clients in a wide variety of industries, provides the board of directors with unique insight on its duties and responsibilities.

              Steven B. McKeever, 58, has served as a director of the Company since 2012 and is currently the chairperson of the nominating and governance committee. Mr. McKeever is the CEO of Hidden Beach Recordings, an independent record label based in Los Angeles, California, which Mr. McKeever founded in 1997. From 1991 to 1995, Mr. McKeever was with Motown Records, where he served as Executive Vice President of Talent and Creative Affairs from 1993 to 1995 and Senior Vice President of Artists and Repertoire from 1991 to 1993. In 1992, Mr. McKeever created MoJAZZ Records, a subsidiary of Motown Records and served as its President. In 1993, he was instrumental in the sale of Motown Records to PolyGram Records. Mr. McKeever eventually left Motown Records in 1995 to work on his own entrepreneurial projects. Mr. McKeever began his career at the law firm of Irell & Manella LLP in Los Angeles as an entertainment lawyer. In 2011, Mr. McKeever served as the Executive Producer of Entertainment for the dedication of the Martin Luther King, Jr. Memorial in Washington, D.C. Mr. McKeever currently serves as a director of several organizations, including College Bound (Chairman), African Ancestry.com and The Pacific Institute Spirit Board. He served as a Governor of the Los Angeles Chapter of The National Academy of Recording Arts and Sciences (a/k/a The GRAMMYs) from 2001 to 2003 and 2008 to 2010 and gives generous time to various charitable organizations such as The City of Hope. Mr. McKeever received his B.S. from the University of Illinois at Urbana Champaign and received his J.D. from Harvard Law School. We believe that Mr. McKeever's diversity of experiences, in particular his small business and entrepreneurial experience, provides the board of directors with unique insight and expertise into the management of small and middle-market companies.

              Eric B. Siegel, 61, has served as a director of the Company since 2004 and has been the lead independent director of the board of directors since 2010. Mr. Siegel currently serves on the audit committee and the nominating and governance committee. Since 2005, Mr. Siegel has served as Special Advisor to the Chairman of the Milwaukee Brewers Baseball Club and a member of the Club's Board of Advisors. Mr. Siegel is a director and Chairman of the Executive Committee and Nominating and Governance Committee and member of the Audit Committee and Security Committee of El Paso Electric Company, a NYSE publicly traded utility company. Mr. Siegel is also a past member of the boards of directors of a number of public and private companies, including Kerzner International Ltd. Mr. Siegel is a retired limited partner of Apollo Advisors, L.P. and Lion Advisors, L.P., private investment management firms. Mr. Siegel is a member of the board of directors of the Friends of the Los Angeles Saban Free Clinic and a past member of the Board of Trustees of the Marlborough School. Mr. Siegel holds his B.A. summa cum laude and Phi Beta Kappa and J.D. Order of the Coif from the University of California at Los Angeles. We believe that Mr. Siegel's experience practicing as a corporate lawyer provides valuable insight to the board of directors on regulatory and risk management issues and his experience as a partner in investment firms and over 25 years of experience serving as a director for both public and private companies provide industry specific knowledge and expertise to the board of directors.

Interested Directors

              Michael J Arougheti, 46, has served as Co-Chairman of the board of directors since July 2014, as a director of the Company since 2009 and as an Executive Vice President of the Company since October 2014. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014, and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and the Chief Executive Officer and President, as well as a Director of Ares. He is a member of the Ares Executive Management Committee, the seven-member governing body which controls Ares and the Management Committee of Ares. In addition, Mr. Arougheti is a member of the Investment Committee of the investment adviser, the Ares Credit Group's U.S. Direct Lending Investment Committee, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Management Committee of Ares. Mr. Arougheti may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From 2001 to 2004, Mr. Arougheti was employed by Royal Bank of Canada, where he was a Managing Partner of the Principal Finance Group of RBC Capital Partners and a member of the firm's Mezzanine Investment Committee. At RBC Capital Partners, Mr. Arougheti oversaw an investment team that originated, managed and monitored a diverse portfolio of middle-market leveraged loans, senior and junior subordinated debt, preferred equity and common stock and warrants on behalf of RBC and other third party institutional investors. Mr. Arougheti joined Royal Bank of Canada in October 2001 from Indosuez Capital, where he was a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. Mr. Arougheti also sat on the firm's Investment Committee. Prior to joining Indosuez in 1994, Mr. Arougheti worked at Kidder, Peabody & Co., where he was a member of the firm's Mergers and Acquisitions Group. In addition to serving as chairman of the board of directors of Ares Commercial Real Estate Corporation, Mr. Arougheti also serves on the board of directors of Investor Group Services, Riverspace Arts and Operation HOPE. Mr. Arougheti received a B.A. in Ethics, Politics and Economics, cum laude, from Yale University. We believe that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, not only gives the board of directors valuable industry-specific knowledge and expertise on these and other matters but also position him well to continue to serve as Co-Chairman of the board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is a Co-Founder and the Chief Executive Officer and President of Ares, is a member of the Ares Executive Management Committee and serves on the Board of Directors and the Management Committee of Ares.

              R. Kipp deVeer, 46, has served as a director of the Company since 2015 and currently serves as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. He joined Ares in May 2004 and currently serves as a Partner of Ares Management Corporation. He is a member of the Ares Executive Management Committee, the seven-member governing body which controls Ares. He is also a Partner in and Head of the Ares Credit Group and a member of the Management Committee of Ares. Mr. deVeer may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. deVeer is a member of the Investment Committee of our investment adviser, the Ares Credit Group's U.S. and European Direct Lending Investment Committees and other select Ares Credit Group investment committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares Management overseeing the European activities of Ares. Prior to joining Ares, Mr. deVeer was a partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Mr. deVeer joined RBC in October 2001 from Indosuez Capital, where he was Vice President in the Merchant Banking Group. Previously, Mr. deVeer worked at J.P. Morgan and Co., both in the Special Investment Group of J.P. Morgan Investment Management, Inc. and the Investment Banking Division of J.P. Morgan Securities Inc. Mr. deVeer received a B.A. from Yale University and an M.B.A. from Stanford University's Graduate School of Business. We believe that Mr. deVeer's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of our business and operations, gives the board of directors valuable industry specific knowledge and expertise on these and other matters. Mr. deVeer is an interested director because he is the Chief Executive Officer of the Company, a Partner of Ares Management Corporation, an officer of and on the Investment Committee of our investment adviser and a member of the Ares Executive Management Committee and serves on the Management Committee of Ares.

              Robert L. Rosen, 72, has served as a director of the Company since 2004 and was a Partner in the Ares Real Estate Group until 2018. Since February 2018, Mr. Rosen has been party to a strategic advisory agreement with Ares. Mr. Rosen is the Managing Partner of RLR Capital Partners, which invests principally in the securities of publicly traded North American companies. From 2016 to 2018, Mr. Rosen was a Partner of Ares, from 2013 to 2016, Mr. Rosen was an Operating Advisor to the Ares Management Private Equity Group and, from 2010 to 2013, Mr. Rosen was party to a strategic advisory agreement with Ares. From 2005 to 2008, Mr. Rosen was a Managing Partner of RLR Focus Fund LP, an "active value" hedge fund. From 1995 to 2001, Mr. Rosen served as an exclusive consultant to Apollo Management, L.P. In 1998, Mr. Rosen founded National Financial Partners (NYSE: NFP), an independent provider of financial services to high net worth individuals and small to medium sized corporations. He served as NFP's CEO from 1998 to 2000 and as its Chairman until January 2002. From 1987 to 1993, Mr. Rosen was a Managing Partner of Ballantrae Partners, L.P., an investment partnership. From 1989 to 1993, Mr. Rosen was Chairman and CEO of Damon Corporation, a leading healthcare and laboratory testing company that was ultimately sold to Quest Diagnostics. From 1983 to 1987, Mr. Rosen was Vice Chairman of Maxxam Group. Prior to that, Mr. Rosen spent 12 years at Shearson American Express in positions in research, investment banking and senior management, and for two years was Assistant to Sanford Weill, the then Chairman and CEO of Shearson. Mr. Rosen previously served on the boards of directors of Ares Commercial Real Estate Corporation and Sapient Corporation. Mr. Rosen is a member of the Council on Foreign Relations. Mr. Rosen holds a B.A. from the City University of New York in Economics and an M.B.A. from the New York University Leonard N. Stern School of Business in Finance. We believe that Mr. Rosen's over 35 years of experience as a senior executive of financial services, healthcare services and private equity funds brings broad financial industry and specific investment management insight and experience to the board of directors and that his expertise in finance provides valuable knowledge to the board of directors. Mr. Rosen is an interested director because RLR Capital Partners and Mr. Rosen are parties to a strategic advisory agreement with Ares and Mr. Rosen owns certain equity interests in Ares and its affiliates.

              Bennett Rosenthal, 55, has served as Co-Chairman of our board of directors since 2014, and previously as Chairman of our board of directors since 2004. Mr. Rosenthal is a Co-Founder of Ares and a Director and Partner of Ares Management Corporation. He is a member of the Ares Executive Management Committee, the seven-member governing body which controls Ares. He is Co-Head and a Partner in the Ares Private Equity Group and serves as a member of the Board of Directors and Management Committee of Ares. Mr. Rosenthal also is a member of the Investment Committees of certain funds managed by the Ares Private Equity Group. Mr. Rosenthal may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Rosenthal joined Ares in 1998 from Merrill Lynch & Co., where he served as a Managing Director in the Global Leveraged Finance Group. Mr. Rosenthal currently serves on the Board of Directors of City Ventures, LLC, Jacuzzi Brands Corporation, and the parent entities of CHG Healthcare Holdings L.P., CPG International Inc., Dawn

Holdings, Inc., DuPage Medical Group, National Veterinary Associates, Inc., Aspen Dental Management, Inc. and several other private companies. Mr. Rosenthal's previous board of directors experience includes Maidenform Brands, Inc., Hanger, Inc. and Nortek, Inc. Mr. Rosenthal also serves on the Board of Trustees of the Windward School in Los Angeles, and on the Graduate Executive Board of the Wharton School of Business. Mr. Rosenthal graduated summa cum laude with a B.S. in Economics from the University of Pennsylvania's Wharton School of Business where he also received his M.B.A. with distinction. We believe that Mr. Rosenthal's intimate knowledge of the business and operations of Ares, extensive experience in the financial industry as well as the management of private equity and debt investments in particular and experience as a director of other public and private companies not only give the board of directors valuable insight but also position him well to continue to serve as Co-Chairman of the board of directors. Mr. Rosenthal is an interested director because he is a Co-Founder of Ares, Partner of Ares Management Corporation and a member of the Ares Executive Management Committee and serves on the Board of Directors and the Management Committee of Ares.

Executive Officers and Certain Other Officers Who Are Not Directors

              Joshua M. Bloomstein, 45, serves as the General Counsel, Vice President and Secretary of the Company. He joined Ares in November 2006 and currently serves as a Partner and Co General Counsel (Credit) and Deputy General Counsel (Corporate) of Ares Management, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Bloomstein also currently serves as Vice President and Assistant Secretary of CION Ares Diversified Credit Fund and Vice President and Assistant Secretary of Ares Commercial Real Estate Corporation. Mr. Bloomstein also serves on the Advisory Board of the Naomi Berrie Diabetes Center at Columbia University. Prior to joining Ares, Mr. Bloomstein was an attorney with Latham & Watkins LLP specializing in leveraged buyouts and private equity investments as well as general partnership and corporate matters. Mr. Bloomstein graduated magna cum laude with a B.A. in Political Science from the State University of New York at Albany and received a J.D. degree, magna cum laude, from the University of Miami, where he was elected to the Order of the Coif.

              Mitchell Goldstein, 52, serves as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. He joined Ares in May 2005 and currently serves as a Partner in and Co-Head of the Ares Credit Group, and Vice President of CION Ares Diversified Credit Fund. He is a member of the Management Committee of Ares, and may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Goldstein is a member of the Investment Committees of the investment adviser, select Ares Credit Group U.S. Direct Lending investment committees and the Ivy Hill Asset Management Investment Committee and the Ares Commercial Finance Investment Committee. Prior to joining Ares, Mr. Goldstein worked at Credit Suisse First Boston ("CSFB"), where he was a Managing Director in the Financial Sponsors Group. At CSFB, Mr. Goldstein was responsible for providing investment banking services to private equity funds and hedge funds with a focus on M&A and restructurings as well as capital raisings, including high yield, bank debt, mezzanine debt, and IPOs. Mr. Goldstein joined CSFB in 2000 at the completion of the merger with Donaldson, Lufkin & Jenrette. From 1998 to 2000, Mr. Goldstein was at Indosuez Capital, where he was a member of the Investment Committee and a Principal, responsible for originating, structuring and executing leveraged transactions across a broad range of products and asset classes. From 1993 to 1998, Mr. Goldstein worked at Bankers Trust. He also serves on the Board of Managers of Ivy Hill Asset Management GP, LLC, the general partner of Ivy Hill Asset Management L.P. Mr. Goldstein graduated summa cum laude from the State University of New York at Binghamton with a B.S. in Accounting, received an M.B.A. from Columbia University's Graduate School of Business and is a Certified Public Accountant.

              Miriam Krieger, 42, serves as Vice President of the Company. Ms. Krieger previously served as Chief Compliance Officer of the Company from June 2011 to April 2019. She joined Ares in April 2010 and is a Partner and Global Chief Compliance Officer of Ares, as well as Ares' Global Anti-Money Laundering Officer and Global Anti-Corruption Officer and is a member of the Ares Operations Management Group and the Management Committee of Ares. She also serves as the Chief Compliance Officer of Ivy Hill Asset Management, L.P. She may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From March 2008 until joining Ares, Ms. Krieger was Chief Compliance Officer and Corporate Secretary of Allied Capital Corporation, where she also served as Executive Vice President from August 2008 until April 2010 and as Senior Vice President from March 2008 to August 2008. Ms. Krieger also served as Senior Vice President and Chief Compliance Officer at MCG Capital Corporation, a publicly traded business development company, from 2006 to 2008 and Vice President and Assistant General Counsel from 2004 to 2006. From 2001 to 2004, Ms. Krieger was an associate in the Financial Services Group of the law firm of Sutherland Asbill & Brennan LLP. Ms. Krieger graduated with a B.A. in Economics and Political Science from Wellesley College and received a J.D. and an M.A. in Economics from Duke University.

              Scott C. Lem, 41, serves as Chief Accounting Officer, Vice President and Treasurer of the Company. Mr. Lem previously served as Assistant Treasurer of the Company from May 2009 to May 2013. Mr. Lem also currently serves as Chief Financial Officer of Ares Dynamic Credit Allocation Fund, Inc. (NYSE:ARDC) and Chief Financial Officer of CION Ares Diversified Credit Fund. He is a Partner and Chief Accounting Officer, Credit (Direct Lending) in the Ares Finance Department. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. From July 2003 to December 2008, Mr. Lem served as Controller of Ares Management. Prior to joining Ares in July 2003, Mr. Lem was with Ernst & Young LLP and Arthur Andersen LLP, most recently as a Senior Associate conducting audits for clients across several industries including entertainment, hospitality and real estate. Mr. Lem graduated summa cum laude with a B.S. in Accounting from the University of Southern California's Leventhal School of Accounting and summa cum laude with a B.S. in Business Administration from the University of Southern California's Marshall School of Business. Mr. Lem has also received an M.B.A. in Finance from UCLA's Anderson School of Management. Mr. Lem is a Certified Public Accountant (Inactive).

              Lisa A. Morgan, 43, serves as the Chief Compliance Officer of the Company. She joined Ares Management in September 2017 as Managing Director and Head of Regulatory Compliance in the Ares Compliance Group. Prior to joining Ares Management in 2017, Ms. Morgan was a Partner in the Business Practices Group at Eversheds Sutherland (US) LLP, where she focused on the formation, regulation and operation of public and private funds, including business development companies. Ms. Morgan began her legal career at Eversheds Sutherland (US) LLP in 2003. Ms. Morgan holds a B.A. from Providence College in Sociology and Spanish, and a J.D. from the University of North Carolina at Chapel Hill.

              Penni F. Roll, 53, serves as the Chief Financial Officer of the Company. She joined Ares Management in 2010 and now serves as a Partner and Chief Financial Officer of the Ares Credit Group, and is a member of the Management Committee of Ares. She also serves as the Treasurer of Ares Dynamic Credit Allocation Fund (NYSE:ARDC) and CION Ares Diversified Credit Fund. Ms. Roll is also Chief Financial Officer, Vice President and Treasurer of IHAM and Chief Financial Officer of Ivy Hill Asset Management GP, LLC, IHAM's General Partner, where she also serves on the Board of Managers. She may additionally from time to time serve as an officer, director or principal of other entities affiliated with Ares Management or of other investment funds managed by Ares Management and its affiliates. Ms. Roll also serves as a member of the Ares Inclusion and Diversity Council. Prior to joining Ares Management, Ms. Roll served as Chief Financial Officer of Allied

Capital Corporation from 1998 until April 2010. Ms. Roll joined Allied Capital Corporation in 1995 as its Controller after serving as a Manager in KPMG LLP's financial services practice. Ms. Roll graduated magna cum laude with a B.S.B.A. in Accounting from West Virginia University.

              Michael L. Smith, 48, serves as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith joined Ares in May 2004 and currently serves as a Partner in and Co-Head of the Ares Credit Group and a member of the Management Committee of Ares. From time to time, he may serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Smith is a member of the Investment Committees of our investment adviser, select Ares Credit Group U.S. Direct Lending investment committees and Commercial Finance Investment Committee, the Ares Private Equity Group's Special Opportunities Investment Committee, the Infrastructure and Power Group Funds Investment Committee, the Ivy Hill Asset Management Investment Committee and other select Ares Credit Group Investment Committees. Prior to joining Ares, Mr. Smith was a Partner at RBC Capital Partners, a division of Royal Bank of Canada, which led the firm's middle market financing and principal investment business. Mr. Smith joined RBC in October 2001 from Indosuez Capital, where he was a Vice President in the Merchant Banking Group. Previously, Mr. Smith worked at Kenter, Glastris & Company, and at Salomon Brothers Inc., in their Debt Capital Markets Group and Financial Institutions Group. Mr. Smith received a B.S. in Business Administration, cum laude, from the University of Notre Dame and a Masters in Management from Northwestern University's Kellogg Graduate School of Management.

              Michael D. Weiner, 66, serves as a Vice President of the Company. Mr. Weiner serves as Executive Vice President and Chief Legal Officer of Ares Management Corporation, a Partner and Co-General Counsel in the Ares Legal Group and Global Privacy Officer and a member of the Management Committee of Ares. He may from time to time serve as an officer, director or principal of entities affiliated with Ares Management or of investment funds managed by Ares Management and its affiliates. Mr. Weiner has also served as Vice President and General Counsel of Ares Commercial Real Estate Corporation since 2012, Vice President and Assistant Secretary of Ares Dynamic Credit Allocation Fund, Inc. and Vice President and Assistant Secretary of CION Ares Diversified Credit Fund. From September 2006 to January 2010, Mr. Weiner served as General Counsel of the Company. He additionally is a member of the Ares Operations Management Group and the Ares Enterprise Risk Committee. Mr. Weiner joined Ares in September 2006. Previously, Mr. Weiner served as General Counsel to Apollo Management, L.P. and had been an officer of the corporate general partners of Apollo since 1992. Prior to joining Apollo, Mr. Weiner was a partner in the law firm of Morgan, Lewis & Bockius specializing in corporate and alternative financing transactions, securities law as well as general partnership, corporate and regulatory matters. Mr. Weiner has served on the boards of directors of several corporations. Mr. Weiner currently serves on the Board of Governors of the Cedars Sinai Medical Center in Los Angeles. Mr. Weiner graduated with a B.S. in Business and Finance from the University of California at Berkeley and a J.D. from the University of Santa Clara.

BOARD LEADERSHIP STRUCTURE

              Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

              Under the Company's bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board of directors. We do not have a fixed policy as to whether the chairman of the board of directors should be an independent director and believe that our flexibility to select our chairman and reorganize our leadership structure from time to time is in the best interests of the Company and its stockholders.

              Presently, Mr. Arougheti and Mr. Rosenthal serve as co-chairs of our board of directors. Mr. Arougheti is an interested director because he is an Executive Vice President of the Company, is a Co-Founder and the Chief Executive Officer and President of Ares, is a member of the Ares Executive Management Committee and serves on the Board of Directors and the Management Committee of Ares. The Company believes that Mr. Arougheti's depth of experience in investment management, leveraged finance and financial services, as well as his intimate knowledge of the Company's business and operations, gives our board of directors valuable industry-specific knowledge and expertise on these and other matters. Mr. Rosenthal is an interested director because he is a Co-Founder of Ares, Partner of Ares and a member of the Ares Executive Management Committee and serves on the Board of Directors and the Management Committee of Ares. The Company believes that Mr. Rosenthal's history with the Company, familiarity with the Ares investment platform and extensive experience in the management of private equity and debt investments qualifies him to serve as co-chairman of our board of directors. Moreover, we believe that we are best served through our existing leadership structure with Mr. Arougheti and Mr. Rosenthal as co-chairs of our board of directors, as Mr. Arougheti and Mr. Rosenthal's relationships with our investment adviser provide an effective bridge between our board of directors and our investment adviser, thus ensuring an open dialogue between our board of directors and our investment adviser and that both groups act with a common purpose.

              The independent directors have designated a lead independent director whose duties include, among other things, chairing executive sessions of the independent directors, acting as a liaison between the independent directors and the co-chairs of the board of directors and between the independent directors and officers of the Company and our investment adviser, facilitating communication among the independent directors and the Company's counsel, reviewing and commenting on board of director and committee meeting agendas and calling additional meetings of the independent directors as appropriate. In August 2010, the board of directors designated and appointed Mr. Siegel as the lead independent director and Mr. Siegel has served as lead independent director since that time.

              We believe that board leadership structures must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company's needs.

BOARD'S ROLE IN RISK OVERSIGHT

              Our board of directors performs its risk oversight function and fulfills its risk oversight responsibilities primarily (1) through its three standing committees, which report to the entire board of directors and are comprised solely of independent directors and (2) by working with our Chief Compliance Officer to monitor risk in accordance with our compliance policies and procedures.

              As described below in more detail under "Committees of the Board of Directors," the audit committee and the nominating and governance committee assist the board of directors in performing its risk oversight function and fulfilling its risk oversight responsibilities. The audit committee's risk oversight responsibilities include overseeing the Company's accounting and financial reporting processes, assisting the board of directors in fulfilling its oversight responsibilities relating to the Company's systems of internal controls over financial reporting, audits of the Company's financial statements and disclosure controls and procedures, assisting the board of directors in determining the fair value of securities that are not publicly traded or for which current market values are not readily available, and discussing with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The nominating and governance committee's risk oversight responsibilities include developing, reviewing and updating certain policies regarding the nomination of directors, identifying, evaluating and nominating directors to fill vacancies on the board of directors or to stand for election by our stockholders, reviewing the Company's policies relating to corporate governance, and overseeing the evaluation of our board of directors and its committees.

              Our board of directors also performs its risk oversight function and fulfills its risk oversight responsibilities by working with our Chief Compliance Officer to monitor risk in accordance with the Company's policies and procedures. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and certain of its service providers. Our Chief Compliance Officer's report, which is reviewed by and discussed with our board of directors, addresses at a minimum (1) the operation of the compliance policies and procedures of the Company and certain of its service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of our Chief Compliance Officer's annual review; and (4) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee the Company's compliance activities and risks. In addition, our Chief Compliance Officer reports to our board of directors on a quarterly basis with respect to material compliance matters and meets separately in executive session with the independent directors periodically, but in no event less than once each year.

              We believe that our board of directors' role in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. Specifically, as a BDC we must comply with certain regulatory requirements and restrictions that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is currently limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness (though effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us)), we generally have to invest at least 70% of our total assets in "qualifying assets" and, subject to certain exceptions, we are subject to restrictions on our ability to engage in transactions with Ares and its affiliates. See "Regulation." In addition, we have elected to be treated as a RIC under the Code. As a RIC we must, among other things, meet certain source of income and asset diversification requirements. See "Certain Material U.S. Federal Income Tax Considerations."

              We believe that the extent of our board of directors' (and its committees') role in risk oversight complements our board of directors' leadership structure because it allows our independent directors, through the three fully independent board committees, a lead independent director, executive sessions with each of our Chief Compliance Officer, our independent registered public accounting firm and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

              We believe that our board of directors' role in risk oversight must be evaluated on a case-by-case basis and that our board of directors' existing role in risk oversight is appropriate. However, our board of directors re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company's needs.

COMMITTEES OF THE BOARD OF DIRECTORS

              Our board of directors has established an audit committee, a nominating and governance committee and a co-investment committee. We do not have a compensation committee because our executive officers do not receive any direct compensation from us. During 2018, the board of directors held 14 formal meetings, the audit committee held five formal meetings, the nominating and governance committee held three formal meetings, and the co-investment committee held 24 formal meetings. We encourage, but do not require, the directors to attend our annual meeting of stockholders in person.

Audit Committee

              The members of the audit committee are Ms. Bates and Messrs. Bartlett and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Ms. Bates currently serves as chairperson of the audit committee.

              The role of the audit committee is to assist our board of directors in fulfilling its oversight responsibilities by: (1) overseeing the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting and (2) reviewing the financial reports and other financial information provided by the Company to the public. The audit committee is also responsible for approving our independent registered public accounting firm and recommending them to our board of directors (including a majority of the independent directors) for approval and submission to our stockholders for ratification, reviewing with our independent registered public accounting firm the plans and results of the audit engagement, approving professional services provided by our independent registered public accounting firm, reviewing the independence of our independent registered public accounting firm and reviewing the adequacy of our internal controls and procedures.

              The audit committee also assists our board of directors in determining the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available, and in connection therewith recommends valuation policies to the board of directors, considers valuation issues with respect to liquid securities and reviews valuations of illiquid securities proposed by the investment adviser. The audit committee also receives input from independent valuation firms that have been engaged at the direction of the board of directors to value certain portfolio investments. In addition, the audit committee is responsible for discussing with the Company's officers and management of our investment adviser the Company's major financial risk exposures and the steps that the Company has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. The audit committee also reviews and approves all transactions with related persons of the Company that are brought to the audit committee's attention, including each annual renewal of our investment advisory and management agreement and our administration agreement.

              This description of the audit committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

              Our board of directors has determined that Ms. Bates is an "audit committee financial expert" within the meaning of the rules of the SEC.

Nominating and Governance Committee

              The members of the nominating and governance committee are Messrs. Kelly, McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. Mr. McKeever currently serves as chairman of the nominating and governance committee. The nominating and governance committee is responsible for (1) developing, reviewing and, as appropriate, updating certain policies regarding the nomination of directors and recommending such policies or any changes in such policies to the board of directors for approval, (2) identifying individuals qualified to become directors, (3) evaluating and recommending to the board of directors nominees to fill vacancies on the board of directors or committees thereof or to stand for election by the stockholders of the Company, (4) reviewing the Company's policies relating to corporate governance at least annually and recommending any changes in such policies to the board of directors, and (5) overseeing the evaluation of the board of directors (including its leadership structure) and its committees.

              In considering possible candidates for election as a director, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

  •
  are of high character and integrity;

  •
  are accomplished in their respective fields, with superior credentials and recognition;

  •
  have relevant expertise and experience upon which to be able to offer advice and guidance to the Company's officers and management of the investment adviser and the administrator;

  •
  have sufficient time available to devote to the affairs of the Company;

  •
  are able to work with the other members of the board of directors and contribute to the success of the Company;

  •
  can represent the long-term interests of the Company's stockholders as a whole; and

  •
  are selected such that the board of directors represents a range of backgrounds and experience.

              The nominating and governance committee also considers all applicable legal and regulatory requirements that govern the composition of the board of directors.

              The nominating and governance committee may consider recommendations for nomination of directors from our stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding director nominations. Nominations made by stockholders must be delivered to or mailed (setting forth the information required by our bylaws) and received at our principal executive offices not earlier than the 150th day and not later than 5:00 p.m., New York time, on the 120th day prior to the first anniversary of the date on which we first mailed our proxy materials for the previous year's annual meeting of stockholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the prior year's annual meeting, the nomination must be received not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., New York time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the 10th day following the day on which public announcement of such meeting date is first made.

              This description of the nominating and governance committee's role and responsibilities is summary in nature, is not exhaustive and is qualified in its entirety by reference to the charter of the nominating and governance committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Compensation Committee

              The role of the compensation committee is performed by the audit committee, which is comprised entirely of independent directors for purposes of the NASDAQ corporate governance requirements and rules and regulations of the SEC, including the compensation committee requirements of NASDAQ Marketplace Rule 5605(d) and Rule 5605(a)(2). The Company's executive officers do not receive any direct compensation from us. The audit committee charter contains all of the provisions that a compensation committee charter would be required to include under the NASDAQ corporate governance listing requirements and the rules and regulations of the SEC. In addition, pursuant to the audit committee charter, the amounts payable to our investment adviser and our administrator pursuant to our investment advisory and management agreement and administration agreement, respectively, are separately approved by the audit committee. The compensation payable to our investment adviser pursuant to the investment advisory and management agreement is also separately approved by a majority of our independent directors in accordance with Section 15(c) of the Investment Company Act.

              The specific responsibilities of the audit committee, including those related to compensation, are set forth in the charter of the audit committee, which can be accessed via the Company's website at www.arescapitalcorp.com. The contents of the Company's website are not intended to be incorporated by reference into this prospectus or the accompanying prospectus supplement, and any references to the Company's website are intended to be inactive textual references only.

Co-Investment Committee

              The members of the co-investment committee are Ms. Bates and Messrs. Bartlett, Kelly, McKeever and Siegel, each of whom is independent for purposes of the Investment Company Act and The NASDAQ Global Select Market's corporate governance regulations. The co-investment committee is primarily responsible for reviewing and making certain findings in respect of co-investment transactions pursuant to the Co-investment Exemptive Order the Company received from the Commission on January 18, 2017.

BENEFICIAL OWNERSHIP OF OUR DIRECTORS

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on May 16, 2019 and the number of shares beneficially owned by each of our directors as of December 31, 2018. We are not part of a "family of investment companies," as that term is defined in the Investment Company Act.

Name of Director	Dollar Range of Equity Securities in the Company(1)(2)
Independent Directors(3)
Steve Bartlett(4)	Over $100,000
Ann Torre Bates	Over $100,000
Daniel G. Kelly, Jr.	Over $100,000
Steven B. McKeever	Over $100,000
Eric B. Siegel	Over $100,000
Interested Directors
Michael J Arougheti	Over $100,000
R. Kipp deVeer(5)	Over $100,000
Robert L. Rosen	Over $100,000
Bennett Rosenthal	Over $100,000

(1)
The dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)
Beneficial ownership determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.

(3)
As of December 31, 2018, to the best of our knowledge, except as listed above, none of the independent directors, nor any of their immediate family members, had any interest in us, our investment adviser or any person or entity directly or indirectly controlling, controlled by or under common control with us or our investment adviser.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

(5)
The shares of the Company's common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with the Company.

COMPENSATION TABLE

              The following table shows information regarding the compensation earned or actually received by our directors, none of whom is our employee, for services as a director for the fiscal year ended December 31, 2018. No compensation is paid by us to interested directors. No information has been provided with respect to our executive officers who are not directors since our executive officers do not receive any direct compensation from us.

Name	Fees Earned or Paid in Cash(1)	Total
Independent Directors
Steve Bartlett	$221,000	$221,000
Ann Torre Bates	$231,500	$231,500
Daniel G. Kelly, Jr.	$221,000	$221,000
Steven B. McKeever	$223,000	$223,000
Eric B. Siegel	$242,000	$242,000
Interested Directors
Michael J Arougheti(2)	None	None
R. Kipp deVeer(2)	None	None
Robert L. Rosen(3)	None	None
Bennett Rosenthal(2)	None	None

(1)
For a discussion of the independent directors' compensation, see below.

(2)
Each of Messrs. Arougheti, deVeer and Rosenthal is compensated by Ares Management and its affiliates in connection with his services as an officer, partner, director and/or principal of Ares Management, entities affiliated with Ares Management and of investment funds managed by Ares Management and its affiliates. Such director's compensation arrangement with Ares Management and its affiliates existed prior to his service as a director of the Company.

(3)
Mr. Rosen was compensated by Ares Management and its affiliates in connection with his services as an officer, director and/or principal of entities affiliated with Ares Management and of investment funds managed by Ares Management and its affiliates for the fiscal year ended December 31, 2018. However, under such compensation arrangement, Mr. Rosen did not receive any compensation or other payment from Ares Management or any of its affiliates in connection with his service as a director of the Company.

              For the fiscal year ended December 31, 2018, the independent directors received an annual fee of $160,000. They also received $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and received $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairperson of the audit committee received an additional annual fee of $10,000, the lead independent director received an additional annual fee of $15,000, and each chairperson of any other committee received an additional annual fee of $2,000 for his or her additional services in these capacities. In addition, we purchased directors' and officers' liability insurance on behalf of our directors and officers.

              In October 2018, while evaluating our Board compensation program for 2019, the nominating and governance committee engaged Meridian Compensation Partners, LLC ("Meridian"), a nationally recognized compensation consulting firm, to undertake a review of our Board compensation program. In February 2019, Meridian met with the nominating and governance committee to provide recommendations regarding our Board compensation program for 2019. Following a recommendation from the nominating and governance committee, the Board approved an increase in the annual fees payable to our independent directors for service as members of the Board, effective as of January 1, 2019, taking into account Meridian's recommendations. As a result of this increase, effective as of January 1, 2019, our independent directors receive an annual fee of $200,000, the chairperson of the audit committee receives an additional annual fee of $25,000, the chairperson of the nominating and governance committee receives an additional annual fee of $10,000 and the lead independent director receives an additional annual fee of $35,000. Our directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.

PORTFOLIO MANAGERS

              We consider the members of the Investment Committee of Ares Capital Management to be our portfolio managers. The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mark Affolter	Partner and Portfolio Manager of the Ares Credit Group	11	Mr. Affolter is a Partner and Portfolio Manager in the Ares Credit Group, Central Region Head for U.S. Direct Lending and a member of the Management Committee of Ares. Additionally, Mr. Affolter serves as a member of the Ares Credit Group's U.S. Direct Lending Investment Committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael J Arougheti	Co-Chairman of the board of directors of the Company; Executive Vice President of the Company	15

Since October 2014, Mr. Arougheti has served as an Executive Vice President of the Company, since July 2014, he has served as Co-Chairman of the Company's board of directors and since February 2009, he has served as a director of the Company. Mr. Arougheti previously served as Chief Executive Officer of the Company from May 2013 to July 2014 and President of the Company from May 2004 to May 2013. Mr. Arougheti is a Co-Founder and the Chief Executive Officer and President of Ares and is a member of the Ares Executive Management Committee. He is also a member of the Board of Directors and Management Committee of Ares. Mr. Arougheti is a member of the Investment Committee of the Ares Credit Group's U.S. Direct Lending Investment Committees, the Ares Equity Income Opportunity Strategy Portfolio Review Committee and the Ares Operations Management Group.

R. Kipp deVeer	Chief Executive Officer of the Company; Partner in and Head of the Ares Credit Group	15

Since July 2014, Mr. deVeer has served as Chief Executive Officer of the Company. Mr. deVeer previously served as President of the Company from May 2013 to July 2014. Mr. deVeer joined Ares in May 2004 and currently serves as a Partner of Ares Management Corporation and is a member of the Ares Executive Management Committee. He is a Partner in and Head of the Ares Credit Group and also a member of the Management Committee of Ares. Mr. deVeer is a member of the Investment Committees of Ares Capital Management and the Ares Credit Group's U.S. and European Direct Lending Investment Committees. Mr. deVeer is also a director of Ares Management Limited, a subsidiary of Ares overseeing the European activities of Ares.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Mitchell Goldstein	Co-President of the Company; Partner in and Co-Head of the Ares Credit Group	15

Since July 2014, Mr. Goldstein has served as a Co-President of the Company. Mr. Goldstein previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Goldstein has served as an officer of Ares Capital Management since 2005. Mr. Goldstein joined Ares in May 2005 and currently serves as a Partner of the Ares Credit Group. Mr. Goldstein also serves as a Vice President of CION Ares Diversified Credit Fund. Mr. Goldstein is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees and the Ivy Hill Asset Management Investment Committee, and is a member of the Management Committee of Ares.

Jim Miller	Partner and Portfolio Manager of the Ares Credit Group	13

Mr. Miller is a Partner and Portfolio Manager in the Ares Credit Group, as well as the East Region Co-Head for U.S. Direct Lending and a member of the Management Committee of Ares. Additionally, Mr. Miller serves on the Ares Credit Group's U.S. Direct Lending and Commercial Finance Investment Committees.

Kort Schnabel	Partner and Portfolio Manager of the Ares Credit Group	18

Mr. Schnabel is a Partner and Portfolio Manager in the Ares Credit Group, as well as the West Region Head for U.S. Direct Lending and a member of the Management Committee of Ares. Additionally, Mr. Schnabel serves on Ares Credit Group's U.S. Direct Lending Investment Committee.

David Schwartz	Partner and Portfolio Manager of the Ares Credit Group	15

Mr. Schwartz is a Partner and Portfolio Manager in the Ares Credit Group, East Region Co-Head for U.S. Direct Lending and a member of the Management Committee of Ares. Additionally, Mr. Schwartz serves as a member of the Ares Credit Group's U.S. Direct Lending Investment Committee.

Name	Position	Length of Service with Ares (years)	Principal Occupation(s) During Past 5 Years
Michael L. Smith	Co-President of the Company; Partner in and Co-Head of the Ares Credit Group	15

Since July 2014, Mr. Smith has served as a Co-President of the Company. Mr. Smith previously served as an Executive Vice President of the Company from May 2013 to July 2014. Mr. Smith has served as an officer of Ares Capital Management since 2004. Mr. Smith joined Ares in May 2004 and currently serves as a Partner of the Ares Credit Group. Mr. Smith is a member of the Investment Committees of Ares Capital Management, the Ares Credit Group's U.S. Direct Lending Investment Committee, the Ivy Hill Asset Management Investment Committee, the Ares Commercial Finance Investment Committee and the Management Committee of Ares.

              None of the individuals listed above is primarily responsible for the day-to-day management of the portfolio of any other account, except that Messrs. Affolter, deVeer, Goldstein, Miller, Schnabel, Schwartz and Smith are each Partners of the Ares Credit Group. All such individuals have responsibilities with respect to certain funds and managed accounts, which as of March 31, 2019 had approximately $101.1 billion (including the Company) of assets under management, a portion of which is used to calculate Ares' advisory fees related to such funds and managed accounts. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              Each of Messrs. Affolter, Arougheti, deVeer, Goldstein, Miller, Schnabel, Schwartz and Smith is responsible for deal origination, execution and portfolio management. In addition to their deal origination, execution and portfolio management responsibilities, (1) Mr. Arougheti also spends a portion of his time on corporate and administrative activities in his capacity as Chief Executive Officer and President of Ares Management, (2) Mr. deVeer also spends a portion of his time on corporate and administrative activities in his capacity as the Company's Chief Executive Officer and as a Partner in and Head of the Ares Credit Group, (3) Messrs. Goldstein and Smith also spend portions of their time on corporate and administrative activities in their capacities as Co-Presidents of the Company and as Partners of the Ares Credit Group and (4) Messrs. Affolter, Miller, Schnabel and Schwartz are each a Partner in the Ares Credit Group. Each of Messrs. Affolter, Arougheti, deVeer, Goldstein, Miller, Schnabel, Schwartz and Smith receives a compensation package that includes some combination of fixed draw and variable incentive compensation based on our performance. None of the portfolio managers receives any direct compensation from us.

              The following table sets forth the dollar range of our equity securities based on the closing price of our common stock on May 16, 2019 and the number of shares beneficially owned by each of the portfolio managers described above as of December 31, 2018 unless otherwise indicated below.

Name	Aggregate Dollar Range of Equity Securities in Ares Capital(1)
Mark Affolter	None
Michael J Arougheti	Over $1,000,000
R. Kipp deVeer	Over $1,000,000
Mitchell Goldstein	Over $1,000,000
Jim Miller	$100,001-$500,000
Kort Schnabel	None
David Schwartz	$10,001-$50,000
Michael L. Smith	Over $1,000,000

(1)
Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

Management Services

              Ares Capital Management serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our board of directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Ares Capital. Under the terms of the investment advisory and management agreement, our investment adviser:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the investments and other assets that we purchase, retain or sell; and

  •
  provides us with such other investment advisory and research and related services as we may from time to time reasonably require.

              Ares Capital Management's services to us under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities. Similarly, our investment adviser or its affiliates may directly or indirectly manage funds or other investment vehicles with investment objectives similar to ours. Accordingly, we may compete with these Ares funds or other investment vehicles managed by our investment adviser and its affiliates for capital and investment opportunities. Ares Capital Management endeavors to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to Ares Capital. Nevertheless, it is possible that we may not be given the opportunity to participate in certain investments made by investment funds or other investment vehicles managed by our investment adviser or its affiliates. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

Base Management Fee

              Pursuant to the investment advisory and management agreement and subject to the overall supervision of our board of directors, our investment adviser provides investment advisory and management services to us. For providing these services, our investment adviser receives fees from us consisting of a base management fee, an income based fee and a capital gains incentive fee.

              The base management fee is currently calculated at an annual rate of 1.5% based on the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. Effective June 6, 2019, the base management fee will be calculated at an annual rate of 1.5% based on the average value of our total assets (other than than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters; provided, however, the base management fee will be calculated at an annual rate of 1.0% on the average value of our total assets (other than than cash or cash equivalents but including assets purchased with borrowed funds) that exceeds the product of (A) 200% and (B) our net asset value at the end of the most recently completed calendar quarter.

Income Based Fee

              The income based fee is calculated and payable quarterly in arrears based on our net investment income excluding income based fees and capital gains incentive fees ("pre-incentive fee net investment income") for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that we have not yet received in cash. Our investment adviser is not under any obligation to reimburse us for any part of the income based fees it received that were based on accrued interest that we never actually received. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns" and "Risk Factors—Risks Relating to Our Business—We may be obligated to pay our investment adviser certain fees even if we incur a loss."

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that we may pay such fees in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income based fee even if we have incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, we may be able to invest our funds in debt instruments that provide for a higher return, which may increase our pre-incentive fee net investment income and make it easier for our investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income.

To the extent we have retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of our total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the base management fee.

              We pay our investment adviser an income based fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

  •
  No income based fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide our investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              The following is a graphical representation of the calculation of the income based fee:

Quarterly Income Based Fee Based on Net Investment Income

Pre-incentive fee net investment income return
(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income
allocated to income based fee

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the second calendar quarter of 2017 and ending with the third calendar quarter of 2019, the lesser of (1) $10 million of income based fees and (2) the amount of income based fees for such quarter, in each case, to the extent payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

Capital Gains Incentive Fee

              The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of our investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date we completed our IPO). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and from other assets, as well as any income tax and other expenses related to net realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (1) the net sales price of each investment in our portfolio when sold and (2) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (1) the net sales price of each investment in our portfolio when sold is less than (2) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (1) the valuation of each investment in our portfolio as of the applicable capital gains incentive fee calculation date and (2) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if we are required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by us (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (A) the actual amount paid by us for such investment plus (B) any amounts recorded in our financial statements as required by GAAP that are attributable to the accretion of such investment plus (C) any other adjustments made to the cost basis included in our financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in our financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              We defer cash payment of any income based fee and the capital gains incentive fee otherwise earned by our investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (1) the aggregate distributions to our stockholders and (2) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of our net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under our investment advisory and management agreement.

Examples of Fee Calculation

Example 1—Income Based Fee(1):

Assumptions

• Hurdle rate(2) = 1.75%
• Management fee(3) = 0.375%
• Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.20%
• All assets financed using leverage equal to or under 1.0x debt to equity.

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets. In addition, the example assumes that during the most recent four full calendar quarter period ending on or prior to the date the payment set forth in the example is to be made, the sum of (1) our aggregate distributions to our stockholders and (2) our change in net assets (defined as total assets less indebtedness and before taking into account any income based fees or capital gains incentive fees accrued during the period) is at least 7% of our net assets (defined as total assets less indebtedness) at the beginning of such period (as adjusted for any share issuances or repurchases).

(2)
Represents a quarter of the 7.0% annualized hurdle rate.

(3)
Represents a quarter of the 1.5% annualized management fee.

(4)
Excludes offering expenses.

Alternative 1

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 1.25%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 0.675%
Pre-incentive fee net investment income does not exceed the hurdle rate, therefore there is no income based fee.

Alternative 2

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 2.70%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.125%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.125% – 1.75%)) + 0%
	=	100% × 0.375%
	=	0.375%

Alternative 3

Additional Assumptions

• Investment income (including interest, dividends, fees, etc.) = 3.50%
• Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.925%
Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an income based fee.
Income Based Fee	=	100% × "Catch-Up" + the greater of 0% AND (20% × (pre-incentive fee net investment income – 2.1875%))
	=	(100% × (2.1875% – 1.75%)) + (20% × (2.925% – 2.1875%))
	=	0.4375% + (20% × 0.7375%)
	=	0.4375% + 0.1475%
	=	0.585%

Example 2—Capital Gains Incentive Fee:

Alternative 1:

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")
  •
  Year 2: Investment A is sold for $50 million and fair value ("FV") of Investment B determined to be $32 million
  •
  Year 3: FV of Investment B determined to be $25 million
  •
  Year 4: Investment B sold for $31 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)
  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains incentive fee paid in Year 2)
  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

Alternative 2

Assumptions

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")
  •
  Year 2: Investment A sold for $50 million, FV of Investment B determined to be $25 million and FV of Investment C determined to be $25 million
  •
  Year 3: FV of Investment B determined to be $27 million and Investment C sold for $30 million
  •
  Year 4: FV of Investment B determined to be $35 million
  •
  Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

  •
  Year 1: None (No sales transactions)
  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))
  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))
  •
  Year 4: None (No sales transactions)
  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

              For the three months ended March 31, 2019, we incurred $49 million in base management fees and $38 million in income based fees. The income based fees for the three months ended March 31, 2019 were net of the Fee Waiver of $10 million. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the three months ended March 31, 2019. However, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $64 million as of March 31, 2019, none of which was due under the investment advisory and management agreement.

              For the year ended December 31, 2018, we incurred $180 million in base management fees and $129 million in income based fees. The income based fees for year ended December 31, 2018 were net of the Fee Waiver of $40 million. The capital gains incentive fee payable to our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2018 was $50 million. In accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $112 million as of December 31, 2018, $62 million of which was not due under the investment advisory and management agreement.

              For the year ended December 31, 2017, we incurred $171 million in base management fees, and $134 million in income based fees. The income based fees for the year ended December 31, 2017 were net of the Fee Waiver of $30 million. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2017. However, in accordance with GAAP, the Company has cumulatively accrued a capital gains incentive fee of $79 million as of December 31, 2017, none of which was due under the investment advisory and management agreement.

              For the year ended December 31, 2016, we incurred $137 million in base management fees, and $123 million in income based fees. There was no capital gains incentive fee earned by our investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2016. However, in accordance with GAAP, the Company has cumulatively accrued a capital gains incentive fee of $38 million as of December 31, 2016, none of which was due under the investment advisory and management agreement.

              GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee actually payable under the investment advisory and management agreement plus the aggregate cumulative unrealized capital appreciation, net of any expense associated with cumulative unrealized capital depreciation or appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2019, the Company has paid capital gains incentive fees since inception totaling $108 million. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

Payment of Our Expenses

              The services of all investment professionals and staff of our investment adviser, when and to the extent engaged in providing investment advisory and management services to us and routine overhead expenses of such personnel allocable to such services, are provided and paid for by our investment adviser. Under the investment advisory and management agreement, we bear all other costs and expenses of our operations and transactions, including, but not limited to, those relating to: organization; calculation of our net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments (including the cost of consultants hired to develop information technology systems designed to monitor our investments) and performing due diligence on our prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance our investments (including payments to third party vendors for financial information services); offerings of our common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments in portfolio companies, regardless of whether such transactions are ultimately consummated; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent we are covered by any joint insurance policies, our allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us or our administrator in connection with administering our business as described in more detail under "—Administration Agreement" below.

Duration, Termination and Amendment

              At an in-person meeting of our board of directors on March 16, 2011, the form of our current investment advisory and management agreement, including two proposed amendments to our then existing investment advisory and management agreement, was approved by our board of directors with the recommendation that our stockholders vote to approve the proposed amendments. On June 6, 2011, our stockholders approved the proposed amendments, and we entered into a restated investment advisory and management agreement, reflecting such amendments on June 6, 2011. At an in-person meeting of our board of directors on April 24, 2019, our board of directors, including a majority of the directors who are not "interested persons" of the Company as defined in the Investment Company Act, voted to approve the Second Amended and Restated Advisory and Management Agreement and the continuation of the Second Amended and Restated Advisory and Management Agreement to June 6, 2020. A discussion regarding the basis for our board of directors' approval of the 2011 adoption of the form of our current investment advisory and management agreement is available in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

              Unless terminated earlier, the investment advisory and management agreement will automatically renew for successive annual periods if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, and, in either case, approval by a majority of our directors who are not "interested persons" of the Company (as defined in the Investment Company Act). The investment advisory and management agreement will automatically terminate in the event of its assignment (as defined in the Investment Company Act). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              Conflicts of interest may arise if our investment adviser seeks to change the terms of our investment advisory and management agreement, including, for example, the amount of the base management fee, the income based fee, the capital gains incentive fee or other compensation terms. Material amendments to our investment advisory and management agreement must be approved by the affirmative vote of the holders of a majority of our outstanding voting securities and by a majority of our independent directors, and we may from time to time decide it is appropriate to seek the requisite approval to change the terms of the agreement.

              Effective June 6, 2019, the base management fee will be calculated at an annual rate of 1.5% based on the average value of our total assets (other than than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters; provided, however, the base management fee will be calculated at an annual rate of 1.0% on the average value of our total assets (other than than cash or cash equivalents but including assets purchased with borrowed funds) that exceeds the product of (A) 200% and (B) our net asset value at the end of the most recently completed calendar quarter.

Indemnification

              The investment advisory and management agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, our investment adviser, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of our investment adviser's services under the investment advisory and management agreement or otherwise as our investment adviser.

Organization of our Investment Adviser

              Our investment adviser is a Delaware limited liability company that is registered as an investment adviser under the Advisers Act. The principal executive offices of Ares Capital Management are located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

ADMINISTRATION AGREEMENT

              We are also party to an administration agreement with Ares Operations, an affiliate of our investment adviser and a subsidiary of Ares Management. Our board of directors approved the continuation of our administration agreement on April 24, 2019, which extended the term of the agreement until June 1, 2020. Pursuant to the administration agreement, Ares Operations furnishes us with office equipment and clerical, bookkeeping and record keeping services at our office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, our required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Ares Operations assists us in determining and publishing our net asset value, assists us in providing managerial assistance to our portfolio companies, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement are equal to an amount based upon our allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2019, the Company incurred $4 million in administrative fees, all of which were unpaid and included in "accounts payable and other liabilities" in the accompanying March 31, 2019 consolidated balance sheet. For each of the years ended December 31, 2018, 2017 and 2016, we incurred $13 million, $12 million and $14 million, respectively, in administrative fees. As of December 31, 2018 and 2017, $3 million and $4 million of the administrative fees were unpaid and included in "accounts payable and other liabilities" in the accompanying December 31, 2018 and 2017 consolidated balance sheets, respectively. In addition, for the year ended December 31, 2017, we incurred an additional $8 million in administrative fees related to the integration of the American Capital Acquisition. These acquisition-related expenses are included in "professional fees and other costs related to the American Capital Acquisition" in the consolidated statement of operations.

Indemnification

              The administration agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Ares Operations, its members and their respective officers, managers, partners, agents, employees, controlling persons and members and any other persons or entities affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Ares Operations' services under the administration agreement or otherwise as our administrator.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

              We have procedures in place for the review, approval and monitoring of transactions involving us and certain persons related to us. For example, we have a code of conduct that generally prohibits any of our officers or directors from engaging in any transaction where there is a conflict between such individual's personal interest and our interests. Waivers to the code of conduct can generally only be obtained from the Chief Compliance Officer, the co-chairs of the board of directors or the chairperson of the audit committee and are publicly disclosed as required by applicable law and regulations. In addition, the audit committee is required to review and approve all related-party transactions (as defined in Item 404 of Regulation S-K, as promulgated under the Securities Act).

              As a BDC, we are also subject to certain regulatory requirements that restrict our ability to engage in certain related-party transactions. We have separate policies and procedures that have been adopted to ensure that we do not enter into any such prohibited transactions without seeking necessary approvals.

              We are party to an investment advisory and management agreement with Ares Capital Management, a subsidiary of Ares Management, an entity in which certain of our directors and officers and members of the investment committee of our investment adviser may have indirect ownership and pecuniary interests. Certain of our directors and officers and members of the investment committee of our investment adviser also serve as officers or principals of other investment managers affiliated with Ares Management that currently, and may in the future, manage investment funds with investment objectives similar to our investment objective. In addition, certain of our directors and officers and members of the investment committee of our investment adviser serve or may serve as officers, directors or principals of entities that operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be made aware of and/or be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Ares Management. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner in accordance with our investment adviser's investment allocation policy. See "Risk Factors—Risks Relating to Our Business—There are significant potential conflicts of interest that could impact our investment returns."

              In connection with the American Capital Acquisition, our investment adviser has agreed to waive, for each of the first ten calendar quarters beginning with the second quarter of 2017 and ending with the third quarter of 2019, the lesser of (i) $10 million of income based fees and (ii) the amount of income based fees for such quarter, in each case, to the extent payable by us in such quarter pursuant to and as calculated under the investment advisory and management agreement.

              Pursuant to the terms of the administration agreement between Ares Operations and us, Ares Operations, a subsidiary of Ares Management, currently provides us with certain administrative and other services necessary to conduct our day-to-day operations, and we reimburse Ares Operations, at cost, for our allocable portion of overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under our administration agreement, including our allocable portion of the compensation, rent and other expenses of certain of our officers (including our chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs, but not investment professionals.

              Our portfolio company, IHAM, is party to an administration agreement with Ares Operations, pursuant to which Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including its allocable portion of the compensation, rent and other expenses of its overhead and the cost of Ares Operations' officers and respective staff in performing its obligations under the IHAM administration agreement.

              We are party to office leases pursuant to which we are leasing office facilities from third parties. For certain of these office leases, we had also entered into separate subleases with Ares Management LLC, the sole member of the investment adviser, and IHAM, pursuant to which Ares Management LLC and IHAM subleased office space from us. In October 2018, we terminated all of our existing office space subleases with Ares Management LLC and IHAM. We then entered into a new sublease solely with Ares Management LLC, whereby Ares Management LLC subleased the full amount of certain of our office leases.

              Prior to April 1, 2018, Ares Management LLC was also a party to separate subleases with us, pursuant to which we subleased certain office leases from Ares Management LLC. These subleases are no longer in place.

              We have entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use our proprietary portfolio management software. For the fiscal year ended December 31, 2018, amounts payable by Ares Management LLC and IHAM to us under these agreements totaled $0 million.

              We have also entered into a license agreement with Ares Management LLC pursuant to which Ares Management LLC has granted us a non-exclusive, royalty-free license to use the name "Ares." Under this agreement, we will have a right to use the Ares name for so long as Ares Capital Management remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Ares" name.

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

              To our knowledge, as of May 16, 2019, there were no persons that owned 25% or more of our outstanding voting securities and no person would be deemed to control us, as such term is defined in the Investment Company Act.

              The following table sets forth, as of May 16, 2019 (unless otherwise noted), the number of shares of our common stock beneficially owned by each of our current directors and named executive officers, all directors, executive officers and certain other officers as a group and certain beneficial owners, according to information furnished to us by such persons or publicly available filings.

              Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of the outstanding shares of our common stock is based upon Schedule 13D, Schedule 13G, Form 13F or other filings by such persons with the SEC and other information obtained from such persons. To our knowledge, as of May 16, 2019, there were no persons that owned 5% or more of the outstanding shares of our common stock. Except as otherwise noted below, each person named in the following table has sole voting and investment power with respect to all shares of our common stock that he or she beneficially owns.

              The address for Messrs. Arougheti, Bloomstein, deVeer, Goldstein, Rosen and Smith, Ms. Roll and certain other officers is c/o Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167. The address for Mmes. Krieger and Morgan is 1001 19th Street North, Suite 1200, Arlington, Virginia 22209. The address for each of the other directors, executive officers and certain other officers is c/o Ares Capital Corporation, 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
Directors and Named Executive Officers:
Interested Directors
Michael J Arougheti	1,106,416		*
R. Kipp deVeer	225,000	(2)	*
Robert L. Rosen	38,006		*
Bennett Rosenthal	255,138	(3)	*
Independent Directors
Steve Bartlett	11,600	(4)	*
Ann Torre Bates	32,000	(5)	*
Daniel G. Kelly, Jr.	19,445		*
Steven B. McKeever	13,730		*
Eric B. Siegel	46,942	(6)	*
Named Executive Officers Who Are Not Directors
Mitchell Goldstein	243,611	(7)	*
Michael L. Smith	151,012		*
Penni F. Roll	67,452	(8)	*
All Directors, Executive Officers and Certain Other Officers as a Group (17 persons)	2,298,224	(9)	*

*
Represents less than 1%.

(1)
Based on 426,298,200 shares of common stock outstanding as of May 16, 2019.

(2)
The shares of our common stock held by Mr. deVeer have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with us.

(3)
Consists of 255,138 shares of common stock indirectly beneficially owned by Mr. Rosenthal through BAR Holdings, LLC of which Mr. Rosenthal is the manager.

(4)
The shares of our common stock held by Mr. Bartlett have been pledged as security in connection with a line of credit with a third party financial institution unaffiliated with us.

(5)
Consists of (i) 24,000 shares of common stock owned directly; and (ii) 8,000 shares of common stock indirectly beneficially owned by Ms. Bates through her spouse.

(6)
Consists of (i) 36,704 shares of common stock owned directly; (ii) 8,166 shares of common stock indirectly beneficially owned by Mr. Siegel through his spouse; and (iii) 2,072 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the account of one of his children. Mr. Siegel has shared voting and investment authority with respect to shares held by his spouse. Mr. Siegel disclaims beneficial ownership of the 2,072 shares of common stock indirectly beneficially owned by Mr. Siegel as a custodian for the account of one of his children, except to the extent of his pecuniary interest therein.

(7)
139,869 shares of our common stock held by Mr. Goldstein have been pledged as security in connection with margin trading accounts.

(8)
Consists of (i) 11,147 shares of common stock owned directly; and (ii) 56,305 shares of common stock indirectly beneficially owned by Ms. Roll through a trust for the benefit of Ms. Roll, her spouse and her children.

(9)
Includes shares owned by our officers that are not "Named Executive Officers," as defined in Item 402 of Regulation S-K, as promulgated under the Securities Act.

 DETERMINATION OF NET ASSET VALUE

              The net asset value per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, we look at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of our investments) are valued at fair value as determined in good faith by our board of directors, based on, among other things, the input of our investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of our board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. We follow ASC 820-10, which expands the application of fair value accounting for investments (see Note 8 to the consolidated financial statements for the year ended December 31, 2018). ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. The valuation process is conducted at the end of each fiscal quarter, and a portion of the Company's investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, our independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, our investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, we may take into account the following types of factors, if relevant, in determining the fair value of our investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate our valuation.

              Because there is not a readily available market value for most of the investments in our portfolio, we value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Additionally, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that we may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If we were required to liquidate a portfolio investment in a forced or liquidation sale, we may realize significantly less than the value at which we have previously recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              Our board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with our portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with our investment adviser's management and investment professionals, and then valuation recommendations are presented to the board of directors.

  •
  The audit committee of our board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in the Company's portfolio at fair value.

  •
  The board of directors discusses valuations and ultimately determines the fair value of each investment in our portfolio without a readily available market quotation in good faith based on, among other things, the input of our investment adviser, audit committee and, where applicable, independent third-party valuation firms.

 DIVIDEND REINVESTMENT PLAN

              We have adopted a dividend reinvestment plan that provides for reinvestment of any distributions we declare in cash on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

              No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire cash dividend in cash by notifying Computershare Trust Company, N.A. ("Computershare"), the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date fixed by the board of directors for dividends to stockholders. The plan administrator will set up an account for shares acquired through the dividend reinvestment plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the dividend reinvestment plan, received in writing no later than 10 days prior to the record date, the plan administrator will, instead of crediting fractional shares to the participant's account, issue a check for any fractional share.

              Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or another financial intermediary of their election.

              To implement the dividend reinvestment plan, we may use newly issued shares or we may purchase shares in the open market, in each case to the extent permitted under applicable law, whether our shares are trading at, above or below net asset value. If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date shall be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a stockholder shall be determined by dividing the dollar amount of the cash dividend payable to such stockholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

              There are no brokerage charges or other charges to stockholders who participate in the dividend reinvestment plan. The plan administrator's fees under the plan are paid by us. If a participant elects by notice to the plan administrator in advance of termination to have the plan administrator sell part or all of the shares held by the plan administrator in the participant's account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of up to $15 plus a $0.12 per share fee from the proceeds.

              Stockholders whose cash dividends are reinvested in shares of our common stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder's initial basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received on reinvestment of a cash dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder's account. See "Certain Material U.S. Federal Income Tax Considerations."

              Participants may terminate their accounts under the dividend reinvestment plan by notifying the plan administrator via its website at www.computershare.com/investor, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at P.O. Box 505000, Louisville, KY 40233-5000 or by calling the plan administrator's hotline at 1-866-365-2497.

              The dividend reinvestment plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the dividend reinvestment plan should be directed to the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 505000, Louisville, KY 40233-5000 or by telephone at 1-866-365- 2497.

              Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator via the Internet at www.computershare.com/investor, by mail at P.O. Box 505000, Louisville, KY 40233-5000 or by telephone at 1-866-365- 2497.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

              The following discussion is a general summary of certain material U.S. federal income tax considerations relating to the acquisition, ownership, and disposition of shares of our preferred stock or common stock and our qualification and taxation as a RIC for U.S. federal income tax purposes. This discussion does not purport to be a complete description of all of the tax considerations relating thereto. In particular, we have not described certain considerations that may be relevant to certain types of stockholders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, stockholders that are treated as partnerships for U.S. federal income tax purposes, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans and trusts, financial institutions, a person that holds shares in our preferred stock or common stock as part of a straddle or a hedging or conversion transaction, real estate investment trusts ("REITs"), RICs, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as residents of the United States, "controlled foreign corporations," and passive foreign investment companies ("PFICs"). This summary is limited to stockholders that hold our preferred stock or common stock as capital assets (within the meaning of the Code), and does not address owners of a stockholder. This discussion is based upon the Code, its legislative history, existing and proposed U.S. Treasury regulations, published rulings and court decisions, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the "IRS") regarding the offerings pursuant to this prospectus or pursuant to the accompanying prospectus supplement unless expressly stated therein. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invest in tax-exempt securities or certain other investment assets. It also does not discuss the tax aspects of common or preferred stock sold in units with the other securities being registered.

              If we issue preferred stock that may be convertible into or exercisable or exchangeable for securities or other property or preferred stock with other terms that may have different U.S. federal income tax consequences than those described in this summary, the U.S. federal income tax consequences of that preferred stock will be described in the relevant prospectus supplement. This summary does not discuss the consequences of an investment in our subscription rights, debt securities or warrants representing rights to purchase shares of our preferred stock, common stock, debt securities, or in units of more than one of our securities. The U.S. federal income tax consequences of such an investment will be discussed in the relevant prospectus supplement.

              A "U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is for U.S. federal income tax purposes:

  •
  an individual who is a citizen or resident of the United States;

  •
  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

  •
  a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons (as defined in the Code) have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a domestic trust for U.S. federal income tax purposes; or

  •
  an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

              A "non-U.S. stockholder" is a beneficial owner of shares of our preferred stock or common stock that is not a U.S. stockholder or an entity that is treated as a partnership for U.S. federal income tax purposes.

An investment in shares of our preferred stock or common stock is complex, and certain aspects of the U.S. tax treatment of such investment are not certain. Tax matters are very complicated and the tax consequences to a stockholder of an investment in the shares of our preferred stock or common stock will depend on the facts of such stockholder's particular situation. Stockholders are strongly encouraged to consult their own tax advisor regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of our preferred stock or common stock, as well as the effect of state, local and foreign tax laws and the effect of any possible changes in tax laws.

ELECTION TO BE TAXED AS A RIC

              As a BDC, we have elected to be treated and intend to operate in a manner so as to continuously qualify annually as a RIC under the Code. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on our net ordinary income or capital gains that we timely distribute (or are deemed to distribute) to our stockholders as dividends. Instead, dividends we distribute (or are deemed to timely distribute) generally will be taxable to stockholders, and any net operating losses, foreign tax credits and most other tax attributes generally will not pass through to stockholders. We will be subject to U.S. federal corporate-level income tax on any undistributed income and gains. To continue to qualify as a RIC, we must, among other things, meet certain source of income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year at least 90% of our "investment company taxable income," as defined by the Code (the "Annual Distribution Requirement"). See "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC."

TAXATION AS A RIC

              If we:

  •
  qualify as a RIC; and

  •
  satisfy the Annual Distribution Requirement;

then we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (realized net long-term capital gain in excess of realized net short-term capital loss) that we timely distribute (or are deemed to timely distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net income or capital gains not distributed (or deemed distributed) to our stockholders.

              We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98.2% of our capital gain net income for each calendar year and (3) any income realized, but not distributed, in preceding years (to the extent that U.S. federal income tax was not imposed on such amounts) less certain over-distributions in the prior year (collectively, the "Excise Tax Requirement"). We have paid in the past, and can be expected to pay in the future, such excise tax on a portion of our income.

              Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the Diversification Tests (as defined below). If we dispose of assets to meet the Annual Distribution Requirement, the Diversification Tests, or the Excise Tax Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

              To qualify as a RIC for U.S. federal income tax purposes, we generally must, among other things:

  •
  qualify to be treated as a BDC at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities or foreign currencies or other income derived with respect to our business of investing in such stock, securities or foreign currencies, or (b) net income derived from an interest in a "qualified publicly traded partnership," or "QPTP" (collectively, the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities that, with respect to any issuer, do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of that issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (i) one issuer, (ii) two or more issuers that are controlled, as determined under the Code, by us and that are engaged in the same or similar or related trades or businesses, or (iii) securities of one or more QPTPs (collectively, the "Diversification Tests").

              We may be required to recognize taxable income for U.S. federal income tax purposes in circumstances in which we do not receive a corresponding payment in cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, or "OID" (such as debt instruments with "payment-in-kind" interest or, in certain cases, that have increasing interest rates or that are issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Requirement, even though we will not have received any corresponding cash amount. In order to enable us to make distributions to stockholders that will be sufficient to enable us to satisfy the Annual Distribution Requirement and the Excise Tax Requirement we may need to liquidate or sell some of our assets at times or at prices that are not advantageous, raise additional equity or debt capital, take out loans, forego new investment opportunities or otherwise take actions that are disadvantageous to our business (or be unable to take actions that are advantageous to our business). If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are generally not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain "asset coverage" tests or other financial covenants are met. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax on undistributed income.

              A portfolio company in which we invest may face financial difficulty that requires us to work-out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring could, depending on the specific terms of the restructuring, cause us to recognize taxable income without a corresponding receipt of cash, which could affect our ability to satisfy the Annual Distribution Requirement or the Excise Tax Requirement, or result in unusable capital losses and future non-cash income. Any such reorganization could also result in our receiving assets that give rise to non-qualifying income for purposes of the 90% Income Test.

              Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert long-term capital gain (currently taxed at lower rates for non-corporate taxpayers) into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (e) adversely alter the characterization of certain complex financial transactions, (f) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (g) cause us to recognize income or gain without receipt of a corresponding cash payment, and (h) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effects of these provisions; however, no assurance can be given that we will be eligible for any such tax elections or that any elections we make will fully mitigate the effects of these provisions.

              Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

              Our investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, our yield on those securities would be decreased. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by us.

              If we purchase shares in a PFIC, we may be subject to U.S. federal income tax on a portion of any "excess distribution" received on, or gain from the disposition of, such shares, even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. The IRS and U.S. Treasury Department have issued proposed Treasury regulations that, if adopted, provide that the income inclusion from a QEF does not constitute qualifying income for purposes of the 90% Income Test unless we receive a distribution from such entity in the same year out of earnings and profits attributable to the included income. Alternatively, we may elect to mark-to-market at the end of each taxable year our shares in such PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control, and we are subject to restrictions that may limit the availability or benefit of these elections. Under either election, we may be required to recognize in any year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether we satisfy the Excise Tax Requirement.

              Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities may be treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts, the disposition of debt denominated in a foreign currency and other financial transactions denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, may also be treated as ordinary income or loss.

              Some of the income and fees that we recognize, such as management fees, may not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may be required to recognize such income or fees through one or more entities treated as U.S. corporations for U.S. federal income tax purposes. While we expect that recognizing such income through such corporations will assist us in satisfying the 90% Income Test, no assurance can be given that this structure will be respected for U.S. federal income tax purposes, which could result in such income not being counted towards satisfying the 90% Income Test. If the amount of such income were too great and we were otherwise unable to mitigate this effect, it could result in our disqualification as a RIC. If, as we expect, the structure is respected, such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield on such income and fees.

              We are limited in our ability to deduct expenses in excess of our investment company taxable income. If our expenses in a given year exceed our investment company taxable income, we will have a net operating loss for that year. However, we are not permitted to carry forward our net operating losses to subsequent years, so these net operating losses generally will not pass through to our stockholders. In addition, expenses can be used only to offset investment company taxable income, and may not be used to offset net capital gain. As a RIC, we may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset our investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Further, our deduction of net business interest expense is limited to 30% of our "adjusted taxable income" plus "floor plan financing interest expense." Due to these limits on the deductibility of expenses, net capital losses and business interest expenses, we may have aggregate taxable income that we are required to distribute and that is taxable to stockholders even if this income is greater than the aggregate net income we actually earned during those years.

FAILURE TO QUALIFY AS A RIC

              If we fail to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of the taxable year, we may still continue to be taxed as a RIC for the relevant taxable year if we are eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% Income Test or the Diversification Tests.

              If we were to fail to meet the RIC requirements for more than two consecutive years and then seek to requalify as a RIC, we would be required to pay corporate level tax on the unrealized appreciation recognized during the succeeding five-year period unless we make a special election to recognize gain to the extent of any unrealized appreciation in our assets at the time of requalification.

              If we are unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at the regular corporate U.S. federal income tax rate (and we also would be subject to any applicable state and local taxes). We would not be able to deduct distributions to stockholders and would not be required to make distributions for U.S. federal income tax purposes. Distributions generally would be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder's adjusted tax basis in its shares of our preferred stock or common stock, and any remaining distributions would be treated as capital gains. See "Election to Be Taxed as a RIC" above and "Risk Factors—Risks Relating to Our Business—We may be subject to additional corporate-level income taxes if we fail to maintain our status as a RIC." The following discussion assumes that we qualify as a RIC.

TAXATION OF U.S. STOCKHOLDERS

              The following summary generally describes certain material U.S. federal income tax consequences of an investment in shares of our preferred stock and common stock beneficially owned by U.S. stockholders (as defined above). If you are not a U.S. stockholder, this section does not apply to you.

              Whether an investment in the shares of our preferred stock or common stock is appropriate for a U.S. stockholder will depend upon that person's particular circumstances. An investment in the shares of our preferred stock or common stock by a U.S. stockholder may have adverse tax consequences. U.S. stockholders should consult their own tax advisors about the U.S. tax consequences of investing in shares of our preferred stock or common stock.

    Distributions on Our Preferred Stock and Common Stock

              Distributions by us generally are taxable as ordinary income or capital gain. To the extent such distributions we pay to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions ("qualified dividends") generally are taxable to U.S. stockholders at the preferential rates applicable to long-term capital gains. A portion of our ordinary dividends, but not capital gain dividends, paid to U.S. corporate stockholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that we have received dividends from certain corporations during the taxable year. However, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the preferential rates applicable to qualified dividends or the dividends-received deduction available to corporations under the Code. A corporate U.S. stockholder may be required to reduce its basis in our preferred stock or common stock with respect to certain "extraordinary dividends," as defined in Section 1059 of the Code. Corporate U.S. stockholders should consult their own tax advisors in determining the application of these rules in their particular circumstances. We first allocate our earnings and profits to distributions to our preferred stockholders and then to distributions to our common stockholders based on priority in our capital structure. Distributions of our investment company taxable income will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. Distributions of our net capital gain properly reported by us as "capital gain dividends" will be taxable to a U.S. stockholders as long-term capital gains (which, under current law, are taxed at preferential rates) in the case of individuals, trusts or estates. This is true regardless of the U.S. stockholder's holding period in our preferred stock or common stock and regardless of whether the dividend is paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder's adjusted tax basis in such U.S. stockholder's preferred stock or common stock and, after the adjusted tax basis is reduced to zero, will constitute capital gain to such U.S. stockholder. We have made distributions in excess of our earnings and profits and may continue to do so in the future. As a result, a U.S. stockholder will need to consider the effect of our distributions on such U.S. stockholder's adjusted tax basis in our preferred stock or common stock in their individual circumstances.

              Although we currently intend to distribute our net capital gain for each taxable year on a timely basis, we may in the future decide to retain some or all of our net capital gain, and may designate the retained amount as a "deemed dividend." In that case, among other consequences: we will pay U.S. federal corporate income tax on the retained amount; each U.S. stockholder will be required to include their pro rata share of the deemed distribution in income as if it had been actually distributed to them; and the U.S. stockholder will be entitled to claim a credit equal to their pro rata share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder's adjusted tax basis in our preferred stock or common stock.

              For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gains dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, a U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by a U.S. stockholders on December 31 of the year in which the dividend was declared.

              We have the ability to declare a large portion of a dividend in shares of our stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, a U.S. stockholder will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend, even if most of the dividend was paid in shares of our stock. If stockholders purchase shares of our preferred stock or common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and such U.S. stockholder will be subject to tax on the distribution even though it economically represents a return of his, her or its investment.

              Distributions out of our current and accumulated earnings and profits will not be eligible for the 20% pass-through deduction under Section 199A of the Code, although under recently proposed regulations (that have not yet been finalized) qualified REIT dividends earned by us may qualify for the 20% pass-through deduction under Section 199A deduction.

    Sale or Other Disposition of Our Preferred Stock or Common Stock

              A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of such stockholder's shares of our preferred stock or common stock. The amount of gain or loss will be measured by the difference between a U.S. stockholder's adjusted tax basis in our preferred stock or common stock sold or otherwise disposed of and the amount of the proceeds received in exchange. Any gain or loss arising from such sale or other disposition generally will be treated as long-term capital gain or loss if a U.S. stockholder has held our preferred stock or common stock for more than one year. Otherwise, such gain or loss will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our preferred stock or common stock in which a U.S. stockholder has a holding period of six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our preferred stock or common stock may be disallowed if substantially identical stock or securities are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

              In general, U.S. stockholders that are individuals, trusts or estates are taxed at preferential rates on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum rate that also applies to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital loss in excess of capital gain) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

    Information Reporting and Backup Withholding

              We will send to each of our U.S. stockholders, after the end of each calendar year, a notice providing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder's taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal tax status of each year's distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder's particular situation.

              We may be required to withhold U.S. federal income tax ("backup withholding") from all taxable distributions to a U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder is subject to backup withholding. An individual's taxpayer identification number is his or her social security number. Backup withholding is not an additional tax. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder's U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

    Medicare Tax on Net Investment Income

              Non-corporate U.S. stockholders generally are subject to a 3.8% Medicare surtax on their "net investment income," the calculation of which includes interest income and OID, any taxable gain from the disposition of our preferred stock or common stock and any distributions on our preferred stock or common stock (including the amount of any deemed distribution) to the extent such distribution is treated as a dividend or as capital gain (as described above under "Taxation of U.S. Stockholders—Distributions on Our Preferred Stock or Common Stock"). Non-corporate U.S. stockholders should consult their own tax advisors on the effect of acquiring, holding and disposing of our preferred stock or common stock, on the computation of "net investment income" in their individual circumstances.

    Disclosure of Certain Recognized Losses.

              Under U.S. Treasury regulations, if a U.S. stockholder recognizes a loss with respect to either our preferred stock or common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year, such stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of certain "portfolio securities" in many cases are excepted from this reporting requirement, but under current guidance, equity owners of a RIC are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. U.S. stockholders should consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

TAXATION OF NON-U.S. STOCKHOLDERS

              The following discussion applies only to persons that are non-U.S. stockholders. If you are not a non-U.S. stockholder, this discussion does not apply to you.

              Whether an investment in our preferred stock or common stock is appropriate for a non-U.S. stockholder will depend upon that stockholder's particular circumstances. An investment in our preferred stock or common stock by a non-U.S. stockholder may have adverse tax consequences and, accordingly, may not be appropriate for a non-U.S. stockholder. Non-U.S. stockholders should consult their own tax advisors as to the tax consequences of acquiring, holding and disposing of our preferred stock or common stock before investing.

    Distributions on, and Sale or Other Disposition of, Our Preferred Stock or Common Stock

              Distributions of our investment company taxable income to non-U.S. stockholders will be subject to U.S. withholding tax at a rate of 30% (unless lowered or eliminated by an applicable income tax treaty) to the extent payable from our current and accumulated earnings and profits unless an exception applies.

              Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains recognized by a non-U.S. stockholder upon the sale of our preferred stock or common stock, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the non-U.S. stockholder is an individual, has been present in the United States for 183 days or more during the taxable year, and certain other conditions are satisfied. Non-U.S. stockholders of our preferred stock or common stock are encouraged to consult their own advisors as to the applicability of an income tax treaty in their individual circumstances.

              In general, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non- U.S. stockholders to the extent the dividends are designated as "interest-related dividends" or "short-term capital gain dividends." Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. We expect that a portion of our dividends will qualify as interest-related dividends, although we cannot assure you the exact proportion that will so qualify.

              If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder's allocable share of the tax we pay on the capital gain deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number (if one has not been previously obtained) and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

              We have the ability to declare a large portion of a dividend in shares of our common stock. As long as a portion of such dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. As a result, our non-U.S. stockholders will be taxed on 100% of the fair market value of the dividend on the date the dividend is received in the same manner as a cash dividend (including the application of withholding tax rules described above), even if most of the dividend is paid in shares of our common stock. In such a circumstance, we may be required to withhold all or substantially all of the cash we would otherwise distribute to a non-U.S. stockholder.

    Information Reporting and Backup Withholding

              A non-U.S. stockholder who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

WITHHOLDING AND INFORMATION REPORTING ON FINANCIAL ACCOUNTS

              Pursuant to Sections 1471 to 1474 of the Code and the U.S. Treasury regulations thereunder, the relevant withholding agent generally will be required to withhold 30% of any dividends paid on our preferred stock or common stock to: (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements or is subject to an applicable "intergovernmental agreement." If payment of this withholding tax is made, non-U.S. stockholders that are otherwise eligible for an exemption from, or reduction of, U.S. federal withholding taxes with respect to such dividends or proceeds will be required to seek a credit or refund from the IRS to obtain the benefit of such exemption or reduction. In certain cases, the relevant foreign financial institution or non-financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Certain jurisdictions have entered into agreements with the United States that may supplement or modify these rules. Non-U.S. stockholders should consult their own tax advisers regarding the particular consequences to them of this legislation and guidance. We will not pay any additional amounts in respect of any amounts withheld.

DESCRIPTION OF SECURITIES

              This prospectus contains a summary of the common stock, preferred stock, subscription rights, debt securities, warrants and units. These summaries are not meant to be a complete description of each security. However, this prospectus and the accompanying prospectus supplement will contain the material terms and conditions for each security.

 DESCRIPTION OF OUR CAPITAL STOCK

              The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

STOCK

              Our authorized stock consists of 600,000,000 shares of stock, par value $0.001 per share, all of which are currently designated as common stock. Our common stock trades on The NASDAQ Global Select Market under the symbol "ARCC." On May 23, 2019, the last reported sales price of our common stock on The NASDAQ Global Select Market was $17.93 per share. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our indebtedness or obligations.

              Under our charter, our board of directors is authorized to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into one or more classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that a majority of the entire board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

              All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract.

              In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay off all indebtedness and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time.

              Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of our directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors.

              The following are our outstanding classes of capital stock as of May 16, 2019:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Registrant or for its Account	(4) Amount Outstanding Exclusive of Amount Shown Under Column (3)
Common Stock	600,000,000	—	426,298,200

Preferred Stock

              Our charter authorizes our board of directors to classify any unissued shares of stock and reclassify any previously classified but unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our board of directors could authorize the issuance of shares of our preferred stock with terms and conditions that could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest.

              You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (a) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other indebtedness and senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be and (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock may provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

              Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final adjudication as being material to the cause of action. Our charter contains such a provision, which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.

              Our charter authorizes us to obligate ourselves, and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in that capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

              In addition to the indemnification provided for in our bylaws, we have entered into indemnification agreements with each of our current directors and certain of our officers and with members of our investment adviser's investment committee and we intend to enter into indemnification agreements with each of our future directors, members of our investment committee and certain of our officers. The indemnification agreements attempt to provide these directors, officers and other persons the maximum indemnification permitted under Maryland law and the Investment Company Act. The agreements provide, among other things, for the advancement of expenses and indemnification for liabilities that such person may incur by reason of his or her status as a present or former director or officer or member of our investment adviser's investment committee in any action or proceeding arising out of the performance of such person's services as a present or former director or officer or member of our investment adviser's investment committee.

              Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made or are threatened to be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation's receipt of (x) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (y) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

              The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

              Our board of directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors helps to ensure the continuity and stability of our management and policies.

Election of Directors

              Our bylaws provide that the affirmative vote of the majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect each director; provided, that if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of votes cast. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

              Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four or more than eleven. Our charter sets forth our election, subject to certain requirements, to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.

              Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast generally in the election of directors.

Action by Stockholders

              Under the Maryland General Corporation Law and our charter, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written or electronically transmitted consent instead of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

              Our bylaws provide that with respect to an annual meeting of stockholders, nominations of individuals for election to the board of directors and the proposal of business to be considered by stockholders may be made only (a) pursuant to our notice of the meeting, (b) by or at the direction of the board of directors or (c) by a stockholder who is a stockholder of record at the record date set by our board of directors for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving the advance notice required by the bylaws and at the time of the meeting (and any adjournment or postponement thereof), is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of individuals for election to the board of directors at a special meeting may be made only (a) by or at the direction of the board of directors or (b) provided that the special meeting has been called in accordance with the bylaws for the purpose of electing directors, by a stockholder who is a stockholder of record at the time of giving the advance notice required by the bylaws and at the time of the meeting, who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the bylaws.

              The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

              Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders must be called by the secretary of the corporation to act on any matter that may properly be considered at a meeting of stockholders upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast on such matter at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

              Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse effect on the price of our common stock." However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (as defined below) (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The "continuing directors" are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

              Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No Appraisal Rights

              Except with respect to appraisal rights arising in connection with the Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our board of directors determines that such rights will apply, with respect to all or any classes or series of stock, to one or more transactions occurring after the date of such determination in connection with which stockholders would otherwise be entitled to exercise appraisal rights.

Control Share Acquisitions

              The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of at least two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by employees who are directors of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock that, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

  •
  one-tenth or more but less than one-third;

  •
  one-third or more but less than a majority; or

  •
  a majority or more of all voting power.

              The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.

              A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

              If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the Investment Company Act, which will prohibit any such redemption other than in limited circumstances. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of any meeting of stockholders at which the voting rights of the shares are considered and not approved or, if no such meeting is held, as of the date of the last control share acquisition by the acquiror. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

              The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

              Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock and, as a result, any control shares of the Company will have the same voting rights as all of the other shares of the Company's common stock. Such provision could be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests and we determine (after consultation with the SEC staff) that our being subject to the Control Share Acquisition Act does not conflict with the Investment Company Act.

Business Combinations

              Under Maryland law, "business combinations" between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

  •
  any person who, directly or indirectly, beneficially owns 10% or more of the voting power of the corporation's outstanding voting stock; or

  •
  an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding stock of the corporation.

              A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which such person otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

              After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

  •
  80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

  •
  two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

              These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

              The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the independent directors. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with the Investment Company Act

              Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.

Exclusive Forum

              Our bylaws provide that, unless we consent in writing to the selection of an alternative forum, the Circuit Court for Baltimore City, Maryland, or, if that Court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division, will be the sole and exclusive forum for: (i) any derivative action or proceeding brought on our behalf, (ii) any Internal Corporate Claim, as such term is defined in Section 1-101(p) of the MGCL, including, without limitation, (a) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders or (b) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the MGCL or our charter or bylaws, or (iii) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring or holding any interest in our shares shall be deemed to have notice of and to have consented and waived any objection to this exclusive forum provision of our bylaws, as the same may be amended from time to time.

DESCRIPTION OF OUR PREFERRED STOCK

              In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more classes or series, without stockholder approval. Prior to issuance of shares of each class or series, our board of directors is required by Maryland law and by our charter to set, subject to the express terms of any of our then outstanding classes or series of stock, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Any such an issuance must adhere to the requirements of the Investment Company Act, Maryland law and any other limitations imposed by law.

              The Investment Company Act currently requires, among other things, that (a) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution), (b) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more and (c) such class of stock have complete priority over any other class of stock as to distribution of assets and payment of dividends, which dividends shall be cumulative.

              For any class or series of preferred stock that we may issue, our board of directors will determine and the articles supplementary and the prospectus supplement relating to such class or series will describe:

  •
  the designation and number of shares of such class or series;

  •
  the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such class or series, as well as whether such dividends are participating or non-participating;

  •
  any provisions relating to convertibility or exchangeability of the shares of such class or series, including adjustments to the conversion price of such class or series;

  •
  the rights and preferences, if any, of holders of shares of such class or series upon our liquidation, dissolution or winding up of our affairs;

  •
  the voting powers, if any, of the holders of shares of such class or series;

  •
  any provisions relating to the redemption of the shares of such class or series;

  •
  any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such class or series are outstanding;

  •
  any conditions or restrictions on our ability to issue additional shares of such class or series or other securities;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other relative powers, preferences and participating, optional or special rights of shares of such class or series, and the qualifications, limitations or restrictions thereof.

              All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each class or series of preferred stock will be identical and of equal rank except as to the dates from which dividends, if any, thereon will be cumulative. You should read the accompanying prospectus supplement, as well as the complete articles supplementary that contain the terms of the applicable class or series of preferred stock.

 DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

GENERAL

              We may issue subscription rights to our stockholders to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering. You should read the prospectus supplement related to any such subscription rights offering.

              The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

  •
  the period of time the offering would remain open (which shall be open a minimum number of days such that all record holders would be eligible to participate in the offering and shall not be open longer than 120 days);

  •
  the title of such subscription rights;

  •
  the exercise price for such subscription rights (or method of calculation thereof);

  •
  the ratio of the offering (which, in the case of transferable rights, will require a minimum of three shares to be held of record before a person is entitled to purchase an additional share);

  •
  the number of such subscription rights issued to each stockholder;

  •
  the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

  •
  the date on which the right to exercise such subscription rights shall commence, and the date on which such right shall expire (subject to any extension);

  •
  the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

  •
  any termination right we may have in connection with such subscription rights offering; and

  •
  any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

              We will not offer any subscription rights to purchase shares of our common stock under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

EXERCISE OF SUBSCRIPTION RIGHTS

              Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock at such exercise price as shall in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

              Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we will forward, as soon as practicable, the shares of common stock purchasable upon such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

 DESCRIPTION OF OUR WARRANTS

              The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants. You should read the prospectus supplement related to any warrants offering.

              We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock, preferred stock or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

              A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

  •
  the title of such warrants;

  •
  the aggregate number of such warrants;

  •
  the price or prices at which such warrants will be issued;

  •
  the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

  •
  if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

  •
  in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

  •
  in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

  •
  the date on which the right to exercise such warrants shall commence and the date on which such right will expire;

  •
  whether such warrants will be issued in registered form or bearer form;

  •
  if applicable, the minimum or maximum amount of such warrants that may be exercised at any one time;

  •
  if applicable, the date on and after which such warrants and the related securities will be separately transferable;

  •
  information with respect to book-entry procedures, if any;

  •
  the terms of the securities issuable upon exercise of the warrants;

  •
  if applicable, a discussion of certain U.S. federal income tax considerations; and

  •
  any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

              We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

              Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

              Under the Investment Company Act, we may generally only offer warrants provided that (a) the warrants expire by their terms within ten years, (b) the exercise or conversion price is not less than the current market value at the date of issuance, (c) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of Ares Capital and its stockholders and (d) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The Investment Company Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR DEBT SECURITIES

              We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read this prospectus and the prospectus supplement relating to that particular series.

              As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an "indenture." An indenture is a contract between us and U.S. Bank National Association, a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us.

              Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. We have filed the form of the indenture with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

              The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered, including, among other things:

  •
  the designation or title of the series of debt securities;

  •
  the total principal amount of the series of debt securities;

  •
  the percentage of the principal amount at which the series of debt securities will be offered;

  •
  the date or dates on which principal will be payable;

  •
  the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

  •
  the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

  •
  the terms for redemption, extension or early repayment, if any;

  •
  the currencies in which the series of debt securities are issued and payable;

  •
  whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

  •
  the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

  •
  the denominations in which the offered debt securities will be issued;

  •
  the provision for any sinking fund;

  •
  any restrictive covenants;

  •
  any Events of Default;

  •
  whether the series of debt securities is issuable in certificated form;

  •
  any provisions for defeasance or covenant defeasance;

  •
  if applicable, U.S. federal income tax considerations relating to original issue discount;

  •
  whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

  •
  any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

  •
  whether the debt securities are subject to subordination and the terms of such subordination;

  •
  the listing, if any, on a securities exchange; and

  •
  any other terms.

              The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

              We are currently permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, prior to June 21, 2019 (or such earlier date), we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200% (and at least 150% on and after June 21, 2019 (or on or after such earlier date)). We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

GENERAL

              The indenture provides that any debt securities proposed to be sold under this prospectus and the accompanying prospectus supplement ("offered debt securities") and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities ("underlying debt securities") may be issued under the indenture in one or more series.

              For purposes of this prospectus, any reference to the payment of principal of or premium or interest, if any, on debt securities will include additional amounts if required by the terms of the debt securities.

              The indenture does not limit the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the "indenture securities." The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See "Resignation of Trustee" below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term "indenture securities" means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

              The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

              We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

              We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

              We expect that we will usually issue debt securities in book entry only form represented by global securities.

CONVERSION AND EXCHANGE

              If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

PAYMENT AND PAYING AGENTS

              We will pay interest to the person listed in the applicable trustee's records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

              We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants.

Payments on Certificated Securities

              We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee's records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, NY and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

              Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in New York City, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

              If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the accompanying prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

              Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

EVENTS OF DEFAULT

              You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

              The term "Event of Default" in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

  •
  We do not pay the principal of, or any premium on, a debt security of the series on its due date, and do not cure this default within 5 days.

  •
  We do not pay interest on a debt security of the series when due, and such default is not cured within 30 days.

  •
  We do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within 5 days.

  •
  We remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series.

  •
  We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days.

  •
  On the last business day of each of twenty-four consecutive calendar months, we have an asset coverage of less than 100%.

  •
  Any other Event of Default in respect of debt securities of the series described in the applicable prospectus supplement occurs.

              An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

              If an Event of Default has occurred and has not been cured, the trustee or the holders of at least 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series.

              The trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity") (Section 315 of the Trust Indenture Act of 1939). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

              Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

  •
  You must give your trustee written notice that an Event of Default has occurred and remains uncured.

  •
  The holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action.

  •
  The trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity.

  •
  The holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60 day period.

              However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

              Holders of a majority in principal amount of the debt securities of the affected series may waive any past defaults other than:

  •
  the payment of principal, any premium or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

              Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

              Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

MERGER OR CONSOLIDATION

              Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

  •
  Where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities.

  •
  Immediately after giving effect to such transaction, no Default or Event of Default shall have happened and be continuing.

  •
  Under the indenture, no merger or sale of assets may be made if as a result any of our property or assets or any property or assets of one of our subsidiaries, if any, would become subject to any mortgage, lien or other encumbrance unless either (a) the mortgage, lien or other encumbrance could be created pursuant to the limitation on liens covenant in the indenture without equally and ratably securing the indenture securities or (b) the indenture securities are secured equally and ratably with or prior to the debt secured by the mortgage, lien or other encumbrance.

  •
  We must deliver certain certificates and documents to the trustee.

  •
  We must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

MODIFICATION OR WAIVER

              There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

              First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on a debt security;

  •
  reduce any amounts due on a debt security;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

  •
  adversely affect any right of repayment at the holder's option;

  •
  change the place (except as otherwise described in the prospectus or prospectus supplement) or currency of payment on a debt security;

  •
  impair your right to sue for payment;

  •
  adversely affect any right to convert or exchange a debt security in accordance with its terms;

  •
  modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;

  •
  reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

  •
  reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

  •
  modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

  •
  change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

              The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

              Any other change to the indenture and the debt securities would require the following approval:

  •
  If the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series.

  •
  If the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

              The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

              When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

  •
  For original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default.

  •
  For debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement.

  •
  For debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

              Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under "Defeasance—Full Defeasance."

              We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

              Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

DEFEASANCE

              The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

              If certain conditions are satisfied, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under "Indenture Provisions—Subordination" below. In order to achieve covenant defeasance, we must do the following:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

              We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with.

              If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

              If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  If the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates.

  •
  We must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit.

  •
  We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the Investment Company Act and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with.

              If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under "Indenture Provisions—Subordination."

FORM, EXCHANGE AND TRANSFER OF CERTIFICATED REGISTERED SECURITIES

              Holders may exchange their certificated securities, if any, for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

              Holders may exchange or transfer their certificated securities, if any, at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

              Holders will not be required to pay a service charge to transfer or exchange their certificated securities, if any, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

              If we have designated additional transfer agents for your debt security, they will be named in your prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

              If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

RESIGNATION OF TRUSTEE

              Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

INDENTURE PROVISIONS—SUBORDINATION

              Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness (as defined below), but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money's worth.

              In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

              By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture. "Senior Indebtedness" is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

  •
  our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities, and

  •
  renewals, extensions, modifications and refinancings of any of this indebtedness.

              If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

THE TRUSTEE UNDER THE INDENTURE

              U.S. Bank National Association will serve as the trustee under the indenture.

CERTAIN CONSIDERATIONS RELATING TO FOREIGN CURRENCIES

              Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

BOOK-ENTRY DEBT SECURITIES

              The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the debt securities. The debt securities will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully registered certificate will be issued for the debt securities, in the aggregate principal amount of such issue, and will be deposited with DTC. If, however, the aggregate principal amount of any issue exceeds $500 million, one certificate will be issued with respect to each $500 million of principal amount, and an additional certificate will be issued with respect to any remaining principal amount of such issue.

              DTC, the world's largest securities depository, is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

              DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has a Standard & Poor's rating of AA+. The DTC Rules applicable to its Participants are on file with the SEC. More information about DTC can be found at www.dtcc.com.

              Purchases of debt securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of each actual purchaser of each security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the debt securities are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in debt securities, except in the event that use of the book-entry system for the debt securities is discontinued.

              To facilitate subsequent transfers, all debt securities deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co., or such other name as may be requested by an authorized representative of DTC. The deposit of debt securities with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the debt securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such debt securities are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

              Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

              Redemption notices shall be sent to DTC. If less than all of the debt securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

              Neither DTC nor Cede & Co. (nor any other DTC nominee) will consent or vote with respect to the debt securities unless authorized by a Direct Participant in accordance with DTC's Procedures. Under its usual procedures, DTC mails an Omnibus Proxy to us as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the debt securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

              Redemption proceeds, distributions, and dividend payments on the debt securities will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC or its nominee, the trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and dividend payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

              DTC may discontinue providing its services as depository with respect to the debt securities at any time by giving reasonable notice to us or the trustee. Under such circumstances, in the event that a successor depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

              The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

DESCRIPTION OF OUR UNITS

              The following is a general description of the terms of the units we may issue from time to time. Particular terms of any units we offer will be described in the prospectus supplement relating to such units. For a complete description of the terms of particular units, you should read this prospectus and the prospectus supplement relating to those particular units.

              We may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include debt obligations of third parties, such as U.S. Treasury securities. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security.

              A prospectus supplement will describe the particular terms of any series of units we may issue, including the following:

  •
  the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

  •
  a description of the terms of any unit agreement governing the units;

  •
  a description of the provisions for the payment, settlement, transfer or exchange of the units; and

  •
  whether the units will be issued in fully registered or global form.

              We will not offer any units under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement.

 SALES OF COMMON STOCK BELOW NET ASSET VALUE

              Pursuant to approval granted at a special meeting of stockholders held on May 14, 2018, we were permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expired on May 14, 2019. On April 10, 2019, we filed the 2019 Special Meeting Proxy Statement for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

              In order to sell shares of common stock pursuant to this authorization, no additional authorization from our stockholders has to be solicited, but a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares of common stock, or immediately prior to the issuance of such common stock, that the price at which such shares of common stock are to be sold is not less than a price that closely approximates the market value of those shares of common stock, less any distributing commission or discount.

              In making a determination that an offering of common stock below its net asset value per share is in our and our stockholders' best interests, our board of directors will consider a variety of factors including:

  •
  the effect that an offering below net asset value per share would have on our stockholders, including the potential dilution to the net asset value per share of our common stock our stockholders would experience as a result of the offering;

  •
  the amount per share by which the offering price per share and the net proceeds per share are less than our most recently determined net asset value per share;

  •
  the relationship of recent market prices of par common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;

  •
  whether the estimated offering price would closely approximate the market value of shares of our common stock;

  •
  the potential market impact of being able to raise capital during the current financial market difficulties;

  •
  the nature of any new investors anticipated to acquire shares of our common stock in the offering;

  •
  the anticipated rate of return on and quality, type and availability of investments; and

  •
  the leverage available to us.

              Our board of directors will also consider the fact that sales of shares of common stock at a discount will benefit our investment adviser as our investment adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other of our securities or from the offering of common stock at premium to net asset value per share.

              We will not sell shares of our common stock pursuant to stockholder approval (or any rights, warrants or units to purchase shares of our common stock) under this prospectus or an accompanying prospectus supplement without first filing a new post-effective amendment to the registration statement if the cumulative dilution to our net asset value per share from offerings under the registration statement, as amended by such post-effective amendment, exceeds 15%. This would be measured separately for each offering pursuant to the registration statement, as amended by this post-effective amendment, by calculating the percentage dilution or accretion to aggregate net asset value from that offering and then summing the percentage from each offering. For example, if our most recently determined net asset value per share at the time of the first offering is $15.00 and we have 30 million shares of common stock outstanding, the sale of 6 million shares of common stock at net proceeds to us of $7.50 per share (a 50% discount) would produce dilution of 8.33%. If we subsequently determined that our net asset value per share increased to $15.75 on the then 36 million shares of common stock outstanding and then made an additional offering, we could, for example, sell approximately an additional 7.2 million shares of common stock at net proceeds to us of $9.45 per share, which would produce dilution of 6.67%, before we would reach the aggregate 15% limit.

              Sales by us of our common stock at a discount from net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. Any sale of common stock at a price below net asset value per share would result in an immediate dilution to existing common stockholders who do not participate in such sale on at least a pro rata basis. See "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—The net asset value per share of our common stock may be diluted if we sell shares of our common stock in one or more offerings at prices below the then current net asset value per share of our common stock or securities to subscribe for or convertible into shares of our common stock."

              The following three headings and accompanying tables explain and provide hypothetical examples on the impact of an offering of our common stock at a price less than net asset value per share on three different types of investors:

  •
  existing stockholders who do not purchase any shares in the offering;

  •
  existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

  •
  new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders Who Do Not Participate in the Offering

              Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate dilution in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to such offering. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. Further, if current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current net asset value, their voting power will be diluted.

              The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

              The examples assume that the issuer has 30 million shares outstanding, $600 million in total assets and $150 million in total liabilities. The current net asset value and net asset value per share are thus $450 million and $15.00. The chart illustrates the dilutive effect on Stockholder A of (a) an offering of 1.5 million shares of common stock (5% of the outstanding shares) at $14.25 per share after offering expenses and commissions (a 5% discount from net asset value), (b) an offering of 3 million shares of common stock (10% of the outstanding shares) at $13.50 per share after offering expenses and commissions (a 10% discount from net asset value), (c) an offering of 6 million shares of common stock (20% of the outstanding shares) at $12.00 per share after offering expenses and commissions (a 20% discount from net asset value) and (d) an offering of 7.5 million shares of common stock (25% of the outstanding shares) at $11.25 per share after offering expenses and commissions (a 25% discount from net asset value). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares of common stock in such offering and the actual discount to the most recently determined net asset value. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00	—	$14.21	—	$12.63	—	$11.84	—
Net Proceeds per Share to Issuer		$14.25	—	$13.50	—	$12.00	—	$11.25	—
Decrease to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5.00%	33,000,000	10.00%	36,000,000	20.00%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	30,000	30,000	0.00%	30,000	0.00%	30,000	0.00%	30,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%	0.08%	(20.00)%
Total Net Asset Value Held by Stockholder A	$450,000	$448,929	(0.24)%	$445,909	(0.91)%	$435,000	(3.33)%	$427,500	(5.00)%
Total Investment by Stockholder A (Assumed to Be $15.00 per Share)	$450,000	$450,000		$450,000		$450,000		$450,000
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(1,071)		$(4,091)		$(15,000)		$(22,500)
Investment per Share Held by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)	$15.00	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%	$15.00	0.00%
Net Asset Value per Share Held by Stockholder A		$14.96		$14.86		$14.50		$14.50
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$(0.14)		$(0.50)		$(0.75)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%		(5.00)%

Impact on Existing Stockholders Who Do Participate in the Offering

              Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, although at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in shares of our common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience accretion in net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (a) 50% of its proportionate share of the offering (i.e., 3,000 shares, which is 0.05% of an offering of 6 million shares) rather than its 0.10% proportionate share and (b) 150% of such percentage (i.e., 9,000 shares, which is 0.15% of an offering of 6 million shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$12.63		$12.63
Net Proceeds per Share to Issuer		$12.00		$12.00
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	36,000,000	20%	36,000,000	20%
Net Asset Value per Share	$15.00	$14.50	(3.33)%	$14.50	(3.33)%
Dilution/Accretion to Participating Stockholder Shares Held by Stockholder A	30,000	33,000	10%	39,000	30%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$450,000	$478,500	6.33%	$565,500	25.67%
Total Investment by Stockholder A (Assumed to be $15.00 per Share on Shares Held Prior to Sale)		$487,895		$563,684
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(9,395)		$1,816
Investment per Share Held by Stockholder A (Assumed to Be $15.00 on Shares Held Prior to Sale)	$15.00	$14.78	(1.44)%	$14.45	(3.64)%
Net Asset Value per Share Held by Stockholder A		$14.50		$14.50
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.28)		$0.05	0.40%
Percentage Dilution/Accretion to Stockholder A (Dilution per Share Divided by Investment per Share)			(1.96)%		0.32%

Impact on New Investors

              Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value, but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by us, will experience an immediate decrease, although small, in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering of shares of our common stock below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the net asset value of their shares and their net asset value per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to such offering. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

              The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10%, 20% and 25% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined net asset value per share. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3		Example 4
		5% Offering at 5% Discount		10% Offering at 10% Discount		20% Offering at 20% Discount		25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$15.00		$14.21		$12.63		$11.84
Net Proceeds per Share to Issuer		$14.25		$13.50		$12.00		$11.25
Decrease/Increase to Net Asset Value
Total Shares Outstanding	30,000,000	31,500,000	5%	33,000,000	10%	36,000,000	20%	37,500,000	25.00%
Net Asset Value per Share	$15.00	$14.96	(0.24)%	$14.86	(0.91)%	$14.50	(3.33)%	$14.25	(5.00)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	1,500		3,000		6,000		7,500
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%		0.02%
Total Net Asset Value Held by Investor A	$0	$22,446		$44,591		$87,000		$106,875
Total Investment by Investor A (At Price to Public)		$22,500		$42,632		$75,789		$88,816
Total Dilution/Accretion to Investor A (Total Net Asset Value Less Total Investment)		$(54)		$1,959		$11,211		$18,059
Investment per Share Held by Investor A	$0	$15.00		$14.21		$12.63		$11.84
Net Asset Value per Share Held by Investor A		$14.96		$14.86		$14.50		$14.25
Dilution/Accretion per Share Held by Investor A (Net Asset Value per Share Less Investment per Share)		$(0.04)		$0.65		$1.87		$2.41
Percentage Dilution/Accretion to Investor A (Dilution per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%		20.33%

ISSUANCE OF WARRANTS OR SECURITIES TO SUBSCRIBE FOR
OR CONVERTIBLE INTO SHARES OF OUR COMMON STOCK

              At our 2008 annual stockholders meeting, our stockholders approved our ability to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock, not exceeding 25% of our then outstanding common stock, at an exercise or conversion price that, at the date of issuance, will not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock. The authorization granted to sell or otherwise issue warrants or securities to subscribe for or convertible into shares of our common stock has no expiration. Any exercise of warrants or securities to subscribe for or convertible into shares of our common stock at an exercise or conversion price that is below net asset value at the time of such exercise or conversion would result in an immediate dilution to existing common stockholders. This dilution would include reduction in net asset value as a result of the proportionately greater decrease in the stockholders' interest in our earnings and assets and their voting interest than the increase in our assets resulting from such offering.

              As a result of obtaining this authorization, in order to sell or otherwise issue such securities, (a) the exercise, conversion or subscription rights in such securities must expire by their terms within 10 years, (b) with respect to any warrants, options or rights to subscribe or convert to our common stock that are issued along with other securities, such warrants, options or rights must not be separately transferable, (c) the exercise or conversion price of such securities must not be less than the greater of the market value per share of our common stock and the net asset value per share of our common stock at the date of issuance of such securities, (d) the issuance of such securities must be approved by a majority of the board of directors who have no financial interest in the transaction and a majority of the independent directors on the basis that such issuance is in the best interests of the Company and its stockholders and (e) the number of shares of our common stock that would result from the exercise or conversion of such securities and all other securities convertible, exercisable or exchangeable into shares of our common stock outstanding at the time of issuance of such securities must not exceed 25% of our outstanding common stock at such time.

              We could also sell shares of common stock below net asset value per share in certain other circumstances, including through subscription rights issued in rights offerings. See "Description of Our Subscription Rights" and "Risk Factors—Risks Relating to Offerings Pursuant to this Prospectus—Your interest in us may be diluted if you do not fully exercise your subscription rights in any rights offering. In addition, if the subscription price is less than our net asset value per share, then you will experience an immediate dilution of the aggregate net asset value of your shares."

 REGULATION

              We have elected to be regulated as a BDC under the Investment Company Act and have elected to be treated as a RIC under the Code. As with other companies regulated by the Investment Company Act, a BDC must adhere to certain substantive regulatory requirements. The Investment Company Act contains prohibitions and restrictions relating to certain transactions between BDCs and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Among other things, we generally cannot co-invest in any portfolio company in which a fund managed by Ares or any of its downstream affiliates (other than us and our downstream affiliates) is also co-investing. On January 18, 2017, we received an order from the SEC that permits us and other business development companies and registered closed-end management investment companies managed by Ares to co-invest in portfolio companies with each other and with affiliated investment funds. Co-investments made under the Co-investment Exemptive Order are subject to compliance with certain conditions and other requirements contained in the Co-investment Exemptive Order, which could limit our ability to participate in a co-investment transaction. We may also otherwise co-invest with funds managed by Ares or any of its downstream affiliates, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

              The Investment Company Act contains certain restrictions on certain types of investments we may make. Specifically, we may only invest up to 30% of our portfolio in entities that are not considered "eligible portfolio companies" (as defined in the Investment Company Act), including companies located outside of the United States, entities that are operating pursuant to certain exceptions under the Investment Company Act, and publicly traded entities whose public equity market capitalization exceeds the levels provided for under the Investment Company Act.

              The Investment Company Act also requires that a majority of our directors be persons other than "interested persons," as that term is defined in Section 2(a)(19) of the Investment Company Act, referred to herein as "independent directors." In addition, the Investment Company Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless that change is approved by holders of at least a majority of our outstanding voting securities. Under the Investment Company Act, the vote of holders of at least a "majority of outstanding voting securities" means the vote of the holders of the lesser of: (a) 67% or more of the outstanding shares of our common stock present at a meeting or represented by proxy if holders of more than 50% of the shares of our common stock are present or represented by proxy or (b) more than 50% of the outstanding shares of our common stock.

              Under the Investment Company Act, we are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value per share of our common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. Pursuant to approval granted at a special meeting of stockholders held on May 14, 2018, we were permitted to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors. Such stockholder approval expired on May 14, 2019. On April 10, 2019, we filed the 2019 Special Meeting Proxy Statement for a special meeting of the stockholders, currently expected to take place on June 10, 2019. The 2019 Special Meeting Proxy Statement sets forth a proposal to be voted upon at the special meeting that, if approved by stockholders, would authorize us to sell or otherwise issue shares of our common stock at a price below net asset value, subject to certain limitations and determinations that must be made by our board of directors, for a twelve-month period expiring on the one-year anniversary of the date of the special meeting.

              We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies. We may enter into hedging transactions to manage the risks associated with interest rate and currency fluctuations. We may purchase or otherwise receive warrants or options to purchase the common stock of our portfolio companies in connection with acquisition financings or other investments. In connection with such an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the Investment Company Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company (as defined in the Investment Company Act), invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of investment companies in the aggregate. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses.

              We are currently allowed to borrow amounts or issue debt securities or preferred stock, which we refer to collectively as "senior securities," such that our asset coverage, as calculated pursuant to the Investment Company Act, equals at least 200% immediately after such borrowing. On June 21, 2018, our board of directors, including a "required majority" of our board of directors, approved the application of the modified asset coverage requirement set forth in Section 61(a)(2) of the Investment Company Act, as amended by the SBCAA. As a result, effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us).

QUALIFYING ASSETS

              A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) below. Thus, under the Investment Company Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the Investment Company Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions):

  (a)
  is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the Investment Company Act as any issuer that:

  (i)
  is organized under the laws of, and has its principal place of business in, the United States;

  (ii)
  is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the Investment Company Act; and

      (iii)
      does not have any class of securities listed on a national securities exchange;

    (b)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if:

    (i)
    at the time of the purchase, we own at least 50% of the (x) greatest number of equity securities of such issuer and securities convertible into or exchangeable for such securities; and (y) the greatest amount of debt securities of such issuer, held by us at any point in time during the period when such issuer was an eligible portfolio company; and

    (ii)
    we are one of the 20 largest holders of record of such issuer's outstanding voting securities; or

    (c)
    is a company that meets the requirements of (a)(i) and (ii) above, but is not an eligible portfolio company because it has issued a class of securities on a national securities exchange, if the aggregate market value of such company's outstanding voting and non-voting common equity is less than $250 million.

  (2)
  Securities of any eligible portfolio company that we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities, was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

  (6)
  Cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

              BDCs generally must offer to make available to the issuer of portfolio securities significant managerial assistance, by either offering, and providing if accepted, significant guidance and counsel concerning the management operations or business objectives of the portfolio company or by exercising a controlling influence over the management or policies of a portfolio company, except in circumstances where either (i) the BDC does not treat such issuer of securities as an eligible portfolio company, or (ii) the BDC purchases such securities in conjunction with one or more other persons acting together and one of the other persons in the group makes available such managerial assistance.

TEMPORARY INVESTMENTS

              Pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash items, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as "temporary investments," so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price that is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we may not meet the Diversification Tests in order to qualify as a RIC. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INDEBTEDNESS AND SENIOR SECURITIES

              We are currently permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, calculated pursuant to the Investment Company Act, is at least equal to 200% immediately after each such issuance. Effective on June 21, 2019, our asset coverage requirement applicable to senior securities will be reduced from 200% to 150% (i.e., the revised regulatory leverage limitation permits BDCs to double the amount of borrowings, such that we would be able to borrow up to two dollars for every dollar we have in assets less all liabilities and indebtedness not represented by senior securities issued by us). In addition, while certain types of indebtedness and senior securities remain outstanding, we may be required to make provisions to prohibit distributions to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. Specifically, prior to June 21, 2019 (or such earlier date), we may be precluded from declaring dividends or repurchasing shares of our common stock unless our asset coverage is at least 200% (and at least 150% on and after June 21, 2019 (or on or after such earlier date)). We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see "Risk Factors—Risks Relating to Our Business—Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital."

CODE OF ETHICS

              We and Ares Capital Management have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements. Our code of ethics is filed as an exhibit to our registration statement of which this prospectus is a part. For information on how to obtain a copy of the code of ethics, see "Available Information."

PROXY VOTING POLICIES AND PROCEDURES

              SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In most cases, we invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we delegate the exercise of such rights to Ares Capital Management. Ares Capital Management's proxy voting policies and procedures are summarized below:

              In determining how to vote, officers of our investment adviser consult with each other and other investment professionals of Ares, taking into account our and our investors' interests as well as any potential conflicts of interest. Our investment adviser consults with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, our investment adviser may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While our investment adviser may retain an outside service to provide voting recommendations and to assist in analyzing votes, our investment adviser will not delegate its voting authority to any third party.

              An officer of Ares Capital Management keeps a written record of how all such proxies are voted. Our investment adviser retains records of (a) proxy voting policies and procedures, (b) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (c) all votes cast, (d) investor requests for voting information and (e) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, our investment adviser may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

              Our investment adviser's proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, our investment adviser votes our proxies in accordance with these guidelines unless: (a) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (b) the subject matter of the vote is not covered by these guidelines, (c) a material conflict of interest is present or (d) our investment adviser finds it necessary to vote contrary to its general guidelines to maximize stockholder value or the best interests of Ares Capital. In reviewing proxy issues, our investment adviser generally uses the following guidelines:

              Elections of Directors:    In general, our investment adviser will vote proxies in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or our investment adviser determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. Our investment adviser may withhold votes for directors when it (a) believes a direct conflict of interest exists between the interests of the director and the stockholders, (b) concludes that the actions of the director are unlawful, unethical or negligent or (c) believes the board is entrenched in or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management. Finally, our investment adviser may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

              Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and our investment adviser will generally support management's recommendation in this regard.

              Changes in Capital Structure:    Changes in a portfolio company's charter or bylaws may be required by state or federal regulation. In general, our investment adviser will cast our votes in accordance with the management on such proposals. However, our investment adviser will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

              Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, our investment adviser will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

              Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, our investment adviser will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

              Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, our investment adviser will generally favor proposals that promote transparency and accountability within a portfolio company.

              Anti-Takeover Measures:    Our investment adviser will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the measure's likely effect on stockholder value dilution.

              Stock Splits:    Our investment adviser will generally vote with management on stock split matters.

              Limited Liability of Directors:    Our investment adviser will generally vote with management on matters that could adversely affect the limited liability of directors.

              Social and Corporate Responsibility:    Our investment adviser will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. Our investment adviser may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

              Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities during the twelve-month period ended December 31, 2018 free of charge by making a written request for proxy voting information to our Investor Relations Department at Ares Capital Corporation, 245 Park Avenue, 44th Floor, New York, New York 10167, by calling us at (888) 818-5298 or on the SEC's website at www.sec.gov.

PRIVACY PRINCIPLES

              We endeavor to maintain the privacy of our recordholders and to safeguard their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

              Generally, we will not receive any non-public personal information about recordholders of our common stock, although certain of our recordholders' non-public information may become available to us. The non-public personal information that we may receive falls into the following categories:

  •
  information we receive from recordholders, whether we receive it orally, in writing or electronically. This includes recordholders' communications to us concerning their investment;

  •
  information about recordholders' transactions and history with us; and

  •
  other general information that we may obtain about recordholders, such as demographic and contact information such as address.

              We disclose non-public personal information about recordholders:

  •
  to our affiliates (such as our investment adviser and administrator) and their employees for everyday business purposes;

  •
  to our service providers (such as our accountants, attorneys, custodians, transfer agent, underwriters and proxy solicitors) and their employees as is necessary to service recordholder accounts or otherwise provide the applicable service;

  •
  to comply with court orders, subpoenas, lawful discovery requests, or other legal or regulatory requirements; or

  •
  as allowed or required by applicable law or regulation.

              When we share non-public recordholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our recordholders' privacy. The Company does not permit use of recordholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

              The Company's service providers, such as its adviser, administrator, and transfer agent, are required to maintain physical, electronic, and procedural safeguards to protect recordholder non-public personal information; to prevent unauthorized access or use; and to dispose of such information when it is no longer required.

              Personnel of affiliates may access recordholder information only for business purposes. The degree of access is based on the sensitivity of the information and on personnel need for the information to service a recordholder's account or comply with legal requirements.

              If a recordholder ceases to be a recordholder, we will adhere to the privacy policies and practices as described above. We may choose to modify our privacy policies at any time. Before we do so, we will notify recordholders and provide a description of our privacy policy.

              In the event of a corporate change in control resulting from, for example, a sale to, or merger with, another entity, or in the event of a sale of assets, we reserve the right to transfer non-public personal information of holders of our securities to the new party in control or the party acquiring assets.

OTHER

              We have designated a chief compliance officer and established a compliance program pursuant to the requirements of the Investment Company Act. We are periodically examined by the SEC for compliance with the Investment Company Act.

              We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

              The Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") imposes a wide variety of regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

              In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

              Our securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. Computershare acts as the transfer agent, dividend paying agent and registrar for our common stock. The principal business address of Computershare is 250 Royall Street, Canton, MA 02021.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

              Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.

              Subject to policies established by our board of directors, our investment adviser, Ares Capital Management, is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm's risk and skill in positioning blocks of securities.

              While our investment adviser generally seeks reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to our investment adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if our investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

              We also pay brokerage commissions incurred in connection with open-market purchases pursuant to our dividend reinvestment plan.

              The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $0.1 million.

 PLAN OF DISTRIBUTION

              We may offer, from time to time, in one or more offerings or series, up to $3,000,000,000 of our common stock, preferred stock, debt securities, subscription rights to purchase shares of our common stock or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, or units comprised of any combination of the foregoing, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers, including existing stockholders in a rights offering, through agents or through a combination of any such methods of sale. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. Any underwriter or agent involved in the offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents' or underwriters' compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

              The distribution of the securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions or discounts, must equal or exceed the net asset value per share of our common stock at the time of the offering except (a) in connection with a rights offering to our existing stockholders, (b) with the consent of the majority of our common stockholders or (c) under such circumstances as the SEC may permit. The price at which securities may be distributed may represent a discount from prevailing market prices.

              In connection with the sale of the securities, underwriters or agents may receive compensation from us or from purchasers of the securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Underwriters may sell the securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of the securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement. The maximum aggregate commission or discount to be received by any member of FINRA or independent broker-dealer will not be greater than 8% of the gross proceeds of the sale of securities offered pursuant to this prospectus and any applicable prospectus supplement. We may also reimburse the underwriter or agent for certain fees and legal expenses incurred by it.

              Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

              Any underwriters that are qualified market makers on the NASDAQ Global Market may engage in passive market making transactions in our common stock on the NASDAQ Global Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker's bid, however, the passive market maker's bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

              We may sell securities directly or through agents we designate from time to time. We will name any agent involved in the offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

              Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on The NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

              Under agreements that we may enter, underwriters, dealers and agents who participate in the distribution of shares of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act, or contribution with respect to payments that the agents or underwriters may make with respect to these liabilities. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

              If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

              We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement.

              In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

 LEGAL MATTERS

              The legality of the securities offered hereby will be passed upon for the Company by Kirkland & Ellis LLP, Los Angeles, California and New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the underwriters, if any, by the counsel named in the prospectus supplement.

 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

              KPMG LLP, located at 550 South Hope Street, Suite 1500, Los Angeles, California 90071, is the independent registered public accounting firm of the Company.

              The audited financial statements and the senior securities table of the Company included in this prospectus have been so included in reliance on the reports of KPMG LLP, an independent registered public accounting firm whose reports thereon are included elsewhere in this prospectus, given on the authority of said firm as experts in auditing and accounting.

 AVAILABLE INFORMATION

              We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

              We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us collect at (310) 201-4200 or on our website at www.arescapitalcorp.com. Information contained on our website is not incorporated into this prospectus and you should not consider such information to be part of this document. You also may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the SEC's Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

 INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

              This prospectus is part of a registration statement that we have filed with the SEC. Pursuant to the SBCAA, we are allowed to "incorporate by reference" the information that we file with the SEC, which means that we can disclose important information to you by referring you to such information incorporated by reference. The information incorporated by reference is considered to comprise a part of this prospectus from the date we file any such document. Any reports filed by us with the SEC subsequent to the date of this prospectus and before the date that any offering of any securities by means of this prospectus and any accompanying prospectus supplement is terminated will automatically update and, where applicable, supersede any information contained in this prospectus or incorporated by reference in this prospectus.

              We incorporate by reference into this prospectus our filings listed below and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus and any accompanying prospectus supplement have been sold or we otherwise terminate the offering of those securities; provided, however, that information "furnished" under Item 2.02 or Item 7.01 of Form 8-K or other information "furnished" to the SEC which is not deemed filed is not incorporated by reference in this prospectus and any accompanying prospectus supplement. Information that we file with the SEC subsequent to the date of this prospectus will automatically update and may supersede information in this prospectus, any accompanying prospectus supplement and other information previously filed with the SEC.

              The prospectus incorporates by reference the documents set forth below that have been previously filed with the SEC:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on February 12, 2019, including the information specifically incorporated by reference into the Form 10-K from our Definitive Proxy Statement on Schedule 14A, filed with the SEC on April 10, 2019;

  •
  our Quarterly Report on Form 10-Q for the three months ended March 31, 2019, filed with the SEC on April 30, 2019; and

  •
  our Current Reports on Form 8-K filed with the SEC on April 2, 2019, March 20, 2019 and March 8, 2019.

              See "Available Information" for information on how to obtain a copy of these filings.

Report of Independent Registered Public Accounting Firm

To the stockholders and board of directors
Ares Capital Corporation:

Opinion on the Consolidated Financial Statements

        We have audited the accompanying consolidated balance sheets of Ares Capital Corporation and subsidiaries (the "Company"), including the consolidated schedules of investments, as of December 31, 2018 and 2017, the related consolidated statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 2018, and the related notes (collectively, the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2018 and 2017, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 2018, in conformity with U.S. generally accepted accounting principles.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), the Company's internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission, and our report dated February 12, 2019 expressed an unqualified opinion on the effectiveness of the Company's internal control over financial reporting.

Basis for Opinion

        These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Such procedures also included confirmation of investments owned as of December 31, 2018 by correspondence with custodians, portfolio companies or agents. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Company's auditor since 2004.

Los Angeles, California
February 12, 2019

 Report of Independent Registered Public Accounting Firm

The stockholders and board of directors
Ares Capital Corporation:

Opinion on Internal Control Over Financial Reporting

        We have audited Ares Capital Corporation and subsidiaries' (the "Company") internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2018, based on criteria established in Internal Control—Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission.

        We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), the consolidated balance sheets of the Company, including the consolidated schedules of investments, as of December 31, 2018 and 2017, and the related consolidated statements of operations, stockholders' equity, and cash flows, for each of the years in the three-year period ended December 31, 2018, and the related notes (collectively, the "consolidated financial statements"), and our report dated February 12, 2019, expressed an unqualified opinion on those consolidated financial statements.

Basis for Opinion

        The Company's management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management's Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company's internal control over financial reporting based on our audit. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

        We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

Definition and Limitations of Internal Control Over Financial Reporting

        A company's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company's internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company's assets that could have a material effect on the financial statements.

        Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Los Angeles, California
February 12, 2019

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in millions, except per share data)

	As of December 31,
	2018	2017
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$10,478	$10,010
Non-controlled affiliate company investments	292	216
Controlled affiliate company investments	1,647	1,615

Total investments at fair value (amortized cost of $12,754 and $11,905, respectively)	12,417	11,841
Cash and cash equivalents	296	316
Interest receivable	91	93
Receivable for open trades	12	1
Other assets	79	96

Total assets	$12,895	$12,347

LIABILITIES
Debt	$5,214	$4,854
Base management fees payable	45	44
Income based fees payable	36	27
Capital gains incentive fees payable	112	79
Accounts payable and other liabilities	99	181
Interest and facility fees payable	64	64
Payable for open trades	25	—

Total liabilities	5,595	5,249
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 600 common shares authorized; 426 and 426 common shares issued and outstanding, respectively	—	—
Capital in excess of par value	7,173	7,192
Accumulated undistributed (overdistributed) earnings	127	(94)

Total stockholders' equity	7,300	7,098

Total liabilities and stockholders' equity	$12,895	$12,347

NET ASSETS PER SHARE	$17.12	$16.65

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share data)

	For the Years Ended December 31,
	2018	2017	2016
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments (excluding payment-in-kind ("PIK") interest)	$834	$711	$515
PIK interest income from investments	42	42	34
Capital structuring service fees	130	95	90
Dividend income	35	26	35
Other income	38	19	14

Total investment income from non-controlled/non-affiliate company investments	1,079	893	688
From non-controlled affiliate company investments:
Interest income from investments (excluding PIK interest)	16	13	12
PIK interest income from investments	4	4	4
Capital structuring service fees	—	—	1
Dividend income	4	1	—

Total investment income from non-controlled affiliate company investments	24	18	17
From controlled affiliate company investments:
Interest income from investments (excluding PIK interest)	123	162	238
PIK interest income from investments	22	19	3
Capital structuring service fees	13	10	8
Dividend income	58	49	40
Other income	18	9	18

Total investment income from controlled affiliate company investments	234	249	307

Total investment income	1,337	1,160	1,012

EXPENSES:
Interest and credit facility fees	240	225	186
Base management fees	180	171	137
Income based fees	169	134	123
Capital gains incentive fees	33	41	(5)
Administrative fees	13	12	14
Professional fees and other costs related to the American Capital Acquisition	3	45	15
Other general and administrative	26	32	27

Total expenses	664	660	497
Waiver of income based fees	(40)	(30)	—

Total expenses, net of waiver of income based fees	624	630	497

NET INVESTMENT INCOME BEFORE INCOME TAXES	713	530	515
Income tax expense, including excise tax	19	19	21

NET INVESTMENT INCOME	694	511	494
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	90	(56)	66
Non-controlled affiliate company investments	—	—	14
Controlled affiliate company investments	316	100	30
Foreign currency and other transactions	13	(20)	—

Net realized gains	419	24	110
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(85)	(42)	(179)
Non-controlled affiliate company investments	4	(2)	14
Controlled affiliate company investments	(190)	187	40
Foreign currency and other transactions	16	(7)	(5)

Net unrealized gains (losses)	(255)	136	(130)

Net realized and unrealized gains (losses) on investments, foreign currency and other transactions	164	160	(20)
REALIZED LOSSES ON EXTINGUISHMENT OF DEBT	—	(4)	—

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$858	$667	$474

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$2.01	$1.57	$1.51

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	426	425	314

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2018
(dollar amounts in millions)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($19.1 par due 1/2022)		1/5/2016	$19.1	$11.8	(2)(14)
		First lien senior secured loan ($5.1 par due 1/2022)		1/5/2016	5.1	3.1	(4)(14)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	—	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					28.2	14.9

Acessa Health Inc. (fka HALT Medical, Inc.)	Medical supply provider	Common stock (569,823 shares)		6/22/2017	0.1	—

ADCS Billings Intermediate Holdings, LLC(19)	Dermatology practice	First lien senior secured revolving loan ($1.3 par due 5/2022)	10.25% (Base Rate + 4.75%/Q)	5/18/2016	1.3	1.2	(2)(15)

ADG, LLC and RC IV GEDC Investor LLC(19)	Dental services provider	First lien senior secured revolving loan ($3.1 par due 9/2022)	7.27% (Libor + 4.75%/M)	9/28/2016	3.1	3.0	(2)(15)
		First lien senior secured revolving loan ($8.1 par due 9/2022)	9.25% (Base Rate + 3.75%/M)	9/28/2016	8.1	7.8	(2)(15)
		Second lien senior secured loan ($87.5 par due 3/2024)	11.88% (Libor + 9.00%/Q)	9/28/2016	87.5	77.0	(2)(15)
		Membership units (3,000,000 units)		9/28/2016	3.0	1.0	(2)

					101.7	88.8

Air Medical Group Holdings, Inc. and Air Medical Buyer Corp.	Emergency air medical services provider	Senior subordinated loan ($182.7 par due 3/2026)	10.38% (Libor + 7.88%/M)	3/14/2018	182.7	182.7	(2)(15)
		Warrant to purchase up to 115,733 units of common stock (expires 3/2028)		3/14/2018	0.9	1.6	(2)

					183.6	184.3

Alcami Corporation and ACM Holdings I, LLC(19)	Outsourced drug development services provider	First lien senior secured revolving loan ($1.8 par due 7/2023)	6.26% (Libor + 3.75%/M)	7/12/2018	1.8	1.8	(2)(15)
		First lien senior secured revolving loan ($1.7 par due 7/2023)	6.21% (Libor + 3.75%/M)	7/12/2018	1.7	1.7	(2)(15)
		First lien senior secured loan ($30.1 par due 7/2025)	6.71% (Libor + 4.25%/M)	7/12/2018	30.0	29.8	(3)(15)
		Second lien senior secured loan ($77.5 par due 7/2026)	10.51% (Libor + 8.00%/M)	7/12/2018	76.8	76.0	(2)(15)
		Common units (3,269,900 units)		7/12/2018	32.7	26.1	(2)

					143.0	135.4

Alteon Health, LLC	Provider of physician management services	First lien senior secured loan ($3.0 par due 9/2022)	9.02% (Libor + 6.50%/M)	5/15/2017	3.0	2.5	(2)(15)

American Academy Holdings, LLC(19)	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($0.9 par due 12/2022)	9.05% (Libor + 6.25%/Q)	12/15/2017	0.9	0.9	(2)(15)
		First lien senior secured loan ($85.8 par due 12/2022)	9.05% (Libor + 6.25%/Q)	12/15/2017	85.8	85.8	(2)(15)
		First lien senior secured loan ($92.4 par due 12/2022)	9.05% (Libor + 6.25%/Q)	12/15/2017	92.4	92.4	(3)(15)
		Senior subordinated loan ($79.9 par due 6/2023)	16.33% (Libor + 8.00% Cash, 6.00% PIK/Q)	12/15/2017	79.9	79.9	(2)(15)

					259.0	259.0

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Bambino CI Inc.(19)	Manufacturer and provider of single-use obstetrics products	First lien senior secured revolving loan ($0.3 par due 12/2023)	7.93% (Libor + 5.50%/M)	10/17/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($2.5 par due 12/2024)	8.02% (Libor + 5.50%/M)	10/17/2017	2.5	2.5	(2)(15)
		First lien senior secured loan ($30.9 par due 12/2024)	8.02% (Libor + 5.50%/M)	10/17/2017	30.9	30.9	(3)(15)

					33.7	33.7

Care Hospice, Inc(19)	Provider of hospice services	First lien senior secured revolving loan ($0.3 par due 4/2022)	7.22% (Libor + 4.75%/M)	2/8/2018	0.3	0.3	(2)(15)(18)

CCS-CMGC Holdings, Inc.(19)	Correctional facility healthcare operator	First lien senior secured revolving loan ($1.9 par due 10/2023)	8.02% (Libor + 5.50%/M)	10/1/2018	1.9	1.8	(2)(15)(18)
		First lien senior secured loan ($35.0 par due 10/2025)	8.02% (Libor + 5.50%/M)	9/25/2018	34.7	34.8	(3)(15)

					36.6	36.6

Center for Autism and Related Disorders, LLC(19)	Autism treatment and services provider specializing in applied behavior analysis therapy	First lien senior secured revolving loan	—	11/21/2018	—	—	(17)

Comprehensive EyeCare Partners, LLC(19)	Vision care practice management company	First lien senior secured revolving loan ($0.2 par due 2/2024)	9.00% (Base Rate + 3.50%/Q)	2/14/2018	0.2	0.2	(2)(15)
		First lien senior secured loan ($2.4 par due 2/2024)	7.30% (Libor + 4.50%/Q)	2/14/2018	2.4	2.4	(2)(15)
		First lien senior secured loan ($5.4 par due 2/2024)	7.30% (Libor + 4.50%/Q)	2/14/2018	5.4	5.4	(2)(15)

					8.0	8.0

CSHM LLC(7)	Dental services provider	Class A membership units (1,979 units)		1/3/2017	—	—

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(19)	Dental services provider	First lien senior secured revolving loan ($3.3 par due 12/2022)	10.75% (Base Rate + 5.25%/Q)	12/21/2016	3.3	3.3	(2)(15)
		Class A preferred units (1,000,000 units)		12/21/2016	1.0	1.3	(2)

					4.3	4.6

Datix Bidco Limited(8)	Global healthcare software company that provides software solutions for patient safety and risk management	First lien senior secured loan ($5.8 par due 4/2025)	7.28% (Libor + 4.50%/S)	4/27/2018	5.7	5.8	(2)(15)

DCA Investment Holding, LLC(19)	Multi-branded dental practice management	First lien senior secured revolving loan ($0.4 par due 7/2021)	9.75% (Base Rate + 4.25%/Q)	7/2/2015	0.4	0.4	(2)(15)(18)
		First lien senior secured loan ($18.5 par due 7/2021)	8.05% (Libor + 5.25%/Q)	7/2/2015	18.5	18.5	(4)(15)

					18.9	18.9

Emerus Holdings, Inc.(19)	Freestanding 24-hour emergency care micro-hospitals operator	First lien senior secured revolving loan ($3.0 par due 9/2020)	7.31% (Libor + 4.50%/Q)	3/14/2017	3.0	2.9	(2)(15)
		First lien senior secured loan ($3.2 par due 9/2021)	7.31% (Libor + 4.50%/Q)	3/14/2017	2.9	3.1	(2)(15)

					5.9	6.0

GHX Ultimate Parent Corporation, Commerce Parent, Inc. and Commerce Topco, LLC	On-demand supply chain automation solutions provider to the healthcare industry	Second lien senior secured loan ($34.5 par due 6/2025)	10.81% (Libor + 8.00%/Q)	6/30/2017	34.2	34.5	(2)(15)
		Series A preferred stock (110,425 shares)	13.55% PIK (Libor + 10.75%/Q)	6/30/2017	133.5	133.5	(2)(15)
		Class A units (14,013,303 units)		6/30/2017	14.0	16.9	(2)

					181.7	184.9

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	Limited partnership interest (99.90% interest)		12/19/2014	1.0	3.0	(2)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hygiena Borrower LLC(19)	Adenosine triphosphate testing technology provider	First lien senior secured revolving loan	—	8/26/2016	—	—	(17)
		First lien senior secured loan ($9.5 par due 8/2022)	6.80% (Libor + 4.00%/Q)	6/29/2018	9.5	9.4	(2)(15)
		Second lien senior secured loan ($11.1 par due 8/2023)	10.55% (Libor + 7.75%/Q)	6/29/2018	11.1	11.0	(2)(15)
		Second lien senior secured loan ($0.6 par due 8/2023)	10.55% (Libor + 7.75%/Q)	6/29/2018	0.6	0.6	(2)(15)
		Second lien senior secured loan ($10.0 par due 8/2023)	10.55% (Libor + 7.75%/Q)	8/26/2016	10.0	9.9	(2)(15)
		Second lien senior secured loan ($10.7 par due 8/2023)	10.55% (Libor + 7.75%/Q)	2/27/2017	10.7	10.6	(2)(15)

					41.9	41.5

JDC Healthcare Management, LLC(19)	Dental services provider	First lien senior secured revolving loan ($0.8 par due 4/2022)	12.25% (Base Rate + 6.75%/Q)	4/10/2017	0.8	0.8	(2)(15)
		First lien senior secured loan ($4.1 par due 4/2023)	10.01% (Libor + 7.75%/A)	4/10/2017	4.1	4.1	(2)(15)
		First lien senior secured loan ($9.9 par due 4/2023)	10.27% (Libor + 7.75%/M)	4/10/2017	9.9	9.7	(2)(15)
		First lien senior secured loan ($19.7 par due 4/2023)	10.27% (Libor + 7.75%/M)	4/10/2017	19.7	19.3	(4)(15)

					34.5	33.9

KBHS Acquisition, LLC (d/b/a Alita Care, LLC)(19)	Provider of behavioral health services	First lien senior secured revolving loan ($0.2 par due 3/2022)	7.38% (Libor + 5.00%/M)	3/17/2017	0.2	0.2	(2)(15)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	7.42% (Libor + 5.00%/M)	3/17/2017	0.3	0.3	(2)(15)
		First lien senior secured revolving loan ($0.8 par due 3/2022)	7.46% (Libor + 5.00%/M)	3/17/2017	0.8	0.8	(2)(15)
		First lien senior secured revolving loan ($0.6 par due 3/2022)	7.47% (Libor + 5.00%/M)	3/17/2017	0.6	0.6	(2)(15)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	7.50% (Libor + 5.00%/M)	3/17/2017	0.3	0.3	(2)(15)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	7.43% (Libor + 5.00%/M)	3/17/2017	0.3	0.3	(2)(15)
		First lien senior secured revolving loan ($2.1 par due 3/2022)	7.52% (Libor + 5.00%/M)	3/17/2017	2.1	2.0	(2)(15)

					4.6	4.5

Key Surgical LLC(19)	Provider of sterile processing, operating room and instrument care supplies for hospitals	First lien senior secured loan ($17.0 par due 6/2023)	5.75% (EURIBOR + 4.75%/Q)	6/1/2017	16.6	17.0	(2)(15)
		First lien senior secured loan ($9.3 par due 6/2023)	7.28% (Libor + 4.75%/Q)	10/31/2018	9.3	9.3	(2)(15)

					25.9	26.3

MB2 Dental Solutions, LLC(19)	Dental services provider	First lien senior secured revolving loan ($2.7 par due 9/2023)	9.25% (Base Rate + 3.75%/Q)	9/29/2017	2.7	2.7	(2)(15)
		First lien senior secured loan ($5.8 par due 9/2023)	7.57% (Libor + 4.75%/Q)	9/29/2017	5.8	5.8	(2)(15)

					8.5	8.5

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MCH Holdings, Inc. and MC Acquisition Holdings I, LLC	Healthcare professional provider	First lien senior secured loan ($25.7 par due 1/2020)	7.96% (Libor + 5.50%/M)	7/26/2017	25.7	25.7	(2)(15)
		First lien senior secured loan ($26.2 par due 1/2020)	8.02% (Libor + 5.50%/M)	7/26/2017	26.2	26.2	(2)(15)
		First lien senior secured loan ($39.6 par due 1/2020)	7.96% (Libor + 5.50%/M)	7/26/2017	39.6	39.6	(3)(15)
		First lien senior secured loan ($40.5 par due 1/2020)	8.02% (Libor + 5.50%/M)	7/26/2017	40.5	40.5	(3)(15)
		First lien senior secured loan ($9.0 par due 1/2020)	7.96% (Libor + 5.50%/M)	7/26/2017	9.0	9.0	(4)(15)
		First lien senior secured loan ($9.2 par due 1/2020)	8.02% (Libor + 5.50%/M)	7/26/2017	9.2	9.2	(4)(15)
		Class A units (1,438,643 shares)		1/17/2014	1.5	1.2	(2)

					151.7	151.4

MW Dental Holding Corp.(19)	Dental services provider	First lien senior secured revolving loan ($7.0 par due 4/2021)	9.27% (Libor + 6.75%/Q)	4/12/2011	7.0	7.0	(2)(15)
		First lien senior secured loan ($16.9 par due 4/2021)	9.27% (Libor + 6.75%/Q)	3/19/2018	16.9	16.9	(2)(15)
		First lien senior secured loan ($104.5 par due 4/2021)	9.27% (Libor + 6.75%/Q)	4/12/2011	104.5	104.5	(3)(15)
		First lien senior secured loan ($19.1 par due 4/2021)	9.27% (Libor + 6.75%/Q)	4/12/2011	19.1	19.1	(4)(15)

					147.5	147.5

My Health Direct, Inc.	Healthcare scheduling exchange software solution provider	Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

New Trident Holdcorp, Inc. and Trident Holding Company, LLC	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($24.9 par due 7/2022)		8/1/2013	19.4	5.0	(2)(14)
		Second lien senior secured loan ($78.4 par due 7/2020)		8/1/2013	67.8	—	(2)(14)
		Senior subordinated loan ($9.1 par due 7/2020)		11/29/2017	8.8	—	(2)(14)

					96.0	5.0

NMC Skincare Intermediate Holdings II, LLC(19)	Developer, manufacturer and marketer of skincare products	First lien senior secured loan ($24.9 par due 10/2024)	7.27% (Libor + 4.75%/M)	10/31/2018	24.9	24.6	(3)(15)

NMN Holdings III Corp. and NMN Holdings LP(19)	Provider of complex rehab technology solutions for patients with mobility loss	Partnership units (30,000 units)		11/13/2018	3.0	2.9	(2)

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	12.59% (Libor + 10.00%/Q)	4/19/2016	72.8	71.3	(2)(15)
		Class A units (25,277 units)		4/19/2016	2.5	1.2	(2)

					75.3	72.5

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($3.1 par due 8/2016)		11/12/2015	2.1	—	(2)(14)
		First lien senior secured loan ($14.7 par due 8/2016)		4/25/2014	9.7	—	(2)(14)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		5/1/2016	—	—	(2)

					11.8	—

NSM Sub Holdings Corp.(19)	Provider of customized mobility, rehab and adaptive seating systems	First lien senior secured loan ($0.2 par due 10/2022)	6.66% (Libor + 4.25%/Q)	6/1/2018	0.2	0.2	(2)(15)
		First lien senior secured loan ($0.4 par due 10/2022)	6.73% (Libor + 4.25%/Q)	6/1/2018	0.4	0.4	(2)(15)
		First lien senior secured loan ($4.9 par due 10/2022)	7.05% (Libor + 4.25%/Q)	6/1/2018	4.9	4.9	(2)(15)

					5.5	5.5

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	12.27% (Libor + 9.75%/M)	4/20/2016	9.8	9.8	(2)(15)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
NueHealth Performance, LLC(19)	Developer, builder and manager of specialty surgical hospitals and ambulatory surgery centers	First lien senior secured loan ($1.5 par due 9/2023)	9.02% (Libor + 6.50%/M)	9/27/2018	1.5	1.5	(2)(15)
		First lien senior secured loan ($10.0 par due 9/2023)	9.02% (Libor + 6.50%/M)	9/27/2018	10.0	10.0	(2)(15)

					11.5	11.5

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.8	(2)

Pathway Vet Alliance LLC(19)	Operator of freestanding veterinary hospitals	First lien senior secured loan ($264.5 par due 12/2024)	6.98% (Libor + 4.50%/M)	12/21/2018	261.8	261.8	(2)(15)
		Second lien senior secured loan ($175.1 par due 12/2025)	10.98% (Libor + 8.50%/Q)	12/21/2018	175.1	173.4	(2)(15)
		Preferred subscription units (1,507,384 units)		12/21/2018	4.9	4.9

					441.8	440.1

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	11.03% (Libor + 8.50%/Q)	9/2/2015	76.7	67.9	(2)(15)

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	11.46% (Libor + 8.75%/Q)	12/18/2015	46.9	47.2	(2)(15)

Practice Insight, LLC(19)	Revenue cycle management provider to the emergency healthcare industry	First lien senior secured loan ($12.4 par due 8/2022)	7.52% (Libor + 5.00%/M)	8/23/2017	12.4	12.4	(4)(15)

Premise Health Holding Corp. and OMERS Bluejay Investment Holdings LP(19)	Provider of employer-sponsored onsite health and wellness clinics and pharmacies	First lien senior secured revolving loan ($6.0 par due 7/2023)	6.09% (Libor + 3.50%/S)	7/10/2018	6.0	5.9	(2)(15)
		First lien senior secured loan ($0.8 par due 7/2025)	6.55% (Libor + 3.75%/Q)	7/10/2018	0.8	0.8	(2)(15)
		First lien senior secured loan ($20.0 par due 7/2025)	6.55% (Libor + 3.75%/Q)	7/10/2018	19.9	19.8	(4)(15)
		Second lien senior secured loan ($67.1 par due 7/2026)	10.30% (Libor + 7.50%/Q)	7/10/2018	66.5	66.1	(2)(15)
		Class A units (9,775 units)		7/10/2018	9.8	9.8	(2)

					103.0	102.4

ProVation Medical, Inc.	Provider of documentation and coding software for GI physicians	First lien senior secured loan ($13.0 par due 3/2024)	9.42% (Libor + 7.00%/Q)	3/9/2018	12.8	13.0	(2)(15)

RecoveryDirect Acquisition, L.L.C.(19)	Outpatient physical therapy provider	First lien senior secured loan ($6.9 par due 1/2024)	6.77% (Libor + 4.25%/M)	1/3/2018	6.9	6.9	(2)(15)
		First lien senior secured loan ($14.8 par due 1/2024)	6.77% (Libor + 4.25%/M)	1/3/2018	14.8	14.8	(2)(15)
		First lien senior secured loan ($19.8 par due 1/2024)	6.77% (Libor + 4.25%/M)	1/3/2018	19.8	19.8	(4)(15)

					41.5	41.5

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Salter Labs(19)	Developer, manufacturer and supplier of consumable products for medical device customers	First lien senior secured revolving loan ($0.6 par due 3/2020)	6.76% (Libor + 4.25%/Q)	2/8/2018	0.6	0.6	(2)(15)(18)
		First lien senior secured revolving loan ($0.4 par due 3/2020)	7.05% (Libor + 4.25%/Q)	2/8/2018	0.4	0.4	(2)(15)(18)

					1.0	1.0

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SCSG EA Acquisition Company, Inc.(19)	Provider of outsourced clinical services to hospitals and health systems	First lien senior secured revolving loan	—	9/1/2017	—	—	(17)

SiroMed Physician Services, Inc. and SiroMed Equity Holdings, LLC(19)	Outsourced anesthesia provider	First lien senior secured loan ($17.4 par due 3/2024)	7.55% (Libor + 4.75%/Q)	3/26/2018	17.4	17.1	(3)(15)
		Common units (171,784 units)		3/26/2018	4.6	3.2	(2)

					22.0	20.3

SM Wellness Holdings, Inc. and SM Holdco, Inc.(19)	Breast cancer screening provider	First lien senior secured loan ($0.7 par due 8/2024)	8.02% (Libor + 5.50%/M)	8/1/2018	0.7	0.7	(2)(15)
		First lien senior secured loan ($7.1 par due 8/2024)	8.02% (Libor + 5.50%/M)	8/1/2018	7.1	7.1	(2)(15)
		Series A preferred stock (44,975 shares)	13.05% (Libor + 10.25%/Q)	8/1/2018	47.4	47.4	(2)(15)
		Series A units (7,475 units)		8/1/2018	7.5	0.1	(2)
		Series B units (747,500 units)		8/1/2018	—	7.4	(2)

					62.7	62.7

Synergy HomeCare Franchising, LLC and NP/Synergy Holdings, LLC(19)	Franchisor of private-pay home care for the elderly	First lien senior secured loan ($16.0 par due 4/2024)	8.55% (Libor + 5.75%/Q)	4/2/2018	16.0	16.0	(2)(15)
		Common units (550 units)		4/2/2018	0.6	0.7

					16.6	16.7

Teligent, Inc.(19)	Pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products	Second lien senior secured loan ($18.3 par due 6/2024)	13.25% (Base Rate + 7.75%/Q)	12/13/2018	18.3	18.1	(2)(15)
		Second lien senior secured loan ($45.5 par due 6/2024)	11.53% (Libor + 8.75%/Q)	12/13/2018	45.5	45.0	(2)(15)

					63.8	63.1

TerSera Therapeutics LLC	Acquirer and developer of specialty therapeutic pharmaceutical products	First lien senior secured loan ($2.2 par due 3/2024)	8.06% (Libor + 5.25%/Q)	7/12/2018	2.2	2.2	(2)(15)
		First lien senior secured loan ($2.2 par due 3/2024)	8.05% (Libor + 5.25%/Q)	7/12/2018	2.2	2.2	(2)(15)
		First lien senior secured loan ($2.1 par due 3/2023)	8.05% (Libor + 5.25%/Q)	9/27/2018	2.1	2.1	(2)(15)
		First lien senior secured loan ($5.2 par due 3/2023)	8.05% (Libor + 5.25%/Q)	5/3/2017	5.2	5.2	(4)(15)

					11.7	11.7

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($71.8 par due 6/2025)	9.77% (Libor + 7.25%/M)	6/16/2017	70.9	70.4	(2)(15)

United Digestive MSO Parent, LLC(19)	Gastroenterology physician group	First lien senior secured loan ($12.6 par due 12/2024)	7.02% (Libor + 4.50%/M)	12/14/2018	12.6	12.5	(2)(15)

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(19)	Operator of urgent care clinics	Preferred units (7,696,613 units)		6/11/2015	7.7	5.4
		Series A common units (2,000,000 units)		6/11/2015	2.0	—
		Series C common units (5,288,427 units)		6/11/2015	—	—

					9.7	5.4

Urology Management Associates, LLC and JWC/UMA Holdings, L.P.	Urology private practice	First lien senior secured loan ($9.8 par due 8/2024)	7.52% (Libor + 5.00%/M)	8/31/2018	9.7	9.8	(2)(15)
		Limited partnership interests (3.64% interest)		8/31/2018	4.8	4.8	(2)

					14.5	14.6

Verscend Holding Corp.(19)	Healthcare analytics solutions provider	First lien senior secured loan ($99.8 par due 8/2025)	7.02% (Libor + 4.50%/M)	8/27/2018	99.0	97.8	(2)(15)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Preferred shares (40,662 shares)		12/21/2015	0.3	0.6	(8)

West Dermatology, LLC(19)	Dermatology practice platform	First lien senior secured revolving loan ($0.7 par due 4/2022)	7.93% (Libor + 5.50%/Q)	2/8/2018	0.7	0.7	(2)(15)
		First lien senior secured revolving loan ($0.6 par due 4/2022)	8.21% (Libor + 5.50%/Q)	2/8/2018	0.6	0.6	(2)(15)
		First lien senior secured revolving loan ($3.7 par due 4/2022)	8.31% (Libor + 5.50%/Q)	2/8/2018	3.7	3.7	(2)(15)
		First lien senior secured loan ($1.4 par due 4/2023)	7.90% (Libor + 5.50%/Q)	4/2/2018	1.4	1.4	(2)(15)
		First lien senior secured loan ($0.3 par due 4/2023)	7.91% (Libor + 5.50%/Q)	4/2/2018	0.3	0.3	(2)(15)
		First lien senior secured loan ($0.9 par due 4/2023)	7.94% (Libor + 5.50%/Q)	4/2/2018	0.9	0.9	(2)(15)
		First lien senior secured loan ($0.1 par due 4/2023)	8.11% (Libor + 5.50%/Q)	4/2/2018	0.1	0.1	(2)(15)
		First lien senior secured loan ($1.3 par due 4/2023)	8.21% (Libor + 5.50%/Q)	4/2/2018	1.3	1.3	(2)(15)
		First lien senior secured loan ($0.8 par due 4/2023)	8.26% (Libor + 5.50%/Q)	4/2/2018	0.8	0.8	(2)(15)
		First lien senior secured loan ($4.1 par due 4/2023)	8.31% (Libor + 5.50%/Q)	4/2/2018	4.1	4.1	(2)(15)
		First lien senior secured loan ($1.3 par due 4/2023)	8.21% (Libor + 5.50%/Q)	9/5/2018	1.3	1.3	(2)(15)
		First lien senior secured loan ($7.7 par due 4/2023)	8.31% (Libor + 5.50%/Q)	4/2/2018	7.7	7.7	(2)(15)

					22.9	22.9

WIRB—Copernicus Group, Inc.(19)	Provider of regulatory, ethical, and safety review services for clinical research involving human subjects	First lien senior secured revolving loan	—	2/8/2018	—	—	(17)

WSHP FC Acquisition LLC(19)	Provider of biospecimen products	First lien senior secured revolving loan ($2.5 par due 3/2024)	9.30% (Libor + 6.50%/Q)	3/30/2018	2.5	2.5	(2)(15)
		First lien senior secured revolving loan ($0.8 par due 3/2024)	9.32% (Libor + 6.50%/Q)	3/30/2018	0.8	0.8	(2)(15)
		First lien senior secured loan ($6.0 par due 3/2024)	9.32% (Libor + 6.50%/Q)	3/30/2018	6.0	6.0	(2)(15)
		First lien senior secured loan ($28.5 par due 3/2024)	9.30% (Libor + 6.50%/Q)	3/30/2018	28.5	28.5	(3)(15)

					37.8	37.8

					2,850.0	2,696.1		36.95%

Business Services
Accommodations Plus Technologies LLC and Accommodations Plus Technologies Holdings LLC(19)	Provider of outsourced crew accommodations and logistics management solutions to the airline industry	First lien senior secured loan ($12.5 par due 5/2024)	7.62% (Libor + 5.00%/S)	5/11/2018	12.5	12.5	(2)(15)
		Class A common units (236,358 units)		5/11/2018	4.5	6.4

					17.0	18.9

Achilles Acquisition LLC(19)	Benefits broker and outsourced workflow automation platform provider for brokers	First lien senior secured loan ($16.7 par due 10/2025)	6.56% (Libor + 4.00%/M)	10/11/2018	16.7	16.7	(2)(15)
		First lien senior secured loan ($21.4 par due 10/2025)	6.56% (Libor + 4.00%/M)	10/11/2018	21.4	21.3	(2)(15)

					38.1	38.0

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Blue Campaigns Intermediate Holding Corp. and Elevate Parent, Inc. (dba EveryAction)(19)	Provider of fundraising and organizing efforts and digital services to non-profits and political campaigns	First lien senior secured loan ($27.5 par due 8/2023)	9.40% (Libor + 6.75%/Q)	8/20/2018	27.5	27.4	(2)(15)
		Series A preferred stock (150,000 shares)		9/26/2018	1.5	1.5

					29.0	28.9

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

Chesapeake Research Review, LLC and Schulman Associates Institutional Review Board, Inc.(19)	Provider of central institutional review boards over clinical trials	First lien senior secured loan ($15.8 par due 11/2023)	8.55% (Libor + 5.75%/Q)	11/7/2017	15.8	15.8	(2)(15)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon Incorporated(19)	Software solutions provider to the ready-mix concrete industry	First lien senior secured revolving loan ($2.9 par due 9/2022)	9.50% (Base Rate + 4.00%/M)	9/1/2017	2.9	2.9	(2)(15)(18)
		First lien senior secured loan ($20.4 par due 9/2023)	7.35% (Libor + 5.00%/M)	9/1/2017	20.4	20.2	(2)(15)
		Second lien senior secured loan ($33.8 par due 3/2024)	11.35% (Libor + 9.00%/M)	9/1/2017	33.8	33.1	(2)(15)

					57.1	56.2

Compusearch Software Systems, Inc.	Provider of enterprise software and services for organizations in the public sector	Second lien senior secured loan ($51.0 par due 11/2021)	11.36% (Libor + 8.75%/Q)	1/3/2017	51.0	51.0	(3)(15)

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.3	2.6	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.5	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.1	3.4

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.8 par due 4/2018)		12/19/2014	1.3	0.2	(2)(14)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.3	0.2

Doxim Inc.(8)(19)	Enterprise content management provider	First lien senior secured loan ($3.6 par due 2/2024)	8.79% (Libor + 6.00%/Q)	2/28/2018	3.6	3.6	(2)(12)(15)
		First lien senior secured loan ($10.2 par due 2/2024)	8.80% (Libor + 6.00%/Q)	2/28/2018	10.0	10.2	(2)(12)(15)

					13.6	13.8

DRB Holdings, LLC(19)	Provider of integrated technology solutions to car wash operators	First lien senior secured revolving loan ($3.3 par due 10/2023)	8.78% (Libor + 6.00%/Q)	10/6/2017	3.3	3.3	(2)(15)
		First lien senior secured loan ($23.7 par due 10/2023)	8.80% (Libor + 6.00%/Q)	10/6/2017	23.7	23.7	(3)(15)

					27.0	27.0

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DTI Holdco, Inc. and OPE DTI Holdings, Inc.(19)	Provider of legal process outsourcing and managed services	First lien senior secured revolving loan ($0.9 par due 9/2021)	6.93% (Libor + 4.50%/M)	9/23/2016	0.9	0.9	(2)(15)
		First lien senior secured revolving loan ($1.3 par due 9/2021)	6.97% (Libor + 4.50%/M)	9/23/2016	1.3	1.3	(2)(15)
		Class A common stock (7,500 shares)		8/19/2014	7.5	7.4	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					9.7	9.6

Emergency Communications Network, LLC(19)	Provider of mission critical emergency mass notification solutions	First lien senior secured loan ($25.1 par due 6/2023)	8.77% (Libor + 6.25%/M)	6/1/2017	25.0	24.4	(2)(15)
		First lien senior secured loan ($19.7 par due 6/2023)	8.77% (Libor + 6.25%/M)	6/1/2017	19.6	19.2	(4)(15)

					44.6	43.6

EN Engineering, L.L.C.(19)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	First lien senior secured loan ($0.3 par due 6/2021)	7.02% (Libor + 4.50%/M)	6/30/2015	0.3	0.3	(2)(15)
		First lien senior secured loan ($6.8 par due 6/2021)	7.02% (Libor + 4.50%/M)	6/30/2015	6.8	6.8	(2)(15)

					7.1	7.1

Entertainment Partners, LLC and Entertainment Partners Canada Inc.(19)	Provider of entertainment workforce and production management solutions	First lien senior secured loan ($1.4 par due 5/2022)	7.77% (CIBOR + 5.50%/M)	5/8/2017	1.4	1.4	(2)(8)(15)
		First lien senior secured loan ($2.6 par due 5/2022)	7.71% (Libor + 5.50%/M)	5/8/2017	2.6	2.6	(2)(8)(15)
		First lien senior secured loan ($2.6 par due 5/2022)	7.85% (Libor + 5.50%/M)	5/8/2017	2.6	2.6	(2)(8)(15)
		First lien senior secured loan ($0.3 par due 5/2023)	8.34% (Libor + 5.75%/Q)	5/8/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($26.4 par due 5/2023)	8.34% (Libor + 5.75%/Q)	5/8/2017	26.4	26.4	(3)(15)
		First lien senior secured loan ($0.3 par due 5/2023)	8.55% (Libor + 5.75%/Q)	5/8/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($22.0 par due 5/2023)	8.55% (Libor + 5.75%/Q)	5/8/2017	22.0	22.0	(3)(15)
		First lien senior secured loan ($0.3 par due 5/2023)	8.59% (Libor + 5.75%/Q)	5/8/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($26.4 par due 5/2023)	8.59% (Libor + 5.75%/Q)	5/8/2017	26.4	26.4	(3)(15)

					82.3	82.3

Episerver Inc. and Goldcup 17308 AB(8)(19)	Provider of web content management and digital commerce solutions	First lien senior secured loan ($27.7 par due 10/2024)	8.27% (Libor + 5.75%/M)	10/9/2018	27.7	27.4	(2)(15)

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Foundation Risk Partners, Corp.(19)	Full service independent insurance agency	First lien senior secured loan ($7.8 par due 11/2023)	7.10% (Libor + 4.75%/M)	11/10/2017	7.8	7.8	(2)(15)
		First lien senior secured loan ($1.0 par due 11/2023)	7.17% (Libor + 4.75%/Q)	8/9/2018	1.0	1.0	(2)(15)
		First lien senior secured loan ($3.4 par due 11/2023)	7.34% (Libor + 4.75%/Q)	8/9/2018	3.4	3.4	(2)(15)
		First lien senior secured loan ($5.2 par due 11/2023)	7.21% (Libor + 4.75%/Q)	8/9/2018	5.2	5.2	(2)(15)
		First lien senior secured loan ($22.3 par due 11/2023)	7.10% (Libor + 4.75%/M)	11/10/2017	22.3	22.3	(3)(15)
		Second lien senior secured loan ($3.0 par due 11/2024)	10.92% (Libor + 8.50%/Q)	8/9/2018	3.0	3.0	(2)(15)
		Second lien senior secured loan ($12.4 par due 11/2024)	11.09% (Libor + 8.50%/Q)	8/9/2018	12.4	12.4	(2)(15)
		Second lien senior secured loan ($19.1 par due 11/2024)	10.96% (Libor + 8.50%/Q)	8/9/2018	19.1	19.1	(2)(15)
		Second lien senior secured loan ($27.5 par due 11/2024)	10.85% (Libor + 8.50%/M)	11/10/2017	27.5	27.5	(2)(15)

					101.7	101.7

Genesis Acquisition Co. and Genesis Holding Co.(19)	Child care management software and services provider	First lien senior secured loan ($5.5 par due 7/2024)	6.52% (Libor + 4.00%/M)	7/31/2018	5.5	5.4	(2)(15)
		Second lien senior secured loan ($25.8 par due 7/2025)	10.02% (Libor + 7.50%/M)	7/31/2018	25.8	25.4	(2)(15)
		Class A common stock (8 shares)		7/31/2018	0.8	0.8	(2)

					32.1	31.6

GTCR-Ultra Holdings III, LLC and GTCR-Ultra Holdings LLC(19)	Provider of payment processing and merchant acquiring solutions	First lien senior secured loan ($6.5 par due 8/2024)	7.77% (Libor + 5.25%/M)	12/31/2018	6.5	6.5	(2)(15)
		Class A-2 units (911 units)		8/1/2017	0.9	1.3	(2)
		Class B units (2,878,372 units)		8/1/2017	—	—	(2)

					7.4	7.8

HAI Acquisition Corporation and Aloha Topco, LLC(19)	Professional employer organization offering human resources, compliance and risk management services	First lien senior secured loan ($66.2 par due 11/2024)	8.59% (Libor + 6.00%/Q)	11/1/2017	66.2	65.6	(3)(15)
		Class A units (16,980 units)		11/1/2017	1.7	1.8	(2)

					67.9	67.4

Help/Systems Holdings, Inc.(19)	Provider of IT operations management and cybersecurity software	First lien senior secured revolving loan ($1.0 par due 3/2023)	6.27% (Libor + 3.75%/M)	3/29/2018	1.0	1.0	(2)(15)

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Implementation Management Assistance, LLC(19)	Revenue cycle consulting firm to the healthcare industry	First lien senior secured revolving loan ($5.5 par due 12/2023)	9.00% (Base Rate + 3.50%/Q)	12/13/2017	5.5	5.5	(2)(15)
		First lien senior secured loan ($17.0 par due 12/2023)	7.30% (Libor + 4.50%/Q)	12/13/2017	17.0	16.8	(2)(15)

					22.5	22.3

Infinite Electronics, Inc.(19)	Manufacturer and distributor of radio frequency and microwave electronic components	First lien senior secured revolving loan	—	7/2/2018	—	—	(17)
		First lien senior secured loan ($10.3 par due 7/2025)	6.52% (Libor + 4.00%/M)	7/2/2018	10.3	10.2	(2)(15)

					10.3	10.2

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infogix, Inc. and Infogix Parent Corporation(19)	Enterprise data analytics and integrity software solutions provider	Series A preferred stock (2,475 shares)		1/3/2017	2.5	2.5
		Common stock (1,297,768 shares)		1/3/2017	—	—

					2.5	2.5

Inmar, Inc.	Technology-driven solutions provider for retailers, wholesalers and manufacturers	Second lien senior secured loan ($28.3 par due 5/2025)	10.52% (Libor + 8.00%/M)	4/25/2017	27.9	28.3	(2)(15)

InterVision Systems, LLC and InterVision Holdings, LLC	Provider of cloud based IT solutions, infrastructure and services	First lien senior secured loan ($16.4 par due 5/2022)	10.55% (Libor + 8.08%/M)	5/31/2017	16.4	15.9	(2)(15)
		First lien senior secured loan ($24.7 par due 5/2022)	10.24% (Libor + 7.72%/M)	5/31/2017	24.7	24.0	(2)(15)
		First lien senior secured loan ($10.0 par due 5/2022)	10.24% (Libor + 7.72%/M)	5/31/2017	10.0	9.7	(4)(15)
		Class A membership units (1,000 units)		5/31/2017	1.0	0.6

					52.1	50.2

iParadigms Holdings, LLC	Anti-plagiarism software provider to the education market	Second lien senior secured loan ($32.5 par due 7/2022)	10.05% (Libor + 7.25%/Q)	1/3/2017	32.0	32.5	(2)(15)

iPipeline, Inc., Internet Pipeline, Inc., iPipeline Limited and iPipeline Holdings, Inc.(19)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($11.2 par due 8/2022)	7.28% (Libor + 4.75%/M)	12/18/2017	11.8	11.2	(2)(8)(15)
		First lien senior secured loan ($7.4 par due 8/2022)	7.28% (Libor + 4.75%/M)	6/15/2017	7.4	7.4	(2)(15)
		First lien senior secured loan ($9.0 par due 8/2022)	7.28% (Libor + 4.75%/M)	9/15/2017	9.0	9.0	(2)(15)
		First lien senior secured loan ($16.2 par due 8/2022)	7.28% (Libor + 4.75%/M)	8/4/2015	16.2	16.2	(3)(15)
		First lien senior secured loan ($14.5 par due 8/2022)	7.28% (Libor + 4.75%/M)	8/4/2015	14.5	14.5	(4)(15)
		Preferred stock (1,100 shares)		8/4/2015	1.1	4.3	(2)
		Common stock (668,781 shares)		8/4/2015	—	—	(2)

					60.0	62.6

IQMS	Provider of enterprise resource planning and manufacturing execution software for small and midsized manufacturers	First lien senior secured loan ($22.5 par due 3/2022)	12.75% (Base Rate + 7.25%/Q)	3/28/2017	22.5	22.5	(3)(15)
		First lien senior secured loan ($14.9 par due 3/2022)	12.75% (Base Rate + 7.25%/Q)	3/28/2017	14.9	14.9	(4)(15)

					37.4	37.4

IRI Holdings, Inc., IRI Group Holdings, Inc. and IRI Parent, L.P.	Market research company focused on the consumer packaged goods industry	First lien senior secured loan ($79.0 par due 11/2025)	7.02% (Libor + 4.50%/M)	11/30/2018	78.2	77.4	(2)(15)
		Second lien senior secured loan ($86.8 par due 11/2026)	10.52% (Libor + 8.00%/M)	11/30/2018	85.3	85.1	(2)(15)
		Series A-1 preferred shares (46,900 shares)	13.39%PIK (Libor + 10.50%/S)	11/30/2018	46.2	46.9	(2)(15)
		Class A-1 common units (90,500 units)		11/30/2018	9.1	9.1	(2)

					218.8	218.5

Kaufman, Hall & Associates, LLC(19)	Provider of specialty advisory services and software solutions to the healthcare market	First lien senior secured loan ($25.0 par due 5/2025)	7.64% (Libor + 5.25%/M)	11/9/2018	25.0	24.8	(2)(15)

Labstat International Inc.(8)(19)	Lab testing services for nicotine containing products	First lien senior secured loan ($5.0 par due 6/2024)	8.55% (CIBOR + 6.25%/Q)	10/19/2018	5.2	5.0	(2)(15)
		First lien senior secured loan ($19.2 par due 6/2024)	8.55% (CIBOR + 6.25%/Q)	6/25/2018	19.8	19.2	(2)(15)

					25.0	24.2

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
LLSC Holdings Corporation (dba Lawrence Merchandising Services)(7)	Marketing services provider	Series A preferred stock (9,000 shares)		1/3/2017	1.8	0.4
		Common stock (1,000 shares)		1/3/2017	—	—

					1.8	0.4

Masergy Holdings, Inc.(19)	Provider of software-defined solutions for enterprise global networks, cyber security, and cloud communications	First lien senior secured revolving loan ($0.2 par due 12/2021)	6.02% (Libor + 3.50%/M)	2/8/2018	0.2	0.1	(2)(15)(18)

Ministry Brands, LLC and MB Parent HoldCo, L.P. (dba Community Brands)(19)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($4.9 par due 12/2022)	6.52% (Libor + 4.00%/M)	8/22/2017	4.9	4.9	(2)(15)
		First lien senior secured loan ($10.5 par due 12/2022)	6.52% (Libor + 4.00%/M)	4/6/2017	10.5	10.5	(2)(15)
		First lien senior secured loan ($14.5 par due 12/2022)	6.52% (Libor + 4.00%/M)	4/6/2017	14.4	14.5	(2)(15)
		Second lien senior secured loan ($16.6 par due 6/2023)	11.77% (Libor + 9.25%/M)	12/2/2016	16.6	16.6	(2)(15)
		Second lien senior secured loan ($17.9 par due 6/2023)	11.77% (Libor + 9.25%/M)	8/22/2017	17.9	17.9	(2)(15)
		Second lien senior secured loan ($4.7 par due 6/2023)	11.77% (Libor + 9.25%/M)	4/6/2017	4.7	4.7	(2)(15)
		Second lien senior secured loan ($7.0 par due 6/2023)	10.52% (Libor + 8.00%/M)	4/18/2018	7.0	7.0	(2)(15)
		Second lien senior secured loan ($9.2 par due 6/2023)	11.77% (Libor + 9.25%/M)	4/6/2017	9.2	9.2	(2)(15)
		Second lien senior secured loan ($38.6 par due 6/2023)	10.52% (Libor + 8.00%/M)	4/18/2018	38.6	38.6	(2)(15)
		Second lien senior secured loan ($75.0 par due 6/2023)	11.77% (Libor + 9.25%/M)	12/2/2016	74.5	75.0	(2)(15)
		Second lien senior secured loan ($15.0 par due 6/2023)	11.77% (Libor + 9.25%/M)	12/2/2016	14.9	15.0	(3)(15)
		Class A units (500,000 units)		12/2/2016	5.0	6.8	(2)

					218.2	220.7

MVL Group, Inc.(7)	Marketing research provider	Common stock (560,716 shares)		4/1/2010	—	—	(2)

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	11.15% (Libor + 8.75%/Q)	6/1/2015	24.1	24.1	(2)(15)
		Second lien senior secured loan ($7.0 par due 12/2021)	11.14% (Libor + 8.75%/Q)	6/1/2015	7.0	7.0	(2)(15)

					31.1	31.1

Novetta Solutions, LLC	Provider of advanced analytics solutions for the government, defense and commercial industries	First lien senior secured loan ($8.6 par due 10/2022)	7.53% (Libor + 5.00%/M)	1/3/2017	8.4	8.4	(2)(15)
		Second lien senior secured loan ($31.0 par due 10/2023)	11.03% (Libor + 8.50%/M)	1/3/2017	28.8	28.5	(2)(15)

					37.2	36.9

NSM Insurance Group, LLC	Insurance program administrator	First lien senior secured loan ($6.7 par due 5/2024)	7.30% (Libor + 4.50%/Q)	5/11/2018	6.7	6.7	(2)(15)
		First lien senior secured loan ($10.2 par due 5/2024)	7.30% (Libor + 4.50%/Q)	12/3/2018	10.2	10.2	(2)(15)
		First lien senior secured loan ($13.1 par due 5/2024)	7.30% (Libor + 4.50%/Q)	5/11/2018	13.1	13.1	(3)(15)

					30.0	30.0

PayNearMe, Inc.	Electronic cash payment system provider	Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(2)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PDI TA Holdings, Inc.(19)	Provider of enterprise management software for the convenience retail and petroleum wholesale markets	First lien senior secured loan ($5.0 par due 10/2024)	6.90% (Libor + 4.50%/Q)	4/11/2018	5.0	5.0	(2)(15)
		First lien senior secured loan ($0.4 par due 10/2024)	7.21% (Libor + 4.50%/Q)	4/11/2018	0.4	0.4	(2)(15)
		First lien senior secured loan ($5.1 par due 10/2024)	6.92% (Libor + 4.50%/Q)	8/25/2017	5.1	5.1	(2)(15)
		First lien senior secured loan ($2.7 par due 10/2024)	7.04% (Libor + 4.50%/Q)	8/25/2017	2.7	2.7	(2)(15)
		First lien senior secured loan ($23.4 par due 10/2024)	7.30% (Libor + 4.50%/Q)	8/25/2017	23.4	23.4	(2)(15)
		First lien senior secured loan ($4.3 par due 10/2024)	6.11% (Libor + 4.50%/Q)	10/24/2018	4.3	4.3	(2)(15)
		First lien senior secured loan ($45.0 par due 10/2024)	7.23% (Libor + 4.75%/Q)	10/24/2018	45.0	45.0	(2)(15)
		Second lien senior secured loan ($8.2 par due 10/2025)	11.04% (Libor + 8.50%/Q)	8/25/2017	8.2	8.2	(2)(15)
		Second lien senior secured loan ($6.5 par due 10/2025)	10.91% (Libor + 8.50%/Q)	8/25/2017	6.5	6.5	(2)(15)
		Second lien senior secured loan ($1.9 par due 10/2025)	10.98% (Libor + 8.50%/Q)	8/25/2017	1.9	1.9	(2)(15)
		Second lien senior secured loan ($23.2 par due 10/2025)	11.00% (Libor + 8.50%/Q)	8/25/2017	23.2	23.2	(2)(15)
		Second lien senior secured loan ($6.4 par due 10/2025)	11.11% (Libor + 8.50%/Q)	10/24/2018	6.4	6.4	(2)(15)
		Second lien senior secured loan ($52.9 par due 10/2025)	10.99% (Libor + 8.50%/Q)	10/24/2018	52.9	52.9	(2)(15)
		Second lien senior secured loan ($16.7 par due 10/2025)	11.17% (Libor + 8.75%/Q)	4/11/2018	16.7	16.7	(2)(15)
		Second lien senior secured loan ($66.8 par due 10/2025)	11.21% (Libor + 8.50%/Q)	8/25/2017	66.8	66.8	(2)(15)

					268.5	268.5

PHL Investors, Inc., and PHL Holding Co.(7)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

PHNTM Holdings, Inc. and Planview Parent, Inc.	Provider of project and portfolio management software	First lien senior secured loan ($1.4 par due 1/2023)	7.77% (Libor + 5.25%/M)	1/27/2017	1.4	1.4	(2)(15)
		Second lien senior secured loan ($62.0 par due 7/2023)	12.27% (Libor + 9.75%/M)	1/27/2017	61.3	62.0	(2)(15)
		Class A common shares (990 shares)		1/27/2017	1.0	1.1	(2)
		Class B common shares (168,329 shares)		1/27/2017	—	0.2	(2)

					63.7	64.7

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(2)

Production Resource Group, L.L.C.	Provider of rental equipment, labor, production management, scenery, and other products to various entertainment end-markets	First lien senior secured loan ($21.0 par due 8/2024)	9.65% (Libor + 7.00%/Q)	8/21/2018	21.0	20.6	(2)(15)
		First lien senior secured loan ($80.0 par due 8/2024)	9.65% (Libor + 7.00%/Q)	8/21/2018	80.0	78.4	(3)(15)

					101.0	99.0

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	Class A common shares (7,445 shares)		8/22/2016	7.4	9.6	(2)
		Class B common shares (1,841,609 shares)		8/22/2016	0.1	0.1	(2)

					7.5	9.7

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.2	(2)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SCM Insurance Services Inc.(8)(19)	Provider of claims management, claims investigation & support and risk management solutions for the Canadian property and casualty insurance industry	First lien senior secured revolving loan ($2.4 par due 8/2022)	7.95% (Base Rate + 4.00%/Q)	8/29/2017	2.5	2.4	(2)(15)
		First lien senior secured loan ($19.5 par due 8/2024)	7.28% (CIBOR + 5.00%/M)	8/29/2017	21.3	18.9	(2)(15)
		Second lien senior secured loan ($55.6 par due 3/2025)	11.28% (CIBOR + 9.00%/M)	8/29/2017	60.5	52.3	(2)(15)

					84.3	73.6

SpareFoot, LLC(19)	PMS solutions and web services for the self-storage industry.	First lien senior secured revolving loan ($0.3 par due 4/2023)	6.77% (Libor + 4.25%/M)	4/13/2018	0.3	0.3	(2)(15)
		First lien senior secured loan ($1.2 par due 4/2024)	6.77% (Libor + 4.25%/M)	8/31/2018	1.1	1.2	(2)(15)
		First lien senior secured loan ($4.7 par due 4/2024)	6.77% (Libor + 4.25%/M)	4/13/2018	4.6	4.7	(2)(15)
		Second lien senior secured loan ($4.2 par due 4/2025)	10.77% (Libor + 8.25%/M)	8/31/2018	4.1	4.2	(2)(15)
		Second lien senior secured loan ($6.1 par due 4/2025)	10.77% (Libor + 8.25%/M)	4/13/2018	6.0	6.1	(2)(15)

					16.1	16.5

Sparta Systems, Inc., Project Silverback Holdings Corp. and Silverback Holdings, Inc.(19)	Quality management software provider	Second lien senior secured loan ($20.0 par due 8/2025)	10.76% (Libor + 8.25%/M)	8/21/2017	19.7	17.4	(2)(15)
		Series B preferred shares (10,084 shares)		8/21/2017	1.1	0.5

					20.8	17.9

Syntax USA Acquisition Corporation(8)(19)	Provider of cloud ERP hosting and consulting services for Oracle users	First lien senior secured revolving loan ($1.8 par due 4/2021)	6.67% (Libor + 4.25%/S)	2/8/2018	1.8	1.7	(2)(15)

Telestream Holdings Corporation(19)	Provider of digital video tools and workflow solutions to the media and entertainment industries	First lien senior secured revolving loan ($0.5 par due 3/2022)	10.95% (Base Rate + 5.45%/Q)	2/8/2018	0.5	0.5	(2)(15)(18)

TU BidCo, Inc.(19)	Provider of outsourced customer service management solutions and back-office support services to e-commerce, software and tech-enabled services industries	First lien senior secured loan ($18.1 par due 10/2023)	6.80% (Libor + 4.00%/Q)	10/1/2018	18.1	18.0	(3)(15)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC(6)	Provider of collection and landfill avoidance solutions for food waste and unsold food products	Senior subordinated loan ($3.2 par due 5/2020)	10.00% PIK	4/30/2012	1.1	3.2	(2)
		Senior subordinated loan ($0.4 par due 5/2020)		4/30/2012	0.2	0.4	(2)
		Senior subordinated loan ($6.8 par due 5/2020)	10.00% PIK	4/30/2012	2.5	6.8	(2)
		Senior subordinated loan ($0.5 par due 5/2020)		4/30/2012	0.2	0.5	(2)
		Senior subordinated loan ($27.1 par due 5/2020)	10.00% PIK	4/30/2012	9.9	27.1	(2)
		Senior subordinated loan ($3.8 par due 5/2020)		4/30/2012	1.4	3.8	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	0.3	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	0.2	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					22.8	42.3

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	3.6

Visual Edge Technology, Inc.(19)	Provider of outsourced office solutions with a focus on printer and copier equipment and other parts and supplies	First lien senior secured loan ($15.7 par due 8/2022)	8.27% (Libor + 5.75%/M)	8/31/2017	15.6	15.7	(2)(15)
		First lien senior secured loan ($16.7 par due 8/2022)	8.27% (Libor + 5.75%/M)	8/31/2017	16.7	16.7	(2)(15)
		Senior subordinated loan ($56.0 par due 9/2024)	12.50% PIK	8/31/2017	52.7	56.0	(2)
		Warrant to purchase up to 1,816,089 shares of common stock (expires 8/2027)		8/31/2017	—	0.8	(2)
		Warrant to purchase up to 2,070,511 shares of preferred stock (expires 8/2027)		8/31/2017	3.9	3.9	(2)

					88.9	93.1

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VRC Companies, LLC(19)	Provider of records and information management services	First lien senior secured revolving loan ($0.6 par due 3/2022)	9.02% (Libor + 6.50%/M)	4/17/2017	0.6	0.6	(2)(15)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	11.00% (Base Rate + 5.50%/M)	4/17/2017	0.2	0.2	(2)(15)
		First lien senior secured loan ($2.3 par due 3/2023)	9.02% (Libor + 6.50%/M)	3/31/2017	2.3	2.3	(2)(15)
		First lien senior secured loan ($0.2 par due 3/2023)	9.11% (Libor + 6.50%/S)	9/28/2018	0.2	0.2	(2)(15)
		First lien senior secured loan ($5.0 par due 3/2023)	9.02% (Libor + 6.50%/S)	9/28/2018	5.0	5.0	(2)(15)

					8.3	8.3

WorldPay Group PLC(8)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—	(22)

Worldwide Facilities, LLC(19)	Specialty insurance wholesale broker	First lien senior secured revolving loan ($0.4 par due 4/2024)	6.77% (Libor + 4.25%/M)	5/3/2018	0.4	0.4	(2)(15)
		First lien senior secured loan ($1.3 par due 4/2024)	7.05% (Libor + 4.25%/Q)	5/3/2018	1.3	1.2	(2)(15)
		First lien senior secured loan ($1.6 par due 4/2024)	7.05% (Libor + 4.25%/Q)	5/3/2018	1.6	1.6	(2)(15)

					3.3	3.2

XIFIN, Inc.(19)	Revenue cycle management provider to labs	First lien senior secured revolving loan	—	2/8/2018	—	—	(17)

Zywave, Inc.(19)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	First lien senior secured revolving loan ($6.3 par due 11/2022)	7.52% (Libor + 5.00%/M)	11/17/2016	6.3	6.2	(2)(15)
		Second lien senior secured loan ($27.0 par due 11/2023)	11.65% (Libor + 9.00%/Q)	11/17/2016	27.0	26.5	(2)(15)

					33.3	32.7

					2,214.4	2,219.0		30.41%

Consumer Products
Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($56.8 par due 3/2024)	11.51% (Libor + 9.00%/M)	9/6/2016	56.7	56.8	(2)(15)

BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods	Preferred stock (2,009 shares)		1/3/2017	—	—
		Common stock (6,566,655 shares)		1/3/2017	—	0.2

					—	0.2

Centric Brands Inc. (fka Differential Brands Group(19)	Designer, marketer and distributor of licensed and owned apparel	First lien senior secured loan ($58.8 par due 10/2023)	8.51% (Libor + 6.00%/Q)	10/29/2018	58.8	58.2	(3)(15)
		Common stock (3,077,875 shares)		10/29/2018	24.6	24.6	(2)

					83.4	82.8

CB Trestles OpCo, LLC(19)	Apparel retailer	First lien senior secured loan ($26.5 par due 10/2024)	8.51% (Libor + 5.75%/S)	10/26/2018	26.5	26.3	(3)(15)

Consumer Health Parent LLC	Developer and marketer of over-the-counter cold remedy products	Preferred units (1,072 units)		12/15/2017	1.1	0.9	(2)
		Series A units (1,072 units)		12/15/2017	—	—	(2)

					1.1	0.9

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Common units (421 units)		4/24/2014	4.2	0.2	(2)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Implus Footcare, LLC	Provider of footwear and other accessories	First lien senior secured loan ($14.2 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/1/2017	14.2	14.2	(2)(15)
		First lien senior secured loan ($5.0 par due 4/2021)	9.55% (Libor + 6.75%/Q)	7/17/2018	5.0	5.0	(2)(15)
		First lien senior secured loan ($76.4 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/1/2017	76.4	76.4	(2)(15)
		First lien senior secured loan ($19.3 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/1/2017	19.3	19.3	(4)(15)
		First lien senior secured loan ($0.2 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/30/2016	0.2	0.2	(2)(15)

					115.1	115.1

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	First lien senior secured loan ($10.0 par due 5/2021)	6.77% (Libor + 4.25%/M)	1/22/2018	6.8	6.2	(2)(15)
		Second lien senior secured loan ($80.0 par due 11/2021)		5/1/2014	68.1	19.9	(2)(15)

					74.9	26.1

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($56.0 par due 6/2021)	9.92% (Libor + 7.39%/Q)	12/23/2014	55.9	56.0	(3)(15)
		Second lien senior secured loan ($10.0 par due 6/2021)	9.92% (Libor + 7.39%/Q)	12/23/2014	10.0	10.0	(4)(15)
		Common stock (30,000 shares)		12/23/2014	3.0	6.2	(2)

					68.9	72.2

Rug Doctor, LLC and RD Holdco Inc.(7)	Manufacturer and marketer of carpet cleaning machines	Second lien senior secured loan ($16.9 par due 10/2019)	12.33% (Libor + 9.75%/Q)	1/3/2017	16.9	16.9	(2)(15)
		Common stock (458,596 shares)		1/3/2017	14.0	11.1
		Warrant to purchase up to 56,372 shares of common stock (expires 12/2023)		1/3/2017	—	—

					30.9	28.0

S Toys Holdings LLC (fka The Step2 Company, LLC)(7)	Toy manufacturer	Common units (1,116,879 units)		4/1/2011	—	0.4
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	0.4

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	11.03% (Libor + 8.50%/Q)	10/27/2015	98.5	91.0	(2)(15)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(6)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	13.49% (Libor + 11.00%/Q)	4/22/2015	89.4	79.6	(2)(15)
		Class A preferred units (50,000 units)		3/14/2014	5.0	1.0	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	1.0	(2)

					99.4	81.6

Singer Sewing Company, SVP-Singer Holdings, LLC and SVP-Singer Holdings LP(7)(19)	Manufacturer of consumer sewing machines	First lien senior secured revolving loan ($72.6 par due 3/2023)	11.39% (Libor + 9.00%/Q)	7/26/2017	72.6	72.6	(2)(15)(18)
		First lien senior secured revolving loan ($4.0 par due 3/2023)	11.38% (Libor + 9.00%/Q)	7/26/2017	4.0	4.0	(2)(15)(18)
		First lien senior secured loan ($180.9 par due 3/2023)	5.00% (Libor + 2.61%/Q)	7/26/2017	174.6	159.1	(2)(15)
		Class A common units (6,500,000 units)		7/26/2017	—	—	(2)

					251.2	235.7

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Touchstone Acquisition, Inc. and Touchstone Holding, L.P.(19)	Manufacturer of consumable products in the dental, medical, cosmetic and CPG/industrial end-markets	First lien senior secured loan ($53.7 par due 11/2025)	7.27% (Libor + 4.75%/M)	11/15/2018	53.7	53.2	(2)(15)
		Class A preferred units (2,149 units)		11/15/2018	2.1	2.1	(2)

					55.8	55.3

Varsity Brands Holding Co., Inc. and BCPE Hercules Holdings, LP	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($21.1 par due 12/2025)	10.77% (Libor + 8.25%/M)	7/30/2018	21.1	21.1	(2)(15)
		Second lien senior secured loan ($47.7 par due 12/2025)	10.77% (Libor + 8.25%/M)	12/15/2017	47.7	47.7	(2)(15)
		Second lien senior secured loan ($75.0 par due 12/2025)	10.77% (Libor + 8.25%/M)	12/15/2017	75.0	75.0	(3)(15)
		Class A units (1,400 units)		7/30/2018	1.4	1.5	(2)

					145.2	145.3

Woodstream Group, Inc. and Woodstream Corporation(19)	Pet products manufacturer	First lien senior secured loan ($1.5 par due 5/2022)	8.72% (Libor + 6.25%/Q)	6/21/2017	1.5	1.5	(2)(15)
		First lien senior secured loan ($0.9 par due 5/2022)	8.90% (Libor + 6.25%/Q)	6/21/2017	0.9	0.9	(2)(15)
		First lien senior secured loan ($1.5 par due 5/2022)	9.04% (Libor + 6.25%/Q)	6/21/2017	1.5	1.5	(2)(15)
		First lien senior secured loan ($3.1 par due 5/2022)	8.72% (Libor + 6.25%/Q)	6/21/2017	3.1	3.1	(4)(15)
		First lien senior secured loan ($1.8 par due 5/2022)	8.90% (Libor + 6.25%/Q)	6/21/2017	1.8	1.8	(4)(15)
		First lien senior secured loan ($3.1 par due 5/2022)	9.04% (Libor + 6.25%/Q)	6/21/2017	3.1	3.1	(4)(15)

					11.9	11.9

					1,123.7	1,029.8		14.11%

Financial Services
Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.	Insurance service provider	First lien senior secured loan ($27.2 par due 2/2025)	6.52% (Libor + 4.00%/M)	12/21/2018	27.2	26.9	(2)(15)

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	12.10% (Libor + 9.75%/M)	5/10/2012	28.0	28.0	(2)(15)

DFC Global Facility Borrower II LLC(19)	Non-bank provider of alternative financial services	First lien senior secured revolving loan ($94.6 par due 9/2022)	13.10% (Libor + 10.75%/M)	9/27/2017	94.6	94.6	(2)(15)

Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.(6)	Debt collection services provider	Common stock (180 shares)		1/11/2017	—	—	(2)

Gordian Group, LLC	Provider of products, services and software to organizations pursuing efficient and effective procurement and information solutions	Common stock (526 shares)		11/30/2012	—	—	(2)

Ivy Hill Asset Management, L.P.(7)(9)	Asset management services	Member interest (100.00% interest)		6/15/2009	444.0	517.9

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(9)	Asset-backed financial services company	First lien senior secured loan ($16.0 par due 6/2017)		6/24/2014	14.7	10.1	(2)(14)

Joyce Lane Capital LLC and Joyce Lane Financing SPV LLC (fka Ciena Capital LLC)(7)(9)(19)	Specialty finance company	First lien senior secured revolving loan ($0.8 par due 12/2022)	6.81% (Libor + 4.00%/Q)	12/27/2018	0.8	0.8	(2)
		Equity interests		11/29/2010	12.7	3.1	(2)

					13.5	3.9

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
LS DE LLC and LM LSQ Investors LLC(9)	Asset based lender	Senior subordinated loan ($3.0 par due 6/2021)	10.50%	6/15/2017	3.0	3.0	(2)
		Senior subordinated loan ($37.0 par due 3/2024)	10.50%	6/25/2015	37.0	37.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	4.0

					43.3	44.0

NM GRC HOLDCO, LLC(19)	Regulatory compliance services provider to financial institutions	First lien senior secured loan ($19.3 par due 2/2024)	8.80% (Libor + 6.00%/Q)	2/9/2018	19.3	19.3	(2)(15)
		First lien senior secured loan ($60.6 par due 2/2024)	8.80% (Libor + 6.00%/Q)	2/9/2018	60.1	60.6	(2)(15)

					79.4	79.9

Payment Alliance International, Inc.(19)	Reseller of ATM process services through 3rd party processing networks	First lien senior secured revolving loan ($1.3 par due 9/2021)	8.49% (Libor + 6.05%/M)	2/8/2018	1.3	1.3	(2)(15)
		First lien senior secured revolving loan ($2.1 par due 9/2021)	10.30% (Base Rate + 5.05%/M)	2/8/2018	2.1	2.1	(2)(15)

					3.4	3.4

Rialto Management Group, LLC(9)(19)	Investment and asset management platform focused on real estate	First lien senior secured loan ($1.0 par due 12/2024)	7.02% (Libor + 4.50%/M)	11/30/2018	1.0	1.0	(2)(15)

Vela Trading Technologies, LLC(19)	Provider of market data software and content to global financial services clients	First lien senior secured revolving loan ($0.5 par due 6/2022)	7.65% (Libor + 5.00%/Q)	2/8/2018	0.5	0.5	(2)(15)
		First lien senior secured loan ($4.9 par due 6/2022)	7.45% (Libor + 5.00%/Q)	4/17/2018	4.9	4.8	(2)(15)

					5.4	5.3

					754.5	815.0		11.16%

Investment Funds and Vehicles
ACAS Equity Holdings Corporation(7)(9)	Investment company	Common stock (589 shares)		1/3/2017	0.4	0.4

Ares IIIR/IVR CLO Ltd.(7)(8)(9)	Investment vehicle	Subordinated notes ($20.0 par due 4/2021)		1/3/2017	—	0.1

Blue Wolf Capital Fund II, L.P.(6)(8)(9)	Investment partnership	Limited partnership interest (8.50% interest)		1/3/2017	1.6	2.5	(22)

Carlyle Global Market Strategies CLO 2015-3(8)(9)	Investment vehicle	Subordinated notes ($24.6 par due 7/2028)	13.70%	1/3/2017	14.7	17.1

Centurion CDO 8 Limited(8)(9)	Investment vehicle	Subordinated notes ($5.0 par due 3/2019)		1/3/2017	—	—

CoLTs 2005-1 Ltd.(7)(8)(9)	Investment vehicle	Preferred shares (360 shares)		1/3/2017	—	—

CoLTs 2005-2 Ltd.(7)(8)(9)	Investment vehicle	Preferred shares (34,170,000 shares)		1/3/2017	—	—

CREST Exeter Street Solar 2004-1(8)(9)	Investment vehicle	Preferred shares (3,500,000 shares)		1/3/2017	—	—

Eaton Vance CDO X plc(8)(9)	Investment vehicle	Subordinated notes ($9.2 par due 2/2027)		1/3/2017	—	0.1

European Capital UK SME Debt LP(6)(8)(9)(20)	Investment partnership	Limited partnership interest (45% interest)		1/3/2017	38.6	39.5

HCI Equity, LLC(7)(8)(9)	Investment company	Member interest (100.00% interest)		4/1/2010	—	0.1	(22)

Herbert Park B.V.(8)(9)	Investment vehicle	Subordinated notes ($6.1 par due 10/2026)		1/3/2017	0.9	—

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Montgomery Lane, LLC and Montgomery Lane, Ltd.(7)(8)(9)	Investment company	Common stock (100 shares)		1/3/2017	—	—
		Common stock (50,000 shares)		1/3/2017	—	—

					—	—

OHA Credit Partners XI(8)(9)	Investment vehicle	Subordinated notes ($17.8 par due 1/2032)	13.50%	1/3/2017	13.5	13.6

Partnership Capital Growth Fund I, L.P.(6)(9)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.1	(2)(22)

Partnership Capital Growth Investors III, L.P.(9)(20)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.5	4.2	(2)(22)

PCG-Ares Sidecar Investment II, L.P.(6)(9)(20)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6.7	17.4	(2)

PCG-Ares Sidecar Investment, L.P.(6)(9)(20)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	4.5	4.4	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(9)(20)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.4	1.4	(22)

Senior Direct Lending Program, LLC(7)(9)(21)	Co-investment vehicle	Subordinated certificates ($651.7 par due 12/2036)	10.81% (Libor + 8.00%/Q)(16)	7/27/2016	651.7	651.7	(15)
		Member interest (87.50% interest)		7/27/2016	—	—	(15)

					651.7	651.7

Vitesse CLO, Ltd.(8)(9)	Investment vehicle	Preferred shares (20,000,000 shares)		1/3/2017	—	—

Voya CLO 2014-4 Ltd.(8)(9)	Investment vehicle	Subordinated notes ($26.7 par due 7/2031)	15.60%	1/3/2017	14.6	13.8

VSC Investors LLC(9)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.1	(2)(22)

					751.4	767.5		10.51%

Manufacturing
Chariot Acquisition, LLC(19)	Aftermarket golf cart parts and accessories	First lien senior secured loan ($18.2 par due 9/2021)	9.30% (Libor + 6.50%/Q)	1/3/2017	18.1	18.0	(3)(15)
		First lien senior secured loan ($9.3 par due 9/2021)	9.30% (Libor + 6.50%/Q)	1/3/2017	9.2	9.2	(4)(15)

					27.3	27.2

Dorner Holding Corp.(19)	Manufacturer of precision unit conveyors	First lien senior secured revolving loan ($0.2 par due 3/2022)	10.25% (Base Rate + 4.75%/Q)	3/15/2017	0.2	0.2	(2)(15)

ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	First lien senior secured loan ($21.8 par due 12/2019)	9.13% (Libor + 6.25%/Q)	7/26/2017	21.8	21.5	(2)(15)
		First lien senior secured loan ($88.7 par due 12/2019)	8.15% (Libor + 5.25%/Q)	7/26/2017	88.7	87.8	(2)(15)
		First lien senior secured loan ($74.8 par due 12/2019)	8.15% (Libor + 5.25%/Q)	7/26/2017	74.8	74.0	(3)(15)
		First lien senior secured loan ($0.3 par due 12/2019)	9.13% (Libor + 6.25%/Q)	7/26/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($0.2 par due 12/2019)	9.13% (Libor + 6.25%/Q)	7/26/2017	0.2	0.2	(3)(15)

					185.8	183.8

ETG Holdings, Inc.(7)	Industrial woven products	Common stock (3,000 shares)		1/3/2017	—	—

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Harvey Tool Company, LLC(19)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan ($0.7 par due 10/2023)	7.01% (Libor + 4.50%/M)	10/12/2017	0.7	0.7	(2)(15)(18)
		First lien senior secured loan ($20.5 par due 10/2024)	7.55% (Libor + 4.75%/Q)	10/12/2017	20.5	20.5	(2)(15)
		First lien senior secured loan ($19.8 par due 10/2024)	7.55% (Libor + 4.75%/Q)	10/12/2017	19.8	19.8	(4)(15)
		Second lien senior secured loan ($43.7 par due 10/2025)	10.93% (Libor + 8.50%/Q)	10/12/2017	43.7	43.7	(2)(15)

					84.7	84.7

Ioxus, Inc.(6)	Energy storage devices	First lien senior secured loan ($1.3 par due 12/2019)		4/29/2014	1.3	1.3	(2)
		First lien senior secured loan ($5.7 par due 12/2019)	7.00% Cash, 5.00% PIK	4/29/2014	5.6	5.7	(2)
		Series CC preferred stock (1,683,265 shares)		9/7/2017	0.7	—	(2)
		Warrant to purchase up to 75,968 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 30,256 shares of Series BB preferred stock (expires 8/2026)		8/24/2016	—	—	(2)
		Warrant to purchase up to 8,416,326 shares of Series CC preferred stock (expires 1/2027)		1/27/2017	—	—	(2)

					7.6	7.0

KPS Global LLC and Cool Group LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($1.6 par due 4/2022)	5.09% (Libor + 2.63%/M)	4/5/2017	1.6	1.6	(2)(15)
		First lien senior secured loan ($4.4 par due 4/2022)	9.65% (Libor + 7.19%/M)	11/16/2018	4.4	4.4	(2)(15)
		First lien senior secured loan ($10.5 par due 4/2022)	9.61% (Libor + 7.14%/M)	4/5/2017	10.5	10.5	(2)(15)
		First lien senior secured loan ($5.2 par due 4/2022)	9.61% (Libor + 7.14%/M)	4/5/2017	5.2	5.2	(4)(15)
		Class A units (13,292 units)		9/21/2018	1.1	1.4

					22.8	23.1

Mac Lean-Fogg Company and MacLean-Fogg Holdings, L.L.C.(19)	Manufacturer and supplier for the power utility and automotive markets worldwide	First lien senior secured loan ($206.0 par due 12/2025)	7.55% (Libor + 4.75%/Q)	12/21/2018	205.0	204.0	(2)(15)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	79.2	79.2

					284.2	283.2

Nordco Inc.(19)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($1.3 par due 8/2020)	11.00% (Base Rate + 5.50%/M)	8/26/2015	1.3	1.2	(2)(15)(18)

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($27.3 par due 5/2026)	10.13% (Libor + 7.75%/M)	5/4/2018	27.1	27.1	(2)(15)

Sanders Industries Holdings, Inc. and SI Holdings, Inc.(19)	Elastomeric parts, mid-sized composite structures, and composite tooling	First lien senior secured loan ($50.2 par due 5/2020)	8.90% (Libor + 6.50%/Q)	7/21/2017	50.2	50.2	(2)(15)
		First lien senior secured loan ($13.1 par due 5/2020)	8.90% (Libor + 6.50%/Q)	7/21/2017	13.1	13.1	(4)(15)
		Common stock (1,500 shares)		5/30/2014	1.5	1.8	(2)

					64.8	65.1

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sonny's Enterprises, LLC(19)	Manufacturer and supplier of car wash equipment, parts and supplies to the conveyorized car wash market	First lien senior secured revolving loan ($0.2 par due 12/2022)	6.77% (Libor + 4.25%/M)	11/30/2017	0.2	0.2	(2)(15)

Sunk Rock Foundry Partners LP, Hatteras Electrical Manufacturing Holding Company and Sigma Electric Manufacturing Corporation(19)	Manufacturer of metal castings, precision machined components and sub-assemblies in the electrical products, power transmission and distribution and general industrial markets	First lien senior secured revolving loan ($2.4 par due 10/2022)	7.55% (Libor + 4.75%/Q)	10/31/2017	2.4	2.4	(2)(15)(18)
		First lien senior secured loan ($11.3 par due 10/2023)	7.55% (Libor + 4.75%/Q)	10/31/2017	11.3	11.3	(2)(15)
		First lien senior secured loan ($12.4 par due 10/2023)	7.55% (Libor + 4.75%/Q)	10/31/2017	12.4	12.4	(2)(15)

					26.1	26.1

TPTM Merger Corp.(19)	Time temperature indicator products	First lien senior secured loan ($13.3 par due 9/2020)	9.02% (Libor + 6.50%/Q)	12/11/2014	13.3	13.3	(3)(15)
		First lien senior secured loan ($9.9 par due 9/2020)	9.02% (Libor + 6.50%/Q)	12/11/2014	9.9	9.9	(4)(15)

					23.2	23.2

					756.3	752.1		10.31%

Other Services
1A Smart Start, LLC(19)	Provider of ignition interlock devices	First lien senior secured revolving loan	—	2/8/2018	—	—	(17)

AMCP Clean Intermediate, LLC(19)	Provider of janitorial and facilities management services	First lien senior secured revolving loan	—	10/1/2018	—	—	(17)
		First lien senior secured loan ($7.6 par due 10/2024)	8.30% (Libor + 5.50%/Q)	10/1/2018	7.6	7.5	(2)(15)

					7.6	7.5

American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($67.0 par due 12/2022)	10.52% (Libor + 8.00%/M)	6/30/2014	66.8	66.3	(2)(15)
		Second lien senior secured loan ($3.8 par due 12/2022)	10.47% (Libor + 8.00%/M)	6/30/2014	3.7	3.7	(2)(15)

					70.5	70.0

Capstone Logistics Acquisition, Inc.(19)	Outsourced supply chain solutions provider to operators of distribution centers	First lien senior secured revolving loan ($0.2 par due 4/2021)	9.00% (Base Rate + 3.50%/Q)	2/8/2018	0.2	0.2	(2)(15)(18)

Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(6)(19)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan	—	3/13/2014	—	—	(17)
		First lien senior secured loan ($11.9 par due 12/2021)	9.27% (Libor + 6.75%/M)	4/6/2017	11.9	11.9	(2)(15)
		First lien senior secured loan ($12.0 par due 12/2021)	9.27% (Libor + 6.75%/M)	6/12/2018	12.0	12.0	(2)(15)
		First lien senior secured loan ($10.1 par due 12/2021)	9.27% (Libor + 6.75%/M)	3/13/2014	10.1	10.1	(3)(15)
		Class A preferred units (3,393,973 units)		3/13/2014	4.0	2.9	(2)
		Class B common units (377,108 units)		3/13/2014	0.4	2.2	(2)

					38.4	39.1

IMIA Holdings, Inc.(19)	Marine preservation maintenance company	First lien senior secured revolving loan	—	10/26/2018	—	—	(17)
		First lien senior secured loan ($2.8 par due 10/2024)	7.30% (Libor + 4.50%/Q)	10/26/2018	2.8	2.8	(2)(15)
		First lien senior secured loan ($18.0 par due 10/2024)	7.30% (Libor + 4.50%/Q)	10/26/2018	17.9	17.9	(3)(15)

					20.7	20.7

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Magento, Inc.(19)	eCommerce platform provider for the retail industry	First lien senior secured revolving loan	—	2/8/2018	—	—	(17)

Massage Envy, LLC and ME Equity LLC(19)	Franchisor in the massage industry	First lien senior secured loan ($1.0 par due 12/2024)	9.40% (Libor + 6.75%/M)	1/24/2018	1.0	1.0	(2)(15)
		First lien senior secured loan ($0.5 par due 12/2024)	9.49% (Libor + 6.75%/M)	1/24/2018	0.5	0.5	(2)(15)
		First lien senior secured loan ($0.3 par due 12/2024)	9.52% (Libor + 6.75%/Q)	1/24/2018	0.3	0.3	(2)(15)
		First lien senior secured loan ($1.7 par due 12/2024)	9.53% (Libor + 6.75%/Q)	1/24/2018	1.7	1.7	(2)(15)
		First lien senior secured loan ($0.4 par due 12/2024)	9.46% (Libor + 6.75%/Q)	1/24/2018	0.4	0.4	(2)(15)
		First lien senior secured loan ($0.7 par due 12/2024)	9.44% (Libor + 6.75%/Q)	1/24/2018	0.7	0.7	(2)(15)
		First lien senior secured loan ($0.7 par due 12/2024)	9.55% (Libor + 6.75%/Q)	1/24/2018	0.7	0.7	(2)(15)
		First lien senior secured loan ($0.4 par due 7/2020)	9.53% (Libor + 6.75%/Q)	7/20/2018	0.4	0.4	(2)(15)
		First lien senior secured loan ($0.6 par due 9/2020)	9.49% (Libor + 6.75%/Q)	7/27/2017	0.6	0.6	(2)(15)
		First lien senior secured loan ($0.5 par due 9/2020)	9.49% (Libor + 6.75%/Q)	7/27/2017	0.5	0.5	(2)(15)
		First lien senior secured loan ($0.3 par due 9/2020)	9.44% (Libor + 6.75%/Q)	7/27/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($0.3 par due 9/2020)	9.49% (Libor + 6.75%/Q)	4/12/2017	0.3	0.3	(2)(15)
		First lien senior secured loan ($0.1 par due 9/2020)	9.55% (Libor + 6.75%/Q)	4/12/2017	0.1	0.1	(2)(15)
		First lien senior secured loan ($1.0 par due 9/2020)	9.50% (Libor + 6.75%/Q)	4/12/2017	1.0	1.0	(2)(15)
		First lien senior secured loan ($38.1 par due 9/2020)	9.46% (Libor + 6.75%/Q)	9/27/2012	38.1	38.1	(3)(15)
		First lien senior secured loan ($18.5 par due 9/2020)	9.46% (Libor + 6.75%/Q)	9/27/2012	18.5	18.5	(4)(15)
		Common stock (3,000,000 shares)		9/27/2012	3.0	6.2	(2)

					68.1	71.3

Mckenzie Sports Products, LLC(19)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured revolving loan ($2.2 par due 9/2020)	6.27% (Libor + 3.75%/M)	9/18/2014	2.2	2.2	(2)(15)
		First lien senior secured revolving loan ($0.7 par due 9/2020)	8.25% (Base Rate + 2.75%/M)	9/18/2014	0.7	0.7	(2)(15)
		First lien senior secured loan ($5.5 par due 9/2020)	8.27% (Libor + 5.75%/M)	9/18/2014	5.5	5.5	(3)(15)
		First lien senior secured loan ($84.5 par due 9/2020)	9.61% (Libor + 7.09%/M)	9/18/2014	84.5	84.5	(3)(11)(15)

					92.9	92.9

MSHC, Inc.(19)	Heating, ventilation and air conditioning services provider	First lien senior secured revolving loan ($1.6 par due 7/2022)	8.75% (Base Rate + 3.25%/Q)	7/31/2017	1.6	1.6	(2)(15)
		First lien senior secured loan ($1.0 par due 7/2023)	6.89% (Libor + 4.25%/Q)	7/31/2017	1.0	1.0	(2)(15)
		Second lien senior secured loan ($7.9 par due 7/2024)	10.78% (Libor + 8.25%/Q)	6/27/2018	7.9	7.9	(2)(15)
		Second lien senior secured loan ($9.8 par due 7/2024)	10.96% (Libor + 8.25%/Q)	6/27/2018	9.8	9.8	(2)(15)
		Second lien senior secured loan ($4.8 par due 7/2024)	11.05% (Libor + 8.25%/Q)	7/31/2017	4.8	4.8	(2)(15)
		Second lien senior secured loan ($46.0 par due 7/2024)	11.05% (Libor + 8.25%/Q)	7/31/2017	46.0	46.0	(2)(15)

					71.1	71.1

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Osmose Utilities Services, Inc.(19)	Provider of structural integrity management services to transmission and distribution infrastructure	First lien senior secured revolving loan ($1.5 par due 8/2020)	10.50% (Base Rate + 5.00%/Q)	1/3/2017	1.5	1.5	(2)(15)(18)
		Second lien senior secured loan ($51.4 par due 8/2023)	10.55% (Libor + 7.75%/Q)	9/3/2015	50.7	51.4	(2)(15)
		Second lien senior secured loan ($34.0 par due 8/2023)	10.55% (Libor + 7.75%/Q)	1/3/2017	33.5	34.0	(2)(15)

					85.7	86.9

SecurAmerica, LLC, ERMC LLC, ERMC Of America, LLC, SecurAmerica Corporation, ERMC Aviation LLC, American Security Programs, Inc., USI LLC and Argenbright Holdings IV, LLC(19)	Provider of outsourced manned security guard services, outsourced facilities management and outsourced aviation services	First lien senior secured loan ($26.1 par due 12/2023)	9.23% (Libor + 6.75%/M)	12/21/2018	26.1	25.8	(2)(15)

Siteworx Holdings, LLC & Siteworx LLC(19)	Provider of design, web content management, eCommerce solutions and system integration	First lien senior secured revolving loan ($1.5 par due 1/2020)	6.75% (Base Rate + 1.25%/Q)	2/16/2018	1.5	1.5	(13)(15)
		First lien senior secured loan ($2.4 par due 1/2020)	8.31% (Libor + 5.50%/Q)	2/16/2018	2.4	2.4	(13)(15)

					3.9	3.9

SocialFlow, Inc.	Social media optimization platform provider	Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/13/2016	—	—	(2)

SoundCloud Limited(8)	Platform for receiving, sending, and distributing music	Common stock (73,422 shares)		8/15/2017	0.4	0.7	(2)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($154.2 par due 5/2023)	10.19% (Libor + 7.50%/Q)	5/14/2013	154.2	152.6	(2)(15)

TDG Group Holding Company and TDG Co-Invest, LP(19)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	First lien senior secured revolving loan ($0.0 par due 5/2024)	8.02% (Libor + 5.50%/M)	5/31/2018	—	—	(2)(15)(18)
		First lien senior secured loan ($3.2 par due 5/2024)	8.30% (Libor + 5.50%/Q)	5/31/2018	3.2	3.2	(2)(15)
		First lien senior secured loan ($9.3 par due 5/2024)	8.30% (Libor + 5.50%/Q)	5/31/2018	9.3	9.2	(3)(15)
		Preferred units (2,871,000 units)		5/31/2018	2.9	2.9	(2)
		Common units (29,000 units)		5/31/2018	—	—	(2)

					15.4	15.3

Tyden Group Holding Corp.(8)	Producer and marketer of global cargo security, product identification and traceability products and utility meter products	Preferred stock (46,276 shares)		1/3/2017	0.4	0.4
		Common stock (5,521,203 shares)		1/3/2017	2.0	5.6

					2.4	6.0

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VLS Recovery Services, LLC(19)	Provider of commercial and industrial waste processing and disposal services	First lien senior secured revolving loan ($0.5 par due 10/2023)	8.46% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(15)(18)
		First lien senior secured revolving loan ($1.1 par due 10/2023)	8.47% (Libor + 6.00%/M)	10/17/2017	1.1	1.1	(2)(15)(18)
		First lien senior secured revolving loan ($1.1 par due 10/2023)	8.38% (Libor + 6.00%/M)	10/17/2017	1.1	1.1	(2)(15)(18)
		First lien senior secured revolving loan ($0.5 par due 10/2023)	8.40% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(15)(18)
		First lien senior secured loan ($5.1 par due 10/2023)	8.47% (Libor + 6.00%/M)	10/17/2017	5.1	5.1	(2)(15)
		First lien senior secured loan ($6.8 par due 10/2023)	8.46% (Libor + 6.00%/M)	10/17/2017	6.8	6.8	(2)(15)

					15.1	15.1

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	9.52% (Libor + 7.00%/M)	5/14/2015	3.7	3.6	(2)(15)
		Second lien senior secured loan ($21.3 par due 5/2023)	9.52% (Libor + 7.00%/M)	5/14/2015	21.0	20.6	(2)(15)

					24.7	24.2

					697.4	703.3		9.64%

Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.5 par due 8/2017)		12/16/2013	2.9	—	(2)(14)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	—	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	—	(2)

					3.2	—

Apex Clean Energy Holdings, LLC(19)	Developer, builder and owner of utility-scale wind and solar power facilities	First lien senior secured revolving loan	—	12/12/2018	—	—	(17)
		First lien senior secured loan ($95.4 par due 9/2022)	9.55% (Libor + 6.75%/Q)	9/24/2018	95.4	94.5	(2)(15)

					95.4	94.5

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($51.4 par due 12/2020)	6.00% Cash, 5.00% PIK	8/8/2014	51.4	46.8	(2)

DGH Borrower LLC(19)	Developer, owner and operator of quick start, small-scale natural gas-fired power generation projects	First lien senior secured loan ($47.2 par due 6/2023)	9.30% (Libor + 6.50%/Q)	6/8/2018	47.2	47.2	(2)(15)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.7 par due 11/2021)	8.30% (Libor + 5.50%/Q)	11/13/2014	24.6	24.2	(2)(15)
		Senior subordinated loan ($21.2 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	21.2	20.4	(2)
		Senior subordinated loan ($99.0 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	99.0	95.3	(2)

					144.8	139.9

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($7.8 par due 10/2018)		3/31/2015	5.8	—	(2)(14)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(8)

					5.8	—

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32.5 par due 12/2020)	8.55% (Libor + 5.75%/Q)	12/19/2013	32.4	31.9	(2)(15)

Navisun LLC and Navisun Holdings LLC(7)(19)	Owner and operater of commercial and industrial solar projects	First lien senior secured loan ($25.0 par due 11/2023)	8.00% PIK	11/15/2017	25.0	25.0	(2)
		Series A preferred units	10.50% PIK	11/15/2017	2.9	2.9	(2)
		Class A units (550 units)		11/15/2017	—	—

					27.9	27.9

Panda Liberty LLC (fka Moxie Liberty LLC)	Gas turbine power generation facilities operator	First lien senior secured loan ($49.6 par due 8/2020)	9.30% (Libor + 6.50%/Q)	4/6/2018	47.0	44.7	(2)(15)
		First lien senior secured loan ($34.0 par due 8/2020)	9.30% (Libor + 6.50%/Q)	8/21/2013	33.9	30.6	(2)(15)

					80.9	75.3

Panda Temple Power, LLC and T1 Power Holdings LLC(6)	Gas turbine power generation facilities operator	Second lien senior secured loan ($9.0 par due 2/2023)	10.46% (Libor + 8.00%/M)	3/6/2015	9.0	9.0	(2)(15)
		Class A Common units (616,122 shares)		3/6/2015	15.0	13.0	(2)

					24.0	22.0

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.7	34.7	(2)

Riverview Power LLC	Operator of natural gas and oil fired power generation facilities	First lien senior secured loan ($81.2 par due 12/2022)	10.80% (Libor + 8.00%/Q)	12/29/2016	79.7	81.2	(2)(15)

					614.4	601.4		8.24%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(7)(19)	Restaurant owner and operator	First lien senior secured loan ($4.3 par due 12/2018)	20.32% PIK (Libor + 18.00%/Q)	12/22/2016	4.3	4.3	(2)(15)
		First lien senior secured loan ($56.6 par due 12/2018)		11/27/2006	39.9	1.2	(2)(14)
		Promissory note ($31.8 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 0.95 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					58.0	5.5

Cipriani USA, Inc.	Manager and operator of banquet facilities, restaurants, hotels and other leisure properties	First lien senior secured loan ($3.0 par due 5/2023)	10.34% (Libor + 8.00%/M)	8/20/2018	3.0	3.0	(2)(15)
		First lien senior secured loan ($12.0 par due 5/2023)	10.35% (Libor + 8.00%/M)	11/5/2018	12.0	11.9	(2)(15)
		First lien senior secured loan ($3.0 par due 5/2023)	10.38% (Libor + 8.00%/M)	11/5/2018	3.0	3.0	(2)(15)
		First lien senior secured loan ($67.8 par due 5/2023)	10.34% (Libor + 8.00%/M)	5/30/2018	67.8	67.1	(2)(15)

					85.8	85.0

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Cozzini Bros., Inc. and BH-Sharp Holdings LP(19)	Provider of commercial knife sharpening and cutlery services in the restaurant industry	First lien senior secured revolving loan ($1.5 par due 3/2023)	8.02% (Libor + 5.50%/M)	3/10/2017	1.5	1.5	(2)(15)
		First lien senior secured loan ($6.6 par due 3/2023)	8.02% (Libor + 5.50%/M)	3/10/2017	6.6	6.6	(2)(15)
		First lien senior secured loan ($11.6 par due 3/2023)	8.02% (Libor + 5.50%/M)	3/10/2017	11.6	11.6	(4)(15)
		Common units (2,950,000 units)		3/10/2017	3.0	3.4	(2)

					22.7	23.1

FWR Holding Corporation(19)	Restaurant owner, operator, and franchisor	First lien senior secured revolving loan ($0.8 par due 8/2023)	10.25% (Base Rate + 4.75%/Q)	8/21/2017	0.8	0.8	(2)(15)(18)
		First lien senior secured loan ($0.5 par due 8/2023)	8.26% (Libor + 5.75%/M)	8/21/2017	0.5	0.5	(2)(15)
		First lien senior secured loan ($0.8 par due 8/2023)	8.26% (Libor + 5.75%/M)	8/21/2017	0.8	0.8	(2)(15)
		First lien senior secured loan ($4.0 par due 8/2023)	8.26% (Libor + 5.75%/M)	8/21/2017	4.0	4.0	(2)(15)

					6.1	6.1

Garden Fresh Restaurant Corp. and GFRC Holdings LLC(19)	Restaurant owner and operator	First lien senior secured revolving loan	—	2/1/2017	—	—	(17)
		First lien senior secured loan ($23.9 par due 2/2022)	10.39% (Libor + 8.00%/S)	10/3/2013	23.9	23.9	(2)(15)

					23.9	23.9

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	11.00% (Libor + 8.50%/S)	10/20/2015	31.6	31.6	(2)(15)
		Preferred units (3,000,000 units)		10/20/2015	3.0	4.5	(2)

					34.6	36.1

Jim N Nicks Management, LLC(19)	Restaurant owner and operator	First lien senior secured revolving loan ($2.8 par due 7/2023)	8.05% (Libor + 5.25%/Q)	7/10/2017	2.8	2.7	(2)(15)
		First lien senior secured loan ($1.2 par due 7/2023)	8.05% (Libor + 5.25%/Q)	7/10/2017	1.2	1.1	(2)(15)
		First lien senior secured loan ($14.0 par due 7/2023)	8.05% (Libor + 5.25%/Q)	7/10/2017	14.0	13.5	(4)(15)

					18.0	17.3

Orion Foods, LLC(7)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)		4/1/2010	1.2	0.5	(2)(14)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(14)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1.2	0.5

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(19)	Airport restaurant operator	First lien senior secured revolving loan ($1.6 par due 8/2021)	9.65% (Libor + 7.00%/Q)	8/26/2016	1.6	1.6	(2)(15)
		First lien senior secured revolving loan ($8.4 par due 8/2021)	9.41% (Libor + 7.00%/Q)	8/26/2016	8.4	8.4	(2)(15)
		First lien senior secured loan ($4.7 par due 8/2021)	9.61% (Libor + 7.00%/Q)	8/26/2016	4.7	4.7	(2)(15)
		First lien senior secured loan ($2.2 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	2.2	2.2	(2)(15)
		First lien senior secured loan ($2.2 par due 8/2021)	9.71% (Libor + 7.00%/Q)	8/26/2016	2.2	2.2	(2)(15)
		First lien senior secured loan ($6.1 par due 8/2021)	9.51% (Libor + 7.00%/Q)	8/26/2016	6.1	6.1	(2)(15)
		First lien senior secured loan ($4.9 par due 8/2021)	9.54% (Libor + 7.00%/Q)	8/26/2016	4.9	4.9	(2)(15)
		First lien senior secured loan ($0.7 par due 8/2021)	9.41% (Libor + 7.00%/Q)	8/26/2016	0.7	0.7	(2)(15)
		First lien senior secured loan ($1.8 par due 8/2021)	9.78% (Libor + 7.00%/Q)	8/26/2016	1.8	1.8	(2)(15)
		First lien senior secured loan ($1.0 par due 8/2021)	9.43% (Libor + 7.00%/Q)	8/26/2016	1.0	1.0	(2)(15)
		First lien senior secured loan ($1.9 par due 8/2021)	9.41% (Libor + 7.00%/Q)	10/10/2018	1.9	1.9	(2)(15)
		First lien senior secured loan ($0.7 par due 8/2021)	9.61% (Libor + 7.00%/Q)	10/10/2018	0.7	0.7	(2)(15)
		First lien senior secured loan ($0.7 par due 8/2021)	9.78% (Libor + 7.00%/Q)	10/10/2018	0.7	0.7	(2)(15)
		First lien senior secured loan ($48.9 par due 8/2021)	9.40% (Libor + 7.00%/Q)	8/26/2016	48.9	48.9	(3)(15)
		First lien senior secured loan ($48.9 par due 8/2021)	9.54% (Libor + 7.00%/Q)	8/26/2016	48.9	48.9	(3)(15)
		Senior subordinated loan ($30.1 par due 2/2022)	13.00% PIK	8/26/2016	30.0	30.1	(2)
		Class A preferred units (3,000,000 units)		8/26/2016	30.0	39.5	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	9.2	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	0.1	20.3	(2)

					197.8	233.8

SFE Intermediate Holdco LLC(19)	Provider of outsourced foodservice to K-12 school districts	First lien senior secured loan ($10.8 par due 7/2024)	7.50% (Libor + 4.75%/Q)	9/5/2018	10.8	10.8	(2)(15)
		First lien senior secured loan ($6.7 par due 7/2024)	7.28% (Libor + 4.75%/Q)	7/31/2017	6.7	6.7	(4)(15)

					17.5	17.5

Spectra Finance, LLC(19)	Venue management and food and beverage provider	First lien senior secured revolving loan ($5.4 par due 4/2023)	6.39% (Libor + 4.00%/M)	4/2/2018	5.4	5.4	(2)(15)(18)
		First lien senior secured loan ($19.0 par due 4/2024)	7.05% (Libor + 4.25%/Q)	4/2/2018	19.0	19.0	(2)(15)

					24.4	24.4

					490.0	473.2		6.49%

Oil and Gas
Murchison Oil and Gas, LLC and Murchison Holdings, LLC(19)	Exploration and production company	First lien senior secured loan ($5.0 par due 10/2023)	10.80% (Libor + 8.00%/Q)	10/26/2018	5.0	5.0	(2)(15)
		First lien senior secured loan ($21.7 par due 10/2023)	10.80% (Libor + 8.00%/Q)	10/26/2018	21.1	21.5	(2)(15)
		Preferred units (21,667 units)		10/26/2018	21.7	21.7

					47.8	48.2

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Penn Virginia Holding Corp.	Exploration and production company	Second lien senior secured loan ($90.1 par due 9/2022)	9.53% (Libor + 7.00%/M)	9/28/2017	90.1	90.1	(2)(15)

Petroflow Energy Corporation and TexOak Petro Holdings LLC(6)	Oil and gas exploration and production company	First lien senior secured loan ($10.3 par due 6/2019)		6/29/2016	8.5	8.3	(2)(14)
		Second lien senior secured loan ($26.6 par due 12/2019)		6/29/2016	21.9	—	(2)(14)
		Common units (202,000 units)		6/29/2016	11.1	—

					41.5	8.3

Sundance Energy, Inc.	Oil and gas producer	Second lien senior secured loan ($60.7 par due 4/2023)	10.81% (Libor + 8.00%/Q)	4/23/2018	59.7	60.7	(2)(15)

Utility Pipeline, Ltd.(19)	Natural gas distribution management company	First lien senior secured revolving loan ($0.1 par due 4/2022)	6.69% (Libor + 4.00%/Q)	2/8/2018	0.1	0.1	(2)(15)

VPROP Operating, LLC and Vista Proppants and Logistics, LLC	Sand-based proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($28.5 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	8/1/2017	28.4	28.5	(2)(15)
		First lien senior secured loan ($35.6 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	11/9/2017	35.6	35.6	(2)(15)
		First lien senior secured loan ($15.3 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	15.3	15.3	(2)(15)
		First lien senior secured loan ($76.3 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	76.3	76.3	(3)(15)
		Common units (997,864 units)		11/9/2017	9.7	9.6	(2)

					165.3	165.3

					404.5	372.7		5.11%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	Class A units (77,922 units)		8/19/2015	0.1	0.2	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	15.6	(2)

					7.5	15.8

CHG PPC Parent LLC	Diversified food products manufacturer	Second lien senior secured loan ($60.5 par due 3/2026)	10.02% (Libor + 7.50%/M)	3/30/2018	60.5	59.9	(2)(15)

Edward Don & Company, LLC and VCP-EDC Co-Invest, LLC	Distributor of foodservice equipment and supplies	Membership units (2,970,000 units)		6/9/2017	3.0	4.2

Ferraro Fine Foods Corp. and Italian Fine Foods Holdings L.P.(19)	Specialty Italian food distributor	First lien senior secured revolving loan ($1.3 par due 5/2023)	6.85% (Libor + 4.25%/Q)	5/9/2018	1.3	1.3	(2)(15)
		First lien senior secured loan ($0.7 par due 5/2024)	7.02% (Libor + 4.25%/Q)	12/7/2018	0.7	0.7	(2)(15)
		First lien senior secured loan ($9.4 par due 5/2024)	6.85% (Libor + 4.25%/Q)	5/9/2018	9.4	9.4	(2)(15)
		Class A common units (2,724,000 units)		5/9/2018	2.7	3.1	(2)

					14.1	14.5

Gehl Foods, LLC and GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units		5/13/2015	2.9	—	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)
		Class B common units (0.26 units)		5/13/2015	—	—	(2)

					3.0	—

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
H-Food Holdings, LLC and Matterhorn Parent, LLC	Food contract manufacturer	First lien senior secured loan ($30.9 par due 5/2025)	6.52% (Libor + 4.00%/M)	11/25/2018	30.6	30.0	(2)(15)
		Second lien senior secured loan ($73.0 par due 3/2026)	9.51% (Libor + 7.00%/M)	11/25/2018	73.0	71.6	(2)(15)
		Common units (5,827 units)		11/25/2018	5.8	5.8

					109.4	107.4

Hometown Food Company(19)	Food distributor	First lien senior secured loan ($9.3 par due 8/2023)	7.78% (Libor + 5.25%/M)	8/31/2018	9.1	9.2	(2)(15)

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	5.3	(2)

KC Culinarte Intermediate, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($35.7 par due 8/2026)	10.26% (Libor + 7.75%/M)	8/24/2018	35.7	35.1	(2)(15)

NECCO Holdings, Inc. and New England Confectionery Company, Inc.(7)(19)	Producer and supplier of candy	First lien senior secured revolving loan ($19.9 par due 1/2018)	—	1/3/2017	7.9	2.9	(14)
		First lien senior secured loan ($2.2 par due 8/2018)		11/20/2017	2.1	—	(14)
		First lien senior secured loan ($11.6 par due 1/2018)		1/3/2017	0.9	1.6	(14)
		First lien senior secured loan ($0.7 par due 11/2018)		11/20/2017	0.7	0.1	(14)
		Common stock (860,189 shares)		1/3/2017	—	—

					11.6	4.6

PCM Bmark, Inc. and BakeMark Holdings, Inc.	Manufacturer and distributor of specialty bakery ingredients	First lien senior secured loan ($0.6 par due 8/2023)	7.77% (Libor + 5.25%/M)	5/9/2018	0.6	0.6	(2)(15)

RF HP SCF Investor, LLC(9)	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	16.2	(2)

Sovos Brands Intermediate, Inc.(19)	Food and beverage platform	First lien senior secured loan ($16.9 par due 11/2025)	7.64% (Libor + 5.00%/S)	11/20/2018	16.7	16.7	(2)(15)

Teasdale Foods, Inc.(19)	Provider of beans, sauces and hominy to the retail, foodservice and wholesale channels	First lien senior secured revolving loan ($0.6 par due 10/2020)	7.72% (Libor + 5.25%/M)	6/30/2017	0.6	0.5	(2)(15)
		First lien senior secured revolving loan ($0.1 par due 10/2020)	9.75% (Base Rate + 4.25%/M)	6/30/2017	0.1	0.1	(2)(15)
		First lien senior secured loan ($0.6 par due 10/2020)	7.65% (Libor + 5.25%/Q)	6/26/2018	0.6	0.6	(2)(15)
		Second lien senior secured loan ($33.6 par due 10/2021)	11.28% (Libor + 8.75%/Q)	1/3/2017	33.6	28.9	(2)(15)
		Second lien senior secured loan ($31.5 par due 10/2021)	11.28% (Libor + 8.75%/Q)	1/3/2017	31.5	27.1	(2)(15)
		Second lien senior secured loan ($21.3 par due 10/2021)	11.24% (Libor + 8.75%/Q)	1/3/2017	21.3	18.3	(2)(15)

					87.7	75.5

					376.4	365.0		5.00%

Automotive Services
A.U.L. Corp.(19)	Provider of vehicle service contracts and limited warranties for passenger vehicles	First lien senior secured loan ($7.0 par due 6/2023)	7.06% (Libor + 4.50%/M)	6/7/2017	7.0	7.0	(2)(15)

AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($0.1 par due 8/2021)	8.35% (Libor + 6.00%/S)	6/28/2018	0.1	0.1	(2)(15)
		First lien senior secured loan ($27.4 par due 8/2021)	8.51% (Libor + 6.00%/S)	6/28/2018	27.3	26.8	(2)(15)
		Common stock (3,467 shares)		8/31/2015	3.5	2.7	(2)

					30.9	29.6

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/30/2014	0.3	2.8	(2)

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	10.51% (Libor + 8.00%/M)	4/7/2015	50.0	50.0	(2)(15)
		Class A common stock (10,000 shares)		4/7/2015	0.2	0.6	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.4	1.3	(2)

					50.6	51.9

Eckler Industries, Inc. and Eckler Purchaser LLC(7)(19)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($1.3 par due 5/2022)	12.00%	7/12/2012	1.3	1.3	(2)
		First lien senior secured loan ($18.3 par due 5/2022)	12.00%	7/12/2012	18.1	18.3	(2)
		Class A preferred units (67,972 units)		7/12/2012	15.9	3.2	(2)
		Class A common units (67,972 units)		7/12/2012	0.5	—	(2)

					35.8	22.8

ESCP PPG Holdings, LLC(6)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	2.4	(2)

GB Auto Service Holdings, LLC(19)	Automotive parts and repair services retailer	First lien senior secured loan ($22.4 par due 10/2024)	8.47% (Libor + 6.00%/M)	10/19/2018	22.4	22.2	(3)(15)
		Common units (3,700,000 units)		10/19/2018	4.6	4.6	(2)

					27.0	26.8

Mavis Tire Express Services Corp. and Mavis Tire Express Services TopCo, L.P.(19)	Auto parts retailer	Second lien senior secured loan ($1.4 par due 3/2026)	9.97% (Libor + 7.50%/M)	3/20/2018	1.4	1.4	(2)(15)
		Second lien senior secured loan ($153.9 par due 3/2026)	9.97% (Libor + 7.50%/M)	3/20/2018	151.7	152.4	(2)(15)
		Class A units (12,400,000 units)		3/20/2018	12.4	13.0	(2)

					165.5	166.8

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($28.3 par due 2/2020)	10.28% (Libor + 7.48%/Q)	2/20/2015	28.3	28.3	(3)(15)

SK SPV IV, LLC	Collision repair site operator	Series A common stock (12,500 units)		8/18/2014	0.6	2.5	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	2.5	(2)

					1.2	5.0

					350.1	343.4		4.71%

Wholesale Distribution
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	First lien senior secured loan ($4.6 par due 2/2022)	8.27% (Libor + 5.75%/M)	3/1/2017	4.6	4.5	(2)(15)
		First lien senior secured loan ($85.8 par due 2/2022)	8.27% (Libor + 5.75%/M)	7/26/2017	85.8	83.2	(2)(15)
		First lien senior secured loan ($93.5 par due 2/2022)	8.27% (Libor + 5.75%/M)	7/26/2017	93.5	90.7	(3)(15)

					183.9	178.4

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Flow Control Solutions, Inc.(19)	Distributor and manufacturer of flow control systems components	First lien senior secured revolving loan ($0.4 par due 11/2024)	8.05% (Libor + 5.25%/Q)	11/21/2018	0.4	0.4	(2)(15)
		First lien senior secured loan ($13.7 par due 11/2024)	8.05% (Libor + 5.25%/Q)	11/21/2018	13.7	13.6	(3)(15)

					14.1	14.0

KHC Holdings, Inc. and Kele Holdco, Inc.(19)	Catalog-based distribution services provider for building automation systems	First lien senior secured revolving loan ($0.7 par due 10/2020)	6.76% (Libor + 4.25%/M)	1/3/2017	0.7	0.7	(2)(15)
		First lien senior secured loan ($66.0 par due 10/2022)	8.80% (Libor + 6.00%/Q)	1/3/2017	66.0	66.0	(3)(15)
		Common stock (30,000 shares)		1/3/2017	3.1	3.3

					69.8	70.0

PetIQ, LLC	Distributor and manufacturer of pet prescription medications and health products	First lien senior secured revolving loan ($17.9 par due 1/2023)	7.60% (Libor + 5.25%/M)	1/17/2018	17.9	17.9	(2)(15)

					285.7	280.3		3.84%

Education
Excelligence Holdings Corp.	Developer, manufacturer and retailer of educational products	First lien senior secured loan ($9.3 par due 4/2023)	8.52% (Libor + 6.00%/M)	4/17/2017	9.3	8.0	(4)(15)

Flinn Scientific, Inc. and WCI-Quantum Holdings, Inc.(19)	Distributor of instructional products, services and resources	First lien senior secured loan ($20.9 par due 8/2023)	7.55% (Libor + 4.75%/Q)	7/26/2017	20.9	20.9	(2)(15)
		First lien senior secured loan ($25.4 par due 8/2023)	7.53% (Libor + 4.75%/Q)	7/26/2017	25.4	25.4	(2)(15)
		First lien senior secured loan ($0.1 par due 8/2023)	9.25% (Base Rate + 3.75%/Q)	7/26/2017	0.1	0.1	(2)(15)
		First lien senior secured loan ($11.2 par due 8/2023)	7.58% (Libor + 4.75%/Q)	8/31/2018	11.2	11.2	(2)(15)
		Series A preferred stock (1,272 shares)		10/24/2014	0.7	1.0	(2)

					58.3	58.6

Frontline Technologies Group Holding LLC, Frontline Technologies Blocker Buyer, Inc., Frontline Technologies Holdings, LLC and Frontline Technologies Parent, LLC(19)	Provider of human capital management ("HCM") and SaaS-based software solutions to employees and administrators of K-12 school organizations	First lien senior secured loan ($19.4 par due 9/2023)	9.02% (Libor + 6.50%/M)	9/19/2017	19.1	19.4	(2)(15)
		Class A preferred units (4,574 units)		9/18/2017	4.6	5.6
		Class B common units		9/18/2017	—	0.8

					23.7	25.8

Infilaw Holding, LLC(19)	Operator of for-profit law schools	First lien senior secured revolving loan ($5.0 par due 9/2022)		8/25/2011	4.2	—	(2)(14)(18)

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($12.3 par due 10/2020)		10/31/2015	12.3	12.3	(2)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	18.2	(2)
		Series B preferred stock (1,401,385 shares)		8/5/2010	4.0	—	(2)
		Series B preferred stock (348,615 shares)		8/5/2010	1.0	—	(2)
		Series C preferred stock (1,994,644 shares)		6/7/2010	0.5	—	(2)
		Series C preferred stock (517,942 shares)		6/7/2010	0.1	—	(2)
		Common stock (16 shares)		6/7/2010	—	—	(2)
		Common stock (4 shares)		6/7/2010	—	—	(2)

					137.3	30.5

Liaison Acquisition, LLC(19)	Provider of centralized applications services to educational associations	Second lien senior secured loan ($5.3 par due 8/2023)	11.72% (Libor + 9.25%/M)	2/9/2017	5.2	5.3	(2)(15)

PIH Corporation and Primrose Holding Corporation(6)(19)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($1.0 par due 12/2020)	7.88% (Libor + 5.50%/M)	12/13/2013	1.0	1.0	(2)(15)
		First lien senior secured loan ($1.6 par due 12/2020)	7.85% (Libor + 5.50%/M)	12/15/2017	1.6	1.6	(2)(15)
		Common stock (7,227 shares)		1/3/2017	10.7	23.0

					13.3	25.6

R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Common membership interest (15.76% interest)		9/21/2007	15.8	15.8	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	7.5	(2)

					15.8	23.3

Raptor Technologies, LLC and Rocket Parent, LLC(19)	Provider of SaaS-based safety and security software to the K-12 school market	First lien senior secured loan ($16.1 par due 12/2024)	8.46% (Libor + 6.00%/M)	12/17/2018	16.1	15.9	(2)(15)
		Class A common units (2,294,000 units)		12/17/2018	2.3	2.3

					18.4	18.2

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)

					—	—

RuffaloCODY, LLC(19)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan	—	5/29/2013	—	—	(2)(17)

Severin Acquisition, LLC(19)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($80.0 par due 8/2026)	9.13% (Libor + 6.75%/M)	6/12/2018	79.2	77.6	(2)(15)

					364.7	272.9		3.74%

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Containers and Packaging
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	1.0	(2)

LBP Intermediate Holdings LLC(19)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(17)
		First lien senior secured loan ($11.5 par due 7/2020)	8.12% (Libor + 5.50%/Q)	11/13/2018	11.4	11.3	(2)(15)
		First lien senior secured loan ($11.8 par due 7/2020)	8.30% (Libor + 5.50%/Q)	7/10/2015	11.7	11.7	(3)(15)
		First lien senior secured loan ($5.0 par due 7/2020)	8.30% (Libor + 5.50%/Q)	7/10/2015	5.0	4.9	(4)(15)

					28.1	27.9

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($57.5 par due 8/2021)	10.02% (Libor + 7.50%/M)	12/14/2012	57.5	57.5	(2)(15)
		Second lien senior secured loan ($75.0 par due 8/2021)	10.02% (Libor + 7.50%/M)	12/14/2012	75.0	75.0	(3)(15)
		Second lien senior secured loan ($10.0 par due 8/2021)	10.02% (Libor + 7.50%/M)	12/14/2012	10.0	10.0	(4)(15)
		Common stock (54,710 shares)		12/14/2012	4.9	8.2	(2)

					147.4	150.7

NSI Holdings, Inc.(6)	Manufacturer of plastic containers for the wholesale nursery industry	Series A preferred stock (2,192 shares)		1/3/2017	—	—

Ranpak Corp.	Manufacturer and marketer of paper-based protective packaging systems and materials	Second lien senior secured loan ($8.0 par due 10/2022)	9.71% (Libor + 7.25%/M)	1/3/2017	7.8	8.0	(2)(15)

SCI PH Parent, Inc.	Industrial container manufacturer, reconditioner and servicer	Series B shares (11.4764 shares)		8/24/2018	1.1	1.8	(2)

					184.9	189.4		2.60%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

RE Community Holdings GP, LLC and RE Community Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (2.86% interest)		3/1/2011	—	—	(2)
		Limited partnership interest (2.49% interest)		3/1/2011	—	—	(2)

					—	—

Soil Safe, Inc. and Soil Safe Acquisition Corp.(7)(19)	Provider of soil treatment, recycling and placement services	First lien senior secured revolving loan	—	1/3/2017	—	—	(17)
		First lien senior secured loan ($18.0 par due 1/2020)	8.77% (Libor + 6.25%/M)	1/3/2017	18.0	18.0	(2)(15)
		Second lien senior secured loan ($12.7 par due 6/2020)	10.75% (Libor + 7.75%/M)	1/3/2017	12.7	12.7	(2)(15)
		Senior subordinated loan ($43.4 par due 12/2020)	16.50% PIK	1/3/2017	43.4	43.4	(2)
		Senior subordinated loan ($36.5 par due 12/2020)	14.50% PIK	1/3/2017	36.5	36.5	(2)
		Senior subordinated loan ($36.4 par due 12/2020)		1/3/2017	11.5	10.2	(2)(14)
		Common stock (810 shares)		1/3/2017	—	—

					122.1	120.8

					122.1	120.8		1.66%

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Aerospace and Defense
Cadence Aerospace, LLC(19)	Aerospace precision components manufacturer	First lien senior secured revolving loan	—	11/14/2017	—	—	(17)
		First lien senior secured loan ($32.2 par due 11/2023)	9.11% (Libor + 6.50%/Q)	11/14/2017	31.9	32.2	(3)(15)
		First lien senior secured loan ($10.0 par due 11/2023)	8.91% (Libor + 6.50%/Q)	7/5/2018	10.0	10.0	(2)(15)

					41.9	42.2
MB Aerospace Holdings II Corp.	Aerospace engine components manufacturer	Second lien senior secured loan ($68.4 par due 1/2026)	11.30% (Libor + 8.50%/Q)	1/22/2018	68.4	68.4	(2)(15)

					110.3	110.6		1.52%

Chemicals
AMZ Holding Corp.(19)	Specialty chemicals manufacturer	First lien senior secured loan ($12.0 par due 6/2022)	7.52% (Libor + 5.00%/M)	6/27/2017	12.0	12.0	(4)(15)

Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Plaskolite PPC Intermediate II LLC and Plaskolite PPC Blocker LLC	Manufacturer of specialized acrylic and polycarbonate sheets	First lien senior secured loan ($25.0 par due 12/2025)	6.69% (Libor + 4.25%/Q)	12/14/2018	24.5	24.5	(2)(15)
		Second lien senior secured loan ($55.7 par due 12/2026)	10.19% (Libor + 7.75%/M)	12/14/2018	55.7	54.6	(2)(15)
		Co-Invest units (5,969 units)		12/14/2018	0.6	0.6

					80.8	79.7

					92.8	91.7		1.26%

Printing, Publishing and Media
Connoisseur Media, LLC	Owner and operator of radio stations	First lien senior secured loan ($13.5 par due 6/2019)	8.80% (Libor + 6.38%/Q)	7/26/2017	13.5	13.5	(2)(15)
		First lien senior secured loan ($23.6 par due 6/2019)	8.90% (Libor + 6.38%/Q)	7/26/2017	23.6	23.6	(2)(15)
		First lien senior secured loan ($10.1 par due 6/2019)	8.90% (Libor + 6.38%/Q)	7/26/2017	10.1	10.1	(4)(15)

					47.2	47.2

Roark-Money Mailer LLC	Marketer, advertiser and distributor of coupons in the mail industry	Membership units (35,000 units)		1/3/2017	—	—

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	—	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	—

					48.3	47.2		0.65%

Computers and Electronics
Everspin Technologies, Inc.	Designer and manufacturer of computer memory solutions	Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		10/7/2016	0.4	—	(2)(22)

Imaging Business Machines, L.L.C. and Scanner Holdings Corporation(7)	Provider of high-speed intelligent document scanning hardware and software	Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Series A preferred stock (66,424,135 shares)		1/3/2017	—	8.0
		Class A common stock (33,173 shares)		1/3/2017	—	—
		Class B common stock (134,214 shares)		1/3/2017	—	—

					16.2	24.6

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Zemax Software Holdings, LLC(19)	Provider of optical illumination design software to design engineers	First lien senior secured loan ($17.0 par due 6/2024)	8.55% (Libor + 5.75%/Q)	6/25/2018	17.0	16.9	(3)(15)

					33.6	41.5		0.57%

Farming and Agriculture
QC Supply, LLC(19)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($9.0 par due 12/2021)	8.52% (Libor + 6.00%/M)	12/29/2016	9.0	8.5	(2)(15)
		First lien senior secured loan ($8.7 par due 12/2022)	8.52% (Libor + 6.00%/M)	12/29/2016	8.7	8.2	(2)(15)
		First lien senior secured loan ($11.1 par due 12/2022)	8.52% (Libor + 6.00%/M)	12/29/2016	11.1	10.5	(2)(15)
		First lien senior secured loan ($14.7 par due 12/2022)	8.52% (Libor + 6.00%/M)	12/29/2016	14.7	13.9	(4)(15)

					43.5	41.1

					43.5	41.1		0.56%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(19)	Retailer of fine and artisanal paper products	First lien senior secured revolving loan ($1.9 par due 9/2019)	10.50% (Base Rate + 5.00%/Q)	9/23/2013	1.9	1.9	(2)(15)
		First lien senior secured loan ($9.3 par due 9/2019)	9.05% (Libor + 6.25%/Q)	9/23/2013	9.3	9.2	(4)(15)
		Class A common stock (36,364 shares)		9/23/2013	6.0	2.2	(2)

					17.2	13.3

					17.2	13.3		0.18%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($3.2 par due 10/2020)	10.84% (Libor + 8.50%/Q)	10/11/2007	3.2	3.2	(3)(15)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	10.7	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	—	—	(2)(8)

					4.2	10.7

Movati Athletic (Group) Inc.(8)(19)	Premier health club operator	First lien senior secured loan ($0.5 par due 10/2022)	6.50% (CIBOR + 4.50%/Q)	10/5/2017	0.6	0.5	(2)(15)
		First lien senior secured loan ($2.8 par due 10/2022)	6.50% (CIBOR + 4.50%/Q)	10/5/2017	3.0	2.8	(2)(15)

					3.6	3.3

Sunshine Sub, LLC(19)	Premier health club operator	First lien senior secured loan ($9.8 par due 5/2024)	7.27% (Libor + 4.75%/M)	5/25/2018	9.8	9.7	(2)(15)

Taymax Group Acquisition, LLC and TCP Fit Parent, L.P.(19)	Planet Fitness franchisee	First lien senior secured revolving loan ($0.1 par due 7/2024)	7.10% (Libor + 4.75%/M)	7/31/2018	0.1	0.1	(2)(15)
		First lien senior secured revolving loan ($0.1 par due 7/2024)	6.89% (Libor + 4.75%/M)	7/31/2018	0.1	0.1	(2)(15)
		First lien senior secured loan ($4.3 par due 7/2025)	7.55% (Libor + 4.75%/Q)	7/31/2018	4.3	4.2	(2)(15)
		Class A units (30,000 units)		7/31/2018	3.0	3.3

					7.5	7.7

					28.3	34.6		0.47%

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hotel Services
Pyramid Management Advisors, LLC and Pyramid Investors, LLC(19)	Hotel Operator	First lien senior secured revolving loan ($1.7 par due 7/2021)	9.21% (Libor + 6.75%/M)	4/12/2018	1.7	1.7	(2)(15)(18)
		First lien senior secured revolving loan ($0.1 par due 7/2021)	9.27% (Libor + 6.75%/M)	4/12/2018	0.1	0.1	(2)(15)(18)
		First lien senior secured loan ($1.5 par due 7/2021)	9.27% (Libor + 6.75%/M)	4/12/2018	1.5	1.5	(2)(15)
		First lien senior secured loan ($17.0 par due 7/2021)	9.27% (Libor + 6.75%/M)	4/12/2018	17.0	17.0	(2)(15)
		Preferred membership units (996,833 units)		7/15/2016	1.0	—	(2)

					21.3	20.3

					21.3	20.3		0.28%

Telecommunications
CHL, LTD.	Repair and service solutions provider for cable, satellite and telecommunications based service providers	Warrant to purchase up to 120,000 shares of Series A common stock (expires 5/2020)		1/3/2017	—	—
		Warrant to purchase up to 280,000 shares of Series B common stock (expires 5/2020)		1/3/2017	—	—
		Warrant to purchase up to 80,000 shares of Series C common stock (expires 5/2020)		1/3/2017	—	—

					—	—

Extenet Systems, Inc.(19)	Provider of antenna networks for use by wireless service providers, government agencies, healthcare organizations and other commercial enterprises	First lien senior secured revolving loan	—	2/8/2018	—	—	(17)

LTG Acquisition, Inc.	Designer and manufacturer of display, lighting and passenger communication systems for mass transportation markets	Class A membership units (5,000 units)		1/3/2017	5.1	4.1

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

TowerCo IV Finance LLC(19)	Owner and operator of cellular telecommunications towers	First lien senior secured revolving loan ($7.2 par due 10/2021)	6.01% (Libor + 3.50%/M)	2/8/2018	7.2	7.2	(2)(15)
		First lien senior secured revolving loan ($1.2 par due 10/2021)	5.85% (Libor + 3.50%/M)	2/8/2018	1.2	1.2	(2)(15)

					8.4	8.4

					13.5	12.5		0.17%

Commercial Real Estate Financial
ACAS Real Estate Holdings Corporation(7)	Real estate holding company	Common stock (1,000 shares)		1/3/2017	2.6	2.0

NECCO Realty Investments LLC(7)	Real estate holding company	Membership units (7,450 units)		1/3/2017	—	—

					2.6	2.0		0.03%

Company(1)	Business Description	Investment	Interest(5)(10)	Acquisition Date	Amortized Cost	Fair Value	Percentage of Net Assets
Housing and Building Materials
Halex Holdings, Inc.(7)(19)	Manufacturer of flooring installation products	First lien senior secured revolving loan ($1.9 par due 12/2018)	—	1/24/2017	1.9	—
		Common stock (51,853 shares)		1/3/2017	—	—

					1.9	—

					1.9	—	0.00%

Total Investments					$12,753.8	$12,416.7	170.17%

Derivative Instruments

Foreign currency forward contracts

Description	Notional Amount to be Purchased	Notional Amount to be sold		Counterparty	Settlement Date	Unrealized Appreciation / (Depreciation)
Foreign currency forward contract	$4	CAD	5	Bank of Montreal	1/4/2019	$—
Foreign currency forward contract	$7	CAD	9	Bank of Montreal	1/14/2019	—
Foreign currency forward contract	$78	CAD	103	Bank of Montreal	2/15/2019	2
Foreign currency forward contract	$25	CAD	33	Bank of Montreal	3/22/2019	—
Foreign currency forward contract	$17		€15	Bank of Montreal	1/14/2019	—
Foreign currency forward contract	$1		€1	Bank of Montreal	2/15/2019	—
Foreign currency forward contract	$27		€24	Bank of Montreal	3/6/2019	—
Foreign currency forward contract	$94		£72	Bank of Montreal	2/15/2019	2

Total						$4

Interest rate swap

Description	Payment Terms		Counterparty	Maturity Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation / (Depreciation)
Interest rate swap	Pay fixed 2.0642%	Receive Floating One-Month LIBOR of 2.44%	Bank of Montreal	January 4, 2021	$395	$4	$—	$4

Total								$4

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2018 represented 170% of the Company's net assets or 96% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
Investments without an interest rate are non-income producing

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions as of and during the year ended December 31, 2018 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

	For the Year Ended December 31, 2018									As of December 31, 2018
(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)	Fair Value
Blue Wolf Capital Fund II, L.P.	$—	$1.4	$—	$—	$—	$—	$—	$—	$0.3	$2.5
Campus Management Acquisition Corp.	$—	$—	$10.5	$—	$—	$—	$—	$3.2	$(0.5)	$0.1
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	$18.8	$7.3	$—	$2.4	$—	$—	$0.2	$—	$(1.0)	$39.0
ESCP PPG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(0.4)	$2.4
European Capital UK SME Debt LP	$7.2	$9.7	$—	$—	$—	$2.0	$—	$—	$0.3	$39.5
Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Imperial Capital Private Opportunities, LP	$0.1	$1.1	$—	$—	$—	$2.1	$—	$12.0	$(13.9)	$—
Ioxus, Inc	$—	$4.4	$—	$1.0	$—	$—	$—	$0.1	$(0.1)	$7.0
NSI Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Panda Temple Power, LLC and T1 Power Holdings LLC	$—	$0.4	$—	$0.7	$—	$—	$—	$—	$3.2	$21.9
Partnership Capital Growth Fund I, L.P.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1
PCG-Ares Sidecar Investment, L.P.	$0.1	$—	$—	$—	$—	$—	$—	$—	$(0.9)	$4.4
PCG-Ares Sidecar Investment II, L.P.	$—	$0.9	$—	$—	$—	$—	$—	$—	$6.7	$17.4
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$3.1	$—	$0.1	$—	$—	$—	$0.2	$(1.0)	$8.3
PIH Corporation and Primrose Holding Corporation	$—	$—	$—	$0.2	$—	$—	$—	$—	$5.2	$25.6
Qualium Investissement	$—	$0.7	$—	$—	$—	$—	$—	$0.9	$(0.7)	$—
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$12.0	$—	$—	$0.3	$—	$(4.6)	$81.5
Things Remembered, Inc. and TRM Holdco Corp.	$3.0	$1.6	$17.8	$0.1	$—	$—	$—	$(15.9)	$15.1	$—
UL Holding Co., LLC	$—	$—	$—	$3.5	$—	$—	$—	$—	$(3.7)	$42.2

	$29.2	$30.6	$28.3	$20.0	$—	$4.1	$0.5	$0.5	$4.0	$291.9

(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

(including through a management agreement). Transactions as of and during the year ended December 31, 2018 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

	For the Year Ended December 31, 2018									As of December 31, 2018
(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)	Fair Value
ACAS Equity Holdings Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.4
ACAS Real Estate Holdings Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(0.2)	$2.0
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$—	$—	$—	$1.0	$—	$—	$—	$—	$(11.2)	$5.5
Alcami Holdings, LLC	$4.4	$125.1	$166.1	$19.5	$—	$—	$8.0	$323.9	$(166.8)	$—
Ares IIIR/IVR CLO Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Callidus Capital Corporation	$—	$—	$3.0	$—	$—	$—	$—	$(0.8)	$1.3	$—
Champion Parent Corporation and Calera XVI, LLC	$—	$0.8	$—	$—	$—	$—	$—	$(0.7)	$0.6	$—
CoLTS 2005-1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
CoLTS 2005-2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Columbo Midco Limited, Columbo Bidco Limited and Columbo Topco Limited	$—	$—	$27.9	$—	$—	$—	$—	$6.2	$(12.7)	$—
CSHM LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Eckler Industries, Inc. and Eckler Purchaser LLC	$1.3	$—	$—	$—	$—	$—	$—	$(2.0)	$5.4	$22.7
ETG Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fashion Holding Luxembourg SCA (Modacin/Camaeiu)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
FPI Holding Corporation	$—	$0.4	$—	$—	$—	$—	$—	$(0.4)	$1.0	$—
Halex Holdings, Inc.	$0.8	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1
Imaging Business Machines, L.L.C. and Scanner Holdings Corporation	$—	$—	$—	$2.4	$—	$—	$0.6	$—	$3.4	$24.6
Ivy Hill Asset Management, L.P.	$263.0	$63.0	$—	$1.0	$—	$58.0	$—	$—	$2.8	$517.9
Joyce Lane Capital LLC	$0.8	$26.2	$—	$0.6	$—	$—	$—	$(5.9)	$(3.0)	$3.9
LLSC Holdings Corporation (dba Lawrence Merchandising Services)	$—	$17.4	$—	$—	$—	$—	$—	$—	$(0.3)	$0.4
Miles 33 (Finance) Limited	$—	$15.0	$—	$1.6	$—	$—	$—	$(4.3)	$(3.9)	$—
Montgomery Lane, LLC and Montgomery Lane, Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$(0.6)	$—
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Navisun LLC and Navisun Holdings LLC	$23.5	$—	$—	$1.3	$0.3	$0.2	$0.2	$—	$—	$27.9
NECCO Holdings, Inc. and New England Confectionery Company, Inc.	$14.4	$14.7	$—	$—	$—	$—	$—	$—	$(5.7)	$4.6
NECCO Realty Investments LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.4
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rug Doctor, LLC and RD Holdco Inc.	$—	$—	$—	$2.1	$—	$—	$—	$—	$0.3	$28.1
S Toys Holdings LLC (fka The Step2 Company, LLC)	$—	$—	$—	$—	$—	$—	$—	$—	$(0.1)	$0.4
Senior Direct Lending Program, LLC	$252.2	$87.6	$—	$86.9	$11.6	$—	$4.2	$—	$—	$651.7
Singer Sewing Company, SVP-Singer Holdings, LLC and SVP-Singer Holdings LP	$98.0	$21.5	$—	$13.6	$1.3	$—	$4.6	$—	$(6.8)	$235.6
Soil Safe, Inc. and Soil Safe Acquisition Corp.	$—	$4.0	$—	$14.8	$—	$—	$0.4	$—	$6.2	$120.7
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$0.1	$—	$—	$—	$—	$—	$—	$—	$—

	$658.4	$375.8	$197.0	$144.8	$13.2	$58.2	$18.0	$316.0	$(190.2)	$1,646.9

*
Together with Varagon Capital Partners ("Varagon") and its clients, the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4 to the consolidated financial statements).
(8)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets. Pursuant to Section 55(a) of the Investment Company Act, 14% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2018.

(9)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(10)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(11)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $69.5 in aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $38.7 in aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
The Company sold a participating interest of approximately $2.0 in aggregate principal amount of the portfolio company's first lien senior secured term loan. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Company recorded a corresponding $2.0 secured borrowing included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

(14)
Loan was on non-accrual status as of December 31, 2018.

(15)
Loan includes interest rate floor feature.

(16)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(17)
As of December 31, 2018, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(18)
As of December 31, 2018, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(19)
As of December 31, 2018, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
1A Smart Start, LLC	$3.5	$(0.1)	$3.4	$—	$—	$3.4
42 North Dental, LLC (fka Gentle Communications, LLC)	5.0	—	5.0	—	—	5.0
A.U.L. Corp.	1.2	—	1.2	—	—	1.2
Accommodations Plus Technologies LLC	4.1	—	4.1	—	—	4.1
Achilles Acquisition LLC	12.4	—	12.4	—	—	12.4
ADCS Billings Intermediate Holdings, LLC	5.0	(1.3)	3.7	—	—	3.7
ADF Capital, Inc.	1.3	—	1.3	—	—	1.3
ADG, LLC	13.7	(11.2)	2.5	—	—	2.5
Alcami Corporation	29.0	(3.5)	25.5	—	—	25.5
AMCP Clean Intermediate, LLC	4.7	(1.2)	3.5	—	—	3.5
American Academy Holdings, LLC	7.0	(0.9)	6.1	—	—	6.1
AMZ Holding Corp.	3.4	—	3.4	—	—	3.4
Apex Clean Energy Holdings, LLC	5.0	(5.0)	—	—	—	—
Avetta, LLC	7.0	—	7.0	—	—	7.0
Bambino CI Inc.	9.6	(0.3)	9.3	—	—	9.3
Blue Campaigns Intermediate Holding Corp.	3.0	—	3.0	—	—	3.0
Cadence Aerospace, LLC	14.3	(0.5)	13.8	—	—	13.8
Capstone Logistics Acquisition, Inc.	2.0	(0.9)	1.1	—	—	1.1
Care Hospice, Inc	2.3	(0.3)	2.0	—	—	2.0
CB Trestles OpCo, LLC	32.2	—	32.2	—	—	32.2
CCS-CMGC Holdings, Inc.	12.0	(7.9)	4.1	—	—	4.1
Center for Autism and Related Disorders, LLC	8.5	(0.4)	8.1	—	—	8.1
Centric Brands Inc.	—	—	—	—	—	—
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Chesapeake Research Review, LLC	5.8	—	5.8	—	—	5.8
Clearwater Analytics, LLC	5.0	—	5.0	—	—	5.0
Command Alkon Incorporated	6.3	(3.0)	3.3	—	—	3.3
Comprehensive EyeCare Partners, LLC	3.7	(0.2)	3.5	—	—	3.5
Corepoint Health, LLC	4.3	—	4.3	—	—	4.3
Cozzini Bros., Inc. and BH-Sharp Holdings LP	24.2	(1.5)	22.7	—	—	22.7

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	7.5	(0.9)	6.6	—	—	6.6
CST Buyer Company	4.2	—	4.2	—	—	4.2
D4C Dental Brands, Inc.	5.0	(3.3)	1.7	—	—	1.7
DCA Investment Holding, LLC	5.8	(0.4)	5.4	—	—	5.4
DecoPac, Inc.	8.1	—	8.1	—	—	8.1
DFC Global Facility Borrower II LLC	115.0	(94.6)	20.4	—	—	20.4
DGH Borrower LLC	22.5	—	22.5	—	—	22.5
Dorner Holding Corp.	3.3	(0.2)	3.1	—	—	3.1
Doxim Inc.	2.4	—	2.4	—	—	2.4
DRB Holdings, LLC	9.9	(3.3)	6.6	—	—	6.6
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	8.8	(2.2)	6.6	—	—	6.6
Eckler Industries, Inc.	2.0	(1.3)	0.7	(0.8)	—	(0.1)
Emergency Communications Network, LLC	6.5	—	6.5	—	—	6.5
Emerus Holdings, Inc.	4.5	(3.0)	1.5	—	—	1.5
EN Engineering, LLC	5.0	—	5.0	—	—	5.0
Entertainment Partners, LLC and Entertainment Partners Canada Inc.	28.0	—	28.0	—	—	28.0
Episerver, Inc.	10.3	—	10.3	—	—	10.3
ExteNet Systems, Inc.	2.0	—	2.0	—	—	2.0
Ferraro Fine Foods Corp.	9.8	(1.3)	8.5	—	—	8.5
Flinn Scientific, Inc.	10.0	—	10.0	—	—	10.0
Flow Control Solutions, Inc.	14.4	(0.4)	14.0	—	—	14.0
FM:Systems Group, LLC	1.4	—	1.4	—	—	1.4
Foundation Risk Partners, Corp.	25.0	—	25.0	—	—	25.0
Frontline Technologies Group Holding LLC	8.4	—	8.4	—	—	8.4
FWR Holding Corporation	2.1	(0.8)	1.3	—	—	1.3
Garden Fresh Restaurant Corp.	7.5	(3.5)	4.0	—	—	4.0
GB Auto Service, Inc.	34.4	—	34.4	—	—	34.4
Genesis Acquisition Co.	9.4	—	9.4	—	—	9.4
GraphPAD Software, LLC	1.1	—	1.1	—	—	1.1
GTCR-Ultra Acquisition, Inc. and GTCR-Ultra Holdings, LLC	2.0	—	2.0	—	—	2.0
HAI Acquisition Corporation	19.0	—	19.0	—	—	19.0
Halex Holdings, Inc.	2.0	(1.9)	0.1	—	—	0.1
Harvey Tool Company, LLC	38.7	(0.7)	38.0	—	—	38.0
Help/Systems Holdings, Inc.	5.0	(1.0)	4.0	—	—	4.0
Hometown Food Company	3.9	—	3.9	—	—	3.9
Hygiena Borrower LLC	12.4	(0.2)	12.2	—	—	12.2
IMIA Holdings, Inc.	9.9	(0.4)	9.5	—	—	9.5
Implementation Management Assistance, LLC	16.6	(5.5)	11.1	—	—	11.1
Infilaw Holding, LLC	6.2	(6.2)	—	—	—	—
Infinite Electronics International, Inc.	3.0	—	3.0	—	—	3.0
Infogix, Inc.	5.3	—	5.3	—	—	5.3
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
JDC Healthcare Management, LLC	9.8	(0.8)	9.0	—	—	9.0
Jim N Nicks Management, LLC	9.7	(2.8)	6.9	—	—	6.9
Joyce Lane Capital LLC and Joyce Lane Financing SPV LLC (fka Ciena Capital LLC)	1.3	—	1.3	—	—	1.3
Kaufman, Hall & Associates, LLC	8.0	—	8.0	—	—	8.0
KBHS Acquisition, LLC (d/b/a Alita Care, LLC)	5.0	(4.6)	0.4	—	—	0.4
Key Surgical LLC	2.8	—	2.8	—	—	2.8
KHC Holdings, Inc.	6.9	(0.7)	6.2	—	—	6.2
Labstat International Inc.	3.8	—	3.8	—	—	3.8
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Liaison Acquisition, LLC	3.9	—	3.9	—	—	3.9
Lone Wolf Real Estate Technologies Inc.	3.0	—	3.0	—	—	3.0
Mac Lean-Fogg Company	24.2	—	24.2	—	—	24.2
Magento, Inc.	7.5	(0.2)	7.3	—	—	7.3
Masergy Holdings, Inc.	2.5	(0.2)	2.3	—	—	2.3
Massage Envy, LLC	11.2	—	11.2	—	—	11.2
Mavis Tire Express Services Corp.	23.3	—	23.3	—	—	23.3
MB2 Dental Solutions, LLC	3.5	(2.7)	0.8	—	—	0.8
McKenzie Sports Products, LLC	4.5	(2.9)	1.6	—	—	1.6
Ministry Brands, LLC	28.6	—	28.6	—	—	28.6
Movati Athletic (Group) Inc.	2.3	—	2.3	—	—	2.3
MSHC, Inc.	18.9	(1.6)	17.3	—	—	17.3
Murchison Oil and Gas, LLC	20.0	—	20.0	—	—	20.0
MW Dental Holding Corp.	17.1	(7.0)	10.1	—	—	10.1
National Intergovernmental Purchasing Alliance Company	9.0	—	9.0	—	—	9.0
Navisun LLC	20.8	—	20.8	—	—	20.8
NECCO Holdings, Inc.	25.0	(19.9)	5.1	(5.1)	—	—

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
NM GRC HOLDCO, LLC	1.4	—	1.4	—	—	1.4
NMC Skincare Intermediate Holdings II, LLC	17.4	—	17.4	—	—	17.4
NMN Holdings III Corp	12.5	—	12.5	—	—	12.5
Nordco Inc.	12.5	(1.3)	11.2	—	—	11.2
NSM Sub Holdings Corp.	6.6	—	6.6	—	—	6.6
NueHealth Performance, LLC	7.0	—	7.0	—	—	7.0
Osmose Utilities Services, Inc.	6.0	(2.5)	3.5	—	—	3.5
OTG Management, LLC	16.3	(10.0)	6.3	—	—	6.3
Paper Source, Inc.	2.5	(1.9)	0.6	—	—	0.6
Park Place Technologies, LLC	5.4	—	5.4	—	—	5.4
Pathway Vet Alliance LLC	163.8	—	163.8	—	—	163.8
Payment Alliance International, Inc.	4.2	(3.4)	0.8	—	—	0.8
PDI TA Holdings, Inc.	21.4	—	21.4	—	—	21.4
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
PIH Corporation and Primrose Holding Corporation	3.3	(1.0)	2.3	—	—	2.3
Practice Insight, LLC	2.9	—	2.9	—	—	2.9
Premise Health Holding Corp.	40.0	(6.0)	34.0	—	—	34.0
Pyramid Management Advisors, LLC	5.5	(1.9)	3.6	—	—	3.6
QC Supply, LLC	17.9	(9.0)	8.9	—	—	8.9
R1 RCM Inc.	10.0	—	10.0	—	—	10.0
Raptor Technologies, LLC	10.1	—	10.1	—	—	10.1
RecoveryDirect Acquisition, L.L.C.	8.0	—	8.0	—	—	8.0
Retriever Medical/Dental Payments LLC	3.5	—	3.5	—	—	3.5
Rialto Management Group, LLC	1.0	—	1.0	—	—	1.0
RMP Group, Inc.	1.8	—	1.8	—	—	1.8
RuffaloCODY, LLC	7.7	(0.2)	7.5	—	—	7.5
Salter Labs	1.7	(1.0)	0.7	—	—	0.7
Sanders Industries Holdings, Inc.	10.0	—	10.0	—	—	10.0
SCM Insurance Services Inc.	4.0	(2.4)	1.6	—	—	1.6
SCSG EA Acquisition Company, Inc.	4.0	(0.2)	3.8	—	—	3.8
SecurAmerica, LLC	20.8	—	20.8	—	—	20.8
Securelink, Inc	3.0	—	3.0	—	—	3.0
Severin Acquisition, LLC	9.0	—	9.0	—	—	9.0
SFE Intermediate Holdco LLC	10.2	—	10.2	—	—	10.2
Shift PPC LLC	4.4	—	4.4	—	—	4.4
Singer Sewing Company	90.0	(77.9)	12.1	—	—	12.1
SiroMed Physician Services, Inc.	7.1	—	7.1	—	—	7.1
Siteworx Holdings, LLC	1.5	(1.5)	—	—	—	—
SM Wellness Holdings, Inc.	10.5	—	10.5	—	—	10.5
Soil Safe, Inc. and Soil Safe Acquisition Corp.	10.5	(3.6)	6.9	—	—	6.9
Sonny's Enterprises, LLC	3.6	(0.2)	3.4	—	—	3.4
Sovos Brands Intermediate, Inc.	4.3	—	4.3	—	—	4.3
SpareFoot, LLC	1.4	(0.3)	1.1	—	—	1.1
Sparta Systems, Inc.	6.5	—	6.5	—	—	6.5
Spectra Finance, LLC	24.1	(5.5)	18.6	—	—	18.6
St. Croix Acquisition Corp.	2.0	—	2.0	—	—	2.0
Storm UK Holdco Limited and Storm US Holdco Inc.	1.1	—	1.1	—	—	1.1
Sunk Rock Foundry Partners LP	10.0	(2.6)	7.4	—	—	7.4
Sunshine Sub, LLC	7.7	—	7.7	—	—	7.7
Symmetry Surgical Inc.	3.1	—	3.1	—	—	3.1
Synergy HomeCare Franchising, LLC	4.2	—	4.2	—	—	4.2
Syntax USA Acquisition Corporation	3.3	(1.8)	1.5	—	—	1.5
Taymax Group Holdings, LLC	3.2	(0.2)	3.0	—	—	3.0
TDG Group Holding Company	20.7	(0.1)	20.6	—	—	20.6
Teasdale Foods, Inc.	0.8	(0.7)	0.1	—	—	0.1
Telestream Holdings Corporation	2.3	(0.6)	1.7	—	—	1.7
Teligent, Inc.	22.8	—	22.8	—	—	22.8
Tidi Products, LLC	2.3	—	2.3	—	—	2.3
Total Community Options, Inc.	4.2	—	4.2	—	—	4.2
Touchstone Acquisition, Inc.	11.2	—	11.2	—	—	11.2
Towerco IV Finance, LLC	17.0	(8.4)	8.6	—	—	8.6
TPTM Merger Corp.	4.3	—	4.3	—	—	4.3
TU BidCo, Inc.	18.5	—	18.5	—	—	18.5
U.S. Acute Care Solutions, LLC	1.7	—	1.7	—	—	1.7
United Digestive MSO Parent, LLC	17.2	—	17.2	—	—	17.2
Urgent Cares of America Holdings I, LLC	10.0	—	10.0	—	—	10.0
Utility Pipeline, LTD.	3.0	(0.1)	2.9	—	—	2.9
Vela Trading Technologies, LLC	3.5	(0.5)	3.0	—	—	3.0
Verscend Holding Corp.	22.5	—	22.5	—	—	22.5
Veson Nautical LLC	2.5	—	2.5	—	—	2.5
Visual Edge Technology, Inc.	0.8	—	0.8	—	—	0.8
VLS Recovery Services, LLC	20.6	(3.5)	17.1	—	—	17.1
VRC Companies, LLC	3.1	(0.8)	2.3	—	—	2.3

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
WatchFire Enterprises, Inc.	2.0	—	2.0	—	—	2.0
West Dermatology, LLC	18.3	(5.0)	13.3	—	—	13.3
WIRB—Copernicus Group, Inc	3.0	—	3.0	—	—	3.0
Woodstream Group, Inc. and Woodstream Corporation	4.7	—	4.7	—	—	4.7
Worldwide Facilities LLC	2.3	(0.4)	1.9	—	—	1.9
Wrench Group LLC	2.8	—	2.8	—	—	2.8
WSHP FC Acquisition LLC	5.8	(3.3)	2.5	—	—	2.5
XIFIN, Inc.	4.6	—	4.6	—	—	4.6
Zemax Software Holdings, LLC	4.1	—	4.1	—	—	4.1
Zywave, Inc.	11.5	(6.3)	5.2	—	—	5.2

	$1,915.3	$(376.9)	$1,538.4	$(5.9)	$—	$1,532.5

(20)
As of December 31, 2018, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

(in millions) Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.9)	$0.1	$—	$0.1
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(12.4)	37.6	(37.6)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(2.0)	—	—	—
European Capital UK SME Debt LP	57.4	(53.9)	3.5	(3.5)	—

	$114.4	$(73.2)	$41.2	$(41.1)	$0.1

(21)
As of December 31, 2018, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $39. See Note 4 to the consolidated financial statements for more information on the SDLP.

(22)
Other than the investments noted by this footnote, the fair value of the Company's investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 8 to the consolidated financial statements for more information regarding the fair value of the Company's investments.

(23)
As of December 31, 2018, the net estimated unrealized loss for federal tax purposes was $0.6 billion based on a tax cost basis of $13.0 billion. As of December 31, 2018, the estimated aggregate gross unrealized loss for federal income tax purposes was $0.9 billion and the estimated aggregate gross unrealized gain for federal income tax purposes was $0.3 billion.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2017
(dollar amounts in millions)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($18.8 par due 1/2022)	11.08% (Libor + 9.39%/Q)	1/5/2016	$18.8	$17.6	(2)(17)
		First lien senior secured loan ($5.0 par due 1/2022)	11.08% (Libor + 9.39%/Q)	1/5/2016	5.0	4.7	(4)(17)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	0.9	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					27.8	23.2

Acessa Health Inc. (fka HALT Medical, Inc.)	Medical supply provider	Common stock (569,823 shares)		6/22/2017	0.1	—

ADCS Billings Intermediate Holdings, LLC(21)	Dermatology practice	First lien senior secured revolving loan	—	5/18/2016	—	—	(19)

ADG, LLC and RC IV GEDC Investor LLC(21)	Dental services provider	First lien senior secured revolving loan ($1.0 par due 9/2022)	6.14% (Libor + 4.75%/Q)	9/28/2016	1.0	1.0	(2)(17)
		First lien senior secured revolving loan ($1.4 par due 9/2022)	6.24% (Libor + 4.75%/Q)	9/28/2016	1.4	1.3	(2)(17)
		First lien senior secured revolving loan ($8.5 par due 9/2022)	6.32% (Libor + 4.75%/Q)	9/28/2016	8.5	8.3	(2)(17)
		First lien senior secured revolving loan ($0.6 par due 9/2022)	8.25% (Base Rate + 3.75%/Q)	9/28/2016	0.6	0.6	(2)(17)
		Second lien senior secured loan ($87.5 par due 3/2024)	10.57% (Libor + 9.00%/Q)	9/28/2016	87.5	81.4	(2)(17)
		Membership units (3,000,000 units)		9/28/2016	3.0	1.9	(2)

					102.0	94.5

Alcami Holdings, LLC(8)(21)	Outsourced drug development services provider	First lien senior secured revolving loan ($2.0 par due 10/2019)	6.89% (Libor + 5.50%/Q)	1/3/2017	2.0	2.0	(2)(17)
		First lien senior secured revolving loan ($15.9 par due 10/2019)	6.96% (Libor + 5.50%/Q)	1/3/2017	15.9	15.9	(2)(17)
		First lien senior secured revolving loan ($7.7 par due 10/2019)	7.06% (Libor + 5.50%/Q)	1/3/2017	7.7	7.7	(2)(17)
		First lien senior secured loan ($10.0 par due 10/2020)	7.07% (Libor + 5.50%/Q)	1/3/2017	10.0	10.0	(2)(17)
		First lien senior secured loan ($95.7 par due 10/2020)	7.07% (Libor + 5.50%/Q)	1/3/2017	95.7	95.7	(3)(17)
		First lien senior secured loan ($0.2 par due 10/2020)	11.00% (Base Rate + 6.50%/Q)	1/3/2017	0.2	0.2	(3)(17)
		Senior subordinated loan ($30.0 par due 10/2020)	11.75%	1/3/2017	30.0	30.0	(2)
		Senior subordinated loan ($30.0 par due 10/2020)	12.00%	1/3/2017	30.0	30.0	(2)
		Senior subordinated loan ($25.0 par due 10/2020)	12.25%	1/3/2017	25.0	25.0	(2)
		Senior subordinated loan ($36.1 par due 10/2020)	14.75% PIK	1/3/2017	36.1	36.1	(2)
		Senior subordinated loan ($36.6 par due 10/2020)	15.25% PIK	1/3/2017	22.8	36.6	(2)
		Series R preferred membership units (30,000 units)		1/3/2017	—	54.1
		Series R-2 preferred membership units (54,936 units)		1/3/2017	—	99.0

					275.4	442.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Alegeus Technologies Holdings Corp.	Benefits administration and transaction processing provider	Preferred stock (2,997 shares)		12/13/2013	3.1	2.8
		Common stock (3 shares)		12/13/2013	—	—

					3.1	2.8

Alteon Health, LLC	Provider of physician management services	First lien senior secured loan ($3.5 par due 9/2022)	7.00% (Libor + 5.50%/Q)	5/15/2017	3.5	3.3	(2)(17)

American Academy Holdings, LLC(21)	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($0.9 par due 12/2022)	9.75% (Base Rate + 5.25%/Q)	12/15/2017	0.9	0.9	(2)(17)
		First lien senior secured loan ($0.5 par due 12/2022)	7.84% (Libor + 6.25%/Q)	12/15/2017	0.5	0.5	(2)(17)
		First lien senior secured loan ($199.8 par due 12/2022)	8.01% (Libor + 6.25%/Q)	12/15/2017	199.8	197.8	(2)(17)
		Senior subordinated loan ($75.0 par due 6/2023)	15.76% (Libor + 14.00%/Q)	12/15/2017	75.0	73.5	(2)(17)

					276.2	272.7

Argon Medical Devices, Inc.	Manufacturer and marketer of single-use specialty medical devices	Second lien senior secured loan ($9.0 par due 6/2022)	11.07% (Libor + 9.50%/Q)	12/23/2015	8.8	9.0	(2)(17)

AwarePoint Corporation	Healthcare technology platform developer	First lien senior secured loan ($8.1 par due 12/2019)	13.98% (Libor + 12.50%/M)	9/5/2014	8.0	6.5	(2)(15)(17)
		Warrant to purchase up to 3,213,367 shares of Series 1 preferred stock (expires 9/2024)		11/14/2014	—	0.4	(2)

					8.0	6.9

Bambino CI Inc.(21)	Manufacturer and provider of single-use obstetrics products	First lien senior secured revolving loan ($1.1 par due 10/2022)	7.49% (Libor + 6.00%/Q)	10/17/2017	1.1	1.1	(2)(17)
		First lien senior secured loan ($43.7 par due 10/2023)	7.49% (Libor + 6.00%/Q)	10/17/2017	43.7	43.3	(2)(17)

					44.8	44.4

CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC(21)	Correctional facility healthcare operator	First lien senior secured revolving loan ($4.5 par due 7/2019)	5.69% (Libor + 4.00%/Q)	7/23/2014	4.5	4.1	(2)(17)(20)
		First lien senior secured loan ($6.5 par due 7/2021)	5.69% (Libor + 4.00%/Q)	7/23/2014	6.5	5.9	(2)(17)
		Second lien senior secured loan ($135.0 par due 7/2022)	9.86% (Libor + 8.38%/Q)	7/23/2014	134.2	112.0	(2)(17)
		Class A units (1,000,000 units)		8/19/2010	—	0.9	(2)

					145.2	122.9

Correctional Medical Group Companies, Inc.	Correctional facility healthcare operator	First lien senior secured loan ($48.8 par due 9/2021)	9.62% (Libor + 8.62%/Q)	9/29/2015	48.8	48.8	(3)(17)
		First lien senior secured loan ($3.1 par due 9/2021)	9.62% (Libor + 8.62%/Q)	9/29/2015	3.1	3.1	(2)(17)

					51.9	51.9

CSHM LLC(8)	Dental services provider	Class A membership units (1,979 units)		1/3/2017	—	—

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(21)	Dental services provider	Class A preferred units (1,000,000 units)		12/21/2016	1.0	1.1	(2)

DCA Investment Holding, LLC(21)	Multi-branded dental practice management	First lien senior secured revolving loan	—	7/2/2015	—	—	(19)
		First lien senior secured loan ($18.7 par due 7/2021)	6.94% (Libor + 5.25%/Q)	7/2/2015	18.6	18.4	(4)(17)

					18.6	18.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Drayer Physical Therapy Institute LLC	Outpatient physical therapy provider	First lien senior secured loan ($12.3 par due 7/2018)	10.50% (Base Rate + 6.00%/Q)	7/26/2017	12.3	12.3	(2)(17)
		First lien senior secured loan ($114.6 par due 7/2018)	10.50% (Base Rate + 6.00%/Q)	7/26/2017	114.6	114.6	(2)(17)

					126.9	126.9

Emerus Holdings, Inc.(21)	Freestanding 24-hour emergency care micro-hospitals operator	First lien senior secured revolving loan ($0.3 par due 9/2020)	8.00% (Base Rate + 3.50%/Q)	3/14/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($2.3 par due 9/2021)	6.07% (Libor + 4.50%/Q)	3/14/2017	2.0	2.1	(2)(17)

					2.3	2.4

GHX Ultimate Parent Corporation, Commerce Parent, Inc. and Commerce Topco, LLC	On-demand supply chain automation solutions provider to the healthcare industry	Second lien senior secured loan ($103.7 par due 6/2025)	9.69% (Libor + 8.00%/Q)	6/30/2017	102.8	103.7	(2)(17)
		Series A perpetual preferred stock (110,425 shares)	12.44% PIK (Libor + 10.75%/Q)	6/30/2017	117.4	117.4	(2)(17)
		Class A units (14,013,303 units)		6/30/2017	14.0	16.9	(2)

					234.2	238.0

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	Limited partnership interest (99.90% interest)		12/19/2014	1.0	2.4	(2)

Heartland Dental, LLC	Detanl services provider	Second lien senior secured loan ($27.8 par due 7/2024)	9.75% (Libor + 8.50%/Q)	7/31/2017	27.4	27.8	(2)(17)

Hygiena Borrower LLC(21)	Adenosine triphosphate testing technology provider	Second lien senior secured loan ($10.0 par due 8/2023)	10.69% (Libor + 9.00%/Q)	8/26/2016	10.0	10.0	(2)(17)
		Second lien senior secured loan ($10.7 par due 8/2023)	10.69% (Libor + 9.00%/Q)	2/27/2017	10.7	10.7	(2)(17)

					20.7	20.7

Intermedix Corporation	Revenue cycle management provider to the emergency healthcare industry	First lien senior secured loan ($72.3 par due 12/2019)	6.16% (Libor + 4.75%/Q)	7/26/2017	72.3	70.8	(2)(17)
		First lien senior secured loan ($35.2 par due 12/2019)	6.16% (Libor + 4.75%/Q)	7/26/2017	35.2	34.5	(3)(17)
		First lien senior secured loan ($9.3 par due 12/2019)	6.16% (Libor + 4.75%/Q)	7/26/2017	9.3	9.1	(4)(17)
		First lien senior secured loan ($80.8 par due 12/2019)	6.35% (Libor + 4.75%/Q)	7/26/2017	80.8	79.2	(2)(17)
		First lien senior secured loan ($39.3 par due 12/2019)	6.35% (Libor + 4.75%/Q)	7/26/2017	39.3	38.5	(3)(17)
		First lien senior secured loan ($10.4 par due 12/2019)	6.35% (Libor + 4.75%/Q)	7/26/2017	10.4	10.2	(4)(17)
		Second lien senior secured loan ($112.0 par due 6/2020)	9.94% (Libor + 8.25%/Q)	12/27/2012	112.0	107.5	(2)(17)

					359.3	349.8

JDC Healthcare Management, LLC(21)	Dental services provider	First lien senior secured revolving loan ($1.5 par due 4/2022)	7.82% (Libor + 6.25%/Q)	4/10/2017	1.5	1.5	(2)(17)
		First lien senior secured loan ($9.9 par due 4/2023)	7.82% (Libor + 6.25%/Q)	4/10/2017	9.9	9.7	(2)(17)
		First lien senior secured loan ($19.9 par due 4/2023)	7.82% (Libor + 6.25%/Q)	4/10/2017	19.9	19.5	(4)(17)

					31.3	30.7

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
KBHS Acquisition, LLC (d/b/a Alita Care, LLC)(21)	Provider of behavioral health services	First lien senior secured revolving loan ($0.2 par due 3/2022)	6.43% (Libor + 5.00%/Q)	3/17/2017	0.2	0.2	(2)(17)
		First lien senior secured revolving loan ($0.1 par due 3/2022)	6.46% (Libor + 5.00%/Q)	3/17/2017	0.1	0.1	(2)(17)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	6.50% (Libor + 5.00%/Q)	3/17/2017	0.2	0.2	(2)(17)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	6.56% (Libor + 5.00%/Q)	3/17/2017	0.2	0.2	(2)(17)
		First lien senior secured revolving loan ($0.8 par due 3/2022)	6.57% (Libor + 5.00%/Q)	3/17/2017	0.8	0.8	(2)(17)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	8.50% (Base Rate + 4.00%/Q)	3/17/2017	0.3	0.3	(2)(17)

					1.8	1.8

Key Surgical LLC(21)	Provider of sterile processing, operating room and instrument care supplies for hospitals	First lien senior secured revolving loan ($0.9 par due 6/2022)	6.35% (Libor + 4.75%/Q)	6/1/2017	0.9	0.9	(2)(17)
		First lien senior secured loan ($18.0 par due 6/2023)	5.75% (EURIBOR + 4.75%/Q)	6/1/2017	16.9	18.0	(2)(17)
		First lien senior secured loan ($4.4 par due 6/2023)	6.23% (Libor + 4.75%/Q)	6/1/2017	4.3	4.4	(4)(17)

					22.1	23.3

MB2 Dental Solutions, LLC(21)	Dental services provider	First lien senior secured revolving loan ($1.3 par due 9/2023)	8.25% (Base Rate + 3.75%/Q)	9/29/2017	1.3	1.3	(2)(17)
		First lien senior secured loan ($4.7 par due 9/2023)	6.44% (Libor + 4.75%/Q)	9/29/2017	4.7	4.7	(2)(17)

					6.0	6.0

MCH Holdings, Inc. and MC Acquisition Holdings I, LLC	Healthcare professional provider	First lien senior secured loan ($65.3 par due 1/2020)	6.96% (Libor + 5.50%/Q)	7/26/2017	65.3	64.6	(2)(17)
		First lien senior secured loan ($79.0 par due 1/2020)	7.07% (Libor + 5.50%/Q)	7/26/2017	79.0	78.3	(2)(17)
		First lien senior secured loan ($9.0 par due 1/2020)	6.96% (Libor + 5.50%/Q)	7/26/2017	9.0	9.0	(4)(17)
		First lien senior secured loan ($11.0 par due 1/2020)	7.07% (Libor + 5.50%/Q)	7/26/2017	11.0	10.8	(4)(17)
		Class A units (1,438,643 shares)		1/17/2014	1.5	1.0	(2)

					165.8	163.7

MW Dental Holding Corp.(21)	Dental services provider	First lien senior secured revolving loan ($9.7 par due 4/2018)	9.19% (Libor + 7.50%/Q)	4/12/2011	9.7	9.7	(2)(17)
		First lien senior secured loan ($44.4 par due 4/2018)	9.19% (Libor + 7.50%/Q)	4/12/2011	44.4	44.4	(2)(17)
		First lien senior secured loan ($46.8 par due 4/2018)	9.19% (Libor + 7.50%/Q)	4/12/2011	46.8	46.8	(3)(17)
		First lien senior secured loan ($19.3 par due 4/2018)	9.19% (Libor + 7.50%/Q)	4/12/2011	19.3	19.3	(4)(17)

					120.2	120.2

My Health Direct, Inc.	Healthcare scheduling exchange software solution provider	Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
New Trident Holdcorp, Inc. and Trident Holding Company, LLC	Outsourced mobile diagnostic healthcare service provider	First lien senior secured loan ($19.9 par due 7/2019)	7.44% (Libor + 5.75%/Q)	8/1/2013	15.9	16.0	(2)(17)
		Second lien senior secured loan ($80.0 par due 7/2020)	—	8/1/2013	79.3	44.2	(2)(14)(16)
		Senior subordinated loan ($8.9 par due 7/2020)	—	11/29/2017	8.8	—	(2)(16)

					104.0	60.2

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	11.69% (Libor + 10.00%/Q)	4/19/2016	72.8	67.0	(2)(17)
		Class A units (25,277 units)		4/19/2016	2.5	1.3	(2)
					75.3	68.3

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2.3 par due 8/2016)	—	11/12/2015	2.1	—	(2)(16)
		First lien senior secured loan ($10.9 par due 8/2016)	—	4/25/2014	9.7	—	(2)(16)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		5/1/2016	—	—	(2)

					11.8	—

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	11.32% (Libor + 9.75%/Q)	4/20/2016	9.7	10.0	(2)(17)

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC(21)	Provider of technology-enabled solutions to pharmacies	First lien senior secured loan ($5.9 par due 11/2018)	9.19% (Libor + 7.50%/Q)	11/21/2013	5.9	5.9	(4)(17)
		Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.8	(2)

					6.9	6.7

Pathway Partners Vet Management Company LLC(21)	Owner and operator of veterinary hospitals	First lien senior secured loan ($0.3 par due 10/2024)	6.07% (Libor + 4.50%/Q)	10/4/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($6.0 par due 10/2024)	6.07% (Libor + 4.50%/Q)	10/4/2017	6.0	6.0	(2)(17)

					6.3	6.3

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	9.98% (Libor + 8.50%/Q)	9/2/2015	76.4	72.5	(2)(17)

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	10.21% (Libor + 8.75%/Q)	12/18/2015	46.8	45.3	(2)(17)

Practice Insight, LLC(21)	Revenue cycle management provider to the emergency healthcare industry	First lien senior secured revolving loan ($0.6 par due 8/2022)	8.50% (Base Rate + 4.00%/Q)	8/23/2017	0.6	0.6	(2)(17)
		First lien senior secured loan ($12.7 par due 8/2022)	6.48% (Libor + 5.00%/Q)	8/23/2017	12.7	12.7	(2)(17)

					13.3	13.3

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Sarnova HC, LLC, Tri-Anim Health Services, Inc., and BEMS Holdings, LLC	Distributor of emergency medical service and respiratory products	Second lien senior secured loan ($54.0 par due 7/2022)	11.07% (Libor + 9.50%/Q)	1/29/2016	54.0	54.0	(2)(17)

TerSera Therapeutics LLC	Acquirer and developer of specialty therapeutic pharmaceutical products	First lien senior secured loan ($5.3 par due 3/2023)	6.94% (Libor + 5.25%/Q)	5/3/2017	5.2	5.3	(4)(17)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Transaction Data Systems, Inc.	Pharmacy management software provider	Second lien senior secured loan ($35.3 par due 6/2022)	10.35% (Libor + 9.00%/Q)	6/15/2015	35.3	35.3	(2)(17)
		Second lien senior secured loan ($3.8 par due 6/2022)	10.35% (Libor + 9.00%/Q)	12/19/2017	3.8	3.8	(2)(17)

					39.1	39.1

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($71.8 par due 6/2025)	8.82% (Libor + 7.25%/Q)	6/16/2017	70.8	71.8	(2)(17)

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(21)	Operator of urgent care clinics	Preferred units (7,696,613 units)		6/11/2015	7.7	0.5
		Series A common units (2,000,000 units)		6/11/2015	2.0	—
		Series C common units (5,288,427 units)		6/11/2015	—	—

					9.7	0.5

VistaPharm, Inc. and Vertice Pharma UK Parent Limited(21)	Manufacturer and distributor of generic pharmaceutical products	First lien senior secured loan ($7.8 par due 12/2021)	7.86% (Libor + 6.00%/Q)	11/6/2017	7.8	7.7	(2)(17)
		Preferred shares (40,662 shares)		12/21/2015	0.3	0.5	(9)

					8.1	8.2

					2,622.8	2,668.6		37.60%

Business Services
Accruent, LLC, Accruent Holding, LLC and Athena Parent, Inc.(21)	Real estate and facilities management software provider	First lien senior secured revolving loan ($0.7 par due 7/2023)	6.36% (Libor + 4.75%/Q)	7/28/2017	0.7	0.7	(2)(17)
		Second lien senior secured loan ($13.2 par due 7/2024)	10.13% (Libor + 8.75%/Q)	7/28/2017	13.2	13.2	(2)(17)
		Second lien senior secured loan ($0.5 par due 7/2024)	10.36% (Libor + 8.75%/Q)	7/28/2017	0.5	0.5	(2)(17)
		Second lien senior secured loan ($2.6 par due 7/2024)	10.16% (Libor + 8.75%/Q)	7/28/2017	2.6	2.6	(2)(17)
		Second lien senior secured loan ($58.4 par due 7/2024)	10.13% (Libor + 8.75%/Q)	7/28/2017	58.4	58.4	(2)(17)
		Senior subordinated loan ($21.2 par due 7/2025)	11.50% PIK	7/28/2017	21.2	20.4	(2)
		Senior subordinated loan ($75.7 par due 7/2025)	11.50% PIK	7/28/2017	75.7	72.8	(2)
		Common stock (3,464 shares)		5/16/2016	3.6	2.7	(2)
		Warrant to purchase up to 11,380 shares of common stock (expires 7/2037)		7/28/2017	—	3.3	(2)

					175.9	174.6

Achilles Acquisition LLC(21)	Benefits broker and outsourced workflow automation platform provider for brokers	First lien senior secured loan ($3.0 par due 6/2023)	7.69% (Libor + 6.00%/Q)	6/6/2017	3.0	3.0	(2)(17)
		First lien senior secured loan ($10.2 par due 6/2023)	7.69% (Libor + 6.00%/Q)	6/6/2017	10.2	10.2	(4)(17)

					13.2	13.2

Acrisure, LLC, Acrisure Investors FO, LLC and Acrisure Investors SO, LLC	Retail insurance advisor and brokerage	Membership interests (10,793,504 units)		11/18/2016	10.8	10.8	(2)
		Membership interests (2,698,376 units)		11/18/2016	2.7	2.7	(2)

					13.5	13.5

BeyondTrust Software, Inc.	Management software solutions provider	First lien senior secured loan ($46.2 par due 11/2023)	7.89% (Libor + 6.25%/Q)	11/21/2017	45.5	45.7	(3)(17)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Brandtone Holdings Limited(9)	Mobile communications and marketing services provider	First lien senior secured loan ($4.7 par due 11/2018)	—	5/11/2015	4.5	—	(2)(16)
		First lien senior secured loan ($3.1 par due 2/2019)	—	5/11/2015	2.9	—	(2)(16)
		Warrant to purchase up to 184,003 units of convertible preferred shares (expires 8/2026)		5/11/2015	—	—	(2)

					7.4	—

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

Chesapeake Research Review, LLC and Schulman Associates Institutional Review Board, Inc.(21)	Provider of central institutional review boards over clinical trials	First lien senior secured revolving loan ($0.6 par due 11/2023)	7.14% (Libor + 5.75%/Q)	11/7/2017	0.6	0.6	(2)(17)
		First lien senior secured loan ($30.8 par due 11/2023)	7.14% (Libor + 5.75%/Q)	11/7/2017	30.8	30.5	(2)(17)

					31.4	31.1

Clearwater Analytics, LLC(21)	Provider of integrated cloud-based investment portfolio management, accounting, reporting and analytics software	First lien senior secured revolving loan ($0.4 par due 9/2022)	9.00% (Libor + 7.50%/Q)	9/1/2016	0.4	0.4	(2)(17)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Columbo Midco Limited, Columbo Bidco Limited and Columbo Topco Limited(8)(9)	Compliance, accounting and tax consulting services provider	Preferred stock (34,028,135 shares)		1/3/2017	2.3	9.9
		Preferred stock (17,653,253 shares)		1/3/2017	21.6	26.0
		Preferred stock (3,232,666 shares)		1/3/2017	4.0	4.7

					27.9	40.6

Command Alkon Incorporated(21)	Software solutions provider to the ready-mix concrete industry	First lien senior secured revolving loan ($1.5 par due 9/2022)	8.50% (Base Rate + 4.00%/Q)	9/1/2017	1.5	1.5	(2)(17)(20)
		First lien senior secured loan ($25.6 par due 9/2023)	6.48% (Libor + 5.00%/Q)	9/1/2017	25.6	25.3	(2)(17)
		Second lien senior secured loan ($33.8 par due 3/2024)	10.48% (Libor + 9.00%/Q)	9/1/2017	33.8	33.4	(2)(17)

					60.9	60.2

Compusearch Software Systems, Inc.	Provider of enterprise software and services for organizations in the public sector	Second lien senior secured loan ($51.0 par due 11/2021)	10.16% (Libor + 8.75%/Q)	1/3/2017	51.0	51.0	(2)(17)

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.2	2.2	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.4	0.4	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					2.9	2.9

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Convergint Technologies LLC	Integrated services provider for security, fire and life safety	Second lien senior secured loan ($25.0 par due 12/2020)	10.27% (Libor + 8.50%/Q)	12/18/2017	25.0	25.0	(2)(17)
		Second lien senior secured loan ($3.0 par due 12/2020)	10.12% (Libor + 8.50%/Q)	1/3/2017	3.0	3.0	(2)(17)
		Second lien senior secured loan ($6.0 par due 12/2020)	9.98% (Libor + 8.50%/Q)	1/3/2017	6.0	6.0	(2)(17)
		Second lien senior secured loan ($14.0 par due 12/2020)	10.00% (Libor + 8.50%/Q)	1/3/2017	14.0	14.0	(2)(17)
		Second lien senior secured loan ($8.0 par due 12/2020)	10.27% (Libor + 8.50%/Q)	1/3/2017	8.0	8.0	(2)(17)
		Second lien senior secured loan ($8.0 par due 12/2020)	9.45% (Libor + 8.00%/Q)	1/3/2017	8.0	8.0	(2)(17)
		Second lien senior secured loan ($11.0 par due 12/2020)	9.50% (Libor + 8.00%/Q)	1/3/2017	11.0	11.0	(2)(17)
		Second lien senior secured loan ($75.0 par due 12/2020)	9.61% (Libor + 8.00%/Q)	1/3/2017	75.0	75.0	(2)(17)

					150.0	150.0

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.8 par due 4/2018)	—	12/19/2014	1.3	0.2	(2)(16)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.3	0.2

DRB Holdings, LLC(21)	Provider of integrated technology solutions to car wash operators	First lien senior secured loan ($36.7 par due 10/2023)	7.10% (Libor + 5.75%/Q)	10/6/2017	36.7	36.3	(2)(17)

DTI Holdco, Inc. and OPE DTI Holdings, Inc.(21)	Provider of legal process outsourcing and managed services	First lien senior secured loan ($4.1 par due 10/2023)	6.63% (Libor + 5.25%/Q)	9/23/2016	4.1	4.1	(4)(17)
		Class A common stock (7,500 shares)		8/19/2014	7.5	6.9	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					11.6	11.0

Emergency Communications Network, LLC(21)	Provider of mission critical emergency mass notification solutions	First lien senior secured loan ($37.9 par due 6/2023)	7.82% (Libor + 6.25%/Q)	6/1/2017	37.7	37.5	(2)(17)
		First lien senior secured loan ($19.9 par due 6/2023)	7.82% (Libor + 6.25%/Q)	6/1/2017	19.8	19.8	(4)(17)

					57.5	57.3

EN Engineering, L.L.C.(21)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	First lien senior secured revolving loan	—	6/30/2015	—	—	(19)

Entertainment Partners, LLC and Entertainment Partners Canada Inc.(21)	Provider of entertainment workforce and production management solutions	First lien senior secured loan ($7.9 par due 5/2022)	6.85% (Libor + 5.50%/Q)	5/8/2017	7.3	7.9	(2)(9)(17)
		First lien senior secured loan ($4.2 par due 5/2023)	7.15% (Libor + 5.75%/Q)	5/8/2017	4.2	4.1	(2)(17)
		First lien senior secured loan ($26.1 par due 5/2023)	7.15% (Libor + 5.75%/Q)	5/8/2017	26.1	25.8	(3)(17)
		First lien senior secured loan ($3.6 par due 5/2023)	7.44% (Libor + 5.75%/Q)	5/8/2017	3.6	3.6	(2)(17)
		First lien senior secured loan ($22.5 par due 5/2023)	7.44% (Libor + 5.75%/Q)	5/8/2017	22.5	22.2	(3)(17)
		First lien senior secured loan ($4.2 par due 5/2023)	7.34% (Libor + 5.75%/Q)	5/8/2017	4.2	4.1	(2)(17)
		First lien senior secured loan ($26.1 par due 5/2023)	7.34% (Libor + 5.75%/Q)	5/8/2017	26.1	25.8	(3)(17)

					94.0	93.5

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

Flexera Software LLC	Provider of software and software applications that manages application usage, compliance and security risk	Second lien senior secured loan ($5.0 par due 4/2021)	8.57% (Libor + 7.00%/Q)	1/3/2017	4.8	5.0	(2)(17)

Foundation Risk Partners, Corp.(21)	Full service independent insurance agency	First lien senior secured loan ($23.5 par due 11/2023)	6.16% (Libor + 4.75%/Q)	11/10/2017	23.5	23.3	(3)(17)
		Second lien senior secured loan ($27.5 par due 11/2024)	9.91% (Libor + 8.50%/Q)	11/10/2017	27.5	27.2	(2)(17)

					51.0	50.5

Graphpad Software, LLC(21)	Provider of data analysis, statistics, and visualization software solutions for scientific research applications	First lien senior secured revolving loan ($0.6 par due 12/2023)	7.66% (Libor + 6.00%/Q)	12/21/2017	0.6	0.6	(2)(17)
		First lien senior secured loan ($8.8 par due 12/2023)	7.66% (Libor + 6.00%/Q)	12/21/2017	8.8	8.7	(2)(17)

					9.4	9.3

GTCR-Ultra Acquisition, Inc. and GTCR-Ultra Holdings, LLC(21)	Provider of payment processing and merchant acquiring solutions	First lien senior secured loan ($8.9 par due 8/2024)	7.37% (Libor + 6.00%/Q)	8/1/2017	8.9	8.9	(4)(17)
		Class A-2 units (911 units)		8/1/2017	0.9	1.0	(2)
		Class B units (2,878,372 units)		8/1/2017	—	—	(2)

					9.8	9.9

HAI Acquisition Corporation and Aloha Topco, LLC(21)	Professional employer organization provider of human resources, compliance and risk management services	First lien senior secured revolving loan ($4.7 par due 11/2023)	7.38% (Libor + 6.00%/Q)	11/1/2017	4.7	4.7	(2)(17)
		First lien senior secured loan ($81.4 par due 11/2024)	9.50% (Base Rate + 5.00%/Q)	11/1/2017	81.4	80.6	(2)(17)
		Class A units (16,980 units)		11/1/2017	1.7	1.7	(2)

					87.8	87.0

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Implementation Management Assistance, LLC(21)	Revenue cycle consulting firm to the healthcare industry	First lien senior secured loan ($8.0 par due 12/2023)	5.46% (Libor + 4.00%/Q)	12/13/2017	8.0	7.9	(2)(17)

Infogix, Inc. and Infogix Parent Corporation	Enterprise data analytics and integrity software solutions provider	First lien senior secured loan ($51.6 par due 12/2021)	8.44% (Libor + 6.75%/Q)	1/3/2017	51.6	51.6	(2)(12)(17)
		First lien senior secured loan ($34.9 par due 12/2021)	8.44% (Libor + 6.75%/Q)	1/3/2017	34.9	34.9	(3)(12)(17)
		Series A preferred stock (2,475 shares)		1/3/2017	2.5	2.9
		Common stock (1,297,768 shares)		1/3/2017	—	0.3

					89.0	89.7

Inmar, Inc.	Technology-driven solutions provider for retailers, wholesalers and manufacturers	Second lien senior secured loan ($28.3 par due 5/2025)	9.42% (Libor + 8.00%/Q)	4/25/2017	27.9	28.3	(2)(17)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
InterVision Systems, LLC and InterVision Holdings, LLC	Provider of cloud based IT solutions, infrastructure and services	First lien senior secured loan ($24.7 par due 5/2022)	9.79% (Libor + 7.95%/Q)	5/31/2017	24.7	24.7	(2)(17)
		First lien senior secured loan ($10.0 par due 5/2022)	9.79% (Libor + 7.95%/Q)	5/31/2017	10.0	10.0	(4)(17)
		Class A membership units (1,000 units)		5/31/2017	1.0	1.4

					35.7	36.1

iParadigms Holdings, LLC	Anti-plagiarism software provider to the education market	Second lien senior secured loan ($37.5 par due 7/2022)	8.94% (Libor + 7.25%/Q)	1/3/2017	36.8	36.7	(2)(17)

iPipeline, Inc., Internet Pipeline, Inc., iPipeline Limited and iPipeline Holdings, Inc.(21)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($7.5 par due 8/2022)	7.74% (Libor + 6.25%/Q)	6/15/2017	7.4	7.5	(2)(17)
		First lien senior secured loan ($9.1 par due 8/2022)	7.74% (Libor + 6.25%/Q)	9/15/2017	9.1	9.1	(2)(17)
		First lien senior secured loan ($46.4 par due 8/2022)	8.60% (Libor + 7.25%/Q)	8/4/2015	46.4	46.4	(3)(17)
		First lien senior secured loan ($14.7 par due 8/2022)	8.60% (Libor + 7.25%/Q)	8/4/2015	14.7	14.7	(4)(17)
		First lien senior secured loan ($12.2 par due 8/2022)	8.07% (Libor + 6.50%/Q)	12/18/2017	12.0	12.2	(2)(9)(17)
		Preferred stock (1,100 shares)		8/4/2015	1.1	3.5	(2)
		Common stock (668,781 shares)		8/4/2015	—	—	(2)

					90.7	93.4

IQMS	Provider of enterprise resource planning and manufacturing execution software for small and midsized manufacturers	First lien senior secured loan ($4.0 par due 3/2022)	9.82% (Libor + 8.25%/Q)	3/28/2017	4.0	4.0	(2)(17)
		First lien senior secured loan ($18.8 par due 3/2022)	9.82% (Libor + 8.25%/Q)	3/28/2017	18.8	18.8	(3)(17)
		First lien senior secured loan ($15.0 par due 3/2022)	9.82% (Libor + 8.25%/Q)	3/28/2017	15.0	15.0	(4)(17)

					37.8	37.8

Iron Bow Technologies, LLC	Provider and value added reseller of information technology products and solutions	Second lien senior secured loan ($10.0 par due 2/2021)	13.11% (Libor + 10.00% Cash, 1.75% PIK/Q)	1/3/2017	10.0	10.0	(2)(17)

IronPlanet, Inc.	Online auction platform provider for used heavy equipment	Warrant to purchase to up to 133,333 shares of Series C preferred stock (expires 9/2023)		9/23/2013	0.2	0.4	(2)

LLSC Holdings Corporation (dba Lawrence Merchandising Services)(8)	Marketing services provider	Series A preferred stock (9,000 shares)		1/3/2017	19.2	18.2
		Common stock (1,000 shares)		1/3/2017	—	—

					19.2	18.2

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Miles 33 (Finance) Limited(8)(9)	Software provider to the regional media industry and magazines	First lien senior secured loan ($0.4 par due 9/2018)	7.00% (EURIBOR + 3.50% Cash, 3.00% PIK/Q)	1/3/2017	0.3	0.4
		First lien senior secured loan ($4.1 par due 9/2018)	7.00% (EURIBOR + 3.50% Cash, 3.00% PIK/Q)	1/3/2017	3.7	4.1
		Senior subordinated loan ($17.4 par due 9/2021)	5.00% (EURIBOR + 4.50%/Q)	1/3/2017	9.9	13.4
		Preferred stock (19,500,000 shares)		1/3/2017	—	—
		Preferred stock (900,000 shares)		1/3/2017	—	—
		Common stock (600,000 shares)		1/3/2017	—	—

					13.9	17.9

Ministry Brands, LLC and MB Parent HoldCo, L.P.(21)	Software and payment services provider to faith-based institutions	First lien senior secured revolving loan ($10.9 par due 12/2022)	6.57% (Libor + 5.00%/Q)	12/2/2016	10.9	10.9	(2)(17)
		First lien senior secured loan ($1.7 par due 12/2022)	6.57% (Libor + 5.00%/Q)	8/22/2017	1.7	1.7	(2)(17)
		First lien senior secured loan ($1.4 par due 12/2022)	6.38% (Libor + 5.00%/Q)	8/22/2017	1.4	1.4	(2)(17)
		First lien senior secured loan ($10.6 par due 12/2022)	6.38% (Libor + 5.00%/Q)	4/6/2017	10.6	10.6	(2)(17)
		First lien senior secured loan ($16.7 par due 12/2022)	6.38% (Libor + 5.00%/Q)	4/6/2017	16.5	16.7	(2)(17)
		Second lien senior secured loan ($4.6 par due 6/2023)	10.82% (Libor + 9.25%/Q)	8/22/2017	4.6	4.6	(2)(17)
		Second lien senior secured loan ($1.6 par due 6/2023)	10.60% (Libor + 9.25%/Q)	8/22/2017	1.6	1.6	(2)(17)
		Second lien senior secured loan ($5.1 par due 6/2023)	10.63% (Libor + 9.25%/Q)	8/22/2017	5.1	5.1	(2)(17)
		Second lien senior secured loan ($16.6 par due 6/2023)	10.63% (Libor + 9.25%/Q)	12/2/2016	16.6	16.6	(2)(17)
		Second lien senior secured loan ($4.7 par due 6/2023)	10.63% (Libor + 9.25%/Q)	4/6/2017	4.7	4.7	(2)(17)
		Second lien senior secured loan ($9.2 par due 6/2023)	10.63% (Libor + 9.25%/Q)	4/6/2017	9.2	9.2	(2)(17)
		Second lien senior secured loan ($90.0 par due 6/2023)	10.63% (Libor + 9.25%/Q)	12/2/2016	89.3	90.0	(2)(17)
		Class A units (500,000 units)		12/2/2016	5.0	6.8	(2)

					177.2	179.9

MVL Group, Inc.(8)	Marketing research provider	Common stock (560,716 shares)		4/1/2010	—	—	(2)

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	10.32% (Libor + 9.00%/Q)	6/1/2015	24.1	24.1	(2)(17)

Novetta Solutions, LLC	Provider of advanced analytics solutions for the government, defense and commercial industries	First lien senior secured loan ($12.7 par due 10/2022)	6.70% (Libor + 5.00%/Q)	1/3/2017	12.3	12.1	(2)(17)
		Second lien senior secured loan ($31.0 par due 10/2023)	10.20% (Libor + 8.50%/Q)	1/3/2017	28.4	27.9	(2)(17)

					40.7	40.0

Palermo Finance Corporation(21)	Provider of mission-critical integrated public safety software and services to local, state and federal agencies	First lien senior secured revolving loan	—	4/17/2017	—	—	(19)
		First lien senior secured loan ($11.0 par due 4/2023)	5.85% (Libor + 4.50%/Q)	4/17/2017	10.9	11.0	(4)(17)
		Second lien senior secured loan ($54.3 par due 10/2023)	9.85% (Libor + 8.50%/Q)	4/17/2017	54.3	54.3	(2)(17)

					65.2	65.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Park Place Technologies, LLC	Provider of third party hardware maintenance and support services for IT data centers	Second lien senior secured loan ($41.5 par due 12/2022)	10.54% (Libor + 9.00%/Q)	1/3/2017	41.5	41.5	(2)(17)

PayNearMe, Inc.	Electronic cash payment system provider	Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(5)

PDI TA Holdings, Inc.(21)	Provider of enterprise management software for the convenience retail and petroleum wholesale markets	First lien senior secured revolving loan ($0.9 par due 8/2023)	8.25% (Base Rate + 3.75%/Q)	8/25/2017	0.9	0.9	(2)(17)
		First lien senior secured loan ($3.7 par due 8/2023)	6.32% (Libor + 4.75%/Q)	8/25/2017	3.7	3.7	(2)(17)
		First lien senior secured loan ($26.4 par due 8/2023)	6.21% (Libor + 4.75%/Q)	8/25/2017	26.4	26.1	(2)(17)
		Second lien senior secured loan ($8.2 par due 8/2024)	10.32% (Libor + 8.75%/Q)	8/25/2017	8.2	8.1	(2)(17)
		Second lien senior secured loan ($66.8 par due 8/2024)	10.21% (Libor + 8.75%/Q)	8/25/2017	66.8	66.1	(2)(17)

					106.0	104.9

PHL Investors, Inc., and PHL Holding Co.(8)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

PHNTM Holdings, Inc. and Planview Parent, Inc.	Provider of project and portfolio management software	First lien senior secured loan ($5.1 par due 1/2023)	6.82% (Libor + 5.25%/Q)	12/7/2017	5.1	5.1	(2)(17)
		First lien senior secured loan ($31.6 par due 1/2023)	6.82% (Libor + 5.25%/Q)	1/27/2017	31.1	31.6	(2)(17)
		First lien senior secured loan ($5.0 par due 1/2023)	6.82% (Libor + 5.25%/Q)	1/27/2017	4.9	5.0	(4)(17)
		Second lien senior secured loan ($62.0 par due 7/2023)	11.32% (Libor + 9.75%/Q)	1/27/2017	61.2	62.0	(2)(17)
		Class A common shares (990 shares)		1/27/2017	1.0	1.1	(2)
		Class B common shares (168,329 shares)		1/27/2017	—	0.2	(2)

					103.3	105.0

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(5)

PowerPlan, Inc. and Project Torque Ultimate Parent Corporation	Fixed asset financial management software provider	Second lien senior secured loan ($30.0 par due 2/2023)	10.57% (Libor + 9.00%/Q)	2/23/2015	29.8	30.0	(2)(17)
		Second lien senior secured loan ($50.0 par due 2/2023)	10.57% (Libor + 9.00%/Q)	2/23/2015	49.7	50.0	(3)(17)
		Class A common stock (1,697 shares)		2/23/2015	1.7	3.3	(2)
		Class B common stock (989,011 shares)		2/23/2015	—	—	(2)

					81.2	83.3

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	Class A common shares (7,444 shares)		8/22/2016	7.4	7.6	(2)
		Class B common shares (1,841,608.69 shares)		8/22/2016	0.1	—	(2)

					7.5	7.6

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.2	0.3	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SCM Insurance Services Inc.(9)(21)	Provider of claims management, claims investigation & support and risk management solutions for the Canadian property and casualty insurance industry	First lien senior secured loan ($21.5 par due 8/2024)	6.35% (Libor + 5.00%/Q)	8/29/2017	21.5	21.2	(2)(17)
		Second lien senior secured loan ($60.5 par due 3/2025)	10.35% (Libor + 9.00%/Q)	8/29/2017	60.5	59.9	(2)(17)

					82.0	81.1

Shift PPC LLC(21)	Digital solutions provider	First lien senior secured loan ($1.7 par due 12/2021)	7.57% (Libor + 6.00%/Q)	12/22/2016	1.7	1.7	(4)(17)
		First lien senior secured loan ($3.3 par due 12/2021)	7.69% (Libor + 6.00%/Q)	12/22/2016	3.3	3.3	(4)(17)
		First lien senior secured loan ($5.0 par due 12/2021)	7.84% (Libor + 6.00%/Q)	12/22/2016	5.0	5.0	(4)(17)

					10.0	10.0

Sparta Systems, Inc., Project Silverback Holdings Corp. and Silverback Holdings, Inc.(21)	Quality management software provider	Second lien senior secured loan ($20.0 par due 8/2025)	9.69% (Libor + 8.25%/Q)	8/21/2017	19.6	19.8	(2)(17)
		Series B preferred shares (10,084 shares)		8/21/2017	1.1	1.1

					20.7	20.9

Talari Networks, Inc.	Networking equipment provider	First lien senior secured loan ($6.0 par due 10/2019)	10.88% (Libor + 9.50%/M)	8/3/2015	6.0	5.7	(5)(17)
		Warrant to purchase up to 421,052 shares of Series D-1 preferred stock (expires 8/2022)		8/3/2015	0.1	0.1	(5)

					6.1	5.8

The Gordian Group, Inc.(21)	Construction software and service provider	First lien senior secured loan ($8.4 par due 7/2019)	6.14% (Libor + 4.50%/Q)	1/3/2017	8.3	8.4	(3)(17)
		First lien senior secured loan ($3.2 par due 7/2019)	6.14% (Libor + 4.50%/Q)	1/3/2017	3.1	3.2	(4)(17)
		First lien senior secured loan ($8.9 par due 7/2019)	5.86% (Libor + 4.50%/Q)	1/3/2017	8.8	8.9	(3)(17)
		First lien senior secured loan ($3.4 par due 7/2019)	5.86% (Libor + 4.50%/Q)	1/3/2017	3.3	3.4	(4)(17)
		First lien senior secured loan ($7.8 par due 7/2019)	5.95% (Libor + 4.50%/Q)	1/3/2017	7.6	7.8	(3)(17)
		First lien senior secured loan ($2.9 par due 7/2019)	5.95% (Libor + 4.50%/Q)	1/3/2017	2.9	2.9	(4)(17)

					34.0	34.6

The Greeley Company, Inc. and HCP Acquisition Holdings, LLC(8)	Healthcare compliance advisory services	Senior subordinated loan ($10.5 par due 3/2017)		3/5/2013	—	—	(2)(16)
		Class A units (14,293,110 units)		6/26/2008	—	—	(2)

					—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC(7)	Provider of collection and landfill avoidance solutions for food waste and unsold food products	Senior subordinated loan ($2.8 par due 5/2020)	10.00% PIK	4/30/2012	0.9	2.8	(2)
		Senior subordinated loan ($0.4 par due 5/2020)		4/30/2012	0.1	0.4	(2)
		Senior subordinated loan ($6.2 par due 5/2020)	10.00% PIK	4/30/2012	1.9	6.2	(2)
		Senior subordinated loan ($0.5 par due 5/2020)		4/30/2012	0.2	0.5	(2)
		Senior subordinated loan ($24.5 par due 5/2020)	10.00% PIK	4/30/2012	7.6	24.5	(2)
		Senior subordinated loan ($3.8 par due 5/2020)		4/30/2012	1.2	3.8	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	2.8	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	1.4	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					19.4	42.4

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	3.4

Visual Edge Technology, Inc.	Provider of outsourced office solutions with a focus on printer and copier equipment and other parts and supplies	First lien senior secured loan ($1.2 par due 8/2022)	7.32% (Libor + 5.75%/Q)	8/31/2017	1.2	1.2	(2)(17)
		First lien senior secured loan ($3.8 par due 8/2022)	7.13% (Libor + 5.75%/Q)	8/31/2017	3.8	3.8	(2)(17)
		First lien senior secured loan ($10.0 par due 8/2022)	7.23% (Libor + 5.75%/Q)	8/31/2017	10.0	10.0	(2)(17)
		Senior subordinated loan ($41.5 par due 9/2024)	12.50% PIK	8/31/2017	37.6	39.0	(2)
		Warrant to purchase up to 1,816,089 shares of common stock (expires 8/2027)		8/31/2017	—	0.9	(2)
		Warrant to purchase up to 2,070,511 shares of preferred stock (expires 8/2027)		8/31/2017	4.1	4.4	(2)

					56.7	59.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VRC Companies, LLC(21)	Provider of records and information management services	First lien senior secured revolving loan ($0.8 par due 3/2022)	10.00% (Base Rate + 5.50%/Q)	4/17/2017	0.8	0.8	(2)(17)
		First lien senior secured loan ($1.4 par due 3/2023)	7.82% (Libor + 6.50%/Q)	4/17/2017	1.4	1.4	(2)(17)
		First lien senior secured loan ($0.2 par due 3/2023)	8.03% (Libor + 6.50%/Q)	4/17/2017	0.2	0.2	(2)(17)
		First lien senior secured loan ($0.4 par due 3/2023)	7.93% (Libor + 6.50%/Q)	10/3/2017	0.4	0.4	(2)(17)
		First lien senior secured loan ($0.3 par due 3/2023)	7.98% (Libor + 6.50%/Q)	10/3/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($0.3 par due 3/2023)	8.03% (Libor + 6.50%/Q)	10/3/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($5.5 par due 3/2023)	8.12% (Libor + 6.50%/Q)	4/17/2017	5.5	5.5	(2)(17)

					8.9	8.9

WorldPay Group PLC(9)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—	(24)

Zywave, Inc.(21)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	First lien senior secured revolving loan ($1.3 par due 11/2022)	6.57% (Libor + 5.00%/Q)	11/17/2016	1.3	1.3	(2)(17)
		First lien senior secured revolving loan ($1.0 par due 11/2022)	8.50% (Base Rate + 4.00%/Q)	11/17/2016	1.0	1.0	(2)(17)
		Second lien senior secured loan ($27.0 par due 11/2023)	10.42% (Libor + 9.00%/Q)	11/17/2016	27.0	27.0	(2)(17)

					29.3	29.3

					2,235.8	2,267.3		31.94%

Consumer Products
Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($56.8 par due 3/2024)	10.46% (Libor + 9.00%/Q)	9/6/2016	56.7	56.8	(2)(17)

BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods	Preferred stock (2,009 shares)		1/3/2017	—	—
		Common stock (6,566,655 shares)		1/3/2017	—	0.3

					—	0.3

Consumer Health Parent LLC	Developer and marketer of over-the-counter cold remedy products	Preferred units (1,072 units)		12/15/2017	1.1	1.1	(2)
		Series A units (1,072 units)		12/15/2017	—	—	(2)

					1.1	1.1

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Common units (421 units)		4/24/2014	4.2	1.0	(2)

Implus Footcare, LLC	Provider of footwear and other accessories	First lien senior secured loan ($14.6 par due 4/2021)	8.44% (Libor + 6.75%/Q)	6/1/2017	14.6	14.6	(2)(17)
		First lien senior secured loan ($77.5 par due 4/2021)	8.44% (Libor + 6.75%/Q)	6/1/2017	77.5	77.5	(2)(17)
		First lien senior secured loan ($19.9 par due 4/2021)	8.44% (Libor + 6.75%/Q)	6/1/2017	19.9	19.9	(4)(17)

					112.0	112.0

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	Second lien senior secured loan ($80.0 par due 11/2021)	—	5/1/2014	76.9	43.6	(2)(16)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($2.0 par due 6/2021)	9.41% (Libor + 7.99%/Q)	12/23/2014	2.0	2.0	(2)(17)
		Second lien senior secured loan ($54.0 par due 6/2021)	9.41% (Libor + 7.99%/Q)	12/23/2014	53.8	54.0	(3)(17)
		Second lien senior secured loan ($10.0 par due 6/2021)	9.41% (Libor + 7.99%/Q)	12/23/2014	10.0	10.0	(4)(17)
		Common stock (30,000 shares)		12/23/2014	3.0	6.0	(2)

					68.8	72.0

Rug Doctor, LLC and RD Holdco Inc.(8)	Manufacturer and marketer of carpet cleaning machines	Second lien senior secured loan ($16.9 par due 12/2018)	11.42% (Libor + 9.75%/Q)	1/3/2017	16.9	16.9	(2)(17)
		Common stock (458,596 shares)		1/3/2017	14.0	10.8
		Warrant to purchase up to 56,372 shares of common stock (expires 12/2023)		1/3/2017	—	—

					30.9	27.7

S Toys Holdings LLC (fka The Step2 Company, LLC)(8)	Toy manufacturer	Class B common units (126,278,000 units)		10/30/2014	—	0.5	(2)
		Common units (1,116,879 units)		4/1/2011	—	—
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	0.5

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	9.92% (Libor + 8.50%/Q)	10/27/2015	98.2	92.0	(2)(17)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(7)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	11.86% (Libor + 10.50%/Q)	4/22/2015	89.4	82.3	(2)(17)
		Class A preferred units (50,000 units)		3/14/2014	5.0	1.9	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	1.9	(2)

					99.4	86.1

Singer Sewing Company	Manufacturer of consumer sewing machines	First lien senior secured loan ($174.5 par due 12/2017)	9.19% (Libor + 7.00% Cash, 0.50% PIK/Q)	7/26/2017	174.5	165.7	(2)(17)

Varsity Brands Holding Co., Inc., Hercules Achievement, Inc., Hercules Achievement Holdings, Inc. and Hercules VB Holdings, Inc.	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($122.7 par due 12/2025)	9.82% (Libor + 8.25%/Q)	12/15/2017	122.7	122.7	(2)(17)
		Common stock (3,548,841 shares)		12/11/2014	3.8	6.1	(2)
		Common stock (3,548,841 shares)		12/11/2014	4.3	6.1	(2)

					130.8	134.9

Woodstream Group, Inc. and Woodstream Corporation(21)	Pet products manufacturer	First lien senior secured loan ($1.0 par due 5/2022)	7.69% (Libor + 6.25%/Q)	6/21/2017	1.0	1.0	(2)(17)
		First lien senior secured loan ($2.0 par due 5/2022)	7.69% (Libor + 6.25%/Q)	6/21/2017	2.0	2.0	(4)(17)
		First lien senior secured loan ($3.1 par due 5/2022)	7.89% (Libor + 6.25%/Q)	6/21/2017	3.1	3.1	(2)(17)
		First lien senior secured loan ($6.2 par due 5/2022)	7.89% (Libor + 6.25%/Q)	6/21/2017	6.2	6.2	(4)(17)

					12.3	12.3

					865.8	806.0		11.36%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Other Services
American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($67.0 par due 12/2022)	9.57% (Libor + 8.00%/Q)	6/30/2014	66.7	66.3	(2)(17)

Associated Asphalt Partners, LLC	Provider of asphalt terminalling, storage and distribution	First lien senior secured loan ($4.2 par due 4/2024)	6.82% (Libor + 5.25%/Q)	3/30/2017	4.2	3.8	(2)(17)

Champion Parent Corporation and Calera XVI, LLC(8)	Endurance sports media and event operator	First lien senior secured revolving loan ($0.7 par due 11/2018)	—	11/30/2012	—	—	(2)(16)
		First lien senior secured loan ($5.9 par due 11/2018)	—	11/30/2012	0.9	0.2	(2)(16)
		Preferred shares (18,875 shares)		3/25/2016	—	—	(2)
		Membership units (2,522,512 units)		11/30/2012	—	—	(2)
		Common shares (114,000 shares)		3/25/2016	—	—	(2)

					0.9	0.2

Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(7)(21)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan ($2.0 par due 12/2021)	7.82% (Libor + 6.25%/Q)	3/13/2014	2.0	2.0	(2)(17)(20)
		First lien senior secured loan ($12.0 par due 12/2021)	7.82% (Libor + 6.25%/Q)	4/6/2017	12.0	12.0	(2)(17)
		First lien senior secured loan ($5.0 par due 12/2021)	7.82% (Libor + 6.25%/Q)	3/13/2014	5.0	5.0	(2)(17)
		First lien senior secured loan ($5.2 par due 12/2021)	7.82% (Libor + 6.25%/Q)	3/13/2014	5.2	5.2	(3)(17)
		Class A preferred units (2,475,000 units)		3/13/2014	2.5	3.9	(2)
		Class B common units (275,000 units)		3/13/2014	0.3	0.4	(2)

					27.0	28.5

CST Buyer Company (d/b/a Intoxalock)(21)	Provider of ignition interlock devices	First lien senior secured loan ($11.3 par due 3/2023)	7.75% (Libor + 6.25%/Q)	3/1/2017	11.0	11.3	(2)(17)

Dwyer Acquisition Parent, Inc. and TDG Group Holding Company	Operator of multiple franchise concepts primarily related to home maintenance or repairs	Senior subordinated loan ($52.7 par due 2/2020)	11.00%	8/15/2014	52.7	52.7	(2)
		Senior subordinated loan ($23.5 par due 2/2020)	11.00%	5/1/2017	23.5	23.5	(2)
		Senior subordinated loan ($31.5 par due 2/2020)	11.00%	6/12/2015	31.5	31.5	(2)
		Common stock (32,843 shares)		8/15/2014	2.2	5.1	(2)

					109.9	112.8

Massage Envy, LLC and ME Equity LLC(21)	Franchisor in the massage industry	First lien senior secured revolving loan ($0.5 par due 9/2020)	8.44% (Libor + 6.75%/Q)	6/28/2017	0.5	0.5	(2)(17)
		First lien senior secured loan ($0.3 par due 9/2020)	8.23% (Libor + 6.75%/Q)	4/12/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($1.0 par due 9/2020)	8.24% (Libor + 6.75%/Q)	4/12/2017	1.0	1.0	(2)(17)
		First lien senior secured loan ($0.1 par due 9/2020)	10.00% (Base Rate + 5.50%/Q)	4/12/2017	0.1	0.1	(2)(17)
		First lien senior secured loan ($0.3 par due 9/2020)	8.11% (Libor + 6.75%/Q)	7/27/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($0.5 par due 9/2020)	8.23% (Libor + 6.75%/Q)	7/27/2017	0.5	0.5	(2)(17)
		First lien senior secured loan ($38.5 par due 9/2020)	8.37% (Libor + 6.75%/Q)	9/27/2012	38.5	38.5	(3)(17)
		First lien senior secured loan ($18.7 par due 9/2020)	8.37% (Libor + 6.75%/Q)	9/27/2012	18.7	18.7	(4)(17)
		Common stock (3,000,000 shares)		9/27/2012	3.0	4.2	(2)

					62.9	64.1

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
McKenzie Sports Products, LLC(21)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured revolving loan ($0.9 par due 9/2020)	7.25% (Base Rate + 2.75%/Q)	9/18/2014	0.9	0.9	(3)(17)
		First lien senior secured loan ($0.8 par due 9/2020)	7.44% (Libor + 5.75%/Q)	9/18/2014	0.8	0.8	(3)(13)(17)
		First lien senior secured loan ($2.5 par due 9/2020)	5.32% (Libor + 3.75%/Q)	9/18/2014	2.5	2.5	(3)(17)
		First lien senior secured loan ($2.2 par due 9/2020)	5.44% (Libor + 3.75%/Q)	9/18/2014	2.2	2.2	(3)(17)
		First lien senior secured loan ($84.5 par due 9/2020)	7.44% (Libor + 5.75%/Q)	9/18/2014	84.5	84.5	(3)(13)(17)

					90.9	90.9

MSHC, Inc.(21)	Heating, ventilation and air conditioning services provider	First lien senior secured revolving loan ($0.1 par due 7/2022)	7.75% (Base Rate + 3.25%/Q)	7/31/2017	0.1	0.1	(2)(17)
		First lien senior secured loan ($1.1 par due 7/2023)	5.92% (Libor + 4.25%/Q)	7/31/2017	1.1	1.1	(2)(17)
		First lien senior secured loan ($3.2 par due 7/2023)	5.94% (Libor + 4.25%/Q)	7/31/2017	3.1	3.2	(2)(17)
		Second lien senior secured loan ($46.0 par due 7/2024)	9.94% (Libor + 8.25%/Q)	7/31/2017	46.0	46.0	(2)(17)

					50.3	50.4

OpenSky Project, Inc. and OSP Holdings, Inc.	Social commerce platform operator	Warrant to purchase up to 159,496 shares of Series D preferred stock (expires 4/2025)		6/29/2015	—	—	(2)

Osmose Utilities Services, Inc.(21)	Provider of structural integrity management services to transmission and distribution infrastructure	First lien senior secured revolving loan	—	1/3/2017	—	—	(19)
		Second lien senior secured loan ($25.0 par due 8/2023)	9.44% (Libor + 7.75%/Q)	9/3/2015	24.6	25.0	(2)(17)
		Second lien senior secured loan ($34.0 par due 8/2023)	9.44% (Libor + 7.75%/Q)	1/3/2017	33.4	34.0	(2)(17)

					58.0	59.0

SocialFlow, Inc.	Social media optimization platform provider	Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/13/2016	—	—	(5)

SoundCloud Limited(9)	Platform for receiving, sending, and distributing music	Common stock (73,422 shares)		8/15/2017	0.4	0.7	(2)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($175.0 par due 5/2023)	9.21% (Libor + 7.75%/Q)	6/23/2017	175.0	175.0	(2)(17)

Tyden Cayman Holdings Corp.(9)	Producer and marketer of global cargo security, product identification and traceability products and utility meter products	Preferred stock (46,276 shares)		1/3/2017	0.4	0.4
		Common stock (5,521,203 shares)		1/3/2017	2.0	2.9

					2.4	3.3

VLS Recovery Services, LLC(21)	Provider of commercial and industrial waste processing and disposal services	First lien senior secured revolving loan ($1.6 par due 10/2023)	7.53% (Libor + 6.00%/Q)	10/17/2017	1.6	1.6	(2)(17)(20)
		First lien senior secured loan ($23.9 par due 10/2023)	7.53% (Libor + 6.00%/Q)	10/17/2017	23.9	23.7	(2)(17)
		First lien senior secured loan ($7.4 par due 10/2023)	7.35% (Libor + 6.00%/Q)	10/17/2017	7.4	7.4	(2)(17)
		First lien senior secured loan ($0.1 par due 10/2023)	9.50% (Base Rate + 5.00%/Q)	10/17/2017	0.1	0.1	(2)(17)

					33.0	32.8

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	8.57% (Libor + 7.00%/Q)	5/14/2015	3.7	3.7	(2)(17)
		Second lien senior secured loan ($21.3 par due 5/2023)	8.57% (Libor + 7.00%/Q)	5/14/2015	21.0	21.1	(2)(17)

					24.7	24.8

Wrench Group LLC(21)	Provider of essential home services to residential customers	First lien senior secured loan ($4.0 par due 3/2022)	6.19% (Libor + 4.50%/Q)	1/31/2017	4.0	4.0	(2)(17)
		First lien senior secured loan ($4.3 par due 3/2022)	5.85% (Libor + 4.50%/Q)	12/15/2017	4.3	4.3	(2)(17)

					8.3	8.3

					725.6	732.2		10.32%

Manufacturing
Chariot Acquisition, LLC(21)	Aftermarket golf cart parts and accessories	First lien senior secured loan ($18.4 par due 9/2021)	7.91% (Libor + 6.25%/Q)	1/3/2017	18.2	18.0	(3)(17)
		First lien senior secured loan ($9.4 par due 9/2021)	7.91% (Libor + 6.25%/Q)	1/3/2017	9.3	9.2	(4)(17)

					27.5	27.2

Component Hardware Group, Inc.(21)	Commercial equipment	First lien senior secured revolving loan ($1.9 par due 7/2019)	6.19% (Libor + 4.50%/Q)	7/1/2013	1.9	1.9	(2)(17)
		First lien senior secured loan ($7.9 par due 7/2019)	6.19% (Libor + 4.50%/Q)	7/1/2013	7.9	7.9	(4)(17)

					9.8	9.8

Dorner Holding Corp.(21)	Manufacturer of precision unit conveyors	First lien senior secured revolving loan ($1.3 par due 3/2022)	7.32% (Libor + 5.75%/Q)	3/15/2017	1.3	1.3	(2)(17)
		First lien senior secured loan ($4.4 par due 3/2023)	7.32% (Libor + 5.75%/Q)	3/15/2017	4.4	4.4	(2)(17)

					5.7	5.7

ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	First lien senior secured loan ($21.8 par due 12/2018)	7.09% (Libor + 5.25%/Q)	7/26/2017	21.8	21.5	(2)(17)
		First lien senior secured loan ($88.7 par due 12/2018)	6.92% (Libor + 5.25%/Q)	7/26/2017	88.7	87.8	(2)(17)
		First lien senior secured loan ($74.8 par due 12/2018)	6.92% (Libor + 5.25%/Q)	7/26/2017	74.8	74.0	(3)(17)
		First lien senior secured loan ($0.3 par due 12/2018)	7.09% (Libor + 5.25%/Q)	7/26/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($0.2 par due 12/2018)	7.09% (Libor + 5.25%/Q)	7/26/2017	0.2	0.2	(3)(17)

					185.8	183.8

ETG Holdings, Inc.(8)	Industrial woven products	Common stock (3,000 shares)		1/3/2017	—	—

Harvey Tool Company, LLC(21)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan ($1.8 par due 10/2023)	5.96% (Libor + 4.50%/Q)	10/12/2017	1.8	1.7	(2)(17)
		First lien senior secured loan ($40.8 par due 10/2024)	6.11% (Libor + 4.75%/Q)	10/12/2017	40.8	40.4	(2)(17)
		Second lien senior secured loan ($43.7 par due 10/2025)	10.02% (Libor + 8.50%/Q)	10/12/2017	43.7	43.2	(2)(17)

					86.3	85.3

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ioxus, Inc(7)	Energy storage devices	First lien senior secured loan ($10.2 par due 12/2019)	12.00% PIK	4/29/2014	10.0	10.2	(2)(15)
		First lien senior secured loan ($1.0 par due 12/2019)	—	4/29/2014	1.0	1.0	(2)(15)
		Series CC preferred stock (67,330,609 shares)		1/27/2017	0.7	—	(2)
		Warrant to purchase up to 3,038,730 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 1,210,235 shares of Series BB preferred stock (expires 8/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 336,653,045 shares of Series CC preferred stock (expires 1/2027)		1/27/2017	—	—	(2)

					11.7	11.2

KPS Global LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($1.7 par due 4/2022)	3.93% (Libor + 2.50%/Q)	4/5/2017	1.7	1.7	(2)(17)
		First lien senior secured loan ($11.2 par due 4/2022)	7.18% (Libor + 5.75%/Q)	4/5/2017	11.2	11.0	(2)(17)
		First lien senior secured loan ($5.6 par due 4/2022)	7.18% (Libor + 5.75%/Q)	4/5/2017	5.6	5.5	(4)(17)

					18.5	18.2

MacLean-Fogg Company and MacLean-Fogg Holdings, L.L.C.	Manufacturer and supplier for the power utility and automotive markets worldwide	Senior subordinated loan ($103.0 par due 10/2025)	10.50% Cash, 3.00% PIK	10/31/2013	103.0	103.0	(2)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	76.3	76.3

					179.3	179.3

Niagara Fiber Intermediate Corp.(21)	Insoluble fiber filler products	First lien senior secured revolving loan ($0.9 par due 5/2018)	—	5/8/2014	—	—	(2)(16)
		First lien senior secured loan ($5.9 par due 5/2018)	—	5/8/2014	0.2	—	(2)(16)
		First lien senior secured loan ($0.6 par due 5/2018)	—	5/8/2014	—	—	(2)(16)

					0.2	—

Nordco Inc.(21)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan	—	8/26/2015	—	—	(19)

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($40.0 par due 4/2021)	9.94% (Libor + 8.25%/Q)	4/11/2014	40.0	39.6	(2)(17)

Sanders Industries Holdings, Inc. and SI Holdings, Inc.(21)	Elastomeric parts, mid-sized composite structures, and composite tooling	First lien senior secured loan ($56.5 par due 5/2020)	7.38% (Libor + 6.00%/Q)	7/21/2017	56.5	55.4	(2)(17)
		First lien senior secured loan ($14.8 par due 5/2020)	7.38% (Libor + 6.00%/Q)	7/21/2017	14.8	14.5	(4)(17)
		Common stock (1,500 shares)		5/30/2014	1.5	0.8	(2)

					72.8	70.7

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Sonny's Enterprises, LLC(21)	Manufacturer and supplier of car wash equipment, parts and supplies to the conveyorized car wash market	First lien senior secured revolving loan ($1.0 par due 12/2022)	6.30% (Libor + 4.75%/Q)	11/30/2017	1.0	1.0	(2)(17)
		First lien senior secured loan ($0.9 par due 12/2022)	6.44% (Libor + 4.75%/Q)	12/5/2017	0.9	0.9	(2)(17)
		First lien senior secured loan ($0.4 par due 12/2022)	6.44% (Libor + 4.75%/Q)	6/1/2017	0.4	0.4	(2)(17)
		First lien senior secured loan ($0.2 par due 12/2022)	6.44% (Libor + 4.75%/Q)	5/3/2017	0.2	0.2	(2)(17)
		First lien senior secured loan ($0.2 par due 12/2022)	6.44% (Libor + 4.75%/Q)	9/28/2017	0.2	0.2	(2)(17)

					2.7	2.7

Sunk Rock Foundry Partners LP, Hatteras Electrical Manufacturing Holding Company and Sigma Electric Manufacturing Corporation(21)	Manufacturer of metal castings, precision machined components and sub-assemblies in the electrical products, power transmission and distribution and general industrial markets	First lien senior secured revolving loan ($1.5 par due 10/2022)	6.16% (Libor + 4.75%/Q)	10/31/2017	1.5	1.5	(2)(17)
		First lien senior secured loan ($16.4 par due 10/2023)	6.13% (Libor + 4.75%/Q)	10/31/2017	16.4	16.2	(2)(17)
		First lien senior secured loan ($9.3 par due 10/2023)	6.13% (Libor + 4.75%/Q)	10/31/2017	9.3	9.2	(2)(17)

					27.2	26.9

TPTM Merger Corp.(21)	Time temperature indicator products	First lien senior secured loan ($10.5 par due 9/2018)	9.98% (Libor + 8.42%/Q)	9/12/2013	10.5	10.5	(3)(17)
		First lien senior secured loan ($6.2 par due 9/2018)	9.98% (Libor + 8.42%/Q)	9/12/2013	6.2	6.2	(4)(17)
		First lien senior secured loan ($6.5 par due 9/2018)	10.11% (Libor + 8.42%/Q)	9/12/2013	6.5	6.5	(3)(17)
		First lien senior secured loan ($3.8 par due 9/2018)	10.11% (Libor + 8.42%/Q)	9/12/2013	3.8	3.8	(4)(17)

					27.0	27.0

WP CPP Holdings, LLC	Precision engineered castings	Second lien senior secured loan ($19.7 par due 4/2021)	9.13% (Libor + 7.75%/Q)	1/3/2017	18.8	19.3	(2)(17)

					714.3	706.7		9.96%

Investment Funds and Vehicles
ACAS Equity Holdings Corporation(8)(10)	Investment company	Common stock (589 shares)		1/3/2017	0.5	0.4

Ares IIIR/IVR CLO Ltd.(8)(9)(10)	Investment vehicle	Subordinated notes ($20.0 par due 4/2021)		1/3/2017	—	0.1

Blue Wolf Capital Fund II, L.P.(9)(10)	Investment partnership	Limited partnership interest (8.50% interest)		1/3/2017	3.0	3.5	(24)

Carlyle Global Market Strategies CLO 2013-3(9)(10)	Investment vehicle	Subordinated notes ($5.0 par due 10/2030)	15.00%	1/3/2017	2.6	3.2

Cent CLO 2014-22 Limited(9)(10)	Investment vehicle	Subordinated notes ($45.4 par due 11/2026)	11.75%	1/3/2017	23.6	22.7

Centurion CDO 8 Limited(9)(10)	Investment vehicle	Subordinated notes ($5.0 par due 3/2019)		1/3/2017	—	—

CGMS 2015-3A(9)(10)	Investment vehicle	Subordinated notes ($24.6 par due 7/2028)	10.00%	1/3/2017	19.2	18.9

CoLTs 2005-1 Ltd.(8)(9)(10)	Investment vehicle	Preferred shares (360 shares)		1/3/2017	—	—

CoLTs 2005-2 Ltd.(8)(9)(10)	Investment vehicle	Preferred shares (34,170,000 shares)		1/3/2017	—	—

CREST Exeter Street Solar 2004-1(9)(10)	Investment vehicle	Preferred shares (3,500,000 shares)		1/3/2017	—	—

Eaton Vance CDO X plc(9)(10)	Investment vehicle	Subordinated notes ($15.0 par due 2/2027)	3.00%	1/3/2017	4.1	6.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
European Capital UK SME Debt LP(8)(9)(10)(22)	Investment partnership	Limited partnership interest (45% interest)		1/3/2017	41.1	41.7

Flagship CLO V(9)(10)	Investment vehicle	Subordinated notes ($0.0 par due 9/2019)		1/3/2017	—	—

Goldentree Loan Opportunities VII, Limited(9)(10)	Investment vehicle	Subordinated notes ($35.3 par due 4/2025)	4.25%	1/3/2017	18.7	19.1

Halcyon Loan Advisors Funding 2015-2 Ltd.(9)(10)	Investment vehicle	Subordinated notes ($21.7 par due 7/2027)	16.35%	1/3/2017	14.0	11.3

HCI Equity, LLC(8)(9)(10)	Investment company	Member interest (100.00% interest)		4/1/2010	—	0.1	(24)

Herbert Park B.V.(9)(10)	Investment vehicle	Subordinated notes ($5.4 par due 10/2026)		1/3/2017	0.9	0.5

Imperial Capital Private Opportunities, LP(10)	Investment partnership	Limited partnership interest (80.00% interest)		5/10/2007	1.0	15.1	(2)

LightPoint CLO VII, Ltd.(9)(10)	Investment vehicle	Subordinated notes ($9.0 par due 5/2021)		1/3/2017	—	—

Montgomery Lane, LLC and Montgomery Lane, Ltd.(8)(9)(10)	Investment company	Common stock (100 shares)		1/3/2017	—	0.6
		Common stock (50,000 shares)		1/3/2017	—	—

					—	0.6

OAKC 2015-11(9)(10)	Investment vehicle	Subordinated notes ($17.8 par due 10/2028)	9.50%	1/3/2017	14.3	13.0

Partnership Capital Growth Fund I, L.P.(10)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.1	(2)(24)

Partnership Capital Growth Investors III, L.P.(10)(22)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.5	3.5	(2)(24)

PCG-Ares Sidecar Investment II, L.P.(10)(22)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	7.5	11.7	(2)

PCG-Ares Sidecar Investment, L.P.(10)(22)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	4.4	5.1	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(10)(22)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.5	1.6	(24)

Qualium Investissement(9)(10)	Investment partnership	Class A common stock (9,900,000 shares)		1/3/2017	5.9	6.5	(24)
		Class B common stock (100,000 shares)		1/3/2017	0.1	0.1	(24)
		Class C common stock (48,939 shares)		1/3/2017	0.1	0.1	(24)

					6.1	6.7

Senior Direct Lending Program, LLC(8)(10)(23)	Co-investment vehicle	Subordinated certificates ($487.1 par due 12/2036)	9.34% (Libor + 8.00%/Q)(18)	7/27/2016	487.1	487.1
		Member interest (87.50% interest)		7/27/2016	—	—

					487.1	487.1

Vitesse CLO, Ltd.(9)(10)	Investment vehicle	Preferred shares (20,000,000 shares)		1/3/2017	—	—

Voya CLO 2014-4 Ltd.(9)(10)	Investment vehicle	Subordinated notes ($26.7 par due 10/2026)	10.50%	1/3/2017	17.0	18.6

VSC Investors LLC(10)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.3	(2)(24)

					669.4	692.3		9.75%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Financial Services
Callidus Capital Corporation(8)	Asset management services	Common stock (100 shares)		4/1/2010	3.0	1.7

Ciena Capital LLC(8)(21)	Real estate and small business loan servicer	First lien senior secured revolving loan ($14.0 par due 12/2017)	6.00%	11/29/2010	14.0	14.0	(2)
		Equity interests		11/29/2010	25.0	18.3	(2)

					39.0	32.3

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	11.11% (Libor + 9.75%/Q)	5/10/2012	28.0	28.0	(2)(17)

DFC Global Facility Borrower II LLC(21)	Non-bank provider of alternative financial services	First lien senior secured revolving loan ($75.0 par due 9/2022)	12.11% (Libor + 10.75%/Q)	9/27/2017	75.0	75.0	(2)(17)

Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.(7)	Debt collection services provider	Common stock (180 shares)		1/11/2017	—	—	(2)

Gordian Group, LLC	Provider of products, services and software to organizations pursuing efficient and effective procurement and information solutions	Common stock (526 shares)		11/30/2012	—	—	(2)

Imperial Capital Group LLC	Investment services	Class A common units (24,945 units)		5/10/2007	6.1	10.2	(2)
		2006 Class B common units (8,173 units)		5/10/2007	—	—	(2)

					6.1	10.2

Ivy Hill Asset Management, L.P.(8)(10)	Asset management services	Member interest (100.00% interest)		6/15/2009	244.0	315.1

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(10)	Asset-backed financial services company	First lien senior secured loan ($18.6 par due 6/2017)	11.36% (Libor + 10.00%/Q)	6/24/2014	18.6	16.8	(2)(17)

LS DE LLC and LM LSQ Investors LLC(10)	Asset based lender	Senior subordinated loan ($3.0 par due 6/2021)	10.50%	6/15/2017	3.0	3.0	(2)
		Senior subordinated loan ($27.0 par due 6/2021)	10.50%	6/25/2015	27.0	27.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	3.9

					33.3	33.9

					447.0	513.0		7.23%

Food and Beverage
American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	Second lien senior secured loan ($87.0 par due 2/2024)	9.57% (Libor + 8.13%/Q)	8/21/2017	86.8	87.0	(2)(17)
		Class A units (77,922 units)		8/19/2015	0.1	0.1	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	10.1	(2)

					94.3	97.2

Bakemark Holdings, Inc.	Manufacturer and distributor of specialty bakery ingredients	First lien senior secured loan ($1.7 par due 8/2023)	6.94% (Libor + 5.25%/Q)	8/14/2017	1.7	1.7	(2)(17)

DecoPac, Inc.(21)	Supplier of cake decorating solutions and products to in-store bakeries	First lien senior secured revolving loan ($2.3 par due 9/2023)	5.94% (Libor + 4.25%/Q)	9/29/2017	2.3	2.2	(2)(17)
		First lien senior secured revolving loan ($0.3 par due 9/2023)	5.89% (Libor + 4.25%/Q)	9/29/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($8.4 par due 9/2024)	5.94% (Libor + 4.25%/Q)	9/29/2017	8.4	8.3	(2)(17)

					11.0	10.8

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Eagle Family Foods Group LLC	Manufacturer and producer of milk products	First lien senior secured loan ($0.2 par due 12/2021)	5.69% (Libor + 4.00%/Q)	8/29/2017	0.2	0.2	(2)(17)
		First lien senior secured loan ($7.9 par due 12/2021)	10.74% (Libor + 9.05%/Q)	9/11/2017	7.8	7.5	(2)(17)
		First lien senior secured loan ($1.4 par due 12/2021)	10.74% (Libor + 9.05%/Q)	8/22/2016	1.4	1.3	(2)(17)
		First lien senior secured loan ($20.2 par due 12/2021)	10.74% (Libor + 9.05%/Q)	8/22/2016	20.2	19.2	(3)(17)
		First lien senior secured loan ($54.8 par due 12/2021)	10.74% (Libor + 9.05%/Q)	12/31/2015	54.5	52.0	(3)(17)

					84.1	80.2

Edward Don & Company, LLC and VCP-EDC Co-Invest, LLC	Distributor of foodservice equipment and supplies	First lien senior secured loan ($47.6 par due 9/2022)	10.00% (Libor + 8.50%/Q)	3/31/2017	47.6	47.6	(2)(17)
		Membership units (2,970,000 units)		6/9/2017	3.0	3.4

					50.6	51.0

FPI Holding Corporation(8)(21)	Distributor of fruits	First lien senior secured loan ($0.7 par due 6/2018)	—	1/3/2017	0.4	0.4	(16)

Gehl Foods, LLC and GF Parent LLC	Producer of low-acid, aseptic food and beverage products	First lien senior secured loan ($120.7 par due 6/2019)	7.88% (Libor + 6.50%/Q)	7/26/2017	120.7	120.7	(2)(17)
		Class A preferred units (2,940 units)		5/13/2015	2.9	1.9	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)
		Class B common units (0.26 units)		5/13/2015	—	—	(2)

					123.7	122.6

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	5.3	(2)

Kettle Cuisine, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($28.5 par due 2/2022)	11.21% (Libor + 9.75%/Q)	8/21/2015	28.5	28.5	(2)(17)

NECCO Holdings, Inc. and New England Confectionery Company, Inc.(8)(21)	Producer and supplier of candy	First lien senior secured revolving loan ($21.7 par due 1/2018)	—	1/3/2017	9.7	9.2	(16)
		First lien senior secured loan ($0.6 par due 8/2018)	—	11/20/2017	0.6	—	(16)
		First lien senior secured loan ($10.9 par due 1/2018)	—	1/3/2017	0.9	1.3	(16)
		First lien senior secured loan ($0.7 par due 1/2018)	—	11/20/2017	0.7	0.1	(16)
		Common stock (860,189 shares)		1/3/2017	—	—

					11.9	10.6

RF HP SCF Investor, LLC(10)	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	14.4	(2)
Teasdale Foods, Inc.(21)	Provider of beans, sauces and hominy to the retail, foodservice and wholesale channels	First lien senior secured revolving loan ($0.2 par due 10/2020)	6.18% (Libor + 4.75%/Q)	6/30/2017	0.2	0.2	(2)(17)
		First lien senior secured revolving loan ($0.2 par due 10/2020)	8.25% (Base Rate + 3.75%/Q)	6/30/2017	0.2	0.2	(2)(17)
		Second lien senior secured loan ($33.6 par due 10/2021)	10.44% (Libor + 8.75%/Q)	1/3/2017	33.6	33.3	(2)(17)
		Second lien senior secured loan ($21.3 par due 10/2021)	10.11% (Libor + 8.75%/Q)	1/3/2017	21.3	21.1	(2)(17)
		Second lien senior secured loan ($31.5 par due 10/2021)	10.13% (Libor + 8.75%/Q)	1/3/2017	31.5	31.2	(2)(17)

					86.8	86.0

					510.5	508.7		7.17%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Power Generation
Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.4 par due 8/2017)		12/16/2013	3.3	0.4	(2)(16)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	—	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	—	(2)

					3.6	0.4

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($46.1 par due 12/2020)	5.00% Cash, 5.00% PIK	8/8/2014	46.1	42.4	(2)
		Warrant to purchase up to 4 units of common stock (expires 8/2018)		8/8/2014	—	—	(2)

					46.1	42.4

DESRI VI Management Holdings, LLC	Wind power generation facility operator	Senior subordinated loan ($13.9 par due 12/2021)	10.00%	12/24/2014	13.9	13.9	(2)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.9 par due 11/2021)	7.19% (Libor + 5.50%/Q)	11/13/2014	24.8	24.4	(2)(17)
		Senior subordinated loan ($20.2 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	20.2	19.5	(2)
		Senior subordinated loan ($94.6 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	94.6	91.3	(2)

					139.6	135.2

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($8.3 par due 10/2018)	—	3/31/2015	7.9	0.4	(2)(16)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(9)

					7.9	0.4

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($33.9 par due 12/2020)	7.44% (Libor + 5.75%/Q)	12/19/2013	33.8	33.4	(2)(17)

Navisun LLC and Navisun Holdings LLC(8)(21)	Owner and operater of commercial and industrial solar projects	First lien senior secured loan ($2.6 par due 11/2023)	8.00% PIK	11/15/2017	2.6	2.6	(2)
		Series A Preferred units (1,000 units)	10.50% PIK	11/15/2017	0.3	0.3	(2)
		Class A units (550 units)		11/15/2017	—	—	(2)

					2.9	2.9

Panda Liberty LLC (fka Moxie Liberty LLC)	Gas turbine power generation facilities operator	First lien senior secured loan ($5.0 par due 8/2020)	8.19% (Libor + 6.50%/Q)	5/8/2017	4.6	4.6	(2)(17)
		First lien senior secured loan ($34.4 par due 8/2020)	8.19% (Libor + 6.50%/Q)	8/21/2013	34.2	31.6	(2)(17)

					38.8	36.2

Panda Temple Power II, LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($19.6 par due 4/2019)	7.69% (Libor + 6.00%/Q)	4/3/2013	19.6	17.4	(2)(17)

Panda Temple Power, LLC	Gas turbine power generation facilities operator	First lien senior secured revolving loan ($2.3 par due 4/2018)	10.35% (Libor + 9.00%/Q)	4/28/2017	2.3	2.3	(2)(17)
		First lien senior secured loan ($24.8 par due 3/2022)	—	3/6/2015	23.6	18.4	(2)(16)

					25.9	20.7

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.7	24.0	(2)

Riverview Power LLC	Operator of natural gas and oil fired power generation facilities	First lien senior secured loan ($98.1 par due 12/2022)	9.69% (Libor + 8.00%/Q)	12/29/2016	95.9	98.2	(2)(17)

					449.7	425.1		5.99%

Restaurants and Food Services
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(8)(21)	Restaurant owner and operator	First lien senior secured loan ($3.7 par due 12/2018)	19.67% PIK (Libor + 18.00%/Q)	12/22/2016	3.7	3.7	(2)(17)
		First lien senior secured loan ($49.3 par due 12/2018)	—	11/27/2006	39.9	12.3	(2)(16)
		Promissory note ($29.2 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 0.95 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					57.4	16.0

Benihana, Inc.(21)	Restaurant owner and operator	First lien senior secured revolving loan ($0.5 par due 7/2018)	8.57% (Libor + 7.00%/Q)	8/21/2012	0.5	0.5	(2)(17)(20)
		First lien senior secured revolving loan ($1.1 par due 7/2018)	8.69% (Libor + 7.00%/Q)	8/21/2012	1.1	1.1	(2)(17)(20)
		First lien senior secured revolving loan ($1.0 par due 7/2018)	10.25% (Base Rate + 5.75%/Q)	8/21/2012	1.0	0.9	(2)(17)(20)
		First lien senior secured loan ($0.3 par due 1/2019)	8.59% (Libor + 7.00%/Q)	12/28/2016	0.3	0.3	(2)(17)
		First lien senior secured loan ($4.7 par due 1/2019)	8.59% (Libor + 7.00%/Q)	8/21/2012	4.7	4.5	(4)(17)

					7.6	7.3

Cozzini Bros., Inc. and BH-Sharp Holdings LP(21)	Provider of commercial knife sharpening and cutlery services in the restaurant industry	First lien senior secured loan ($1.9 par due 3/2023)	7.07% (Libor + 5.50%/Q)	3/10/2017	1.9	1.9	(2)(17)
		First lien senior secured loan ($1.2 par due 3/2023)	6.92% (Libor + 5.50%/Q)	3/10/2017	1.2	1.2	(2)(17)
		First lien senior secured loan ($19.3 par due 3/2023)	6.92% (Libor + 5.50%/Q)	3/10/2017	19.3	19.3	(4)(17)
		Common units (2,950,000 units)		3/10/2017	3.0	2.8	(2)

					25.4	25.2
FWR Holding Corporation(21)	Restaurant owner, operator, and franchisor	First lien senior secured revolving loan ($0.3 par due 8/2023)	7.57% (Libor + 6.00%/Q)	8/21/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($0.2 par due 8/2023)	7.60% (Libor + 6.00%/Q)	8/21/2017	0.2	0.2	(2)(17)
		First lien senior secured loan ($2.0 par due 8/2023)	7.32% (Libor + 6.00%/Q)	8/21/2017	2.0	2.0	(2)(17)
		First lien senior secured loan ($2.0 par due 8/2023)	7.48% (Libor + 6.00%/Q)	8/21/2017	2.0	2.0	(2)(17)

					4.5	4.5

Garden Fresh Restaurant Corp. and GFRC Holdings LLC(8)(21)	Restaurant owner and operator	First lien senior secured revolving loan ($0.1 par due 2/2022)	9.50% (Libor + 8.00%/Q)	2/1/2017	0.1	0.1	(2)(17)(20)
		First lien senior secured loan ($24.9 par due 2/2022)	9.50% (Libor + 8.00%/Q)	10/3/2013	24.9	24.9	(2)(17)

					25.0	25.0

Global Franchise Group, LLC(21)	Worldwide franchisor of quick service restaurants	First lien senior secured loan ($8.7 par due 12/2019)	7.44% (Libor + 5.75%/Q)	9/15/2017	8.7	8.6	(2)(17)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	9.92% (Libor + 8.50%/Q)	10/20/2015	31.6	31.6	(2)(17)
		Preferred units (3,000,000 units)		10/20/2015	3.0	3.6	(2)

					34.6	35.2

Hojeij Branded Foods, LLC(21)	Leading operator of airport concessions across the U.S.	First lien senior secured loan ($0.3 par due 7/2022)	7.29% (Libor + 6.00%/Q)	7/20/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($6.3 par due 7/2022)	7.57% (Libor + 6.00%/Q)	7/20/2017	6.2	6.3	(4)(17)

					6.5	6.6

Jim N Nicks Management, LLC(21)	Restaurant owner and operator	First lien senior secured revolving loan ($1.2 par due 7/2023)	6.71% (Libor + 5.25%/Q)	7/10/2017	1.2	1.2	(2)(17)
		First lien senior secured revolving loan ($0.5 par due 7/2023)	6.64% (Libor + 5.25%/Q)	7/10/2017	0.5	0.5	(2)(17)
		First lien senior secured loan ($0.6 par due 7/2023)	6.63% (Libor + 5.25%/Q)	7/10/2017	0.6	0.6	(2)(17)
		First lien senior secured loan ($0.6 par due 7/2023)	6.94% (Libor + 5.25%/Q)	7/10/2017	0.6	0.6	(2)(17)
		First lien senior secured loan ($14.1 par due 7/2023)	6.94% (Libor + 5.25%/Q)	7/10/2017	14.1	13.8	(4)(17)

					17.0	16.7

Orion Foods, LLC(8)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)	—	4/1/2010	1.2	0.5	(2)(16)
		Second lien senior secured loan ($19.4 par due 9/2015)	—	4/1/2010	—	—	(2)(16)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1.2	0.5

OTG Management, LLC(21)	Airport restaurant operator	First lien senior secured revolving loan ($8.4 par due 8/2021)	9.85% (Libor + 8.50%/Q)	8/26/2016	8.4	8.4	(2)(17)
		First lien senior secured loan ($4.9 par due 8/2021)	9.88% (Libor + 8.50%/Q)	8/26/2016	4.9	4.9	(2)(17)
		First lien senior secured loan ($1.6 par due 8/2021)	9.91% (Libor + 8.50%/Q)	8/26/2016	1.6	1.6	(2)(17)
		First lien senior secured loan ($2.2 par due 8/2021)	9.98% (Libor + 8.50%/Q)	8/26/2016	2.2	2.2	(2)(17)
		First lien senior secured loan ($97.8 par due 8/2021)	9.88% (Libor + 8.50%/Q)	8/26/2016	97.8	97.8	(3)(17)
		Senior subordinated loan ($25.3 par due 2/2022)	17.50% PIK	8/26/2016	25.1	25.3	(2)
		Class A preferred units (3,000,000 units)		8/26/2016	30.0	34.7	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	9.1	(2)
		Warrant to purchase up to 7.73% of common units (expires 6/2018)		6/19/2008	0.1	—	(2)
		Warrant to purchase 0.60% of the common units deemed outstanding (expires 12/2018)		8/29/2016	—	19.9	(2)

					173.1	203.9
Restaurant Holding Company, LLC	Fast food restaurant operator	First lien senior secured loan ($31.7 par due 2/2019)	9.32% (Libor + 7.75%/Q)	3/13/2014	31.6	30.7	(3)(17)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurant Technologies, Inc.(21)	Provider of bulk cooking oil management services to the restaurant and fast food service industries	First lien senior secured revolving loan ($0.2 par due 11/2021)	6.32% (Libor + 4.75%/Q)	11/23/2016	0.2	0.2	(2)(17)(20)
		First lien senior secured revolving loan ($0.4 par due 11/2021)	6.30% (Libor + 4.75%/Q)	11/23/2016	0.4	0.4	(2)(17)(20)

					0.6	0.6

SFE Intermediate Holdco LLC(21)	Provider of outsourced foodservice to K-12 school districts	First lien senior secured revolving loan ($0.8 par due 7/2022)	6.50% (Libor + 5.00%/Q)	7/31/2017	0.8	0.8	(2)(17)
		First lien senior secured loan ($6.8 par due 7/2023)	6.38% (Libor + 5.00%/Q)	7/31/2017	6.7	6.8	(4)(17)

					7.5	7.6

					400.7	388.4		5.47%

Automotive Services
A.U.L. Corp.(21)	Provider of vehicle service contracts ("VSCs") and limited warranties for passenger vehicles	First lien senior secured revolving loan ($0.4 par due 6/2023)	9.00% (Base Rate + 4.50%/Q)	6/7/2017	0.4	0.4	(2)(17)
		First lien senior secured loan ($7.8 par due 6/2023)	6.75% (Libor + 5.00%/Q)	6/7/2017	7.8	7.8	(2)(17)

					8.2	8.2

AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($0.1 par due 8/2021)	7.09% (Libor + 5.75%/Q)	7/21/2017	0.1	0.1	(2)(17)
		First lien senior secured loan ($3.0 par due 8/2021)	7.13% (Libor + 5.75%/Q)	7/21/2017	3.0	3.0	(2)(17)
		First lien senior secured loan ($1.5 par due 8/2021)	7.23% (Libor + 5.75%/Q)	7/21/2017	1.5	1.5	(2)(17)
		Common stock (3,467 shares)		8/31/2015	3.5	4.3	(2)

					8.1	8.9

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/30/2014	0.3	2.1	(2)

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	10.24% (Libor + 8.75%/Q)	4/7/2015	50.0	50.0	(2)(17)
		Class A common stock (10,000 shares)		4/7/2015	0.2	0.5	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.4	1.0	(2)

					50.6	51.5

Eckler Industries, Inc.(21)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2.0 par due 12/2017)	—	7/12/2012	2.0	1.5	(2)(16)
		First lien senior secured loan ($6.6 par due 12/2017)	—	7/12/2012	6.6	4.9	(2)(16)
		First lien senior secured loan ($24.3 par due 12/2017)	—	7/12/2012	24.3	18.0	(2)(16)
		Series A preferred stock (1,800 shares)		7/12/2012	1.8	—	(2)
		Common stock (20,000 shares)		7/12/2012	0.2	—	(2)

					34.9	24.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
EcoMotors, Inc.	Engine developer	First lien senior secured loan ($9.4 par due 3/2018)	—	9/1/2015	9.1	0.1	(2)(16)
		Warrant to purchase up to 321,888 shares of Series C preferred stock (expires 12/2022)		12/28/2012	—	—	(2)
		Warrant to purchase up to 70,000 shares of Series C preferred stock (expires 2/2025)		2/24/2015	—	—	(2)

					9.1	0.1

ESCP PPG Holdings, LLC(7)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	2.8	(2)

Mavis Tire Supply LLC	Auto parts retailer	First lien senior secured loan ($38.5 par due 10/2020)	6.67% (Libor + 5.25%/Q)	7/26/2017	38.5	38.5	(2)(17)
		First lien senior secured loan ($2.0 par due 10/2020)	6.67% (Libor + 5.25%/Q)	10/18/2017	2.0	2.0	(2)(17)
		First lien senior secured loan ($179.0 par due 10/2020)	6.67% (Libor + 5.25%/Q)	7/26/2017	179.0	179.0	(2)(17)

					219.5	219.5

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($10.0 par due 2/2020)	9.25% (Libor + 7.59%/Q)	2/20/2015	10.0	10.0	(2)(17)
		First lien senior secured loan ($18.3 par due 2/2020)	9.25% (Libor + 7.59%/Q)	2/20/2015	18.3	18.3	(3)(17)

					28.3	28.3

SK SPV IV, LLC	Collision repair site operators	Series A common stock (12,500 units)		8/18/2014	0.6	3.2	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	3.2	(2)

					1.2	6.4

					363.7	352.2		4.96%

Education
Campus Management Acquisition Corp.(7)	Education software developer	Preferred stock (485,159 shares)		2/8/2008	10.5	11.0	(2)

Excelligence Holdings Corp.	Developer, manufacturer and retailer of educational products	First lien senior secured loan ($10.0 par due 4/2023)	7.35% (Libor + 6.00%/Q)	4/17/2017	10.0	9.6	(4)(17)

Flinn Scientific, Inc. and WCI-Quantum Holdings, Inc.	Distributor of instructional products, services and resources	First lien senior secured loan ($32.0 par due 10/2020)	6.50% (Libor + 5.00%/Q)	7/26/2017	32.0	32.0	(2)(17)
		First lien senior secured loan ($38.7 par due 10/2020)	6.37% (Libor + 5.00%/Q)	7/26/2017	38.7	38.7	(2)(17)
		Series A preferred stock (1,272 shares)		10/24/2014	1.0	1.2	(2)

					71.7	71.9

Frontline Technologies Group Holding LLC, Frontline Technologies Blocker Buyer, Inc., Frontline Technologies Holdings, LLC and Frontline Technologies Parent, LLC(21)	Provider of human capital management ("HCM") and SaaS-based software solutions to employees and administrators of K-12 school organizations	First lien senior secured loan ($39.6 par due 9/2023)	8.09% (Libor + 6.50%/Q)	9/19/2017	39.1	39.0	(2)(17)
		Class A preferred units (4,574 units)		9/18/2017	4.6	4.8
		Class B units (499,050 units)		9/18/2017	—	—

					43.7	43.8

Infilaw Holding, LLC(21)	Operator of for-profit law schools	First lien senior secured revolving loan ($4.5 par due 2/2018)	—	8/25/2011	3.5	—	(2)(16)(20)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.(21)	Private school operator	First lien senior secured revolving loan ($11.8 par due 12/2018)	12.50% (Base Rate + 8.00%/Q)	5/18/2017	11.8	11.8	(2)(17)
		First lien senior secured loan ($3.2 par due 12/2018)	10.50% (Libor + 9.00%/Q)	10/31/2015	3.2	3.2	(2)(17)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	25.2	(2)
		Series B preferred stock (1,401,385 shares)		8/5/2010	4.0	—	(2)
		Series C preferred stock (1,994,644 shares)		6/7/2010	0.5	—	(2)
		Series B preferred stock (348,615 shares)		8/5/2010	1.0	—	(2)
		Series C preferred stock (517,942 shares)		6/7/2010	0.1	—	(2)
		Common stock (16 shares)		6/7/2010	—	—	(2)
		Common stock (4 shares)		6/7/2010	—	—	(2)

					140.0	40.2

Liaison Acquisition, LLC(21)	Provider of centralized applications services to educational associations	Second lien senior secured loan ($15.0 par due 8/2023)	10.81% (Libor + 9.25%/Q)	2/9/2017	14.7	15.0	(2)(17)

PIH Corporation and Primrose Holding Corporation(7)(21)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($0.6 par due 12/2018)	6.63% (Libor + 5.25%/Q)	12/13/2013	0.6	0.6	(2)(17)
		First lien senior secured revolving loan ($0.4 par due 12/2018)	8.75% (Base Rate + 4.25%/Q)	12/13/2013	0.4	0.4	(2)(17)
		First lien senior secured loan ($1.6 par due 12/2018)	7.07% (Libor + 5.50%/Q)	12/15/2017	1.6	1.6	(2)(17)
		Common stock (7,227 shares)		1/3/2017	10.7	17.8

					13.3	20.4

R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Preferred stock (1,977 shares)		7/30/2008	0.5	0.5	(2)
		Common membership interest (15.76% interest)		9/21/2007	15.8	26.2	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	9.1	(2)

					16.3	35.8
Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)

					—	—

RuffaloCODY, LLC(21)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan	—	5/29/2013	—	—	(19)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Severin Acquisition, LLC(21)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($38.7 par due 7/2022)	10.32% (Libor + 8.75%/Q)	2/1/2017	37.9	38.7	(2)(17)
		Second lien senior secured loan ($3.1 par due 7/2022)	10.57% (Libor + 9.00%/Q)	10/14/2016	3.1	3.1	(17)
		Second lien senior secured loan ($4.2 par due 7/2022)	10.32% (Libor + 8.75%/Q)	10/28/2015	4.1	4.2	(2)(17)
		Second lien senior secured loan ($15.0 par due 7/2022)	10.32% (Libor + 8.75%/Q)	7/31/2015	14.8	15.0	(2)(17)
		Second lien senior secured loan ($3.3 par due 7/2022)	10.82% (Libor + 9.25%/Q)	2/1/2016	3.2	3.3	(2)(17)
		Second lien senior secured loan ($2.8 par due 7/2022)	10.82% (Libor + 9.25%/Q)	8/8/2016	2.8	2.8	(17)
		Second lien senior secured loan ($3.1 par due 7/2022)	10.57% (Libor + 9.00%/Q)	1/3/2017	3.1	3.1	(17)
		Second lien senior secured loan ($5.5 par due 7/2022)	10.32% (Libor + 8.75%/Q)	1/3/2017	5.5	5.5	(2)(17)
		Second lien senior secured loan ($20.0 par due 7/2022)	10.32% (Libor + 8.75%/Q)	1/3/2017	20.0	20.0	(2)(17)
		Second lien senior secured loan ($4.4 par due 7/2022)	10.82% (Libor + 9.25%/Q)	1/3/2017	4.4	4.4	(2)(17)
		Second lien senior secured loan ($2.8 par due 7/2022)	10.82% (Libor + 9.25%/Q)	1/3/2017	2.8	2.8	(17)

					101.7	102.9

					425.4	350.6		4.94%

Wholesale Distribution
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	First lien senior secured loan ($4.7 par due 2/2022)	6.69% (Libor + 5.00%/Q)	3/1/2017	4.7	4.6	(2)(17)
		First lien senior secured loan ($188.7 par due 2/2022)	7.19% (Libor + 5.50%/Q)	7/26/2017	188.7	186.8	(2)(17)

					193.4	191.4

Flow Solutions Holdings, Inc.	Distributor of high value fluid handling, filtration and flow control products	Second lien senior secured loan ($6.0 par due 10/2018)	10.57% (Libor + 9.00%/Q)	12/16/2014	6.0	6.0	(2)(17)
		Second lien senior secured loan ($29.5 par due 10/2018)	10.57% (Libor + 9.00%/Q)	12/16/2014	29.5	29.5	(2)(17)

					35.5	35.5

KHC Holdings, Inc. and Kele Holdco, Inc.(21)	Catalog-based distribution services provider for building automation systems	First lien senior secured revolving loan ($0.7 par due 10/2020)	5.80% (Libor + 4.25%/Q)	1/3/2017	0.7	0.7	(2)(17)
		First lien senior secured loan ($66.2 par due 10/2022)	7.69% (Libor + 6.00%/Q)	1/3/2017	66.2	66.2	(3)(17)
		Common stock (30,000 shares)		1/3/2017	3.1	3.1

					70.0	70.0

					298.9	296.9		4.18%

Oil and Gas
Moss Creek Resources, LLC	Exploration and production company	Senior subordinated loan ($30.0 par due 4/2022)	9.50% (Libor + 8.00%/Q)	5/5/2017	29.7	30.0	(2)(17)

Penn Virginia Holding Corp.	Exploration and production company	Second lien senior secured loan ($90.1 par due 9/2022)	8.57% (Libor + 7.00%/Q)	9/28/2017	90.1	88.3	(2)(17)

Petroflow Energy Corporation and TexOak Petro Holdings LLC(7)	Oil and gas exploration and production company	First lien senior secured loan ($12.8 par due 6/2019)	3.36% (Libor + 2.00%/Q)	6/29/2016	11.7	12.4	(2)(17)
		Second lien senior secured loan ($24.7 par due 12/2019)	—	6/29/2016	21.9	—	(2)(16)
		Common units (202,000 units)		6/29/2016	11.1	—

					44.7	12.4

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VPROP Operating, LLC and Vista Proppants and Logistics, LLC	Sand based proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($28.2 par due 8/2021)	10.98% (Libor + 9.50%/Q)	8/1/2017	28.1	28.2	(2)(17)
		First lien senior secured loan ($35.3 par due 8/2021)	10.74% (Libor + 8.50% Cash, 1.00% PIK/Q)	11/9/2017	35.3	35.3	(2)(17)
		First lien senior secured loan ($15.2 par due 3/2021)	10.98% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	15.2	15.2	(2)(17)
		First lien senior secured loan ($75.5 par due 3/2021)	10.98% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	75.5	75.5	(3)(17)
		Common units (997,864 units)		11/9/2017	9.7	9.7	(2)

					163.8	163.9

					328.3	294.6		4.15%

Containers and Packaging
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	0.8	(2)

ICSH Parent, Inc. and Vulcan Container Services Holdings, Inc.	Industrial container manufacturer, reconditioner and servicer	Second lien senior secured loan ($63.6 par due 4/2025)	9.38% (Libor + 8.00%/Q)	4/28/2017	62.9	63.6	(2)(17)
		Series A common stock (24,900 shares)		4/28/2017	2.5	3.3	(2)

					65.4	66.9

LBP Intermediate Holdings LLC(21)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(19)
		First lien senior secured loan ($11.8 par due 7/2020)	7.19% (Libor + 5.50%/Q)	7/10/2015	11.8	11.8	(3)(17)
		First lien senior secured loan ($5.0 par due 7/2020)	7.19% (Libor + 5.50%/Q)	7/10/2015	5.0	5.0	(4)(17)

					16.8	16.8

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($78.5 par due 12/2018)	9.05% (Libor + 7.50%/Q)	12/14/2012	78.5	78.5	(2)(17)
		Second lien senior secured loan ($54.0 par due 12/2018)	9.05% (Libor + 7.50%/Q)	12/14/2012	54.0	54.0	(3)(17)
		Second lien senior secured loan ($10.0 par due 12/2018)	9.05% (Libor + 7.50%/Q)	12/14/2012	10.0	10.0	(4)(17)
		Common stock (50,000 shares)		12/14/2012	4.0	6.8	(2)

					146.5	149.3

NSI Holdings, Inc.(7)	Manufacturer of plastic containers for the wholesale nursery industry	Series A preferred stock (2,192 shares)		1/3/2017	—	—

Ranpak Corp.	Manufacturer and marketer of paper-based protective packaging systems and materials	Second lien senior secured loan ($13.3 par due 10/2022)	8.75% (Libor + 7.25%/Q)	1/3/2017	12.8	13.3	(2)(17)

					242.0	247.1		3.48%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

RE Community Holdings GP, LLC and RE Community Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (2.86% interest)		3/1/2011	—	—	(2)
		Limited partnership interest (2.49% interest)		3/1/2011	—	—	(2)

					—	—

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Soil Safe, Inc. and Soil Safe Acquisition Corp.(8)(21)	Provider of soil treatment, recycling and placement services	First lien senior secured revolving loan	—	1/3/2017	—	—	(19)

		First lien senior secured loan ($22.0 par due 1/2020)	8.00% (Libor + 6.25%/Q)	1/3/2017	22.0	22.0	(2)(17)
		Second lien senior secured loan ($12.7 par due 6/2020)	10.75% (Libor + 7.75%/Q)	1/3/2017	12.7	12.7	(2)(17)
		Senior subordinated loan ($36.7 par due 12/2020)	16.50% PIK	1/3/2017	36.7	36.7	(2)
		Senior subordinated loan ($31.5 par due 12/2020)	14.50% PIK	1/3/2017	31.5	31.5	(2)
		Senior subordinated loan ($30.5 par due 12/2020)	—	1/3/2017	11.5	4.0	(16)
		Common stock (810 shares)		1/3/2017	—	—

					114.4	106.9

Storm UK Holdco Limited and Storm US Holdco Inc.(9)(21)	Provider of water infrastructure software solutions for municipalities / utilities and engineering consulting firms	First lien senior secured revolving loan ($0.1 par due 5/2022)	9.00% (Base Rate + 4.50%/Q)	5/5/2017	0.1	0.1	(2)(17)
		First lien senior secured loan ($1.6 par due 5/2023)	6.89% (Libor + 5.50%/Q)	5/5/2017	1.6	1.5	(2)(17)

					1.7	1.6

Waste Pro USA, Inc	Waste management services	Second lien senior secured loan ($75.2 par due 10/2020)	9.05% (Libor + 7.50%/Q)	10/15/2014	75.2	75.2	(3)(17)

					191.3	183.7		2.59%

Printing, Publishing and Media
Connoisseur Media, LLC	Owner and operator of radio stations	First lien senior secured loan ($21.0 par due 6/2019)	7.74% (Libor + 6.38%/Q)	7/26/2017	21.0	20.8	(2)(17)
		First lien senior secured loan ($0.1 par due 6/2019)	9.88% (Base Rate + 5.38%/Q)	7/26/2017	0.1	0.1	(2)(17)
		First lien senior secured loan ($0.7 par due 6/2019)	8.07% (Libor + 6.38%/Q)	7/26/2017	0.7	0.6	(2)(17)
		First lien senior secured loan ($0.3 par due 6/2019)	8.07% (Libor + 6.38%/Q)	7/26/2017	0.3	0.3	(4)(17)
		First lien senior secured loan ($41.4 par due 6/2019)	7.76% (Libor + 6.38%/Q)	7/26/2017	41.4	41.0	(2)(17)
		First lien senior secured loan ($17.8 par due 6/2019)	7.76% (Libor + 6.38%/Q)	7/26/2017	17.8	17.6	(4)(17)

					81.3	80.4

Earthcolor Group, LLC	Printing management services	Limited liability company interests (9.30%)		5/18/2012	—	—

EDS Group(8)(9)	Provider of print and digital services	Common stock (2,432,750 shares)		1/3/2017	—	2.7

Roark-Money Mailer LLC	Marketer, advertiser and distributor of coupons in the mail industry	Membership units (35,000 units)		1/3/2017	—	—

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	2.4	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	2.4

					82.4	85.5		1.20%

Chemicals
AMZ Holding Corp.(21)	Specialty chemicals manufacturer	First lien senior secured loan ($12.2 par due 6/2022)	6.57% (Libor + 5.00%/Q)	6/27/2017	12.2	12.2	(4)(17)

Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
K2 Pure Solutions Nocal, L.P.(21)	Chemical producer	First lien senior secured revolving loan ($1.5 par due 2/2021)	8.70% (Libor + 7.13%/Q)	8/19/2013	1.5	1.5	(2)(17)
		First lien senior secured loan ($40.0 par due 2/2021)	7.57% (Libor + 6.00%/Q)	8/19/2013	40.0	40.0	(3)(17)
		First lien senior secured loan ($13.0 par due 2/2021)	7.57% (Libor + 6.00%/Q)	8/19/2013	13.0	13.0	(4)(17)

					54.5	54.5

					66.7	66.7		0.94%

Retail
Fashion Holding Luxembourg SCA (Modacin/Camaeiu)(8)(9)	Retailer of women's clothing	Preferred stock (241,776,675 shares)		1/3/2017	—	—

Galls, LLC	Distributor of public safety, private security and defense products in the United States	Second lien senior secured loan ($2.0 par due 8/2021)	9.71% (Libor + 8.25%/Q)	8/25/2017	2.0	2.0	(2)(17)
		Second lien senior secured loan ($7.1 par due 8/2021)	9.85% (Libor + 8.25%/Q)	8/25/2017	7.1	7.1	(2)(17)
		Second lien senior secured loan ($1.9 par due 8/2021)	9.94% (Libor + 8.25%/Q)	8/25/2017	1.9	1.9	(2)(17)
		Second lien senior secured loan ($14.3 par due 8/2021)	9.94% (Libor + 8.25%/Q)	1/3/2017	14.3	14.3	(2)(17)
		Second lien senior secured loan ($26.0 par due 8/2021)	9.94% (Libor + 8.25%/Q)	1/3/2017	26.0	26.0	(2)(17)

					51.3	51.3

Paper Source, Inc. and Pine Holdings, Inc.(21)	Retailer of fine and artisanal paper products	First lien senior secured loan ($9.6 par due 9/2019)	7.94% (Libor + 6.25%/Q)	9/23/2013	9.6	9.4	(4)(17)
		Class A common stock (36,364 shares)		9/23/2013	6.0	3.1	(2)

					15.6	12.5

Things Remembered, Inc. and TRM Holdco Corp.(7)(21)	Personalized gifts retailer	First lien senior secured loan ($12.3 par due 3/2020)	—	8/30/2016	10.5	1.5	(2)(16)
		Common stock (10,631,940 shares)		8/30/2016	6.1	—	(2)

					16.6	1.5

					83.5	65.3		0.92%

Aerospace and Defense
Cadence Aerospace, LLC(21)	Aerospace precision components manufacturer	First lien senior secured revolving loan ($0.7 par due 11/2022)	7.91% (Libor + 6.50%/Q)	11/14/2017	0.7	0.7	(2)(17)(20)
		First lien senior secured loan ($32.5 par due 11/2023)	7.91% (Libor + 6.50%/Q)	11/14/2017	32.2	32.2	(2)(17)

					32.9	32.9

Jazz Acquisition, Inc.	Designer and distributor of aftermarket replacement components to the commercial airlines industry	Second lien senior secured loan ($25.0 par due 6/2022)	8.44% (Libor + 6.75%/Q)	1/3/2017	19.8	22.5	(2)(17)

					52.7	55.4		0.78%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($35.0 par due 10/2020)	10.07% (Libor + 8.50%/Q)	10/11/2007	35.0	35.0	(3)(17)

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P., NCP Curves, L.P. and Curves International Holdings, Inc.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	4.4	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	2.2	9.7	(2)(9)
		Common stock (1,680 shares)		11/12/2014	—	—	(2)(9)

					6.4	14.1

Movati Athletic (Group) Inc.(9)(21)	Premier health club operator	First lien senior secured loan ($0.3 par due 10/2022)	5.90% (Libor + 4.50%/Q)	10/5/2017	0.3	0.3	(2)(17)
		First lien senior secured loan ($3.1 par due 10/2022)	5.91% (Libor + 4.50%/Q)	10/5/2017	3.0	3.0	(2)(17)

					3.3	3.3

					44.7	52.4		0.74%

Farming and Agriculture
QC Supply, LLC(21)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($4.0 par due 12/2021)	7.57% (Libor + 6.00%/Q)	12/29/2016	4.0	3.9	(2)(17)
		First lien senior secured loan ($2.5 par due 12/2022)	7.57% (Libor + 6.00%/Q)	12/29/2016	2.5	2.4	(2)(17)
		First lien senior secured loan ($11.2 par due 12/2022)	7.57% (Libor + 6.00%/Q)	12/29/2016	11.2	11.0	(2)(17)
		First lien senior secured loan ($14.9 par due 12/2022)	7.57% (Libor + 6.00%/Q)	12/29/2016	14.9	14.6	(4)(17)

					32.6	31.9

					32.6	31.9		0.45%

Hotel Services
Pyramid Management Advisors, LLC and Pyramid Investors, LLC	Hotel Operator	First lien senior secured loan ($3.0 par due 7/2021)	8.69% (Libor + 7.00%/Q)	7/15/2016	3.0	3.0	(2)(17)
		First lien senior secured loan ($19.5 par due 7/2021)	11.37% (Libor + 10.06%/Q)	7/15/2016	19.5	19.5	(3)(17)
		Membership units (996,833 units)		7/15/2016	1.0	0.8	(2)

					23.5	23.3

					23.5	23.3		0.33%

Computers and Electronics
Everspin Technologies, Inc.	Designer and manufacturer of computer memory solutions	Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		6/5/2015	0.4	—	(5)(24)

Imaging Business Machines, L.L.C. and Scanner Holdings Corporation(8)	Provider of high-speed intelligent document scanning hardware and software	Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Series A preferred stock (66,424,135 shares)		1/3/2017	—	4.5
		Class A common stock (33,173 shares)		1/3/2017	—	—
		Class B common stock (134,214 shares)		1/3/2017	—	—

					16.2	21.1

					16.6	21.1		0.30%

Company(1)	Business Description	Investment	Interest(6)(12)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Telecommunications
Adaptive Mobile Security Limited(9)	Developer of security software for mobile communications networks	First lien senior secured loan ($0.9 par due 10/2018)	12.00% (EURIBOR + 8.00% Cash, 2.00% PIK/M)	10/17/2016	0.8	0.8	(2)(17)
		First lien senior secured loan ($0.8 par due 7/2018)	12.00% (EURIBOR + 8.00% Cash, 2.00% PIK/M)	1/16/2015	0.7	0.7	(2)(17)
		First lien senior secured loan ($0.3 par due 10/2018)	12.00% (EURIBOR + 8.00% Cash, 2.00% PIK/M)	1/16/2015	0.3	0.3	(2)(17)

					1.8	1.8

CHL, LTD.	Repair and service solutions provider for cable, satellite and telecommunications based service providers	Warrant to purchase up to 120,000 shares of Series A common stock (expires 5/2020)		1/3/2017	—	—
		Warrant to purchase up to 280,000 shares of Series B common stock (expires 5/2020)		1/3/2017	—	—
		Warrant to purchase up to 80,000 shares of Series C common stock (expires 5/2020)		1/3/2017	—	—

					—	—

LTG Acquisition, Inc.	Designer and manufacturer of display, lighting and passenger communication systems for mass transportation markets	Class A membership units (5,000 units)		1/3/2017	5.1	1.7

Startec Equity, LLC(8)	Communication services	Member interest		4/1/2010	—	—

					6.9	3.5		0.05%

Commercial Real Estate Financial
ACAS Real Estate Holdings Corporation(8)	Real estate holding company	Common stock (1,000 shares)		1/3/2017	2.6	2.1

NECCO Realty Investments LLC(8)	Real estate holding company	Membership units (7,450 units)		1/3/2017	—	—

					2.6	2.1		0.03%

Housing and Building Materials
Halex Holdings, Inc.(8)(21)	Manufacturer of flooring installation products	First lien senior secured revolving loan ($1.1 par due 12/2018)		1/24/2017	1.1	—
		Common stock (51,853 shares)		1/3/2017	—	—

					1.1	—

					1.1	—		—%

Total Investments					$11,904.5	$11,840.6		166.83%

Derivative Instruments

Foreign currency forward contracts

Description	Notional Amount to be Purchased	Notional Amount to be Sold		Counterparty	Settlement Date	Unrealized Appreciation / (Depreciation)
Foreign currency forward contract	$3	CAD	4	Bank of Montreal	January 4, 2018	$—
Foreign currency forward contract	$8	CAD	10	Bank of Montreal	January 16, 2018	—
Foreign currency forward contract	$81	CAD	103	Bank of Montreal	February 16, 2018	(1)
Foreign currency forward contract	$18		€15	Bank of Montreal	January 16, 2018	—
Foreign currency forward contract	$9		€8	Bank of Montreal	February 15, 2018	—
Foreign currency forward contract	$2		€2	Bank of Montreal	March 15, 2018	—
Foreign currency forward contract	$90		£68	Bank of Montreal	February 15, 2018	(2)
Foreign currency forward contract	$12		£9	Bank of Montreal	February 16, 2018	—

Total						$(3)

Interest rate swap

Description	Payment Terms		Counterparty	Maturity Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation / (Depreciation)
Interest rate swap	Pay Fixed 2.0642%	Receive Floating One-Month LIBOR of 1.50%	Bank of Montreal	January 4, 2021	$395	$(1)	$—	$(1)

Total								$(1)

(1)
Other than the Company's investments listed in footnote 8 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2017 represented 167% of the Company's net assets or 96% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5 to the consolidated financial statements).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5 to the consolidated financial statements).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5 to the consolidated financial statements).

(5)
These assets are owned by the Company's consolidated subsidiary Ares Venture Finance, L.P. ("AVF LP"), are pledged as collateral for the SBA-guaranteed debentures (the "SBA Debentures") and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than AVF LP's obligations (see Note 5 to the consolidated financial statements). AVF LP operates as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

(6)
Investments without an interest rate are non-income producing.

(7)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions as of and during the year ended December 31, 2017 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

	For the year ended December 31, 2017									As of December 31, 2017
(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)	Fair Value
Campus Management Acquisition Corp.	$—	$—	$—	$—	$—	$—	$—	$—	$0.7	$11.0
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	$14.0	$0.8	$—	$1.1	$0.1	$—	$0.2	$—	$1.0	$28.5
ESCP PPG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(0.9)	$2.8
Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.	$3.0	$3.0	$—	$—	$—	$—	$—	$—	$—	$—
Ioxus, Inc	$—	$—	$—	$1.3	$—	$—	$—	$—	$(0.1)	$11.2
Multi-Ad Services, Inc.	$—	$—	$—	$—	$—	$—	$—	$0.1	$—	$—
NSI Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$2.6	$1.8	$0.4	$—	$—	$—	$0.2	$(4.8)	$12.4
PIH Corporation and Primrose Holding Corporation	$17.0	$6.2	$—	$—	$—	$1.4	$—	$—	$7.0	$20.4
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$10.7	$—	$—	$0.1	$—	$(9.1)	$86.1
Things Remembered, Inc. and TRM Holdco Corp.	$5.1	$5.0	$0.3	$0.1	$—	$—	$0.1	$—	$(1.9)	$1.5
UL Holding Co., LLC	$—	$—	$—	$3.3	$—	$—	$—	$—	$6.3	$42.4

	$39.1	$17.6	$2.1	$16.9	$0.1	$1.4	$0.4	$0.3	$(1.8)	$216.3

(8)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions as of and during the year ended December 31, 2017 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

	For the year ended December 31, 2017									As of December 31, 2017
(in millions) Company	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)	Fair Value
10th Street, LLC and New 10th Street, LLC	$—	$53.3	$0.6	$2.0	$—	$—	$—	$34.5	$(34.7)	$—
ACAS 2007-1 CLO	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
ACAS Equity Holdings Corporation	$0.5	$—	$—	$—	$—	$—	$—	$—	$(0.1)	$0.4
ACAS Real Estate Holdings Corporation	$2.6	$—	$—	$—	$—	$—	$—	$—	$(0.5)	$2.1
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$—	$—	$—	$0.6	$—	$—	$0.1	$—	$(15.9)	$16.0
Alcami Holdings, LLC	$273.1	$5.5	$0.3	$29.8	$—	$—	$2.1	$—	$166.8	$442.3
AllBridge Financial, LLC	$—	$—	$—	$—	$—	$0.4	$—	$—	$(0.4)	$—
Ares IIIR/IVR CLO Ltd.	$—	$5.2	$—	$0.4	$—	$—	$—	$0.5	$0.1	$0.1
Bellotto Holdings Limited	$193.6	$193.6	$—	$—	$—	$—	$—	$58.1	$—	$—
Callidus Capital Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1.7
Ciena Capital LLC	$—	$—	$10.0	$0.8	$—	$—	$—	$—	$10.6	$32.3
CoLTS 2005-1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
CoLTS 2005-2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Columbo Midco Limited, Columbo Bidco Limited and Columbo Topco Limited	$27.9	$—	$—	$—	$—	$—	$—	$—	$12.7	$40.6
Community Education Centers, Inc. and CEC Parent Holdings LLC	$—	$36.2	$38.1	$1.2	$—	$8.4	$0.1	$24.3	$(10.9)	$—
Competitor Group, Inc., Calera XVI, LLC and Champion Parent Corporation	$0.5	$18.6	$42.8	$—	$—	$—	$—	$(20.1)	$17.3	$0.2
CSHM LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
EDS Group	$11.8	$12.1	$—	$0.4	$—	$—	$—	$3.3	$2.7	$2.7
ETG Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
European Capital Private Debt LP	$97.9	$0.3	$97.7	$—	$—	$—	$—	$1.1	$—	$—
European Capital UK SME Debt LP	$46.8	$4.8	$0.8	$—	$—	$—	$—	$0.1	$0.6	$41.7
Fashion Holding Luxembourg SCA (Modacin/Camaeiu)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
FPI Holding Corporation	$0.4	$—	$—	$—	$—	$—	$—	$—	$(1.0)	$0.4
Garden Fresh Restaurant Corp. and GFRC Holdings LLC	$14.6	$12.3	$18.9	$3.6	$—	$—	$0.2	$—	$2.0	$25.0
Halex Holdings, Inc.	$1.1	$—	$—	$—	$—	$—	$—	$2.4	$(2.0)	$—
HALT Medical, Inc.	$0.7	$—	$0.6	$—	$—	$—	$—	$—	$—	$—
Hard 8 Games, LLC	$9.4	$—	$9.4	$—	$—	$—	$—	$4.6	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1
Imaging Business Machines, L.L.C. and Scanner Holdings Corporation	$16.1	$—	$—	$2.4	$—	$—	$0.6	$—	$5.0	$21.1
Ivy Hill Asset Management, L.P.	$228.6	$155.5	$—	$—	$—	$40.0	$—	$—	$12.8	$315.1
LLSC Holdings Corporation (dba Lawrence Merchandising Services)	$19.2	$—	$—	$—	$—	$—	$0.2	$—	$(1.0)	$18.2
Miles 33 (Finance) Limited	$15.2	$1.5	$0.6	$2.0	$—	$—	$—	$0.2	$3.9	$17.9
Montgomery Lane, LLC and Montgomery Lane, Ltd.	$2.2	$2.3	$—	$—	$—	$—	$—	$1.1	$0.6	$0.6
MVL Group, Inc.	$—	$0.2	$—	$—	$—	$—	$—	$0.1	$—	$—
Navisun LLC and Navisun Holdings LLC	$2.9	$—	$—	$—	$—	$—	$—	$—	$—	$2.9
NECCO Holdings, Inc.	$60.4	$41.9	$7.1	$—	$—	$—	$—	$—	$(1.3)	$10.6
NECCO Realty Investments LLC	$32.7	$27.4	$6.4	$1.2	$—	$—	$—	$13.0	$—	$—
Orion Foods, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.5
Pillar Processing LLC and PHL Investors, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rug Doctor, LLC and RD Holdco Inc.	$30.9	$—	$—	$1.9	$—	$—	$—	$—	$(3.2)	$27.7
S Toys Holdings LLC (fka The Step2 Company, LLC)	$—	$—	$—	$—	$—	$—	$—	$6.8	$(5.7)	$0.5
Senior Direct Lending Program, LLC	$221.4	$2.0	$2.1	$52.3	$9.1	$—	$1.5	$—	$—	$487.1
Senior Secured Loan Fund LLC	$—	$1,938.4	$—	$69.3	$0.9	$—	$4.5	$(17.5)	$24.2	$—
Soil Safe, Inc. and Soil Safe Acquisition Corp.	$110.6	$4.2	$1.0	$13.0	$—	$—	$0.1	$—	$(7.6)	$106.9
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$—	$12.8	$—	$—	$—	$—	$(12.3)	$12.4	$—

	$1,421.1	$2,515.3	$249.2	$180.9	$10.0	$48.8	$9.4	$100.2	$187.4	$1,614.7

*
Together with Varagon Capital Partners ("Varagon") and its clients, the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4 to the consolidated financial statements).

(9)
Non-U.S. company or principal place of business outside the U.S. and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets. Pursuant to Section 55(a) of the Investment Company Act, 12% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2017.

(10)
Exception from the definition of investment company under Section 3(c) of the Investment Company Act and as a result is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets.

(11)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(12)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 1.75% on $63 in aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(13)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $73 in aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(14)
The Company sold a participating interest of approximately $9 in aggregate principal amount of the portfolio company's second lien senior secured term loan as a "first out" tranche. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Company recorded a corresponding $9 secured borrowing included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet."

(15)
The Company is entitled to receive a fixed fee upon the occurrence of certain events as defined in the credit agreement governing the Company's debt investment in the portfolio company. The fair value of such fee is included in the fair value of the debt investment.

(16)
Loan was on non-accrual status as of December 31, 2017.

(17)
Loan includes interest rate floor feature.

(18)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(19)
As of December 31, 2017, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(20)
As of December 31, 2017, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 to the consolidated financial statements for further information on letters of credit commitments related to certain portfolio companies.

(21)
As of December 31, 2017, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 to the consolidated financial statements for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
A.U.L. Corp.	$1.3	$(0.4)	$0.9	$—	$—	$0.9
Accruent, LLC, Accruent Holding, LLC and Athena Parent, Inc.	9.9	(0.7)	9.2	—	—	9.2
Achilles Acquisition LLC	1.1	—	1.1	—	—	1.1
ADCS Billings Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
ADF Pizza I LLC	1.3	—	1.3	—	—	1.3
ADG, LLC	13.7	(11.5)	2.2	—	—	2.2
Alcami Holdings, LLC	30.0	(25.6)	4.4	—	—	4.4
American Academy Holdings, LLC	7.0	(0.9)	6.1	—	—	6.1
AMZ Holding Corp.	3.4	—	3.4	—	—	3.4
Bambino CI Inc.	9.6	(1.1)	8.5	—	—	8.5
Benihana, Inc.	3.2	(3.1)	0.1	—	—	0.1
Cadence Aerospace, LLC	14.3	(1.5)	12.8	—	—	12.8
CCS Intermediate Holdings, LLC and CCS Group Holdings, LLC	7.5	(6.4)	1.1	—	—	1.1
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Chesapeake Research Review, LLC	5.8	(0.6)	5.2	—	—	5.2
Ciena Capital LLC	20.0	(14.0)	6.0	(6.0)	—	—
Clearwater Analytics, LLC	5.0	(0.5)	4.5	—	—	4.5
Command Alkon Incorporated	3.3	(1.6)	1.7	—	—	1.7
Component Hardware Group, Inc	3.7	(1.9)	1.8	—	—	1.8
Cozzini Bros., Inc. and BH-Sharp Holdings LP	16.0	—	16.0	—	—	16.0

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	5.0	(2.6)	2.4	—	—	2.4
CST Buyer Company	4.2	—	4.2	—	—	4.2
D4C Dental Brands, Inc.	5.0	—	5.0	—	—	5.0
DCA Investment Holding, LLC	5.8	(0.1)	5.7	—	—	5.7
DecoPac, Inc.	8.1	(2.6)	5.5	—	—	5.5
DFC Global Facility Borrower II LLC	40.0	—	40.0	—	—	40.0
Dorner Holding Corp.	3.3	(1.3)	2.0	—	—	2.0
DRB Holdings, LLC	9.9	—	9.9	—	—	9.9
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	8.8	—	8.8	—	—	8.8
Eckler Industries, Inc.	4.0	(2.0)	2.0	(2.0)	—	—
Emergency Communications Network, LLC	6.5	—	6.5	—	—	6.5
Emerus Holdings, Inc.	2.0	(0.3)	1.7	—	—	1.7
EN Engineering, LLC	5.0	(1.2)	3.8	—	—	3.8
Entertainment Partners, LLC and Entertainment Partners Canada Inc.	28.0	—	28.0	—	—	28.0
Foundation Risk Partners, Corp.	19.9	—	19.9	—	—	19.9
FPI Holding Corporation	2.6	—	2.6	—	—	2.6
Frontline Technologies Group Holding LLC	8.4	—	8.4	—	—	8.4
FWR Holding Corporation	3.3	(0.3)	3.0	—	—	3.0
Garden Fresh Restaurant Corp.	7.5	(2.9)	4.6	—	—	4.6
Gentle Communications, LLC	5.0	—	5.0	—	—	5.0
Global Franchise Group, LLC	1.2	—	1.2	—	—	1.2
GraphPAD Software, LLC	1.1	(0.6)	0.5	—	—	0.5
GTCR-Ultra Acquisition, Inc. and GTCR-Ultra Holdings, LLC	2.0	—	2.0	—	—	2.0
HAI Acquisition Corporation	19.0	(4.7)	14.3	—	—	14.3
Halex Holdings, Inc.	2.0	(1.1)	0.9	—	—	0.9
Harvey Tool Company, LLC	35.5	(1.8)	33.7	—	—	33.7
Hojeij Branded Foods, LLC	2.9	—	2.9	—	—	2.9
Hygiena Borrower LLC	5.3	—	5.3	—	—	5.3
Implementation Management Assistance, LLC	24.1	—	24.1	—	—	24.1
Infilaw Holdings, LLC	11.5	(11.5)	—	—	—	—
Instituto de Banca y Comercio, Inc.	11.8	(11.8)	—	—	—	—
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
JDC Healthcare Management, LLC	13.9	(1.5)	12.4	—	—	12.4
Jim N Nicks Management, LLC	9.7	(1.7)	8.0	—	—	8.0
K2 Pure Solutions Nocal, L.P.	5.0	(1.5)	3.5	—	—	3.5
KBHS Acquisition, LLC (d/b/a Alita Care, LLC)	5.0	(1.8)	3.2	—	—	3.2
Key Surgical LLC	2.8	(0.9)	1.9	—	—	1.9
KHC Holdings, Inc.	6.9	(0.7)	6.2	—	—	6.2
Lakeland Tours, LLC	1.9	(1.9)	—	—	—	—
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Liaison Acquisition, LLC	3.9	—	3.9	—	—	3.9
Massage Envy, LLC	5.0	(0.5)	4.5	—	—	4.5
Massage Envy, LLC and ME Equity LLC	0.6	—	0.6	—	—	0.6
MB2 Dental Solutions, LLC	3.5	(1.3)	2.2	—	—	2.2
McKenzie Sports Products, LLC	4.5	(0.9)	3.6	—	—	3.6
Ministry Brands, LLC	19.5	(10.9)	8.6	—	—	8.6
Movati Athletic (Group) Inc.	2.8	—	2.8	—	—	2.8
MSHC, Inc.	9.8	(0.1)	9.7	—	—	9.7
MW Dental Holding Corp.	10.0	(9.7)	0.3	—	—	0.3
Navisun LLC	42.4	—	42.4	—	—	42.4
NECCO Holdings, Inc.	25.0	(21.7)	3.3	(3.3)	—	—
Niagara Fiber Intermediate Corp.	1.2	(0.9)	0.3	—	—	0.3
Nordco Inc.	12.5	—	12.5	—	—	12.5
NSM Sub Holdings Corp.	5.0	—	5.0	—	—	5.0
OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	2.5	—	2.5	—	—	2.5
Osmose Utilities Services, Inc.	6.0	(1.0)	5.0	—	—	5.0
OTG Management, LLC	13.6	(8.4)	5.2	—	—	5.2
Palermo Finance Corporation	1.1	(0.2)	0.9	—	—	0.9
Paper Source, Inc.	3.3	—	3.3	—	—	3.3
Pathway Partners Vet Management Company LLC	2.4	—	2.4	—	—	2.4

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
PDI TA Holdings, Inc.	12.5	(0.9)	11.6	—	—	11.6
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
PIH Corporation and Primrose Holding Corporation	3.3	(1.0)	2.3	—	—	2.3
Practice Insight, LLC	2.9	(0.6)	2.3	—	—	2.3
QC Supply, LLC	24.2	(4.0)	20.2	—	—	20.2
Restaurant Technologies, Inc.	5.4	(1.1)	4.3	—	—	4.3
Retriever Medical/Dental Payments LLC	3.5	—	3.5	—	—	3.5
RuffaloCODY, LLC	7.7	(0.2)	7.5	—	—	7.5
Sanders Industries Holdings, Inc.	15.0	—	15.0	—	—	15.0
SCM Insurance Services Inc.	4.3	—	4.3	—	—	4.3
SCSG EA Acquisition Company, Inc.	4.0	—	4.0	—	—	4.0
Severin Acquisition, LLC	2.9	—	2.9	—	—	2.9
SFE Intermediate Holdco LLC	3.8	(0.8)	3.0	—	—	3.0
Shift PPC LLC	3.6	—	3.6	—	—	3.6
Sigma Electric Manufacturing Corporation	10.0	(1.5)	8.5	—	—	8.5
Soil Safe, Inc. and Soil Safe Acquisition Corp.	10.5	(4.6)	5.9	—	—	5.9
Sonny's Enterprises, LLC	1.8	(1.0)	0.8	—	—	0.8
Sparta Systems, Inc.	6.5	—	6.5	—	—	6.5
Storm UK Holdco Limited and Storm US Holdco Inc.	1.1	(0.1)	1.0	—	—	1.0
Teasdale Foods, Inc.	0.8	(0.4)	0.4	—	—	0.4
The Gordian Group, Inc.	1.1	—	1.1	—	—	1.1
Things Remembered, Inc.	2.4	—	2.4	—	—	2.4
Towne Holdings, Inc.	1.0	—	1.0	—	—	1.0
TPTM Merger Corp.	2.5	—	2.5	—	—	2.5
Urgent Cares of America Holdings I, LLC	10.0	—	10.0	—	—	10.0
VistaPharm, Inc.	2.5	—	2.5	—	—	2.5
VLS Recovery Services, LLC	22.1	(1.8)	20.3	—	—	20.3
VRC Companies, LLC	1.9	(0.8)	1.1	—	—	1.1
Woodstream Group, Inc. and Woodstream Corporation	4.7	—	4.7	—	—	4.7
Wrench Group LLC	4.6	—	4.6	—	—	4.6
Zemax, LLC	3.0	—	3.0	—	—	3.0
Zywave, Inc.	11.4	(2.4)	9.0	—	—	9.0

	$881.5	$(201.5)	$680.0	$(11.3)	$—	$668.7

(22)
As of December 31, 2017, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

(in millions) Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.5)	$0.5	$—	$0.5
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(12.1)	37.9	(37.9)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(1.8)	0.2	—	0.2
European Capital UK SME Debt LP	54.0	(44.0)	10.0	(10.0)	—

	$111.0	$(62.4)	$48.6	$(47.9)	$0.7

(23)
As of December 31, 2017, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $19. See Note 4 to the consolidated financial statements for more information on the SDLP.

(24)
Other than the investments noted by this footnote, the fair value of the Company's investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 8 to the consolidated financial statements for more information regarding the fair value of the Company's investments.

(25)
As of December 31, 2017, the net estimated unrealized loss for federal tax purposes was $0.8 billion based on a tax cost basis of $12.7 billion. As of December 31, 2017, the estimated aggregate gross unrealized loss for federal income tax purposes was $1.3 billion and the estimated aggregate gross unrealized gain for federal income tax purposes was $0.5 billion.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

(in millions, except per share data)

	Common Stock			Accumulated Undistributed (Overdistributed) Earnings
			Capital in Excess of Par Value		Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2015	314	$—	$5,318	$(145)	$5,173
Repurchases of common stock	—	—	(5)	—	(5)
Net investment income	—	—	—	494	494
Net realized gains on investments, foreign currency transactions, extinguishment of debt and other assets	—	—	—	110	110
Net unrealized losses on investments and foreign currency transactions	—	—	—	(130)	(130)
Dividends declared and payable ($1.52 per share)	—	—	—	(477)	(477)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(21)	21	—

Balance at December 31, 2016	314	$—	$5,292	$(127)	$5,165

Issuance of common stock in connection with the American Capital Acquisition	112	—	1,839	—	1,839
Deemed contributions from Ares Capital Management (See Note 16)	—	—	54	—	54
Shares issued in connection with dividend reinvestment plan	—	—	6	—	6
Issuance of Convertible Unsecured Notes (See Note 5)	—	—	15	—	15
Net investment income	—	—	—	511	511
Net realized gains on investments, foreign currency transactions, extinguishment of debt and other assets	—	—	—	20	20
Net unrealized gains on investments, foreign currency and other transactions	—	—	—	136	136
Dividends declared and payable ($1.52 per share)	—	—	—	(648)	(648)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(14)	14	—

Balance at December 31, 2017	426	$—	$7,192	$(94)	$7,098

Net investment income	—	—	—	694	694
Net realized gains on investments, foreign currency transactions, extinguishment of debt and other assets	—	—	—	419	419
Net unrealized losses on investments, foreign currency and other transactions	—	—	—	(255)	(255)
Dividends declared and payable ($1.54 per share)	—	—	—	(656)	(656)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(19)	19	—

Balance at December 31, 2018	426	$—	$7,173	$127	$7,300

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in millions)

	For the Years Ended December 31,
	2018	2017	2016
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$858	$667	$474
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains on investments and foreign currency transactions	(419)	(24)	(110)
Net unrealized losses (gains) on investments, foreign currency and other transactions	255	(136)	130
Realized losses on extinguishment of debt	—	4	—
Net accretion of discount on investments	(12)	(10)	(6)
Payment-in-kind interest and dividends	(94)	(79)	(48)
Collections of payment-in-kind interest and dividends	39	65	12
Amortization of debt issuance costs	18	18	14
Net accretion of discount on notes payable	5	6	6
Acquisition of American Capital, net of cash acquired	—	(2,381)	—
Proceeds from sales and repayments of investments	6,747	7,047	3,711
Purchases of investments	(7,109)	(7,229)	(3,475)
Changes in operating assets and liabilities:
Interest receivable	2	28	26
Other assets	37	32	(11)
Base management fees payable	1	10	—
Income based fees payable	9	(5)	1
Capital gains incentive fees payable	33	41	(4)
Accounts payable and other liabilities	(66)	(122)	(6)
Interest and facility fees payable	—	20	(7)

Net cash provided by (used in) operating activities	304	(2,048)	707

FINANCING ACTIVITIES:
Net proceeds from issuance of common stock	—	1,839	—
Borrowings on debt	6,592	12,209	9,855
Repayments and repurchases of debt	(6,241)	(11,228)	(10,104)
Debt issuance costs	(19)	(37)	(10)
Dividends paid	(656)	(642)	(477)
Repurchases of common stock	—	—	(5)

Net cash provided by (used in) financing activities	(324)	2,141	(741)

CHANGE IN CASH AND CASH EQUIVALENTS	(20)	93	(34)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	316	223	257

CASH AND CASH EQUIVALENTS, END OF PERIOD	$296	$316	$223

Supplemental Information:
Interest paid during the period	$201	$171	$168
Taxes, including excise tax, paid during the period	$20	$24	$18
Dividends declared and payable during the period	$656	$648	$477
Deemed contribution from Ares Capital Management (see Note 16)		$54

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of December 31, 2018
(in millions, except per share data, percentages and as otherwise indicated;
for example, with the word "billion" or otherwise)

1.     ORGANIZATION

        Ares Capital Corporation (the "Company") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs.

        The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

        The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.     SIGNIFICANT ACCOUNTING POLICIES

  Basis of Presentation

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") 946. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

  Cash and Cash Equivalents

        Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value. As of December 31, 2018 and 2017, there was $60 and $33, respectively, of cash denominated in foreign currencies included within "cash and cash equivalents" in the accompanying consolidated balance sheet.

  Concentration of Credit Risk

        The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

  Investments

        Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

        Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a portion of the Company's investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

        As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

        Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

        See Note 8 for more information on the Company's valuation process.

  Interest and Dividend Income Recognition

        Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

        Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

        Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

  Payment-in-Kind Interest

        The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

  Capital Structuring Service Fees and Other Income

        In pursuit of the Company's investment objective, the Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are fixed based on contractual terms, are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and non-refundable and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

        Other income includes amendment fees that are fixed based on contractual terms and are generally non-recurring and non-refundable and are recognized as revenue when earned upon closing of the transaction. Other income also includes fees for management and consulting services, loan guarantees, commitments, and other services rendered by the Company to portfolio companies. Such fees are fixed based on contractual terms and are recognized as income as services are rendered.

  Foreign Currency Translation

        The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

        Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

  Derivative Instruments

        The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

  Equity Offering Expenses

        The Company's offering costs are charged against the proceeds from equity offerings when proceeds are received.

  Debt Issuance Costs

        Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

  Income Taxes

        The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of- income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

  Dividends to Common Stockholders

        Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

        The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company may use newly issued shares to implement the dividend reinvestment plan or, if the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan.

  Use of Estimates in the Preparation of Financial Statements

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

  Recent Accounting Pronouncements

        In February 2016, the Financial Accounting Standards Board ("FASB") issued ASU No. 2016-02, Leases (Topic 842). The objective of the guidance in this Accounting Standards Update ("ASU") is to increase transparency and comparability among organizations by recognizing lease assets and liabilities in the balance sheet and disclosing key information. ASU 2016-02 amends previous lease guidance, which required a lessee to categorize and account for leases as either operating leases or capital leases, and instead requires a lessee to recognize a lease liability and a right-of-use asset on the entity's balance sheet for all leases with terms that exceed one year. The lease liability and right-of-use asset are to be carried at the present value of remaining expected future lease payments. The guidance should be applied using a modified retrospective approach. ASU No. 2016-02 is effective for public entities for annual reporting periods beginning after December 15, 2018 and interim periods within those reporting periods, with early adoption permitted. The Company has completed its assessment of all leases and right-of-use terms, and estimates that the impact of the adoption of ASU 2016-02 is expected to be a recognition of operating right-of-use assets of approximately $109, operating lease liabilities of approximately $111 and a reclassification of $30 from accounts payable and other liabilities to operating lease liabilities relating to the remaining liability associated with lease abandonments assumed in the American Capital Acquisition on the accompanying consolidated balance sheet.

        In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. The standard will modify the disclosure requirements for fair value measurements by removing, modifying, or adding certain disclosures. ASU No. 2018-13 is effective for annual reporting periods beginning after December 15, 2019, including interim periods within that reporting period. Early adoption is permitted upon issuance of this ASU. The Company is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. The Company has elected to early adopt ASU No. 2018-13 as of December 31, 2018.

  SEC Disclosure Update and Simplification

        In August 2018, the SEC adopted the final rule under SEC Release No. 33-10532, Disclosure Update and Simplification, amending certain disclosure requirements that were redundant, duplicative, overlapping, outdated or superseded. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance. The Company adopted the final rule under SEC Release No. 33-10532 as of December 31, 2018. The Company has evaluated the impact of the amendments and determined the effect of the adoption of the simplification rules on financial statements will be limited to the modification and removal of certain disclosures.

3.     AGREEMENTS

  Investment Advisory and Management Agreement

        The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. In connection with the Company's board of directors approving the modification of the asset coverage requirement applicable to senior securities from 200% to 150% effective on June 21, 2019 (unless the Company receives earlier stockholder approval), the investment advisory and management agreement will be amended effective June 21, 2019 (or such earlier date) to reduce the Company's annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity. See Note 5 for additional information.

        The income based fee is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

        Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

        Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

        The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  No income based fee in any calendar quarter in which the Company's pre- incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

        These calculations are adjusted for any share issuances or repurchases during the quarter.

        In connection with the Company's acquisition of American Capital, Ltd., a Delaware corporation ("American Capital") (the "American Capital Acquisition"), Ares Capital Management agreed to waive, for each of the first ten calendar quarters beginning with the second quarter of 2017 and ending with the third quarter of 2019, the lesser of (x) $10 of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent payable by the Company in such quarter pursuant to and as calculated under the Company's investment advisory and management agreement (the "Fee Waiver"). See Note 16 for additional information regarding the American Capital Acquisition.

        The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and from other assets, as well as any income tax and other expenses related to cumulative aggregate realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

        The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

        The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

        The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

        Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

        The base management fees, income based fees and capital gains incentive fees for the years ended December 31, 2018, 2017 and 2016 were as follows:

	For the years ended December 31,
	2018		2017		2016
Base management fees	q$	180	$171		$137
Income based fees		$169	$134		$123
Waiver of income based fees		(40)	(30)		—

Income based fees, net of Fee Waiver		$129	$104		$123
Capital gains incentive fees(1)		$33	$41	(2)	$(5)

(1)
Calculated in accordance with GAAP as discussed below.

(2)
Includes $11 of capital gains incentive fees recorded in connection with the American Capital Acquisition as a result of the fair value of the net assets acquired exceeding the fair value of the merger consideration paid by the Company. See Note 16 for additional information regarding the American Capital Acquisition.

        The capital gains incentive fee payable to the Company's investment adviser as calculated under the investment advisory and management agreement for the year ended December 31, 2018 was $50. There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement for the years ended December 2017 and 2016. In addition, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $112 as of December 31, 2018, of which $62 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation, net of any expense associated with cumulative unrealized capital depreciation or appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of December 31, 2018, the Company has paid capital gains incentive fees since inception totaling $57, excluding the $50 payable for the year ended December 31, 2018 that will be paid in the first quarter of 2019. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

        The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

        The services of all investment professionals and staff of the Company's investment adviser, when and to the extent engaged in providing investment advisory and management services to the Company and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Company's investment adviser. Under the investment advisory and management agreement, the Company bears all other costs and expenses of its operations and transactions, including, but not limited to, those relating to: organization; calculation of the Company's net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by the Company's investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring the Company's financial and legal affairs and in monitoring the Company's investments (including the cost of consultants hired to develop information technology systems designed to monitor the Company's investments) and performing due diligence on the Company's prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance the Company's investments (including payments to third party vendors for financial information services); offerings of the Company's common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments in portfolio companies, regardless of whether such transactions are ultimately consummated; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent the Company is covered by any joint insurance policies, the Company's allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by the Company or its administrator in connection with administering the Company's business as described in more detail under "Administration Agreement" below.

  Administration Agreement

        The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the Securities and Exchange Commission (the "SEC"). In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation, rent and other expenses of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

        For the years ended December 31, 2018, 2017 and 2016, the Company incurred $13, $12 and $14, respectively, in administrative fees. In addition, for the year ended December 31, 2017, the Company incurred an additional $8 in administrative fees related to the integration of the American Capital Acquisition. These acquisition-related expenses are included in "professional fees and other costs related to the American Capital Acquisition" in the consolidated statement of operations. As of December 31, 2018, $3 of the administrative fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.     INVESTMENTS

        As of December 31, 2018 and 2017, investments consisted of the following:

	As of December 31,
	2018		2017
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$5,976	$5,836	$5,337	$5,197
Second lien senior secured loans	3,878	3,657	3,885	3,744
Subordinated certificates of the SDLP(2)	652	652	487	487
Senior subordinated loans	717	727	978	995
Collateralized loan obligations	44	45	115	114
Preferred equity securities	576	444	485	532
Other equity securities	911	1,056	618	772

Total	$12,754	$12,417	$11,905	$11,841

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans to 21 and 19 different borrowers as of December 31, 2018 and 2017, respectively.

        The industrial and geographic compositions of the Company's portfolio at fair value as of December 31, 2018 and 2017 were as follows:

	As of December 31,
	2018	2017
Industry
Healthcare Services	21.7%	22.5%
Business Services	17.9	19.2
Consumer Products	8.3	6.8
Financial Services	6.6	4.3
Investment Funds and Vehicles(1)	6.2	5.8
Manufacturing	6.1	6.0
Other Services	5.7	6.2
Power Generation	4.8	3.6
Restaurants and Food Services	3.8	3.3
Oil and Gas	3.0	2.5
Food and Beverage	2.9	4.3
Automotive Services	2.8	3.0
Wholesale Distribution	2.3	2.5
Education	2.2	3.0
Containers and Packaging	1.5	2.1
Other	4.2	4.9

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which had made first lien senior secured loans to 21 and 19 different borrowers as of December 31, 2018 and 2017, respectively. The portfolio companies in the SDLP are in industries similar to the companies in the Company's portfolio.

	As of December 31,
	2018	2017
Geographic Region
Midwest	31.4%	25.3%
West(1)	24.0	23.9
Southeast	18.8	28.5
Mid Atlantic	18.2	15.0
Northeast	5.4	3.9
International	2.2	3.4

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which represented 5.3% and 4.1% of the total investment portfolio at fair value as of December 31, 2018 and 2017, respectively.

        As of December 31, 2018, 2.5% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status. As of December 31, 2017, 3.1% of total investments at amortized cost (or 1.4% of total investments at fair value) were on non-accrual status.

Co-Investment Programs

  Senior Direct Lending Program

        The Company has established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. and other partners. The joint venture is called the SDLP. In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. The SDLP may generally commit and hold individual loans of up to $300. The Company and other accounts managed by the Company's investment adviser and its affiliates may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required).

        The Company provides capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of December 31, 2018 and 2017, the Company and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

        As of December 31, 2018 and 2017, the Company and Varagon and its clients had agreed to make capital available to the SDLP of $6,400 and $2,925, respectively, in the aggregate, of which $1,444 and $591, respectively, is to be made available from the Company. The Company will continue to provide capital to the SDLP in the form of SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP as discussed above. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

	As of December 31,
	2018	2017
Total capital funded to the SDLP(1)	$3,104	$2,319
Total capital funded to the SDLP by the Company(1)	$652	$487
Total unfunded capital commitments to the SDLP(2)	$187	$92
Total unfunded capital commitments to the SDLP by the Company(2)	$39	$19

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

        The SDLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

        The amortized cost and fair value of the SDLP Certificates held by the Company were $652 and $652, respectively, as of December 31, 2018. The Company's yield on its investment in the SDLP at amortized cost and fair value was 15.0% and 15.0%, respectively, as of December 31, 2018. The amortized cost and fair value of the SDLP Certificates held by the Company were $487 and $487, respectively, as of December 31, 2017. The Company's yield on its investment in the SDLP at amortized cost and fair value was 14.5% and 14.5%, respectively, as of December 31, 2017. For the years ended December 31, 2018, 2017 and 2016, the Company earned interest income of $87, $52, and $13, respectively, from its investment in the SDLP Certificates. The Company is also entitled to certain fees in connection with the SDLP. For the years ended December 31, 2018, 2017 and 2016, in connection with the SDLP, the Company earned capital structuring service and other fees totaling $16, $11 and $6, respectively.

        As of December 31, 2018 and 2017, the SDLP's portfolio was comprised entirely of first lien senior secured loans to U.S. middle market companies and were in industries similar to the companies in the Company's portfolio. As of December 31, 2018 and 2017, none of the loans were on non-accrual status. Below is a summary of the SDLP's portfolio.

	As of December 31,
	2018	2017
Total first lien senior secured loans(1)	$3,086	$2,316
Largest loan to a single borrower(1)	$249	$200
Total of five largest loans to borrowers(1)	$1,132	$947
Number of borrowers in the SDLP	21	19
Commitments to fund delayed draw loans(2)	$187	$92

(1)
At principal amount.

(2)
As discussed above, these commitments have been approved by the investment committee of the SDLP.

  Senior Secured Loan Program

        The Company and General Electric Capital Corporation and GE Global Sponsor Finance LLC (collectively, "GE") had previously co-invested in first lien senior secured loans of middle market companies through the SSLP. The SSLP was capitalized as transactions were completed. All portfolio decisions and generally all other decisions in respect of the SSLP were approved by an investment committee of the SSLP consisting of representatives of the Company and GE (with approval from a representative of each required). The Company provided capital to the SSLP in the form of subordinated certificates (the "SSLP Certificates"). GE provided capital to the SSLP in the form of senior notes and the SSLP Certificates.

        As of June 30, 2017, the Company's investment in the SSLP Certificates at amortized cost and fair value was $1.9 billion and $1.9 billion, respectively. As of June 30, 2017, the SSLP had $1.2 billion in cash and GE's senior notes outstanding totaled $601. In July 2017, the SSLP made its monthly waterfall distribution from this cash, which fully repaid the senior notes of the SSLP with the remaining amounts distributed to the holders of the SSLP Certificates. From this distribution, the Company received $474 in respect of the Company's SSLP Certificates. After this distribution, the Company's amortized cost in its SSLP Certificates was $1.5 billion.

        In June 2017, the Company purchased the SSLP's entire $259 in aggregate principal amount of first lien senior secured loan investments in Implus Footcare, LLC ("Implus") at fair value of $259. As a result of the transaction, the SSLP fully exited its investment in Implus.

        In addition, in July 2017, the Company and GE agreed to an effective termination of the SSLP whereby on July 26, 2017, the Company purchased the remaining $1.6 billion in aggregate principal amount of first lien senior secured loans outstanding at par plus accrued and unpaid interest and fees from the SSLP (the "SSLP Loan Sale") and assumed the SSLP's remaining unfunded loan commitments totaling $50. Upon completion of the SSLP Loan Sale, the SSLP made a liquidation distribution to the holders of the SSLP Certificates (the "SSLP Liquidation Distribution"), of which the

Company received $1.5 billion. In connection with the SSLP Liquidation Distribution, the Company recognized an $18 realized loss. After completion of the transactions above, the operations of the SSLP were effectively terminated pursuant to the terms of the documents governing the SSLP and the SSLP no longer has an obligation to fund existing commitments and other amounts in respect of its former portfolio companies.

        For the years ended December 31, 2017 and 2016, the Company earned interest income of $69 and $208, respectively, from its investment in the SSLP Certificates. The Company was also entitled to certain fees in connection with the SSLP. For the years ended December 31, 2017 and 2016, in connection with the SSLP, the Company earned capital structuring service, sourcing and other fees totaling $5 and $20, respectively.

  Ivy Hill Asset Management, L.P.

        Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company, and previously made investments in certain vehicles managed by IHAM. As of December 31, 2018, IHAM had assets under management of approximately $4.7 billion. As of December 31, 2018, IHAM managed 21 vehicles and served as the sub-manager/sub-servicer for two other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of December 31, 2018 and 2017, IHAM had total investments of $448 and $229, respectively. For the years ended December 31, 2018, 2017 and 2016, IHAM had management and incentive fee income of $25, $44 and $17, respectively, and other investment-related income of $45, $26 and $24, respectively.

        In connection with the American Capital Acquisition, which was completed on January 3, 2017 (the "Acquisition Date"), American Capital Asset Management, LLC ("ACAM"), a wholly owned portfolio company of American Capital, merged with and into IHAM, with IHAM remaining as the surviving entity as a wholly owned portfolio company of the Company. As a result of the merger of IHAM and ACAM, the Company's investment in IHAM increased by $179, which was recorded as an equity capital contribution in the amount of the fair value of the net assets of ACAM as of the Acquisition Date. In January 2017, as a result of sales of certain assets previously held by ACAM, IHAM made a distribution to the Company of $103, which was recorded as a return of the Company's equity capital contribution discussed above. See Note 14 for additional information regarding the American Capital Acquisition.

        The amortized cost and fair value of the Company's investment in IHAM was $444 and $518, respectively, as of December 31, 2018, and $244 and $315, respectively, as of December 31, 2017. For the years ended December 31, 2018, 2017 and 2016, the Company received distributions from IHAM of $58, $40 (excluding the $103 return of capital discussed above) and $40, respectively. The distributions for the years ended December 31, 2018, 2017 and 2016 included dividend income of $58, $40 and $40, respectively. Additionally, in February 2018, the Company provided a $63 subordinated revolving loan and a $200 equity capital contribution to IHAM to help support IHAM's acquisition of a portfolio of middle market loans.

        From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the years ended December 31, 2018, 2017 and 2016, IHAM or certain of the IHAM Vehicles purchased $482, $137 and $495, respectively, of investments from the Company. For the year ended December 31, 2018, the Company recorded $0 of net realized losses from these sales. For the year ended December 31, 2017, the Company recorded $0 of net realized losses from these sales. For the year ended December 31, 2016, the Company recorded $1 of net realized gains from these sales.

        IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of the compensation, rent and other expenses of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.     DEBT

        In accordance with the Investment Company Act, the Company is currently allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2018, the Company's board of directors, including a "required majority" (as such term is defined in Section 57(o) of the Investment Company Act) of the Company's board of directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the Small Business Credit Availability Act. As a result, effective on June 21, 2019 (unless the Company receives earlier stockholder approval), the Company's asset coverage requirement applicable to senior securities will be reduced from 200% to 150%. As of December 31, 2018, the aggregate amount outstanding of the senior securities issued by the Company was $5,298. As of December 31, 2018 the Company's asset coverage was 236%.

        The Company's outstanding debt as of December 31, 2018 and 2017 was as follows:

	As of December 31,
	2018					2017
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)	Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$2,133	(2)	$1,064	$1,064		$2,108	$395	$395
Revolving Funding Facility	1,000		520	520		1,000	600	600
SMBC Funding Facility	400		245	245		400	60	60
SBA Debentures	—		—	—	(3)	50	—	—
2018 Convertible Notes	—		—	—		270	270	270	(4)
2019 Convertible Notes	300		300	300	(4)	300	300	298	(4)
2022 Convertible Notes	388		388	372	(4)	388	388	368	(4)
2018 Notes	—		—	—		750	750	748	(5)
2020 Notes	600		600	598	(6)	600	600	597	(6)
2022 Notes	600		600	595	(7)	600	600	593	(7)
2023 Notes	750		750	744	(8)	750	750	743	(8)
2025 Notes	600		600	593	(9)	—	—	—
2047 Notes	230		230	183	(10)	230	230	182	(10)

Total	$7,001		$5,297	$5,214		$7,446	$4,943	$4,854

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $3,133.

(3)
See below for more information on the termination of the undrawn SBA Debenture (as defined below) commitments.

(4)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below). As of December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount for the 2019 Convertible Notes and the 2022 Convertible Notes (each as defined below) were $0 and $16, respectively. As of December 31, 2017, the total unamortized debt issuance costs and the unaccreted discount for the 2018 Convertible Notes, the 2019 Convertible Notes and the 2022 Convertible Notes were $0, $2 and $20, respectively.

(5)
Represents the aggregate principal amount outstanding of the 2018 Notes (as defined below) less unamortized debt issuance costs and plus the net unamortized premium that was recorded upon the issuances of the 2018 Notes. As of December 31, 2017, the total unamortized debt issuance costs less the net unamortized premium was $2.

(6)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of December 31, 2018 and 2017, the total unamortized debt issuance costs and the net unaccreted discount was $2 and $3, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2022 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2022 Notes. As of December 31, 2018 and 2017, the total unamortized debt issuance costs and the unaccreted discount was $5 and $7, respectively.

(8)
Represents the aggregate principal amount outstanding of the 2023 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2023 Notes. As of December 31, 2018 and 2017, the total unamortized debt issuance costs and the unaccreted discount was $6 and $7, respectively.

(9)
Represents the aggregate principal amount outstanding of the 2025 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2025 Notes. As of December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount was $7.

(10)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below) less the unaccreted purchased discount recorded as a part of the Allied Acquisition (as defined below). As of December 31, 2018 and 2017, the total unaccreted purchased discount was $47 and $48, respectively. The carrying value represents the outstanding principal amount of the 2047 Notes less the unaccreted purchased discount recorded as a part of the Allied Acquisition.

        The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount outstanding, of all the Company's outstanding debt as of December 31, 2018 were 4.1% and 4.8 years, respectively, and as of December 31, 2017 were 4.1% and 4.3 years, respectively.

  Revolving Credit Facility

        The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which allows the Company to borrow up to $2,133 at any one time outstanding. The Revolving Credit Facility consists of a $414 term loan tranche with a stated maturity date of March 30, 2023 and a $1,719 revolving tranche. For $1,624 of the revolving tranche, the end of the revolving period and the stated maturity date are March 30, 2022 and March 30, 2023, respectively. For $50 of the revolving tranche, the end of the revolving period and the stated maturity date are

January 4, 2021 and January 4, 2022, respectively. For the remaining $45 of the revolving tranche, the end of the revolving period and the stated maturity date are May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allows the Company, under certain circumstances, to increase the overall size of the Revolving Credit Facility to a maximum of $3,133. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date as applicable for each revolving tranche, the Company is required to repay outstanding principal amounts under such revolving tranche on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

        Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 1.5:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of December 31, 2018, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility.

        As of December 31, 2018 and 2017, there was $1,064 and $395 outstanding, respectively, under the Revolving Credit Facility. As of December 31, 2018, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150. As of December 31, 2018 and 2017, the Company had $57 and $44, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of December 31, 2018, there was $1,012 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

        Since March 30, 2018, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 1.875% over LIBOR or 0.75% or 0.875% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Prior to March 30, 2018, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of December 31, 2018, the interest rate in effect was LIBOR plus 1.75%. As of December 31, 2018, the one, two, three and six month LIBOR was 2.50%, 2.61%, 2.81% and 2.88%, respectively. As of December 31, 2017, the one, two, three and six month LIBOR was 1.56%, 1.62%, 1.69% and 1.84%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. The Company is also required to pay a letter of credit fee of either 2.00% or 2.125% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility.

        In December 2017, the Company entered into an interest rate swap agreement to effectively fix the interest rate in connection with $395 of the term loan tranche of the Revolving Credit Facility. See Note 6 for more information on the interest rate swap.

        The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility (as defined below), each as described below, and certain other investments.

        For the years ended December 31, 2018, 2017 and 2016, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stated interest expense	$17	$15	$18
Facility fees	7	7	2
Amortization of debt issuance costs	4	4	3

Total interest and credit facility fees expense	$28	$26	$23

Cash paid for interest expense	$16	$15	$18
Average stated interest rate	3.93%	2.90%	2.29%
Average outstanding balance	$443	$514	$799

  Revolving Funding Facility

        The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $1,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are January 3, 2022 and January 3, 2024, respectively.

        Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of December 31, 2018, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

        As of December 31, 2018 and 2017, there was $520 and $600 outstanding, respectively, under the Revolving Funding Facility. Since December 14, 2018, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus 2.00% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.00% per annum. From October 2, 2017 to December 13, 2018, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus 2.15% per annum or a "base rate" plus 1.15% per annum. From January 4, 2017 to October 1, 2017, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus 2.30% per annum or a "base rate" plus 1.30% per annum. Prior to and including January 3, 2017, the interest rate charged on the Revolving Funding Facility was based on an applicable spread ranging from 2.25% to 2.50% over LIBOR or ranging from 1.25% to 1.50% over a "base rate" in each case, determined monthly based on the composition of the borrowing base relative to outstanding borrowings under the Revolving Funding Facility. Ares Capital CP is also required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility.

        For the years ended December 31, 2018, 2017 and 2016, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stated interest expense	$8	$17	$4
Facility fees	8	4	2
Amortization of debt issuance costs	3	3	2

Total interest and credit facility fees expense	$19	$24	$8

Cash paid for interest expense	$10	$14	$3
Average stated interest rate	4.16%	3.41%	2.80%
Average outstanding balance	$204	$512	$142

  SMBC Funding Facility

        The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent, and lender, that allows ACJB to borrow up to $400 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2019 and September 14, 2024, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

        Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of December 31, 2018, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

        As of December 31, 2018 and 2017, there was $245 and $60 outstanding, respectively, under the SMBC Funding Facility. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of December 31, 2018, the interest rate in effect was LIBOR plus 1.75%. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

        For the years ended December 31, 2018, 2017 and 2016, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Years Ended December 31,
	2018	2017	2016
Stated interest expense	$1	$2	$3
Facility fees	2	1	1
Amortization of debt issuance costs	2	1	1

Total interest and credit facility fees expense	$5	$4	$5

Cash paid for interest expense	$1	$2	$3
Average stated interest rate	4.11%	2.87%	2.29%
Average outstanding balance	$29	$76	$112

  SBA Debentures

        In April 2015, the Company's consolidated subsidiary, Ares Venture Finance, L.P. ("AVF LP"), received a license from the Small Business Administration ("SBA") to operate as a Small Business Investment Company ("SBIC") under the provisions of Section 301(c) of the Small Business Investment Act of 1958, as amended.

        The license from the SBA allowed AVF LP to obtain leverage by issuing SBA-guaranteed debentures (the "SBA Debentures"), subject to issuance of a capital commitment by the SBA and other customary procedures. Leverage through the SBA Debentures was subject to required capitalization thresholds. The original amount committed to AVF LP by the SBA was $75. In September 2017, AVF LP fully repaid the $25 of the aggregate principal amount of the SBA Debentures outstanding at the time. In April 2018, AVF LP surrendered its license to operate as a SBIC and the undrawn SBA Debenture commitments of $50 were terminated.

        For the years ended December 2017 and 2016, the components of interest expense, cash paid for interest expense, average stated interest rate and average outstanding balances for the SBA Debentures were as follows:

	For the Years Ended December 31,
	2017	2016
Stated interest expense	$1	$1
Amortization of debt issuance costs	—	—

Total interest and credit facility fees expense	$1	$1

Cash paid for interest expense	$1	$1
Average stated interest rate	3.48%	3.41%
Average outstanding balance	$17	$25

  Convertible Unsecured Notes

        The Company has issued $300 in aggregate principal amount of unsecured convertible notes that mature on January 15, 2019 (the "2019 Convertible Notes") and $388 in aggregate principal amount of unsecured convertible notes that mature on February 1, 2022 (the "2022 Convertible Notes" and together with the 2019 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Unsecured Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2019 Convertible Notes and the 2022 Convertible Notes bear interest at a rate of 4.375% and 3.75%, respectively, per year, payable semi-annually.

        In certain circumstances, assuming the respective conversion date below has not already passed, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of December 31, 2018) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). To the extent the 2019 Convertible Notes are converted, the Company has elected to settle with a combination of cash and shares of the Company's common stock. Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding their respective maturity date, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

        Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of December 31, 2018 are listed below.

	2019 Convertible Notes	2022 Convertible Notes
Conversion premium	15.0%	15.0%
Closing stock price at issuance	$17.53	$16.86
Closing stock price date	July 15, 2013	January 23, 2017
Conversion price(1)	$19.96	$19.37
Conversion rate (shares per one thousand dollar principal amount)(1)	50.0897	51.6380
Conversion dates	July 15, 2018	August 1, 2021

(1)
Represents conversion price and conversion rate, as applicable, as of December 31, 2018, taking into account certain de minimis adjustments that will be made on the conversion date.

        As of December 31, 2018, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

        The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of December 31, 2018, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

        The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

        The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	2019 Convertible Notes	2022 Convertible Notes
Debt and equity component percentages, respectively(1)	99.8% and 0.2%	96.0% and 4.0%
Debt issuance costs(1)	$4	$9
Equity issuance costs(1)	$—	$—
Equity component, net of issuance costs(2)	$1	$15

(1)
At time of issuance.

(2)
At time of issuance and as of December 31, 2018.

        In addition to the original issue discount equal to the equity component of the 2019 Convertible Notes, the 2019 Convertible Notes were issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

        As of December 31, 2018, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	2019 Convertible Notes	2022 Convertible Notes
Principal amount of debt	$300	$388
Original issue discount, net of accretion	—	(10)
Debt issuance costs	—	(6)

Carrying value of debt	$300	$372

Stated interest rate	4.375%	3.750%
Effective interest rate(1)	4.7%	4.5%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

        In January 2018, the Company repaid in full the $270 in aggregate principal amount of unsecured convertible notes (the "2018 Convertible Notes") upon their maturity. The 2018 Convertible Notes bore interest at a rate of 4.75% per year, payable semi-annually.

        See Note 18 for a subsequent event regarding the 2019 Convertible Notes.

        For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes, as well as any other convertible unsecured notes outstanding during the periods presented are listed below.

	For the Years Ended December 31,
	2018	2017	2016
Stated interest expense	$28	$41	$42
Amortization of debt issuance costs	3	4	4
Accretion of original issue discount	3	5	6

Total interest expense	$34	$50	$52

Cash paid for interest expense	$34	$37	$56

  Unsecured Notes

  2018 Notes

        The Company had issued $750 in aggregate principal amount of unsecured notes that matured and were fully repaid on November 30, 2018 (the "2018 Notes"). The 2018 Notes bore interest at a rate of 4.875% per year, payable semi-annually.

  2020 Notes

        The Company has issued $600 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200 in aggregate principal amount of the 2020 Notes were issued at a premium to the principal amount.

  2022 Notes

        The Company has issued $600 in aggregate principal amount of unsecured notes that mature on January 19, 2022 (the "2022 Notes"). The 2022 Notes bear interest at a rate of 3.625% per year, payable semi-annually and all principal is due upon maturity. The 2022 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2022 Notes, and any accrued and unpaid interest. The 2022 Notes were issued at a discount to the principal amount.

  2023 Notes

        The Company has issued $750 in aggregate principal amount of unsecured notes that mature on February 10, 2023 (the "2023 Notes"). The 2023 Notes bear interest at a rate of 3.500% per year, payable semi-annually and all principal is due upon maturity. The 2023 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2023 Notes, and any accrued and unpaid interest. The 2023 Notes were issued at a discount to the principal amount.

  2025 Notes

        The Company has issued $600 in aggregate principal amount of unsecured notes that mature on March 1, 2025 (the "2025 Notes"). The 2025 Notes bear interest at a rate of 4.250% per year, payable semi-annually and all principal is due upon maturity. The 2025 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2025 Notes, and any accrued and unpaid interest. The 2025 Notes were issued at a discount to the principal amount.

  2047 Notes

        As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230 in aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2023 Notes and the 2025 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

        For the years ended December 31, 2018, 2017 and 2016, the components of interest expense and cash paid for interest expense for the Unsecured Notes, as well as any other unsecured notes outstanding during the periods presented are listed below.

	For the Years Ended December 31,
	2018	2017	2016
Stated interest expense	$146	$113	$93
Amortization of debt issuance costs	6	6	4
Net accretion of original issue discount	1	1	—
Accretion of purchase discount	1	—	—

Total interest expense	$154	$120	$97

Cash paid for interest expense	$140	$102	$87

        The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(1) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of December 31, 2018, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

        The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.     DERIVATIVE INSTRUMENTS

        The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. As of December 31, 2018 and 2017, the counterparty to these forward currency contracts was Bank of Montreal. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

        Forward currency contracts and interest rate swaps are considered undesignated derivative instruments.

        Certain information related to the Company's foreign currency forward contracts is presented below as of December 31, 2018 and 2017.

	As of December 31, 2018
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD	5	1/4/2019	—	—	Other Assets
Foreign currency forward contract	CAD	9	1/14/2019	—	—	Other Assets
Foreign currency forward contract	CAD	103	2/15/2019	2	—	Other Assets
Foreign currency forward contract	CAD	33	3/22/2019	—	—	Other Assets
Foreign currency forward contract		€15	1/14/2019	—	—	Other Assets
Foreign currency forward contract		€1	2/15/2019	—	—	Accounts payable and other liabilities
Foreign currency forward contract		€24	3/6/2019	—	—	Accounts payable and other liabilities
Foreign currency forward contract		£72	2/15/2019	2	—	Other Assets

Total				$4	$—

	As of December 31, 2017
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD	4	1/4/2018	$—	$—	Other Assets
Foreign currency forward contract	CAD	10	1/16/2018	—	—	Other Assets
Foreign currency forward contract	CAD	103	2/16/2018	—	(1)	Accounts payable and other liabilities
Foreign currency forward contract		€15	1/16/2018	—	—	Accounts payable and other liabilities
Foreign currency forward contract		€8	2/15/2018	—	—	Accounts payable and other liabilities
Foreign currency forward contract		€2	3/15/2018	—	—	Accounts payable and other liabilities
Foreign currency forward contract		£68	2/15/2018	—	(2)	Accounts payable and other liabilities
Foreign currency forward contract		£9	2/16/2018	—	—	Accounts payable and other liabilities

Total				$—	$(3)

        In December 2017, in connection with $395 of the term loan tranche of the Revolving Credit Facility the Company entered into a three-year interest rate swap agreement to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $395 and a maturity date of January 4, 2021. Under the interest rate swap agreement, the Company pays a fixed interest rate of 2.06% and receives a floating rate based on the prevailing one-month LIBOR. As of December 31, 2018 and 2017, the one-month LIBOR rate in effect was 2.44%% and 1.50%, respectively. For the years ended December 31, 2018 and 2017, the Company recognized $0 and $0, respectively, in realized losses and $4 and $0, respectively, in unrealized gains related to this swap agreement. As of December 31, 2018 and 2017, this swap agreement had a fair value of $4 and $(1), respectively, which is included in the "other assets" and "accounts payable and other liabilities", respectively, in the accompanying consolidated balance sheet. Net realized gains or losses on the interest rate swap are included in "net realized gains (losses) from foreign currency and other transactions" in the accompany consolidated statements of operations. Net unrealized gains or losses on the interest rate swap are included in "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statements of operations.

        Certain information related to the Company's interest rate swap is presented below as of December 31, 2018 and 2017.

	As of December 31, 2018
Description	Payment Terms		Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Interest rate swap	Pay fixed 2.0642%	Receive Floating One-Month LIBOR of 2.44%	$395	1/4/2021	$4	$—	Other assets

Total					$4	$—

	As of December 31, 2017
Description	Payment Terms		Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Interest rate swap	Pay Fixed 2.0642%	Receive Floating One-Month LIBOR of 1.50%	$395	1/4/2021	$—	$(1)	Accounts payable and other liabilities

Total					$—	$(1)

7.     COMMITMENTS AND CONTINGENCIES

        The Company has various commitments to fund investments in its portfolio as described below. As of December 31, 2018 and 2017, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of December 31,
	2018	2017
Total revolving and delayed draw loan commitments	$1,915	$881
Less: drawn commitments	(377)	(201)

Total undrawn commitments	1,538	680
Less: commitments substantially at discretion of the Company	(6)	(11)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$1,532	$669

        Included within the total revolving and delayed draw loan commitments as of December 31, 2018 and 2017 were delayed draw loan commitments totaling $627 and $251, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

        Also included within the total revolving and delayed draw loan commitments as of December 31, 2018 were commitments to issue up to $248 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of December 31, 2018, the Company had $26 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $23 expire in 2019 and $3 expire in 2020. As of December 31, 2018, the Company recorded a liability of $1 for certain letters of credit issued and outstanding and none of the other letters of credit issued and outstanding were recorded as a liability on the Company's balance sheet as such other letters of credit are considered in the valuation of the investments in the portfolio company.

        The Company also has commitments to co-invest in the SDLP for the Company's portion of the SDLP's commitments to fund delayed draw loans to certain portfolio companies of the SDLP. See Note 4 for more information.

        As of December 31, 2018 and 2017, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of December 31,
	2018	2017
Total private equity commitments	$114	$111
Less: funded private equity commitments	(73)	(62)

Total unfunded private equity commitments	41	49
Less: private equity commitments substantially at discretion of the Company	(41)	(48)

Total net adjusted unfunded private equity commitments	$—	$1

        In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

        In addition, in the ordinary course of business, the Company may guarantee certain obligations in connection with its portfolio companies (in particular, certain controlled portfolio companies). Under these guarantee arrangements, payments may be required to be made to third parties if such guarantees are called upon or if the portfolio companies were to default on their related obligations, as applicable.

  Lease Commitments

        The Company is obligated under a number of operating leases for office spaces with remaining terms ranging from less than one year to 8 years. For certain of its operating leases, the Company has entered into subleases including one with Ares Management. See Note 13 for a further description of the sublease with Ares Management. Total rent expense incurred by the Company for leases assumed as part of the American Capital Acquisition for the years ended December 31, 2018 and 2017 was $1 and $1, respectively, and is included in "professional fees and other costs related to the American Capital Acquisition" in the accompanying consolidated statement of operations. Total rent expense incurred by the Company, other than the leases assumed as part of the American Capital Acquisition, for the years ended December 31, 2018, 2017 and 2016 was $0, $3 and $4, respectively, and is included in "other general and administrative" expenses in the accompanying consolidated statement of operations.

        The following table shows future minimum payments under the Company's operating leases as of December 31, 2018:

For the Years Ending December 31,	Amount
2019	$25
2020	24
2021	24
2022	24
2023	25
Thereafter	37

Total	$159

        The following table shows future expected rental payments to be received under the Company's subleases where the Company is the sublessor as of December 31, 2018:

For the Years Ending December 31,	Amount
2019	$19
2020	18
2021	18
2022	17
2023	17
Thereafter	31

Total	$120

8.     FAIR VALUE OF FINANCIAL INSTRUMENTS

        The Company follows ASC 825-10, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

        The Company also follows ASC 820-10, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

        In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

        The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

        For other portfolio investments such as investments in the SDLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

        The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of December 31, 2018 and 2017. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of December 31, 2018
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$5,836	Yield analysis	Market yield	5.4% - 17.1%	9.2%
Second lien senior secured loans	3,657	Yield analysis	Market yield	9.8% - 20.2%	11.9%
Subordinated certificates of the SDLP	652	Discounted cash flow analysis	Discount rate	12.5% - 13.5%	13.0%
Senior subordinated loans	727	Yield analysis	Market yield	10.0% - 16.8%	13.0%
Collateralized loan obligations	45	Discounted cash flow analysis	Discount rate	10.0% - 15.6%	14.1%
			Constant prepayment rate	10.0% - 30.0%	20.0%
			Constant default rate	1.0% - 2.5%	2.0%
Preferred equity securities	444	EV market multiple analysis	EBITDA multiple	4.2x - 20.0x	12.9x
Other equity securities and other	1,046	EV market multiple analysis	EBITDA multiple	5.0x - 22.9x	10.8x

Total investments	$12,407

	As of December 31, 2017
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$5,197	Yield analysis	Market yield	4.2% - 19.8%	8.7%
Second lien senior secured loans	3,744	Yield analysis	Market yield	8.7% - 17.5%	10.9%
Subordinated certificates of the SDLP	487	Discounted cash flow analysis	Discount rate	11.5% - 12.5%	12.0%
Senior subordinated loans	995	Yield analysis	Market yield	9.7% - 17.5%	13.2%
Collateralized loan obligations	114	Discounted cash flow analysis	Discount rate	4.3% - 16.4%	10.2%
			Constant prepayment rate	18.7% - 27.1%	21.8%
			Constant default rate	1.8% - 2.6%	2.3%
Preferred equity securities	532	EV market multiple analysis	EBITDA multiple	3.0x - 19.0x	11.2	x
Other equity securities and other	755	EV market multiple analysis	EBITDA multiple	3.5x - 19.0x	10.4	x

Total investments	$11,824

        Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

        Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

        In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2018:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$296	$296	$—	$—
Investments not measured at net asset value	$12,407	$—	$—	$12,407
Investments measured at net asset value(1)	10

Total investments	$12,417
Derivatives	$8	$—	$8	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2017:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$316	$316	$—	$—
Investments not measured at net asset value	$11,824	$—	$—	$11,824
Investments measured at net asset value(1)	17

Total investments	$11,841
Derivatives	$(4)	$—	$(4)	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2018:

As of and For the Year Ended December 31, 2018
Balance as of December 31, 2017	$11,824
Net realized gains	406
Net unrealized losses	(271)
Purchases	7,135
Sales	(2,614)
Redemptions	(4,179)
Payment-in-kind interest and dividends	94
Net accretion of discount on securities	12
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2018	$12,407

        As of December 31, 2018, the net unrealized depreciation on the investments that use Level 3 inputs was $353. For the year ended December 31, 2018, there were no net transfers out of Level 3.

        For the year ended December 31, 2018, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2018, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(137).

        The following table presents changes in investments that use Level 3 inputs as of and for the year ended December 31, 2017:

As of and For the Year Ended December 31, 2017
Balance as of December 31, 2016	$8,813
Net realized gains	43
Net unrealized gains	141
Investments acquired as part of the American Capital Acquisition	2,527
Purchases	7,228
Sales	(1,838)
Redemptions	(5,179)
Payment-in-kind interest and dividends	79
Net accretion of discount on securities	10
Net transfers in and/or out of Level 3	—

Balance as of December 31, 2017	$11,824

        As of December 31, 2017, the net unrealized depreciation on the investments that use Level 3 inputs was $82. For the year ended December 31, 2017, the net transfers out of Level 3 were due to privately held equity investments converting to publicly traded stock.

        For the year ended December 31, 2017, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of December 31, 2017, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $107.

        Following are the carrying and fair values of the Company's debt obligations as of December 31, 2018 and 2017. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of December 31,
	2018			2017
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$1,064		$1,064	$395		$395
Revolving Funding Facility	520		520	600		600
SMBC Funding Facility	245		245	60		60
2018 Convertible Notes (principal amount outstanding of $0 and $270, respectively)	—	(2)	—	270	(2)	270
2019 Convertible Notes (principal amount outstanding of $300)	300	(2)	300	298	(2)	307
2022 Convertible Notes (principal amount outstanding of $388)	372	(2)	$388	368	(2)	398
2018 Notes (principal amount outstanding of $0 and $750, respectively)	—		—	748	(3)	767
2020 Notes (principal amount outstanding of $600)	598	(4)	602	597	(4)	611
2022 Notes (principal amount outstanding of $600)	595	(5)	584	593	(5)	603
2023 Notes (principal amount outstanding of $750)	744	(6)	711	743	(6)	740
2025 Notes (principal amount outstanding of $600 and $0, respectively)	593	(7)	570	—		—
2047 Notes (principal amount outstanding of $230)	183	(8)	224	182	(8)	231

	$5,214	(9)	$5,208	$4,854	(9)	$4,982

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(3)
Represents the aggregate principal amount outstanding of the 2018 Notes less unamortized debt issuance costs plus the net unamortized premium recorded upon the issuances of the 2018 Notes.

(4)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes.

(5)
Represents the aggregate principal amount outstanding of the 2022 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2022 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2023 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2023 Notes.

(7)
Represents the aggregate principal amount outstanding of the 2025 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2025 Notes.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(9)
Total principal amount of debt outstanding totaled $5,297 and $4,943 as of December 31, 2018 and 2017, respectively.

        The following table presents fair value measurements of the Company's debt obligations as of December 31, 2018 and 2017:

	As of December 31,
Fair Value Measurements Using	2018	2017
Level 1	$224	$231
Level 2	4,984	4,751

Total	$5,208	$4,982

9.     STOCKHOLDERS' EQUITY

        There were no issuances of the Company's equity securities for the years ended December 31, 2018, 2017 and 2016 except for in connection with the American Capital Acquisition. In connection with the American Capital Acquisition, the Company issued 112 shares valued at approximately $1,839. See Note 16 for additional information regarding the American Capital Acquisition. See Note 12 for information regarding shares of common stock issued or purchased in accordance with the Company's dividend reinvestment plan.

  Stock Repurchase Program

        The Company is authorized under its stock repurchase program to purchase up to $300 (as of December 31, 2018) in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program does not require the Company to repurchase any specific number of shares, and the Company cannot assure stockholders that any shares will be repurchased under the program. The expiration date of the stock repurchase program is February 28, 2019. The program may be suspended, extended, modified or discontinued at any time. See Note 18 for a subsequent event relating to the Company's stock repurchase program.

        As of December 31, 2018, the Company had repurchased a total of 0.5 shares of its common stock in the open market under the stock repurchase program since the program's inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $293 available for additional repurchases under the program. During the years ended December 31, 2018 and 2017, the Company did not repurchase any shares of the Company's common stock under the stock repurchase program.

10.   EARNINGS PER SHARE

        The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the years ended December 31, 2018, 2017 and 2016:

	For the Years Ended December 31,
	2018	2017	2016
Net increase in stockholders' equity resulting from operations available to common stockholders	$858	$667	$474
Weighted average shares of common stock outstanding—basic and diluted	426	425	314
Basic and diluted net increase in stockholders' equity resulting from operations per share	$2.01	$1.57	$1.51

        For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the year ended December 31, 2018 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2018, as well as any other convertible unsecured notes outstanding during the period. For the year ended December 31, 2017, the average closing price of the Company's common stock was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2017, as well as any other convertible unsecured notes outstanding during the period. For the year ended December 31, 2016, the average closing price of the Company's common stock was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of December 31, 2016, as well as any other convertible unsecured notes outstanding during the period.Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes and any other convertible unsecured notes outstanding during the periods presented had no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.   INCOME AND EXCISE TAXES

        For U.S. federal income tax purposes, amounts distributed to the Company's stockholders as dividends are reported as ordinary income, capital gains, or a combination thereof. Dividends paid per common share for the years ended December 31, 2018, 2017 and 2016 were taxable as follows (unaudited):

	For the Years Ended December 31,
	2018	2017	2016
Ordinary income(1)	$1.54	$1.45	$1.26
Capital gains	—	0.07	0.26

Total(2)	$1.54	$1.52	$1.52

(1)
For the year ended December 31, 2018, ordinary income did not include dividend income that qualified to be taxed at the maximum capital gains rate or, in case of certain eligible corporate shareholders, dividends eligible for the dividends received deduction. For the years ended December 31, 2017 and 2016, ordinary income included dividend income of approximately $0.0296 and $0.0892, per share, respectively, that qualified to be taxed at the maximum capital gains rate and, in the case of certain eligible corporate shareholders, dividends that were eligible for the dividends received deduction.

(2)
For the years ended December 31, 2018, 2017 and 2016, the percentage of total dividends paid that constituted interest-related dividends were 85.4%, 86.8% and 81.4%, respectively.

        The following reconciles net increase in stockholders' equity resulting from operations to taxable income for the years ended December 31, 2018, 2017 and 2016:

	For the Years Ended December 31,
	2018	2017	2016
	(Estimated)(1)
Net increase in stockholders' equity resulting from operations	$858	$667	$474
Adjustments:
Net unrealized losses (gains) on investments, foreign currency and other transactions	255	(136)	130
Income not currently taxable	(96)	(114)	(59)
Income for tax but not book	62	224	57
Expenses not currently deductible	52	96	37
Expenses for tax but not book	(78)	(24)	(6)
Realized gain/loss differences(2)	(433)	(47)	(78)

Taxable income	$620	$666	$555

(1)
The calculation of estimated 2018 U.S. federal taxable income is based on certain estimated amounts, including information received from third parties and, as a result, actual 2018 U.S. federal taxable income will not be finally determined until the Company's 2018 U.S. federal tax return is filed in 2019 (and, therefore, such estimate is subject to change).

(2)
Certain realized gain/loss differences are the result of the realization of certain tax only capital losses on the investments acquired in the Allied Acquisition. Because the Allied Acquisition was a "tax-free" reorganization under the Code, realized losses for tax purposes can differ from GAAP. Note that unlike the Allied Acquisition, the American Capital Acquisition was treated as a taxable purchase of the American Capital assets for purposes of the Company's taxable income calculations; therefore, realized gains or losses for tax purposes are generally consistent with realized gains or losses under GAAP.

        Taxable income generally differs from net increase in stockholders' equity resulting from operations for financial reporting purposes due to temporary and permanent differences in the recognition of income and expenses, and generally excludes net unrealized gains or losses, as unrealized gains or losses are generally not included in taxable income until they are realized. In addition, on April 1, 2010, the Company acquired Allied Capital in a "tax-free" merger under the Code, which has caused certain merger-related items to vary in their deductibility for GAAP and tax purposes.

        Capital losses in excess of capital gains earned in a tax year may generally be carried forward and used to offset capital gains, subject to certain limitations. As of December 31, 2018, the Company estimates that it will have a capital loss carryforward of approximately $46 available for use in later tax years. While the Company's ability to utilize losses in the future depends on a variety of factors that cannot be known in advance, substantially all of the capital loss carryforward will be subject to limitations under Section 382 of the Code. The unused balance will be carried forward and utilized as gains are realized, subject to such limitations.

        For the year ended December 31, 2018, the Company estimated U.S. federal taxable income exceeded its distributions made from such taxable income during the year; consequently, the Company has elected to carry forward the excess for distribution to shareholders in 2019. The amount carried forward to 2019 is estimated to be approximately $323, all of which is expected to be ordinary income, although these amounts will not be finalized until the 2018 tax returns are filed in 2019. For the years ended December 31, 2017 and 2016, the Company had taxable income in excess of the distributions made from such taxable income during the year, and therefore, the Company elected to carry forward the excess for distribution to shareholders in 2018 and 2017, respectively. The amounts carried forward to 2018 and 2017 were $358 and $339, respectively. To the extent that the Company determines that its estimated current year annual taxable income will exceed its estimated current year dividends from such taxable income, the Company accrues excise tax on estimated excess taxable income. For the years ended December 31, 2018, 2017 and 2016, a net expense of $14, $12 and $12, respectively, was recorded for U.S. federal excise tax. The net expense for the years ended December 31, 2017 and 2016 each included a reduction in expense related to an expected refund request arising from the overpayment of the prior year's excise tax of $1 and $1, respectively.

        As of December 31, 2018, the estimated cost basis of investments for U.S. federal tax purposes was $13.0 billion resulting in estimated gross unrealized gains and losses of $0.3 billion and $0.9 billion, respectively. As of December 31, 2017, the estimated cost basis of investments for U.S. federal tax purposes was $12.7 billion resulting in estimated gross unrealized gains and losses of $0.5 billion and $1.3 billion, respectively. As of December 31, 2018 and 2017, the cost of investments for U.S. federal tax purposes was greater than the amortized cost of investments for book purposes of $12.8 billion and $11.9 billion, respectively, primarily as a result of the carryover of tax basis in excess of the related GAAP basis in connection with the Allied Acquisition. The Allied Acquisition qualified as a "tax-free" reorganization under the Code, which resulted in the assets acquired by the Company retaining Allied Capital's tax cost basis at the merger date.

        The Company may adjust the classification of stockholders' equity as a result of permanent book-to-tax differences, which may include merger-related items, differences in the book and tax basis of certain assets and liabilities, and nondeductible federal taxes, among other items. As of December 31, 2018, the tax basis of capital in excess of par value, accumulated overdistributed net investment income, accumulated undistributed net realized gains and net unrealized losses were $7,173, $(24), $491 and $(340), respectively. As of December 31, 2017, the tax basis of capital in excess of par value, accumulated overdistributed net investment income, accumulated undistributed net realized gains and net unrealized losses were $7,192, $(81), $72 and $(85), respectively. During the year ended December 31, 2018, the Company decreased capital in excess of par value by $19 and increased accumulated undistributed (overdistributed) earnings by $19. During the year ended December 31, 2017, the Company decreased capital in excess of par value by $14, increased accumulated undistributed (overdistributed) earnings by $14.

        Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state income taxes. For the years ended December 31, 2018, 2017 and 2016, the Company recorded a net tax expense of approximately $5, $7 and $9, respectively, for these subsidiaries.

12.   DIVIDENDS AND DISTRIBUTIONS

        The following table summarizes the Company's dividends declared and payable during the years ended December 31, 2018, 2017 and 2016:

Date declared	Record date	Payment date	Per share amount	Total amount
October 31, 2018	December 14, 2018	December 28, 2018	$0.39	$166
August 1, 2018	September 14, 2018	September 28, 2018	$0.39	$166
May 2, 2018	June 15, 2018	June 29, 2018	$0.38	$162
February 13, 2018	March 15, 2018	March 30, 2018	$0.38	$162

Total declared and payable for the year ended December 31, 2018			$1.54	$656

November 2, 2017	December 15, 2017	December 29, 2017	$0.38	$162
August 2, 2017	September 15, 2017	September 29, 2017	$0.38	$162
May 3, 2017	June 15, 2017	June 30, 2017	$0.38	$162
February 22, 2017	March 15, 2017	March 31, 2017	$0.38	$162

Total declared and payable for the year ended December 31, 2017			$1.52	$648

November 2, 2016	December 15, 2016	December 30, 2016	$0.38	$119
August 3, 2016	September 15, 2016	September 30, 2016	$0.38	$119
May 4, 2016	June 15, 2016	June 30, 2016	$0.38	$119
February 26, 2016	March 15, 2016	March 31, 2016	$0.38	$120

Total declared and payable for the year ended December 31 2016			$1.52	$477

        The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the years ended December 31, 2018, 2017 and 2016, was as follows:

	For the Years Ended December 31,
	2018		2017		2016
Shares issued	—		0.4		—
Average issue price per share	$—		$17.38		$—
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	1.8	(1)	1.5	(2)	1.3	(3)
Average purchase price per share	$16.30		$16.28		$15.14

(1)
Shares were purchased in April 2018, July 2018, October 2018 and January 2019.

(2)
Shares were purchased in July 2017, October 2017 and January 2018.

(3)
Shares were purchased in April 2016, July 2016, October 2016 and January 2017.

13.   RELATED PARTY TRANSACTIONS

        In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses paid for by the investment adviser or its affiliates on behalf of the Company. For the years ended December 31, 2018, 2017 and 2016, the Company's investment adviser or its affiliates incurred and the Company reimbursed such expenses totaling $5, $5 and $5, respectively. The Company's investment adviser reimbursed the Company approximately $0.5 for certain rent and utilities incurred by the Company during the first quarter of 2018. In addition, during the second quarter of 2018, the Company's investment adviser reimbursed the Company approximately $2.2, $3.0, $3.2 and $2.9 of rent and utilities for the years ended 2017, 2016, 2015 and 2014, respectively, for an aggregate reimbursement to the Company of $11.8. Beginning April 1, 2018, the Company's investment adviser will bear such rent and utilities expenses.

        The Company is party to office leases pursuant to which it is leasing office facilities from third parties. Prior to March 31, 2018, for certain of these office leases, the Company had entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM subleased office space from the Company. In October 2018, the Company terminated all of its existing office space subleases with Ares Management LLC and IHAM. The Company then entered into a new sublease solely with Ares Management LLC, whereby Ares Management LLC subleased the full amount of certain of the Company's office leases. The other office leases not subleased to Ares Management LLC are office leases assumed as part of the American Capital Acquisition.

        The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the years ended December 31, 2018, 2017 and 2016, amounts payable to the Company under these agreements totaled $0, $0 and $0, respectively.

        As part of the American Capital Acquisition, the Company assumed a long term incentive plan liability related to certain employees of a subsidiary of ACAM, which is now a subsidiary of IHAM. The liability is determined based on the fair value of certain investments acquired in the American Capital Acquisition. As of December 31, 2018, the remaining liability amount was estimated to be $1 and is included within accounts payable and other liabilities in the Company's consolidated balance sheet. This liability is paid on an annual basis based on exited investments in a given calendar year and the value received upon their exit. During the year ended December 31, 2018, the Company paid $27 related to the long term incentive plan liability.

        See Notes 3, 4, 6 and 16 for descriptions of other related party transactions.

14.   FINANCIAL HIGHLIGHTS

        The following is a schedule of financial highlights as of and for the years ended December 31, 2018, 2017 and 2016:

	As of and For the Years Ended December 31,
	2018	2017	2016
Per Share Data:
Net asset value, beginning of period(1)	$16.65	$16.45	$16.46
Issuances of common stock	—	(0.01)	—
Repurchases of common stock	—	—	—
Deemed contribution from Ares Capital Management (See Note 16)	—	0.13	—
Issuances of convertible notes	—	0.04	—
Net investment income for period(2)	1.63	1.20	1.57
Net realized and unrealized gains (losses) for period(2)	0.38	0.36	(0.06)

Net increase in stockholders' equity	2.01	1.72	1.51
Total distributions to stockholders(3)	(1.54)	(1.52)	(1.52)

Net asset value at end of period(1)	$17.12	$16.65	$16.45

Per share market value at end of period	$15.58	$15.72	$16.49
Total return based on market value(4)	8.91%	4.55%	26.39%
Total return based on net asset value(5)	12.10%	10.53%	9.15%
Shares outstanding at end of period	426	426	314
Ratio/Supplemental Data:
Net assets at end of period	$7,300	$7,098	$5,165
Ratio of operating expenses to average net assets(6)(7)	8.63%	9.45%	9.59%
Ratio of net investment income to average net assets(6)(8)	9.60%	7.65%	9.58%
Portfolio turnover rate(6)	54%	51%	39%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
Includes an additional dividend of $0.05 per share for the three months ended March 31, 2015.

(4)
For the year ended December 31, 2018, the total return based on market value equaled the decrease of the ending market value at December 31, 2018 of $15.58 per share from the ending market value at December 31, 2017 of $15.72 per share plus the declared and payable dividends of $1.54 per share for the year ended December 31, 2018, divided by the market value at December 31, 2017. For the year ended December 31, 2017, the total return based on market value equaled the decrease of the ending market value at December 31, 2017 of $15.72 per share from the ending market value at December 31, 2016 of $16.49 per share plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2017, divided by the market value at December 31, 2016. For the year ended December 31, 2016, the total return based on market value equaled the increase of the ending market value at December 31, 2016 of $16.49 per share from the ending market value at December 31, 2015 of $14.25 per share plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the market value at December 31, 2015. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
For the year ended December 31, 2018, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.54 per share for the year ended December 31, 2018, divided by the beginning net asset value for the period. For the year ended December 31, 2017, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2017, divided by the beginning net asset value for the period. For the year ended December 31, 2016, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $1.52 per share for the year ended December 31, 2016, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(6)
The ratios reflect an annualized amount.

(7)
For the year ended December 31, 2018, the ratio of operating expenses to average net assets consisted of 2.49% of base management fees, 2.24% of income based fees and capital gains incentive fees, net of the Fee Waiver (2.79% of income based fees and capital gains incentive fees excluding the Fee Waiver), 3.33% of the cost of borrowing and 0.57% of other operating expenses. For the year ended December 31, 2017, the ratio of operating expenses to average net assets consisted of 2.57% of base management fees, 2.18% of income based fees and capital gains incentive fees, net of the Fee Waiver (2.32% of income based fees and capital gains incentive fees excluding the Fee Waiver, 3.37% of the cost of borrowing and 1.33% of other operating expenses. For the year ended December 31, 2016, the ratio of operating expenses to average net assets consisted of 2.64% of base management fees, 2.29% of income based fees and capital gains incentive fees, 3.58% of the cost of borrowing and 1.08% of other operating expenses.

(8)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

15.   SELECTED QUARTERLY DATA (Unaudited)

	2018
	Q4	Q3	Q2	Q1
Total investment income	$345	$342	$333	$317
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees, net of waiver of income based fees (See Note 3)	$229	$225	$210	$192
Income based fees and capital gains incentive fees, net of waiver of income based fees (See Note 3)	$26	$40	$48	$48
Net investment income before net realized and unrealized gains (losses)	$203	$185	$162	$144
Net realized and unrealized gains (losses)	$(50)	$24	$92	$98
Net increase in stockholders' equity resulting from operations	$153	$209	$254	$242
Basic and diluted earnings per common share	$0.36	$0.49	$0.60	$0.57
Net asset value per share as of the end of the quarter	$17.12	$17.16	$17.05	$16.84

	2017
	Q4	Q3	Q2	Q1
Total investment income	$307	$294	$284	$275
Net investment income before net realized and unrealized gains (losses) and income based fees and capital gains incentive fees, net of waiver of income based fees (See Note 3)	$185	$175	$154	$142
Income based fees and capital gains incentive fees, net of waiver of income based fees (See Note 3)	$45	$22	$30	$48
Net investment income before net realized and unrealized gains	$140	$153	$124	$94
Net realized and unrealized gains (losses)	$92	$(14)	$54	$24
Net increase in stockholders' equity resulting from operations	$232	$139	$178	$118
Basic and diluted earnings per common share	$0.54	$0.33	$0.42	$0.28
Net asset value per share as of the end of the quarter	$16.65	$16.49	$16.54	$16.50

	2016
	Q4	Q3	Q2	Q1
Total investment income	$261	$258	$245	$248
Net investment income before net realized and unrealized gains and income based fees and capital gains incentive fees	$157	$164	$144	$147
Income based fees and capital gains incentive fees	$19	$27	$39	$33
Net investment income before net realized and unrealized gains	$138	$137	$105	$114
Net realized and unrealized gains (losses)	$(63)	$(28)	$53	$18
Net increase in stockholders' equity resulting from operations	$75	$109	$158	$132
Basic and diluted earnings per common share	$0.24	$0.35	$0.50	$0.42
Net asset value per share as of the end of the quarter	$16.45	$16.59	$16.62	$16.50

16.   AMERICAN CAPITAL ACQUISITION

        On May 23, 2016, the Company entered into a definitive agreement (the "Merger Agreement") to acquire American Capital. On the Acquisition Date, the Company completed the American Capital Acquisition pursuant to the terms and conditions of the Merger Agreement. Pursuant to the Merger Agreement, American Capital shareholders received total consideration of approximately $18.06 per share comprised of: (i) $14.41 per share from the Company consisting of approximately $6.48 per share of cash (including a make-up dividend in the amount of $0.07 per share) and 0.483 shares of the Company's common stock for each American Capital share at a value of $7.93 per American Capital share (based on the closing price per share of the Company's common stock on the Acquisition Date), (ii) $2.45 per share of cash from American Capital's sale of American Capital Mortgage Management, LLC, and (iii) approximately $1.20 per share of cash as transaction support provided by Ares Capital Management acting solely on its own behalf. As of the Acquisition Date, the transaction was valued at approximately $4.2 billion. The total cash and stock consideration paid by the Company was $3.3 billion. In connection with the stock consideration, the Company issued approximately 112 shares of its common stock to American Capital's then-existing stockholders (including holders of outstanding in-the-money American Capital stock options), thereby resulting in the Company's then-existing stockholders owning approximately 73.7% of the combined company and then-existing American Capital stockholders owning approximately 26.3% of the combined company. In addition, in connection with the American Capital Acquisition, Ares Capital Management agreed to waive certain income based fees as described in Note 3.

        The American Capital Acquisition was accounted for in accordance with the asset acquisition method of accounting as detailed in ASC 805-50, Business Combinations—Related Issues. The fair value of the merger consideration paid by the Company was allocated to the assets acquired and liabilities assumed based on their relative fair values as of the date of acquisition and did not give rise to goodwill. Since the fair value of the net assets acquired exceeded the fair value of the merger consideration paid by the Company, the Company recognized a deemed contribution from Ares Capital Management.

        The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed as a result of the American Capital Acquisition:

Common stock issued by the Company	$1,839
Cash consideration paid by the Company	1,502
Deemed contribution from Ares Capital Management	54

Total purchase price	$3,395

Assets acquired:
Investments(1)	$2,543
Cash and cash equivalents	961
Other assets(2)	117

Total assets acquired	3,621
Liabilities assumed(3)	(226)

Net assets acquired	$3,395

(1)
Investments acquired were recorded at fair value, which is also the Company's initial cost basis.

(2)
Other assets acquired in the American Capital Acquisition consisted of the following:

Receivable for open trades	$45
Escrows receivable	41
Interest receivable	9
Other assets	22

Total	$117

(3)
Liabilities assumed in the American Capital Acquisition consisted of the following:

Severance and other payroll related	$95
Lease abandonments	55
Long term incentive plan (see Note 13)	31
Escrows payable	25
Other liabilities	20

Total	$226

        During the years ended December 31, 2018 and 2017, the Company incurred $3 and $45, respectively, in professional fees and other costs related to the American Capital Acquisition. For the year ended December 31, 2017, these costs included $4 of expenses related to a long term incentive plan liability assumed in the American Capital Acquisition, including $18 in one-time investment banking fees incurred in January 2017 upon the closing of the American Capital Acquisition.

17.   LITIGATION

        The Company is party to certain lawsuits in the normal course of business. In addition, American Capital and Allied Capital were involved in various legal proceedings that the Company assumed in connection with the American Capital Acquisition and the Allied Acquisition, respectively. Furthermore, third parties may try to seek to impose liability on the Company in connection with the Company's activities or the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

        On May 20, 2013, the Company was named as one of several defendants in an action filed in the United States District Court for the Eastern District of Pennsylvania by the bankruptcy trustee of DSI Renal Holdings LLC ("DSI Renal") and two affiliate companies. On March 17, 2014, the motion by the Company and the other defendants to transfer the case to the United States District Court for the District of Delaware (the "Delaware Court") was granted. On May 6, 2014, the Delaware Court referred the matter to the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The complaint alleges, among other things, that each of the named defendants participated in a purported fraudulent transfer involving the restructuring of a subsidiary of DSI Renal. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425, of which the complaint states the Company's individual share is approximately $117, (2) interest thereon according to law, and (3) punitive damages. The defendants filed a motion to dismiss all claims on August 5, 2013. On July 20, 2017, the Bankruptcy Court issued an order granting the motion to dismiss certain claims and denying the motion to dismiss certain other claims, including the purported fraudulent transfer claims. The defendants answered the complaint on August 31, 2017. Under the operative scheduling order, discovery will continue until early March 29, 2019 with dispositive motions due on April 30, 2019. No trial date has been set. The Company is currently unable to assess with any certainty whether it may have any exposure in this matter. However, the Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in this matter.

        On August 3, 2017, American Capital and one of its former portfolio companies were awarded a judgment plus prejudgment interest by the United States District Court for the District of Maryland (the "District Court") following a bench trial in a case first filed by one of American Capital's insurance companies concerning coverage for bodily injury claims against American Capital and/or its former portfolio company. The District Court found that the carrier breached its duty to defend American Capital and its former portfolio company against more than 1,000 bodily injury claims and awarded American Capital damages plus prejudgment interest. American Capital's carrier filed a notice of appeal to the United States Court of Appeals for the Fourth Circuit (the "Court of Appeals"); thereafter, American Capital and its former portfolio company filed a notice of cross appeal, including cross claims. The appeal was fully briefed and oral argument on the appeal took place on September 28, 2018. On February 6, 2019, the Court of Appeals entered a judgment affirming the District Court judgment in all respects in the amount of approximately $88, of which the American Capital share would be approximately $53. American Capital also intends to petition the District Court for recovery of its reasonable legal fees and costs in connection with the litigation. The carriers have not advised as to whether they intend to engage in post-judgment proceedings to attempt to modify the judgment, and accordingly, American Capital's recovery in the litigation, if any, is not yet known. The Company has secured insurance to protect at least $47 of the judgment in favor of American Capital.

18.   SUBSEQUENT EVENTS

        The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the year ended December 31, 2018, except as discussed below.

        In January 2019, the Company repaid in full the $300 in aggregate principal amount of the 2019 Convertible Notes upon their maturity. The 2019 Convertible Notes bore interest at a rate of 4.375% per year, payable semi-annually.

        In February 2019, the Company's board of directors authorized an amendment to its stock repurchase program to (a) increase the total authorization under the program from $300 to $500 and (b) extend the expiration date of the program from February 28, 2019 to February 28, 2020. Under the stock repurchase program, the Company may repurchase up to $500 in the aggregate of its outstanding common stock in the open market at a price per share that meets certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 of the Exchange Act. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(in millions, except per share data)

	As of
	March 31, 2019	December 31, 2018
	(unaudited)
ASSETS
Investments at fair value
Non-controlled/non-affiliate company investments	$10,882	$10,478
Non-controlled affiliate company investments	360	292
Controlled affiliate company investments	1,822	1,647

Total investments at fair value (amortized cost of $13,440 and $12,754, respectively)	13,064	12,417
Cash and cash equivalents	572	296
Interest receivable	114	91
Receivable for open trades	28	12
Operating lease right-of-use asset	105	—
Other assets	79	79

Total assets	$13,962	$12,895

LIABILITIES
Debt	$6,197	$5,214
Base management fees payable	49	45
Income based fees payable	38	36
Capital gains incentive fees payable	64	112
Interest and facility fees payable	25	64
Payable for open trades	35	25
Operating lease liabilities	137	—
Accounts payable and other liabilities	78	99

Total liabilities	6,623	5,595
Commitments and contingencies (Note 7)
STOCKHOLDERS' EQUITY
Common stock, par value $0.001 per share, 600 common shares authorized; 426 and 426 common shares issued and outstanding, respectively	—	—
Capital in excess of par value	7,177	7,173
Accumulated undistributed earnings	162	127

Total stockholders' equity	7,339	7,300

Total liabilities and stockholders' equity	$13,962	$12,895

NET ASSETS PER SHARE	$17.21	$17.12

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF OPERATIONS

(in millions, except per share data)

(unaudited)

	For the Three Months Ended March 31,
	2019	2018
INVESTMENT INCOME:
From non-controlled/non-affiliate company investments:
Interest income from investments (excluding payment-in-kind ("PIK") interest income)	$233	$201
PIK interest income from investments	12	12
Capital structuring service fees	39	26
Dividend income	15	9
Other income	8	6

Total investment income from non-controlled/non-affiliate company investments	307	254
From non-controlled affiliate company investments:
Interest income from investments (excluding PIK interest income)	5	4
PIK interest income from investments	1	1
Capital structuring service fees	2	—
Dividend income	1	—

Total investment income from non-controlled affiliate company investments	9	5
From controlled affiliate company investments:
Interest income from investments (excluding PIK interest income)	33	30
PIK interest income from investments	5	6
Capital structuring service fees	4	3
Dividend income	15	13
Other income	—	6

Total investment income from controlled affiliate company investments	57	58

Total investment income	373	317

EXPENSES:
Interest and credit facility fees	67	60
Base management fees	49	46
Income based fees	48	38
Capital gains incentive fees	2	20
Administrative fees	4	3
Other general and administrative	8	11

Total expenses	178	178
Waiver of income based fees	(10)	(10)

Total expenses, net of waiver of income based fees	168	168

NET INVESTMENT INCOME BEFORE INCOME TAXES	205	149
Income tax expense, including excise tax	4	5

NET INVESTMENT INCOME	201	144
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, FOREIGN CURRENCY AND OTHER TRANSACTIONS:
Net realized gains (losses):
Non-controlled/non-affiliate company investments	7	—
Controlled affiliate company investments	—	—
Foreign currency and other transactions	49	(12)

Net realized gains (losses)	56	(12)
Net unrealized gains (losses):
Non-controlled/non-affiliate company investments	(33)	16
Non-controlled affiliate company investments	(7)	2
Controlled affiliate company investments	1	78
Foreign currency and other transactions	(4)	14

Net unrealized gains (losses)	(43)	110

Net realized and unrealized gains on investments, foreign currency and other transactions	13	98

NET INCREASE IN STOCKHOLDERS' EQUITY RESULTING FROM OPERATIONS	$214	$242

BASIC AND DILUTED EARNINGS PER COMMON SHARE (see Note 10)	$0.50	$0.57

WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING (see Note 10)	426	426

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of March 31, 2019
(dollar amounts in millions)
(unaudited)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($0.8 par due 1/2022)	11.00% (Base Rate + 5.50%/Q)	1/15/2019	$0.8	$0.8	(2)(14)
		First lien senior secured loan ($24.3 par due 1/2022)		1/5/2016	24.2	7.1	(2)(13)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	—	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					29.0	7.9

Acessa Health Inc. (fka HALT Medical, Inc.)	Medical supply provider	Common stock (569,823 shares)		6/22/2017	0.1	—

ADCS Billings Intermediate Holdings, LLC(18)	Dermatology practice	First lien senior secured revolving loan ($1.3 par due 5/2022)	10.25% (Base Rate + 4.75%/Q)	5/18/2016	1.3	1.2	(2)(14)

ADG, LLC and RC IV GEDC Investor LLC(18)	Dental services provider	First lien senior secured revolving loan ($3.1 par due 9/2022)	7.25% (Libor + 4.75%/M)	9/28/2016	3.1	3.0	(2)(14)
		First lien senior secured revolving loan ($10.6 par due 9/2022)	9.25% (Base Rate + 3.75%/Q)	9/28/2016	10.6	10.1	(2)(14)
		Second lien senior secured loan ($87.5 par due 3/2024)	11.88% (Libor + 9.00%/S)	9/28/2016	87.5	75.3	(2)(14)
		Membership units (3,000,000 units)		9/28/2016	3.0	0.8	(2)

					104.2	89.2

Air Medical Group Holdings, Inc. and Air Medical Buyer Corp.	Emergency air medical services provider	Senior subordinated loan ($182.7 par due 3/2026)	10.36% (Libor + 7.88%/M)	3/14/2018	182.7	179.9	(2)(14)
		Warrant to purchase up to 115,733 units of common stock (expires 3/2028)		3/14/2018	0.9	1.4	(2)

					183.6	181.3

Alcami Corporation and ACM Holdings I, LLC(18)	Outsourced drug development services provider	First lien senior secured revolving loan ($1.7 par due 7/2023)	6.25% (Libor + 3.75%/M)	7/12/2018	1.7	1.7	(2)(14)
		First lien senior secured revolving loan ($1.7 par due 7/2023)	6.23% (Libor + 3.75%/M)	7/12/2018	1.7	1.7	(2)(14)
		First lien senior secured loan ($30.0 par due 7/2025)	6.73% (Libor + 4.25%/M)	7/12/2018	29.9	29.1	(3)(14)
		Second lien senior secured loan ($77.5 par due 7/2026)	10.48% (Libor + 8.00%/M)	7/12/2018	76.8	73.7	(2)(14)
		Common units (3,269,900 units)		7/12/2018	32.7	21.1	(2)

					142.8	127.3

Alteon Health, LLC	Provider of physician management services	First lien senior secured loan ($3.0 par due 9/2022)	9.00% (Libor + 6.50%/M)	5/15/2017	3.0	2.5	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
American Academy Holdings, LLC(18)	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($0.9 par due 12/2022)	10.75% (Base Rate + 5.25%/M)	12/15/2017	0.9	0.9	(2)(14)
		First lien senior secured loan ($84.1 par due 12/2022)	10.75% (Base Rate + 5.25%/M)	12/15/2017	84.1	85.8	(2)(14)
		First lien senior secured loan ($90.5 par due 12/2022)	10.75% (Base Rate + 5.25%/M)	12/15/2017	90.5	92.3	(3)(14)
		Senior subordinated loan ($81.1 par due 6/2023)	18.50% (Libor + 7.00% Cash, 6.00% PIK/Q)	12/15/2017	81.1	85.2	(2)(14)

					256.6	264.2

athenahealth, Inc., VVC Holding Corp., Virence Intermediate Holding Corp., and Virence Holdings LLC(18)	Revenue cycle management provider to the physician practices and acute care hospitals	First lien senior secured loan ($32.3 par due 2/2026)	7.20% (Libor + 4.50%/Q)	2/11/2019	31.6	31.6	(2)(14)
		Second lien senior secured loan ($210.3 par due 2/2027)	11.20% (Libor + 8.50%/Q)	2/11/2019	210.3	206.1	(2)(14)
		Senior preferred stock (121,810 shares)	13.62% PIK (Libor + 11.13%)	2/11/2019	121.8	121.8	(2)(14)
		Class A interests (0.39% interest)		2/11/2019	9.0	9.0	(2)

					372.7	368.5

Bambino CI Inc.(18)	Manufacturer and provider of single-use obstetrics products	First lien senior secured revolving loan ($0.1 par due 10/2022)	7.99% (Libor + 5.50%/M)	10/17/2017	0.1	0.1	(2)(14)
		First lien senior secured revolving loan ($1.1 par due 10/2022)	7.98% (Libor + 5.50%/Q)	10/17/2017	1.1	1.1	(2)(14)
		First lien senior secured revolving loan ($1.1 par due 10/2022)	10.00% (Base Rate + 4.50%/Q)	10/17/2017	1.1	1.1	(2)(14)
		First lien senior secured loan ($30.8 par due 10/2023)	7.99% (Libor + 5.50%/M)	10/17/2017	30.8	30.8	(3)(14)

					33.1	33.1

Care Hospice, Inc(18)	Provider of hospice services	First lien senior secured revolving loan ($0.6 par due 4/2022)	7.38% (Libor + 4.75%/Q)	2/8/2018	0.6	0.6	(2)(14)(17)
		First lien senior secured revolving loan ($0.3 par due 4/2022)	7.23% (Libor + 4.75%/M)	2/8/2018	0.3	0.3	(2)(14)(17)
		First lien senior secured revolving loan ($0.3 par due 4/2022)	7.23% (Libor + 4.75%/M)	2/8/2018	0.3	0.3	(2)(14)(17)

					1.2	1.2

CCS-CMGC Holdings, Inc.(18)	Correctional facility healthcare operator	First lien senior secured revolving loan ($1.9 par due 10/2023)	8.00% (Libor + 5.50%/M)	10/1/2018	1.9	1.8	(2)(14)(17)
		First lien senior secured loan ($34.9 par due 10/2025)	8.00% (Libor + 5.50%/M)	9/25/2018	34.6	34.6	(3)(14)

					36.5	36.4

Center for Autism and Related Disorders, LLC(18)	Autism treatment and services provider specializing in applied behavior analysis therapy	First lien senior secured revolving loan	—	11/21/2018	—	—	(16)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Comprehensive EyeCare Partners, LLC(18)	Vision care practice management company	First lien senior secured revolving loan ($0.1 par due 2/2024)	7.31% (Libor + 4.50%/Q)	2/14/2018	0.1	0.1	(2)(14)
		First lien senior secured revolving loan ($0.3 par due 2/2024)	7.31% (Libor + 4.50%/Q)	2/14/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($2.4 par due 2/2024)	7.12% (Libor + 4.50%/Q)	2/14/2018	2.4	2.4	(2)(14)
		First lien senior secured loan ($5.4 par due 2/2024)	7.12% (Libor + 4.50%/Q)	2/14/2018	5.4	5.4	(2)(14)

					8.2	8.2

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(18)	Dental services provider	Class A preferred units (1,000,000 units)	8.00% PIK	12/21/2016	1.0	1.0	(2)

Datix Bidco Limited(8)	Global healthcare software company that provides software solutions for patient safety and risk management	First lien senior secured loan ($2.9 par due 4/2025)	7.28% (Libor + 4.50%/S)	4/27/2018	2.9	2.9	(2)(14)
		First lien senior secured loan ($2.9 par due 4/2025)	7.28% (Libor + 4.50%/S)	4/27/2018	2.9	2.9	(2)(14)

					5.8	5.8

DCA Investment Holding, LLC(18)	Multi-branded dental practice management	First lien senior secured revolving loan ($0.1 par due 7/2021)	9.75% (Base Rate + 4.25%/Q)	7/2/2015	0.1	0.1	(2)(14)(17)
		First lien senior secured loan ($18.5 par due 7/2021)	7.85% (Libor + 5.25%/Q)	7/2/2015	18.4	18.5	(4)(14)

					18.5	18.6

Emerus Holdings, Inc.(18)	Freestanding 24-hour emergency care micro-hospitals operator	First lien senior secured loan ($16.5 par due 2/2022)	14.00%	2/21/2019	16.5	16.5	(2)

GHX Ultimate Parent Corporation, Commerce Parent, Inc. and Commerce Topco, LLC	On-demand supply chain automation solutions provider to the healthcare industry	Second lien senior secured loan ($34.5 par due 6/2025)	10.60% (Libor + 8.00%/Q)	6/30/2017	34.1	34.5	(2)(14)
		Series A preferred stock (110,425 shares)	13.55% PIK (Libor + 10.95%)	6/30/2017	138.1	138.1	(2)(14)
		Class A units (14,013,303 units)		6/30/2017	14.0	16.8	(2)

					186.2	189.4

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	Limited partnership interest (99.90% interest)		12/19/2014	1.0	3.3	(2)

Hygiena Borrower LLC(18)	Adenosine triphosphate testing technology provider	First lien senior secured revolving loan	—	8/26/2016	—	—	(16)
		First lien senior secured loan ($9.5 par due 8/2022)	6.60% (Libor + 4.00%/Q)	6/29/2018	9.5	9.5	(2)(14)
		Second lien senior secured loan ($11.1 par due 8/2023)	10.35% (Libor + 7.75%/Q)	6/29/2018	11.1	11.1	(2)(14)
		Second lien senior secured loan ($0.6 par due 8/2023)	10.35% (Libor + 7.75%/Q)	6/29/2018	0.6	0.6	(2)(14)
		Second lien senior secured loan ($2.5 par due 8/2023)	10.35% (Libor + 7.75%/Q)	8/26/2016	2.5	2.5	(2)(14)
		Second lien senior secured loan ($10.7 par due 8/2023)	10.35% (Libor + 7.75%/Q)	2/27/2017	10.7	10.7	(2)(14)

					34.4	34.4

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
JDC Healthcare Management, LLC(18)	Dental services provider	First lien senior secured revolving loan ($0.8 par due 4/2022)	10.24% (Libor + 7.75%/M)	4/10/2017	0.8	0.8	(2)(14)
		First lien senior secured revolving loan ($0.8 par due 4/2022)	10.25% (Libor + 7.75%/M)	4/10/2017	0.8	0.8	(2)(14)
		First lien senior secured loan ($4.2 par due 4/2023)	10.24% (Libor + 6.75% Cash, 1.00% PIK/Q)	4/10/2017	4.2	3.9	(2)(14)
		First lien senior secured loan ($9.9 par due 4/2023)	10.25% (Libor + 6.75% Cash, 1.00% PIK/Q)	4/10/2017	9.9	9.2	(2)(14)
		First lien senior secured loan ($19.7 par due 4/2023)	10.25% (Libor + 6.75% Cash, 1.00% PIK/Q)	4/10/2017	19.7	18.4	(4)(14)

					35.4	33.1

KBHS Acquisition, LLC (d/b/a Alita Care, LLC)(18)	Provider of behavioral health services	First lien senior secured revolving loan ($0.9 par due 3/2022)	7.48% (Libor + 5.00%/M)	3/17/2017	0.9	0.9	(2)(14)
		First lien senior secured revolving loan ($0.9 par due 3/2022)	7.49% (Libor + 5.00%/M)	3/17/2017	0.9	0.9	(2)(14)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	7.48% (Libor + 5.00%/M)	3/17/2017	0.2	0.2	(2)(14)
		First lien senior secured revolving loan ($0.6 par due 3/2022)	7.49% (Libor + 5.00%/M)	3/17/2017	0.6	0.5	(2)(14)
		First lien senior secured revolving loan ($2.1 par due 3/2022)	7.50% (Libor + 5.00%/M)	3/17/2017	2.1	2.0	(2)(14)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	9.50% (Base Rate + 4.00%/Q)	3/17/2017	0.2	0.2	(2)(14)

					4.9	4.7

Key Surgical LLC(18)	Provider of sterile processing, operating room and instrument care supplies for hospitals	First lien senior secured loan ($16.6 par due 6/2023)	5.75% (EURIBOR + 4.75%/Q)	6/1/2017	16.6	16.6	(2)(14)

MB2 Dental Solutions, LLC(18)	Dental services provider	First lien senior secured revolving loan ($1.9 par due 9/2023)	9.25% (Base Rate + 3.75%/Q)	9/29/2017	1.9	1.9	(2)(14)
		First lien senior secured loan ($7.0 par due 9/2023)	7.35% (Libor + 4.75%/Q)	9/29/2017	7.0	7.0	(2)(14)

					8.9	8.9

MCH Holdings, Inc. and MC Acquisition Holdings I, LLC	Healthcare professional provider	First lien senior secured loan ($19.5 par due 1/2020)	7.98% (Libor + 5.50%/M)	7/26/2017	19.5	19.5	(2)(14)
		First lien senior secured loan ($19.4 par due 1/2020)	8.00% (Libor + 5.50%/M)	7/26/2017	19.4	19.4	(2)(14)
		First lien senior secured loan ($39.6 par due 1/2020)	7.98% (Libor + 5.50%/M)	7/26/2017	39.6	39.6	(3)(14)
		First lien senior secured loan ($39.4 par due 1/2020)	8.00% (Libor + 5.50%/M)	7/26/2017	39.4	39.4	(3)(14)
		First lien senior secured loan ($15.2 par due 1/2020)	7.98% (Libor + 5.50%/M)	7/26/2017	15.2	15.2	(4)(14)
		First lien senior secured loan ($15.1 par due 1/2020)	8.00% (Libor + 5.50%/M)	7/26/2017	15.1	15.1	(4)(14)
		Class A units (1,438,643 shares)		1/17/2014	1.5	1.1	(2)

					149.7	149.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MW Dental Holding Corp.(18)	Dental services provider	First lien senior secured revolving loan ($6.0 par due 4/2021)	9.35% (Libor + 6.75%/Q)	4/12/2011	6.0	6.0	(2)(14)
		First lien senior secured loan ($18.7 par due 4/2021)	9.35% (Libor + 6.75%/Q)	3/19/2018	18.7	18.7	(2)(14)
		First lien senior secured loan ($104.3 par due 4/2021)	9.35% (Libor + 6.75%/Q)	4/12/2011	104.3	104.3	(3)(14)
		First lien senior secured loan ($19.1 par due 4/2021)	9.35% (Libor + 6.75%/Q)	4/12/2011	19.1	19.1	(4)(14)

					148.1	148.1

My Health Direct, Inc.	Healthcare scheduling exchange software solution provider	Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

New Trident Holdcorp, Inc. and Trident Holding Company, LLC	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($25.0 par due 7/2022)		8/1/2013	19.4	—	(2)(13)
		Second lien senior secured loan ($78.4 par due 7/2020)		8/1/2013	67.8	—	(2)(13)
		Senior subordinated loan ($9.1 par due 7/2020)		11/29/2017	8.8	—	(2)(13)

					96.0	—

NMC Skincare Intermediate Holdings II, LLC(18)	Developer, manufacturer and marketer of skincare products	First lien senior secured revolving loan ($1.6 par due 10/2024)	7.25% (Libor + 4.75%/M)	10/31/2018	1.6	1.6	(2)(14)
		First lien senior secured loan ($1.7 par due 10/2024)	7.25% (Libor + 4.75%/M)	10/31/2018	1.7	1.7	(2)(14)
		First lien senior secured loan ($24.8 par due 10/2024)	7.25% (Libor + 4.75%/M)	10/31/2018	24.8	24.6	(3)(14)

					28.1	27.9

NMN Holdings III Corp. and NMN Holdings LP(18)	Provider of complex rehab technology solutions for patients with mobility loss	Partnership units (30,000 units)		11/13/2018	3.0	3.1	(2)

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	12.50% (Libor + 10.00%/M)	4/19/2016	72.8	72.8	(2)(14)
		Class A units (25,790 units)		4/19/2016	2.6	1.3	(2)

					75.4	74.1

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($2.3 par due 8/2016)		11/12/2015	1.5	—	(2)(13)
		First lien senior secured loan ($0.8 par due 8/2016)		11/12/2015	0.6	—	(2)(13)
		First lien senior secured loan ($3.9 par due 8/2016)		4/25/2014	2.6	—	(2)(13)
		First lien senior secured loan ($11.0 par due 8/2016)		4/25/2014	7.1	—	(2)(13)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		5/1/2016	—	—	(2)

					11.8	—

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	12.25% (Libor + 9.75%/M)	4/20/2016	9.8	9.8	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
NueHealth Performance, LLC(18)	Developer, builder and manager of specialty surgical hospitals and ambulatory surgery centers	First lien senior secured loan ($1.5 par due 9/2023)	9.00% (Libor + 6.50%/M)	9/27/2018	1.5	1.5	(2)(14)
		First lien senior secured loan ($10.0 par due 9/2023)	9.00% (Libor + 6.50%/M)	9/27/2018	10.0	9.9	(2)(14)

					11.5	11.4

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.8	(2)

Pathway Vet Alliance LLC and Pathway Vet Alliance Holding LLC(18)	Operator of freestanding veterinary hospitals	First lien senior secured revolving loan	—	12/21/2018	—	—	(16)
		First lien senior secured loan ($2.1 par due 12/2024)	7.00% (Libor + 4.50%/M)	12/21/2018	2.1	2.1	(2)(14)
		First lien senior secured loan ($69.5 par due 12/2024)	7.00% (Libor + 4.50%/M)	12/21/2018	68.9	68.8	(2)(14)
		Second lien senior secured loan ($163.9 par due 12/2025)	11.00% (Libor + 8.50%/M)	12/21/2018	163.9	162.3	(2)(14)
		Preferred units (1,507,384 units)		12/21/2018	4.9	4.4

					239.8	237.6

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	11.24% (Libor + 8.50%/Q)	9/2/2015	76.8	67.9	(2)(14)

Phylogeny, LLC and Conversant Biologics, LLC (fka WSHP FC Acquisition LLC)(18)	Provider of biospecimen products for pharma research	First lien senior secured loan ($6.0 par due 3/2024)	9.10% (Libor + 6.50%/Q)	3/30/2018	6.0	6.0	(2)(14)
		First lien senior secured loan ($4.7 par due 3/2024)	9.10% (Libor + 6.50%/M)	2/11/2019	4.7	4.7	(2)(14)
		First lien senior secured loan ($28.4 par due 3/2024)	9.10% (Libor + 6.50%/Q)	3/30/2018	28.4	28.4	(3)(14)

					39.1	39.1

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	11.38% (Libor + 8.75%/Q)	12/18/2015	47.0	47.2	(2)(14)

Practice Insight, LLC(18)	Revenue cycle management provider to the emergency healthcare industry	First lien senior secured loan ($12.4 par due 8/2022)	7.50% (Libor + 5.00%/M)	8/23/2017	12.4	12.4	(4)(14)

Premise Health Holding Corp. and OMERS Bluejay Investment Holdings LP(18)	Provider of employer-sponsored onsite health and wellness clinics and pharmacies	First lien senior secured revolving loan ($3.0 par due 7/2023)	6.09% (Libor + 3.50%/Q)	7/10/2018	3.0	3.0	(2)(14)
		First lien senior secured loan ($0.8 par due 7/2025)	6.35% (Libor + 3.75%/Q)	7/10/2018	0.8	0.8	(2)(14)
		First lien senior secured loan ($10.9 par due 7/2025)	6.35% (Libor + 3.75%/Q)	7/10/2018	10.9	10.8	(4)(14)
		Second lien senior secured loan ($67.1 par due 7/2026)	10.10% (Libor + 7.50%/Q)	7/10/2018	66.5	66.4	(2)(14)
		Class A units (9,775 units)		7/10/2018	9.8	10.4	(2)

					91.0	91.4

ProVation Medical, Inc.	Provider of documentation and coding software for GI physicians	First lien senior secured loan ($13.0 par due 3/2024)	9.55% (Libor + 6.75%/Q)	3/9/2018	12.8	13.0	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
RecoveryDirect Acquisition, L.L.C.(18)	Outpatient physical therapy provider	First lien senior secured loan ($6.9 par due 1/2024)	6.50% (Libor + 4.00%/M)	1/3/2018	6.9	6.9	(2)(14)
		First lien senior secured loan ($30.7 par due 1/2024)	6.50% (Libor + 4.25%/M)	1/3/2018	30.7	30.7	(4)(14)

					37.6	37.6

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Retriever Medical/Dental Payments LLC(18)	Provider of payment processing services and software to healthcare providers	First lien senior secured loan ($2.0 par due 2/2023)	7.30% (Libor + 4.50%/Q)	3/14/2019	2.0	2.0	(2)(14)

RTI Surgical, Inc.	Manufacturer of biologic, metal and synthetic implants/devices	Second lien senior secured loan ($90.8 par due 12/2023)	11.24% (Libor + 8.75%/M)	3/8/2019	90.8	89.9	(2)(14)

Salter Labs(18)	Developer, manufacturer and supplier of consumable products for medical device customers	First lien senior secured revolving loan ($0.6 par due 3/2020)	7.01% (Libor + 4.25%/Q)	2/8/2018	0.6	0.6	(2)(14)(17)

SCSG EA Acquisition Company, Inc.(18)	Provider of outsourced clinical services to hospitals and health systems	First lien senior secured revolving loan	—	9/1/2017	—	—	(16)

SiroMed Physician Services, Inc. and SiroMed Equity Holdings, LLC(18)	Outsourced anesthesia provider	First lien senior secured revolving loan ($2.9 par due 3/2024)	9.25% (Base Rate + 3.75%/Q)	3/26/2018	2.9	2.7	(2)(14)
		First lien senior secured loan ($17.4 par due 3/2024)	7.35% (Libor + 4.75%/Q)	3/26/2018	17.4	16.5	(3)(14)
		Common units (171,784 units)		3/26/2018	4.6	2.7	(2)

					24.9	21.9

SM Wellness Holdings, Inc. and SM Holdco, Inc.(18)	Breast cancer screening provider	First lien senior secured loan ($0.7 par due 8/2024)	8.00% (Libor + 5.50%/M)	8/1/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($7.1 par due 8/2024)	8.00% (Libor + 5.50%/M)	8/1/2018	7.1	7.1	(2)(14)
		Series A preferred stock (44,975 shares)	13.05% PIK (Libor + 10.45%)	8/1/2018	48.9	48.9	(2)(14)
		Series A units (7,475 units)		8/1/2018	7.5	0.1	(2)
		Series B units (747,500 units)		8/1/2018	—	8.4	(2)

					64.2	65.2

Synergy HomeCare Franchising, LLC and NP/Synergy Holdings, LLC(18)	Franchisor of private-pay home care for the elderly	First lien senior secured loan ($16.0 par due 4/2024)	8.35% (Libor + 5.75%/Q)	4/2/2018	16.0	16.0	(2)(14)
		Common units (550 units)		4/2/2018	0.6	0.7

					16.6	16.7

Teligent, Inc.(18)	Pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products	Second lien senior secured loan ($18.8 par due 6/2024)	11.35% (Libor + 7.75% Cash, 1.00% PIK/Q)	12/13/2018	18.8	18.7	(2)(14)
		Second lien senior secured loan ($46.8 par due 6/2024)	11.25% PIK (Libor + 8.75%/Q)	12/13/2018	46.8	46.3	(2)(14)

					65.6	65.0

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TerSera Therapeutics LLC	Acquirer and developer of specialty therapeutic pharmaceutical products	First lien senior secured loan ($1.1 par due 3/2024)	7.85% (Libor + 5.25%/Q)	7/12/2018	1.1	1.1	(2)(14)
		First lien senior secured loan ($1.1 par due 3/2024)	7.85% (Libor + 5.25%/Q)	7/12/2018	1.1	1.1	(2)(14)
		First lien senior secured loan ($2.2 par due 3/2024)	7.85% (Libor + 5.25%/Q)	7/12/2018	2.2	2.2	(2)(14)
		First lien senior secured loan ($2.1 par due 3/2023)	7.85% (Libor + 5.25%/Q)	9/27/2018	2.1	2.1	(2)(14)
		First lien senior secured loan ($5.2 par due 3/2023)	7.85% (Libor + 5.25%/Q)	5/3/2017	5.2	5.2	(4)(14)

					11.7	11.7

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($71.8 par due 6/2025)	9.75% (Libor + 7.25%/M)	6/16/2017	71.0	71.1	(2)(14)

United Digestive MSO Parent, LLC(18)	Gastroenterology physician group	First lien senior secured loan ($12.6 par due 12/2024)	7.24% (Libor + 4.50%/Q)	12/14/2018	12.6	12.4	(2)(14)

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(18)	Operator of urgent care clinics	Preferred units (7,696,613 units)		6/11/2015	7.7	5.4
		Series A common units (2,000,000 units)		6/11/2015	2.0	—
		Series C common units (5,288,427 units)		6/11/2015	—	—

					9.7	5.4

Urology Management Associates, LLC and JWC/UMA Holdings, L.P.	Urology private practice	First lien senior secured loan ($9.8 par due 8/2024)	7.50% (Libor + 5.00%/M)	8/31/2018	9.7	9.8	(2)(14)
		Limited partnership interests (3.64% interest)		8/31/2018	4.8	5.0	(2)

					14.5	14.8

Verscend Holding Corp.(18)	Healthcare analytics solutions provider	First lien senior secured loan ($67.1 par due 8/2025)	7.00% (Libor + 4.50%/M)	8/27/2018	66.6	66.4	(2)(14)

VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Preferred shares (40,662 shares)	8.00% PIK	12/21/2015	0.3	0.5	(8)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
West Dermatology, LLC(18)	Dermatology practice platform	First lien senior secured revolving loan ($0.8 par due 4/2022)	8.30% (Libor + 5.50%/Q)	2/8/2018	0.8	0.8	(2)(14)
		First lien senior secured revolving loan ($0.6 par due 4/2022)	8.13% (Libor + 5.50%/Q)	2/8/2018	0.6	0.6	(2)(14)
		First lien senior secured revolving loan ($3.7 par due 4/2022)	8.11% (Libor + 5.50%/Q)	2/8/2018	3.7	3.7	(2)(14)
		First lien senior secured loan ($0.9 par due 4/2023)	8.28% (Libor + 5.50%/Q)	4/2/2018	0.9	0.9	(2)(14)
		First lien senior secured loan ($1.3 par due 4/2023)	8.13% (Libor + 5.50%/Q)	4/2/2018	1.3	1.3	(2)(14)
		First lien senior secured loan ($0.8 par due 4/2023)	8.10% (Libor + 5.50%/Q)	4/2/2018	0.8	0.8	(2)(14)
		First lien senior secured loan ($5.7 par due 4/2023)	8.11% (Libor + 5.50%/Q)	4/2/2018	5.7	5.7	(2)(14)
		First lien senior secured loan ($0.8 par due 4/2023)	8.29% (Libor + 5.50%/Q)	9/5/2018	0.8	0.8	(2)(14)
		First lien senior secured loan ($0.1 par due 4/2023)	8.25% (Libor + 5.50%/Q)	9/5/2018	0.1	0.1	(2)(14)
		First lien senior secured loan ($1.3 par due 4/2023)	8.13% (Libor + 5.50%/Q)	9/5/2018	1.3	1.3	(2)(14)
		First lien senior secured loan ($0.2 par due 4/2023)	8.11% (Libor + 5.50%/Q)	9/5/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($2.9 par due 4/2023)	8.11% (Libor + 5.50%/Q)	9/5/2018	2.9	2.9	(2)(14)
		First lien senior secured loan ($7.6 par due 4/2023)	8.11% (Libor + 5.50%/Q)	4/2/2018	7.6	7.6	(2)(14)

					26.7	26.7

WIRB—Copernicus Group, Inc.(18)	Provider of regulatory, ethical, and safety review services for clinical research involving human subjects	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

					3,070.2	2,894.3		39.44%

Business Services

Accommodations Plus Technologies LLC and Accommodations Plus Technologies Holdings LLC(18)	Provider of outsourced crew accommodations and logistics management solutions to the airline industry	Class A common units (236,358 units)		5/11/2018	4.5	6.5

Achilles Acquisition LLC(18)	Benefits broker and outsourced workflow automation platform provider for brokers	First lien senior secured loan ($16.7 par due 10/2025)	6.50% (Libor + 4.00%/M)	10/11/2018	16.7	16.7	(2)(14)
		First lien senior secured loan ($21.4 par due 10/2025)	6.50% (Libor + 4.00%/M)	10/11/2018	21.4	21.3	(2)(14)

					38.1	38.0

Alera Group Intermediate Holdings, Inc.(18)	Insurance service provider	Second lien senior secured loan ($26.2 par due 3/2026)	11.00% (Libor + 8.50%/M)	3/5/2019	26.2	25.9	(2)(14)

Apptio, Inc.(18)	Provider of cloud-based technology business management solutions	First lien senior secured loan ($50.8 par due 1/2025)	9.74% (Libor + 7.25%/M)	1/10/2019	50.8	50.3	(2)(14)

Avetta, LLC(18)	Supply chain risk management SaaS platform for global enterprise clients	First lien senior secured loan ($51.8 par due 4/2024)	7.98% (Libor + 5.50%/M)	4/10/2018	51.8	51.8	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Blue Campaigns Intermediate Holding Corp. and Elevate Parent, Inc. (dba EveryAction)(18)	Provider of fundraising and organizing efforts and digital services to non-profits and political campaigns	First lien senior secured loan ($27.5 par due 8/2023)	9.39% (Libor + 6.75%/Q)	8/20/2018	27.5	27.5	(2)(14)
		Series A preferred stock (150,000 shares)		9/26/2018	1.5	1.7

					29.0	29.2

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

Chesapeake Research Review, LLC and Schulman Associates Institutional Review Board, Inc.(18)	Provider of central institutional review boards over clinical trials	First lien senior secured loan ($3.8 par due 11/2023)	8.35% (Libor + 5.75%/Q)	2/28/2019	3.8	3.8	(2)(14)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon Incorporated(18)	Software solutions provider to the ready-mix concrete industry	First lien senior secured revolving loan ($4.1 par due 9/2022)	9.50% (Base Rate + 4.00%/M)	9/1/2017	4.1	4.0	(2)(14)(17)
		First lien senior secured loan ($20.3 par due 9/2023)	7.49% (Libor + 5.00%/M)	9/1/2017	20.3	19.7	(2)(14)
		Second lien senior secured loan ($33.8 par due 3/2024)	11.49% (Libor + 9.00%/M)	9/1/2017	33.8	31.7	(2)(14)

					58.2	55.4

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.3	2.2	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.4	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.1	2.9

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.8 par due 4/2018)		12/19/2014	1.3	—	(2)(13)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.3	—

Display Holding Company, Inc., Saldon Holdings, Inc. and Fastsigns Holdings Inc.(18)	Provider of visual communications solutions	First lien senior secured revolving loan ($0.1 par due 3/2024)	9.25% (Base Rate + 3.75%/Q)	3/13/2019	0.1	0.1	(2)(14)
		First lien senior secured loan ($16.4 par due 3/2025)	7.25% (Libor + 4.75%/M)	3/13/2019	16.4	16.3	(2)(14)
		Common units (600 units)		3/13/2019	0.6	0.6	(2)

					17.1	17.0

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Doxim Inc.(8)(18)	Enterprise content management provider	First lien senior secured loan ($0.6 par due 2/2024)	8.48% (Libor + 6.00%/M)	2/28/2018	0.6	0.6	(2)(11)(14)
		First lien senior secured loan ($4.2 par due 2/2024)	8.61% (Libor + 6.00%/Q)	2/28/2018	4.2	4.2	(2)(11)(14)
		First lien senior secured loan ($10.2 par due 2/2024)	8.60% (Libor + 6.00%/Q)	2/28/2018	10.1	10.2	(2)(11)(14)

					14.9	15.0

DRB Holdings, LLC(18)	Provider of integrated technology solutions to car wash operators	First lien senior secured revolving loan ($3.3 par due 10/2023)	8.61% (Libor + 6.00%/Q)	10/6/2017	3.3	3.3	(2)(14)
		First lien senior secured revolving loan ($2.0 par due 10/2023)	10.50% (Base Rate + 5.00%/S)	10/6/2017	2.0	2.0	(2)(14)
		First lien senior secured loan ($23.7 par due 10/2023)	8.60% (Libor + 6.00%/Q)	10/6/2017	23.7	23.7	(3)(14)

					29.0	29.0

DTI Holdco, Inc. and OPE DTI Holdings, Inc.(18)	Provider of legal process outsourcing and managed services	First lien senior secured revolving loan ($0.9 par due 9/2021)	7.00% (Libor + 4.50%/M)	9/23/2016	0.9	0.9	(2)(14)
		First lien senior secured revolving loan ($1.3 par due 9/2021)	6.99% (Libor + 4.50%/M)	9/23/2016	1.3	1.3	(2)(14)
		Class A common stock (7,500 shares)		8/19/2014	7.5	7.4	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					9.7	9.6

Emergency Communications Network, LLC(18)	Provider of mission critical emergency mass notification solutions	First lien senior secured loan ($25.1 par due 6/2023)	8.75% (Libor + 6.25%/M)	6/1/2017	24.9	24.1	(2)(14)
		First lien senior secured loan ($19.7 par due 6/2023)	8.75% (Libor + 6.25%/M)	6/1/2017	19.6	18.9	(4)(14)

					44.5	43.0

Entertainment Partners, LLC and Entertainment Partners Canada Inc.(18)	Provider of entertainment workforce and production management solutions	First lien senior secured loan ($2.7 par due 5/2022)	7.47% (CIBOR + 5.50%/M)	5/8/2017	2.6	2.6	(2)(8)(14)
		First lien senior secured loan ($1.0 par due 5/2022)	7.69% (CIBOR + 5.50%/Q)	5/8/2017	0.9	0.9	(2)(8)(14)
		First lien senior secured loan ($2.7 par due 5/2022)	7.85% (CIBOR + 5.50%/S)	5/8/2017	2.6	2.6	(2)(8)(14)
		First lien senior secured loan ($21.8 par due 5/2023)	8.25% (Libor + 5.75%/M)	5/8/2017	21.8	21.8	(3)(14)
		First lien senior secured loan ($26.4 par due 5/2023)	8.49% (Libor + 5.75%/Q)	5/8/2017	26.4	26.4	(3)(14)
		First lien senior secured loan ($26.4 par due 5/2023)	8.59% (Libor + 5.75%/Q)	5/8/2017	26.4	26.4	(3)(14)

					80.7	80.7

Episerver Inc. and Goldcup 17308 AB(18)	Provider of web content management and digital commerce solutions	First lien senior secured loan ($27.7 par due 10/2024)	8.25% (Libor + 5.75%/M)	10/9/2018	27.7	27.4	(2)(14)
		First lien senior secured loan ($6.1 par due 10/2024)	8.61% (EURIBOR + 6.00%/Q)	3/22/2019	6.1	6.1	(2)(8)(14)

					33.8	33.5

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Foundation Risk Partners, Corp.(18)	Full service independent insurance agency	First lien senior secured revolving loan ($3.6 par due 11/2023)	7.35% (Libor + 4.75%/Q)	11/10/2017	3.6	3.6	(2)(14)
		First lien senior secured loan ($22.2 par due 11/2023)	7.35% (Libor + 4.75%/Q)	11/10/2017	22.2	22.2	(3)(14)
		Second lien senior secured loan ($6.3 par due 11/2024)	11.20% (Libor + 8.50%/Q)	8/9/2018	6.3	6.3	(2)(14)
		Second lien senior secured loan ($15.4 par due 11/2024)	11.10% (Libor + 8.50%/Q)	8/9/2018	15.4	15.4	(2)(14)
		Second lien senior secured loan ($19.1 par due 11/2024)	11.10% (Libor + 8.50%/Q)	8/9/2018	19.1	19.1	(2)(14)
		Second lien senior secured loan ($27.5 par due 11/2024)	11.10% (Libor + 8.50%/Q)	11/10/2017	27.5	27.5	(2)(14)

					94.1	94.1

Genesis Acquisition Co. and Genesis Holding Co.(18)	Child care management software and services provider	First lien senior secured loan ($5.5 par due 7/2024)	6.60% (Libor + 4.00%/Q)	7/31/2018	5.5	5.5	(2)(14)
		Second lien senior secured loan ($25.8 par due 7/2025)	10.24% (Libor + 7.50%/Q)	7/31/2018	25.8	25.8	(2)(14)
		Class A common stock (8 shares)		7/31/2018	0.8	0.8	(2)

					32.1	32.1

GTCR-Ultra Holdings III, LLC and GTCR-Ultra Holdings LLC(18)	Provider of payment processing and merchant acquiring solutions	First lien senior secured loan ($6.5 par due 8/2024)	7.75% (Libor + 5.25%/M)	8/1/2017	6.5	6.5	(2)(14)
		Class A-2 units (911 units)		8/1/2017	0.9	1.3	(2)
		Class B units (2,878,372 units)		8/1/2017	—	—	(2)

					7.4	7.8

HAI Acquisition Corporation and Aloha Topco, LLC(18)	Professional employer organization offering human resources, compliance and risk management services	First lien senior secured loan ($66.0 par due 11/2024)	8.74% (Libor + 6.00%/Q)	11/1/2017	66.0	66.0	(3)(14)
		Class A units (16,980 units)		11/1/2017	1.7	2.1	(2)

					67.7	68.1

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Implementation Management Assistance, LLC(18)	Revenue cycle consulting firm to the healthcare industry	First lien senior secured revolving loan ($10.3 par due 12/2023)	7.10% (Libor + 4.50%/Q)	12/13/2017	10.3	10.1	(2)(14)
		First lien senior secured loan ($16.9 par due 12/2023)	7.10% (Libor + 4.50%/Q)	12/13/2017	16.9	16.6	(2)(14)

					27.2	26.7

Infinite Electronics, Inc.(18)	Manufacturer and distributor of radio frequency and microwave electronic components	First lien senior secured revolving loan	—	7/2/2018	—	—	(16)
		First lien senior secured loan ($10.3 par due 7/2025)	6.50% (Libor + 4.00%/M)	7/2/2018	10.3	10.3	(2)(14)

					10.3	10.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infogix, Inc. and Infogix Parent Corporation(18)	Enterprise data analytics and integrity software solutions provider	Series A preferred stock (2,475 shares)	9.00% PIK	1/3/2017	2.5	2.5
		Common stock (1,297,768 shares)		1/3/2017	—	—

					2.5	2.5

Inmar, Inc.	Technology-driven solutions provider for retailers, wholesalers and manufacturers	First lien senior secured loan ($26.8 par due 5/2024)	6.60% (Libor + 4.00%/Q)	1/31/2019	25.4	25.4	(2)(14)
		Second lien senior secured loan ($28.3 par due 5/2025)	10.60% (Libor + 8.00%/Q)	4/25/2017	28.0	27.4	(2)(14)

					53.4	52.8

InterVision Systems, LLC and InterVision Holdings, LLC	Provider of cloud based IT solutions, infrastructure and services	First lien senior secured loan ($16.4 par due 5/2022)	10.26% (Libor + 7.77%/M)	5/31/2017	16.4	15.5	(2)(14)
		First lien senior secured loan ($24.7 par due 5/2022)	10.97% (Libor + 8.47%/M)	5/31/2017	24.7	23.5	(2)(14)
		First lien senior secured loan ($10.0 par due 5/2022)	10.97% (Libor + 8.47%/M)	5/31/2017	10.0	9.5	(4)(14)
		Class A membership units (1,000 units)		5/31/2017	1.0	0.4

					52.1	48.9

Invoice Cloud, Inc.(18)	Provider of electronic payment processing solutions	First lien senior secured loan ($32.4 par due 2/2024)	9.20% (Libor + 6.50%/Q)	2/11/2019	32.4	32.1	(2)(14)

iParadigms Holdings, LLC	Anti-plagiarism software provider to the education market	Second lien senior secured loan ($32.5 par due 7/2022)	9.85% (Libor + 7.25%/Q)	1/3/2017	32.1	32.5	(2)(14)

iPipeline, Inc., Internet Pipeline, Inc., iPipeline Limited and iPipeline Holdings, Inc.(18)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($11.4 par due 8/2022)	7.25% (Libor + 4.75%/M)	12/18/2017	11.7	11.4	(2)(8)(14)
		First lien senior secured loan ($7.4 par due 8/2022)	7.25% (Libor + 4.75%/M)	6/15/2017	7.4	7.4	(4)(14)
		First lien senior secured loan ($5.0 par due 8/2022)	7.25% (Libor + 4.75%/M)	9/15/2017	5.0	5.0	(4)(14)
		First lien senior secured loan ($16.2 par due 8/2022)	7.25% (Libor + 4.75%/M)	8/4/2015	16.2	16.2	(3)(14)
		First lien senior secured loan ($14.5 par due 8/2022)	7.25% (Libor + 4.75%/M)	8/4/2015	14.5	14.5	(4)(14)
		Preferred stock (1,100 shares)		8/4/2015	1.1	5.2	(2)
		Common stock (668,781 shares)		8/4/2015	—	0.1	(2)

					55.9	59.8

IRI Holdings, Inc., IRI Group Holdings, Inc. and IRI Parent, L.P.	Market research company focused on the consumer packaged goods industry	First lien senior secured loan ($31.6 par due 11/2025)	7.13% (Libor + 4.50%/Q)	11/30/2018	31.3	30.9	(2)(14)
		First lien senior secured loan ($34.9 par due 11/2025)	7.13% (Libor + 4.50%/Q)	11/30/2018	34.6	34.2	(3)(14)
		Second lien senior secured loan ($86.8 par due 11/2026)	10.63% (Libor + 8.00%/Q)	11/30/2018	85.3	85.1	(2)(14)
		Series A-1 preferred shares (46,900 shares)	13.39% PIK (Libor + 10.79%)	11/30/2018	48.3	49.0	(2)(14)
		Class A-1 common units (90,500 units)		11/30/2018	9.1	9.1	(2)

					208.6	208.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Kaufman, Hall & Associates, LLC(18)	Provider of specialty advisory services and software solutions to the healthcare market	First lien senior secured revolving loan ($0.5 par due 11/2023)	7.49% (Libor + 5.00%/M)	11/9/2018	0.5	0.5	(2)(14)
		First lien senior secured loan ($5.5 par due 5/2025)	7.74% (Libor + 5.25%/M)	11/9/2018	5.5	5.4	(2)(14)
		First lien senior secured loan ($8.2 par due 5/2025)	7.74% (Libor + 5.25%/M)	11/9/2018	8.2	8.1	(4)(14)
		First lien senior secured loan ($4.5 par due 5/2025)	7.93% (Libor + 5.25%/S)	11/9/2018	4.5	4.5	(2)(14)
		First lien senior secured loan ($6.8 par due 5/2025)	7.93% (Libor + 5.25%/S)	11/9/2018	6.8	6.7	(4)(14)

					25.5	25.2

Labstat International Inc.(8)(18)	Lab testing services for nicotine containing products	First lien senior secured loan ($5.2 par due 6/2024)	8.27% (CIBOR + 6.25%/Q)	10/19/2018	5.2	5.1	(2)(14)
		First lien senior secured loan ($19.9 par due 6/2024)	8.27% (CIBOR + 6.25%/Q)	6/25/2018	19.6	19.6	(2)(14)

					24.8	24.7

LLSC Holdings Corporation (dba Lawrence Merchandising Services)(7)	Marketing services provider	Series A preferred stock (9,000 shares)		1/3/2017	1.8	0.4
		Common stock (1,000 shares)		1/3/2017	—	—

					1.8	0.4

Masergy Holdings, Inc.(18)	Provider of software-defined solutions for enterprise global networks, cyber security, and cloud communications	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Ministry Brands, LLC and MB Parent HoldCo, L.P. (dba Community Brands)(18)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($4.9 par due 12/2022)	6.50% (Libor + 4.00%/M)	8/22/2017	4.9	4.9	(2)(14)
		First lien senior secured loan ($10.5 par due 12/2022)	6.50% (Libor + 4.00%/M)	4/6/2017	10.5	10.5	(2)(14)
		First lien senior secured loan ($14.5 par due 12/2022)	6.50% (Libor + 4.00%/M)	4/6/2017	14.4	14.5	(2)(14)
		Second lien senior secured loan ($16.6 par due 6/2023)	11.88% (Libor + 9.25%/Q)	12/2/2016	16.6	16.6	(2)(14)
		Second lien senior secured loan ($2.5 par due 6/2023)	11.88% (Libor + 9.25%/Q)	8/22/2017	2.5	2.5	(2)(14)
		Second lien senior secured loan ($15.4 par due 6/2023)	11.88% (Libor + 9.25%/Q)	8/22/2017	15.4	15.4	(2)(14)
		Second lien senior secured loan ($4.7 par due 6/2023)	11.88% (Libor + 9.25%/Q)	4/6/2017	4.7	4.7	(2)(14)
		Second lien senior secured loan ($0.2 par due 6/2023)	10.50% (Libor + 8.00%/M)	4/18/2018	0.2	0.2	(2)(14)
		Second lien senior secured loan ($2.2 par due 6/2023)	10.50% (Libor + 8.00%/M)	4/18/2018	2.2	2.2	(2)(14)
		Second lien senior secured loan ($7.0 par due 6/2023)	10.63% (Libor + 8.00%/Q)	4/18/2018	7.0	7.0	(2)(14)
		Second lien senior secured loan ($0.8 par due 6/2023)	10.63% (Libor + 8.00%/Q)	4/18/2018	0.8	0.8	(2)(14)
		Second lien senior secured loan ($9.2 par due 6/2023)	11.88% (Libor + 9.25%/Q)	4/6/2017	9.2	9.2	(2)(14)
		Second lien senior secured loan ($38.6 par due 6/2023)	10.63% (Libor + 8.00%/Q)	4/18/2018	38.6	38.6	(2)(14)
		Second lien senior secured loan ($75.0 par due 6/2023)	11.88% (Libor + 9.25%/Q)	12/2/2016	74.5	75.0	(2)(14)
		Second lien senior secured loan ($15.0 par due 6/2023)	11.88% (Libor + 9.25%/Q)	12/2/2016	14.9	15.0	(3)(14)
		Class A units (500,000 units)		12/2/2016	5.0	6.4	(2)

					221.4	223.5

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MVL Group, Inc.(7)	Marketing research provider	Common stock (560,716 shares)		4/1/2010	—	—	(2)

NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	11.35% (Libor + 8.75%/Q)	6/1/2015	24.1	24.1	(2)(14)
		Second lien senior secured loan ($7.0 par due 12/2021)	11.35% (Libor + 8.75%/Q)	6/1/2015	7.0	7.0	(2)(14)

					31.1	31.1

Novetta Solutions, LLC	Provider of advanced analytics solutions for the government, defense and commercial industries	First lien senior secured loan ($8.6 par due 10/2022)	7.50% (Libor + 5.00%/M)	1/3/2017	8.4	8.3	(4)(14)
		Second lien senior secured loan ($31.0 par due 10/2023)	11.00% (Libor + 8.50%/M)	1/3/2017	29.1	28.5	(2)(14)

					37.5	36.8

NSM Insurance Group, LLC	Insurance program administrator	First lien senior secured loan ($13.1 par due 5/2024)	7.10% (Libor + 4.50%/Q)	5/11/2018	13.1	13.1	(3)(14)

PayNearMe, Inc.	Electronic cash payment system provider	Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(2)

PDI TA Holdings, Inc., Peachtree Parent, Inc. and Insight PDI Holdings, LLC(18)	Provider of enterprise management software for the convenience retail and petroleum wholesale market	First lien senior secured loan ($55.0 par due 10/2024)	7.13% (Libor + 3.50%/Q)	3/19/2019	55.0	54.9	(2)(14)
		Second lien senior secured loan ($70.1 par due 10/2025)	11.13% (Libor + 8.50%/Q)	3/19/2019	70.1	70.0	(2)(14)
		Series A preferred shares (13,656 shares)	13.25% PIK	3/19/2019	13.4	13.7	(2)
		Class A units (1,942,225 units)		3/19/2019	1.9	1.9	(2)

					140.4	140.5

Perforce Software, Inc.(18)	Developer of software used for application development	First lien senior secured loan ($47.9 par due 12/2024)	9.00% (Base Rate + 3.50%/M)	2/8/2019	47.6	47.6	(2)(14)

PHL Investors, Inc., and PHL Holding Co.(7)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

PHNTM Holdings, Inc. and Planview Parent, Inc.	Provider of project and portfolio management software	Second lien senior secured loan ($62.0 par due 7/2023)	12.25% (Libor + 9.75%/M)	1/27/2017	61.4	62.0	(2)(14)
		Class A common shares (990 shares)		1/27/2017	1.0	1.8	(2)
		Class B common shares (168,329 shares)		1/27/2017	—	0.3	(2)

					62.4	64.1

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Production Resource Group, L.L.C.	Provider of rental equipment, labor, production management, scenery, and other products to various entertainment end-markets	First lien senior secured loan ($21.0 par due 8/2024)	9.65% (Libor + 7.00%/Q)	8/21/2018	21.0	20.2	(2)(14)
		First lien senior secured loan ($80.0 par due 8/2024)	9.65% (Libor + 7.00%/Q)	8/21/2018	80.0	76.8	(3)(14)

					101.0	97.0

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	Class A common shares (7,445 shares)		8/22/2016	7.4	10.7	(2)
		Class B common shares (1,841,609 shares)		8/22/2016	0.1	0.1	(2)

					7.5	10.8

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.2	(2)

SCM Insurance Services Inc.(18)	Provider of claims management, claims investigation & support and risk management solutions for the Canadian property and casualty insurance industry	First lien senior secured revolving loan ($4.1 par due 8/2022)	7.95% (Base Rate + 4.00%/Q)	8/29/2017	4.1	4.0	(2)(14)
		First lien senior secured loan ($20.2 par due 8/2024)	6.97% (CIBOR + 5.00%/M)	8/29/2017	21.2	19.5	(2)(8)(14)
		Second lien senior secured loan ($57.8 par due 3/2025)	10.97% (CIBOR + 9.00%/M)	8/29/2017	60.5	54.5	(2)(8)(14)

					85.8	78.0

Shift PPC LLC(18)	Digital solutions provider	First lien senior secured loan ($1.0 par due 12/2021)	7.00% (Libor + 4.50%/M)	12/22/2016	1.0	1.0	(2)(14)
		First lien senior secured loan ($1.0 par due 12/2021)	7.38% (Libor + 4.50%/S)	12/22/2016	1.0	1.0	(2)(14)

					2.0	2.0

SpareFoot, LLC(18)	PMS solutions and web services for the self-storage industry	First lien senior secured revolving loan ($0.3 par due 4/2023)	6.74% (Libor + 4.25%/M)	4/13/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($1.2 par due 4/2024)	6.74% (Libor + 4.25%/M)	8/31/2018	1.1	1.2	(2)(14)
		First lien senior secured loan ($4.7 par due 4/2024)	6.74% (Libor + 4.25%/M)	4/13/2018	4.6	4.7	(2)(14)
		First lien senior secured loan ($0.5 par due 4/2024)	6.75% (Libor + 4.25%/Q)	3/29/2019	0.5	0.5	(2)(14)
		Second lien senior secured loan ($4.2 par due 4/2025)	10.75% (Libor + 8.25%/M)	8/31/2018	4.1	4.2	(2)(14)
		Second lien senior secured loan ($6.1 par due 4/2025)	10.75% (Libor + 8.25%/M)	4/13/2018	6.0	6.1	(2)(14)

					16.6	17.0

Sparta Systems, Inc., Project Silverback Holdings Corp. and Silverback Holdings, Inc.(18)	Quality management software provider	Second lien senior secured loan ($20.0 par due 8/2025)	10.75% (Libor + 8.25%/M)	8/21/2017	19.7	16.8	(2)(14)
		Series B preferred shares (10,084 shares)		8/21/2017	1.1	—

					20.8	16.8

Telestream Holdings Corporation(18)	Provider of digital video tools and workflow solutions to the media and entertainment industries	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TU BidCo, Inc.(18)	Provider of outsourced customer service management solutions and back-office support services to e-commerce, software and tech-enabled services industries	First lien senior secured revolving loan	—	10/1/2018	—	—	(16)
		First lien senior secured loan ($18.0 par due 10/2023)	6.50% (Libor + 4.00%/M)	10/1/2018	18.0	17.9	(3)(14)

					18.0	17.9

UL Holding Co., LLC(6)	Provider of collection and landfill avoidance solutions for food waste and unsold food products	Senior subordinated loan ($3.2 par due 5/2020)	10.00% PIK	4/30/2012	1.2	3.2	(2)
		Senior subordinated loan ($0.4 par due 5/2020)		4/30/2012	0.2	0.4	(2)
		Senior subordinated loan ($6.9 par due 5/2020)	10.00% PIK	4/30/2012	2.6	6.9	(2)
		Senior subordinated loan ($0.5 par due 5/2020)		4/30/2012	0.2	0.5	(2)
		Senior subordinated loan ($27.7 par due 5/2020)	10.00% PIK	4/30/2012	10.6	27.7	(2)
		Senior subordinated loan ($3.8 par due 5/2020)		4/30/2012	1.4	3.8	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	0.2	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	0.1	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					23.7	42.8

Unison Software, Inc. (fka Compusearch Software Systems, Inc.)	Provider of enterprise software and services for organizations in the public sector	Second lien senior secured loan ($51.0 par due 11/2021)	11.44% (Libor + 8.75%/Q)	1/3/2017	51.0	51.0	(3)(14)

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	3.6

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Visual Edge Technology, Inc.(18)	Provider of outsourced office solutions with a focus on printer and copier equipment and other parts and supplies	First lien senior secured loan ($6.0 par due 8/2022)	8.24% (Libor + 5.75%/M)	8/31/2017	6.0	6.0	(2)(14)
		First lien senior secured loan ($3.4 par due 8/2022)	8.25% (Libor + 5.75%/M)	8/31/2017	3.4	3.4	(2)(14)
		First lien senior secured loan ($6.2 par due 8/2022)	8.25% (Libor + 5.75%/M)	8/31/2017	6.2	6.2	(2)(14)
		First lien senior secured loan ($16.7 par due 8/2022)	8.25% (Libor + 5.75%/M)	8/31/2017	16.6	16.7	(2)(14)
		Senior subordinated loan ($57.7 par due 9/2024)	12.50% PIK	8/31/2017	54.5	54.2	(2)
		Warrant to purchase up to 1,961,452 shares of preferred stock (expires 8/2027)		8/31/2017	3.9	3.9	(2)
		Warrant to purchase up to 1,720,432 shares of common stock (expires 8/2027)		8/31/2017	—	—	(2)

					90.6	90.4

VRC Companies, LLC(18)	Provider of records and information management services	First lien senior secured revolving loan ($0.8 par due 3/2022)	9.00% (Libor + 6.50%/M)	4/17/2017	0.8	0.8	(2)(14)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	11.00% (Base Rate + 5.50%/Q)	4/17/2017	0.2	0.2	(2)(14)
		First lien senior secured loan ($0.2 par due 3/2023)	9.00% (Libor + 6.50%/M)	1/29/2019	0.2	0.2	(2)(14)
		First lien senior secured loan ($1.6 par due 3/2023)	9.00% (Libor + 6.50%/M)	1/29/2019	1.6	1.6	(2)(14)
		First lien senior secured loan ($9.1 par due 3/2023)	9.00% (Libor + 6.50%/M)	3/31/2017	9.1	9.1	(2)(14)

					11.9	11.9

WorldPay Group PLC(8)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—	(21)

Worldwide Facilities, LLC(18)	Specialty insurance wholesale broker	First lien senior secured revolving loan ($0.4 par due 4/2024)	6.75% (Libor + 4.25%/M)	5/3/2018	0.4	0.4	(2)(14)

XIFIN, Inc.(18)	Revenue cycle management provider to labs	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Zywave, Inc.(18)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	First lien senior secured revolving loan ($6.3 par due 11/2022)	7.50% (Libor + 5.00%/M)	11/17/2016	6.3	6.3	(2)(14)
		Second lien senior secured loan ($27.0 par due 11/2023)	11.49% (Libor + 9.00%/M)	11/17/2016	27.0	27.0	(2)(14)

					33.3	33.3

					2,249.5	2,247.8		30.63%

Consumer Products

Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($56.8 par due 3/2024)	11.50% (Libor + 9.00%/M)	9/6/2016	56.7	55.1	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods	Preferred stock (2,009 shares)		1/3/2017	—	0.2
		Common stock (6,566,655 shares)		1/3/2017	—	—

					—	0.2

CB Trestles OpCo, LLC(18)	Apparel retailer	First lien senior secured revolving loan ($4.0 par due 10/2024)	8.45% (Libor + 5.75%/Q)	10/26/2018	4.0	4.0	(2)(14)
		First lien senior secured loan ($26.5 par due 10/2024)	8.51% (Libor + 5.75%/S)	10/26/2018	26.5	26.2	(3)(14)

					30.5	30.2

Centric Brands Inc. (fka Differential Brands Group Inc.)(8)	Designer, marketer and distributor of licensed and owned apparel	First lien senior secured loan ($58.7 par due 10/2023)	8.75% (Libor + 6.00%/Q)	10/29/2018	58.7	58.1	(3)(14)
		Common stock (3,077,875 shares)		10/29/2018	24.6	24.6	(2)

					83.3	82.7

Consumer Health Parent LLC	Developer and marketer of over-the-counter cold remedy products	Preferred units (1,072 units)		12/15/2017	1.1	0.3	(2)
		Series A common units (1,072 units)		12/15/2017	—	—	(2)

					1.1	0.3

Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Common units (421 units)		4/24/2014	4.2	0.2	(2)

Implus Footcare, LLC	Provider of footwear and other accessories	First lien senior secured loan ($14.1 par due 4/2021)	9.35% (Libor + 6.75%/Q)	6/1/2017	14.1	14.1	(2)(14)
		First lien senior secured loan ($5.0 par due 4/2021)	9.35% (Libor + 6.75%/Q)	7/17/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($64.8 par due 4/2021)	9.35% (Libor + 6.75%/Q)	6/1/2017	64.8	64.8	(2)(14)
		First lien senior secured loan ($30.7 par due 4/2021)	9.35% (Libor + 6.75%/Q)	6/1/2017	30.7	30.7	(4)(14)
		First lien senior secured loan ($0.2 par due 4/2021)	9.38% (Libor + 6.75%/Q)	6/30/2016	0.2	0.2	(2)(14)

					114.8	114.8

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	First lien senior secured loan ($10.0 par due 5/2021)	6.83% (Libor + 4.25%/Q)	1/22/2018	7.4	6.1	(2)(14)
		Second lien senior secured loan ($80.0 par due 11/2021)		5/1/2014	66.7	15.0	(2)(13)

					74.1	21.1

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($56.0 par due 6/2021)	10.08% (Libor + 7.34%/Q)	12/23/2014	55.9	56.0	(3)(14)
		Second lien senior secured loan ($10.0 par due 6/2021)	10.08% (Libor + 7.34%/Q)	12/23/2014	10.0	10.0	(4)(14)
		Common stock (30,000 shares)		12/23/2014	3.0	6.3	(2)

					68.9	72.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Rug Doctor, LLC and RD Holdco Inc.(7)	Manufacturer and marketer of carpet cleaning machines	Second lien senior secured loan ($16.9 par due 10/2019)	12.43% (Libor + 9.75%/S)	1/3/2017	16.9	16.9	(2)(14)
		Common stock (458,596 shares)		1/3/2017	14.0	4.4
		Warrant to purchase up to 56,372 shares of common stock (expires 12/2023)		1/3/2017	—	—

					30.9	21.3

S Toys Holdings LLC (fka The Step2 Company, LLC)(7)	Toy manufacturer	Common units (1,116,879 units)		4/1/2011	—	0.3
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	0.3

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	11.24% (Libor + 8.50%/Q)	10/27/2015	98.6	92.0	(2)(14)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(6)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	13.78% (Libor + 11.00%/Q)	4/22/2015	89.4	77.8	(2)(14)
		Class A preferred units (50,000 units)		3/14/2014	5.0	0.4	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	0.4	(2)

					99.4	78.6

Singer Sewing Company, SVP-Singer Holdings, LLC and SVP-Singer Holdings LP(7)(18)	Manufacturer of consumer sewing machines	First lien senior secured revolving loan ($2.0 par due 3/2023)	11.49% (Libor + 9.00%/Q)	7/26/2017	2.0	2.0	(2)(14)(17)
		First lien senior secured revolving loan ($1.0 par due 3/2023)	11.58% (Libor + 9.00%/Q)	7/26/2017	1.0	1.0	(2)(14)(17)
		First lien senior secured revolving loan ($1.5 par due 3/2023)	11.57% (Libor + 9.00%/M)	7/26/2017	1.5	1.5	(2)(14)(17)
		First lien senior secured revolving loan ($71.9 par due 3/2023)	11.80% (Libor + 9.00%/Q)	7/26/2017	71.9	71.9	(2)(14)(17)
		First lien senior secured revolving loan ($3.5 par due 3/2023)	11.80% (Libor + 9.00%/Q)	7/26/2017	3.5	3.5	(2)(14)(17)
		First lien senior secured revolving loan ($2.0 par due 3/2023)	11.79% (Libor + 9.00%/Q)	7/26/2017	2.0	2.0	(2)(14)(17)
		First lien senior secured revolving loan ($1.0 par due 3/2023)	11.78% (Libor + 9.00%/Q)	7/26/2017	1.0	1.0	(2)(14)(17)
		First lien senior secured revolving loan ($1.5 par due 3/2023)	13.50% (Base Rate + 8.00%/M)	7/26/2017	1.5	1.5	(2)(14)(17)
		First lien senior secured loan ($184.0 par due 3/2023)	5.00% (Libor + 2.40%/Q)	7/26/2017	174.6	151.0	(2)(14)
		Class A common units (6,500,000 units)		7/26/2017	—	—	(2)

					259.0	235.4

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Touchstone Acquisition, Inc. and Touchstone Holding, L.P.(18)	Manufacturer of consumable products in the dental, medical, cosmetic and CPG/industrial end-markets	First lien senior secured loan ($41.2 par due 11/2025)	7.25% (Libor + 4.75%/M)	11/15/2018	41.2	40.7	(2)(14)
		Class A preferred units (2,149 units)	8.00% PIK	11/15/2018	2.2	2.2	(2)

					43.4	42.9

Varsity Brands Holding Co., Inc. and BCPE Hercules Holdings, LP	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($21.1 par due 12/2025)	10.75% (Libor + 8.25%/M)	7/30/2018	21.1	21.1	(2)(14)
		Second lien senior secured loan ($47.7 par due 12/2025)	10.75% (Libor + 8.25%/M)	12/15/2017	47.7	47.7	(2)(14)
		Second lien senior secured loan ($75.0 par due 12/2025)	10.75% (Libor + 8.25%/M)	12/15/2017	75.0	75.0	(3)(14)
		Class A units (1,400 units)		7/30/2018	1.4	1.5	(2)

					145.2	145.3

Woodstream Group, Inc. and Woodstream Corporation(18)	Pet products manufacturer	First lien senior secured loan ($2.7 par due 5/2022)	8.89% (Libor + 6.25%/Q)	6/21/2017	2.7	2.7	(4)(14)
		First lien senior secured loan ($4.4 par due 5/2022)	8.86% (Libor + 6.25%/Q)	6/21/2017	4.4	4.4	(4)(14)
		First lien senior secured loan ($4.6 par due 5/2022)	9.10% (Libor + 6.25%/S)	6/21/2017	4.6	4.6	(4)(14)
					11.7	11.7

					1,121.8	1,004.4		13.69%

Investment Funds and Vehicles

ACAS Equity Holdings Corporation(7)(8)	Investment company	Common stock (589 shares)		1/3/2017	0.4	0.4

Ares IIIR/IVR CLO Ltd.(8)(8)	Investment vehicle	Subordinated notes ($20.0 par due 4/2021)		1/3/2017	—	0.1

Blue Wolf Capital Fund II, L.P.(6)(8)	Investment partnership	Limited partnership interest (8.50% interest)		1/3/2017	1.6	2.5	(21)

Carlyle Global Market Strategies CLO 2015-3(8)	Investment vehicle	Subordinated notes ($24.6 par due 7/2028)	16.00%	1/3/2017	14.2	14.0

CoLTs 2005-1 Ltd.(7)(8)	Investment vehicle	Preferred shares (360 shares)		1/3/2017	—	—

CoLTs 2005-2 Ltd.(7)(8)	Investment vehicle	Preferred shares (34,170,000 shares)		1/3/2017	—	—

CREST Exeter Street Solar 2004-1(8)	Investment vehicle	Preferred shares (3,500,000 shares)		1/3/2017	—	—

Eaton Vance CDO X plc(8)	Investment vehicle	Subordinated notes ($9.2 par due 2/2027)		1/3/2017	—	—

European Capital UK SME Debt LP(6)(8)(19)	Investment partnership	Limited partnership interest (45% interest)		1/3/2017	40.2	39.6

HCI Equity, LLC(7)(8)	Investment company	Member interest (100.00% interest)		4/1/2010	—	0.1	(21)

Herbert Park B.V.(8)	Investment vehicle	Subordinated notes ($6.0 par due 10/2026)		1/3/2017	0.9	—

OHA Credit Partners XI(8)	Investment vehicle	Subordinated notes ($17.8 par due 1/2032)	13.9%	1/3/2017	13.5	13.8

Partnership Capital Growth Fund I, L.P.(6)(8)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	—	(2)(21)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Partnership Capital Growth Investors III, L.P.(8)(19)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.5	4.2	(2)(21)

PCG-Ares Sidecar Investment II, L.P.(6)(8)(19)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6.7	16.8	(2)

PCG-Ares Sidecar Investment, L.P.(6)(8)(19)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	4.5	4.4	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(8)(19)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.4	1.5	(21)

Senior Direct Lending Program, LLC(7)(8)(20)	Co-investment vehicle	Subordinated certificates ($791.9 par due 12/2036)	10.6% (Libor + 8.00%/Q)(15)	7/27/2016	791.9	791.9
		Member interest (87.50% interest)		7/27/2016	—	—

					791.9	791.9

Vitesse CLO, Ltd.(8)	Investment vehicle	Preferred shares (20,000,000 shares)		1/3/2017	—	—

Voya CLO 2014-4 Ltd.(8)	Investment vehicle	Subordinated notes ($26.7 par due 7/2031)	12.5%	1/3/2017	14.2	14.6

VSC Investors LLC(8)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	0.9	(2)(21)

					892.3	904.8		12.33%

Financial Services

Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.	Insurance service provider	First lien senior secured loan ($10.8 par due 2/2025)	7.00% (Libor + 4.50%/M)	12/21/2018	10.8	10.5	(2)(14)
		First lien senior secured loan ($16.3 par due 2/2025)	7.00% (Libor + 4.50%/M)	12/21/2018	16.3	15.8	(2)(14)

					27.1	26.3

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	12.24% (Libor + 9.75%/M)	5/10/2012	28.0	28.0	(2)(14)

DFC Global Facility Borrower II LLC(8)(18)	Non-bank provider of alternative financial services	First lien senior secured revolving loan ($94.6 par due 9/2022)	13.24% (Libor + 10.75%/M)	9/27/2017	94.6	94.6	(2)(14)

Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.(6)	Debt collection services provider	Common stock (180 shares)		1/11/2017	—	—	(2)

Gordian Group, LLC	Provider of products, services and software to organizations pursuing efficient and effective procurement and information solutions	Common stock (526 shares)		11/30/2012	—	—	(2)

Ivy Hill Asset Management, L.P.(7)(8)	Asset management services	Member interest (100.00% interest)		6/15/2009	444.0	534.0

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(8)	Asset-backed financial services company	First lien senior secured loan ($16.0 par due 6/2017)		6/24/2014	14.2	8.5	(2)(13)

Joyce Lane Capital LLC and Joyce Lane Financing SPV LLC (fka Ciena Capital LLC)(7)(8)(18)	Specialty finance company	First lien senior secured loan ($0.8 par due 12/2022)	6.60% (Libor + 4.00%/Q)	12/27/2018	0.8	0.8	(2)
		Equity interests		11/29/2010	12.7	2.9	(2)

					13.5	3.7

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
LS DE LLC and LM LSQ Investors LLC(8)	Asset based lender	Senior subordinated loan ($3.0 par due 6/2021)	10.50%	6/15/2017	3.0	3.0	(2)
		Senior subordinated loan ($37.0 par due 3/2024)	10.50%	6/25/2015	37.0	37.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	5.0

					43.3	45.0

NM GRC HOLDCO, LLC(18)	Regulatory compliance services provider to financial institutions	First lien senior secured loan ($19.2 par due 2/2024)	8.60% (Libor + 6.00%/Q)	2/9/2018	19.2	19.2	(2)(14)
		First lien senior secured loan ($41.0 par due 2/2024)	8.60% (Libor + 6.00%/Q)	2/9/2018	40.7	41.0	(2)(14)

					59.9	60.2

Rialto Management Group, LLC(8)(18)	Investment and asset management platform focused on real estate	First lien senior secured loan ($1.0 par due 12/2024)	7.00% (Libor + 4.50%/M)	11/30/2018	1.0	1.0	(2)(14)

The Ultimus Group Midco, LLC, The Ultimus Group, LLC, and The Ultimus Group Aggregator, LP(18)	Provider of asset-servicing capabilities for fund managers	First lien senior secured loan ($15.7 par due 2/2026)	6.74% (Libor + 4.25%/M)	2/1/2019	15.7	15.6	(2)(14)
		First lien senior secured loan ($15.7 par due 2/2026)	6.74% (Libor + 4.25%/M)	2/1/2019	15.7	15.5	(2)(14)
		Class A units (245 units)		2/1/2019	0.2	0.2	(2)
		Class B units (245,194 units)		2/1/2019	—	—	(2)
		Class A units (1,102 units)		2/1/2019	1.1	1.1	(2)
		Class B units (1,825,805 units)		2/1/2019	—	—	(2)

					32.7	32.4

Vela Trading Technologies, LLC(18)	Provider of market data software and content to global financial services clients	First lien senior secured revolving loan ($0.5 par due 6/2022)	7.69% (Libor + 5.00%/Q)	2/8/2018	0.5	0.5	(2)(14)
		First lien senior secured loan ($4.9 par due 6/2022)	7.78% (Libor + 5.00%/Q)	4/17/2018	4.9	4.8	(2)(14)

					5.4	5.3

					763.7	839.0		11.43%

Other Services

1A Smart Start, LLC(18)	Provider of ignition interlock devices	First lien senior secured revolving loan ($0.9 par due 8/2020)	7.00% (Libor + 4.50%/M)	2/8/2018	0.9	0.9	(2)(17)

AMCP Clean Intermediate, LLC(18)	Provider of janitorial and facilities management services	First lien senior secured revolving loan	—	10/1/2018	—	—	(16)
		First lien senior secured loan ($13.8 par due 10/2024)	8.29% (Libor + 5.50%/Q)	1/4/2019	13.8	13.7	(2)(14)

					13.8	13.7

American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($70.8 par due 12/2022)	10.50% (Libor + 8.00%/M)	6/30/2014	70.5	69.3	(2)(14)

Capstone Logistics Acquisition, Inc.(18)	Outsourced supply chain solutions provider to operators of distribution centers	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(6)(18)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan	—	3/13/2014	—	—	(16)
		First lien senior secured loan ($11.8 par due 12/2021)	8.75% (Libor + 6.25%/M)	4/6/2017	11.8	11.8	(2)(14)
		First lien senior secured loan ($11.9 par due 12/2021)	8.75% (Libor + 6.25%/M)	6/12/2018	11.9	11.9	(2)(14)
		First lien senior secured loan ($10.1 par due 12/2021)	8.75% (Libor + 6.25%/M)	3/13/2014	10.1	10.1	(3)(14)
		First lien senior secured loan ($11.0 par due 12/2021)	8.75% (Libor + 6.25%/M)	3/13/2014	11.0	11.0	(2)(14)
		Class A preferred units (3,393,973 units)		3/13/2014	4.0	3.4	(2)
		Class B common units (377,108 units)		3/13/2014	0.4	1.3	(2)

					49.2	49.5

IMIA Holdings, Inc.(18)	Marine preservation maintenance company	First lien senior secured revolving loan	—	10/26/2018	—	—	(16)
		First lien senior secured loan ($2.8 par due 10/2024)	7.10% (Libor + 4.50%/Q)	10/26/2018	2.8	2.8	(2)(14)
		First lien senior secured loan ($18.0 par due 10/2024)	7.10% (Libor + 4.50%/Q)	10/26/2018	17.9	18.0	(3)(14)

					20.7	20.8

Magento, Inc.(18)	eCommerce platform provider for the retail industry	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Massage Envy, LLC and ME Equity LLC(18)	Franchisor in the massage industry	First lien senior secured loan ($0.5 par due 12/2024)	9.24% (Libor + 6.75%/M)	1/24/2018	0.5	0.5	(2)(14)
		First lien senior secured loan ($1.0 par due 12/2024)	9.24% (Libor + 6.75%/M)	1/24/2018	1.0	1.0	(2)(14)
		First lien senior secured loan ($0.3 par due 12/2024)	9.24% (Libor + 6.75%/M)	1/24/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($1.7 par due 12/2024)	9.25% (Libor + 6.75%/M)	1/24/2018	1.7	1.7	(2)(14)
		First lien senior secured loan ($0.4 par due 12/2024)	9.31% (Libor + 6.75%/Q)	1/24/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($1.5 par due 12/2024)	9.31% (Libor + 6.75%/Q)	1/24/2018	1.5	1.5	(2)(14)
		First lien senior secured loan ($2.4 par due 7/2020)	9.55% (Libor + 6.75%/Q)	7/20/2018	2.4	2.4	(2)(14)
		First lien senior secured loan ($0.4 par due 7/2020)	9.25% (Libor + 6.75%/M)	7/20/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($0.9 par due 7/2020)	9.23% (Libor + 6.75%/M)	7/20/2018	0.9	0.9	(2)(14)
		First lien senior secured loan ($0.2 par due 7/2020)	9.31% (Libor + 6.75%/Q)	7/20/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($0.6 par due 9/2020)	9.24% (Libor + 6.75%/M)	7/27/2017	0.6	0.6	(2)(14)
		First lien senior secured loan ($0.5 par due 9/2020)	9.24% (Libor + 6.75%/M)	7/27/2017	0.5	0.5	(2)(14)
		First lien senior secured loan ($0.3 par due 9/2020)	9.31% (Libor + 6.75%/Q)	7/27/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.3 par due 9/2020)	9.24% (Libor + 6.75%/M)	4/12/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.1 par due 9/2020)	9.31% (Libor + 6.75%/Q)	4/12/2017	0.1	0.1	(2)(14)
		First lien senior secured loan ($1.0 par due 9/2020)	9.23% (Libor + 6.75%/M)	4/12/2017	1.0	1.0	(2)(14)
		First lien senior secured loan ($38.0 par due 9/2020)	9.31% (Base Rate + 5.50%/Q)	9/27/2012	38.0	38.0	(3)(14)
		First lien senior secured loan ($18.5 par due 9/2020)	9.31% (Base Rate + 5.50%/Q)	9/27/2012	18.5	18.5	(4)(14)
		Common stock (3,000,000 shares)		9/27/2012	3.0	6.3	(2)

					71.6	74.9

Mckenzie Sports Products, LLC(18)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured revolving loan ($0.9 par due 9/2020)	6.25% (Libor + 3.75%/M)	9/18/2014	0.9	0.9	(2)(14)
		First lien senior secured revolving loan ($0.5 par due 9/2020)	10.25% (Base Rate + 4.75%/Q)	9/18/2014	0.5	0.5	(2)(14)
		First lien senior secured loan ($1.5 par due 9/2020)	8.25% (Libor + 5.75%/M)	9/18/2014	1.5	1.5	(3)(10)(14)
		First lien senior secured loan ($4.0 par due 9/2020)	8.25% (Libor + 5.75%/M)	9/18/2014	4.0	4.0	(3)(10)(14)
		First lien senior secured loan ($84.5 par due 9/2020)	8.25% (Libor + 5.75%/M)	9/18/2014	84.5	84.5	(3)(10)(14)

					91.4	91.4

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
MSHC, Inc.(18)	Heating, ventilation and air conditioning services provider	First lien senior secured revolving loan ($1.1 par due 7/2022)	6.74% (Libor + 4.25%/M)	7/31/2017	1.1	1.1	(2)(14)
		First lien senior secured revolving loan ($0.6 par due 7/2022)	8.75% (Base Rate + 3.25%/Q)	7/31/2017	0.6	0.6	(2)(14)
		First lien senior secured loan ($0.3 par due 7/2023)	7.03% (Libor + 4.25%/Q)	7/31/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.2 par due 7/2023)	6.85% (Libor + 4.25%/Q)	6/27/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($0.9 par due 7/2023)	6.85% (Libor + 4.25%/Q)	11/20/2018	0.9	0.9	(2)(14)
		Second lien senior secured loan ($2.8 par due 12/2025)	10.85% (Libor + 8.25%/Q)	11/20/2018	2.8	2.8	(2)(14)
		Second lien senior secured loan ($5.9 par due 12/2025)	11.03% (Libor + 8.25%/Q)	6/27/2018	5.9	5.9	(2)(14)
		Second lien senior secured loan ($7.9 par due 12/2025)	10.99% (Libor + 8.25%/Q)	6/27/2018	7.9	7.9	(2)(14)
		Second lien senior secured loan ($9.8 par due 12/2025)	10.88% (Libor + 8.25%/Q)	6/27/2018	9.8	9.8	(2)(14)
		Second lien senior secured loan ($2.7 par due 12/2025)	10.85% (Libor + 8.25%/Q)	6/27/2018	2.7	2.7	(2)(14)
		Second lien senior secured loan ($4.8 par due 12/2025)	10.85% (Libor + 8.25%/Q)	7/31/2017	4.8	4.8	(2)(14)
		Second lien senior secured loan ($46.0 par due 12/2025)	10.85% (Libor + 8.25%/Q)	7/31/2017	46.0	46.0	(2)(14)

					83.0	83.0

Research Now Group, LLC and Survey Sampling International, LLC	Provider of outsourced data collection to the market research industry	First lien senior secured loan ($57.4 par due 12/2024)	8.00% (Libor + 5.50%/M)	2/14/2019	56.5	56.8	(2)(14)

SecurAmerica, LLC, ERMC LLC, ERMC Of America, LLC, SecurAmerica Corporation, ERMC Aviation LLC, American Security Programs, Inc., USI LLC and Argenbright Holdings IV, LLC(18)	Provider of outsourced manned security guard services, outsourced facilities management and outsourced aviation services	First lien senior secured loan ($2.2 par due 12/2023)	9.25% (Libor + 6.75%/M)	12/21/2018	2.2	2.2	(2)(14)
		First lien senior secured loan ($26.0 par due 12/2023)	9.24% (Libor + 6.75%/M)	12/21/2018	26.0	25.8	(2)(14)

					28.2	28.0

Siteworx Holdings, LLC & Siteworx LLC(18)	Provider of design, web content management, eCommerce solutions and system integration	First lien senior secured revolving loan ($0.7 par due 1/2020)	6.75% (Base Rate + 1.25%/M)	2/16/2018	0.7	0.7	(14)
		First lien senior secured revolving loan ($0.7 par due 1/2020)	6.75% (Base Rate + 1.25%/M)	2/16/2018	0.7	0.7	(12)(14)
		First lien senior secured loan ($0.9 par due 1/2020)	5.50%	2/16/2018	0.9	0.9
		First lien senior secured loan ($0.9 par due 1/2020)	5.50%	2/16/2018	0.9	0.9	(12)

					3.2	3.2

SocialFlow, Inc.	Social media optimization platform provider	Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/13/2016	—	—	(2)

SoundCloud Limited(8)	Platform for receiving, sending, and distributing music	Common stock (73,422 shares)		8/15/2017	0.4	0.7	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($154.2 par due 5/2023)	10.14% (Libor + 7.50%/Q)	5/14/2013	154.2	152.6	(2)(14)

TDG Group Holding Company and TDG Co-Invest, LP(18)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	First lien senior secured revolving loan ($0.0 par due 5/2024)	8.00% (Libor + 5.50%/Q)	5/31/2018	—	—	(2)(14)(17)
		First lien senior secured loan ($6.1 par due 5/2024)	8.10% (Libor + 5.50%/Q)	8/24/2018	6.1	6.1	(2)(14)
		First lien senior secured loan ($9.3 par due 5/2024)	8.10% (Libor + 5.50%/Q)	5/31/2018	9.3	9.3	(3)(14)
		Preferred units (2,871,000 units)		5/31/2018	2.9	3.1	(2)
		Common units (29,000 units)		5/31/2018	—	0.2	(2)

					18.3	18.7

Tyden Group Holding Corp.(8)	Producer and marketer of global cargo security, product identification and traceability products and utility meter products	Preferred stock (46,276 shares)		1/3/2017	0.4	0.4
		Common stock (5,521,203 shares)		1/3/2017	2.0	5.3

					2.4	5.7

VLS Recovery Services, LLC(18)	Provider of commercial and industrial waste processing and disposal services	First lien senior secured revolving loan ($0.5 par due 10/2023)	8.48% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(14)(17)
		First lien senior secured revolving loan ($1.1 par due 10/2023)	8.48% (Libor + 6.00%/M)	10/17/2017	1.1	1.1	(2)(14)(17)
		First lien senior secured revolving loan ($0.5 par due 10/2023)	8.49% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(14)(17)
		First lien senior secured revolving loan ($1.1 par due 10/2023)	8.49% (Libor + 6.00%/M)	10/17/2017	1.1	1.1	(2)(14)(17)
		First lien senior secured revolving loan ($0.5 par due 10/2023)	8.49% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(14)(17)

					3.7	3.7

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	9.50% (Libor + 7.00%/M)	5/14/2015	3.7	3.6	(2)(14)
		Second lien senior secured loan ($21.3 par due 5/2023)	9.50% (Libor + 7.00%/M)	5/14/2015	21.1	20.6	(2)(14)

					24.8	24.2

					692.8	697.1		9.50%

Manufacturing

Chariot Acquisition, LLC(18)	Aftermarket golf cart parts and accessories	First lien senior secured loan ($18.1 par due 9/2021)	9.10% (Libor + 6.50%/Q)	1/3/2017	18.0	18.0	(3)(14)
		First lien senior secured loan ($9.2 par due 9/2021)	9.10% (Libor + 6.50%/Q)	1/3/2017	9.2	9.1	(4)(14)

					27.2	27.1

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ECI Purchaser Company, LLC	Equipment to safely control pressurized gases	First lien senior secured loan ($21.8 par due 12/2019)	9.13% (Libor + 6.25%/S)	7/26/2017	21.8	21.5	(2)(14)
		First lien senior secured loan ($88.7 par due 12/2019)	9.15% (Libor + 6.25%/S)	7/26/2017	88.7	87.8	(2)(14)
		First lien senior secured loan ($74.8 par due 12/2019)	9.15% (Libor + 6.25%/S)	7/26/2017	74.8	74.0	(3)(14)
		First lien senior secured loan ($0.3 par due 12/2019)	9.13% (Libor + 6.25%/S)	7/26/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.2 par due 12/2019)	9.13% (Libor + 6.25%/S)	7/26/2017	0.2	0.2	(3)(14)

					185.8	183.8

Harvey Tool Company, LLC(18)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan ($0.4 par due 10/2023)	7.00% (Libor + 4.50%/M)	10/12/2017	0.4	0.4	(2)(14)(17)
		First lien senior secured loan ($4.9 par due 10/2024)	7.62% (Libor + 4.75%/S)	10/12/2017	4.9	4.9	(2)(14)
		First lien senior secured loan ($30.6 par due 10/2024)	7.35% (Libor + 4.75%/Q)	10/12/2017	30.6	30.6	(4)(14)
		Second lien senior secured loan ($43.7 par due 10/2025)	11.30% (Libor + 8.50%/Q)	10/12/2017	43.7	43.7	(2)(14)

					79.6	79.6

Ioxus, Inc.(6)	Energy storage devices	First lien senior secured loan ($1.4 par due 12/2019)		4/29/2014	1.3	1.4	(2)
		First lien senior secured loan ($5.7 par due 12/2019)	9.00% Cash, 3.00% PIK	4/29/2014	5.7	5.7	(2)
		Series CC preferred stock (1,683,265 shares)		9/7/2017	0.7	—	(2)
		Warrant to purchase up to 30,256 shares of Series BB preferred stock (expires 8/2026)		8/24/2016	—	—	(2)
		Warrant to purchase up to 8,416,326 shares of Series CC preferred stock (expires 1/2027)		1/27/2017	—	—	(2)
		Warrant to purchase up to 75,968 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)

					7.7	7.1

KPS Global LLC and Cool Group LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($1.6 par due 4/2022)	5.11% (Libor + 2.63%/M)	4/5/2017	1.6	1.6	(2)(14)
		First lien senior secured loan ($4.3 par due 4/2022)	9.67% (Libor + 7.19%/M)	11/16/2018	4.3	4.3	(2)(14)
		First lien senior secured loan ($10.5 par due 4/2022)	9.62% (Libor + 7.14%/M)	4/5/2017	10.5	10.5	(2)(14)
		First lien senior secured loan ($5.2 par due 4/2022)	9.62% (Libor + 7.14%/M)	4/5/2017	5.2	5.2	(4)(14)
		Class A units (13,292 units)		9/21/2018	1.1	1.5

					22.7	23.1

Mac Lean-Fogg Company and MacLean-Fogg Holdings, L.L.C.(18)	Manufacturer and supplier for the power utility and automotive markets worldwide	First lien senior secured loan ($12.6 par due 12/2025)	7.24% (Libor + 4.75%/M)	12/21/2018	12.6	12.5	(2)(14)
		First lien senior secured loan ($166.7 par due 12/2025)	7.25% (Libor + 4.75%/M)	12/21/2018	165.9	165.0	(2)(14)
		First lien senior secured loan ($12.5 par due 12/2025)	7.25% (Libor + 4.75%/M)	12/21/2018	12.4	12.4	(2)(14)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	79.9	81.0

					270.8	270.9

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Nordco Inc.(18)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($2.6 par due 8/2020)	11.00% (Base Rate + 5.50%/Q)	8/26/2015	2.6	2.5	(2)(14)(17)

Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($27.3 par due 5/2026)	10.23% (Libor + 7.75%/M)	5/4/2018	27.1	27.3	(2)(14)

Sanders Industries Holdings, Inc. and SI Holdings, Inc.(18)	Elastomeric parts, mid-sized composite structures, and composite tooling	First lien senior secured loan ($40.2 par due 5/2020)	9.30% (Libor + 6.50%/Q)	7/21/2017	40.2	40.2	(2)(14)
		First lien senior secured loan ($23.1 par due 5/2020)	9.30% (Libor + 6.50%/Q)	7/21/2017	23.1	23.1	(4)(14)
		Common stock (1,500 shares)		5/30/2014	1.5	2.1	(2)

					64.8	65.4

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

Sonny's Enterprises, LLC(18)	Car wash equipment, parts and supplies to the conveyorized car wash market	First lien senior secured revolving loan ($0.5 par due 12/2022)	6.75% (Libor + 4.25%/M)	11/30/2017	0.5	0.5	(2)(14)
		First lien senior secured revolving loan ($1.2 par due 12/2022)	6.75% (Libor + 4.25%/M)	11/30/2017	1.2	1.2	(2)(14)

					1.7	1.7

Sunk Rock Foundry Partners LP, Hatteras Electrical Manufacturing Holding Company and Sigma Electric Manufacturing Corporation(18)	Metal castings, precision machined components and sub-assemblies in the electrical products, power transmission and distribution and general industrial markets	First lien senior secured revolving loan ($2.4 par due 10/2022)	7.35% (Libor + 4.75%/Q)	10/31/2017	2.4	2.4	(2)(14)(17)
		First lien senior secured loan ($1.6 par due 10/2023)	7.35% (Libor + 4.75%/Q)	10/31/2017	1.6	1.6	(2)(14)
		First lien senior secured loan ($1.7 par due 10/2023)	7.35% (Libor + 4.75%/Q)	10/31/2017	1.7	1.7	(2)(14)

					5.7	5.7

					696.7	694.2		9.46%

Power Generation

Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.4 par due 8/2017)		12/16/2013	2.8	—	(2)(13)
		First lien senior secured loan ($0.1 par due 8/2017)		12/16/2013	0.1	—	(2)(13)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	—	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	—	(2)

					3.2	—

Apex Clean Energy Holdings, LLC(18)	Developer, builder and owner of utility-scale wind and solar power facilities	First lien senior secured revolving loan	—	12/12/2018	—	—	(16)
		First lien senior secured loan ($94.7 par due 9/2022)	9.35% (Libor + 6.75%/Q)	9/24/2018	94.7	94.7	(2)(14)

					94.7	94.7

Beacon RNG LLC	Owner of natural gas facilities	Class B units (35,000,000 units)		3/11/2019	35.0	35.0	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($52.9 par due 12/2020)	12.00% PIK	8/8/2014	52.9	49.5	(2)

DGH Borrower LLC(18)	Developer, owner and operator of quick start, small-scale natural gas-fired power generation projects	First lien senior secured loan ($52.3 par due 6/2023)	9.10% (Libor + 6.50%/Q)	6/8/2018	52.3	52.3	(2)(14)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.6 par due 11/2021)	8.10% (Libor + 5.50%/Q)	11/13/2014	24.5	24.6	(2)(14)
		Senior subordinated loan ($21.2 par due 12/2021)	13.25%	11/13/2014	21.2	20.6	(2)
		Senior subordinated loan ($99.0 par due 12/2021)	13.25%	11/13/2014	99.0	96.5	(2)

					144.7	141.7

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($0.1 par due 10/2018)		3/31/2015	0.1	—	(2)(13)
		First lien senior secured loan ($7.7 par due 10/2018)		3/31/2015	5.8	—	(2)(13)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(8)

					5.9	—

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32.4 par due 12/2020)	8.55% (Libor + 5.75%/Q)	12/19/2013	32.3	31.5	(2)(14)

Navisun LLC and Navisun Holdings LLC(7)(18)	Owner and operater of commercial and industrial solar projects	First lien senior secured loan ($43.9 par due 11/2023)	8.00% PIK	11/15/2017	43.9	43.9	(2)
		Series A preferred units (1,000 units)	10.50% PIK	11/15/2017	5.0	5.0	(2)
		Class A units (550 units)		11/15/2017	—	0.2

					48.9	49.1

Panda Liberty LLC (fka Moxie Liberty LLC)	Gas turbine power generation facilities operator	First lien senior secured loan ($49.5 par due 8/2020)	9.10% (Libor + 6.50%/Q)	4/6/2018	47.3	42.8	(2)(14)
		First lien senior secured loan ($33.9 par due 8/2020)	9.30% (Libor + 6.50%/Q)	8/21/2013	33.8	29.3	(2)(14)

					81.1	72.1

Panda Temple Power, LLC and T1 Power Holdings LLC(6)	Gas turbine power generation facilities operator	Second lien senior secured loan ($9.2 par due 2/2023)	10.48% PIK (Libor + 8.00%/Q)	3/6/2015	9.2	9.2	(2)(14)
		Class A Common units (616,122 shares)		3/6/2015	15.0	12.3	(2)

					24.2	21.5

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	8.8	21.8	(2)

Riverview Power LLC	Operator of natural gas and oil fired power generation facilities	First lien senior secured loan ($81.2 par due 12/2022)	10.60% (Libor + 8.00%/Q)	12/29/2016	79.6	81.2	(2)(14)

					663.6	650.4		8.86%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Automotive Services

A.U.L. Corp.(18)	Provider of vehicle service contracts and limited warranties for passenger vehicles	First lien senior secured loan ($7.0 par due 6/2023)	7.00% (Libor + 4.50%/M)	6/7/2017	7.0	7.0	(2)(14)

AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($0.1 par due 8/2021)	8.62% (EURIBOR + 6.00%/Q)	6/28/2018	0.1	0.1	(2)(14)
		First lien senior secured loan ($26.7 par due 8/2021)	8.74% (EURIBOR + 6.00%/Q)	6/28/2018	27.2	25.4	(2)(14)
		Common stock (3,467 shares)		8/31/2015	3.5	2.0	(2)

					30.8	27.5

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/30/2014	0.3	3.0	(2)

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($45.0 par due 10/2020)	10.50% (Libor + 8.00%/M)	4/7/2015	45.0	45.0	(3)(14)
		Class A common stock (10,000 shares)		4/7/2015	0.2	0.7	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.4	1.5	(2)

					45.6	47.2

Eckler Industries, Inc. and Eckler Purchaser LLC(7)(18)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($2.8 par due 5/2022)	12.00% PIK	7/12/2012	2.8	2.8	(2)
		First lien senior secured loan ($18.8 par due 5/2022)	12.00% PIK	7/12/2012	18.6	18.8	(2)
		Class A preferred units (67,972 units)		7/12/2012	15.9	0.6	(2)
		Class A common units (67,972 units)		7/12/2012	0.5	—	(2)

					37.8	22.2

ESCP PPG Holdings, LLC(6)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	2.8	(2)

GB Auto Service Holdings, LLC(18)	Automotive parts and repair services retailer	First lien senior secured loan ($22.3 par due 10/2024)	8.49% (Libor + 6.00%/M)	10/19/2018	22.3	22.1	(3)(14)
		Common units (3,700,000 units)		10/19/2018	4.6	4.6	(2)

					26.9	26.7

Mavis Tire Express Services Corp. and Mavis Tire Express Services TopCo, L.P.(18)	Auto parts retailer	Second lien senior secured loan ($0.7 par due 3/2026)	9.98% (Libor + 7.50%/M)	3/20/2018	0.7	0.7	(2)(14)
		Second lien senior secured loan ($0.3 par due 3/2026)	9.98% (Libor + 7.50%/M)	3/20/2018	0.3	0.3	(2)(14)
		Second lien senior secured loan ($0.3 par due 3/2026)	9.98% (Libor + 7.50%/M)	3/20/2018	0.3	0.3	(2)(14)
		Second lien senior secured loan ($153.9 par due 3/2026)	9.98% (Libor + 7.50%/M)	3/20/2018	151.8	152.4	(2)(14)
		Class A units (12,400,000 units)		3/20/2018	12.4	13.0	(2)

					165.5	166.7

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($28.3 par due 2/2020)	10.08% (Libor + 7.48%/Q)	2/20/2015	28.3	28.3	(3)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SK SPV IV, LLC	Collision repair site operator	Series A common stock (12,500 units)		8/18/2014	0.6	2.1	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	2.1	(2)

					1.2	4.2

Wand Newco 3, Inc. (dba Caliber Collision)	Collision repair company	Second lien senior secured loan ($180.2 par due 2/2027)	9.73% (Libor + 7.25%/M)	2/5/2019	177.1	178.4	(2)(14)

					524.0	514.0		7.00%

Restaurants and Food Services

ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(7)(18)	Restaurant owner and operator	First lien senior secured loan ($4.8 par due 12/2018)	20.61% PIK (Libor + 18.00%/Q)	12/22/2016	4.7	4.1	(2)(14)
		First lien senior secured loan ($56.6 par due 12/2018)		11/27/2006	39.9	—	(2)(13)
		Promissory note ($31.8 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 0.95 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					58.4	4.1

Cipriani USA, Inc.	Manager and operator of banquet facilities, restaurants, hotels and other leisure properties	First lien senior secured loan ($3.0 par due 5/2023)	10.50% (Libor + 6.00% Cash, 2.00% PIK/Q)	8/20/2018	3.0	3.0	(2)(14)
		First lien senior secured loan ($12.1 par due 5/2023)	10.50% (Libor + 6.00% Cash, 2.00% PIK/Q)	11/5/2018	12.1	12.1	(2)(14)
		First lien senior secured loan ($3.0 par due 5/2023)	10.50% (Libor + 6.00% Cash, 2.00% PIK/Q)	11/5/2018	3.0	3.0	(2)(14)
		First lien senior secured loan ($68.1 par due 5/2023)	10.50% (Libor + 6.00% Cash, 2.00% PIK/Q)	5/30/2018	68.1	68.1	(2)(14)

					86.2	86.2

Cozzini Bros., Inc. and BH-Sharp Holdings LP(18)	Provider of commercial knife sharpening and cutlery services in the restaurant industry	First lien senior secured revolving loan ($2.0 par due 3/2023)	8.06% (Libor + 5.50%/Q)	3/10/2017	2.0	2.0	(2)(14)
		First lien senior secured revolving loan ($1.5 par due 3/2023)	10.00% (Base Rate + 4.50%/Q)	3/10/2017	1.5	1.5	(2)(14)
		First lien senior secured loan ($11.6 par due 3/2023)	8.06% (Libor + 5.50%/Q)	3/10/2017	11.6	11.6	(4)(14)
		Common units (2,950,000 units)		3/10/2017	3.0	3.7	(2)

					18.1	18.8

FWR Holding Corporation(18)	Restaurant owner, operator, and franchisor	First lien senior secured revolving loan ($0.5 par due 8/2023)	8.00% (Libor + 5.50%/M)	8/21/2017	0.5	0.5	(2)(14)(17)
		First lien senior secured loan ($0.8 par due 8/2023)	8.00% (Libor + 5.50%/M)	2/28/2019	0.8	0.8	(2)(14)
		First lien senior secured loan ($0.5 par due 8/2023)	7.99% (Libor + 5.50%/M)	2/28/2019	0.5	0.5	(2)(14)
		First lien senior secured loan ($0.5 par due 8/2023)	8.00% (Libor + 5.50%/M)	8/21/2017	0.5	0.5	(2)(14)
		First lien senior secured loan ($4.0 par due 8/2023)	8.00% (Libor + 5.50%/M)	8/21/2017	4.0	4.0	(2)(14)

					6.3	6.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Garden Fresh Restaurant Corp. and GFRC Holdings LLC(18)	Restaurant owner and operator	First lien senior secured revolving loan	—	2/1/2017	—	—	(16)
		First lien senior secured loan ($23.4 par due 2/2022)	10.63% (Libor + 8.00%/Q)	10/3/2013	23.4	23.4	(2)(14)

					23.4	23.4

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	11.06% (Libor + 8.50%/Q)	10/20/2015	31.6	31.6	(2)(14)
		Preferred units (3,000,000 units)	8.00% PIK	10/20/2015	3.0	4.6	(2)

					34.6	36.2

Jim N Nicks Management, LLC(18)	Restaurant owner and operator	First lien senior secured revolving loan ($2.8 par due 7/2023)	7.85% (Libor + 5.25%/Q)	7/10/2017	2.8	2.7	(2)(14)
		First lien senior secured loan ($1.2 par due 7/2023)	7.85% (Libor + 5.25%/Q)	7/10/2017	1.2	1.1	(2)(14)
		First lien senior secured loan ($13.9 par due 7/2023)	7.85% (Libor + 5.25%/Q)	7/10/2017	13.9	13.5	(4)(14)

					17.9	17.3

Orion Foods, LLC(7)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)		4/1/2010	1.2	0.4	(2)(13)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(13)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1.2	0.4

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
OTG Management, LLC(18)	Airport restaurant operator	First lien senior secured revolving loan ($1.6 par due 8/2021)	9.64% (Libor + 7.00%/Q)	8/26/2016	1.6	1.6	(2)(14)
		First lien senior secured revolving loan ($8.4 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	8.4	8.4	(2)(14)
		First lien senior secured loan ($2.5 par due 8/2021)	9.69% (Libor + 7.00%/Q)	8/26/2016	2.5	2.5	(2)(14)
		First lien senior secured loan ($1.6 par due 8/2021)	9.69% (Libor + 7.00%/Q)	8/26/2016	1.6	1.6	(2)(14)
		First lien senior secured loan ($2.2 par due 8/2021)	9.74% (Libor + 7.00%/Q)	8/26/2016	2.2	2.2	(2)(14)
		First lien senior secured loan ($2.2 par due 8/2021)	9.69% (Libor + 7.00%/Q)	8/26/2016	2.2	2.2	(2)(14)
		First lien senior secured loan ($3.6 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	3.6	3.6	(2)(14)
		First lien senior secured loan ($2.6 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	2.6	2.6	(2)(14)
		First lien senior secured loan ($4.9 par due 8/2021)	9.74% (Libor + 7.00%/Q)	8/26/2016	4.9	4.9	(2)(14)
		First lien senior secured loan ($0.6 par due 8/2021)	9.69% (Libor + 7.00%/Q)	8/26/2016	0.6	0.6	(2)(14)
		First lien senior secured loan ($0.7 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	0.7	0.7	(2)(14)
		First lien senior secured loan ($1.8 par due 8/2021)	9.61% (Libor + 7.00%/Q)	8/26/2016	1.8	1.8	(2)(14)
		First lien senior secured loan ($1.0 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	1.0	1.0	(2)(14)
		First lien senior secured loan ($0.3 par due 8/2021)	9.80% (Libor + 7.00%/Q)	10/10/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.7 par due 8/2021)	9.69% (Libor + 7.00%/Q)	10/10/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($1.9 par due 8/2021)	9.60% (Libor + 7.00%/Q)	10/10/2018	1.9	1.9	(2)(14)
		First lien senior secured loan ($0.7 par due 8/2021)	9.61% (Libor + 7.00%/Q)	10/10/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($48.9 par due 8/2021)	9.74% (Libor + 7.00%/Q)	8/26/2016	48.9	48.9	(3)(14)
		First lien senior secured loan ($48.9 par due 8/2021)	9.80% (Libor + 7.00%/Q)	8/26/2016	48.9	48.9	(3)(14)
		Senior subordinated loan ($30.7 par due 2/2022)	13.00% PIK	8/26/2016	30.6	30.7	(2)
		Class A preferred units (3,000,000 units)	14.50% PIK	8/26/2016	31.1	40.8	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	8.7	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	0.1	19.2	(2)

					199.9	234.5

SFE Intermediate Holdco LLC(18)	Provider of outsourced foodservice to K-12 school districts	First lien senior secured loan ($10.7 par due 7/2024)	7.35% (Libor + 4.75%/Q)	9/5/2018	10.7	10.7	(4)(14)
		First lien senior secured loan ($6.7 par due 7/2024)	7.49% (Libor + 4.75%/Q)	7/31/2017	6.7	6.7	(4)(14)

					17.4	17.4

Spectra Finance, LLC(18)	Venue management and food and beverage provider	First lien senior secured revolving loan ($4.8 par due 4/2023)	6.49% (Libor + 4.00%/M)	4/2/2018	4.8	4.8	(2)(14)(17)
		First lien senior secured loan ($19.0 par due 4/2024)	6.85% (Libor + 4.25%/Q)	4/2/2018	19.0	19.0	(2)(14)

					23.8	23.8

					487.2	468.4		6.38%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Food and Beverage

American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	Class A units (77,922 units)		8/19/2015	0.1	0.2	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	15.6	(2)

					7.5	15.8

Bragg Live Food Products, LLC and SPC Investment Co., L.P.(6)(18)	Health food company	First lien senior secured loan ($37.0 par due 3/2024)	8.35% (Libor + 5.75%/Q)	3/11/2019	37.0	36.6	(2)(14)
		Common units (14,850 units)		3/11/2019	14.9	14.9	(2)

					51.9	51.5

CHG PPC Parent LLC	Diversified food products manufacturer	Second lien senior secured loan ($34.1 par due 3/2026)	10.25% (Libor + 7.75%/M)	1/31/2019	34.1	33.8	(2)(14)
		Second lien senior secured loan ($60.5 par due 3/2026)	10.00% (Libor + 7.50%/M)	3/30/2018	60.5	59.6	(2)(14)

					94.6	93.4

Edward Don & Company, LLC and VCP-EDC Co-Invest, LLC	Distributor of foodservice equipment and supplies	Membership units (2,970,000 units)		6/9/2017	3.0	4.3

Ferraro Fine Foods Corp. and Italian Fine Foods Holdings L.P.(18)	Specialty Italian food distributor	First lien senior secured revolving loan ($0.3 par due 5/2023)	6.95% (Libor + 4.25%/Q)	5/9/2018	0.3	0.3	(2)(14)
		First lien senior secured revolving loan ($0.5 par due 5/2023)	8.75% (Base Rate + 3.25%/Q)	5/9/2018	0.5	0.5	(2)(14)
		First lien senior secured loan ($0.7 par due 5/2024)	6.85% (Libor + 4.25%/Q)	12/7/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($9.4 par due 5/2024)	6.95% (Libor + 4.25%/Q)	5/9/2018	9.4	9.4	(4)(14)
		Class A common units (2,724,000 units)		5/9/2018	2.7	3.5	(2)

					13.6	14.4

FS Squared Holding Corp. and FS Squared, LLC(18)	Provider of on-site vending and micro market solutions	First lien senior secured loan ($4.3 par due 3/2025)	9.75% (Base Rate + 4.25%/Q)	3/28/2019	4.3	4.3	(2)(14)
		First lien senior secured loan ($0.1 par due 3/2025)	9.75% (Base Rate + 4.25%/Q)	3/28/2019	0.1	0.1	(2)(14)
		Class A units (99,500 units)		3/28/2019	10.0	10.0	(2)

					14.4	14.4

Gehl Foods, LLC and GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units (2,940 units)		5/13/2015	2.9	—	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)
		Class B common units (0.26 units)		5/13/2015	—	—	(2)

					3.0	—

H-Food Holdings, LLC and Matterhorn Parent, LLC	Food Contract Manufacturer	First lien senior secured loan ($20.2 par due 5/2025)	6.50% (Libor + 4.00%/M)	11/25/2018	20.0	19.6	(2)(14)
		Second lien senior secured loan ($73.0 par due 3/2026)	9.50% (Libor + 7.00%/M)	11/25/2018	73.0	71.6	(2)(14)
		Common units (5,827 units)		11/25/2018	5.8	5.8

					98.8	97.0

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hometown Food Company(18)	Food distributor	First lien senior secured revolving loan ($0.2 par due 8/2023)	7.75% (Libor + 5.25%/M)	8/31/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($9.0 par due 8/2023)	7.75% (Libor + 5.25%/M)	8/31/2018	8.8	9.0	(2)(14)

					9.0	9.2

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	7.1	(2)

KC Culinarte Intermediate, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($35.7 par due 8/2026)	10.25% (Libor + 7.75%/M)	8/24/2018	35.7	35.3	(2)(14)

NECCO Holdings, Inc. and New England Confectionery Company, Inc.(7)(18)	Producer and supplier of candy	First lien senior secured revolving loan ($19.9 par due 1/2018)		1/3/2017	7.9	2.9	(13)
		First lien senior secured loan ($2.2 par due 8/2018)		11/20/2017	2.1	—	(13)
		First lien senior secured loan ($11.6 par due 1/2018)		1/3/2017	0.9	1.6	(13)
		First lien senior secured loan ($0.7 par due 11/2018)		11/20/2017	0.7	0.1	(13)
		Common stock (860,189 shares)		1/3/2017	—	—

					11.6	4.6

RF HP SCF Investor, LLC(8)	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	16.7	(2)

Sovos Brands Intermediate, Inc.(18)	Food and beverage platform	First lien senior secured loan ($10.0 par due 11/2025)	7.50% (Libor + 5.00%/M)	11/20/2018	9.9	9.9	(2)(14)
		First lien senior secured loan ($6.9 par due 11/2025)	7.50% (Libor + 5.00%/M)	11/20/2018	6.8	6.8	(4)(14)

					16.7	16.7

Teasdale Foods, Inc. and Familia Group Holdings Inc.(18)	Provider of beans, sauces and hominy to the retail, foodservice and wholesale channels	First lien senior secured revolving loan ($0.1 par due 10/2020)	8.24% (Libor + 5.75%/M)	6/30/2017	0.1	0.1	(2)(14)
		First lien senior secured revolving loan ($0.1 par due 10/2020)	8.24% (Libor + 5.75%/M)	6/30/2017	0.1	0.1	(2)(14)
		First lien senior secured loan ($0.6 par due 10/2020)	8.55% (Libor + 5.25%/Q)	6/26/2018	0.6	0.6	(2)(14)
		Second lien senior secured loan ($33.0 par due 10/2022)	12.56% PIK (Libor + 10.00%/Q)	1/3/2017	33.0	26.8	(2)(14)
		Second lien senior secured loan ($22.4 par due 10/2022)	12.56% PIK (Libor + 10.00%/Q)	1/3/2017	22.4	18.1	(2)(14)
		Second lien senior secured loan ($35.2 par due 10/2022)	12.56% PIK (Libor + 10.00%/Q)	1/3/2017	35.2	28.6	(2)(14)
		Warrant to purchase up to 57,827 shares of common stock (expires 2/2034)		2/4/2019	—	—	(2)

					91.4	74.3

					468.7	454.7		6.20%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Oil and Gas

Murchison Oil and Gas, LLC and Murchison Holdings, LLC(18)	Exploration and production company	First lien senior secured loan ($5.0 par due 10/2023)	10.60% (Libor + 8.00%/Q)	10/26/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($5.0 par due 10/2023)	10.60% (Libor + 8.00%/Q)	10/26/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($5.0 par due 10/2023)	10.60% (Libor + 8.00%/Q)	10/26/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($21.7 par due 10/2023)	10.60% (Libor + 8.00%/Q)	10/26/2018	21.2	21.5	(2)(14)
		Preferred units (21,667 units)	8.00% PIK	10/26/2018	22.1	22.1

					58.3	58.6

Penn Virginia Holding Corp.(8)	Exploration and production company	Second lien senior secured loan ($90.1 par due 9/2022)	9.50% (Libor + 7.00%/M)	9/28/2017	90.1	90.1	(2)(14)

Petroflow Energy Corporation and TexOak Petro Holdings LLC(6)	Oil and gas exploration and production company	First lien senior secured loan ($2.4 par due 6/2019)		6/29/2016	0.4	—	(2)(13)
		Second lien senior secured loan ($4.2 par due 12/2019)		6/29/2016	3.3	—	(2)(13)
		Second lien senior secured loan ($23.0 par due 12/2019)		6/29/2016	18.6	—	(2)(13)
		Common units (202,000 units)		6/29/2016	11.1	—

					33.4	—

Sundance Energy, Inc.	Oil and gas producer	Second lien senior secured loan ($60.7 par due 4/2023)	10.61% (Libor + 8.00%/Q)	4/23/2018	59.7	60.7	(2)(14)

VPROP Operating, LLC and Vista Proppants and Logistics, LLC	Sand-based proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($28.1 par due 8/2021)	12.13% (Libor + 8.50% Cash, 1.00% PIK/Q)	8/1/2017	28.0	28.1	(2)(14)
		First lien senior secured loan ($35.1 par due 8/2021)	12.13% (Libor + 8.50% Cash, 1.00% PIK/Q)	11/9/2017	35.1	35.1	(2)(14)
		First lien senior secured loan ($15.1 par due 8/2021)	12.13% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	15.1	15.1	(2)(14)
		First lien senior secured loan ($75.1 par due 8/2021)	12.13% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	75.1	75.1	(3)(14)
		Common units (997,864 units)		11/9/2017	9.7	10.8	(2)

					163.0	164.2

					404.5	373.6		5.09%

Wholesale Distribution

Blue Angel Buyer 1, LLC and Blue Angel Holdco, LLC(6)(18)	Distributor of OEM appliance aftermarket parts	First lien senior secured loan ($9.8 par due 1/2025)	7.06% (Libor + 4.25%/Q)	1/2/2019	9.8	9.7	(2)(14)
		Class A preferred units (46,359 units)	8.00% PIK	1/2/2019	9.7	9.7	(2)

					19.5	19.4

DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	First lien senior secured loan ($4.6 par due 3/2022)	8.25% (Libor + 5.75%/M)	3/1/2017	4.6	4.5	(2)(14)
		First lien senior secured loan ($65.6 par due 2/2022)	8.25% (Libor + 5.75%/M)	7/26/2017	65.6	64.3	(2)(14)
		First lien senior secured loan ($93.3 par due 2/2022)	8.25% (Libor + 5.75%/M)	7/26/2017	93.3	91.4	(3)(14)
		First lien senior secured loan ($19.9 par due 2/2022)	8.25% (Libor + 5.75%/M)	7/26/2017	19.9	19.5	(4)(14)

					183.4	179.7

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Flow Control Solutions, Inc.(18)	Distributor and manufacturer of flow control systems components	First lien senior secured loan ($13.7 par due 11/2024)	7.85% (Libor + 5.25%/Q)	11/21/2018	13.7	13.6	(3)(14)

KHC Holdings, Inc. and Kele Holdco, Inc.(18)	Catalog-based distribution services provider for building automation systems	First lien senior secured revolving loan ($0.4 par due 10/2020)	6.75% (Libor + 4.25%/M)	1/3/2017	0.4	0.4	(2)(14)
		First lien senior secured loan ($65.9 par due 10/2022)	8.60% (Libor + 6.00%/Q)	1/3/2017	65.9	65.9	(3)(14)
		Common stock (30,000 shares)		1/3/2017	3.1	3.8

					69.4	70.1

PetIQ, LLC	Distributor and manufacturer of pet prescription medications and health products	First lien senior secured revolving loan ($17.8 par due 1/2023)	7.74% (Libor + 5.25%/M)	1/17/2018	17.8	17.8	(2)(14)

					303.8	300.6		4.10%

Containers and Packaging

GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	1.1	(2)

IntraPac International LLC and IntraPac Canada Corporation(18)	Manufacturer of diversified packaging solutions and plastic injection molded products	First lien senior secured revolving loan ($0.8 par due 1/2025)	8.06% (Libor + 5.50%/Q)	1/11/2019	0.8	0.8	(2)(14)
		First lien senior secured revolving loan ($2.5 par due 1/2025)	8.20% (Libor + 5.50%/Q)	1/11/2019	2.5	2.5	(2)(14)
		First lien senior secured loan ($23.0 par due 1/2026)	8.20% (Libor + 5.50%/M)	1/11/2019	23.0	22.8	(2)(8)(14)
		First lien senior secured loan ($45.2 par due 1/2026)	8.20% (Libor + 5.50%/M)	1/11/2019	45.2	44.8	(2)(14)

					71.5	70.9

LBP Intermediate Holdings LLC(18)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(16)
		First lien senior secured loan ($11.4 par due 7/2020)	8.10% (Libor + 5.50%/Q)	11/13/2018	11.3	11.4	(4)(14)
		First lien senior secured loan ($11.8 par due 7/2020)	8.10% (Libor + 5.50%/Q)	7/10/2015	11.7	11.8	(3)(14)
		First lien senior secured loan ($4.9 par due 7/2020)	8.10% (Libor + 5.50%/Q)	7/10/2015	4.9	4.9	(4)(14)

					27.9	28.1

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($42.5 par due 8/2021)	10.00% (Libor + 7.50%/M)	12/14/2012	42.5	42.5	(2)(14)
		Second lien senior secured loan ($75.0 par due 8/2021)	10.00% (Libor + 7.50%/M)	12/14/2012	75.0	75.0	(3)(14)
		Second lien senior secured loan ($10.0 par due 8/2021)	10.00% (Libor + 7.50%/M)	12/14/2012	10.0	10.0	(4)(14)
		Common stock (54,710 shares)		12/14/2012	4.9	8.2	(2)

					132.4	135.7

Ranpak Corp.	Manufacturer and marketer of paper-based protective packaging systems and materials	Second lien senior secured loan ($8.0 par due 10/2022)	9.73% (Libor + 7.25%/M)	1/3/2017	7.7	8.0	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SCI PH Parent, Inc.	Industrial container manufacturer, reconditioner and servicer	Series B shares (11.4764 shares)		8/24/2018	1.1	1.9	(2)

					241.1	245.7		3.35%

Education

Excelligence Holdings Corp.	Developer, manufacturer and retailer of educational products	First lien senior secured loan ($9.3 par due 4/2023)	8.50% (Libor + 6.00%/M)	4/17/2017	9.3	7.8	(4)(14)

Flinn Scientific, Inc. and WCI-Quantum Holdings, Inc.(18)	Distributor of instructional products, services and resources	First lien senior secured loan ($20.8 par due 8/2023)	7.53% (Libor + 4.75%/Q)	7/26/2017	20.8	20.8	(2)(14)
		First lien senior secured loan ($0.1 par due 8/2023)	7.35% (Libor + 4.75%/Q)	7/26/2017	0.1	0.1	(2)(14)
		First lien senior secured loan ($25.4 par due 8/2023)	7.53% (Libor + 4.75%/S)	7/26/2017	25.4	25.4	(2)(14)
		First lien senior secured loan ($1.2 par due 8/2023)	7.58% (Libor + 4.75%/A)	8/31/2018	1.2	1.2	(2)(14)
		Series A preferred stock (1,272 shares)		10/24/2014	0.7	1.1	(2)

					48.2	48.6

Frontline Technologies Group Holding LLC, Frontline Technologies Blocker Buyer, Inc., Frontline Technologies Holdings, LLC and Frontline Technologies Parent, LLC(18)	Provider of human capital management ("HCM") and SaaS-based software solutions to employees and administrators of K-12 school organizations	First lien senior secured loan ($1.9 par due 9/2023)	9.10% (Libor + 6.50%/Q)	9/19/2017	1.9	1.9	(2)(14)
		Class A preferred units (4,574 units)	9.00% PIK	9/18/2017	4.7	5.7
		Class B common units (499,050 units)		9/18/2017	—	—

					6.6	7.6

Infilaw Holding, LLC(18)	Operator of for-profit law schools	First lien senior secured revolving loan ($5.0 par due 2/2018)		8/25/2011	4.2	—	(2)(13)(17)

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($12.3 par due 10/2020)	11.74% (Libor + 9.00%/Q)	10/31/2015	12.3	12.3	(2)(14)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	18.8	(2)
		Series B preferred stock (1,401,385 shares)		8/5/2010	4.0	—	(2)
		Series B preferred stock (348,615 shares)		8/5/2010	1.0	—	(2)
		Series C preferred stock (1,994,644 shares)		6/7/2010	0.5	—	(2)
		Series C preferred stock (517,942 shares)		6/7/2010	0.1	—	(2)
		Common stock (16 shares)		6/7/2010	—	—	(2)
		Common stock (4 shares)		6/7/2010	—	—	(2)

					137.3	31.1

Liaison Acquisition, LLC(18)	Provider of centralized applications services to educational associations	Second lien senior secured loan ($3.3 par due 8/2023)	11.74% (Libor + 9.25%/M)	2/9/2017	3.2	3.3	(2)(14)

PIH Corporation and Primrose Holding Corporation(6)(18)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($1.0 par due 12/2020)	8.00% (Libor + 5.50%/M)	12/13/2013	1.0	1.0	(2)(14)
		Common stock (7,227 shares)		1/3/2017	10.7	22.7

					11.7	23.7

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Common membership interest (15.76% interest)		9/21/2007	15.8	15.1	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	8.2	(2)

					15.8	23.3

Raptor Technologies, LLC and Rocket Parent, LLC(18)	Provider of SaaS-based safety and security software to the K-12 school market	First lien senior secured loan ($16.0 par due 12/2024)	8.60% (Libor + 6.00%/Q)	12/17/2018	16.0	15.9	(2)(14)
		Class A common units (2,294,000 units)		12/17/2018	2.3	2.4

					18.3	18.3

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)

					—	—

Severin Acquisition, LLC(18)	Provider of student information system software solutions to the K-12 education market	First lien senior secured revolving loan ($0.4 par due 8/2023)	5.98% (Libor + 3.25%/Q)	8/1/2018	0.4	0.4	(2)(14)
		First lien senior secured revolving loan ($0.8 par due 8/2023)	5.88% (Libor + 3.25%/Q)	8/1/2018	0.8	0.7	(2)(14)
		First lien senior secured revolving loan ($0.8 par due 8/2023)	5.86% (Libor + 3.25%/Q)	8/1/2018	0.8	0.7	(2)(14)
		Second lien senior secured loan ($80.0 par due 8/2026)	9.49% (Libor + 6.75%/Q)	6/12/2018	79.3	79.2	(2)(14)

					81.3	81.0

					335.9	244.7		3.33%

Environmental Services

MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

RE Community Holdings GP, LLC and RE Community Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (2.86% interest)		3/1/2011	—	—	(2)
		Limited partnership interest (2.49% interest)		3/1/2011	—	—	(2)

					—	—

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Soil Safe, Inc. and Soil Safe Acquisition Corp.(7)(18)	Provider of soil treatment, recycling and placement services	First lien senior secured revolving loan	—	1/3/2017	—	—	(16)
		First lien senior secured loan ($17.0 par due 1/2020)	8.75% (Libor + 6.25%/M)	1/3/2017	17.0	17.0	(2)(14)
		Second lien senior secured loan ($12.7 par due 6/2020)	10.75% (Libor + 7.75%/M)	1/3/2017	12.7	12.7	(2)(14)
		Senior subordinated loan ($45.2 par due 12/2020)	16.50% PIK	1/3/2017	45.2	45.2	(2)
		Senior subordinated loan ($37.8 par due 12/2020)	14.50% PIK	1/3/2017	37.8	37.8	(2)
		Senior subordinated loan ($38.0 par due 12/2020)		1/3/2017	11.5	15.2	(2)(13)
		Common stock (810 shares)		1/3/2017	—	—

					124.2	127.9

					124.2	127.9		1.75%

Aerospace and Defense

Cadence Aerospace, LLC(18)	Aerospace precision components manufacturer	First lien senior secured revolving loan ($0.7 par due 11/2022)	9.10% (Libor + 6.50%/Q)	11/14/2017	0.7	0.7	(2)(14)(17)
		First lien senior secured revolving loan ($3.0 par due 11/2022)	11.00% (Base Rate + 5.50%/Q)	11/14/2017	3.0	3.0	(2)(14)(17)
		First lien senior secured loan ($32.1 par due 11/2023)	9.09% (Libor + 6.50%/Q)	11/14/2017	31.8	31.8	(3)(14)
		First lien senior secured loan ($10.0 par due 11/2023)	9.10% (Libor + 6.50%/Q)	7/5/2018	10.0	9.9	(2)(14)

					45.5	45.4

MB Aerospace Holdings II Corp.	Aerospace engine components manufacturer	Second lien senior secured loan ($68.4 par due 1/2026)	11.10% (Libor + 8.50%/Q)	1/22/2018	68.4	67.7	(2)(14)

Radius Aerospace, Inc.(18)	Metal fabricator in the aerospace industry	First lien senior secured loan ($9.0 par due 3/2025)	8.35% (Libor + 5.75%/Q)	3/29/2019	9.0	8.9	(2)(14)

					122.9	122.0		1.66%

Chemicals

AMZ Holding Corp.(18)	Specialty chemicals manufacturer	First lien senior secured loan ($0.0 par due 6/2022)	9.50% (Base Rate + 4.00%/Q)	6/27/2017	—	—	(4)(14)
		First lien senior secured loan ($12.0 par due 6/2022)	7.50% (Libor + 5.00%/M)	6/27/2017	12.0	12.0	(4)(14)

					12.0	12.0

Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Plaskolite PPC Intermediate II LLC and Plaskolite PPC Blocker LLC	Manufacturer of specialized acrylic and polycarbonate sheets	First lien senior secured loan ($24.9 par due 12/2025)	6.73% (Libor + 4.25%/M)	12/14/2018	24.5	24.4	(2)(14)
		Second lien senior secured loan ($55.7 par due 12/2026)	10.24% (Libor + 7.75%/M)	12/14/2018	55.7	54.6	(2)(14)
		Co-Invest units (5,969 units)		12/14/2018	0.6	0.6	(2)

					80.8	79.6

					92.8	91.6		1.25%

Health Clubs

Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($3.2 par due 10/2020)	11.13% (Libor + 8.50%/Q)	10/11/2007	3.2	3.2	(3)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	11.9	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	—	—	(2)(8)

					4.2	11.9

Movati Athletic (Group) Inc.(8)(18)	Premier health club operator	First lien senior secured loan ($0.6 par due 10/2022)	6.81% (CIBOR + 4.50%/Q)	10/5/2017	0.6	0.6	(2)(14)
		First lien senior secured loan ($2.9 par due 10/2022)	6.81% (CIBOR + 4.50%/Q)	10/5/2017	3.0	2.8	(2)(14)

					3.6	3.4

Sunshine Sub, LLC(18)	Premier health club operator	First lien senior secured loan ($5.8 par due 5/2024)	7.25% (Libor + 4.75%/M)	5/25/2018	5.8	5.7	(2)(14)
		First lien senior secured loan ($9.8 par due 5/2024)	7.25% (Libor + 4.75%/M)	5/25/2018	9.8	9.7	(2)(14)

					15.6	15.4

Taymax Group Acquisition, LLC and TCP Fit Parent, L.P.(18)	Planet Fitness franchisee	First lien senior secured revolving loan ($0.2 par due 7/2024)	6.72% (Libor + 4.75%/M)	7/31/2018	0.2	0.2	(2)(14)
		First lien senior secured revolving loan ($0.3 par due 7/2024)	7.25% (Libor + 4.75%/M)	7/31/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($4.3 par due 7/2025)	7.35% (Libor + 4.75%/Q)	7/31/2018	4.3	4.3	(2)(14)
		Class A units (30,000 units)		7/31/2018	3.0	3.6

					7.8	8.4

					34.4	42.3		0.58%

Computers and Electronics

Everspin Technologies, Inc.	Designer and manufacturer of computer memory solutions	Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		10/7/2016	0.4	—	(2)(21)

Imaging Business Machines, L.L.C. and Scanner Holdings Corporation(7)	Provider of high-speed intelligent document scanning hardware and software	Senior subordinated loan ($8.3 par due 6/2022)	14%	1/3/2017	8.2	8.3	(2)
		Senior subordinated loan ($8.3 par due 6/2022)	14%	1/3/2017	8.2	8.3	(2)
		Series A preferred stock (66,424,135 shares)		1/3/2017	—	7.0
		Class A common stock (33,173 shares)		1/3/2017	—	—
		Class B common stock (134,214 shares)		1/3/2017	—	—

					16.4	23.6

Zemax Software Holdings, LLC(18)	Provider of optical illumination design software to design engineers	First lien senior secured loan ($17.0 par due 6/2024)	8.35% (Libor + 5.75%/Q)	6/25/2018	17.0	17.0	(3)(14)

					33.8	40.6		0.55%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Farming and Agriculture

QC Supply, LLC(18)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($1.7 par due 12/2021)	8.50% (Libor + 6.00%/M)	12/29/2016	1.7	1.5	(2)(14)
		First lien senior secured revolving loan ($2.0 par due 12/2021)	8.50% (Libor + 6.00%/M)	12/29/2016	2.0	1.8	(2)(14)
		First lien senior secured revolving loan ($2.3 par due 12/2021)	8.50% (Libor + 6.00%/M)	12/29/2016	2.3	2.1	(2)(14)
		First lien senior secured revolving loan ($4.0 par due 12/2021)	8.50% (Libor + 6.00%/M)	12/29/2016	4.0	3.7	(2)(14)
		First lien senior secured loan ($8.7 par due 12/2022)	8.50% (Libor + 6.00%/M)	12/29/2016	8.7	7.9	(2)(14)
		First lien senior secured loan ($11.1 par due 12/2022)	8.50% (Libor + 6.00%/M)	12/29/2016	11.1	10.1	(2)(14)
		First lien senior secured loan ($14.7 par due 12/2022)	8.50% (Libor + 6.00%/M)	12/29/2016	14.7	13.5	(4)(14)

					44.5	40.6

					44.5	40.6		0.55%

Hotel Services

Aimbridge Acquisition Co., Inc.	Hotel Operator	Second lien senior secured loan ($14.1 par due 2/2027)	9.99% (Libor + 7.50%/M)	2/1/2019	13.9	14.0	(2)(14)

Pyramid Management Advisors, LLC and Pyramid Investors, LLC(18)	Hotel Operator	First lien senior secured revolving loan ($1.7 par due 7/2021)	9.23% (Libor + 6.75%/M)	4/12/2018	1.7	1.7	(2)(14)(17)
		First lien senior secured revolving loan ($0.1 par due 7/2021)	9.25% (Libor + 6.75%/M)	4/12/2018	0.1	0.1	(2)(14)(17)
		First lien senior secured loan ($1.5 par due 7/2021)	9.25% (Libor + 6.75%/M)	4/12/2018	1.5	1.5	(2)(14)
		First lien senior secured loan ($17.0 par due 7/2021)	9.25% (Libor + 6.75%/M)	4/12/2018	17.0	17.0	(2)(14)
		Preferred membership units (996,833 units)		7/15/2016	1.0	1.2	(2)

					21.3	21.5

					35.2	35.5		0.48%

Telecommunications

Extenet Systems, Inc.(18)	Provider of antenna networks for use by wireless service providers, government agencies, healthcare organizations and other commercial enterprises	First lien senior secured revolving loan ($0.8 par due 11/2022)	8.25% (Base Rate + 2.75%/Q)	2/8/2018	0.8	0.8	(2)(14)(17)

LTG Acquisition, Inc.	Designer and manufacturer of display, lighting and passenger communication systems for mass transportation markets	Class A membership units (5,000 units)		1/3/2017	5.1	4.0

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TowerCo IV Finance LLC(18)	Owner and operator of cellular telecommunications towers	First lien senior secured revolving loan ($0.4 par due 10/2021)	6.24% (Libor + 3.75%/M)	2/8/2018	0.4	0.4	(2)(14)
		First lien senior secured revolving loan ($7.3 par due 10/2021)	6.24% (Libor + 3.75%/M)	2/8/2018	7.3	7.3	(2)(14)
		First lien senior secured revolving loan ($1.3 par due 10/2021)	6.25% (Libor + 3.75%/M)	2/8/2018	1.3	1.3	(2)(14)

					9.0	9.0

					14.9	13.8		0.19%

Retail

Paper Source, Inc. and Pine Holdings, Inc.(18)	Retailer of fine and artisanal paper products	First lien senior secured revolving loan ($0.7 par due 9/2019)	10.50% (Base Rate + 5.00%/M)	9/23/2013	0.7	0.7	(2)(14)
		First lien senior secured loan ($9.3 par due 9/2019)	8.85% (Libor + 6.25%/Q)	9/23/2013	9.3	9.3	(4)(14)
		Class A common stock (36,364 shares)		9/23/2013	6.0	3.0	(2)

					16.0	13.0

					16.0	13.0		0.18%

Commercial Real Estate Financial

ACAS Real Estate Holdings Corporation(7)	Real estate holding company	Common stock (1,000 shares)		1/3/2017	2.6	2.6

NECCO Realty Investments LLC(7)	Real estate holding company	Membership units (7,450 units)		1/3/2017	—	—

					2.6	2.6		0.04%

Housing and Building Materials

Halex Holdings, Inc.(7)(18)	Manufacturer of flooring installation products	First lien senior secured revolving loan ($1.9 par due 12/2018)		1/24/2017	1.9	—
		Common stock (51,853 shares)		1/3/2017	—	—

					1.9	—

					1.9	—		—%

Printing, Publishing and Media

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	—	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	—

					1.1	—		—%

Total Investments					13,440.1	13,063.6		178.02%

Derivative Instruments

Foreign currency forward contracts

Description	Notional Amount to be Purchased	Notional Amount to be sold		Counterparty	Settlement Date	Unrealized Appreciation / (Depreciation)
Foreign currency forward contract	$3	CAD	5	Bank of Montreal	4/5/2019	$—
Foreign currency forward contract	$7	CAD	9	Bank of Montreal	4/5/2019	—
Foreign currency forward contract	$17		€15	Bank of Montreal	4/10/2019	—
Foreign currency forward contract	$89		£69	Bank of Montreal	5/17/2019	(1)

Total						$(1)

Interest rate swap

Description	Payment Terms		Counterparty	Maturity Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation / (Depreciation)
Interest rate swap	Pay Fixed 2.0642%	Receive Floating One-Month Libor of 2.5%	Bank of Montreal	January 4, 2021	395	$1.7	$—	$2

Total								$2

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of March 31, 2019 represented 178% of the Company's net assets or 94% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5).

(5)
Investments without an interest rate are non-income producing

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions as of and during the three months ended March 31, 2019 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

	For the Three Months Ended March 31, 2019									As of March 31, 2019
	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
(in millions) Company										Fair Value
Blue Angel Buyer 1, LLC and Blue Angel Holdco, LLC	$20.4	$1.1	$—	$0.2	$0.3	$0.2	$—	$—	$(0.2)	$19.4
Blue Wolf Capital Fund II, L.P.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2.5
Bragg Live Food Products, LLC and SPC Investment Co., L.P.	$51.9	$—	$—	$0.2	$1.3	$—	$—	$—	$(0.4)	$51.4
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	$11.0	$0.1	$—	$0.9	$0.3	$—	$—	$—	$(0.3)	$49.6
ESCP PPG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$0.4	$2.8
European Capital UK SME Debt LP	$1.6	$—	$—	$—	$—	$0.6	$—	$—	$(1.5)	$39.6
Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ioxus, Inc.	$—	$—	$—	$0.1	$—	$—	$—	$—	$—	$7.1
NSI Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Panda Temple Power, LLC and T1 Power Holdings LLC	$—	$—	$—	$0.3	$—	$—	$—	$—	$(0.7)	$21.5
Partnership Capital Growth Fund I, L.P.	$—	$—	$—	$—	$—	$—	$—	$—	$(0.1)	$—
PCG-Ares Sidecar Investment II, L.P.	$—	$—	$—	$—	$—	$—	$—	$—	$(0.6)	$16.8
PCG-Ares Sidecar Investment, L.P.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4.4
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$8.2	$—	$—	$—	$—	$—	$—	$(0.1)	$—
PIH Corporation and Primrose Holding Corporation	$—	$—	$1.6	$—	$—	$—	$—	$—	$(0.3)	$23.7
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$3.1	$—	$—	$—	$—	$(2.9)	$78.6
UL Holding Co., LLC	$—	$—	$—	$0.9	$—	$—	$—	$—	$(0.1)	$43.0

	$84.9	$9.4	$1.6	$5.7	$1.9	$0.8	$—	$—	$(6.8)	$360.4

(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions as of and during the three months ended March 31, 2019 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

	For the Three Months Ended March 31, 2019									As of March 31, 2019
	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
(in millions) Company										Fair Value
ACAS Equity Holdings Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.4
ACAS Real Estate Holdings Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$0.7	$2.6
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$—	$—	$—	$(0.1)	$—	$—	$—	$—	$(2.0)	$4.1
CoLTs 2005-1 Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
CoLTs 2005-2 Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
CSHM LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Eckler Industries, Inc. and Eckler Purchaser LLC	$1.5	$—	$—	$0.6	$—	$—	$—	$—	$(2.7)	$22.2
ETG Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Halex Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1
Imaging Business Machines, L.L.C. and Scanner Holdings Corporation	$—	$—	$—	$0.6	$—	$—	$0.2	$—	$(1.1)	$23.6
Ivy Hill Asset Management, L.P.	$—	$—	$—	$—	$—	$15.0	$—	$—	$16.1	$534.0
Joyce Lane Capital LLC and Joyce Lane Financing SPV LLC (fka Ciena Capital LLC)	$—	$—	$—	$—	$—	$—	$—	$—	$(0.2)	$3.7
LLSC Holdings Corporation (dba Lawrence Merchandising Services)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.4
Montgomery Lane, LLC and Montgomery Lane, Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Navisun LLC and Navisun Holdings LLC	$20.4	$—	$—	$0.6	$0.3	$0.1	$—	$—	$0.2	$49.1
NECCO Holdings, Inc. and New England Confectionery Company, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4.6
NECCO Realty Investments LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.4
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rug Doctor, LLC and RD Holdco Inc.	$—	$—	$—	$0.5	$—	$—	$—	$—	$(6.7)	$21.3
S Toys Holdings LLC (fka The Step2 Company, LLC)	$—	$—	$—	$—	$—	$—	$—	$—	$(0.1)	$0.3
Senior Direct Lending Program, LLC	$141.8	$1.6	$—	$27.2	$3.5	$—	$—	$—	$—	$791.9
Singer Sewing Company, SVP-Singer Holdings, LLC and SVP-Singer Holdings LP	$13.0	$5.2	$—	$4.6	$—	$—	$—	$—	$(8.1)	$235.3
Soil Safe, Inc. and Soil Safe Acquisition Corp.	$—	$1.0	$—	$3.9	$—	$—	$0.1	$—	$5.0	$127.9
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	$176.7	$7.8	$—	$37.9	$3.8	$15.1	$0.3	$—	$1.1	$1,821.9

*
Together with Varagon Capital Partners ("Varagon") and its clients, the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4).
(8)
This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets. Pursuant to Section 55(a) of the Investment Company Act 15% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of March 31, 2019.

(9)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(10)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $69.5 in aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and

  "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(11)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $38.6 in aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(12)
The Company sold a participating interest of approximately $1.7 in aggregate principal amount of the portfolio company's first lien senior secured term loan. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Company recorded a corresponding $1.7 secured borrowing included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

(13)
Loan was on non-accrual status as of March 31, 2019.

(14)
Loan includes interest rate floor feature.

(15)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(16)
As of March 31, 2019, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 for further information on letters of credit commitments related to certain portfolio companies.

(17)
As of March 31, 2019, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 for further information on letters of credit commitments related to certain portfolio companies.

(18)
As of March 31, 2019, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
1A Smart Start LLC	$3.5	$(0.9)	$2.6	$—	$—	$2.6
42 North Dental, LLC	5.0	—	5.0	—	—	5.0
A.U.L. Corp.	1.2	—	1.2	—	—	1.2
Accommodations Plus Technologies LLC	4.1	—	4.1	—	—	4.1
Achilles Acquisition LLC	12.4	—	12.4	—	—	12.4
ADCS Clinics Intermediate Holdings, LLC	5.0	(1.3)	3.7	—	—	3.7
ADF Pizza I, LLC	1.3	—	1.3	—	—	1.3
ADG, LLC	13.7	(13.7)	—	—	—	—
Alcami Corporation	29.0	(3.5)	25.5	—	—	25.5
Alera Group Intermediate Holdings, Inc.	31.9	—	31.9	—	—	31.9
AMCP Clean Intermediate, LLC	6.1	(1.5)	4.6	—	—	4.6
American Academy Holdings, LLC	7.0	(0.9)	6.1	—	—	6.1
AMZ Holding Corp.	3.4	—	3.4	—	—	3.4
Apex Clean Energy Holdings, LLC	5.0	(5.0)	—	—	—	—
Apptio, Inc.	4.2	—	4.2	—	—	4.2
Athenahealth, Inc.	33.1	—	33.1	—	—	33.1
Avetta, LLC	7.0	—	7.0	—	—	7.0
Bambino CI Inc.	9.6	(2.3)	7.3	—	—	7.3
Blue Angel Buyer 1, LLC	8.6	—	8.6	—	—	8.6
Blue Campaigns Intermediate Holding Corp.	3.0	—	3.0	—	—	3.0
Bragg Live Food Products LLC	4.4	—	4.4	—	—	4.4
Cadence Aerospace, LLC	14.3	(4.0)	10.3	—	—	10.3
Capstone Logistics Acquisition, Inc.	2.0	(0.8)	1.2	—	—	1.2
Care Hospice, Inc.	2.3	(1.2)	1.1	—	—	1.1
CB Trestles OpCo, LLC	32.2	(4.0)	28.2	—	—	28.2
CCS-CMGC Holdings, Inc.	12.0	(9.5)	2.5	—	—	2.5
Center for Autism and Related Disorders, LLC	8.5	(0.4)	8.1	—	—	8.1
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Chesapeake Research Review, LLC	5.8	—	5.8	—	—	5.8
Clearwater Analytics, LLC	5.0	—	5.0	—	—	5.0
Command Alkon Incorporated	6.3	(4.2)	2.1	—	—	2.1
Comprehensive EyeCare Partners, LLC	3.7	(0.4)	3.3	—	—	3.3
Corepoint Health, LLC	4.3	—	4.3	—	—	4.3

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Cozzini Bros., Inc.	15.0	(3.5)	11.5	—	—	11.5
Crown Health Care Laundry Services, Inc.	13.0	(0.9)	12.1	—	—	12.1
CST Buyer Company	4.2	—	4.2	—	—	4.2
D4C Dental Brands, Inc.	5.0	—	5.0	—	—	5.0
DCA Investment Holding, LLC	5.8	(0.1)	5.7	—	—	5.7
DecoPac, Inc.	8.1	—	8.1	—	—	8.1
DFC Global Facility Borrower II LLC	115.0	(94.6)	20.4	—	—	20.4
DGH Borrower LLC	17.2	—	17.2	—	—	17.2
Display Holding Company, Inc., Saldon Holdings, Inc. and Fastsigns Holdings Inc.	2.3	(0.1)	2.2	—	—	2.2
Dorner Holding Corp.	3.3	—	3.3	—	—	3.3
Doxim Inc.	1.2	—	1.2	—	—	1.2
DRB Holdings, LLC	9.9	(5.3)	4.6	—	—	4.6
DTI Holdco, Inc.	8.8	(2.2)	6.6	—	—	6.6
Eckler Industries, Inc.	5.6	(2.8)	2.8	(2.8)	—	—
Emergency Communications Network, LLC	6.5	—	6.5	—	—	6.5
Emerus Holdings, Inc.	4.5	—	4.5	—	—	4.5
EN Engineering, L.L.C.	5.0	—	5.0	—	—	5.0
Entertainment Partners, LLC	28.0	—	28.0	—	—	28.0
Episerver, Inc.	10.3	—	10.3	—	—	10.3
ExteNet Systems, Inc.	2.0	(0.8)	1.2	—	—	1.2
Ferraro Fine Foods Corp.	9.8	(0.8)	9.0	—	—	9.0
Flinn Scientific, Inc.	10.0	—	10.0	—	—	10.0
Flow Control Solutions, Inc.	14.4	—	14.4	—	—	14.4
FM:Systems Group, LLC	1.5	—	1.5	—	—	1.5
Foundation Risk Partners, Corp.	15.8	(3.6)	12.2	—	—	12.2
Frontline Technologies Intermediate Holdings, LLC	6.5	—	6.5	—	—	6.5
FS Squared Holding Corp.	11.2	—	11.2	—	—	11.2
FWR Holding Corporation	3.3	(0.6)	2.7	—	—	2.7
Garden Fresh Restaurant Corp.	7.5	(3.5)	4.0	—	—	4.0
GB Auto Service, Inc.	34.4	—	34.4	—	—	34.4
Genesis Acquisition Co.	9.5	—	9.5	—	—	9.5
GraphPAD Software, LLC	1.1	—	1.1	—	—	1.1
GTCR-Ultra Holdings III, LLC and GTCR-Ultra Holdings LLC	2.0	—	2.0	—	—	2.0
HAI Acquisition Corporation	19.0	—	19.0	—	—	19.0
Halex Holdings, Inc.	2.0	(1.9)	0.1	—	—	0.1
Harvey Tool Company, LLC	28.1	(0.5)	27.6	—	—	27.6
Help/Systems Holdings, Inc.	5.0	—	5.0	—	—	5.0
Hometown Food Company	3.9	(0.2)	3.7	—	—	3.7
Hygiena Borrower LLC	12.4	(0.2)	12.2	—	—	12.2
IMIA Holdings, Inc.	9.9	(0.4)	9.5	—	—	9.5
Infilaw Corporation	6.2	(6.2)	—	—	—	—
Infinite Electronics International, Inc.	3.0	—	3.0	—	—	3.0
Infogix, Inc.	5.3	—	5.3	—	—	5.3
IntraPac International LLC	20.3	(3.3)	17.0	—	—	17.0
Invoice Cloud, Inc.	18.3	—	18.3	—	—	18.3
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
JDC Healthcare Management, LLC	9.8	(1.6)	8.2	—	—	8.2
Jim N Nicks Management LLC	9.7	(2.8)	6.9	—	—	6.9
Joyce Lane Financing SPV LLC	1.3	—	1.3	—	—	1.3
Kaufman, Hall & Associates, LLC	8.0	(0.5)	7.5	—	—	7.5
KBHS Acquisition, LLC (d/b/a Alita Care, LLC)	5.0	(4.9)	0.1	—	—	0.1
Key Surgical LLC	2.8	—	2.8	—	—	2.8
KHC Holdings, Inc.	6.9	(0.4)	6.5	—	—	6.5
Labstat International Inc.	3.8	—	3.8	—	—	3.8
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Liaison Acquisition, LLC	3.9	—	3.9	—	—	3.9
Lone Wolf Real Estate Technologies Inc.	3.0	—	3.0	—	—	3.0
Mac Lean-Fogg Company	8.4	—	8.4	—	—	8.4
Magento, Inc.	7.5	(0.2)	7.3	—	—	7.3
Masergy Holdings, Inc.	2.5	—	2.5	—	—	2.5
Massage Envy, LLC	7.7	—	7.7	—	—	7.7

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Mavis Tire Express Services Corp.	23.3	—	23.3	—	—	23.3
MB2 Dental Solutions, LLC	4.6	(1.9)	2.7	—	—	2.7
McKenzie Sports Products, LLC	4.5	(1.4)	3.1	—	—	3.1
Ministry Brands, LLC	25.4	—	25.4	—	—	25.4
Movati Athletic (Group) Inc.	2.4	—	2.4	—	—	2.4
MSHC, Inc.	22.9	(1.7)	21.2	—	—	21.2
Murchison Oil and Gas, LLC	10.0	—	10.0	—	—	10.0
MW Dental Holding Corp.	15.2	(6.0)	9.2	—	—	9.2
National Intergovernmental Purchasing Alliance Company	9.0	—	9.0	—	—	9.0
Navisun LLC	16.5	—	16.5	—	—	16.5
NECCO Holdings, Inc.	25.0	(19.9)	5.1	(5.1)	—	—
NM GRC HOLDCO, LLC	1.4	—	1.4	—	—	1.4
NMC Skincare Intermediate Holdings II, LLC	15.7	(1.6)	14.1	—	—	14.1
NMN Holdings III Corp	12.5	—	12.5	—	—	12.5
Nordco Inc.	12.5	(2.6)	9.9	—	—	9.9
NSM Sub Holdings Corp.	5.0	—	5.0	—	—	5.0
NueHealth Performance, LLC	7.0	—	7.0	—	—	7.0
OTG Management, LLC	16.0	(10.0)	6.0	—	—	6.0
Paper Source, Inc.	2.5	(0.7)	1.8	—	—	1.8
Park Place Technologies, LLC	5.4	—	5.4	—	—	5.4
Pathway Vet Alliance LLC	85.7	(0.5)	85.2	—	—	85.2
PDI TA Holdings, Inc.	16.8	—	16.8	—	—	16.8
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
Perforce Software, Inc.	1.4	—	1.4	—	—	1.4
Phylogeny, LLC and Conversant Biologics, LLC (fka WSHP FC Acquisition LLC)	11.7	—	11.7	—	—	11.7
PIH Corporation	3.3	(1.0)	2.3	—	—	2.3
Practice Insight, LLC	2.9	—	2.9	—	—	2.9
Premise Health Holding Corp.	40.0	(3.0)	37.0	—	—	37.0
Project Silverback Holdings Corp.	6.5	—	6.5	—	—	6.5
Pyramid Management Advisors, LLC	5.5	(1.9)	3.6	—	—	3.6
QC Supply, LLC	10.0	(10.0)	—	—	—	—
R1 RCM Inc.	10.0	—	10.0	—	—	10.0
Radius Aerospace, Inc.	1.8	—	1.8	—	—	1.8
Raptor Technologies, LLC	10.1	—	10.1	—	—	10.1
RecoveryDirect Acquisition, L.L.C.	8.0	—	8.0	—	—	8.0
Retriever Medical/Dental Payments LLC	3.5	—	3.5	—	—	3.5
Revint Intermediate II, LLC	16.6	(10.3)	6.3	—	—	6.3
Rialto Management Group, LLC	1.0	—	1.0	—	—	1.0
RMP Group, Inc.	1.8	—	1.8	—	—	1.8
Salter Labs	1.7	(0.6)	1.1	—	—	1.1
Sanders Industries Holdings, Inc.	10.0	—	10.0	—	—	10.0
SCM Insurance Services Inc.	4.0	(4.0)	—	—	—	—
SCSG EA Acquisition Company, Inc.	4.0	(0.2)	3.8	—	—	3.8
SecurAmerica, LLC	18.6	—	18.6	—	—	18.6
Securelink, Inc	3.0	—	3.0	—	—	3.0
Severin Acquisition, LLC	9.0	(1.9)	7.1	—	—	7.1
SFE Intermediate HoldCo LLC	10.2	—	10.2	—	—	10.2
Shift PPC LLC	4.4	—	4.4	—	—	4.4
Sigma Electric Manufacturing Corporation	10.0	(2.6)	7.4	—	—	7.4
Singer Sewing Company	90.0	(85.7)	4.3	—	—	4.3
SiroMed Physician Services, Inc.	7.1	(2.9)	4.2	—	—	4.2
Siteworx, LLC	1.5	(1.5)	—	—	—	—
SM Wellness Holdings, Inc.	10.5	—	10.5	—	—	10.5
Soil Safe, Inc.	10.5	(3.6)	6.9	—	—	6.9
Sonny's Enterprises, LLC	3.6	(1.7)	1.9	—	—	1.9
Sovos Brands Intermediate, Inc.	4.3	—	4.3	—	—	4.3
SpareFoot, LLC	1.4	(0.3)	1.1	—	—	1.1
Spectra Finance, LLC	24.1	(4.9)	19.2	—	—	19.2
St. Croix Acquisition Corp.	2.0	—	2.0	—	—	2.0
Storm UK Holdco Limited and Storm US Holdco Inc.	1.1	—	1.1	—	—	1.1
Sunshine Sub, LLC	5.8	—	5.8	—	—	5.8

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Symmetry Surgical Inc.	3.1	—	3.1	—	—	3.1
Synergy HomeCare Franchising, LLC	4.2	—	4.2	—	—	4.2
Taymax Group Holdings, LLC	3.2	(0.6)	2.6	—	—	2.6
TDG Group Holding Company	14.6	(0.1)	14.5	—	—	14.5
Teasdale Foods, Inc.	0.8	(0.2)	0.6	—	—	0.6
Telestream Holdings Corporation	2.3	(0.1)	2.2	—	—	2.2
Teligent, Inc.	22.8	—	22.8	—	—	22.8
The Ultimus Group Midco, LLC	6.9	—	6.9	—	—	6.9
Tidi Products, LLC	2.3	—	2.3	—	—	2.3
Total Community Options, Inc.	4.2	—	4.2	—	—	4.2
Touchstone Acquisition, Inc.	11.2	—	11.2	—	—	11.2
TowerCo Finance LLC	17.0	(9.0)	8.0	—	—	8.0
TU BidCo, Inc.	18.5	(0.1)	18.4	—	—	18.4
U.S. Acute Care Solutions, LLC	1.7	—	1.7	—	—	1.7
United Digestive MSO Parent, LLC	17.2	—	17.2	—	—	17.2
Urgent Cares of America Holdings I, LLC	10.0	—	10.0	—	—	10.0
Utility Pipeline, LTD.	3.0	—	3.0	—	—	3.0
Vela Trading Technologies LLC	3.5	(0.5)	3.0	—	—	3.0
Verscend Holding Corp.	22.5	—	22.5	—	—	22.5
Visual Edge Technology, Inc.	0.8	—	0.8	—	—	0.8
VLS Recovery Services, LLC	20.6	(4.1)	16.5	—	—	16.5
VRC Companies, LLC	5.7	(1.0)	4.7	—	—	4.7
WatchFire Enterprises, Inc.	2.0	—	2.0	—	—	2.0
West Dermatology, LLC	14.2	(5.0)	9.2	—	—	9.2
WIRB—Copernicus Group, Inc.	3.0	—	3.0	—	—	3.0
Woodstream Group, Inc.	4.7	0.1	4.8	—	—	4.8
Worldwide Facilities LLC	1.3	(0.4)	0.9	—	—	0.9
Wrench Group LLC	2.8	0.1	2.9	—	—	2.9
XIFIN, Inc.	4.6	—	4.6	—	—	4.6
Zemax Software Holdings, LLC	4.1	—	4.1	—	—	4.1
Zywave, Inc.	11.5	(6.3)	5.2	—	—	5.2

	$1,871.7	$(405.2)	$1,466.5	$(7.9)	$—	$1,458.6

(20)
As of March 31, 2019, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

(in millions) Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.9)	$0.1	$—	$0.1
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(12.4)	37.6	(37.6)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(2.0)	—	—	—
European Capital UK SME Debt LP	58.4	(50.1)	8.3	(8.3)	—

	$115.4	$(69.4)	$46.0	$(45.9)	$0.1

(21)
As of March 31, 2019, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $57.7. See Note 4 for more information on the SDLP.

(22)
Other than the investments noted by this footnote, the fair value of the Company's investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 8 for more information regarding the fair value of the Company's investments.

(23)
As of March 31, 2019, the net estimated unrealized loss for federal tax purposes was $0.6 billion based on a tax cost basis of $13.6 billion. As of March 31, 2019, the estimated aggregate gross unrealized loss for federal income tax purposes was $0.9 billion and the estimated aggregate gross unrealized gain for federal income tax purposes was $0.3 billion.

ARES CAPITAL CORPORATION AND SUBSIDIARIES
CONSOLIDATED SCHEDULE OF INVESTMENTS
As of December 31, 2018
(dollar amounts in millions)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Healthcare Services
Absolute Dental Management LLC and ADM Equity, LLC	Dental services provider	First lien senior secured loan ($19.1 par due 1/2022)		1/5/2016	$19.1	$11.8	(2)(13)
		First lien senior secured loan ($5.1 par due 1/2022)		1/5/2016	5.1	3.1	(4)(13)
		Class A preferred units (4,000,000 units)		1/5/2016	4.0	—	(2)
		Class A common units (4,000,000 units)		1/5/2016	—	—	(2)

					28.2	14.9

Acessa Health Inc. (fka HALT Medical, Inc.)	Medical supply provider	Common stock (569,823 shares)		6/22/2017	0.1	—

ADCS Billings Intermediate Holdings, LLC(18)	Dermatology practice	First lien senior secured revolving loan ($1.3 par due 5/2022)	10.25% (Base Rate + 4.75%/Q)	5/18/2016	1.3	1.2	(2)(14)

ADG, LLC and RC IV GEDC Investor LLC(18)	Dental services provider	First lien senior secured revolving loan ($3.1 par due 9/2022)	7.27% (Libor + 4.75%/M)	9/28/2016	3.1	3.0	(2)(14)
		First lien senior secured revolving loan ($8.1 par due 9/2022)	9.25% (Base Rate + 3.75%/M)	9/28/2016	8.1	7.8	(2)(14)
		Second lien senior secured loan ($87.5 par due 3/2024)	11.88% (Libor + 9.00%/Q)	9/28/2016	87.5	77.0	(2)(14)
		Membership units (3,000,000 units)		9/28/2016	3.0	1.0	(2)

					101.7	88.8

Air Medical Group Holdings, Inc. and Air Medical Buyer Corp.	Emergency air medical services provider	Senior subordinated loan ($182.7 par due 3/2026)	10.38% (Libor + 7.88%/M)	3/14/2018	182.7	182.7	(2)(14)
		Warrant to purchase up to 115,733 units of common stock (expires 3/2028)		3/14/2018	0.9	1.6	(2)

					183.6	184.3

Alcami Corporation and ACM Holdings I, LLC(18)	Outsourced drug development services provider	First lien senior secured revolving loan ($1.8 par due 7/2023)	6.26% (Libor + 3.75%/M)	7/12/2018	1.8	1.8	(2)(14)
		First lien senior secured revolving loan ($1.7 par due 7/2023)	6.21% (Libor + 3.75%/M)	7/12/2018	1.7	1.7	(2)(14)
		First lien senior secured loan ($30.1 par due 7/2025)	6.71% (Libor + 4.25%/M)	7/12/2018	30.0	29.8	(3)(14)
		Second lien senior secured loan ($77.5 par due 7/2026)	10.51% (Libor + 8.00%/M)	7/12/2018	76.8	76.0	(2)(14)
		Common units (3,269,900 units)		7/12/2018	32.7	26.1	(2)

					143.0	135.4

Alteon Health, LLC	Provider of physician management services	First lien senior secured loan ($3.0 par due 9/2022)	9.02% (Libor + 6.50%/M)	5/15/2017	3.0	2.5	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
American Academy Holdings, LLC(18)	Provider of education, training, certification, networking, and consulting services to medical coders and other healthcare professionals	First lien senior secured revolving loan ($0.9 par due 12/2022)	9.05% (Libor + 6.25%/Q)	12/15/2017	0.9	0.9	(2)(14)
		First lien senior secured loan ($85.8 par due 12/2022)	9.05% (Libor + 6.25%/Q)	12/15/2017	85.8	85.8	(2)(14)
		First lien senior secured loan ($92.4 par due 12/2022)	9.05% (Libor + 6.25%/Q)	12/15/2017	92.4	92.4	(3)(14)
		Senior subordinated loan ($79.9 par due 6/2023)	16.33% (Libor + 8.00% Cash, 6.00% PIK/Q)	12/15/2017	79.9	79.9	(2)(14)

					259.0	259.0

Bambino CI Inc.(18)	Manufacturer and provider of single-use obstetrics products	First lien senior secured revolving loan ($0.3 par due 12/2023)	7.93% (Libor + 5.50%/M)	10/17/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($2.5 par due 12/2024)	8.02% (Libor + 5.50%/M)	10/17/2017	2.5	2.5	(2)(14)
		First lien senior secured loan ($30.9 par due 12/2024)	8.02% (Libor + 5.50%/M)	10/17/2017	30.9	30.9	(3)(14)
					33.7	33.7

Care Hospice, Inc(18)	Provider of hospice services	First lien senior secured revolving loan ($0.3 par due 4/2022)	7.22% (Libor + 4.75%/M)	2/8/2018	0.3	0.3	(2)(14)(17)

CCS-CMGC Holdings, Inc.(18)	Correctional facility healthcare operator	First lien senior secured revolving loan ($1.9 par due 10/2023)	8.02% (Libor + 5.50%/M)	10/1/2018	1.9	1.8	(2)(14)(17)
		First lien senior secured loan ($35.0 par due 10/2025)	8.02% (Libor + 5.50%/M)	9/25/2018	34.7	34.8	(3)(14)

					36.6	36.6

Center for Autism and Related Disorders, LLC(18)	Autism treatment and services provider specializing in applied behavior analysis therapy	First lien senior secured revolving loan	—	11/21/2018	—	—	(16)

Comprehensive EyeCare Partners, LLC(18)	Vision care practice management company	First lien senior secured revolving loan ($0.2 par due 2/2024)	9.00% (Base Rate + 3.50%/Q)	2/14/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($2.4 par due 2/2024)	7.30% (Libor + 4.50%/Q)	2/14/2018	2.4	2.4	(2)(14)
		First lien senior secured loan ($5.4 par due 2/2024)	7.30% (Libor + 4.50%/Q)	2/14/2018	5.4	5.4	(2)(14)

					8.0	8.0

CSHM LLC(7)	Dental services provider	Class A membership units (1,979 units)		1/3/2017	—	—

D4C Dental Brands HoldCo, Inc. and Bambino Group Holdings, LLC(18)	Dental services provider	First lien senior secured revolving loan ($3.3 par due 12/2022)	10.75% (Base Rate + 5.25%/Q)	12/21/2016	3.3	3.3	(2)(14)
		Class A preferred units (1,000,000 units)		12/21/2016	1.0	1.3	(2)

					4.3	4.6

Datix Bidco Limited(8)	Global healthcare software company that provides software solutions for patient safety and risk management	First lien senior secured loan ($5.8 par due 4/2025)	7.28% (Libor + 4.50%/S)	4/27/2018	5.7	5.8	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DCA Investment Holding, LLC(18)	Multi-branded dental practice management	First lien senior secured revolving loan ($0.4 par due 7/2021)	9.75% (Base Rate + 4.25%/Q)	7/2/2015	0.4	0.4	(2)(14)(17)
		First lien senior secured loan ($18.5 par due 7/2021)	8.05% (Libor + 5.25%/Q)	7/2/2015	18.5	18.5	(4)(14)

					18.9	18.9

Emerus Holdings, Inc.(18)	Freestanding 24-hour emergency care micro-hospitals operator	First lien senior secured revolving loan ($3.0 par due 9/2020)	7.31% (Libor + 4.50%/Q)	3/14/2017	3.0	2.9	(2)(14)
		First lien senior secured loan ($3.2 par due 9/2021)	7.31% (Libor + 4.50%/Q)	3/14/2017	2.9	3.1	(2)(14)

					5.9	6.0

GHX Ultimate Parent Corporation, Commerce Parent, Inc. and Commerce Topco, LLC	On-demand supply chain automation solutions provider to the healthcare industry	Second lien senior secured loan ($34.5 par due 6/2025)	10.81% (Libor + 8.00%/Q)	6/30/2017	34.2	34.5	(2)(14)
		Series A preferred stock (110,425 shares)	13.55% PIK (Libor + 10.75%/Q)	6/30/2017	133.5	133.5	(2)(14)
		Class A units (14,013,303 units)		6/30/2017	14.0	16.9	(2)

					181.7	184.9

Greenphire, Inc. and RMCF III CIV XXIX, L.P	Software provider for clinical trial management	Limited partnership interest (99.90% interest)		12/19/2014	1.0	3.0	(2)

Hygiena Borrower LLC(18)	Adenosine triphosphate testing technology provider	First lien senior secured revolving loan	—	8/26/2016	—	—	(16)
		First lien senior secured loan ($9.5 par due 8/2022)	6.80% (Libor + 4.00%/Q)	6/29/2018	9.5	9.4	(2)(14)
		Second lien senior secured loan ($11.1 par due 8/2023)	10.55% (Libor + 7.75%/Q)	6/29/2018	11.1	11.0	(2)(14)
		Second lien senior secured loan ($0.6 par due 8/2023)	10.55% (Libor + 7.75%/Q)	6/29/2018	0.6	0.6	(2)(14)
		Second lien senior secured loan ($10.0 par due 8/2023)	10.55% (Libor + 7.75%/Q)	8/26/2016	10.0	9.9	(2)(14)
		Second lien senior secured loan ($10.7 par due 8/2023)	10.55% (Libor + 7.75%/Q)	2/27/2017	10.7	10.6	(2)(14)

					41.9	41.5

JDC Healthcare Management, LLC(18)	Dental services provider	First lien senior secured revolving loan ($0.8 par due 4/2022)	12.25% (Base Rate + 6.75%/Q)	4/10/2017	0.8	0.8	(2)(14)
		First lien senior secured loan ($4.1 par due 4/2023)	10.01% (Libor + 7.75%/A)	4/10/2017	4.1	4.1	(2)(14)
		First lien senior secured loan ($9.9 par due 4/2023)	10.27% (Libor + 7.75%/M)	4/10/2017	9.9	9.7	(2)(14)
		First lien senior secured loan ($19.7 par due 4/2023)	10.27% (Libor + 7.75%/M)	4/10/2017	19.7	19.3	(4)(14)

					34.5	33.9

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
KBHS Acquisition, LLC (d/b/a Alita Care, LLC)(18)	Provider of behavioral health services	First lien senior secured revolving loan ($0.2 par due 3/2022)	7.38% (Libor + 5.00%/M)	3/17/2017	0.2	0.2	(2)(14)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	7.42% (Libor + 5.00%/M)	3/17/2017	0.3	0.3	(2)(14)
		First lien senior secured revolving loan ($0.8 par due 3/2022)	7.46% (Libor + 5.00%/M)	3/17/2017	0.8	0.8	(2)(14)
		First lien senior secured revolving loan ($0.6 par due 3/2022)	7.47% (Libor + 5.00%/M)	3/17/2017	0.6	0.6	(2)(14)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	7.50% (Libor + 5.00%/M)	3/17/2017	0.3	0.3	(2)(14)
		First lien senior secured revolving loan ($0.3 par due 3/2022)	7.43% (Libor + 5.00%/M)	3/17/2017	0.3	0.3	(2)(14)
		First lien senior secured revolving loan ($2.1 par due 3/2022)	7.52% (Libor + 5.00%/M)	3/17/2017	2.1	2.0	(2)(14)

					4.6	4.5

Key Surgical LLC(18)	Provider of sterile processing, operating room and instrument care supplies for hospitals	First lien senior secured loan ($17.0 par due 6/2023)	5.75% (EURIBOR + 4.75%/Q)	6/1/2017	16.6	17.0	(2)(14)
		First lien senior secured loan ($9.3 par due 6/2023)	7.28% (Libor + 4.75%/Q)	10/31/2018	9.3	9.3	(2)(14)

					25.9	26.3

MB2 Dental Solutions, LLC(18)	Dental services provider	First lien senior secured revolving loan ($2.7 par due 9/2023)	9.25% (Base Rate + 3.75%/Q)	9/29/2017	2.7	2.7	(2)(14)
		First lien senior secured loan ($5.8 par due 9/2023)	7.57% (Libor + 4.75%/Q)	9/29/2017	5.8	5.8	(2)(14)

					8.5	8.5

MCH Holdings, Inc. and MC Acquisition Holdings I, LLC	Healthcare professional provider	First lien senior secured loan ($25.7 par due 1/2020)	7.96% (Libor + 5.50%/M)	7/26/2017	25.7	25.7	(2)(14)
		First lien senior secured loan ($26.2 par due 1/2020)	8.02% (Libor + 5.50%/M)	7/26/2017	26.2	26.2	(2)(14)
		First lien senior secured loan ($39.6 par due 1/2020)	7.96% (Libor + 5.50%/M)	7/26/2017	39.6	39.6	(3)(14)
		First lien senior secured loan ($40.5 par due 1/2020)	8.02% (Libor + 5.50%/M)	7/26/2017	40.5	40.5	(3)(14)
		First lien senior secured loan ($9.0 par due 1/2020)	7.96% (Libor + 5.50%/M)	7/26/2017	9.0	9.0	(4)(14)
		First lien senior secured loan ($9.2 par due 1/2020)	8.02% (Libor + 5.50%/M)	7/26/2017	9.2	9.2	(4)(14)
		Class A units (1,438,643 shares)		1/17/2014	1.5	1.2	(2)

					151.7	151.4

MW Dental Holding Corp.(18)	Dental services provider	First lien senior secured revolving loan ($7.0 par due 4/2021)	9.27% (Libor + 6.75%/Q)	4/12/2011	7.0	7.0	(2)(14)
		First lien senior secured loan ($16.9 par due 4/2021)	9.27% (Libor + 6.75%/Q)	3/19/2018	16.9	16.9	(2)(14)
		First lien senior secured loan ($104.5 par due 4/2021)	9.27% (Libor + 6.75%/Q)	4/12/2011	104.5	104.5	(3)(14)
		First lien senior secured loan ($19.1 par due 4/2021)	9.27% (Libor + 6.75%/Q)	4/12/2011	19.1	19.1	(4)(14)

					147.5	147.5

My Health Direct, Inc.	Healthcare scheduling exchange software solution provider	Warrant to purchase up to 4,548 shares of Series D preferred stock (expires 9/2024)		9/18/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
New Trident Holdcorp, Inc. and Trident Holding Company, LLC	Outsourced mobile diagnostic healthcare service provider	Second lien senior secured loan ($24.9 par due 7/2022)		8/1/2013	19.4	5.0	(2)(13)
		Second lien senior secured loan ($78.4 par due 7/2020)		8/1/2013	67.8	—	(2)(13)
		Senior subordinated loan ($9.1 par due 7/2020)		11/29/2017	8.8	—	(2)(13)

					96.0	5.0

NMC Skincare Intermediate Holdings II, LLC(18)	Developer, manufacturer and marketer of skincare products	First lien senior secured loan ($24.9 par due 10/2024)	7.27% (Libor + 4.75%/M)	10/31/2018	24.9	24.6	(3)(14)

NMN Holdings III Corp. and NMN Holdings LP(18)	Provider of complex rehab technology solutions for patients with mobility loss	Partnership units (30,000 units)		11/13/2018	3.0	2.9	(2)

NMSC Holdings, Inc. and ASP NAPA Holdings, LLC	Anesthesia management services provider	Second lien senior secured loan ($72.8 par due 10/2023)	12.59% (Libor + 10.00%/Q)	4/19/2016	72.8	71.3	(2)(14)
		Class A units (25,277 units)		4/19/2016	2.5	1.2	(2)

					75.3	72.5

Nodality, Inc.	Biotechnology company	First lien senior secured loan ($3.1 par due 8/2016)		11/12/2015	2.1	—	(2)(13)
		First lien senior secured loan ($14.7 par due 8/2016)		4/25/2014	9.7	—	(2)(13)
		Warrant to purchase up to 3,736,255 shares of common stock (expires 3/2026)		5/1/2016	—	—	(2)

					11.8	—

NSM Sub Holdings Corp.(18)	Provider of customized mobility, rehab and adaptive seating systems	First lien senior secured loan ($0.2 par due 10/2022)	6.66% (Libor + 4.25%/Q)	6/1/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($0.4 par due 10/2022)	6.73% (Libor + 4.25%/Q)	6/1/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($4.9 par due 10/2022)	7.05% (Libor + 4.25%/Q)	6/1/2018	4.9	4.9	(2)(14)

					5.5	5.5

nThrive, Inc. (fka Precyse Acquisition Corp.)	Provider of healthcare information management technology and services	Second lien senior secured loan ($10.0 par due 4/2023)	12.27% (Libor + 9.75%/M)	4/20/2016	9.8	9.8	(2)(14)

NueHealth Performance, LLC(18)	Developer, builder and manager of specialty surgical hospitals and ambulatory surgery centers	First lien senior secured loan ($1.5 par due 9/2023)	9.02% (Libor + 6.50%/M)	9/27/2018	1.5	1.5	(2)(14)
		First lien senior secured loan ($10.0 par due 9/2023)	9.02% (Libor + 6.50%/M)	9/27/2018	10.0	10.0	(2)(14)

					11.5	11.5

OmniSYS Acquisition Corporation, OmniSYS, LLC, and OSYS Holdings, LLC	Provider of technology-enabled solutions to pharmacies	Limited liability company membership interest (1.57%)		11/21/2013	1.0	0.8	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pathway Vet Alliance LLC(18)	Operator of freestanding veterinary hospitals	First lien senior secured loan ($264.5 par due 12/2024)	6.98% (Libor + 4.50%/M)	12/21/2018	261.8	261.8	(2)(14)
		Second lien senior secured loan ($175.1 par due 12/2025)	10.98% (Libor + 8.50%/Q)	12/21/2018	175.1	173.4	(2)(14)
		Preferred subscription units (1,507,384 units)		12/21/2018	4.9	4.9

					441.8	440.1

Patterson Medical Supply, Inc.	Distributor of rehabilitation supplies and equipment	Second lien senior secured loan ($78.0 par due 8/2023)	11.03% (Libor + 8.50%/Q)	9/2/2015	76.7	67.9	(2)(14)

PhyMED Management LLC	Provider of anesthesia services	Second lien senior secured loan ($47.2 par due 5/2021)	11.46% (Libor + 8.75%/Q)	12/18/2015	46.9	47.2	(2)(14)

Practice Insight, LLC(18)	Revenue cycle management provider to the emergency healthcare industry	First lien senior secured loan ($12.4 par due 8/2022)	7.52% (Libor + 5.00%/M)	8/23/2017	12.4	12.4	(4)(14)

Premise Health Holding Corp. and OMERS Bluejay Investment Holdings LP(18)	Provider of employer-sponsored onsite health and wellness clinics and pharmacies	First lien senior secured revolving loan ($6.0 par due 7/2023)	6.09% (Libor + 3.50%/S)	7/10/2018	6.0	5.9	(2)(14)
		First lien senior secured loan ($0.8 par due 7/2025)	6.55% (Libor + 3.75%/Q)	7/10/2018	0.8	0.8	(2)(14)
		First lien senior secured loan ($20.0 par due 7/2025)	6.55% (Libor + 3.75%/Q)	7/10/2018	19.9	19.8	(4)(14)
		Second lien senior secured loan ($67.1 par due 7/2026)	10.30% (Libor + 7.50%/Q)	7/10/2018	66.5	66.1	(2)(14)
		Class A units (9,775 units)		7/10/2018	9.8	9.8	(2)

					103.0	102.4

ProVation Medical, Inc.	Provider of documentation and coding software for GI physicians	First lien senior secured loan ($13.0 par due 3/2024)	9.42% (Libor + 7.00%/Q)	3/9/2018	12.8	13.0	(2)(14)

RecoveryDirect Acquisition, L.L.C.(18)	Outpatient physical therapy provider	First lien senior secured loan ($6.9 par due 1/2024)	6.77% (Libor + 4.25%/M)	1/3/2018	6.9	6.9	(2)(14)
		First lien senior secured loan ($14.8 par due 1/2024)	6.77% (Libor + 4.25%/M)	1/3/2018	14.8	14.8	(2)(14)
		First lien senior secured loan ($19.8 par due 1/2024)	6.77% (Libor + 4.25%/M)	1/3/2018	19.8	19.8	(4)(14)

					41.5	41.5

Respicardia, Inc.	Developer of implantable therapies to improve cardiovascular health	Warrant to purchase up to 99,094 shares of Series C preferred stock (expires 6/2022)		6/28/2012	—	—	(2)

Salter Labs(18)	Developer, manufacturer and supplier of consumable products for medical device customers	First lien senior secured revolving loan ($0.6 par due 3/2020)	6.76% (Libor + 4.25%/Q)	2/8/2018	0.6	0.6	(2)(14)(17)
		First lien senior secured revolving loan ($0.4 par due 3/2020)	7.05% (Libor + 4.25%/Q)	2/8/2018	0.4	0.4	(2)(14)(17)

					1.0	1.0

SCSG EA Acquisition Company, Inc.(18)	Provider of outsourced clinical services to hospitals and health systems	First lien senior secured revolving loan	—	9/1/2017	—	—	(16)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
SiroMed Physician Services, Inc. and SiroMed Equity Holdings, LLC(18)	Outsourced anesthesia provider	First lien senior secured loan ($17.4 par due 3/2024)	7.55% (Libor + 4.75%/Q)	3/26/2018	17.4	17.1	(3)(14)
		Common units (171,784 units)		3/26/2018	4.6	3.2	(2)

					22.0	20.3

SM Wellness Holdings, Inc. and SM Holdco, Inc.(18)	Breast cancer screening provider	First lien senior secured loan ($0.7 par due 8/2024)	8.02% (Libor + 5.50%/M)	8/1/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($7.1 par due 8/2024)	8.02% (Libor + 5.50%/M)	8/1/2018	7.1	7.1	(2)(14)
		Series A preferred stock (44,975 shares)	13.05% (Libor + 10.25%/Q)	8/1/2018	47.4	47.4	(2)(14)
		Series A units (7,475 units)		8/1/2018	7.5	0.1	(2)
		Series B units (747,500 units)		8/1/2018	—	7.4	(2)

					62.7	62.7

Synergy HomeCare Franchising, LLC and NP/Synergy Holdings, LLC(18)	Franchisor of private-pay home care for the elderly	First lien senior secured loan ($16.0 par due 4/2024)	8.55% (Libor + 5.75%/Q)	4/2/2018	16.0	16.0	(2)(14)
		Common units (550 units)		4/2/2018	0.6	0.7

					16.6	16.7

Teligent, Inc.(18)	Pharmaceutical company that develops, manufactures and markets injectable pharmaceutical products	Second lien senior secured loan ($18.3 par due 6/2024)	13.25% (Base Rate + 7.75%/Q)	12/13/2018	18.3	18.1	(2)(14)
		Second lien senior secured loan ($45.5 par due 6/2024)	11.53% (Libor + 8.75%/Q)	12/13/2018	45.5	45.0	(2)(14)

					63.8	63.1

TerSera Therapeutics LLC	Acquirer and developer of specialty therapeutic pharmaceutical products	First lien senior secured loan ($2.2 par due 3/2024)	8.06% (Libor + 5.25%/Q)	7/12/2018	2.2	2.2	(2)(14)
		First lien senior secured loan ($2.2 par due 3/2024)	8.05% (Libor + 5.25%/Q)	7/12/2018	2.2	2.2	(2)(14)
		First lien senior secured loan ($2.1 par due 3/2023)	8.05% (Libor + 5.25%/Q)	9/27/2018	2.1	2.1	(2)(14)
		First lien senior secured loan ($5.2 par due 3/2023)	8.05% (Libor + 5.25%/Q)	5/3/2017	5.2	5.2	(4)(14)

					11.7	11.7

U.S. Anesthesia Partners, Inc.	Anesthesiology service provider	Second lien senior secured loan ($71.8 par due 6/2025)	9.77% (Libor + 7.25%/M)	6/16/2017	70.9	70.4	(2)(14)

United Digestive MSO Parent, LLC(18)	Gastroenterology physician group	First lien senior secured loan ($12.6 par due 12/2024)	7.02% (Libor + 4.50%/M)	12/14/2018	12.6	12.5	(2)(14)

Urgent Cares of America Holdings I, LLC and FastMed Holdings I, LLC(18)	Operator of urgent care clinics	Preferred units (7,696,613 units)		6/11/2015	7.7	5.4
		Series A common units (2,000,000 units)		6/11/2015	2.0	—
		Series C common units (5,288,427 units)		6/11/2015	—	—

					9.7	5.4

Urology Management Associates, LLC and JWC/UMA Holdings, L.P.	Urology private practice	First lien senior secured loan ($9.8 par due 8/2024)	7.52% (Libor + 5.00%/M)	8/31/2018	9.7	9.8	(2)(14)
		Limited partnership interests (3.64% interest)		8/31/2018	4.8	4.8	(2)

					14.5	14.6

Verscend Holding Corp.(18)	Healthcare analytics solutions provider	First lien senior secured loan ($99.8 par due 8/2025)	7.02% (Libor + 4.50%/M)	8/27/2018	99.0	97.8	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VistaPharm, Inc. and Vertice Pharma UK Parent Limited	Manufacturer and distributor of generic pharmaceutical products	Preferred shares (40,662 shares)		12/21/2015	0.3	0.6	(8)

West Dermatology, LLC(18)	Dermatology practice platform	First lien senior secured revolving loan ($0.7 par due 4/2022)	7.93% (Libor + 5.50%/Q)	2/8/2018	0.7	0.7	(2)(14)
		First lien senior secured revolving loan ($0.6 par due 4/2022)	8.21% (Libor + 5.50%/Q)	2/8/2018	0.6	0.6	(2)(14)
		First lien senior secured revolving loan ($3.7 par due 4/2022)	8.31% (Libor + 5.50%/Q)	2/8/2018	3.7	3.7	(2)(14)
		First lien senior secured loan ($1.4 par due 4/2023)	7.90% (Libor + 5.50%/Q)	4/2/2018	1.4	1.4	(2)(14)
		First lien senior secured loan ($0.3 par due 4/2023)	7.91% (Libor + 5.50%/Q)	4/2/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.9 par due 4/2023)	7.94% (Libor + 5.50%/Q)	4/2/2018	0.9	0.9	(2)(14)
		First lien senior secured loan ($0.1 par due 4/2023)	8.11% (Libor + 5.50%/Q)	4/2/2018	0.1	0.1	(2)(14)
		First lien senior secured loan ($1.3 par due 4/2023)	8.21% (Libor + 5.50%/Q)	4/2/2018	1.3	1.3	(2)(14)
		First lien senior secured loan ($0.8 par due 4/2023)	8.26% (Libor + 5.50%/Q)	4/2/2018	0.8	0.8	(2)(14)
		First lien senior secured loan ($4.1 par due 4/2023)	8.31% (Libor + 5.50%/Q)	4/2/2018	4.1	4.1	(2)(14)
		First lien senior secured loan ($1.3 par due 4/2023)	8.21% (Libor + 5.50%/Q)	9/5/2018	1.3	1.3	(2)(14)
		First lien senior secured loan ($7.7 par due 4/2023)	8.31% (Libor + 5.50%/Q)	4/2/2018	7.7	7.7	(2)(14)
					22.9	22.9

WIRB—Copernicus Group, Inc.(18)	Provider of regulatory, ethical, and safety review services for clinical research involving human subjects	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

WSHP FC Acquisition LLC(18)	Provider of biospecimen products	First lien senior secured revolving loan ($2.5 par due 3/2024)	9.30% (Libor + 6.50%/Q)	3/30/2018	2.5	2.5	(2)(14)
		First lien senior secured revolving loan ($0.8 par due 3/2024)	9.32% (Libor + 6.50%/Q)	3/30/2018	0.8	0.8	(2)(14)
		First lien senior secured loan ($6.0 par due 3/2024)	9.32% (Libor + 6.50%/Q)	3/30/2018	6.0	6.0	(2)(14)
		First lien senior secured loan ($28.5 par due 3/2024)	9.30% (Libor + 6.50%/Q)	3/30/2018	28.5	28.5	(3)(14)

					37.8	37.8

					2,850.0	2,696.1		36.95%

Business Services

Accommodations Plus Technologies LLC and Accommodations Plus Technologies Holdings LLC(18)	Provider of outsourced crew accommodations and logistics management solutions to the airline industry	First lien senior secured loan ($12.5 par due 5/2024)	7.62% (Libor + 5.00%/S)	5/11/2018	12.5	12.5	(2)(14)
		Class A common units (236,358 units)		5/11/2018	4.5	6.4

					17.0	18.9

Achilles Acquisition LLC(18)	Benefits broker and outsourced workflow automation platform provider for brokers	First lien senior secured loan ($16.7 par due 10/2025)	6.56% (Libor + 4.00%/M)	10/11/2018	16.7	16.7	(2)(14)
		First lien senior secured loan ($21.4 par due 10/2025)	6.56% (Libor + 4.00%/M)	10/11/2018	21.4	21.3	(2)(14)

					38.1	38.0

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Blue Campaigns Intermediate Holding Corp. and Elevate Parent, Inc. (dba EveryAction)(18)	Provider of fundraising and organizing efforts and digital services to non-profits and political campaigns	First lien senior secured loan ($27.5 par due 8/2023)	9.40% (Libor + 6.75%/Q)	8/20/2018	27.5	27.4	(2)(14)
		Series A preferred stock (150,000 shares)		9/26/2018	1.5	1.5

					29.0	28.9

CallMiner, Inc.	Provider of cloud-based conversational analytics solutions	Warrant to purchase up to 2,350,636 shares of Series 1 preferred stock (expires 7/2024)		7/23/2014	—	—	(2)

Chesapeake Research Review, LLC and Schulman Associates Institutional Review Board, Inc.(18)	Provider of central institutional review boards over clinical trials	First lien senior secured loan ($15.8 par due 11/2023)	8.55% (Libor + 5.75%/Q)	11/7/2017	15.8	15.8	(2)(14)

CMW Parent LLC (fka Black Arrow, Inc.)	Multiplatform media firm	Series A units (32 units)		9/11/2015	—	—	(2)

Command Alkon Incorporated(18)	Software solutions provider to the ready-mix concrete industry	First lien senior secured revolving loan ($2.9 par due 9/2022)	9.50% (Base Rate + 4.00%/M)	9/1/2017	2.9	2.9	(2)(14)(17)
		First lien senior secured loan ($20.4 par due 9/2023)	7.35% (Libor + 5.00%/M)	9/1/2017	20.4	20.2	(2)(14)
		Second lien senior secured loan ($33.8 par due 3/2024)	11.35% (Libor + 9.00%/M)	9/1/2017	33.8	33.1	(2)(14)

					57.1	56.2

Compusearch Software Systems, Inc.	Provider of enterprise software and services for organizations in the public sector	Second lien senior secured loan ($51.0 par due 11/2021)	11.36% (Libor + 8.75%/Q)	1/3/2017	51.0	51.0	(3)(14)

Compuware Parent, LLC	Web and mobile cloud performance testing and monitoring services provider	Class A-1 common stock (4,132 units)		12/15/2014	2.3	2.6	(2)
		Class B-1 common stock (4,132 units)		12/15/2014	0.5	0.5	(2)
		Class C-1 common stock (4,132 units)		12/15/2014	0.3	0.3	(2)
		Class A-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class B-2 common stock (4,132 units)		12/15/2014	—	—	(2)
		Class C-2 common stock (4,132 units)		12/15/2014	—	—	(2)

					3.1	3.4

Directworks, Inc. and Co-Exprise Holdings, Inc.	Provider of cloud-based software solutions for direct materials sourcing and supplier management for manufacturers	First lien senior secured loan ($1.8 par due 4/2018)		12/19/2014	1.3	0.2	(2)(13)
		Warrant to purchase up to 1,875,000 shares of Series 1 preferred stock (expires 12/2024)		12/19/2014	—	—	(2)

					1.3	0.2

Doxim Inc.(8)(18)	Enterprise content management provider	First lien senior secured loan ($3.6 par due 2/2024)	8.79% (Libor + 6.00%/Q)	2/28/2018	3.6	3.6	(2)(11)(14)
		First lien senior secured loan ($10.2 par due 2/2024)	8.80% (Libor + 6.00%/Q)	2/28/2018	10.0	10.2	(2)(11)(14)

					13.6	13.8

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
DRB Holdings, LLC(18)	Provider of integrated technology solutions to car wash operators	First lien senior secured revolving loan ($3.3 par due 10/2023)	8.78% (Libor + 6.00%/Q)	10/6/2017	3.3	3.3	(2)(14)
		First lien senior secured loan ($23.7 par due 10/2023)	8.80% (Libor + 6.00%/Q)	10/6/2017	23.7	23.7	(3)(14)

					27.0	27.0

DTI Holdco, Inc. and OPE DTI Holdings, Inc.(18)	Provider of legal process outsourcing and managed services	First lien senior secured revolving loan ($0.9 par due 9/2021)	6.93% (Libor + 4.50%/M)	9/23/2016	0.9	0.9	(2)(14)
		First lien senior secured revolving loan ($1.3 par due 9/2021)	6.97% (Libor + 4.50%/M)	9/23/2016	1.3	1.3	(2)(14)
		Class A common stock (7,500 shares)		8/19/2014	7.5	7.4	(2)
		Class B common stock (7,500 shares)		8/19/2014	—	—	(2)

					9.7	9.6

Emergency Communications Network, LLC(18)	Provider of mission critical emergency mass notification solutions	First lien senior secured loan ($25.1 par due 6/2023)	8.77% (Libor + 6.25%/M)	6/1/2017	25.0	24.4	(2)(14)
		First lien senior secured loan ($19.7 par due 6/2023)	8.77% (Libor + 6.25%/M)	6/1/2017	19.6	19.2	(4)(14)

					44.6	43.6

EN Engineering, L.L.C.(18)	National utility services firm providing engineering and consulting services to natural gas, electric power and other energy and industrial end markets	First lien senior secured loan ($0.3 par due 6/2021)	7.02% (Libor + 4.50%/M)	6/30/2015	0.3	0.3	(2)(14)
		First lien senior secured loan ($6.8 par due 6/2021)	7.02% (Libor + 4.50%/M)	6/30/2015	6.8	6.8	(2)(14)

					7.1	7.1

Entertainment Partners, LLC and Entertainment Partners Canada Inc.(18)	Provider of entertainment workforce and production management solutions	First lien senior secured loan ($1.4 par due 5/2022)	7.77% (CIBOR + 5.50%/M)	5/8/2017	1.4	1.4	(2)(8)(14)
		First lien senior secured loan ($2.6 par due 5/2022)	7.71% (Libor + 5.50%/M)	5/8/2017	2.6	2.6	(2)(8)(14)
		First lien senior secured loan ($2.6 par due 5/2022)	7.85% (Libor + 5.50%/M)	5/8/2017	2.6	2.6	(2)(8)(14)
		First lien senior secured loan ($0.3 par due 5/2023)	8.34% (Libor + 5.75%/Q)	5/8/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($26.4 par due 5/2023)	8.34% (Libor + 5.75%/Q)	5/8/2017	26.4	26.4	(3)(14)
		First lien senior secured loan ($0.3 par due 5/2023)	8.55% (Libor + 5.75%/Q)	5/8/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($22.0 par due 5/2023)	8.55% (Libor + 5.75%/Q)	5/8/2017	22.0	22.0	(3)(14)
		First lien senior secured loan ($0.3 par due 5/2023)	8.59% (Libor + 5.75%/Q)	5/8/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($26.4 par due 5/2023)	8.59% (Libor + 5.75%/Q)	5/8/2017	26.4	26.4	(3)(14)

					82.3	82.3

Episerver Inc. and Goldcup 17308 AB(8)(18)	Provider of web content management and digital commerce solutions	First lien senior secured loan ($27.7 par due 10/2024)	8.27% (Libor + 5.75%/M)	10/9/2018	27.7	27.4	(2)(14)

First Insight, Inc.	Software company providing merchandising and pricing solutions to companies worldwide	Warrant to purchase up to 122,827 units of Series C preferred stock (expires 3/2024)		3/20/2014	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Foundation Risk Partners, Corp.(18)	Full service independent insurance agency	First lien senior secured loan ($7.8 par due 11/2023)	7.10% (Libor + 4.75%/M)	11/10/2017	7.8	7.8	(2)(14)
		First lien senior secured loan ($1.0 par due 11/2023)	7.17% (Libor + 4.75%/Q)	8/9/2018	1.0	1.0	(2)(14)
		First lien senior secured loan ($3.4 par due 11/2023)	7.34% (Libor + 4.75%/Q)	8/9/2018	3.4	3.4	(2)(14)
		First lien senior secured loan ($5.2 par due 11/2023)	7.21% (Libor + 4.75%/Q)	8/9/2018	5.2	5.2	(2)(14)
		First lien senior secured loan ($22.3 par due 11/2023)	7.10% (Libor + 4.75%/M)	11/10/2017	22.3	22.3	(3)(14)
		Second lien senior secured loan ($3.0 par due 11/2024)	10.92% (Libor + 8.50%/Q)	8/9/2018	3.0	3.0	(2)(14)
		Second lien senior secured loan ($12.4 par due 11/2024)	11.09% (Libor + 8.50%/Q)	8/9/2018	12.4	12.4	(2)(14)
		Second lien senior secured loan ($19.1 par due 11/2024)	10.96% (Libor + 8.50%/Q)	8/9/2018	19.1	19.1	(2)(14)
		Second lien senior secured loan ($27.5 par due 11/2024)	10.85% (Libor + 8.50%/M)	11/10/2017	27.5	27.5	(2)(14)

					101.7	101.7

Genesis Acquisition Co. and Genesis Holding Co.(18)	Child care management software and services provider	First lien senior secured loan ($5.5 par due 7/2024)	6.52% (Libor + 4.00%/M)	7/31/2018	5.5	5.4	(2)(14)
		Second lien senior secured loan ($25.8 par due 7/2025)	10.02% (Libor + 7.50%/M)	7/31/2018	25.8	25.4	(2)(14)
		Class A common stock (8 shares)		7/31/2018	0.8	0.8	(2)

					32.1	31.6

GTCR-Ultra Holdings III, LLC and GTCR-Ultra Holdings LLC(18)	Provider of payment processing and merchant acquiring solutions	First lien senior secured loan ($6.5 par due 8/2024)	7.77% (Libor + 5.25%/M)	12/31/2018	6.5	6.5	(2)(14)
		Class A-2 units (911 units)		8/1/2017	0.9	1.3	(2)
		Class B units (2,878,372 units)		8/1/2017	—	—	(2)

					7.4	7.8

HAI Acquisition Corporation and Aloha Topco, LLC(18)	Professional employer organization offering human resources, compliance and risk management services	First lien senior secured loan ($66.2 par due 11/2024)	8.59% (Libor + 6.00%/Q)	11/1/2017	66.2	65.6	(3)(14)
		Class A units (16,980 units)		11/1/2017	1.7	1.8	(2)

					67.9	67.4

Help/Systems Holdings, Inc.(18)	Provider of IT operations management and cybersecurity software	First lien senior secured revolving loan ($1.0 par due 3/2023)	6.27% (Libor + 3.75%/M)	3/29/2018	1.0	1.0	(2)(14)

IfByPhone Inc.	Voice-based marketing automation software provider	Warrant to purchase up to 124,300 shares of Series C preferred stock (expires 10/2022)		10/15/2012	0.1	0.1	(2)

Implementation Management Assistance, LLC(18)	Revenue cycle consulting firm to the healthcare industry	First lien senior secured revolving loan ($5.5 par due 12/2023)	9.00% (Base Rate + 3.50%/Q)	12/13/2017	5.5	5.5	(2)(14)
		First lien senior secured loan ($17.0 par due 12/2023)	7.30% (Libor + 4.50%/Q)	12/13/2017	17.0	16.8	(2)(14)

					22.5	22.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Infinite Electronics, Inc.(18)	Manufacturer and distributor of radio frequency and microwave electronic components	First lien senior secured revolving loan	—	7/2/2018	—	—	(16)
		First lien senior secured loan ($10.3 par due 7/2025)	6.52% (Libor + 4.00%/M)	7/2/2018	10.3	10.2	(2)(14)

					10.3	10.2

Infogix, Inc. and Infogix Parent Corporation(18)	Enterprise data analytics and integrity software solutions provider	Series A preferred stock (2,475 shares)		1/3/2017	2.5	2.5
		Common stock (1,297,768 shares)		1/3/2017	—	—

					2.5	2.5

Inmar, Inc.	Technology-driven solutions provider for retailers, wholesalers and manufacturers	Second lien senior secured loan ($28.3 par due 5/2025)	10.52% (Libor + 8.00%/M)	4/25/2017	27.9	28.3	(2)(14)

InterVision Systems, LLC and InterVision Holdings, LLC	Provider of cloud based IT solutions, infrastructure and services	First lien senior secured loan ($16.4 par due 5/2022)	10.55% (Libor + 8.08%/M)	5/31/2017	16.4	15.9	(2)(14)
		First lien senior secured loan ($24.7 par due 5/2022)	10.24% (Libor + 7.72%/M)	5/31/2017	24.7	24.0	(2)(14)
		First lien senior secured loan ($10.0 par due 5/2022)	10.24% (Libor + 7.72%/M)	5/31/2017	10.0	9.7	(4)(14)
		Class A membership units (1,000 units)		5/31/2017	1.0	0.6

					52.1	50.2

iParadigms Holdings, LLC	Anti-plagiarism software provider to the education market	Second lien senior secured loan ($32.5 par due 7/2022)	10.05% (Libor + 7.25%/Q)	1/3/2017	32.0	32.5	(2)(14)

iPipeline, Inc., Internet Pipeline, Inc., iPipeline Limited and iPipeline Holdings, Inc.(18)	Provider of SaaS-based software solutions to the insurance and financial services industry	First lien senior secured loan ($11.2 par due 8/2022)	7.28% (Libor + 4.75%/M)	12/18/2017	11.8	11.2	(2)(8)(14)
		First lien senior secured loan ($7.4 par due 8/2022)	7.28% (Libor + 4.75%/M)	6/15/2017	7.4	7.4	(2)(14)
		First lien senior secured loan ($9.0 par due 8/2022)	7.28% (Libor + 4.75%/M)	9/15/2017	9.0	9.0	(2)(14)
		First lien senior secured loan ($16.2 par due 8/2022)	7.28% (Libor + 4.75%/M)	8/4/2015	16.2	16.2	(3)(14)
		First lien senior secured loan ($14.5 par due 8/2022)	7.28% (Libor + 4.75%/M)	8/4/2015	14.5	14.5	(4)(14)
		Preferred stock (1,100 shares)		8/4/2015	1.1	4.3	(2)
		Common stock (668,781 shares)		8/4/2015	—	—	(2)

					60.0	62.6

IQMS	Provider of enterprise resource planning and manufacturing execution software for small and midsized manufacturers	First lien senior secured loan ($22.5 par due 3/2022)	12.75% (Base Rate + 7.25%/Q)	3/28/2017	22.5	22.5	(3)(14)
		First lien senior secured loan ($14.9 par due 3/2022)	12.75% (Base Rate + 7.25%/Q)	3/28/2017	14.9	14.9	(4)(14)

					37.4	37.4

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
IRI Holdings, Inc., IRI Group Holdings, Inc. and IRI Parent, L.P.	Market research company focused on the consumer packaged goods industry	First lien senior secured loan ($79.0 par due 11/2025)	7.02% (Libor + 4.50%/M)	11/30/2018	78.2	77.4	(2)(14)
		Second lien senior secured loan ($86.8 par due 11/2026)	10.52% (Libor + 8.00%/M)	11/30/2018	85.3	85.1	(2)(14)
		Series A-1 preferred shares (46,900 shares)	13.39% PIK (Libor + 10.50%/S)	11/30/2018	46.2	46.9	(2)(14)
		Class A-1 common units (90,500 units)		11/30/2018	9.1	9.1	(2)

					218.8	218.5

Kaufman, Hall & Associates, LLC(18)	Provider of specialty advisory services and software solutions to the healthcare market	First lien senior secured loan ($25.0 par due 5/2025)	7.64% (Libor + 5.25%/M)	11/9/2018	25.0	24.8	(2)(14)

Labstat International Inc.(8)(18)	Lab testing services for nicotine containing products	First lien senior secured loan ($5.0 par due 6/2024)	8.55% (CIBOR + 6.25%/Q)	10/19/2018	5.2	5.0	(2)(14)
		First lien senior secured loan ($19.2 par due 6/2024)	8.55% (CIBOR + 6.25%/Q)	6/25/2018	19.8	19.2	(2)(14)

					25.0	24.2

LLSC Holdings Corporation (dba Lawrence Merchandising Services) (7)	Marketing services provider	Series A preferred stock (9,000 shares)		1/3/2017	1.8	0.4
		Common stock (1,000 shares)		1/3/2017	—	—

					1.8	0.4

Masergy Holdings, Inc.(18)	Provider of software-defined solutions for enterprise global networks, cyber security, and cloud communications	First lien senior secured revolving loan ($0.2 par due 12/2021)	6.02% (Libor + 3.50%/M)	2/8/2018	0.2	0.1	(2)(14)(17)

Ministry Brands, LLC and MB Parent HoldCo, L.P. (dba Community Brands)(18)	Software and payment services provider to faith-based institutions	First lien senior secured loan ($4.9 par due 12/2022)	6.52% (Libor + 4.00%/M)	8/22/2017	4.9	4.9	(2)(14)
		First lien senior secured loan ($10.5 par due 12/2022)	6.52% (Libor + 4.00%/M)	4/6/2017	10.5	10.5	(2)(14)
		First lien senior secured loan ($14.5 par due 12/2022)	6.52% (Libor + 4.00%/M)	4/6/2017	14.4	14.5	(2)(14)
		Second lien senior secured loan ($16.6 par due 6/2023)	11.77% (Libor + 9.25%/M)	12/2/2016	16.6	16.6	(2)(14)
		Second lien senior secured loan ($17.9 par due 6/2023)	11.77% (Libor + 9.25%/M)	8/22/2017	17.9	17.9	(2)(14)
		Second lien senior secured loan ($4.7 par due 6/2023)	11.77% (Libor + 9.25%/M)	4/6/2017	4.7	4.7	(2)(14)
		Second lien senior secured loan ($7.0 par due 6/2023)	10.52% (Libor + 8.00%/M)	4/18/2018	7.0	7.0	(2)(14)
		Second lien senior secured loan ($9.2 par due 6/2023)	11.77% (Libor + 9.25%/M)	4/6/2017	9.2	9.2	(2)(14)
		Second lien senior secured loan ($38.6 par due 6/2023)	10.52% (Libor + 8.00%/M)	4/18/2018	38.6	38.6	(2)(14)
		Second lien senior secured loan ($75.0 par due 6/2023)	11.77% (Libor + 9.25%/M)	12/2/2016	74.5	75.0	(2)(14)
		Second lien senior secured loan ($15.0 par due 6/2023)	11.77% (Libor + 9.25%/M)	12/2/2016	14.9	15.0	(3)(14)
		Class A units (500,000 units)		12/2/2016	5.0	6.8	(2)

					218.2	220.7

MVL Group, Inc.(7)	Marketing research provider	Common stock (560,716 shares)		4/1/2010	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
NAS, LLC, Nationwide Marketing Group, LLC and Nationwide Administrative Services, Inc.	Buying and marketing services organization for appliance, furniture and consumer electronics dealers	Second lien senior secured loan ($24.1 par due 12/2021)	11.15% (Libor + 8.75%/Q)	6/1/2015	24.1	24.1	(2)(14)
		Second lien senior secured loan ($7.0 par due 12/2021)	11.14% (Libor + 8.75%/Q)	6/1/2015	7.0	7.0	(2)(14)

					31.1	31.1

Novetta Solutions, LLC	Provider of advanced analytics solutions for the government, defense and commercial industries	First lien senior secured loan ($8.6 par due 10/2022)	7.53% (Libor + 5.00%/M)	1/3/2017	8.4	8.4	(2)(14)
		Second lien senior secured loan ($31.0 par due 10/2023)	11.03% (Libor + 8.50%/M)	1/3/2017	28.8	28.5	(2)(14)

					37.2	36.9

NSM Insurance Group, LLC	Insurance program administrator	First lien senior secured loan ($6.7 par due 5/2024)	7.30% (Libor + 4.50%/Q)	5/11/2018	6.7	6.7	(2)(14)
		First lien senior secured loan ($10.2 par due 5/2024)	7.30% (Libor + 4.50%/Q)	12/3/2018	10.2	10.2	(2)(14)
		First lien senior secured loan ($13.1 par due 5/2024)	7.30% (Libor + 4.50%/Q)	5/11/2018	13.1	13.1	(3)(14)

					30.0	30.0

PayNearMe, Inc.	Electronic cash payment system provider	Warrant to purchase up to 195,726 shares of Series E preferred stock (expires 3/2023)		3/11/2016	0.2	—	(2)

PDI TA Holdings, Inc.(18)	Provider of enterprise management software for the convenience retail and petroleum wholesale markets	First lien senior secured loan ($5.0 par due 10/2024)	6.90% (Libor + 4.50%/Q)	4/11/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($0.4 par due 10/2024)	7.21% (Libor + 4.50%/Q)	4/11/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($5.1 par due 10/2024)	6.92% (Libor + 4.50%/Q)	8/25/2017	5.1	5.1	(2)(14)
		First lien senior secured loan ($2.7 par due 10/2024)	7.04% (Libor + 4.50%/Q)	8/25/2017	2.7	2.7	(2)(14)
		First lien senior secured loan ($23.4 par due 10/2024)	7.30% (Libor + 4.50%/Q)	8/25/2017	23.4	23.4	(2)(14)
		First lien senior secured loan ($4.3 par due 10/2024)	6.11% (Libor + 4.50%/Q)	10/24/2018	4.3	4.3	(2)(14)
		First lien senior secured loan ($45.0 par due 10/2024)	7.23% (Libor + 4.75%/Q)	10/24/2018	45.0	45.0	(2)(14)
		Second lien senior secured loan ($8.2 par due 10/2025)	11.04% (Libor + 8.50%/Q)	8/25/2017	8.2	8.2	(2)(14)
		Second lien senior secured loan ($6.5 par due 10/2025)	10.91% (Libor + 8.50%/Q)	8/25/2017	6.5	6.5	(2)(14)
		Second lien senior secured loan ($1.9 par due 10/2025)	10.98% (Libor + 8.50%/Q)	8/25/2017	1.9	1.9	(2)(14)
		Second lien senior secured loan ($23.2 par due 10/2025)	11.00% (Libor + 8.50%/Q)	8/25/2017	23.2	23.2	(2)(14)
		Second lien senior secured loan ($6.4 par due 10/2025)	11.11% (Libor + 8.50%/Q)	10/24/2018	6.4	6.4	(2)(14)
		Second lien senior secured loan ($52.9 par due 10/2025)	10.99% (Libor + 8.50%/Q)	10/24/2018	52.9	52.9	(2)(14)
		Second lien senior secured loan ($16.7 par due 10/2025)	11.17% (Libor + 8.75%/Q)	4/11/2018	16.7	16.7	(2)(14)
		Second lien senior secured loan ($66.8 par due 10/2025)	11.21% (Libor + 8.50%/Q)	8/25/2017	66.8	66.8	(2)(14)

					268.5	268.5

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
PHL Investors, Inc., and PHL Holding Co.(7)	Mortgage services	Class A common stock (576 shares)		7/31/2012	3.8	—	(2)

PHNTM Holdings, Inc. and Planview Parent, Inc.	Provider of project and portfolio management software	First lien senior secured loan ($1.4 par due 1/2023)	7.77% (Libor + 5.25%/M)	1/27/2017	1.4	1.4	(2)(14)
		Second lien senior secured loan ($62.0 par due 7/2023)	12.27% (Libor + 9.75%/M)	1/27/2017	61.3	62.0	(2)(14)
		Class A common shares (990 shares)		1/27/2017	1.0	1.1	(2)
		Class B common shares (168,329 shares)		1/27/2017	—	0.2	(2)

					63.7	64.7

Poplicus Incorporated	Business intelligence and market analytics platform for companies that sell to the public sector	Warrant to purchase up to 2,402,991 shares of Series C preferred stock (expires 6/2025)		6/25/2015	0.1	—	(2)

Production Resource Group, L.L.C.	Provider of rental equipment, labor, production management, scenery, and other products to various entertainment end-markets	First lien senior secured loan ($21.0 par due 8/2024)	9.65% (Libor + 7.00%/Q)	8/21/2018	21.0	20.6	(2)(14)
		First lien senior secured loan ($80.0 par due 8/2024)	9.65% (Libor + 7.00%/Q)	8/21/2018	80.0	78.4	(3)(14)

					101.0	99.0

Project Alpha Intermediate Holding, Inc. and Qlik Parent, Inc.	Provider of data visualization software for data analytics	Class A common shares (7,445 shares)		8/22/2016	7.4	9.6	(2)
		Class B common shares (1,841,609 shares)		8/22/2016	0.1	0.1	(2)

					7.5	9.7

R2 Acquisition Corp.	Marketing services	Common stock (250,000 shares)		5/29/2007	0.3	0.2	(2)
SCM Insurance Services Inc.(8)(18)	Provider of claims management, claims investigation & support and risk management solutions for the Canadian property and casualty insurance industry	First lien senior secured revolving loan ($2.4 par due 8/2022)	7.95% (Base Rate + 4.00%/Q)	8/29/2017	2.5	2.4	(2)(14)
		First lien senior secured loan ($19.5 par due 8/2024)	7.28% (CIBOR + 5.00%/M)	8/29/2017	21.3	18.9	(2)(14)
		Second lien senior secured loan ($55.6 par due 3/2025)	11.28% (CIBOR + 9.00%/M)	8/29/2017	60.5	52.3	(2)(14)

					84.3	73.6

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets

SpareFoot, LLC(18)	PMS solutions and web services for the self-storage industry.	First lien senior secured revolving loan ($0.3 par due 4/2023)	6.77% (Libor + 4.25%/M)	4/13/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($1.2 par due 4/2024)	6.77% (Libor + 4.25%/M)	8/31/2018	1.1	1.2	(2)(14)
		First lien senior secured loan ($4.7 par due 4/2024)	6.77% (Libor + 4.25%/M)	4/13/2018	4.6	4.7	(2)(14)
		Second lien senior secured loan ($4.2 par due 4/2025)	10.77% (Libor + 8.25%/M)	8/31/2018	4.1	4.2	(2)(14)
		Second lien senior secured loan ($6.1 par due 4/2025)	10.77% (Libor + 8.25%/M)	4/13/2018	6.0	6.1	(2)(14)

					16.1	16.5

Sparta Systems, Inc., Project Silverback Holdings Corp. and Silverback Holdings, Inc.(18)	Quality management software provider	Second lien senior secured loan ($20.0 par due 8/2025)	10.76% (Libor + 8.25%/M)	8/21/2017	19.7	17.4	(2)(14)
		Series B preferred shares (10,084 shares)		8/21/2017	1.1	0.5

					20.8	17.9

Syntax USA Acquisition Corporation(8)(18)	Provider of cloud ERP hosting and consulting services for Oracle users	First lien senior secured revolving loan ($1.8 par due 4/2021)	6.67% (Libor + 4.25%/S)	2/8/2018	1.8	1.7	(2)(14)

Telestream Holdings Corporation(18)	Provider of digital video tools and workflow solutions to the media and entertainment industries	First lien senior secured revolving loan ($0.5 par due 3/2022)	10.95% (Base Rate + 5.45%/Q)	2/8/2018	0.5	0.5	(2)(14)(17)

TU BidCo, Inc.(18)	Provider of outsourced customer service management solutions and back-office support services to e-commerce, software and tech-enabled services industries	First lien senior secured loan ($18.1 par due 10/2023)	6.80% (Libor + 4.00%/Q)	10/1/2018	18.1	18.0	(3)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
UL Holding Co., LLC(6)	Provider of collection and landfill avoidance solutions for food waste and unsold food products	Senior subordinated loan ($3.2 par due 5/2020)	10.00% PIK	4/30/2012	1.1	3.2	(2)
		Senior subordinated loan ($0.4 par due 5/2020)		4/30/2012	0.2	0.4	(2)
		Senior subordinated loan ($6.8 par due 5/2020)	10.00% PIK	4/30/2012	2.5	6.8	(2)
		Senior subordinated loan ($0.5 par due 5/2020)		4/30/2012	0.2	0.5	(2)
		Senior subordinated loan ($27.1 par due 5/2020)	10.00% PIK	4/30/2012	9.9	27.1	(2)
		Senior subordinated loan ($3.8 par due 5/2020)		4/30/2012	1.4	3.8	(2)
		Class A common units (533,351 units)		6/17/2011	5.0	0.3	(2)
		Class B-5 common units (272,834 units)		6/17/2011	2.5	0.2	(2)
		Class C common units (758,546 units)		4/25/2008	—	—	(2)
		Warrant to purchase up to 719,044 shares of Class A units		5/2/2014	—	—	(2)
		Warrant to purchase up to 28,663 shares of Class B-1 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 57,325 shares of Class B-2 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 29,645 shares of Class B-3 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 80,371 shares of Class B-5 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 59,655 shares of Class B-6 units		5/2/2014	—	—	(2)
		Warrant to purchase up to 1,046,713 shares of Class C units		5/2/2014	—	—	(2)

					22.8	42.3

Velocity Holdings Corp.	Hosted enterprise resource planning application management services provider	Common units (1,713,546 units)		12/13/2013	4.5	3.6

Visual Edge Technology, Inc.(18)	Provider of outsourced office solutions with a focus on printer and copier equipment and other parts and supplies	First lien senior secured loan ($15.7 par due 8/2022)	8.27% (Libor + 5.75%/M)	8/31/2017	15.6	15.7	(2)(14)
		First lien senior secured loan ($16.7 par due 8/2022)	8.27% (Libor + 5.75%/M)	8/31/2017	16.7	16.7	(2)(14)
		Senior subordinated loan ($56.0 par due 9/2024)	12.50% PIK	8/31/2017	52.7	56.0	(2)
		Warrant to purchase up to 1,816,089 shares of common stock (expires 8/2027)		8/31/2017	—	0.8	(2)
		Warrant to purchase up to 2,070,511 shares of preferred stock (expires 8/2027)		8/31/2017	3.9	3.9	(2)

					88.9	93.1

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
VRC Companies, LLC(18)	Provider of records and information management services	First lien senior secured revolving loan ($0.6 par due 3/2022)	9.02% (Libor + 6.50%/M)	4/17/2017	0.6	0.6	(2)(14)
		First lien senior secured revolving loan ($0.2 par due 3/2022)	11.00% (Base Rate + 5.50%/M)	4/17/2017	0.2	0.2	(2)(14)
		First lien senior secured loan ($2.3 par due 3/2023)	9.02% (Libor + 6.50%/M)	3/31/2017	2.3	2.3	(2)(14)
		First lien senior secured loan ($0.2 par due 3/2023)	9.11% (Libor + 6.50%/S)	9/28/2018	0.2	0.2	(2)(14)
		First lien senior secured loan ($5.0 par due 3/2023)	9.02% (Libor + 6.50%/S)	9/28/2018	5.0	5.0	(2)(14)

					8.3	8.3

WorldPay Group PLC(8)	Payment processing company	C2 shares (73,974 shares)		10/21/2015	—	—	(21)

Worldwide Facilities, LLC(18)	Specialty insurance wholesale broker	First lien senior secured revolving loan ($0.4 par due 4/2024)	6.77% (Libor + 4.25%/M)	5/3/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($1.3 par due 4/2024)	7.05% (Libor + 4.25%/Q)	5/3/2018	1.3	1.2	(2)(14)
		First lien senior secured loan ($1.6 par due 4/2024)	7.05% (Libor + 4.25%/Q)	5/3/2018	1.6	1.6	(2)(14)

					3.3	3.2

XIFIN, Inc.(18)	Revenue cycle management provider to labs	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Zywave, Inc.(18)	Provider of software and technology-enabled content and analytical solutions to insurance brokers	First lien senior secured revolving loan ($6.3 par due 11/2022)	7.52% (Libor + 5.00%/M)	11/17/2016	6.3	6.2	(2)(14)
		Second lien senior secured loan ($27.0 par due 11/2023)	11.65% (Libor + 9.00%/Q)	11/17/2016	27.0	26.5	(2)(14)

					33.3	32.7

					2,214.4	2,219.0		30.41%

Consumer Products

Badger Sportswear Acquisition, Inc.	Provider of team uniforms and athletic wear	Second lien senior secured loan ($56.8 par due 3/2024)	11.51% (Libor + 9.00%/M)	9/6/2016	56.7	56.8	(2)(14)

BRG Sports, Inc.	Designer, manufacturer and licensor of branded sporting goods	Preferred stock (2,009 shares)		1/3/2017	—	—
		Common stock (6,566,655 shares)		1/3/2017	—	0.2

					—	0.2

Centric Brands Inc. (fka Differential Brands Group(18)	Designer, marketer and distributor of licensed and owned apparel	First lien senior secured loan ($58.8 par due 10/2023)	8.51% (Libor + 6.00%/Q)	10/29/2018	58.8	58.2	(3)(14)
		Common stock (3,077,875 shares)		10/29/2018	24.6	24.6	(2)

					83.4	82.8

CB Trestles OpCo, LLC(18)	Apparel retailer	First lien senior secured loan ($26.5 par due 10/2024)	8.51% (Libor + 5.75%/S)	10/26/2018	26.5	26.3	(3)(14)

Consumer Health Parent LLC	Developer and marketer of over-the-counter cold remedy products	Preferred units (1,072 units)		12/15/2017	1.1	0.9	(2)
		Series A units (1,072 units)		12/15/2017	—	—	(2)

					1.1	0.9

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Feradyne Outdoors, LLC and Bowhunter Holdings, LLC	Provider of branded archery and bowhunting accessories	Common units (421 units)		4/24/2014	4.2	0.2	(2)

Implus Footcare, LLC	Provider of footwear and other accessories	First lien senior secured loan ($14.2 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/1/2017	14.2	14.2	(2)(14)
		First lien senior secured loan ($5.0 par due 4/2021)	9.55% (Libor + 6.75%/Q)	7/17/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($76.4 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/1/2017	76.4	76.4	(2)(14)
		First lien senior secured loan ($19.3 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/1/2017	19.3	19.3	(4)(14)
		First lien senior secured loan ($0.2 par due 4/2021)	9.55% (Libor + 6.75%/Q)	6/30/2016	0.2	0.2	(2)(14)

					115.1	115.1

Indra Holdings Corp.	Designer, marketer, and distributor of rain and cold weather products	First lien senior secured loan ($10.0 par due 5/2021)	6.77% (Libor + 4.25%/M)	1/22/2018	6.8	6.2	(2)(14)
		Second lien senior secured loan ($80.0 par due 11/2021)		5/1/2014	68.1	19.9	(2)(14)

					74.9	26.1

Plantation Products, LLC, Seed Holdings, Inc. and Flora Parent, Inc.	Provider of branded lawn and garden products	Second lien senior secured loan ($56.0 par due 6/2021)	9.92% (Libor + 7.39%/Q)	12/23/2014	55.9	56.0	(3)(14)
		Second lien senior secured loan ($10.0 par due 6/2021)	9.92% (Libor + 7.39%/Q)	12/23/2014	10.0	10.0	(4)(14)
		Common stock (30,000 shares)		12/23/2014	3.0	6.2	(2)

					68.9	72.2

Rug Doctor, LLC and RD Holdco Inc.(7)	Manufacturer and marketer of carpet cleaning machines	Second lien senior secured loan ($16.9 par due 10/2019)	12.33% (Libor + 9.75%/Q)	1/3/2017	16.9	16.9	(2)(14)
		Common stock (458,596 shares)		1/3/2017	14.0	11.1
		Warrant to purchase up to 56,372 shares of common stock (expires 12/2023)		1/3/2017	—	—

					30.9	28.0

S Toys Holdings LLC (fka The Step2 Company, LLC)(7)	Toy manufacturer	Common units (1,116,879 units)		4/1/2011	—	0.4
		Class B common units (126,278,000 units)		10/30/2014	—	—	(2)
		Warrant to purchase up to 3,157,895 units		4/1/2010	—	—

					—	0.4

SHO Holding I Corporation	Manufacturer and distributor of slip resistant footwear	Second lien senior secured loan ($100.0 par due 4/2023)	11.03% (Libor + 8.50%/Q)	10/27/2015	98.5	91.0	(2)(14)

Shock Doctor, Inc. and Shock Doctor Holdings, LLC(6)	Developer, marketer and distributor of sports protection equipment and accessories	Second lien senior secured loan ($89.4 par due 10/2021)	13.49% (Libor + 11.00%/Q)	4/22/2015	89.4	79.6	(2)(14)
		Class A preferred units (50,000 units)		3/14/2014	5.0	1.0	(2)
		Class C preferred units (50,000 units)		4/22/2015	5.0	1.0	(2)

					99.4	81.6

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Singer Sewing Company, SVP-Singer Holdings, LLC and SVP-Singer Holdings LP(7)(18)	Manufacturer of consumer sewing machines	First lien senior secured revolving loan ($72.6 par due 3/2023)	11.39% (Libor + 9.00%/Q)	7/26/2017	72.6	72.6	(2)(14)(17)
		First lien senior secured revolving loan ($4.0 par due 3/2023)	11.38% (Libor + 9.00%/Q)	7/26/2017	4.0	4.0	(2)(14)(17)
		First lien senior secured loan ($180.9 par due 3/2023)	5.00% (Libor + 2.61%/Q)	7/26/2017	174.6	159.1	(2)(14)
		Class A common units (6,500,000 units)		7/26/2017	—	—	(2)

					251.2	235.7

Touchstone Acquisition, Inc. and Touchstone Holding, L.P.(18)	Manufacturer of consumable products in the dental, medical, cosmetic and CPG/industrial end-markets	First lien senior secured loan ($53.7 par due 11/2025)	7.27% (Libor + 4.75%/M)	11/15/2018	53.7	53.2	(2)(14)
		Class A preferred units (2,149 units)		11/15/2018	2.1	2.1	(2)

					55.8	55.3

Varsity Brands Holding Co., Inc. and BCPE Hercules Holdings, LP	Leading manufacturer and distributor of textiles, apparel & luxury goods	Second lien senior secured loan ($21.1 par due 12/2025)	10.77% (Libor + 8.25%/M)	7/30/2018	21.1	21.1	(2)(14)
		Second lien senior secured loan ($47.7 par due 12/2025)	10.77% (Libor + 8.25%/M)	12/15/2017	47.7	47.7	(2)(14)
		Second lien senior secured loan ($75.0 par due 12/2025)	10.77% (Libor + 8.25%/M)	12/15/2017	75.0	75.0	(3)(14)
		Class A units (1,400 units)		7/30/2018	1.4	1.5	(2)

					145.2	145.3

Woodstream Group, Inc. and Woodstream Corporation(18)	Pet products manufacturer	First lien senior secured loan ($1.5 par due 5/2022)	8.72% (Libor + 6.25%/Q)	6/21/2017	1.5	1.5	(2)(14)
		First lien senior secured loan ($0.9 par due 5/2022)	8.90% (Libor + 6.25%/Q)	6/21/2017	0.9	0.9	(2)(14)
		First lien senior secured loan ($1.5 par due 5/2022)	9.04% (Libor + 6.25%/Q)	6/21/2017	1.5	1.5	(2)(14)
		First lien senior secured loan ($3.1 par due 5/2022)	8.72% (Libor + 6.25%/Q)	6/21/2017	3.1	3.1	(4)(14)
		First lien senior secured loan ($1.8 par due 5/2022)	8.90% (Libor + 6.25%/Q)	6/21/2017	1.8	1.8	(4)(14)
		First lien senior secured loan ($3.1 par due 5/2022)	9.04% (Libor + 6.25%/Q)	6/21/2017	3.1	3.1	(4)(14)

					11.9	11.9

					1,123.7	1,029.8		14.11%

Financial Services
Amynta Agency Borrower Inc. and Amynta Warranty Borrower Inc.	Insurance service provider	First lien senior secured loan ($27.2 par due 2/2025)	6.52% (Libor + 4.00%/M)	12/21/2018	27.2	26.9	(2)(14)

Commercial Credit Group, Inc.	Commercial equipment finance and leasing company	Senior subordinated loan ($28.0 par due 8/2022)	12.10% (Libor + 9.75%/M)	5/10/2012	28.0	28.0	(2)(14)

DFC Global Facility Borrower II LLC(18)	Non-bank provider of alternative financial services	First lien senior secured revolving loan ($94.6 par due 9/2022)	13.10% (Libor + 10.75%/M)	9/27/2017	94.6	94.6	(2)(14)

Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.(6)	Debt collection services provider	Common stock (180 shares)		1/11/2017	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Gordian Group, LLC	Provider of products, services and software to organizations pursuing efficient and effective procurement and information solutions	Common stock (526 shares)		11/30/2012	—	—	(2)

Ivy Hill Asset Management, L.P.(7)(8)	Asset management services	Member interest (100.00% interest)		6/15/2009	444.0	517.9

Javlin Three LLC, Javlin Four LLC, and Javlin Five LLC(8)	Asset-backed financial services company	First lien senior secured loan ($16.0 par due 6/2017)		6/24/2014	14.7	10.1	(2)(13)

Joyce Lane Capital LLC and Joyce Lane Financing SPV LLC (fka Ciena Capital LLC)(7)(8)(18)	Specialty finance company	First lien senior secured revolving loan ($0.8 par due 12/2022)	6.81% (Libor + 4.00%/Q)	12/27/2018	0.8	0.8	(2)
		Equity interests		11/29/2010	12.7	3.1	(2)

					13.5	3.9

LS DE LLC and LM LSQ Investors LLC(8)	Asset based lender	Senior subordinated loan ($3.0 par due 6/2021)	10.50%	6/15/2017	3.0	3.0	(2)
		Senior subordinated loan ($37.0 par due 3/2024)	10.50%	6/25/2015	37.0	37.0	(2)
		Membership units (3,275,000 units)		6/25/2015	3.3	4.0

					43.3	44.0

NM GRC HOLDCO, LLC(18)	Regulatory compliance services provider to financial institutions	First lien senior secured loan ($19.3 par due 2/2024)	8.80% (Libor + 6.00%/Q)	2/9/2018	19.3	19.3	(2)(14)
		First lien senior secured loan ($60.6 par due 2/2024)	8.80% (Libor + 6.00%/Q)	2/9/2018	60.1	60.6	(2)(14)

					79.4	79.9

Payment Alliance International, Inc.(18)	Reseller of ATM process services through 3rd party processing networks	First lien senior secured revolving loan ($1.3 par due 9/2021)	8.49% (Libor + 6.05%/M)	2/8/2018	1.3	1.3	(2)(14)
		First lien senior secured revolving loan ($2.1 par due 9/2021)	10.30% (Base Rate + 5.05%/M)	2/8/2018	2.1	2.1	(2)(14)

					3.4	3.4

Rialto Management Group, LLC(8)(18)	Investment and asset management platform focused on real estate	First lien senior secured loan ($1.0 par due 12/2024)	7.02% (Libor + 4.50%/M)	11/30/2018	1.0	1.0	(2)(14)

Vela Trading Technologies, LLC(18)	Provider of market data software and content to global financial services clients	First lien senior secured revolving loan ($0.5 par due 6/2022)	7.65% (Libor + 5.00%/Q)	2/8/2018	0.5	0.5	(2)(14)
		First lien senior secured loan ($4.9 par due 6/2022)	7.45% (Libor + 5.00%/Q)	4/17/2018	4.9	4.8	(2)(14)

					5.4	5.3

					754.5	815.0		11.16%

Investment Funds and Vehicles

ACAS Equity Holdings Corporation(7)(8)	Investment company	Common stock (589 shares)		1/3/2017	0.4	0.4

Ares IIIR/IVR CLO Ltd.(7)(8)	Investment vehicle	Subordinated notes ($20.0 par due 4/2021)		1/3/2017	—	0.1

Blue Wolf Capital Fund II, L.P.(6)(8)	Investment partnership	Limited partnership interest (8.50% interest)		1/3/2017	1.6	2.5	(21)

Carlyle Global Market Strategies CLO 2015-3(8)	Investment vehicle	Subordinated notes ($24.6 par due 7/2028)	13.70%	1/3/2017	14.7	17.1

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Centurion CDO 8 Limited(8)	Investment vehicle	Subordinated notes ($5.0 par due 3/2019)		1/3/2017	—	—

CoLTs 2005-1 Ltd.(7)(8)	Investment vehicle	Preferred shares (360 shares)		1/3/2017	—	—

CoLTs 2005-2 Ltd.(7)(8)	Investment vehicle	Preferred shares (34,170,000 shares)		1/3/2017	—	—

CREST Exeter Street Solar 2004-1(8)	Investment vehicle	Preferred shares (3,500,000 shares)		1/3/2017	—	—

Eaton Vance CDO X plc(8)	Investment vehicle	Subordinated notes ($9.2 par due 2/2027)		1/3/2017	—	0.1

European Capital UK SME Debt LP(6)(8)(19)	Investment partnership	Limited partnership interest (45% interest)		1/3/2017	38.6	39.5

HCI Equity, LLC(7)(8)	Investment company	Member interest (100.00% interest)		4/1/2010	—	0.1	(21)

Herbert Park B.V.(8)	Investment vehicle	Subordinated notes ($6.1 par due 10/2026)		1/3/2017	0.9	—

Montgomery Lane, LLC and Montgomery Lane, Ltd.(7)(8)	Investment company	Common stock (100 shares)		1/3/2017	—	—
		Common stock (50,000 shares)		1/3/2017	—	—

					—	—

OHA Credit Partners XI(8)	Investment vehicle	Subordinated notes ($17.8 par due 1/2032)	13.50%	1/3/2017	13.5	13.6

Partnership Capital Growth Fund I, L.P.(6)(8)	Investment partnership	Limited partnership interest (25.00% interest)		6/16/2006	—	0.1	(2)(21)

Partnership Capital Growth Investors III, L.P.(8)(19)	Investment partnership	Limited partnership interest (2.50% interest)		10/5/2011	2.5	4.2	(2)(21)

PCG-Ares Sidecar Investment II, L.P.(6)(8)(19)	Investment partnership	Limited partnership interest (100.00% interest)		10/31/2014	6.7	17.4	(2)

PCG-Ares Sidecar Investment, L.P.(6)(8)(19)	Investment partnership	Limited partnership interest (100.00% interest)		5/22/2014	4.5	4.4	(2)

Piper Jaffray Merchant Banking Fund I, L.P.(8)(19)	Investment partnership	Limited partnership interest (2.00% interest)		8/16/2012	1.4	1.4	(21)

Senior Direct Lending Program, LLC(7)(8)(20)	Co-investment vehicle	Subordinated certificates ($651.7 par due 12/2036)	10.81% (Libor + 8.00%/Q)(15)	7/27/2016	651.7	651.7	(14)
		Member interest (87.50% interest)		7/27/2016	—	—	(14)

					651.7	651.7

Vitesse CLO, Ltd.(8)	Investment vehicle	Preferred shares (20,000,000 shares)		1/3/2017	—	—

Voya CLO 2014-4 Ltd.(8)	Investment vehicle	Subordinated notes ($26.7 par due 7/2031)	15.60%	1/3/2017	14.6	13.8

VSC Investors LLC(8)	Investment company	Membership interest (1.95% interest)		1/24/2008	0.3	1.1	(2)(21)

					751.4	767.5		10.51%

Manufacturing

Chariot Acquisition, LLC(18)	Aftermarket golf cart parts and accessories	First lien senior secured loan ($18.2 par due 9/2021)	9.30% (Libor + 6.50%/Q)	1/3/2017	18.1	18.0	(3)(14)
		First lien senior secured loan ($9.3 par due 9/2021)	9.30% (Libor + 6.50%/Q)	1/3/2017	9.2	9.2	(4)(14)

					27.3	27.2

Dorner Holding Corp.(18)	Manufacturer of precision unit conveyors	First lien senior secured revolving loan ($0.2 par due 3/2022)	10.25% (Base Rate + 4.75%/Q)	3/15/2017	0.2	0.2	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
ECI Purchaser Company, LLC	Manufacturer of equipment to safely control pressurized gases	First lien senior secured loan ($21.8 par due 12/2019)	9.13% (Libor + 6.25%/Q)	7/26/2017	21.8	21.5	(2)(14)
		First lien senior secured loan ($88.7 par due 12/2019)	8.15% (Libor + 5.25%/Q)	7/26/2017	88.7	87.8	(2)(14)
		First lien senior secured loan ($74.8 par due 12/2019)	8.15% (Libor + 5.25%/Q)	7/26/2017	74.8	74.0	(3)(14)
		First lien senior secured loan ($0.3 par due 12/2019)	9.13% (Libor + 6.25%/Q)	7/26/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.2 par due 12/2019)	9.13% (Libor + 6.25%/Q)	7/26/2017	0.2	0.2	(3)(14)

					185.8	183.8

ETG Holdings, Inc.(7)	Industrial woven products	Common stock (3,000 shares)		1/3/2017	—	—

Harvey Tool Company, LLC(18)	Cutting tool provider to the metalworking industry	First lien senior secured revolving loan ($0.7 par due 10/2023)	7.01% (Libor + 4.50%/M)	10/12/2017	0.7	0.7	(2)(14)(17)
		First lien senior secured loan ($20.5 par due 10/2024)	7.55% (Libor + 4.75%/Q)	10/12/2017	20.5	20.5	(2)(14)
		First lien senior secured loan ($19.8 par due 10/2024)	7.55% (Libor + 4.75%/Q)	10/12/2017	19.8	19.8	(4)(14)
		Second lien senior secured loan ($43.7 par due 10/2025)	10.93% (Libor + 8.50%/Q)	10/12/2017	43.7	43.7	(2)(14)

					84.7	84.7

Ioxus, Inc.(6)	Energy storage devices	First lien senior secured loan ($1.3 par due 12/2019)		4/29/2014	1.3	1.3	(2)
		First lien senior secured loan ($5.7 par due 12/2019)	7.00% Cash, 5.00% PIK	4/29/2014	5.6	5.7	(2)
		Series CC preferred stock (1,683,265 shares)		9/7/2017	0.7	—	(2)
		Warrant to purchase up to 75,968 shares of common stock (expires 1/2026)		1/28/2016	—	—	(2)
		Warrant to purchase up to 30,256 shares of Series BB preferred stock (expires 8/2026)		8/24/2016	—	—	(2)
		Warrant to purchase up to 8,416,326 shares of Series CC preferred stock (expires 1/2027)		1/27/2017	—	—	(2)

					7.6	7.0

KPS Global LLC and Cool Group LLC	Walk-in cooler and freezer systems	First lien senior secured loan ($1.6 par due 4/2022)	5.09% (Libor + 2.63%/M)	4/5/2017	1.6	1.6	(2)(14)
		First lien senior secured loan ($4.4 par due 4/2022)	9.65% (Libor + 7.19%/M)	11/16/2018	4.4	4.4	(2)(14)
		First lien senior secured loan ($10.5 par due 4/2022)	9.61% (Libor + 7.14%/M)	4/5/2017	10.5	10.5	(2)(14)
		First lien senior secured loan ($5.2 par due 4/2022)	9.61% (Libor + 7.14%/M)	4/5/2017	5.2	5.2	(4)(14)
		Class A units (13,292 units)		9/21/2018	1.1	1.4

					22.8	23.1

Mac Lean-Fogg Company and MacLean-Fogg Holdings, L.L.C.(18)	Manufacturer and supplier for the power utility and automotive markets worldwide	First lien senior secured loan ($206.0 par due 12/2025)	7.55% (Libor + 4.75%/Q)	12/21/2018	205.0	204.0	(2)(14)
		Preferred units (70,183 units)	4.50% Cash, 9.25% PIK	10/9/2015	79.2	79.2

					284.2	283.2

Nordco Inc.(18)	Railroad maintenance-of-way machinery	First lien senior secured revolving loan ($1.3 par due 8/2020)	11.00% (Base Rate + 5.50%/M)	8/26/2015	1.3	1.2	(2)(14)(17)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Pelican Products, Inc.	Flashlights	Second lien senior secured loan ($27.3 par due 5/2026)	10.13% (Libor + 7.75%/M)	5/4/2018	27.1	27.1	(2)(14)

Sanders Industries Holdings, Inc. and SI Holdings, Inc.(18)	Elastomeric parts, mid-sized composite structures, and composite tooling	First lien senior secured loan ($50.2 par due 5/2020)	8.90% (Libor + 6.50%/Q)	7/21/2017	50.2	50.2	(2)(14)
		First lien senior secured loan ($13.1 par due 5/2020)	8.90% (Libor + 6.50%/Q)	7/21/2017	13.1	13.1	(4)(14)
		Common stock (1,500 shares)		5/30/2014	1.5	1.8	(2)

					64.8	65.1

Saw Mill PCG Partners LLC	Metal precision engineered components	Common units (1,000 units)		1/30/2007	1.0	—	(2)

Sonny's Enterprises, LLC(18)	Manufacturer and supplier of car wash equipment, parts and supplies to the conveyorized car wash market	First lien senior secured revolving loan ($0.2 par due 12/2022)	6.77% (Libor + 4.25%/M)	11/30/2017	0.2	0.2	(2)(14)

Sunk Rock Foundry Partners LP, Hatteras Electrical Manufacturing Holding Company and Sigma Electric Manufacturing Corporation(18)	Manufacturer of metal castings, precision machined components and sub-assemblies in the electrical products, power transmission and distribution and general industrial markets	First lien senior secured revolving loan ($2.4 par due 10/2022)	7.55% (Libor + 4.75%/Q)	10/31/2017	2.4	2.4	(2)(14)(17)
		First lien senior secured loan ($11.3 par due 10/2023)	7.55% (Libor + 4.75%/Q)	10/31/2017	11.3	11.3	(2)(14)
		First lien senior secured loan ($12.4 par due 10/2023)	7.55% (Libor + 4.75%/Q)	10/31/2017	12.4	12.4	(2)(14)

					26.1	26.1

TPTM Merger Corp.(18)	Time temperature indicator products	First lien senior secured loan ($13.3 par due 9/2020)	9.02% (Libor + 6.50%/Q)	12/11/2014	13.3	13.3	(3)(14)
		First lien senior secured loan ($9.9 par due 9/2020)	9.02% (Libor + 6.50%/Q)	12/11/2014	9.9	9.9	(4)(14)

					23.2	23.2

					756.3	752.1		10.31%

Other Services

1A Smart Start, LLC(18)	Provider of ignition interlock devices	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

AMCP Clean Intermediate, LLC(18)	Provider of janitorial and facilities management services	First lien senior secured revolving loan	—	10/1/2018	—	—	(16)
		First lien senior secured loan ($7.6 par due 10/2024)	8.30% (Libor + 5.50%/Q)	10/1/2018	7.6	7.5	(2)(14)

					7.6	7.5

American Residential Services L.L.C.	Heating, ventilation and air conditioning services provider	Second lien senior secured loan ($67.0 par due 12/2022)	10.52% (Libor + 8.00%/M)	6/30/2014	66.8	66.3	(2)(14)
		Second lien senior secured loan ($3.8 par due 12/2022)	10.47% (Libor + 8.00%/M)	6/30/2014	3.7	3.7	(2)(14)

					70.5	70.0

Capstone Logistics Acquisition, Inc.(18)	Outsourced supply chain solutions provider to operators of distribution centers	First lien senior secured revolving loan ($0.2 par due 4/2021)	9.00% (Base Rate + 3.50%/Q)	2/8/2018	0.2	0.2	(2)(14)(17)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC(6)(18)	Provider of outsourced healthcare linen management solutions	First lien senior secured revolving loan	—	3/13/2014	—	—	(16)
		First lien senior secured loan ($11.9 par due 12/2021)	9.27% (Libor + 6.75%/M)	4/6/2017	11.9	11.9	(2)(14)
		First lien senior secured loan ($12.0 par due 12/2021)	9.27% (Libor + 6.75%/M)	6/12/2018	12.0	12.0	(2)(14)
		First lien senior secured loan ($10.1 par due 12/2021)	9.27% (Libor + 6.75%/M)	3/13/2014	10.1	10.1	(3)(14)
		Class A preferred units (3,393,973 units)		3/13/2014	4.0	2.9	(2)
		Class B common units (377,108 units)		3/13/2014	0.4	2.2	(2)

					38.4	39.1

IMIA Holdings, Inc.(18)	Marine preservation maintenance company	First lien senior secured revolving loan	—	10/26/2018	—	—	(16)
		First lien senior secured loan ($2.8 par due 10/2024)	7.30% (Libor + 4.50%/Q)	10/26/2018	2.8	2.8	(2)(14)
		First lien senior secured loan ($18.0 par due 10/2024)	7.30% (Libor + 4.50%/Q)	10/26/2018	17.9	17.9	(3)(14)

					20.7	20.7

Magento, Inc.(18)	eCommerce platform provider for the retail industry	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

Massage Envy, LLC and ME Equity LLC(18)	Franchisor in the massage industry	First lien senior secured loan ($1.0 par due 12/2024)	9.40% (Libor + 6.75%/M)	1/24/2018	1.0	1.0	(2)(14)
		First lien senior secured loan ($0.5 par due 12/2024)	9.49% (Libor + 6.75%/M)	1/24/2018	0.5	0.5	(2)(14)
		First lien senior secured loan ($0.3 par due 12/2024)	9.52% (Libor + 6.75%/Q)	1/24/2018	0.3	0.3	(2)(14)
		First lien senior secured loan ($1.7 par due 12/2024)	9.53% (Libor + 6.75%/Q)	1/24/2018	1.7	1.7	(2)(14)
		First lien senior secured loan ($0.4 par due 12/2024)	9.46% (Libor + 6.75%/Q)	1/24/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($0.7 par due 12/2024)	9.44% (Libor + 6.75%/Q)	1/24/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($0.7 par due 12/2024)	9.55% (Libor + 6.75%/Q)	1/24/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($0.4 par due 7/2020)	9.53% (Libor + 6.75%/Q)	7/20/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($0.6 par due 9/2020)	9.49% (Libor + 6.75%/Q)	7/27/2017	0.6	0.6	(2)(14)
		First lien senior secured loan ($0.5 par due 9/2020)	9.49% (Libor + 6.75%/Q)	7/27/2017	0.5	0.5	(2)(14)
		First lien senior secured loan ($0.3 par due 9/2020)	9.44% (Libor + 6.75%/Q)	7/27/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.3 par due 9/2020)	9.49% (Libor + 6.75%/Q)	4/12/2017	0.3	0.3	(2)(14)
		First lien senior secured loan ($0.1 par due 9/2020)	9.55% (Libor + 6.75%/Q)	4/12/2017	0.1	0.1	(2)(14)
		First lien senior secured loan ($1.0 par due 9/2020)	9.50% (Libor + 6.75%/Q)	4/12/2017	1.0	1.0	(2)(14)
		First lien senior secured loan ($38.1 par due 9/2020)	9.46% (Libor + 6.75%/Q)	9/27/2012	38.1	38.1	(3)(14)
		First lien senior secured loan ($18.5 par due 9/2020)	9.46% (Libor + 6.75%/Q)	9/27/2012	18.5	18.5	(4)(14)
		Common stock (3,000,000 shares)		9/27/2012	3.0	6.2	(2)

					68.1	71.3

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Mckenzie Sports Products, LLC(18)	Designer, manufacturer and distributor of hunting-related supplies	First lien senior secured revolving loan ($2.2 par due 9/2020)	6.27% (Libor + 3.75%/M)	9/18/2014	2.2	2.2	(2)(14)
		First lien senior secured revolving loan ($0.7 par due 9/2020)	8.25% (Base Rate + 2.75%/M)	9/18/2014	0.7	0.7	(2)(14)
		First lien senior secured loan ($5.5 par due 9/2020)	8.27% (Libor + 5.75%/M)	9/18/2014	5.5	5.5	(3)(14)
		First lien senior secured loan ($84.5 par due 9/2020)	9.61% (Libor + 7.09%/M)	9/18/2014	84.5	84.5	(3)(10)(14)

					92.9	92.9

MSHC, Inc.(18)	Heating, ventilation and air conditioning services provider	First lien senior secured revolving loan ($1.6 par due 7/2022)	8.75% (Base Rate + 3.25%/Q)	7/31/2017	1.6	1.6	(2)(14)
		First lien senior secured loan ($1.0 par due 7/2023)	6.89% (Libor + 4.25%/Q)	7/31/2017	1.0	1.0	(2)(14)
		Second lien senior secured loan ($7.9 par due 7/2024)	10.78% (Libor + 8.25%/Q)	6/27/2018	7.9	7.9	(2)(14)
		Second lien senior secured loan ($9.8 par due 7/2024)	10.96% (Libor + 8.25%/Q)	6/27/2018	9.8	9.8	(2)(14)
		Second lien senior secured loan ($4.8 par due 7/2024)	11.05% (Libor + 8.25%/Q)	7/31/2017	4.8	4.8	(2)(14)
		Second lien senior secured loan ($46.0 par due 7/2024)	11.05% (Libor + 8.25%/Q)	7/31/2017	46.0	46.0	(2)(14)

					71.1	71.1

Osmose Utilities Services, Inc.(18)	Provider of structural integrity management services to transmission and distribution infrastructure	First lien senior secured revolving loan ($1.5 par due 8/2020)	10.50% (Base Rate + 5.00%/Q)	1/3/2017	1.5	1.5	(2)(14)(17)
		Second lien senior secured loan ($51.4 par due 8/2023)	10.55% (Libor + 7.75%/Q)	9/3/2015	50.7	51.4	(2)(14)
		Second lien senior secured loan ($34.0 par due 8/2023)	10.55% (Libor + 7.75%/Q)	1/3/2017	33.5	34.0	(2)(14)

					85.7	86.9

SecurAmerica, LLC, ERMC LLC, ERMC Of America, LLC, SecurAmerica Corporation, ERMC Aviation LLC, American Security Programs, Inc., USI LLC and Argenbright Holdings IV, LLC(18)	Provider of outsourced manned security guard services, outsourced facilities management and outsourced aviation services	First lien senior secured loan ($26.1 par due 12/2023)	9.23% (Libor + 6.75%/M)	12/21/2018	26.1	25.8	(2)(14)

Siteworx Holdings, LLC & Siteworx LLC(18)	Provider of design, web content management, eCommerce solutions and system integration	First lien senior secured revolving loan ($1.5 par due 1/2020)	6.75% (Base Rate + 1.25%/Q)	2/16/2018	1.5	1.5	(12)(14)
		First lien senior secured loan ($2.4 par due 1/2020)	8.31% (Libor + 5.50%/Q)	2/16/2018	2.4	2.4	(12)(14)

					3.9	3.9

SocialFlow, Inc.	Social media optimization platform provider	Warrant to purchase up to 215,331 shares of Series C preferred stock (expires 1/2026)		1/13/2016	—	—	(2)

SoundCloud Limited(8)	Platform for receiving, sending, and distributing music	Common stock (73,422 shares)		8/15/2017	0.4	0.7	(2)

Spin HoldCo Inc.	Laundry service and equipment provider	Second lien senior secured loan ($154.2 par due 5/2023)	10.19% (Libor + 7.50%/Q)	5/14/2013	154.2	152.6	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
TDG Group Holding Company and TDG Co-Invest, LP(18)	Operator of multiple franchise concepts primarily related to home maintenance or repairs	First lien senior secured revolving loan ($0.0 par due 5/2024)	8.02% (Libor + 5.50%/M)	5/31/2018	—	—	(2)(14)(17)
		First lien senior secured loan ($3.2 par due 5/2024)	8.30% (Libor + 5.50%/Q)	5/31/2018	3.2	3.2	(2)(14)
		First lien senior secured loan ($9.3 par due 5/2024)	8.30% (Libor + 5.50%/Q)	5/31/2018	9.3	9.2	(3)(14)
		Preferred units (2,871,000 units)		5/31/2018	2.9	2.9	(2)
		Common units (29,000 units)		5/31/2018	—	—	(2)

					15.4	15.3

Tyden Group Holding Corp.(8)	Producer and marketer of global cargo security, product identification and traceability products and utility meter products	Preferred stock (46,276 shares)		1/3/2017	0.4	0.4
		Common stock (5,521,203 shares)		1/3/2017	2.0	5.6

					2.4	6.0

VLS Recovery Services, LLC(18)	Provider of commercial and industrial waste processing and disposal services	First lien senior secured revolving loan ($0.5 par due 10/2023)	8.46% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(14)(17)
		First lien senior secured revolving loan ($1.1 par due 10/2023)	8.47% (Libor + 6.00%/M)	10/17/2017	1.1	1.1	(2)(14)(17)
		First lien senior secured revolving loan ($1.1 par due 10/2023)	8.38% (Libor + 6.00%/M)	10/17/2017	1.1	1.1	(2)(14)(17)
		First lien senior secured revolving loan ($0.5 par due 10/2023)	8.40% (Libor + 6.00%/M)	10/17/2017	0.5	0.5	(2)(14)(17)
		First lien senior secured loan ($5.1 par due 10/2023)	8.47% (Libor + 6.00%/M)	10/17/2017	5.1	5.1	(2)(14)
		First lien senior secured loan ($6.8 par due 10/2023)	8.46% (Libor + 6.00%/M)	10/17/2017	6.8	6.8	(2)(14)

					15.1	15.1

WASH Multifamily Acquisition Inc. and Coinamatic Canada Inc.	Laundry service and equipment provider	Second lien senior secured loan ($3.7 par due 5/2023)	9.52% (Libor + 7.00%/M)	5/14/2015	3.7	3.6	(2)(14)
		Second lien senior secured loan ($21.3 par due 5/2023)	9.52% (Libor + 7.00%/M)	5/14/2015	21.0	20.6	(2)(14)

					24.7	24.2

					697.4	703.3		9.64%

Power Generation

Alphabet Energy, Inc.	Technology developer to convert waste-heat into electricity	First lien senior secured loan ($3.5 par due 8/2017)		12/16/2013	2.9	—	(2)(13)
		Series 1B preferred stock (12,976 shares)		6/21/2016	0.2	—	(2)
		Warrant to purchase up to 125,000 shares of Series 2 preferred stock (expires 12/2023)		6/30/2016	0.1	—	(2)

					3.2	—

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Apex Clean Energy Holdings, LLC(18)	Developer, builder and owner of utility-scale wind and solar power facilities	First lien senior secured revolving loan	—	12/12/2018	—	—	(16)
		First lien senior secured loan ($95.4 par due 9/2022)	9.55% (Libor + 6.75%/Q)	9/24/2018	95.4	94.5	(2)(14)

					95.4	94.5

CPV Maryland Holding Company II, LLC	Gas turbine power generation facilities operator	Senior subordinated loan ($51.4 par due 12/2020)	6.00% Cash, 5.00% PIK	8/8/2014	51.4	46.8	(2)

DGH Borrower LLC(18)	Developer, owner and operator of quick start, small-scale natural gas-fired power generation projects	First lien senior secured loan ($47.2 par due 6/2023)	9.30% (Libor + 6.50%/Q)	6/8/2018	47.2	47.2	(2)(14)

Green Energy Partners, Stonewall LLC and Panda Stonewall Intermediate Holdings II LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($24.7 par due 11/2021)	8.30% (Libor + 5.50%/Q)	11/13/2014	24.6	24.2	(2)(14)
		Senior subordinated loan ($21.2 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	21.2	20.4	(2)
		Senior subordinated loan ($99.0 par due 12/2021)	8.00% Cash, 5.25% PIK	11/13/2014	99.0	95.3	(2)

					144.8	139.9

Joule Unlimited Technologies, Inc. and Stichting Joule Global Foundation	Renewable fuel and chemical production developer	First lien senior secured loan ($7.8 par due 10/2018)		3/31/2015	5.8	—	(2)(13)
		Warrant to purchase up to 32,051 shares of Series C-2 preferred stock (expires 7/2023)		7/25/2013	—	—	(2)(8)

					5.8	—

Moxie Patriot LLC	Gas turbine power generation facilities operator	First lien senior secured loan ($32.5 par due 12/2020)	8.55% (Libor + 5.75%/Q)	12/19/2013	32.4	31.9	(2)(14)

Navisun LLC and Navisun Holdings LLC(7)(18)	Owner and operater of commercial and industrial solar projects	First lien senior secured loan ($25.0 par due 11/2023)	8.00% PIK	11/15/2017	25.0	25.0	(2)
		Series A preferred units	10.50% PIK	11/15/2017	2.9	2.9	(2)
		Class A units (550 units)		11/15/2017	—	—

					27.9	27.9

Panda Liberty LLC (fka Moxie Liberty LLC)	Gas turbine power generation facilities operator	First lien senior secured loan ($49.6 par due 8/2020)	9.30% (Libor + 6.50%/Q)	4/6/2018	47.0	44.7	(2)(14)
		First lien senior secured loan ($34.0 par due 8/2020)	9.30% (Libor + 6.50%/Q)	8/21/2013	33.9	30.6	(2)(14)

					80.9	75.3

Panda Temple Power, LLC and T1 Power Holdings LLC(6)	Gas turbine power generation facilities operator	Second lien senior secured loan ($9.0 par due 2/2023)	10.46% (Libor + 8.00%/M)	3/6/2015	9.0	9.0	(2)(14)
		Class A Common units (616,122 shares)		3/6/2015	15.0	13.0	(2)

					24.0	22.0

PERC Holdings 1 LLC	Operator of recycled energy, combined heat and power, and energy efficiency facilities	Class B common units (21,653,543 units)		10/20/2014	21.7	34.7	(2)

Riverview Power LLC	Operator of natural gas and oil fired power generation facilities	First lien senior secured loan ($81.2 par due 12/2022)	10.80% (Libor + 8.00%/Q)	12/29/2016	79.7	81.2	(2)(14)

					614.4	601.4		8.24%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Restaurants and Food Services

ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.(7)(18)	Restaurant owner and operator	First lien senior secured loan ($4.3 par due 12/2018)	20.32% PIK (Libor + 18.00%/Q)	12/22/2016	4.3	4.3	(2)(14)
		First lien senior secured loan ($56.6 par due 12/2018)		11/27/2006	39.9	1.2	(2)(13)
		Promissory note ($31.8 par due 12/2023)		11/27/2006	13.8	—	(2)
		Warrant to purchase up to 0.95 units of Series D common stock (expires 12/2023)		12/18/2013	—	—	(2)

					58.0	5.5

Cipriani USA, Inc.	Manager and operator of banquet facilities, restaurants, hotels and other leisure properties	First lien senior secured loan ($3.0 par due 5/2023)	10.34% (Libor + 8.00%/M)	8/20/2018	3.0	3.0	(2)(14)
		First lien senior secured loan ($12.0 par due 5/2023)	10.35% (Libor + 8.00%/M)	11/5/2018	12.0	11.9	(2)(14)
		First lien senior secured loan ($3.0 par due 5/2023)	10.38% (Libor + 8.00%/M)	11/5/2018	3.0	3.0	(2)(14)
		First lien senior secured loan ($67.8 par due 5/2023)	10.34% (Libor + 8.00%/M)	5/30/2018	67.8	67.1	(2)(14)

					85.8	85.0

Cozzini Bros., Inc. and BH-Sharp Holdings LP(18)	Provider of commercial knife sharpening and cutlery services in the restaurant industry	First lien senior secured revolving loan ($1.5 par due 3/2023)	8.02% (Libor + 5.50%/M)	3/10/2017	1.5	1.5	(2)(14)
		First lien senior secured loan ($6.6 par due 3/2023)	8.02% (Libor + 5.50%/M)	3/10/2017	6.6	6.6	(2)(14)
		First lien senior secured loan ($11.6 par due 3/2023)	8.02% (Libor + 5.50%/M)	3/10/2017	11.6	11.6	(4)(14)
		Common units (2,950,000 units)		3/10/2017	3.0	3.4	(2)

					22.7	23.1

FWR Holding Corporation(18)	Restaurant owner, operator, and franchisor	First lien senior secured revolving loan ($0.8 par due 8/2023)	10.25% (Base Rate + 4.75%/Q)	8/21/2017	0.8	0.8	(2)(14)(17)
		First lien senior secured loan ($0.5 par due 8/2023)	8.26% (Libor + 5.75%/M)	8/21/2017	0.5	0.5	(2)(14)
		First lien senior secured loan ($0.8 par due 8/2023)	8.26% (Libor + 5.75%/M)	8/21/2017	0.8	0.8	(2)(14)
		First lien senior secured loan ($4.0 par due 8/2023)	8.26% (Libor + 5.75%/M)	8/21/2017	4.0	4.0	(2)(14)

					6.1	6.1

Garden Fresh Restaurant Corp. and GFRC Holdings LLC(18)	Restaurant owner and operator	First lien senior secured revolving loan	—	2/1/2017	—	—	(16)
		First lien senior secured loan ($23.9 par due 2/2022)	10.39% (Libor + 8.00%/S)	10/3/2013	23.9	23.9	(2)(14)

					23.9	23.9

Heritage Food Service Group, Inc. and WCI-HFG Holdings, LLC	Distributor of repair and replacement parts for commercial kitchen equipment	Second lien senior secured loan ($31.6 par due 10/2022)	11.00% (Libor + 8.50%/S)	10/20/2015	31.6	31.6	(2)(14)
		Preferred units (3,000,000 units)		10/20/2015	3.0	4.5	(2)

					34.6	36.1

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Jim N Nicks Management, LLC(18)	Restaurant owner and operator	First lien senior secured revolving loan ($2.8 par due 7/2023)	8.05% (Libor + 5.25%/Q)	7/10/2017	2.8	2.7	(2)(14)
		First lien senior secured loan ($1.2 par due 7/2023)	8.05% (Libor + 5.25%/Q)	7/10/2017	1.2	1.1	(2)(14)
		First lien senior secured loan ($14.0 par due 7/2023)	8.05% (Libor + 5.25%/Q)	7/10/2017	14.0	13.5	(4)(14)

					18.0	17.3

Orion Foods, LLC(7)	Convenience food service retailer	First lien senior secured loan ($1.2 par due 9/2015)		4/1/2010	1.2	0.5	(2)(13)
		Second lien senior secured loan ($19.4 par due 9/2015)		4/1/2010	—	—	(2)(13)
		Preferred units (10,000 units)		10/28/2010	—	—	(2)
		Class A common units (25,001 units)		4/1/2010	—	—	(2)
		Class B common units (1,122,452 units)		4/1/2010	—	—	(2)

					1.2	0.5

OTG Management, LLC(18)	Airport restaurant operator	First lien senior secured revolving loan ($1.6 par due 8/2021)	9.65% (Libor + 7.00%/Q)	8/26/2016	1.6	1.6	(2)(14)
		First lien senior secured revolving loan ($8.4 par due 8/2021)	9.41% (Libor + 7.00%/Q)	8/26/2016	8.4	8.4	(2)(14)
		First lien senior secured loan ($4.7 par due 8/2021)	9.61% (Libor + 7.00%/Q)	8/26/2016	4.7	4.7	(2)(14)
		First lien senior secured loan ($2.2 par due 8/2021)	9.60% (Libor + 7.00%/Q)	8/26/2016	2.2	2.2	(2)(14)
		First lien senior secured loan ($2.2 par due 8/2021)	9.71% (Libor + 7.00%/Q)	8/26/2016	2.2	2.2	(2)(14)
		First lien senior secured loan ($6.1 par due 8/2021)	9.51% (Libor + 7.00%/Q)	8/26/2016	6.1	6.1	(2)(14)
		First lien senior secured loan ($4.9 par due 8/2021)	9.54% (Libor + 7.00%/Q)	8/26/2016	4.9	4.9	(2)(14)
		First lien senior secured loan ($0.7 par due 8/2021)	9.41% (Libor + 7.00%/Q)	8/26/2016	0.7	0.7	(2)(14)
		First lien senior secured loan ($1.8 par due 8/2021)	9.78% (Libor + 7.00%/Q)	8/26/2016	1.8	1.8	(2)(14)
		First lien senior secured loan ($1.0 par due 8/2021)	9.43% (Libor + 7.00%/Q)	8/26/2016	1.0	1.0	(2)(14)
		First lien senior secured loan ($1.9 par due 8/2021)	9.41% (Libor + 7.00%/Q)	10/10/2018	1.9	1.9	(2)(14)
		First lien senior secured loan ($0.7 par due 8/2021)	9.61% (Libor + 7.00%/Q)	10/10/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($0.7 par due 8/2021)	9.78% (Libor + 7.00%/Q)	10/10/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($48.9 par due 8/2021)	9.40% (Libor + 7.00%/Q)	8/26/2016	48.9	48.9	(3)(14)
		First lien senior secured loan ($48.9 par due 8/2021)	9.54% (Libor + 7.00%/Q)	8/26/2016	48.9	48.9	(3)(14)
		Senior subordinated loan ($30.1 par due 2/2022)	13.00% PIK	8/26/2016	30.0	30.1	(2)
		Class A preferred units (3,000,000 units)		8/26/2016	30.0	39.5	(2)
		Common units (3,000,000 units)		1/5/2011	3.0	9.2	(2)
		Warrant to purchase up to 7.73% of common units		6/19/2008	0.1	20.3	(2)

					197.8	233.8

SFE Intermediate Holdco LLC(18)	Provider of outsourced foodservice to K-12 school districts	First lien senior secured loan ($10.8 par due 7/2024)	7.50% (Libor + 4.75%/Q)	9/5/2018	10.8	10.8	(2)(14)
		First lien senior secured loan ($6.7 par due 7/2024)	7.28% (Libor + 4.75%/Q)	7/31/2017	6.7	6.7	(4)(14)

					17.5	17.5

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Spectra Finance, LLC(18)	Venue management and food and beverage provider	First lien senior secured revolving loan ($5.4 par due 4/2023)	6.39% (Libor + 4.00%/M)	4/2/2018	5.4	5.4	(2)(14)(17)
		First lien senior secured loan ($19.0 par due 4/2024)	7.05% (Libor + 4.25%/Q)	4/2/2018	19.0	19.0	(2)(14)

					24.4	24.4

					490.0	473.2		6.49%

Oil and Gas

Murchison Oil and Gas, LLC and Murchison Holdings, LLC(18)	Exploration and production company	First lien senior secured loan ($5.0 par due 10/2023)	10.80% (Libor + 8.00%/Q)	10/26/2018	5.0	5.0	(2)(14)
		First lien senior secured loan ($21.7 par due 10/2023)	10.80% (Libor + 8.00%/Q)	10/26/2018	21.1	21.5	(2)(14)
		Preferred units (21,667 units)		10/26/2018	21.7	21.7

					47.8	48.2

Penn Virginia Holding Corp.	Exploration and production company	Second lien senior secured loan ($90.1 par due 9/2022)	9.53% (Libor + 7.00%/M)	9/28/2017	90.1	90.1	(2)(14)

Petroflow Energy Corporation and TexOak Petro Holdings LLC(6)	Oil and gas exploration and production company	First lien senior secured loan ($10.3 par due 6/2019)		6/29/2016	8.5	8.3	(2)(13)
		Second lien senior secured loan ($26.6 par due 12/2019)		6/29/2016	21.9	—	(2)(13)
		Common units (202,000 units)		6/29/2016	11.1	—

					41.5	8.3

Sundance Energy, Inc.	Oil and gas producer	Second lien senior secured loan ($60.7 par due 4/2023)	10.81% (Libor + 8.00%/Q)	4/23/2018	59.7	60.7	(2)(14)

Utility Pipeline, Ltd.(18)	Natural gas distribution management company	First lien senior secured revolving loan ($0.1 par due 4/2022)	6.69% (Libor + 4.00%/Q)	2/8/2018	0.1	0.1	(2)(14)

VPROP Operating, LLC and Vista Proppants and Logistics, LLC	Sand-based proppant producer and distributor to the oil and natural gas industry	First lien senior secured loan ($28.5 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	8/1/2017	28.4	28.5	(2)(14)
		First lien senior secured loan ($35.6 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	11/9/2017	35.6	35.6	(2)(14)
		First lien senior secured loan ($15.3 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	15.3	15.3	(2)(14)
		First lien senior secured loan ($76.3 par due 8/2021)	12.24% (Libor + 8.50% Cash, 1.00% PIK/Q)	3/1/2017	76.3	76.3	(3)(14)
		Common units (997,864 units)		11/9/2017	9.7	9.6	(2)

					165.3	165.3

					404.5	372.7		5.11%

Food and Beverage

American Seafoods Group LLC and American Seafoods Partners LLC	Harvester and processor of seafood	Class A units (77,922 units)		8/19/2015	0.1	0.2	(2)
		Warrant to purchase up to 7,422,078 Class A units (expires 8/2035)		8/19/2015	7.4	15.6	(2)

					7.5	15.8

CHG PPC Parent LLC	Diversified food products manufacturer	Second lien senior secured loan ($60.5 par due 3/2026)	10.02% (Libor + 7.50%/M)	3/30/2018	60.5	59.9	(2)(14)

Edward Don & Company, LLC and VCP-EDC Co-Invest, LLC	Distributor of foodservice equipment and supplies	Membership units (2,970,000 units)		6/9/2017	3.0	4.2

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Ferraro Fine Foods Corp. and Italian Fine Foods Holdings L.P.(18)	Specialty Italian food distributor	First lien senior secured revolving loan ($1.3 par due 5/2023)	6.85% (Libor + 4.25%/Q)	5/9/2018	1.3	1.3	(2)(14)
		First lien senior secured loan ($0.7 par due 5/2024)	7.02% (Libor + 4.25%/Q)	12/7/2018	0.7	0.7	(2)(14)
		First lien senior secured loan ($9.4 par due 5/2024)	6.85% (Libor + 4.25%/Q)	5/9/2018	9.4	9.4	(2)(14)
		Class A common units (2,724,000 units)		5/9/2018	2.7	3.1	(2)

					14.1	14.5

Gehl Foods, LLC and GF Parent LLC	Producer of low-acid, aseptic food and beverage products	Class A preferred units		5/13/2015	2.9	—	(2)
		Class A common units (60,000 units)		5/13/2015	0.1	—	(2)
		Class B common units (0.26 units)		5/13/2015	—	—	(2)

					3.0	—

H-Food Holdings, LLC and Matterhorn Parent, LLC	Food contract manufacturer	First lien senior secured loan ($30.9 par due 5/2025)	6.52% (Libor + 4.00%/M)	11/25/2018	30.6	30.0	(2)(14)
		Second lien senior secured loan ($73.0 par due 3/2026)	9.51% (Libor + 7.00%/M)	11/25/2018	73.0	71.6	(2)(14)
		Common units (5,827 units)		11/25/2018	5.8	5.8

					109.4	107.4

Hometown Food Company(18)	Food distributor	First lien senior secured loan ($9.3 par due 8/2023)	7.78% (Libor + 5.25%/M)	8/31/2018	9.1	9.2	(2)(14)

JWC/KI Holdings, LLC	Foodservice sales and marketing agency	Membership units (5,000 units)		11/16/2015	5.0	5.3	(2)

KC Culinarte Intermediate, LLC	Manufacturer of fresh refrigerated and frozen food products	Second lien senior secured loan ($35.7 par due 8/2026)	10.26% (Libor + 7.75%/M)	8/24/2018	35.7	35.1	(2)(14)

NECCO Holdings, Inc. and New England Confectionery Company, Inc.(7)(18)	Producer and supplier of candy	First lien senior secured revolving loan ($19.9 par due 1/2018)	—	1/3/2017	7.9	2.9	(13)
		First lien senior secured loan ($2.2 par due 8/2018)		11/20/2017	2.1	—	(13)
		First lien senior secured loan ($11.6 par due 1/2018)		1/3/2017	0.9	1.6	(13)
		First lien senior secured loan ($0.7 par due 11/2018)		11/20/2017	0.7	0.1	(13)
		Common stock (860,189 shares)		1/3/2017	—	—

					11.6	4.6

PCM Bmark, Inc. and BakeMark Holdings, Inc.	Manufacturer and distributor of specialty bakery ingredients	First lien senior secured loan ($0.6 par due 8/2023)	7.77% (Libor + 5.25%/M)	5/9/2018	0.6	0.6	(2)(14)

RF HP SCF Investor, LLC(8)	Branded specialty food company	Membership interest (10.08% interest)		12/22/2016	12.5	16.2	(2)

Sovos Brands Intermediate, Inc.(18)	Food and beverage platform	First lien senior secured loan ($16.9 par due 11/2025)	7.64% (Libor + 5.00%/S)	11/20/2018	16.7	16.7	(2)(14)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Teasdale Foods, Inc.(18)	Provider of beans, sauces and hominy to the retail, foodservice and wholesale channels	First lien senior secured revolving loan ($0.6 par due 10/2020)	7.72% (Libor + 5.25%/M)	6/30/2017	0.6	0.5	(2)(14)
		First lien senior secured revolving loan ($0.1 par due 10/2020)	9.75% (Base Rate + 4.25%/M)	6/30/2017	0.1	0.1	(2)(14)
		First lien senior secured loan ($0.6 par due 10/2020)	7.65% (Libor + 5.25%/Q)	6/26/2018	0.6	0.6	(2)(14)
		Second lien senior secured loan ($33.6 par due 10/2021)	11.28% (Libor + 8.75%/Q)	1/3/2017	33.6	28.9	(2)(14)
		Second lien senior secured loan ($31.5 par due 10/2021)	11.28% (Libor + 8.75%/Q)	1/3/2017	31.5	27.1	(2)(14)
		Second lien senior secured loan ($21.3 par due 10/2021)	11.24% (Libor + 8.75%/Q)	1/3/2017	21.3	18.3	(2)(14)

					87.7	75.5

					376.4	365.0		5.00%

Automotive Services
A.U.L. Corp.(18)	Provider of vehicle service contracts and limited warranties for passenger vehicles	First lien senior secured loan ($7.0 par due 6/2023)	7.06% (Libor + 4.50%/M)	6/7/2017	7.0	7.0	(2)(14)

AEP Holdings, Inc. and Arrowhead Holdco Company	Distributor of non-discretionary, mission-critical aftermarket replacement parts	First lien senior secured loan ($0.1 par due 8/2021)	8.35% (Libor + 6.00%/S)	6/28/2018	0.1	0.1	(2)(14)
		First lien senior secured loan ($27.4 par due 8/2021)	8.51% (Libor + 6.00%/S)	6/28/2018	27.3	26.8	(2)(14)
		Common stock (3,467 shares)		8/31/2015	3.5	2.7	(2)

					30.9	29.6

ChargePoint, Inc.	Developer and operator of electric vehicle charging stations	Warrant to purchase up to 809,126 shares of Series E preferred stock (expires 12/2024)		12/30/2014	0.3	2.8	(2)

Dent Wizard International Corporation and DWH Equity Investors, L.P.	Automotive reconditioning services	Second lien senior secured loan ($50.0 par due 10/2020)	10.51% (Libor + 8.00%/M)	4/7/2015	50.0	50.0	(2)(14)
		Class A common stock (10,000 shares)		4/7/2015	0.2	0.6	(2)
		Class B common stock (20,000 shares)		4/7/2015	0.4	1.3	(2)

					50.6	51.9

Eckler Industries, Inc. and Eckler Purchaser LLC(7)(18)	Restoration parts and accessories provider for classic automobiles	First lien senior secured revolving loan ($1.3 par due 5/2022)	12.00%	7/12/2012	1.3	1.3	(2)
		First lien senior secured loan ($18.3 par due 5/2022)	12.00%	7/12/2012	18.1	18.3	(2)
		Class A preferred units (67,972 units)		7/12/2012	15.9	3.2	(2)
		Class A common units (67,972 units)		7/12/2012	0.5	—	(2)

					35.8	22.8

ESCP PPG Holdings, LLC(6)	Distributor of new equipment and aftermarket parts to the heavy-duty truck industry	Class A units (3,500,000 units)		12/14/2016	3.5	2.4	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
GB Auto Service Holdings, LLC(18)	Automotive parts and repair services retailer	First lien senior secured loan ($22.4 par due 10/2024)	8.47% (Libor + 6.00%/M)	10/19/2018	22.4	22.2	(3)(14)
		Common units (3,700,000 units)		10/19/2018	4.6	4.6	(2)

					27.0	26.8

Mavis Tire Express Services Corp. and Mavis Tire Express Services TopCo, L.P.(18)	Auto parts retailer	Second lien senior secured loan ($1.4 par due 3/2026)	9.97% (Libor + 7.50%/M)	3/20/2018	1.4	1.4	(2)(14)
		Second lien senior secured loan ($153.9 par due 3/2026)	9.97% (Libor + 7.50%/M)	3/20/2018	151.7	152.4	(2)(14)
		Class A units (12,400,000 units)		3/20/2018	12.4	13.0	(2)

					165.5	166.8

Simpson Performance Products, Inc.	Provider of motorsports safety equipment	First lien senior secured loan ($28.3 par due 2/2020)	10.28% (Libor + 7.48%/Q)	2/20/2015	28.3	28.3	(3)(14)

SK SPV IV, LLC	Collision repair site operator	Series A common stock (12,500 units)		8/18/2014	0.6	2.5	(2)
		Series B common stock (12,500 units)		8/18/2014	0.6	2.5	(2)

					1.2	5.0

					350.1	343.4		4.71%

Wholesale Distribution
DFS Holding Company, Inc.	Distributor of maintenance, repair, and operations parts, supplies, and equipment to the foodservice industry	First lien senior secured loan ($4.6 par due 2/2022)	8.27% (Libor + 5.75%/M)	3/1/2017	4.6	4.5	(2)(14)
		First lien senior secured loan ($85.8 par due 2/2022)	8.27% (Libor + 5.75%/M)	7/26/2017	85.8	83.2	(2)(14)
		First lien senior secured loan ($93.5 par due 2/2022)	8.27% (Libor + 5.75%/M)	7/26/2017	93.5	90.7	(3)(14)

					183.9	178.4

Flow Control Solutions, Inc.(18)	Distributor and manufacturer of flow control systems components	First lien senior secured revolving loan ($0.4 par due 11/2024)	8.05% (Libor + 5.25%/Q)	11/21/2018	0.4	0.4	(2)(14)
		First lien senior secured loan ($13.7 par due 11/2024)	8.05% (Libor + 5.25%/Q)	11/21/2018	13.7	13.6	(3)(14)

					14.1	14.0

KHC Holdings, Inc. and Kele Holdco, Inc.(18)	Catalog-based distribution services provider for building automation systems	First lien senior secured revolving loan ($0.7 par due 10/2020)	6.76% (Libor + 4.25%/M)	1/3/2017	0.7	0.7	(2)(14)
		First lien senior secured loan ($66.0 par due 10/2022)	8.80% (Libor + 6.00%/Q)	1/3/2017	66.0	66.0	(3)(14)
		Common stock (30,000 shares)		1/3/2017	3.1	3.3

					69.8	70.0

PetIQ, LLC	Distributor and manufacturer of pet prescription medications and health products	First lien senior secured revolving loan ($17.9 par due 1/2023)	7.60% (Libor + 5.25%/M)	1/17/2018	17.9	17.9	(2)(14)

					285.7	280.3		3.84%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Education
Excelligence Holdings Corp.	Developer, manufacturer and retailer of educational products	First lien senior secured loan ($9.3 par due 4/2023)	8.52% (Libor + 6.00%/M)	4/17/2017	9.3	8.0	(4)(14)

Flinn Scientific, Inc. and WCI-Quantum Holdings, Inc.(18)	Distributor of instructional products, services and resources	First lien senior secured loan ($20.9 par due 8/2023)	7.55% (Libor + 4.75%/Q)	7/26/2017	20.9	20.9	(2)(14)
		First lien senior secured loan ($25.4 par due 8/2023)	7.53% (Libor + 4.75%/Q)	7/26/2017	25.4	25.4	(2)(14)
		First lien senior secured loan ($0.1 par due 8/2023)	9.25% (Base Rate + 3.75%/Q)	7/26/2017	0.1	0.1	(2)(14)
		First lien senior secured loan ($11.2 par due 8/2023)	7.58% (Libor + 4.75%/Q)	8/31/2018	11.2	11.2	(2)(14)
		Series A preferred stock (1,272 shares)		10/24/2014	0.7	1.0	(2)

					58.3	58.6

Frontline Technologies Group Holding LLC, Frontline Technologies Blocker Buyer, Inc., Frontline Technologies Holdings, LLC and Frontline Technologies Parent, LLC(18)	Provider of human capital management ("HCM") and SaaS-based software solutions to employees and administrators of K-12 school organizations	First lien senior secured loan ($19.4 par due 9/2023)	9.02% (Libor + 6.50%/M)	9/19/2017	19.1	19.4	(2)(14)
		Class A preferred units (4,574 units)		9/18/2017	4.6	5.6
		Class B common units		9/18/2017	—	0.8

					23.7	25.8

Infilaw Holding, LLC(18)	Operator of for-profit law schools	First lien senior secured revolving loan ($5.0 par due 9/2022)		8/25/2011	4.2	—	(2)(13)(17)

Instituto de Banca y Comercio, Inc. & Leeds IV Advisors, Inc.	Private school operator	First lien senior secured loan ($12.3 par due 10/2020)		10/31/2015	12.3	12.3	(2)
		Senior preferred series A-1 shares (163,902 shares)		10/31/2015	119.4	18.2	(2)
		Series B preferred stock (1,401,385 shares)		8/5/2010	4.0	—	(2)
		Series B preferred stock (348,615 shares)		8/5/2010	1.0	—	(2)
		Series C preferred stock (1,994,644 shares)		6/7/2010	0.5	—	(2)
		Series C preferred stock (517,942 shares)		6/7/2010	0.1	—	(2)
		Common stock (16 shares)		6/7/2010	—	—	(2)
		Common stock (4 shares)		6/7/2010	—	—	(2)

					137.3	30.5

Liaison Acquisition, LLC(18)	Provider of centralized applications services to educational associations	Second lien senior secured loan ($5.3 par due 8/2023)	11.72% (Libor + 9.25%/M)	2/9/2017	5.2	5.3	(2)(14)

PIH Corporation and Primrose Holding Corporation(6)(18)	Franchisor of education-based early childhood centers	First lien senior secured revolving loan ($1.0 par due 12/2020)	7.88% (Libor + 5.50%/M)	12/13/2013	1.0	1.0	(2)(14)
		First lien senior secured loan ($1.6 par due 12/2020)	7.85% (Libor + 5.50%/M)	12/15/2017	1.6	1.6	(2)(14)
		Common stock (7,227 shares)		1/3/2017	10.7	23.0

					13.3	25.6

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
R3 Education Inc., Equinox EIC Partners LLC and Sierra Education Finance Corp.	Medical school operator	Common membership interest (15.76% interest)		9/21/2007	15.8	15.8	(2)
		Warrant to purchase up to 27,890 shares (expires 11/2019)		12/8/2009	—	7.5	(2)

					15.8	23.3

Raptor Technologies, LLC and Rocket Parent, LLC(18)	Provider of SaaS-based safety and security software to the K-12 school market	First lien senior secured loan ($16.1 par due 12/2024)	8.46% (Libor + 6.00%/M)	12/17/2018	16.1	15.9	(2)(14)
		Class A common units (2,294,000 units)		12/17/2018	2.3	2.3

					18.4	18.2

Regent Education, Inc.	Provider of software solutions designed to optimize the financial aid and enrollment processes	Warrant to purchase up to 987 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)
		Warrant to purchase up to 5,393,194 shares of common stock (expires 12/2026)		12/23/2016	—	—	(2)

					—	—

RuffaloCODY, LLC(18)	Provider of student fundraising and enrollment management services	First lien senior secured revolving loan	—	5/29/2013	—	—	(2)(16)

Severin Acquisition, LLC(18)	Provider of student information system software solutions to the K-12 education market	Second lien senior secured loan ($80.0 par due 8/2026)	9.13% (Libor + 6.75%/M)	6/12/2018	79.2	77.6	(2)(14)

					364.7	272.9		3.74%

Containers and Packaging
GS Pretium Holdings, Inc.	Manufacturer and supplier of high performance plastic containers	Common stock (500,000 shares)		6/2/2014	0.5	1.0	(2)

LBP Intermediate Holdings LLC(18)	Manufacturer of paper and corrugated foodservice packaging	First lien senior secured revolving loan	—	7/10/2015	—	—	(16)
		First lien senior secured loan ($11.5 par due 7/2020)	8.12% (Libor + 5.50%/Q)	11/13/2018	11.4	11.3	(2)(14)
		First lien senior secured loan ($11.8 par due 7/2020)	8.30% (Libor + 5.50%/Q)	7/10/2015	11.7	11.7	(3)(14)
		First lien senior secured loan ($5.0 par due 7/2020)	8.30% (Libor + 5.50%/Q)	7/10/2015	5.0	4.9	(4)(14)

					28.1	27.9

Microstar Logistics LLC, Microstar Global Asset Management LLC, and MStar Holding Corporation	Keg management solutions provider	Second lien senior secured loan ($57.5 par due 8/2021)	10.02% (Libor + 7.50%/M)	12/14/2012	57.5	57.5	(2)(14)
		Second lien senior secured loan ($75.0 par due 8/2021)	10.02% (Libor + 7.50%/M)	12/14/2012	75.0	75.0	(3)(14)
		Second lien senior secured loan ($10.0 par due 8/2021)	10.02% (Libor + 7.50%/M)	12/14/2012	10.0	10.0	(4)(14)
		Common stock (54,710 shares)		12/14/2012	4.9	8.2	(2)

					147.4	150.7

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
NSI Holdings, Inc.(6)	Manufacturer of plastic containers for the wholesale nursery industry	Series A preferred stock (2,192 shares)		1/3/2017	—	—
Ranpak Corp.	Manufacturer and marketer of paper-based protective packaging systems and materials	Second lien senior secured loan ($8.0 par due 10/2022)	9.71% (Libor + 7.25%/M)	1/3/2017	7.8	8.0	(2)(14)

SCI PH Parent, Inc.	Industrial container manufacturer, reconditioner and servicer	Series B shares (11.4764 shares)		8/24/2018	1.1	1.8	(2)

					184.9	189.4		2.60%

Environmental Services
MPH Energy Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (3.13% interest)		1/8/2014	—	—	(2)

RE Community Holdings GP, LLC and RE Community Holdings, LP	Operator of municipal recycling facilities	Limited partnership interest (2.86% interest)		3/1/2011	—	—	(2)
		Limited partnership interest (2.49% interest)		3/1/2011	—	—	(2)

					—	—

Soil Safe, Inc. and Soil Safe Acquisition Corp.(7)(18)	Provider of soil treatment, recycling and placement services	First lien senior secured revolving loan	—	1/3/2017	—	—	(16)
		First lien senior secured loan ($18.0 par due 1/2020)	8.77% (Libor + 6.25%/M)	1/3/2017	18.0	18.0	(2)(14)
		Second lien senior secured loan ($12.7 par due 6/2020)	10.75% (Libor + 7.75%/M)	1/3/2017	12.7	12.7	(2)(14)
		Senior subordinated loan ($43.4 par due 12/2020)	16.50% PIK	1/3/2017	43.4	43.4	(2)
		Senior subordinated loan ($36.5 par due 12/2020)	14.50% PIK	1/3/2017	36.5	36.5	(2)
		Senior subordinated loan ($36.4 par due 12/2020)		1/3/2017	11.5	10.2	(2)(13)
		Common stock (810 shares)		1/3/2017	—	—

					122.1	120.8

					122.1	120.8		1.66%

Aerospace and Defense
Cadence Aerospace, LLC(18)	Aerospace precision components manufacturer	First lien senior secured revolving loan	—	11/14/2017	—	—	(16)
		First lien senior secured loan ($32.2 par due 11/2023)	9.11% (Libor + 6.50%/Q)	11/14/2017	31.9	32.2	(3)(14)
		First lien senior secured loan ($10.0 par due 11/2023)	8.91% (Libor + 6.50%/Q)	7/5/2018	10.0	10.0	(2)(14)

					41.9	42.2

MB Aerospace Holdings II Corp.	Aerospace engine components manufacturer	Second lien senior secured loan ($68.4 par due 1/2026)	11.30% (Libor + 8.50%/Q)	1/22/2018	68.4	68.4	(2)(14)

					110.3	110.6		1.52%

Chemicals
AMZ Holding Corp.(18)	Specialty chemicals manufacturer	First lien senior secured loan ($12.0 par due 6/2022)	7.52% (Libor + 5.00%/M)	6/27/2017	12.0	12.0	(4)(14)

Genomatica, Inc.	Developer of a biotechnology platform for the production of chemical products	Warrant to purchase 322,422 shares of Series D preferred stock (expires 3/2023)		3/28/2013	—	—	(2)

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Plaskolite PPC Intermediate II LLC and Plaskolite PPC Blocker LLC	Manufacturer of specialized acrylic and polycarbonate sheets	First lien senior secured loan ($25.0 par due 12/2025)	6.69% (Libor + 4.25%/Q)	12/14/2018	24.5	24.5	(2)(14)
		Second lien senior secured loan ($55.7 par due 12/2026)	10.19% (Libor + 7.75%/M)	12/14/2018	55.7	54.6	(2)(14)
		Co-Invest units (5,969 units)		12/14/2018	0.6	0.6

					80.8	79.7

					92.8	91.7		1.26%

Printing, Publishing and Media
Connoisseur Media, LLC	Owner and operator of radio stations	First lien senior secured loan ($13.5 par due 6/2019)	8.80% (Libor + 6.38%/Q)	7/26/2017	13.5	13.5	(2)(14)
		First lien senior secured loan ($23.6 par due 6/2019)	8.90% (Libor + 6.38%/Q)	7/26/2017	23.6	23.6	(2)(14)
		First lien senior secured loan ($10.1 par due 6/2019)	8.90% (Libor + 6.38%/Q)	7/26/2017	10.1	10.1	(4)(14)

					47.2	47.2

Roark-Money Mailer LLC	Marketer, advertiser and distributor of coupons in the mail industry	Membership units (35,000 units)		1/3/2017	—	—

The Teaching Company Holdings, Inc.	Education publications provider	Preferred stock (10,663 shares)		9/29/2006	1.1	—	(2)
		Common stock (15,393 shares)		9/29/2006	—	—	(2)

					1.1	—

					48.3	47.2		0.65%

Computers and Electronics
Everspin Technologies, Inc.	Designer and manufacturer of computer memory solutions	Warrant to purchase up to 18,461 shares of common stock (expires 10/2026)		10/7/2016	0.4	—	(2)(21)

Imaging Business Machines, L.L.C. and Scanner Holdings Corporation(7)	Provider of high-speed intelligent document scanning hardware and software	Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Senior subordinated loan ($8.3 par due 6/2022)	14.00%	1/3/2017	8.1	8.3	(2)
		Series A preferred stock (66,424,135 shares)		1/3/2017	—	8.0
		Class A common stock (33,173 shares)		1/3/2017	—	—
		Class B common stock (134,214 shares)		1/3/2017	—	—

					16.2	24.6

Zemax Software Holdings, LLC(18)	Provider of optical illumination design software to design engineers	First lien senior secured loan ($17.0 par due 6/2024)	8.55% (Libor + 5.75%/Q)	6/25/2018	17.0	16.9	(3)(14)

					33.6	41.5		0.57%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Farming and Agriculture
QC Supply, LLC(18)	Specialty distributor and solutions provider to the swine and poultry markets	First lien senior secured revolving loan ($9.0 par due 12/2021)	8.52% (Libor + 6.00%/M)	12/29/2016	9.0	8.5	(2)(14)
		First lien senior secured loan ($8.7 par due 12/2022)	8.52% (Libor + 6.00%/M)	12/29/2016	8.7	8.2	(2)(14)
		First lien senior secured loan ($11.1 par due 12/2022)	8.52% (Libor + 6.00%/M)	12/29/2016	11.1	10.5	(2)(14)
		First lien senior secured loan ($14.7 par due 12/2022)	8.52% (Libor + 6.00%/M)	12/29/2016	14.7	13.9	(4)(14)

					43.5	41.1

					43.5	41.1		0.56%

Retail
Paper Source, Inc. and Pine Holdings, Inc.(18)	Retailer of fine and artisanal paper products	First lien senior secured revolving loan ($1.9 par due 9/2019)	10.50% (Base Rate + 5.00%/Q)	9/23/2013	1.9	1.9	(2)(14)
		First lien senior secured loan ($9.3 par due 9/2019)	9.05% (Libor + 6.25%/Q)	9/23/2013	9.3	9.2	(4)(14)
		Class A common stock (36,364 shares)		9/23/2013	6.0	2.2	(2)

					17.2	13.3

					17.2	13.3		0.18%

Health Clubs
Athletic Club Holdings, Inc.	Premier health club operator	First lien senior secured loan ($3.2 par due 10/2020)	10.84% (Libor + 8.50%/Q)	10/11/2007	3.2	3.2	(3)(14)

CFW Co-Invest, L.P. and NCP Curves, L.P.	Health club franchisor	Limited partnership interest (4,152,165 shares)		7/31/2012	4.2	10.7	(2)
		Limited partnership interest (2,218,235 shares)		7/31/2012	—	—	(2)(8)

					4.2	10.7

Movati Athletic (Group) Inc.(8)(18)	Premier health club operator	First lien senior secured loan ($0.5 par due 10/2022)	6.50% (CIBOR + 4.50%/Q)	10/5/2017	0.6	0.5	(2)(14)
		First lien senior secured loan ($2.8 par due 10/2022)	6.50% (CIBOR + 4.50%/Q)	10/5/2017	3.0	2.8	(2)(14)

					3.6	3.3

Sunshine Sub, LLC(18)	Premier health club operator	First lien senior secured loan ($9.8 par due 5/2024)	7.27% (Libor + 4.75%/M)	5/25/2018	9.8	9.7	(2)(14)

Taymax Group Acquisition, LLC and TCP Fit Parent, L.P.(18)	Planet Fitness franchisee	First lien senior secured revolving loan ($0.1 par due 7/2024)	7.10% (Libor + 4.75%/M)	7/31/2018	0.1	0.1	(2)(14)
		First lien senior secured revolving loan ($0.1 par due 7/2024)	6.89% (Libor + 4.75%/M)	7/31/2018	0.1	0.1	(2)(14)
		First lien senior secured loan ($4.3 par due 7/2025)	7.55% (Libor + 4.75%/Q)	7/31/2018	4.3	4.2	(2)(14)
		Class A units (30,000 units)		7/31/2018	3.0	3.3

					7.5	7.7

					28.3	34.6		0.47%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value		Percentage of Net Assets
Hotel Services
Pyramid Management Advisors, LLC and Pyramid Investors, LLC(18)	Hotel Operator	First lien senior secured revolving loan ($1.7 par due 7/2021)	9.21% (Libor + 6.75%/M)	4/12/2018	1.7	1.7	(2)(14)(17)
		First lien senior secured revolving loan ($0.1 par due 7/2021)	9.27% (Libor + 6.75%/M)	4/12/2018	0.1	0.1	(2)(14)(17)
		First lien senior secured loan ($1.5 par due 7/2021)	9.27% (Libor + 6.75%/M)	4/12/2018	1.5	1.5	(2)(14)
		First lien senior secured loan ($17.0 par due 7/2021)	9.27% (Libor + 6.75%/M)	4/12/2018	17.0	17.0	(2)(14)
		Preferred membership units (996,833 units)		7/15/2016	1.0	—	(2)

					21.3	20.3

					21.3	20.3		0.28%

Telecommunications
CHL, LTD.	Repair and service solutions provider for cable, satellite and telecommunications based service providers	Warrant to purchase up to 120,000 shares of Series A common stock (expires 5/2020)		1/3/2017	—	—
		Warrant to purchase up to 280,000 shares of Series B common stock (expires 5/2020)		1/3/2017	—	—
		Warrant to purchase up to 80,000 shares of Series C common stock (expires 5/2020)		1/3/2017	—	—

					—	—

Extenet Systems, Inc.(18)	Provider of antenna networks for use by wireless service providers, government agencies, healthcare organizations and other commercial enterprises	First lien senior secured revolving loan	—	2/8/2018	—	—	(16)

LTG Acquisition, Inc.	Designer and manufacturer of display, lighting and passenger communication systems for mass transportation markets	Class A membership units (5,000 units)		1/3/2017	5.1	4.1

Startec Equity, LLC(7)	Communication services	Member interest		4/1/2010	—	—

TowerCo IV Finance LLC(18)	Owner and operator of cellular telecommunications towers	First lien senior secured revolving loan ($7.2 par due 10/2021)	6.01% (Libor + 3.50%/M)	2/8/2018	7.2	7.2	(2)(14)
		First lien senior secured revolving loan ($1.2 par due 10/2021)	5.85% (Libor + 3.50%/M)	2/8/2018	1.2	1.2	(2)(14)

					8.4	8.4

					13.5	12.5		0.17%

Commercial Real Estate Financial
ACAS Real Estate Holdings Corporation(7)	Real estate holding company	Common stock (1,000 shares)		1/3/2017	2.6	2.0

NECCO Realty Investments LLC(7)	Real estate holding company	Membership units (7,450 units)		1/3/2017	—	—

					2.6	2.0		0.03%

Company(1)	Business Description	Investment	Interest(5)(9)	Acquisition Date	Amortized Cost	Fair Value	Percentage of Net Assets
Housing and Building Materials
Halex Holdings, Inc.(7)(18)	Manufacturer of flooring installation products	First lien senior secured revolving loan ($1.9 par due 12/2018)	—	1/24/2017	1.9	—
		Common stock (51,853 shares)		1/3/2017	—	—

					1.9	—

					1.9	—	0.00%

Total Investments					$12,753.8	$12,416.7	170.17%

Derivative Instruments

Foreign currency forward contracts

Description	Notional Amount to be Purchased	Notional Amount to be sold		Counterparty	Settlement Date	Unrealized Appreciation / (Depreciation)
Foreign currency forward contract	$4	CAD	5	Bank of Montreal	1/4/2019	$—
Foreign currency forward contract	$7	CAD	9	Bank of Montreal	1/14/2019	—
Foreign currency forward contract	$78	CAD	103	Bank of Montreal	2/15/2019	2
Foreign currency forward contract	$25	CAD	33	Bank of Montreal	3/22/2019	—
Foreign currency forward contract	$17		€15	Bank of Montreal	1/14/2019	—
Foreign currency forward contract	$1		€1	Bank of Montreal	2/15/2019	—
Foreign currency forward contract	$27		€24	Bank of Montreal	3/6/2019	—
Foreign currency forward contract	$94		£72	Bank of Montreal	2/15/2019	2

Total						$4

Interest rate swap

Description	Payment Terms		Counterparty	Maturity Date	Notional Amount	Value	Upfront Payments/ Receipts	Unrealized Appreciation / (Depreciation)
Interest rate swap	Pay fixed 2.0642%	Receive Floating One-Month LIBOR of 2.44%	Bank of Montreal	January 4, 2021	$395	$4	$—	$4

Total								$4

(1)
Other than the Company's investments listed in footnote 7 below (subject to the limitations set forth therein), the Company does not "Control" any of its portfolio companies, for the purposes of the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). In general, under the Investment Company Act, the Company would "Control" a portfolio company if the Company owned more than 25% of its outstanding voting securities (i.e., securities with the right to elect directors) and/or had the power to exercise control over the management or policies of such portfolio company. All of the Company's portfolio company investments, which as of December 31, 2018 represented 170% of the Company's net assets or 96% of the Company's total assets, are subject to legal restrictions on sales.

(2)
These assets are pledged as collateral for the Revolving Credit Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than the Company's obligations under the Revolving Credit Facility (see Note 5).

(3)
These assets are owned by the Company's consolidated subsidiary Ares Capital CP Funding LLC ("Ares Capital CP"), are pledged as collateral for the Revolving Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than Ares Capital CP's obligations under the Revolving Funding Facility (see Note 5).

(4)
These assets are owned by the Company's consolidated subsidiary Ares Capital JB Funding LLC ("ACJB"), are pledged as collateral for the SMBC Funding Facility (as defined below) and, as a result, are not directly available to the creditors of the Company to satisfy any obligations of the Company other than ACJB's obligations under the SMBC Funding Facility (see Note 5).

(5)
Investments without an interest rate are non-income producing

(6)
As defined in the Investment Company Act, the Company is deemed to be an "Affiliated Person" because it owns 5% or more of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company (including through a management agreement). Transactions as of and during the year ended December 31, 2018 in which the issuer was an Affiliated Person (but not a portfolio company that the Company is deemed to Control) are as follows:

	For the Year Ended December 31, 2018									As of December 31, 2018
	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
(in millions) Company										Fair Value
Blue Wolf Capital Fund II, L.P.	$—	$1.4	$—	$—	$—	$—	$—	$—	$0.3	$2.5
Campus Management Acquisition Corp.	$—	$—	$10.5	$—	$—	$—	$—	$3.2	$(0.5)	$0.1
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	$18.8	$7.3	$—	$2.4	$—	$—	$0.2	$—	$(1.0)	$39.0
ESCP PPG Holdings, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$(0.4)	$2.4
European Capital UK SME Debt LP	$7.2	$9.7	$—	$—	$—	$2.0	$—	$—	$0.3	$39.5
Financial Asset Management Systems, Inc. and FAMS Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Imperial Capital Private Opportunities, LP	$0.1	$1.1	$—	$—	$—	$2.1	$—	$12.0	$(13.9)	$—
Ioxus, Inc	$—	$4.4	$—	$1.0	$—	$—	$—	$0.1	$(0.1)	$7.0
NSI Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Panda Temple Power, LLC and T1 Power Holdings LLC	$—	$0.4	$—	$0.7	$—	$—	$—	$—	$3.2	$21.9
Partnership Capital Growth Fund I, L.P.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1
PCG-Ares Sidecar Investment, L.P.	$0.1	$—	$—	$—	$—	$—	$—	$—	$(0.9)	$4.4
PCG-Ares Sidecar Investment II, L.P.	$—	$0.9	$—	$—	$—	$—	$—	$—	$6.7	$17.4
Petroflow Energy Corporation and TexOak Petro Holdings LLC	$—	$3.1	$—	$0.1	$—	$—	$—	$0.2	$(1.0)	$8.3
PIH Corporation and Primrose Holding Corporation	$—	$—	$—	$0.2	$—	$—	$—	$—	$5.2	$25.6
Qualium Investissement	$—	$0.7	$—	$—	$—	$—	$—	$0.9	$(0.7)	$—
Shock Doctor, Inc. and Shock Doctor Holdings, LLC	$—	$—	$—	$12.0	$—	$—	$0.3	$—	$(4.6)	$81.5
Things Remembered, Inc. and TRM Holdco Corp.	$3.0	$1.6	$17.8	$0.1	$—	$—	$—	$(15.9)	$15.1	$—
UL Holding Co., LLC	$—	$—	$—	$3.5	$—	$—	$—	$—	$(3.7)	$42.2

	$29.2	$30.6	$28.3	$20.0	$—	$4.1	$0.5	$0.5	$4.0	$291.9

(7)
As defined in the Investment Company Act, the Company is deemed to be both an "Affiliated Person" and "Control" this portfolio company because it owns more than 25% of the portfolio company's outstanding voting securities or it has the power to exercise control over the management or policies of such portfolio company

  (including through a management agreement). Transactions as of and during the year ended December 31, 2018 in which the issuer was both an Affiliated Person and a portfolio company that the Company is deemed to Control are as follows:

	For the Year Ended December 31, 2018									As of December 31, 2018
	Purchases (cost)	Redemptions (cost)	Sales (cost)	Interest income	Capital structuring service fees	Dividend income	Other income	Net realized gains (losses)	Net unrealized gains (losses)
(in millions) Company										Fair Value
ACAS Equity Holdings Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.4
ACAS Real Estate Holdings Corporation	$—	$—	$—	$—	$—	$—	$—	$—	$(0.2)	$2.0
ADF Capital, Inc., ADF Restaurant Group, LLC, and ARG Restaurant Holdings, Inc.	$—	$—	$—	$1.0	$—	$—	$—	$—	$(11.2)	$5.5
Alcami Holdings, LLC	$4.4	$125.1	$166.1	$19.5	$—	$—	$8.0	$323.9	$(166.8)	$—
Ares IIIR/IVR CLO Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Callidus Capital Corporation	$—	$—	$3.0	$—	$—	$—	$—	$(0.8)	$1.3	$—
Champion Parent Corporation and Calera XVI, LLC	$—	$0.8	$—	$—	$—	$—	$—	$(0.7)	$0.6	$—
CoLTS 2005-1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
CoLTS 2005-2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Columbo Midco Limited, Columbo Bidco Limited and Columbo Topco Limited	$—	$—	$27.9	$—	$—	$—	$—	$6.2	$(12.7)	$—
CSHM LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Eckler Industries, Inc. and Eckler Purchaser LLC	$1.3	$—	$—	$—	$—	$—	$—	$(2.0)	$5.4	$22.7
ETG Holdings, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Fashion Holding Luxembourg SCA (Modacin/Camaeiu)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
FPI Holding Corporation	$—	$0.4	$—	$—	$—	$—	$—	$(0.4)	$1.0	$—
Halex Holdings, Inc.	$0.8	$—	$—	$—	$—	$—	$—	$—	$—	$—
HCI Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.1
Imaging Business Machines, L.L.C. and Scanner Holdings Corporation	$—	$—	$—	$2.4	$—	$—	$0.6	$—	$3.4	$24.6
Ivy Hill Asset Management, L.P.	$263.0	$63.0	$—	$1.0	$—	$58.0	$—	$—	$2.8	$517.9
Joyce Lane Capital LLC	$0.8	$26.2	$—	$0.6	$—	$—	$—	$(5.9)	$(3.0)	$3.9
LLSC Holdings Corporation (dba Lawrence Merchandising Services)	$—	$17.4	$—	$—	$—	$—	$—	$—	$(0.3)	$0.4
Miles 33 (Finance) Limited	$—	$15.0	$—	$1.6	$—	$—	$—	$(4.3)	$(3.9)	$—
Montgomery Lane, LLC and Montgomery Lane, Ltd.	$—	$—	$—	$—	$—	$—	$—	$—	$(0.6)	$—
MVL Group, Inc.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Navisun LLC and Navisun Holdings LLC	$23.5	$—	$—	$1.3	$0.3	$0.2	$0.2	$—	$—	$27.9
NECCO Holdings, Inc. and New England Confectionery Company, Inc.	$14.4	$14.7	$—	$—	$—	$—	$—	$—	$(5.7)	$4.6
NECCO Realty Investments LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Orion Foods, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$0.4
PHL Investors, Inc., and PHL Holding Co.	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Rug Doctor, LLC and RD Holdco Inc.	$—	$—	$—	$2.1	$—	$—	$—	$—	$0.3	$28.1
S Toys Holdings LLC (fka The Step2 Company, LLC)	$—	$—	$—	$—	$—	$—	$—	$—	$(0.1)	$0.4
Senior Direct Lending Program, LLC	$252.2	$87.6	$—	$86.9	$11.6	$—	$4.2	$—	$—	$651.7
Singer Sewing Company, SVP-Singer Holdings, LLC and SVP-Singer Holdings LP	$98.0	$21.5	$—	$13.6	$1.3	$—	$4.6	$—	$(6.8)	$235.6
Soil Safe, Inc. and Soil Safe Acquisition Corp.	$—	$4.0	$—	$14.8	$—	$—	$0.4	$—	$6.2	$120.7
Startec Equity, LLC	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
The Greeley Company, Inc. and HCP Acquisition Holdings, LLC	$—	$0.1	$—	$—	$—	$—	$—	$—	$—	$—

	$658.4	$375.8	$197.0	$144.8	$13.2	$58.2	$18.0	$316.0	$(190.2)	$1,646.9

*
Together with Varagon Capital Partners ("Varagon") and its clients, the Company has co-invested through the Senior Direct Lending Program LLC (d/b/a the "Senior Direct Lending Program" or the "SDLP"). The SDLP has been capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required); therefore, although the Company owns more than 25% of the voting securities of the SDLP, the Company does not believe that it has control over the SDLP (for purposes of the Investment Company Act or otherwise) because, among other things, these "voting securities" do not afford the Company the right to elect directors of the SDLP or any other special rights (see Note 4).
(8)
This portfolio company is not a qualifying asset under Section 55(a) of the Investment Company Act. Under the Investment Company Act, the Company may not acquire any non-qualifying asset unless, at the time such acquisition is made, qualifying assets represent at least 70% of the Company's total assets. Pursuant to Section 55(a) of the Investment Company Act 14% of the Company's total assets are represented by investments at fair value and other assets that are considered "non-qualifying assets" as of December 31, 2018.

(9)
Variable rate loans to the Company's portfolio companies bear interest at a rate that may be determined by reference to either the London Interbank Offered Rate ("LIBOR") or an alternate base rate (commonly based on the Federal Funds Rate or the Prime Rate), at the borrower's option, which reset annually (A), semi-annually (S), quarterly (Q), bi-monthly (B), monthly (M) or daily (D). For each such loan, the Company has provided the interest rate in effect on the date presented.

(10)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $69.5 in aggregate principal amount of a "first out" tranche of the portfolio company's senior term debt previously syndicated by the Company into "first out" and "last out" tranches, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(11)
In addition to the interest earned based on the stated interest rate of this security, the Company is entitled to receive an additional interest amount of 2.00% on $38.7 in aggregate principal amount of a "first out" tranche of the portfolio company's first lien senior secured loans, whereby the "first out" tranche will have priority as to the "last out" tranche with respect to payments of principal, interest and any other amounts due thereunder.

(12)
The Company sold a participating interest of approximately $2.0 in aggregate principal amount of the portfolio company's first lien senior secured term loan. As the transaction did not qualify as a "true sale" in accordance with U.S. generally accepted accounting principles, the Company recorded a corresponding $2.0 secured borrowing included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

(13)
Loan was on non-accrual status as of December 31, 2018.

(14)
Loan includes interest rate floor feature.

(15)
In addition to the interest earned based on the stated contractual interest rate of this security, the certificates entitle the holders thereof to receive a portion of the excess cash flow from the SDLP's loan portfolio, after expenses, which may result in a return to the Company greater than the contractual stated interest rate.

(16)
As of December 31, 2018, no amounts were funded by the Company under this first lien senior secured revolving loan; however, there were letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 for further information on letters of credit commitments related to certain portfolio companies.

(17)
As of December 31, 2018, in addition to the amounts funded by the Company under this first lien senior secured revolving loan, there were also letters of credit issued and outstanding through a financial intermediary under the loan. See Note 7 for further information on letters of credit commitments related to certain portfolio companies.

(18)
As of December 31, 2018, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to issue letters of credit through a financial intermediary on behalf of certain portfolio companies. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and letters of credit and there can be no assurance that such conditions will be satisfied. See Note 7 for further information on revolving and delayed draw loan commitments, including commitments to issue letters of credit, related to certain portfolio companies.

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
1A Smart Start, LLC	$3.5	$(0.1)	$3.4	$—	$—	$3.4
42 North Dental, LLC (fka Gentle Communications, LLC)	5.0	—	5.0	—	—	5.0
A.U.L. Corp.	1.2	—	1.2	—	—	1.2
Accommodations Plus Technologies LLC	4.1	—	4.1	—	—	4.1
Achilles Acquisition LLC	12.4	—	12.4	—	—	12.4
ADCS Billings Intermediate Holdings, LLC	5.0	(1.3)	3.7	—	—	3.7
ADF Capital, Inc.	1.3	—	1.3	—	—	1.3
ADG, LLC	13.7	(11.2)	2.5	—	—	2.5
Alcami Corporation	29.0	(3.5)	25.5	—	—	25.5
AMCP Clean Intermediate, LLC	4.7	(1.2)	3.5	—	—	3.5
American Academy Holdings, LLC	7.0	(0.9)	6.1	—	—	6.1
AMZ Holding Corp.	3.4	—	3.4	—	—	3.4
Apex Clean Energy Holdings, LLC	5.0	(5.0)	—	—	—	—
Avetta, LLC	7.0	—	7.0	—	—	7.0
Bambino CI Inc.	9.6	(0.3)	9.3	—	—	9.3
Blue Campaigns Intermediate Holding Corp.	3.0	—	3.0	—	—	3.0
Cadence Aerospace, LLC	14.3	(0.5)	13.8	—	—	13.8
Capstone Logistics Acquisition, Inc.	2.0	(0.9)	1.1	—	—	1.1
Care Hospice, Inc	2.3	(0.3)	2.0	—	—	2.0
CB Trestles OpCo, LLC	32.2	—	32.2	—	—	32.2
CCS-CMGC Holdings, Inc.	12.0	(7.9)	4.1	—	—	4.1
Center for Autism and Related Disorders, LLC	8.5	(0.4)	8.1	—	—	8.1
Centric Brands Inc.	—	—	—	—	—	—
Chariot Acquisition, LLC	1.0	—	1.0	—	—	1.0
Chesapeake Research Review, LLC	5.8	—	5.8	—	—	5.8
Clearwater Analytics, LLC	5.0	—	5.0	—	—	5.0
Command Alkon Incorporated	6.3	(3.0)	3.3	—	—	3.3
Comprehensive EyeCare Partners, LLC	3.7	(0.2)	3.5	—	—	3.5
Corepoint Health, LLC	4.3	—	4.3	—	—	4.3
Cozzini Bros., Inc. and BH-Sharp Holdings LP	24.2	(1.5)	22.7	—	—	22.7
Crown Health Care Laundry Services, LLC and Crown Laundry Holdings, LLC	7.5	(0.9)	6.6	—	—	6.6
CST Buyer Company	4.2	—	4.2	—	—	4.2
D4C Dental Brands, Inc.	5.0	(3.3)	1.7	—	—	1.7
DCA Investment Holding, LLC	5.8	(0.4)	5.4	—	—	5.4

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
DecoPac, Inc.	8.1	—	8.1	—	—	8.1
DFC Global Facility Borrower II LLC	115.0	(94.6)	20.4	—	—	20.4
DGH Borrower LLC	22.5	—	22.5	—	—	22.5
Dorner Holding Corp.	3.3	(0.2)	3.1	—	—	3.1
Doxim Inc.	2.4	—	2.4	—	—	2.4
DRB Holdings, LLC	9.9	(3.3)	6.6	—	—	6.6
DTI Holdco, Inc. and OPE DTI Holdings, Inc.	8.8	(2.2)	6.6	—	—	6.6
Eckler Industries, Inc.	2.0	(1.3)	0.7	(0.8)	—	(0.1)
Emergency Communications Network, LLC	6.5	—	6.5	—	—	6.5
Emerus Holdings, Inc.	4.5	(3.0)	1.5	—	—	1.5
EN Engineering, LLC	5.0	—	5.0	—	—	5.0
Entertainment Partners, LLC and Entertainment Partners Canada Inc.	28.0	—	28.0	—	—	28.0
Episerver, Inc.	10.3	—	10.3	—	—	10.3
ExteNet Systems, Inc.	2.0	—	2.0	—	—	2.0
Ferraro Fine Foods Corp.	9.8	(1.3)	8.5	—	—	8.5
Flinn Scientific, Inc.	10.0	—	10.0	—	—	10.0
Flow Control Solutions, Inc.	14.4	(0.4)	14.0	—	—	14.0
FM:Systems Group, LLC	1.4	—	1.4	—	—	1.4
Foundation Risk Partners, Corp.	25.0	—	25.0	—	—	25.0
Frontline Technologies Group Holding LLC	8.4	—	8.4	—	—	8.4
FWR Holding Corporation	2.1	(0.8)	1.3	—	—	1.3
Garden Fresh Restaurant Corp.	7.5	(3.5)	4.0	—	—	4.0
GB Auto Service, Inc.	34.4	—	34.4	—	—	34.4
Genesis Acquisition Co.	9.4	—	9.4	—	—	9.4
GraphPAD Software, LLC	1.1	—	1.1	—	—	1.1
GTCR-Ultra Acquisition, Inc. and GTCR-Ultra Holdings, LLC	2.0	—	2.0	—	—	2.0
HAI Acquisition Corporation	19.0	—	19.0	—	—	19.0
Halex Holdings, Inc.	2.0	(1.9)	0.1	—	—	0.1
Harvey Tool Company, LLC	38.7	(0.7)	38.0	—	—	38.0
Help/Systems Holdings, Inc.	5.0	(1.0)	4.0	—	—	4.0
Hometown Food Company	3.9	—	3.9	—	—	3.9
Hygiena Borrower LLC	12.4	(0.2)	12.2	—	—	12.2
IMIA Holdings, Inc.	9.9	(0.4)	9.5	—	—	9.5
Implementation Management Assistance, LLC	16.6	(5.5)	11.1	—	—	11.1
Infilaw Holding, LLC	6.2	(6.2)	—	—	—	—
Infinite Electronics International, Inc.	3.0	—	3.0	—	—	3.0
Infogix, Inc.	5.3	—	5.3	—	—	5.3
iPipeline, Inc.	4.0	—	4.0	—	—	4.0
JDC Healthcare Management, LLC	9.8	(0.8)	9.0	—	—	9.0
Jim N Nicks Management, LLC	9.7	(2.8)	6.9	—	—	6.9
Joyce Lane Capital LLC and Joyce Lane Financing SPV LLC (fka Ciena Capital LLC)	1.3	—	1.3	—	—	1.3
Kaufman, Hall & Associates, LLC	8.0	—	8.0	—	—	8.0
KBHS Acquisition, LLC (d/b/a Alita Care, LLC)	5.0	(4.6)	0.4	—	—	0.4
Key Surgical LLC	2.8	—	2.8	—	—	2.8
KHC Holdings, Inc.	6.9	(0.7)	6.2	—	—	6.2
Labstat International Inc.	3.8	—	3.8	—	—	3.8
LBP Intermediate Holdings LLC	0.9	(0.1)	0.8	—	—	0.8
Liaison Acquisition, LLC	3.9	—	3.9	—	—	3.9
Lone Wolf Real Estate Technologies Inc.	3.0	—	3.0	—	—	3.0
Mac Lean-Fogg Company	24.2	—	24.2	—	—	24.2
Magento, Inc.	7.5	(0.2)	7.3	—	—	7.3
Masergy Holdings, Inc.	2.5	(0.2)	2.3	—	—	2.3
Massage Envy, LLC	11.2	—	11.2	—	—	11.2
Mavis Tire Express Services Corp.	23.3	—	23.3	—	—	23.3
MB2 Dental Solutions, LLC	3.5	(2.7)	0.8	—	—	0.8
McKenzie Sports Products, LLC	4.5	(2.9)	1.6	—	—	1.6
Ministry Brands, LLC	28.6	—	28.6	—	—	28.6
Movati Athletic (Group) Inc.	2.3	—	2.3	—	—	2.3
MSHC, Inc.	18.9	(1.6)	17.3	—	—	17.3
Murchison Oil and Gas, LLC	20.0	—	20.0	—	—	20.0
MW Dental Holding Corp.	17.1	(7.0)	10.1	—	—	10.1
National Intergovernmental Purchasing Alliance Company	9.0	—	9.0	—	—	9.0
Navisun LLC	20.8	—	20.8	—	—	20.8
NECCO Holdings, Inc.	25.0	(19.9)	5.1	(5.1)	—	—
NM GRC HOLDCO, LLC	1.4	—	1.4	—	—	1.4
NMC Skincare Intermediate Holdings II, LLC	17.4	—	17.4	—	—	17.4
NMN Holdings III Corp	12.5	—	12.5	—	—	12.5
Nordco Inc.	12.5	(1.3)	11.2	—	—	11.2

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
NSM Sub Holdings Corp.	6.6	—	6.6	—	—	6.6
NueHealth Performance, LLC	7.0	—	7.0	—	—	7.0
Osmose Utilities Services, Inc.	6.0	(2.5)	3.5	—	—	3.5
OTG Management, LLC	16.3	(10.0)	6.3	—	—	6.3
Paper Source, Inc.	2.5	(1.9)	0.6	—	—	0.6
Park Place Technologies, LLC	5.4	—	5.4	—	—	5.4
Pathway Vet Alliance LLC	163.8	—	163.8	—	—	163.8
Payment Alliance International, Inc.	4.2	(3.4)	0.8	—	—	0.8
PDI TA Holdings, Inc.	21.4	—	21.4	—	—	21.4
Pegasus Intermediate Holdings, LLC	5.0	—	5.0	—	—	5.0
PIH Corporation and Primrose Holding Corporation	3.3	(1.0)	2.3	—	—	2.3
Practice Insight, LLC	2.9	—	2.9	—	—	2.9
Premise Health Holding Corp.	40.0	(6.0)	34.0	—	—	34.0
Pyramid Management Advisors, LLC	5.5	(1.9)	3.6	—	—	3.6
QC Supply, LLC	17.9	(9.0)	8.9	—	—	8.9
R1 RCM Inc.	10.0	—	10.0	—	—	10.0
Raptor Technologies, LLC	10.1	—	10.1	—	—	10.1
RecoveryDirect Acquisition, L.L.C.	8.0	—	8.0	—	—	8.0
Retriever Medical/Dental Payments LLC	3.5	—	3.5	—	—	3.5
Rialto Management Group, LLC	1.0	—	1.0	—	—	1.0
RMP Group, Inc.	1.8	—	1.8	—	—	1.8
RuffaloCODY, LLC	7.7	(0.2)	7.5	—	—	7.5
Salter Labs	1.7	(1.0)	0.7	—	—	0.7
Sanders Industries Holdings, Inc.	10.0	—	10.0	—	—	10.0
SCM Insurance Services Inc.	4.0	(2.4)	1.6	—	—	1.6
SCSG EA Acquisition Company, Inc.	4.0	(0.2)	3.8	—	—	3.8
SecurAmerica, LLC	20.8	—	20.8	—	—	20.8
Securelink, Inc	3.0	—	3.0	—	—	3.0
Severin Acquisition, LLC	9.0	—	9.0	—	—	9.0
SFE Intermediate Holdco LLC	10.2	—	10.2	—	—	10.2
Shift PPC LLC	4.4	—	4.4	—	—	4.4
Singer Sewing Company	90.0	(77.9)	12.1	—	—	12.1
SiroMed Physician Services, Inc.	7.1	—	7.1	—	—	7.1
Siteworx Holdings, LLC	1.5	(1.5)	—	—	—	—
SM Wellness Holdings, Inc.	10.5	—	10.5	—	—	10.5
Soil Safe, Inc. and Soil Safe Acquisition Corp.	10.5	(3.6)	6.9	—	—	6.9
Sonny's Enterprises, LLC	3.6	(0.2)	3.4	—	—	3.4
Sovos Brands Intermediate, Inc.	4.3	—	4.3	—	—	4.3
SpareFoot, LLC	1.4	(0.3)	1.1	—	—	1.1
Sparta Systems, Inc.	6.5	—	6.5	—	—	6.5
Spectra Finance, LLC	24.1	(5.5)	18.6	—	—	18.6
St. Croix Acquisition Corp.	2.0	—	2.0	—	—	2.0
Storm UK Holdco Limited and Storm US Holdco Inc.	1.1	—	1.1	—	—	1.1
Sunk Rock Foundry Partners LP	10.0	(2.6)	7.4	—	—	7.4
Sunshine Sub, LLC	7.7	—	7.7	—	—	7.7
Symmetry Surgical Inc.	3.1	—	3.1	—	—	3.1
Synergy HomeCare Franchising, LLC	4.2	—	4.2	—	—	4.2
Syntax USA Acquisition Corporation	3.3	(1.8)	1.5	—	—	1.5
Taymax Group Holdings, LLC	3.2	(0.2)	3.0	—	—	3.0
TDG Group Holding Company	20.7	(0.1)	20.6	—	—	20.6
Teasdale Foods, Inc.	0.8	(0.7)	0.1	—	—	0.1
Telestream Holdings Corporation	2.3	(0.6)	1.7	—	—	1.7
Teligent, Inc.	22.8	—	22.8	—	—	22.8
Tidi Products, LLC	2.3	—	2.3	—	—	2.3
Total Community Options, Inc.	4.2	—	4.2	—	—	4.2
Touchstone Acquisition, Inc.	11.2	—	11.2	—	—	11.2
Towerco IV Finance, LLC	17.0	(8.4)	8.6	—	—	8.6
TPTM Merger Corp.	4.3	—	4.3	—	—	4.3
TU BidCo, Inc.	18.5	—	18.5	—	—	18.5
U.S. Acute Care Solutions, LLC	1.7	—	1.7	—	—	1.7
United Digestive MSO Parent, LLC	17.2	—	17.2	—	—	17.2
Urgent Cares of America Holdings I, LLC	10.0	—	10.0	—	—	10.0
Utility Pipeline, LTD.	3.0	(0.1)	2.9	—	—	2.9
Vela Trading Technologies, LLC	3.5	(0.5)	3.0	—	—	3.0
Verscend Holding Corp.	22.5	—	22.5	—	—	22.5
Veson Nautical LLC	2.5	—	2.5	—	—	2.5
Visual Edge Technology, Inc.	0.8	—	0.8	—	—	0.8
VLS Recovery Services, LLC	20.6	(3.5)	17.1	—	—	17.1
VRC Companies, LLC	3.1	(0.8)	2.3	—	—	2.3
WatchFire Enterprises, Inc.	2.0	—	2.0	—	—	2.0
West Dermatology, LLC	18.3	(5.0)	13.3	—	—	13.3
WIRB—Copernicus Group, Inc	3.0	—	3.0	—	—	3.0
Woodstream Group, Inc. and Woodstream Corporation	4.7	—	4.7	—	—	4.7
Worldwide Facilities LLC	2.3	(0.4)	1.9	—	—	1.9

(in millions) Portfolio Company	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments	Less: commitments substantially at discretion of the Company	Less: unavailable commitments due to borrowing base or other covenant restrictions	Total net adjusted undrawn revolving and delayed draw commitments
Wrench Group LLC	2.8	—	2.8	—	—	2.8
WSHP FC Acquisition LLC	5.8	(3.3)	2.5	—	—	2.5
XIFIN, Inc.	4.6	—	4.6	—	—	4.6
Zemax Software Holdings, LLC	4.1	—	4.1	—	—	4.1
Zywave, Inc.	11.5	(6.3)	5.2	—	—	5.2

	$1,915.3	$(376.9)	$1,538.4	$(5.9)	$—	$1,532.5

(19)
As of December 31, 2018, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

(in millions) Company	Total private equity commitments	Less: funded private equity commitments	Total unfunded private equity commitments	Less: private equity commitments substantially at the discretion of the Company	Total net adjusted unfunded private equity commitments
Partnership Capital Growth Investors III, L.P.	$5.0	$(4.9)	$0.1	$—	$0.1
PCG-Ares Sidecar Investment, L.P. and PCG-Ares Sidecar Investment II, L.P.	50.0	(12.4)	37.6	(37.6)	—
Piper Jaffray Merchant Banking Fund I, L.P.	2.0	(2.0)	—	—	—
European Capital UK SME Debt LP	57.4	(53.9)	3.5	(3.5)	—

	$114.4	$(73.2)	$41.2	$(41.1)	$0.1

(20)
As of December 31, 2018, the Company had commitments to co-invest in the SDLP for its portion of the SDLP's commitment to fund delayed draw loans of up to $39. See Note 4 for more information on the SDLP.

(21)
Other than the investments noted by this footnote, the fair value of the Company's investments is determined using unobservable inputs that are significant to the overall fair value measurement. See Note 8 for more information regarding the fair value of the Company's investments.

(22)
As of December 31, 2018, the net estimated unrealized loss for federal tax purposes was $0.6 billion based on a tax cost basis of $13.0 billion. As of December 31, 2018, the estimated aggregate gross unrealized loss for federal income tax purposes was $0.9 billion and the estimated aggregate gross unrealized gain for federal income tax purposes was $0.3 billion.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

As of March 31, 2019

(in millions, except per share data)

(unaudited)

	Common Stock			Accumulated Undistributed (Overdistributed) Earnings
			Capital in Excess of Par Value		Total Stockholders' Equity
	Shares	Amount
Balance at December 31, 2017	426	$—	$7,192	$(94)	$7,098
Net investment income	—	—	—	144	144
Net realized losses on investments, foreign currency and other transactions	—	—	—	(12)	(12)
Net unrealized gains on investments, foreign currency and other transactions	—	—	—	110	110
Dividends declared and payable ($0.38 per share)	—	—	—	(162)	(162)

Balance at March 31, 2018	426	$—	$7,192	$(14)	$7,178

Net investment income	—	—	—	162	162
Net realized gains on investments, foreign currency and other transactions	—	—	—	27	27
Net unrealized gains on investments, foreign currency and other transactions	—	—	—	65	65
Dividends declared and payable ($0.38 per share)	—	—	—	(162)	(162)

Balance at June 30, 2018	426	$—	$7,192	$78	$7,270

Net investment income	—	—	—	185	185
Net realized gains on investments, foreign currency and other transactions	—	—	—	373	373
Net unrealized losses on investments, foreign currency and other transactions	—	—	—	(349)	(349)
Dividends declared and payable ($0.39 per share)	—	—	—	(166)	(166)

Balance at September 30, 2018	426	$—	$7,192	$121	$7,313

Net investment income	—	—	—	203	203
Net realized gains on investments, foreign currency and other transactions	—	—	—	31	31
Net unrealized losses on investments, foreign currency and other transactions	—	—	—	(81)	(81)
Dividends declared and payable ($0.39 per share)	—	—	—	(166)	(166)
Tax reclassification of stockholders' equity in accordance with GAAP	—	—	(19)	19	—

Balance at December 31, 2018	426	$—	$7,173	$127	$7,300

Issuance of Convertible Unsecured Notes (See Note 5)	—	—	4	—	4
Net investment income	—	—	—	201	201
Net realized gains on investments, foreign currency and other transactions	—	—	—	56	56
Net unrealized losses on investments, foreign currency and other transactions	—	—	—	(43)	(43)
Dividends declared and payable ($0.42 per share)	—	—	—	(179)	(179)

Balance at March 31, 2019	426	$—	$7,177	$162	$7,339

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS

(in millions)

(unaudited)

	For the Three Months Ended March 31,
	2019	2018
OPERATING ACTIVITIES:
Net increase in stockholders' equity resulting from operations	$214	$242
Adjustments to reconcile net increase in stockholders' equity resulting from operations:
Net realized gains (losses) on investments and foreign currency and other transactions	(56)	12
Net unrealized losses (gains) on investments, foreign currency and other transactions	43	(110)
Net accretion of discount on investments	(3)	(4)
PIK interest and dividends	(30)	(24)
Amortization of debt issuance costs	4	4
Net accretion of discount on notes payable	2	1
Proceeds from sales and repayments of investments and other transactions	1,320	1,369
Purchases of investments	(1,925)	(1,578)
Changes in operating assets and liabilities:
Interest receivable	(23)	4
Operating lease right-of-use asset	(105)	—
Other assets	9	12
Base management fees payable	4	2
Income based fees payable	2	1
Capital gains incentive fees payable	(48)	20
Interest and facility fees payable	(39)	(20)
Operating lease liabilities	137	—
Accounts payable and other liabilities	(21)	(40)

Net cash used in operating activities	(515)	(109)

FINANCING ACTIVITIES:
Borrowings on debt	3,636	2,168
Repayments and repurchases of debt	(2,649)	(1,902)
Debt issuance costs	(17)	(9)
Dividends paid	(179)	(162)

Net cash provided by financing activities	791	95
CHANGE IN CASH AND CASH EQUIVALENTS	276	(14)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	296	316

CASH AND CASH EQUIVALENTS, END OF PERIOD	$572	$302

Supplemental Information:
Interest paid during the period	$95	$69
Taxes, including excise tax, paid during the period	$14	$14
Dividends declared and payable during the period	$179	$162

See accompanying notes to consolidated financial statements.

ARES CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
As of March 31, 2019
(unaudited)
(in millions, except per share data, percentages and as otherwise indicated;
for example, with the word "billion" or otherwise)

1.           ORGANIZATION

              Ares Capital Corporation (the "Company") is a specialty finance company that is a closed-end, non-diversified management investment company incorporated in Maryland. The Company has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the "Investment Company Act"). The Company has elected to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and operates in a manner so as to qualify for the tax treatment applicable to RICs.

              The Company's investment objective is to generate both current income and capital appreciation through debt and equity investments. The Company invests primarily in first lien senior secured loans (including "unitranche" loans, which are loans that combine both senior and mezzanine debt, generally in a first lien position), second lien senior secured loans and mezzanine debt, which in some cases includes an equity component. To a lesser extent, the Company also makes equity investments.

              The Company is externally managed by Ares Capital Management LLC ("Ares Capital Management" or the Company's "investment adviser"), a subsidiary of Ares Management Corporation ("Ares Management"), a publicly traded, leading global alternative asset manager, pursuant to an investment advisory and management agreement. Ares Operations LLC ("Ares Operations" or the Company's "administrator"), a subsidiary of Ares Management, provides certain administrative and other services necessary for the Company to operate.

2.           SIGNIFICANT ACCOUNTING POLICIES

    Basis of Presentation

              The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP"), and include the accounts of the Company and its consolidated subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification ("ASC") Topic 946, Financial Services-Investments Companies. The consolidated financial statements reflect all adjustments and reclassifications that, in the opinion of management, are necessary for the fair presentation of the results of the operations and financial condition as of and for the periods presented. All significant intercompany balances and transactions have been eliminated.

              Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Articles 6 or 10 of Regulation S-X. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period presented, have been included. The current period's results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending December 31, 2019.

    Cash and Cash Equivalents

              Cash and cash equivalents include funds from time to time deposited with financial institutions and short-term, liquid investments in a money market account. Cash and cash equivalents are carried at cost which approximates fair value. As of March 31, 2019 and December 31, 2018, there was $62 and $60, respectively, of cash denominated in foreign currencies included within "cash and cash equivalents" in the accompanying consolidated balance sheet.

    Concentration of Credit Risk

              The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

    Investments

              Investment transactions are recorded on the trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized gains or losses previously recognized, and include investments charged off during the period, net of recoveries. Unrealized gains or losses primarily reflect the change in investment values, including the reversal of previously recorded unrealized gains or losses when gains or losses are realized.

              Investments for which market quotations are readily available are typically valued at such market quotations. In order to validate market quotations, the Company looks at a number of factors to determine if the quotations are representative of fair value, including the source and nature of the quotations. Debt and equity securities that are not publicly traded or whose market prices are not readily available (i.e., substantially all of the Company's investments) are valued at fair value as determined in good faith by the Company's board of directors, based on, among other things, the input of the Company's investment adviser, audit committee and independent third-party valuation firms that have been engaged at the direction of the Company's board of directors to assist in the valuation of each portfolio investment without a readily available market quotation at least once during a trailing 12-month period (with certain de minimis exceptions) and under a valuation policy and a consistently applied valuation process. The valuation process is conducted at the end of each fiscal quarter, and a portion of the Company's investment portfolio at fair value is subject to review by an independent valuation firm each quarter. In addition, the Company's independent registered public accounting firm obtains an understanding of, and performs select procedures relating to, the Company's investment valuation process within the context of performing the integrated audit.

              As part of the valuation process, the Company may take into account the following types of factors, if relevant, in determining the fair value of the Company's investments: the enterprise value of a portfolio company (the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time), the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, a comparison of the portfolio company's securities to any similar publicly traded securities, changes in the interest rate environment and the credit markets, which may affect the price at which similar investments would trade in their principal markets and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the Company considers the pricing indicated by the external event to corroborate its valuation.

              Because there is not a readily available market value for most of the investments in its portfolio, the Company values substantially all of its portfolio investments at fair value as determined in good faith by its board of directors, as described herein. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, the Company could realize significantly less than the value at which the Company has recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              The Company's board of directors undertakes a multi-step valuation process each quarter, as described below:

  •
  The Company's quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment in conjunction with the Company's portfolio management team.

  •
  Preliminary valuations are reviewed and discussed with the Company's investment adviser's management and investment professionals, and then valuation recommendations are presented to the Company's board of directors.

  •
  The audit committee of the Company's board of directors reviews these valuations, as well as the input of third parties, including independent third-party valuation firms who have reviewed a portion of the investments in the Company's portfolio at fair value.

  •
  The Company's board of directors discusses valuations and ultimately determines the fair value of each investment in the Company's portfolio without a readily available market quotation in good faith based on, among other things, the input of the Company's investment adviser, audit committee and, where applicable, independent third-party valuation firms.

              See Note 8 for more information on the Company's valuation process.

    Interest and Dividend Income Recognition

              Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on securities purchased are accreted/amortized into interest income over the life of the respective security using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

              Loans are generally placed on non-accrual status when principal or interest payments are past due 30 days or more or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current. The Company may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

              Dividend income on preferred equity securities is recorded as dividend income on an accrual basis to the extent that such amounts are payable by the portfolio company and are expected to be collected. Dividend income on common equity securities is recorded on the record date for private portfolio companies or on the ex-dividend date for publicly traded portfolio companies.

    Payment-in-Kind Interest

              The Company has loans in its portfolio that contain payment-in-kind ("PIK") provisions. The PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain the Company's status as a RIC, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

    Capital Structuring Service Fees and Other Income

              In pursuit of the Company's investment objective, the Company's investment adviser seeks to provide assistance to its portfolio companies and in return the Company may receive fees for capital structuring services. These fees are fixed based on contractual terms, are generally only available to the Company as a result of the Company's underlying investments, are normally paid at the closing of the investments, are generally non-recurring and non-refundable and are recognized as revenue when earned upon closing of the investment. The services that the Company's investment adviser provides vary by investment, but generally include reviewing existing credit facilities, arranging bank financing, arranging equity financing, structuring financing from multiple lenders, structuring financing from multiple equity investors, restructuring existing loans, raising equity and debt capital, and providing general financial advice, which concludes upon closing of the investment. Any services of the above nature subsequent to the closing would generally generate a separate fee payable to the Company. In certain instances where the Company is invited to participate as a co-lender in a transaction and does not provide significant services in connection with the investment, a portion of loan fees paid to the Company in such situations will be deferred and amortized over the estimated life of the loan.

              Other income includes amendment fees that are fixed based on contractual terms and are generally non-recurring and non-refundable and are recognized as revenue when earned upon closing of the transaction. Other income also includes fees for management and consulting services, loan guarantees, commitments, and other services rendered by the Company to portfolio companies. Such fees are fixed based on contractual terms and are recognized as income as services are rendered.

    Foreign Currency Translation

              The Company's books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

  (1)
  Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the period.

  (2)
  Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions, income or expenses.

              Results of operations based on changes in foreign exchange rates are separately disclosed in the statement of operations, if any. Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices more volatile than those of comparable U.S. companies or U.S. government securities.

    Derivative Instruments

              The Company does not utilize hedge accounting and as such values its derivatives at fair value with the unrealized gains or losses recorded in "net unrealized gains (losses) from foreign currency and other transactions" in the Company's consolidated statement of operations.

    Equity Offering Expenses

              The Company's offering costs are charged against the proceeds from equity offerings when proceeds are received.

    Debt Issuance Costs

              Debt issuance costs are amortized over the life of the related debt instrument using the straight line method or the effective yield method, depending on the type of debt instrument.

    Leases

              The Company is obligated under a number of operating leases pursuant to which it is leasing office facilities from third parties with remaining terms ranging from less than one year to eight years. Such operating leases are included in operating lease right-of-use ("ROU") assets and operating lease liabilities in the accompanying consolidated balance sheets. The Company does not have any finance leases.

              The ROU asset represents the Company's right to use an underlying asset for the lease term and the operating lease liability represents the Company's obligation to make lease payments arising from such lease. Operating lease ROU assets and liabilities are recognized at the commencement date based on the present value of lease payments over the remaining lease term. The Company's leases do not provide an implicit discount rate, and as such the Company uses its weighted average borrowing rate based on the information available at the commencement date in determining the present value of the remaining lease payments. Lease expense is recognized on a straight-line basis over the remaining lease term. The Company has elected the practical expedient to treat non-lease components as part of the lease as these components are not significant when compared to the lease component.

    Income Taxes

              The Company has elected to be treated as a RIC under the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. To qualify as a RIC, the Company must (among other requirements) meet certain source-of-income and asset diversification requirements and timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each year. The Company has made and intends to continue to make the requisite distributions to its stockholders, which will generally relieve the Company from U.S. federal corporate-level income taxes.

              Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year taxable income will be in excess of estimated dividend distributions for the current year from such income, the Company accrues excise tax, if any, on estimated excess taxable income as such taxable income is earned.

              Certain of the Company's consolidated subsidiaries are subject to U.S. federal and state corporate-level income taxes.

    Dividends to Common Stockholders

              Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Company's board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are generally distributed, although the Company may decide to retain such capital gains for investment.

              The Company has adopted a dividend reinvestment plan that provides for reinvestment of any distributions the Company declares in cash on behalf of its stockholders, unless a stockholder elects to receive cash. As a result, if the Company's board of directors authorizes, and the Company declares, a cash dividend, then the Company's stockholders who have not "opted out" of the Company's dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of the Company's common stock, rather than receiving the cash dividend. The Company may use newly issued shares to implement the dividend reinvestment plan or, if the Company is otherwise permitted under applicable law to purchase such shares, the Company may purchase shares in the open market in connection with the Company's obligations under the dividend reinvestment plan.

    Use of Estimates in the Preparation of Financial Statements

              The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of actual and contingent assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates include the valuation of investments.

    Recent Accounting Pronouncements

              Effective January 1, 2019, the Company adopted the Financial Accounting Standards Board ("FASB") Topic 842 ("ASC 842"), Leases. The Company adopted ASC 842 under the modified retrospective approach using the practical expedient provided for within ASC 842; therefore, the presentation of prior year periods has not been adjusted. No cumulative effect of initially adopting ASC 842 as an adjustment to the opening balance of components of equity as of January 1, 2019 was necessary as the recognition of the ROU assets equaled the corresponding lease liabilities.

3.           AGREEMENTS

    Investment Advisory and Management Agreement

              The Company is party to an investment advisory and management agreement (the "investment advisory and management agreement") with Ares Capital Management. Subject to the overall supervision of the Company's board of directors, Ares Capital Management provides investment advisory and management services to the Company. For providing these services, Ares Capital Management receives fees from the Company consisting of a base management fee, a fee based on the Company's net investment income ("income based fee") and a fee based on the Company's net capital gains ("capital gains incentive fee"). The investment advisory and management agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              The base management fee is calculated at an annual rate of 1.5% based on the average value of the Company's total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears. In connection with the Company's board of directors approving the modification of the asset coverage requirement applicable to senior securities from 200% to 150% effective on June 21, 2019 (unless the Company receives earlier stockholder approval), the investment advisory and management agreement will be amended effective June 21, 2019 (or such earlier date) to reduce the Company's annual base management fee from 1.5% to 1.0% on all assets financed using leverage over 1.0x debt to equity. See Note 5 for additional information.

              The income based fee is calculated and payable quarterly in arrears based on the Company's pre-incentive fee net investment income, as defined in the investment advisory and management agreement, for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the administration agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the income based fee and capital gains incentive fee accrued under GAAP). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature such as market discount, debt instruments with PIK interest, preferred stock with PIK dividends and zero coupon securities, accrued income that the Company has not yet received in cash. The Company's investment adviser is not under any obligation to reimburse the Company for any part of the income based fees it received that was based on accrued interest that the Company never actually received.

              Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses, unrealized capital appreciation, unrealized capital depreciation or income tax expense related to realized gains and losses. Because of the structure of the income based fee, it is possible that the Company may pay such fees in a quarter where the Company incurs a loss. For example, if the Company receives pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, the Company will pay the applicable income based fee even if the Company has incurred a loss in that quarter due to realized and/or unrealized capital losses.

              Pre-incentive fee net investment income, expressed as a rate of return on the value of the Company's net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) at the end of the immediately preceding calendar quarter, is compared to a fixed "hurdle rate" of 1.75% per quarter. If market credit spreads rise, the Company may be able to invest its funds in debt instruments that provide for a higher return, which may increase the Company's pre-incentive fee net investment income and make it easier for the Company's investment adviser to surpass the fixed hurdle rate and receive an income based fee based on such net investment income. To the extent the Company has retained pre-incentive fee net investment income that has been used to calculate the income based fee, it is also included in the amount of the Company's total assets (other than cash and cash equivalents but including assets purchased with borrowed funds) used to calculate the 1.5% base management fee.

              The Company pays its investment adviser an income based fee with respect to the Company's pre-incentive fee net investment income in each calendar quarter as follows:

  •
  No income based fee in any calendar quarter in which the Company's pre-incentive fee net investment income does not exceed the hurdle rate;

  •
  100% of the Company's pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter. The Company refers to this portion of its pre-incentive fee net investment income (which exceeds the hurdle rate but is less than 2.1875%) as the "catch-up" provision. The "catch-up" is meant to provide the Company's investment adviser with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if this net investment income exceeded 2.1875% in any calendar quarter; and

  •
  20% of the amount of the Company's pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter.

              These calculations are adjusted for any share issuances or repurchases during the quarter.

              In connection with the Company's acquisition of American Capital, Ltd., a Delaware corporation ("American Capital") (the "American Capital Acquisition"), Ares Capital Management agreed to waive, for each of the first ten calendar quarters beginning with the second quarter of 2017 and ending with the third quarter of 2019, the lesser of (x) $10 of income based fees and (y) the amount of income based fees for such quarter, in each case, to the extent payable by the Company in such quarter pursuant to and as calculated under the Company's investment advisory and management agreement (the "Fee Waiver").

              The capital gains incentive fee is determined and payable in arrears as of the end of each calendar year (or, upon termination of the investment advisory and management agreement, as of the termination date) and is calculated at the end of each applicable year by subtracting (a) the sum of the Company's cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company's cumulative aggregate realized capital gains, in each case calculated from October 8, 2004 (the date the Company completed its initial public offering). Realized capital gains and losses include gains and losses on investments and foreign currencies, gains and losses on extinguishment of debt and from other assets, as well as any income tax and other expenses related to cumulative aggregate realized gains and losses. If such amount is positive at the end of such year, then the capital gains incentive fee for such year is equal to 20% of such amount, less the aggregate amount of capital gains incentive fees paid in all prior years. If such amount is negative, then there is no capital gains incentive fee for such year.

              The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in the Company's portfolio when sold and (b) the accreted or amortized cost basis of such investment.

              The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in the Company's portfolio when sold is less than (b) the accreted or amortized cost basis of such investment.

              The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the valuation of each investment in the Company's portfolio as of the applicable capital gains incentive fee calculation date and (b) the accreted or amortized cost basis of such investment.

              Notwithstanding the foregoing, as a result of an amendment to the capital gains incentive fee under the investment advisory and management agreement that was adopted on June 6, 2011, if the Company is required by GAAP to record an investment at its fair value as of the time of acquisition instead of at the actual amount paid for such investment by the Company (including, for example, as a result of the application of the asset acquisition method of accounting), then solely for the purposes of calculating the capital gains incentive fee, the "accreted or amortized cost basis" of an investment shall be an amount (the "Contractual Cost Basis") equal to (1) (x) the actual amount paid by the Company for such investment plus (y) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the accretion of such investment plus (z) any other adjustments made to the cost basis included in the Company's financial statements, including PIK interest or additional amounts funded (net of repayments) minus (2) any amounts recorded in the Company's financial statements as required by GAAP that are attributable to the amortization of such investment, whether such calculated Contractual Cost Basis is higher or lower than the fair value of such investment (as determined in accordance with GAAP) at the time of acquisition.

              The base management fees, income based fees and capital gains incentive fees for the three months ended March 31, 2019 and 2018 were as follows:

	For the Three Months Ended March 31,
	2019	2018
Base management fees	$49	$46
Income based fees	$48	$38
Waiver of income based fees	(10)	(10)

Income based fees, net of the Fee Waiver	$38	$28
Capital gains incentive fees(1)	$2	$20

(1)
Calculated in accordance with GAAP as discussed below.

              There was no capital gains incentive fee earned by the Company's investment adviser as calculated under the investment advisory and management agreement for the three months ended March 31, 2019 and 2018, respectively. In addition, in accordance with GAAP, the Company had cumulatively accrued a capital gains incentive fee of $64 as of March 31, 2019, of which $64 is not currently due under the investment advisory and management agreement. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the investment advisory and management agreement. This GAAP accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital depreciation included in the calculation of the capital gains incentive fee plus the aggregate cumulative unrealized capital appreciation, net of any expense associated with cumulative unrealized capital depreciation or appreciation. If such amount is positive at the end of a period, then GAAP requires the Company to record a capital gains incentive fee equal to 20% of such cumulative amount, less the aggregate amount of actual capital gains incentive fees paid or capital gains incentive fees accrued under GAAP in all prior periods. As of March 31, 2019, the Company has paid capital gains incentive fees since inception totaling $108. The resulting accrual for any capital gains incentive fee under GAAP in a given period may result in an additional expense if such cumulative amount is greater than in the prior period or a reversal of previously recorded expense if such cumulative amount is less than in the prior period. If such cumulative amount is negative, then there is no accrual. There can be no assurance that such unrealized capital appreciation will be realized in the future.

              The Company defers cash payment of any income based fees and capital gains incentive fees otherwise earned by the Company's investment adviser if during the most recent four full calendar quarter period ending on or prior to the date such payment is to be made the sum of (a) the aggregate distributions to the Company's stockholders and (b) the change in net assets (defined as total assets less indebtedness and before taking into account any income based fees and capital gains incentive fees payable during the period) is less than 7.0% of the Company's net assets (defined as total assets less indebtedness) at the beginning of such period. Any deferred income based fees and capital gains incentive fees are carried over for payment in subsequent calculation periods to the extent such payment is payable under the investment advisory and management agreement.

              The services of all investment professionals and staff of the Company's investment adviser, when and to the extent engaged in providing investment advisory and management services to the Company, and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Company's investment adviser. Under the investment advisory and management agreement, the Company bears all other costs and expenses of its operations and transactions, including, but not limited to, those relating to: organization; calculation of the Company's net asset value (including, but not limited to, the cost and expenses of any independent valuation firm); expenses incurred by the Company's investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring the Company's financial and legal affairs and in monitoring the Company's investments (including the cost of consultants hired to develop information technology systems designed to monitor the Company's investments) and performing due diligence on the Company's prospective portfolio companies; interest payable on indebtedness, if any, incurred to finance the Company's investments (including payments to third party vendors for financial information services); offerings of the Company's common stock and other securities; investment advisory and management fees; administration fees; fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments in portfolio companies, regardless of whether such transactions are ultimately consummated; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors' fees and expenses; costs of preparing and filing reports or other documents with the Securities and Exchange Commission (the "SEC"); the costs of any reports, proxy statements or other notices to stockholders, including printing costs; to the extent the Company is covered by any joint insurance policies, the Company's allocable portion of the insurance premiums for such policies; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by the Company or its administrator in connection with administering the Company's business as described in more detail under "Administration Agreement" below.

    Administration Agreement

              The Company is party to an administration agreement, referred to herein as the "administration agreement", with its administrator, Ares Operations. Pursuant to the administration agreement, Ares Operations furnishes the Company with office equipment and clerical, bookkeeping and record keeping services at the Company's office facilities. Under the administration agreement, Ares Operations also performs, or oversees the performance of, the Company's required administrative services, which include, among other things, providing assistance in accounting, legal, compliance, operations, technology and investor relations, being responsible for the financial records that the Company is required to maintain and preparing reports to its stockholders and reports filed with the SEC. In addition, Ares Operations assists the Company in determining and publishing its net asset value, assists the Company in providing managerial assistance to its portfolio companies, oversees the preparation and filing of the Company's tax returns and the printing and dissemination of reports to its stockholders, and generally oversees the payment of its expenses and the performance of administrative and professional services rendered to the Company by others. Payments under the administration agreement are equal to an amount based upon its allocable portion of Ares Operations' overhead and other expenses (including travel expenses) incurred by Ares Operations in performing its obligations under the administration agreement, including the Company's allocable portion of the compensation, rent and other expenses of certain of its officers (including the Company's chief compliance officer, chief financial officer, chief accounting officer, general counsel, secretary, treasurer and assistant treasurer) and their respective staffs. The administration agreement may be terminated by either party without penalty upon 60 days' written notice to the other party.

              For the three months ended March 31, 2019 and 2018, the Company incurred $4 and $3, respectively, in administrative fees. As of March 31, 2019 and December 31, 2018, a total of $4 and $3, respectively, in administrative fees were unpaid and included in "accounts payable and other liabilities" in the accompanying consolidated balance sheet.

4.           INVESTMENTS

              As of March 31, 2019 and December 31, 2018, investments consisted of the following:

	As of
	March 31, 2019		December 31, 2018
	Amortized Cost(1)	Fair Value	Amortized Cost(1)	Fair Value
First lien senior secured loans	$5,953	$5,785	$5,976	$5,836
Second lien senior secured loans	4,220	3,976	3,878	3,657
Subordinated certificates of the SDLP(2)	792	792	652	652
Senior subordinated loans	726	742	717	727
Collateralized loan obligations	43	43	44	45
Preferred equity securities	734	601	576	444
Other equity securities	972	1,125	911	1,056

Total	$13,440	$13,064	$12,754	$12,417

(1)
The amortized cost represents the original cost adjusted for the accretion of discounts and amortization of premiums, if any.

(2)
The proceeds from these certificates were applied to co-investments with Varagon and its clients to fund first lien senior secured loans to 22 and 21 different borrowers as of March 31, 2019 and December 31, 2018, respectively.

              The industrial and geographic compositions of the Company's portfolio at fair value as of March 31, 2019 and December 31, 2018 were as follows:

	As of
	March 31, 2019	December 31, 2018
Industry
Healthcare Services	22.2%	21.7%
Business Services	17.2	17.9
Consumer Products	7.7	8.3
Investment Funds and Vehicles(1)	6.9	6.2
Financial Services	6.4	6.6
Other Services	5.3	5.7
Manufacturing	5.3	6.1
Power Generation	5.0	4.8
Automotive Services	3.9	2.8
Restaurants and Food Services	3.6	3.8
Food and Beverage	3.5	2.9
Oil and Gas	2.9	3.0
Wholesale Distribution	2.3	2.3
Containers and Packaging	1.9	1.5
Education	1.9	2.2
Other	4.0	4.2

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which made first lien senior secured loans to 22 and 21 different borrowers as of March 31, 2019 and December 31, 2018,

  respectively. The portfolio companies in the SDLP are in industries similar to the companies in the Company's portfolio.

	As of
	March 31, 2019	December 31, 2018
Geographic Region
Midwest	27.1%	31.4%
West(1)	24.3	24.0
Southeast	20.8	18.8
Mid Atlantic	17.5	18.2
Northeast	7.8	5.4
International	2.5	2.2

Total	100.0%	100.0%

(1)
Includes the Company's investment in the SDLP, which represented 6.1% and 5.3% of the total investment portfolio at fair value as of March 31, 2019 and December 31, 2018, respectively.

              As of March 31, 2019, 2.3% of total investments at amortized cost (or 0.4% of total investments at fair value) were on non-accrual status. As of December 31, 2018, 2.5% of total investments at amortized cost (or 0.6% of total investments at fair value) were on non-accrual status.

    Senior Direct Lending Program

              The Company has established a joint venture with Varagon to make certain first lien senior secured loans, including certain stretch senior and unitranche loans, primarily to U.S. middle market companies. Varagon was formed in 2013 as a lending platform by American International Group, Inc. and other partners. The joint venture is called the SDLP. In July 2016, the Company and Varagon and its clients completed the initial funding of the SDLP. The SDLP may generally commit and hold individual loans of up to $300. The Company and other accounts managed by the Company's investment adviser and its affiliates may directly co-invest with the SDLP to accommodate larger transactions. The SDLP is capitalized as transactions are completed and all portfolio decisions and generally all other decisions in respect of the SDLP must be approved by an investment committee of the SDLP consisting of representatives of the Company and Varagon (with approval from a representative of each required).

              The Company provides capital to the SDLP in the form of subordinated certificates (the "SDLP Certificates"), and Varagon and its clients provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. As of March 31, 2019 and December 31, 2018, the Company and a client of Varagon owned 87.5% and 12.5%, respectively, of the outstanding SDLP Certificates.

              As of March 31, 2019 and December 31, 2018, the Company and Varagon and its clients had agreed to make capital available to the SDLP of $6,150 and $6,400, respectively, in the aggregate, of which $1,444 and $1,444, respectively, is to be made available from the Company. The Company will continue to provide capital to the SDLP in the form of SDLP Certificates, and Varagon and its clients will provide capital to the SDLP in the form of senior notes, intermediate funding notes and SDLP Certificates. This capital will only be committed to the SDLP upon approval of transactions by the investment committee of the SDLP as discussed above. Below is a summary of the funded capital and unfunded capital commitments of the SDLP.

	As of
	March 31, 2019	December 31, 2018
Total capital funded to the SDLP(1)	$3,331	$3,104
Total capital funded to the SDLP by the Company(1)	$792	$652
Total unfunded capital commitments to the SDLP(2)	$243	$187
Total unfunded capital commitments to the SDLP by the Company(2)	$58	$39

(1)
At principal amount.

(2)
These commitments have been approved by the investment committee of the SDLP and will be funded as the transactions are completed.

              The SDLP Certificates pay a coupon of LIBOR plus 8.0% and also entitle the holders thereof to receive a portion of the excess cash flow from the loan portfolio, after expenses, which may result in a return to the holders of the SDLP Certificates that is greater than the stated coupon. The SDLP Certificates are junior in right of payment to the senior notes and intermediate funding notes.

              The amortized cost and fair value of the SDLP Certificates held by the Company were $792 and $792, respectively, as of March 31, 2019. The Company's yield on its investment in the SDLP at amortized cost and fair value was 14.8% and 14.8%, respectively, as of March 31, 2019. The amortized cost and fair value of the SDLP Certificates held by the Company were $652 and $652, respectively, as of December 31, 2018. The Company's yield on its investment in the SDLP at amortized cost and fair value was 15.0% and 15.0%, respectively, as of December 31, 2018. For the three months ended March 31, 2019 and 2018, the Company earned interest income of $27 and $18, respectively, from its investment in the SDLP Certificates. The Company is also entitled to certain fees in connection with the SDLP. For the three months ended March 31, 2019 and 2018, in connection with the SDLP, the Company earned capital structuring service and other fees totaling $4 and $2, respectively.

              As of March 31, 2019 and December 31, 2018, the SDLP's portfolio was comprised entirely of first lien senior secured loans to U.S. middle-market companies and were in industries similar to the companies in the Company's portfolio. As of March 31, 2019 and December 31, 2018, none of the loans were on non-accrual status. Below is a summary of the SDLP's portfolio.

	As of
	March 31, 2019	December 31, 2018
Total first lien senior secured loans(1)	$3,322	$3,086
Largest loan to a single borrower(1)	$249	$249
Total of five largest loans to borrowers(1)	$1,178	$1,132
Number of borrowers in the SDLP	22	21
Commitments to fund delayed draw loans(2)	$243	$187

(1)
At principal amount.

(2)
As discussed above, these commitments have been approved by the investment committee of the SDLP.

    Ivy Hill Asset Management, L.P.

              Ivy Hill Asset Management, L.P. ("IHAM") is an asset management services company and an SEC-registered investment adviser. The Company has made investments in IHAM, its wholly owned portfolio company, and previously made investments in certain vehicles managed by IHAM. As of March 31, 2019, IHAM had assets under management of approximately $4.6 billion. As of March 31, 2019, IHAM managed 21 vehicles and served as the sub-manager/sub-servicer for two other vehicles (these vehicles managed or sub-managed/sub-serviced by IHAM are collectively referred to as the "IHAM Vehicles"). IHAM earns fee income from managing the IHAM Vehicles and has also invested in certain of these vehicles as part of its business strategy. As of March 31, 2019 and December 31, 2018, IHAM had total investments of $427 and $448, respectively. For the three months ended March 31, 2019 and 2018, IHAM had management and incentive fee income of $6 and $6, respectively, and other investment-related income of $13 and $15, respectively.

              The amortized cost and fair value of the Company's investment in IHAM was $444 and $534, respectively, as of March 31, 2019, and $444 and $518, respectively, as of December 31, 2018. For the three months ended March 31, 2019 and 2018, the Company received distributions consisting entirely of dividend income from IHAM of $15 and $13, respectively. Additionally, in February 2018, the Company provided a $63 subordinated revolving loan and a $200 equity capital contribution to IHAM to help support IHAM's acquisition of a portfolio of middle market loans.

              From time to time, IHAM or certain IHAM Vehicles may purchase investments from, or sell investments to, the Company. For any such sales or purchases by the IHAM Vehicles to or from the Company, the IHAM Vehicles must obtain approval from third parties unaffiliated with the Company or IHAM, as applicable. During the three months ended March 31, 2019, IHAM or certain of the IHAM Vehicles purchased $302 of investments from the Company. For the three months ended March 31, 2019, the Company recorded $1 of net realized losses from these sales. During the three months ended March 31, 2018, neither IHAM nor any of the IHAM Vehicles purchased any investments from the Company.

              IHAM is party to an administration agreement, referred to herein as the "IHAM administration agreement," with Ares Operations. Pursuant to the IHAM administration agreement, Ares Operations provides IHAM with, among other things, office facilities, equipment, clerical, bookkeeping and record keeping services, services relating to the marketing and sale of interests in vehicles managed by IHAM, services of, and oversight of, custodians, depositories, accountants, attorneys, underwriters and such other persons in any other capacity deemed to be necessary. Under the IHAM administration agreement, IHAM reimburses Ares Operations for all of the actual costs associated with such services, including Ares Operations' allocable portion of the compensation, rent and other expenses of its officers, employees and respective staff in performing its obligations under the IHAM administration agreement.

5.           DEBT

              In accordance with the Investment Company Act, the Company is currently allowed to borrow amounts such that its asset coverage, calculated pursuant to the Investment Company Act, is at least 200% after such borrowing. On June 21, 2018, the Company's board of directors, including a "required majority" (as such term is defined in Section 57(o) of the Investment Company Act) of the Company's board of directors, approved the application of the modified asset coverage requirements set forth in Section 61(a)(2) of the Investment Company Act, as amended by the Small Business Credit Availability Act. As a result, effective on June 21, 2019 (unless the Company receives earlier stockholder approval), the Company's asset coverage requirement applicable to senior securities will be reduced from 200% to 150%. As of March 31, 2019, the aggregate amount outstanding of the senior securities issued by the Company was $6.3 billion. As of March 31, 2019, the Company's asset coverage was 215%.

              The Company's outstanding debt as of March 31, 2019 and December 31, 2018 was as follows:

	As of
	March 31, 2019					December 31, 2018
	Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value		Total Aggregate Principal Amount Committed/ Outstanding(1)		Principal Amount Outstanding	Carrying Value
Revolving Credit Facility	$2,133	(2)	$1,997	$1,997		$2,133	(2)	$1,064	$1,064
Revolving Funding Facility	1,000		620	620		1,000		520	520
SMBC Funding Facility	400		105	105		400		245	245
2019 Convertible Notes	—		—	—		300		300	300	(3)
2022 Convertible Notes	388		388	374	(3)	388		388	372	(3)
2024 Convertible Notes	403		403	386	(3)	—		—	—
2020 Notes	600		600	599	(4)	600		600	598	(4)
2022 Notes	600		600	595	(5)	600		600	595	(5)
2023 Notes	750		750	745	(6)	750		750	744	(6)
2025 Notes	600		600	593	(7)	600		600	593	(7)
2047 Notes	230		230	183	(8)	230		230	183	(8)

Total	$7,104		$6,293	$6,197		$7,001		$5,297	$5,214

(1)
Subject to borrowing base, leverage and other restrictions. Represents the total aggregate amount committed or outstanding, as applicable, under such instrument.

(2)
Provides for a feature that allows the Company, under certain circumstances, to increase the size of the Revolving Credit Facility (as defined below) to a maximum of $3,133.

(3)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes (as defined below). As of March 31, 2019, the total unamortized debt issuance costs and the unaccreted discount for the 2022 Convertible Notes and the 2024 Convertible Notes (each as defined below) were $14 and $17, respectively. As of December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount for the 2019 Convertible Notes and the 2022 Convertible Notes (each as defined below) were $0 and $16, respectively.

(4)
Represents the aggregate principal amount outstanding of the 2020 Notes (as defined below) less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the net unaccreted discount was $1 and $2, respectively.

(5)
Represents the aggregate principal amount outstanding of the 2022 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2022 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount was $5 and $5, respectively.

(6)
Represents the aggregate principal amount outstanding of the 2023 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2023 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount was $5 and $6, respectively.

(7)
Represents the aggregate principal amount outstanding of the 2025 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2025 Notes. As of March 31, 2019 and December 31, 2018, the total unamortized debt issuance costs and the unaccreted discount was $7 and $7, respectively.

(8)
Represents the aggregate principal amount outstanding of the 2047 Notes (as defined below), less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2047 Notes. As of March 31, 2019 and December 31, 2018, the total unaccreted purchased discount was $47 and $47, respectively.

              The weighted average stated interest rate and weighted average maturity, both on aggregate principal amount outstanding, of all the Company's outstanding debt as of March 31, 2019 were 4.1% and 4.7 years, respectively, and as of December 31, 2018 were 4.1% and 4.8 years, respectively.

    Revolving Credit Facility

              The Company is party to a senior secured revolving credit facility (as amended and restated, the "Revolving Credit Facility"), which as of March 31, 2019 allowed the Company to borrow up to $2,133 at any one time outstanding. As of March 31, 2019, the Revolving Credit Facility consisted of a $414 term loan tranche with a stated maturity date of March 30, 2023 and a $1,719 revolving tranche. For $1,624 of the revolving tranche, the end of the revolving period and the stated maturity date were March 30, 2022 and March 30, 2023, respectively. For $50 of the revolving tranche, the end of the revolving period and the stated maturity date were January 4, 2021 and January 4, 2022, respectively. For the remaining $45 of the revolving tranche, the end of the revolving period and the stated maturity date were May 4, 2019 and May 4, 2020, respectively. The Revolving Credit Facility also provides for a feature that allowed the Company, under certain circumstances, to increase the overall size of the Revolving Credit Facility to a maximum of $3,133 as of March 31, 2019. The Revolving Credit Facility generally requires payments of interest at the end of each LIBOR interest period, but no less frequently than quarterly, on LIBOR based loans, and monthly payments of interest on other loans. From the end of the revolving period to the stated maturity date as applicable for each revolving tranche, the Company is required to repay outstanding principal amounts under such revolving tranche on a monthly basis in an amount equal to 1/12th of the outstanding principal amount at the end of the revolving period.

              Under the Revolving Credit Facility, the Company is required to comply with various covenants, reporting requirements and other customary requirements for similar revolving credit facilities, including, without limitation, covenants related to: (a) limitations on the incurrence of additional indebtedness and liens, (b) limitations on certain investments, (c) limitations on certain restricted payments, (d) maintaining a certain minimum stockholders' equity, (e) maintaining a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of the Company and its consolidated subsidiaries (subject to certain exceptions) of not less than 1.5:1.0, (f) limitations on pledging certain unencumbered assets, and (g) limitations on the creation or existence of agreements that prohibit liens on certain properties of the Company and certain of its subsidiaries. These covenants are subject to important limitations and exceptions that are described in the documents governing the Revolving Credit Facility. Amounts available to borrow under the Revolving Credit Facility (and the incurrence of certain other permitted debt) are also subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company's portfolio that are pledged as collateral. As of March 31, 2019, the Company was in compliance in all material respects with the terms of the Revolving Credit Facility. See Note 15 for a subsequent event regarding the Revolving Credit Facility.

              As of March 31, 2019 and December 31, 2018, there was $1,997 and $1,064 outstanding, respectively, under the Revolving Credit Facility. As of March 31, 2019, the Revolving Credit Facility also provides for a sub-limit for the issuance of letters of credit for up to an aggregate amount of $150. As of March 31, 2019 and December 31, 2018, the Company had $59 and $57, respectively, in letters of credit issued through the Revolving Credit Facility. The amount available for borrowing under the Revolving Credit Facility is reduced by any letters of credit issued. As of March 31, 2019, there was $77 available for borrowing (net of letters of credit issued) under the Revolving Credit Facility.

              Since March 30, 2018, the interest rate charged on the Revolving Credit Facility is based on an applicable spread of either 1.75% or 1.875% over LIBOR or 0.75% or 0.875% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. Prior to March 30, 2018, the interest rate charged on the Revolving Credit Facility was based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over an "alternate base rate" (as defined in the agreements governing the Revolving Credit Facility), in each case, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility. As of March 31, 2019, the interest rate in effect was LIBOR plus 1.75%. As of March 31, 2019, the one, two, three and six month LIBOR was 2.49%, 2.56%, 2.60% and 2.66%, respectively. As of December 31, 2018, the one, two, three and six month LIBOR was 2.50%, 2.61%, 2.81% and 2.88%, respectively. In addition to the stated interest expense on the Revolving Credit Facility, the Company is required to pay a commitment fee of 0.375% per annum on any unused portion of the Revolving Credit Facility. The Company is also required to pay a letter of credit fee of either 2.00% or 2.125% per annum on letters of credit issued, determined monthly based on the total amount of the borrowing base relative to the total commitments of the Revolving Credit Facility and other debt, if any, secured by the same collateral as the Revolving Credit Facility.

              In December 2017, the Company entered into an interest rate swap agreement to effectively fix the interest rate in connection with $395 of the term loan tranche of the Revolving Credit Facility. See Note 6 for more information on the interest rate swap.

              The Revolving Credit Facility is secured by certain assets in the Company's portfolio and excludes investments held by Ares Capital CP under the Revolving Funding Facility and those held by ACJB under the SMBC Funding Facility (as defined below), each as described below, and certain other investments.

              For the three months ended March 31, 2019 and 2018, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Credit Facility were as follows:

	For the Three Months Ended March 31,
	2019	2018
Stated interest expense	$18	$3
Facility fees	—	2
Amortization of debt issuance costs	1	1

Total interest and credit facility fees expense	$19	$6

Cash paid for interest expense	$20	$4
Average stated interest rate	4.20%	3.34%
Average outstanding balance	$1,662	$395

    Revolving Funding Facility

              The Company's consolidated subsidiary, Ares Capital CP Funding LLC ("Ares Capital CP"), is party to a revolving funding facility (as amended, the "Revolving Funding Facility"), which allows Ares Capital CP to borrow up to $1,000 at any one time outstanding. The Revolving Funding Facility is secured by all of the assets held by, and the membership interest in, Ares Capital CP. The end of the reinvestment period and the stated maturity date for the Revolving Funding Facility are January 3, 2022 and January 3, 2024, respectively.

              Amounts available to borrow under the Revolving Funding Facility are subject to a borrowing base that applies different advance rates to different types of assets held by Ares Capital CP. Ares Capital CP is also subject to limitations with respect to the loans securing the Revolving Funding Facility, including restrictions on sector concentrations, loan size, payment frequency and status, collateral interests, loans with fixed rates and loans with certain investment ratings, as well as restrictions on portfolio company leverage, which may also affect the borrowing base and therefore amounts available to borrow. The Company and Ares Capital CP are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the agreements governing the Revolving Funding Facility. As of March 31, 2019, the Company and Ares Capital CP were in compliance in all material respects with the terms of the Revolving Funding Facility.

              As of March 31, 2019 and December 31, 2018, there was $620 and $520 outstanding, respectively, under the Revolving Funding Facility. Since December 14, 2018, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus 2.00% per annum or a "base rate" (as defined in the agreements governing the Revolving Funding Facility) plus 1.00% per annum. Prior to and including December 13, 2018, the interest rate charged on the Revolving Funding Facility was based on LIBOR plus 2.15% per annum or a "base rate" plus 1.15% per annum. Ares Capital CP is also required to pay a commitment fee between 0.50% and 1.50% per annum depending on the size of the unused portion of the Revolving Funding Facility.

              For the three months ended March 31, 2019 and 2018, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the Revolving Funding Facility were as follows:

	For the Three Months Ended March 31,
	2019	2018
Stated interest expense	$6	$3
Facility fees	1	2
Amortization of debt issuance costs	1	1

Total interest and credit facility fees expense	$8	$6

Cash paid for interest expense	$7	$5
Average stated interest rate	4.50%	3.83%
Average outstanding balance	$530	$291

    SMBC Funding Facility

              The Company's consolidated subsidiary, Ares Capital JB Funding LLC ("ACJB"), is party to a revolving funding facility (as amended, the "SMBC Funding Facility") with ACJB, as the borrower, and Sumitomo Mitsui Banking Corporation ("SMBC"), as the administrative agent, collateral agent and lender, that allows ACJB to borrow up to $400 at any one time outstanding. The SMBC Funding Facility is secured by all of the assets held by ACJB. The end of the reinvestment period and the stated maturity date for the SMBC Funding Facility are September 14, 2019 and September 14, 2024, respectively. The reinvestment period and the stated maturity date are both subject to two one-year extensions by mutual agreement.

              Amounts available to borrow under the SMBC Funding Facility are subject to a borrowing base that applies an advance rate to assets held by ACJB. The Company and ACJB are also required to comply with various covenants, reporting requirements and other customary requirements for similar facilities. These covenants are subject to important limitations and exceptions that are described in the documents governing the SMBC Funding Facility. As of March 31, 2019, the Company and ACJB were in compliance in all material respects with the terms of the SMBC Funding Facility.

              As of March 31, 2019 and December 31, 2018, there was $105 and $245 outstanding, respectively, under the SMBC Funding Facility. The interest rate charged on the SMBC Funding Facility is based on an applicable spread of either 1.75% or 2.00% over LIBOR or 0.75% or 1.00% over a "base rate" (as defined in the agreements governing the SMBC Funding Facility), in each case, determined monthly based on the amount of the average borrowings outstanding under the SMBC Funding Facility. As of March 31, 2019, the interest rate in effect was LIBOR plus 1.75%. ACJB is required to pay a commitment fee of between 0.35% and 0.875% per annum depending on the size of the unused portion of the SMBC Funding Facility.

              For the three months ended March 31, 2019 and 2018, the components of interest and credit facility fees expense, cash paid for interest expense, average stated interest rates (i.e., rate in effect plus the spread) and average outstanding balances for the SMBC Funding Facility were as follows:

	For the Three Months Ended March 31,
	2019	2018
Stated interest expense	$3	$—
Facility fees	—	1
Amortization of debt issuance costs	—	—

Total interest and credit facility fees expense	$3	$1

Cash paid for interest expense	$3	$—
Average stated interest rate	4.28%	3.71%
Average outstanding balance	$259	$10

    Convertible Unsecured Notes

              The Company has issued $388 aggregate principal amount of unsecured convertible notes that mature on February 1, 2022 (the "2022 Convertible Notes") and $403 aggregate principal amount of unsecured convertible notes that mature on March 1, 2024 (the "2024 Convertible Notes" and together with the 2022 Convertible Notes, the "Convertible Unsecured Notes"). The Convertible Unsecured Notes mature upon their respective maturity dates unless previously converted or repurchased in accordance with their terms. The Company does not have the right to redeem the Convertible Unsecured Notes prior to maturity. The 2022 Convertible Notes and the 2024 Convertible Notes bear interest at a rate of 3.75% and 4.625%, respectively, per year, payable semi-annually.

              In certain circumstances, assuming the respective conversion date below has not already passed, the Convertible Unsecured Notes will be convertible into cash, shares of the Company's common stock or a combination of cash and shares of its common stock, at the Company's election, at their respective conversion rates (listed below as of March 31, 2019) subject to customary anti-dilution adjustments and the requirements of their respective indenture (the "Convertible Unsecured Notes Indentures"). Prior to the close of business on the business day immediately preceding their respective conversion date (listed below), holders may convert their Convertible Unsecured Notes only under certain circumstances set forth in the Convertible Unsecured Notes Indentures. On or after their respective conversion dates until the close of business on the scheduled trading day immediately preceding the maturity date for the 2022 Convertible Notes and the second scheduled trading day immediately preceding the maturity date for the 2024 Convertible Notes, holders may convert their Convertible Unsecured Notes at any time. In addition, if the Company engages in certain corporate events as described in their respective Convertible Unsecured Notes Indenture, holders of the Convertible Unsecured Notes may require the Company to repurchase for cash all or part of the Convertible

Unsecured Notes at a repurchase price equal to 100% of the principal amount of the Convertible Unsecured Notes to be repurchased, plus accrued and unpaid interest through, but excluding, the required repurchase date.

              Certain key terms related to the convertible features for each of the Convertible Unsecured Notes as of March 31, 2019 are listed below.

	2022 Convertible Notes	2024 Convertible Notes
Conversion premium	15.0%	15.0%
Closing stock price at issuance	$16.86	$17.29
Closing stock price date	January 23, 2017	March 5, 2019
Conversion price(1)	$19.32	$19.88
Conversion rate (shares per one thousand dollar principal amount)(1)	51.7581	50.2930
Conversion dates	August 1, 2021	December 1, 2023

(1)
Represents conversion price and conversion rate, as applicable, as of March 31, 2019, taking into account any applicable de minimis adjustments that will be made on the conversion date.

              As of March 31, 2019, the principal amounts of each series of the Convertible Unsecured Notes exceeded the value of the underlying shares multiplied by the per share closing price of the Company's common stock.

              The Convertible Unsecured Notes Indentures contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act and to provide financial information to the holders of the Convertible Unsecured Notes under certain circumstances. These covenants are subject to important limitations and exceptions that are described in the Convertible Unsecured Notes Indentures. As of March 31, 2019, the Company was in compliance in all material respects with the terms of the Convertible Unsecured Notes Indentures.

              The Convertible Unsecured Notes are accounted for in accordance with ASC 470-20, Debt. Upon conversion of any of the other Convertible Unsecured Notes, the Company intends to pay the outstanding principal amount in cash and to the extent that the conversion value exceeds the principal amount, the Company has the option to pay in cash or shares of the Company's common stock (or a combination of cash and shares) in respect of the excess amount, subject to the requirements of the Convertible Unsecured Notes Indentures. The Company has determined that the embedded conversion options in the Convertible Unsecured Notes are not required to be separately accounted for as a derivative under GAAP. In accounting for the Convertible Unsecured Notes, the Company estimated at the time of issuance separate debt and equity components for each of the Convertible Unsecured Notes. An original issue discount equal to the equity components of the Convertible Unsecured Notes was recorded in "capital in excess of par value" in the accompanying consolidated balance sheet. Additionally, the issuance costs associated with the Convertible Unsecured Notes were allocated to the debt and equity components in proportion to the allocation of the proceeds and accounted for as debt issuance costs and equity issuance costs, respectively.

              The debt and equity component percentages, the issuance costs and the equity component amounts for each of the Convertible Unsecured Notes are listed below.

	2022 Convertible Notes	2024 Convertible Notes
Debt and equity component percentages, respectively(1)	96.0% and 4.0%	98.9% and 1.1%
Debt issuance costs(1)	$9	$4
Equity issuance costs(1)	$—	$—
Equity component, net of issuance costs(2)	$15	$13

(1)
At time of issuance.

(2)
At time of issuance and as of March 31, 2019.

              In addition to the original issue discount equal to the equity component of the 2024 Convertible Notes, the 2024 Convertible Notes were issued at a discount. The Company records interest expense comprised of both stated interest expense as well as accretion of any original issue discount.

              As of March 31, 2019, the components of the carrying value of the Convertible Unsecured Notes, the stated interest rate and the effective interest rate were as follows:

	2022 Convertible Notes	2024 Convertible Notes
Principal amount of debt	$388	$403
Original issue discount, net of accretion	(9)	(13)
Debt issuance costs	(5)	(4)

Carrying value of debt	$374	$386

Stated interest rate	3.750%	4.625%
Effective interest rate(1)	4.60%	4.80%

(1)
The effective interest rate of the debt component of the Convertible Unsecured Notes is equal to the stated interest rate plus the accretion of original issue discount.

              In January 2019, the Company repaid in full the $300 in aggregate principal amount of unsecured convertible notes (the "2019 Convertible Notes") upon their maturity. The 2019 Convertible Notes bore interest at a rate of 4.375% per year, payable semi-annually.

              For the three months ended March 31, 2019 and 2018, the components of interest expense and cash paid for interest expense for the Convertible Unsecured Notes, as well as any other convertible unsecured notes outstanding during the periods presented are listed below.

	For the Three Months Ended March 31,
	2019	2018
Stated interest expense	$5	$7
Amortization of debt issuance costs	1	1
Accretion of original issue discount	1	1

Total interest expense	$7	$9

Cash paid for interest expense	$14	$20

    Unsecured Notes

    2020 Notes

              The Company has issued $600 in aggregate principal amount of unsecured notes that mature on January 15, 2020 (the "2020 Notes"). The 2020 Notes bear interest at a rate of 3.875% per year, payable semi-annually and all principal is due upon maturity. The 2020 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2020 Notes, and any accrued and unpaid interest. $400 in aggregate principal amount of the 2020 Notes were issued at a discount to the principal amount and $200 in aggregate principal amount of the 2020 Notes were issued at a premium to the principal amount.

    2022 Notes

              The Company has issued $600 in aggregate principal amount of unsecured notes that mature on January 19, 2022 (the "2022 Notes"). The 2022 Notes bear interest at a rate of 3.625% per year, payable semi-annually and all principal is due upon maturity. The 2022 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2022 Notes, and any accrued and unpaid interest. The 2022 Notes were issued at a discount to the principal amount.

    2023 Notes

              The Company has issued $750 in aggregate principal amount of unsecured notes that mature on February 10, 2023 (the "2023 Notes"). The 2023 Notes bear interest at a rate of 3.500% per year, payable semi-annually and all principal is due upon maturity. The 2023 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2023 Notes, and any accrued and unpaid interest. The 2023 Notes were issued at a discount to the principal amount.

    2025 Notes

              The Company has issued $600 in aggregate principal amount of unsecured notes that mature on March 1, 2025 (the "2025 Notes"). The 2025 Notes bear interest at a rate of 4.250% per year, payable semi-annually and all principal is due upon maturity. The 2025 Notes may be redeemed in whole or in part at any time at the Company's option at a redemption price equal to par plus a "make whole" premium, if applicable, as determined pursuant to the indenture governing the 2025 Notes, and any accrued and unpaid interest. The 2025 Notes were issued at a discount to the principal amount.

    2047 Notes

              As part of the acquisition of Allied Capital Corporation ("Allied Capital") in April 2010 (the "Allied Acquisition"), the Company assumed $230 in aggregate principal amount of unsecured notes due on April 15, 2047 (the "2047 Notes" and together with the 2020 Notes, the 2022 Notes, the 2023 Notes and the 2025 Notes, the "Unsecured Notes"). The 2047 Notes bear interest at a rate of 6.875%, payable quarterly and all principal is due upon maturity. The 2047 Notes may be redeemed in whole or in part at any time or from time to time at the Company's option, at a par redemption price of $25.00 per security plus accrued and unpaid interest.

              For the three months ended March 31, 2019 and 2018, the components of interest expense and cash paid for interest expense for the Unsecured Notes, as well as any other unsecured notes outstanding during the periods presented are listed below.

	For the Three Months Ended March 31,
	2019	2018
Stated interest expense	$28	$37
Amortization of debt issuance costs	1	1
Net accretion of original issued discount	1	—
Accretion of purchase discount	—	—

Total interest expense	$30	$38

Cash paid for interest expense	$51	$40

              The Unsecured Notes contain certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a) of the Investment Company Act and to provide financial information to the holders of such notes under certain circumstances. These covenants are subject to important limitations and exceptions set forth in the indentures governing such notes. As of March 31, 2019, the Company was in compliance in all material respects with the terms of the respective indentures governing each of the Unsecured Notes.

              The Convertible Unsecured Notes and the Unsecured Notes are the Company's unsecured senior obligations and rank senior in right of payment to any future indebtedness that is expressly subordinated in right of payment to the Convertible Unsecured Notes and the Unsecured Notes; equal in right of payment to the Company's existing and future unsecured indebtedness that is not expressly subordinated; effectively junior in right of payment to any of its secured indebtedness (including existing unsecured indebtedness that the Company later secures) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company's subsidiaries, financing vehicles or similar facilities.

6.           DERIVATIVE INSTRUMENTS

              The Company enters into forward currency contracts from time to time to help mitigate the impact that an adverse change in foreign exchange rates would have on the value of the Company's investments denominated in foreign currencies. As of March 31, 2019 and December 31, 2018, the counterparty to these forward currency contracts was Bank of Montreal. Net unrealized gains or losses on foreign currency contracts are included in "net unrealized gains (losses) from foreign currency and other transactions" and net realized gains or losses on forward currency contracts are included in "net realized gains (losses) from foreign currency transactions" in the accompanying consolidated statement of operations.

              Forward currency contracts and interest rate swaps are considered undesignated derivative instruments.

              Certain information related to the Company's foreign currency forward contracts is presented below as of March 31, 2019 and December 31, 2018.

	As of March 31, 2019
Description	Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	£69	5/17/2019	—	(1)	Accounts payable and other liabilities

Total			$—	$(1)

	As of December 31, 2018
Description	Notional Amount		Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Foreign currency forward contract	CAD	5	1/4/2019	$—	$—	Other Assets
Foreign currency forward contract	CAD	9	1/14/2019	—	—	Other Assets
Foreign currency forward contract	CAD	103	2/15/2019	2	—	Other Assets
Foreign currency forward contract	CAD	33	3/22/2019	—	—	Other Assets
Foreign currency forward contract		€15	1/14/2019	—	—	Other Assets
Foreign currency forward contract		€1	2/15/2019	—	—	Accounts payable and other liabilities
Foreign currency forward contract		€24	3/6/2019	—	—	Accounts payable and other liabilities
Foreign currency forward contract		£72	2/15/2019	2	—	Other Assets

Total				$4	$—

              In December 2017, in connection with $395 of the term loan tranche of the Revolving Credit Facility the Company entered into a three-year interest rate swap agreement to mitigate our exposure to adverse fluctuations in interest rates for a total notional amount of $395 and a maturity date of January 4, 2021. Under the interest rate swap agreement, the Company pays a fixed interest rate of 2.06% and receives a floating rate based on the prevailing one-month LIBOR. As of March 31, 2019 and December 31, 2018, the one-month LIBOR rate in effect was 2.50% and 2.44%, respectively. For the three months ended March 31, 2019 and 2018, the Company recognized $0 and $1, respectively, in realized losses related to this swap agreement. For the three months ended March 31, 2019 and 2018, the Company recognized $2 in unrealized loss and $5 in unrealized gains, respectively, related to this swap agreement. As of March 31, 2019 and December 31, 2018, this swap agreement had a fair value of $2 and $4, respectively, which is included in the "other assets", in the accompanying consolidated balance sheet. Net realized gains or losses on the interest rate swap are included in "net realized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations. Net unrealized gains or losses on the interest rate swap are included in "net unrealized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statements of operations.

              Certain information related to the Company's interest rate swap is presented below as of March 31, 2019 and December 31, 2018.

	As of March 31, 2019
Description	Payment Terms		Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Interest rate swap	Pay Fixed 2.0642%	Receive Floating One-Month LIBOR of 2.50%	$395	1/4/2021	$2	$—	Other assets

Total					$2	$—

	As of December 31, 2018
Description	Payment Terms		Notional Amount	Maturity Date	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Balance Sheet Location of Net Amounts
Interest rate swap	Pay Fixed 2.0642%	Receive Floating One-Month LIBOR of 2.44%	$395	1/4/2021	$4	$—	Other assets

Total					$4	$—

7.           COMMITMENTS AND CONTINGENCIES

    Investment Commitments

              The Company has various commitments to fund investments in its portfolio as described below. As of March 31, 2019 and December 31, 2018, the Company had the following commitments to fund various revolving and delayed draw senior secured and subordinated loans, including commitments to fund which are at (or substantially at) the Company's discretion:

	As of
	March 31, 2019	December 31, 2018
Total revolving and delayed draw loan commitments	$1,872	$1,915
Less: drawn commitments	(405)	(377)

Total undrawn commitments	1,467	1,538
Less: commitments substantially at discretion of the Company	(8)	(6)
Less: unavailable commitments due to borrowing base or other covenant restrictions	—	—

Total net adjusted undrawn revolving and delayed draw loan commitments	$1,459	$1,532

              Included within the total revolving and delayed draw loan commitments as of March 31, 2019 and December 31, 2018 were delayed draw loan commitments totaling $520 and $627, respectively. The Company's commitment to fund delayed draw loans is triggered upon the satisfaction of certain pre-negotiated terms and conditions. Generally, the most significant and uncertain term requires the borrower to satisfy a specific use of proceeds covenant. The use of proceeds covenant typically requires the borrower to use the additional loans for the specific purpose of a permitted acquisition or permitted investment, for example. In addition to the use of proceeds covenant, the borrower is generally required to satisfy additional negotiated covenants (including specified leverage levels).

              Also included within the total revolving and delayed draw loan commitments as of March 31, 2019 were commitments to issue up to $325 in letters of credit through a financial intermediary on behalf of certain portfolio companies. As of March 31, 2019, the Company had $39 in letters of credit issued and outstanding under these commitments on behalf of portfolio companies. For all these letters of credit issued and outstanding, the Company would be required to make payments to third parties if the portfolio companies were to default on their related payment obligations. Of these letters of credit, $27 expire in 2019 and $12 expire in 2020. As of March 31, 2019, the Company recorded a liability of $1 for certain letters of credit issued and outstanding and none of the other letters of credit issued and outstanding were recorded as a liability on the Company's balance sheet as such other letters of credit are considered in the valuation of the investments in the portfolio company.

              The Company also has commitments to co-invest in the SDLP for the Company's portion of the SDLP's commitments to fund delayed draw loans to certain portfolio companies of the SDLP. See Note 4 for more information.

              As of March 31, 2019 and December 31, 2018, the Company was party to subscription agreements to fund equity investments in private equity investment partnerships as follows:

	As of
	March 31, 2019	December 31, 2018
Total private equity commitments	$115	$114
Less: funded private equity commitments	(69)	(73)

Total unfunded private equity commitments	46	41
Less: private equity commitments substantially at discretion of the Company	(46)	(41)

Total net adjusted unfunded private equity commitments	$—	$—

              In the ordinary course of business, the Company may sell certain of its investments to third party purchasers. In particular, in connection with the sale of certain controlled portfolio company equity investments (as well as certain other sales) the Company has, and may continue to do so in the future, agreed to indemnify such purchasers for future liabilities arising from the investments and the related sale transaction. Such indemnification provisions have given rise to liabilities in the past and may do so in the future.

              In addition, in the ordinary course of business, the Company may guarantee certain obligations in connection with its portfolio companies (in particular, certain controlled portfolio companies). Under these guarantee arrangements, payments may be required to be made to third parties if such guarantees are called upon or if the portfolio companies were to default on their related obligations, as applicable.

    Lease Commitments

              The Company is obligated under a number of operating leases pursuant to which it is leasing office facilities from third parties with remaining terms ranging from less than one year to 8 years. For certain of its operating leases, the Company has entered into subleases including one with Ares Management. See Note 12 for a further description of the sublease with Ares Management.

              The components of operating lease expense for the three months ended March 31, 2019 were as follows:

Three Months Ended March 31, 2019
Operating lease costs	$4.8
Less: sublease income	(4.4)

Total operating lease costs(1)	$0.4

(1)
Total operating lease costs are incurred from office leases assumed as part of the American Capital Acquisition.

              Supplemental cash flow information related to operating leases for the three months ended March 31, 2019 was as follows:

Three Months Ended March 31, 2019
Cash paid for amounts included in the measurement of operating lease liabilities	$5.9
Operating ROU assets obtained in exchange for operating lease liabilities	$3.2

              Supplemental balance sheet information as of March 31, 2019 related to operating leases was as follows:

As of March 31, 2019
Operating lease ROU assets	$105.3
Operating lease liabilities	$136.7
Weighted average remaining lease term	5.5 years
Weighted average discount rate	4.1%

              The following table shows future minimum lease payments under the Company's operating leases and a reconciliation to the operating lease liability as of March 31, 2019:

As of March 31, 2019
2019	$17.9
2020	24.2
2021	24.9
2022	25.1
2023	25.2
Thereafter	38.8

Total lease payments	156.1
Less imputed interest	(19.4)

Total operating lease liability	$136.7

8.           FAIR VALUE OF FINANCIAL INSTRUMENTS

              The Company follows ASC 825-10, Recognition and Measurement of Financial Assets and Financial Liabilities, which provides companies the option to report selected financial assets and liabilities at fair value. ASC 825-10 also establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect of the company's choice to use fair value on its earnings. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the balance sheet. The Company has not elected the ASC 825-10 option to report selected financial assets and liabilities at fair value. With the exception of the line items entitled "other assets" and "debt," which are reported at amortized cost, all assets and liabilities approximate fair value on the balance sheet. The carrying value of the lines titled "interest receivable," "receivable for open trades," "payable for open trades," "accounts payable and other liabilities," "base management fees payable," "income based fees payable," "capital gains incentive fees payable" and "interest and facility fees payable" approximate fair value due to their short maturity.

              The Company also follows ASC 820-10, Fair Value Measurements and Disclosures, which expands the application of fair value accounting. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accordance with GAAP and expands disclosure of fair value measurements. ASC 820-10 determines fair value to be the price that would be received for an investment in a current sale, which assumes an orderly transaction between market participants on the measurement date. ASC 820-10 requires the Company to assume that the portfolio investment is sold in its principal market to market participants or, in the absence of a principal market, the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact. In accordance with ASC 820-10, the Company has considered its principal market as the market in which the Company exits its portfolio investments with the greatest volume and level of activity. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

              In addition to using the above inputs in investment valuations, the Company continues to employ the net asset valuation policy approved by the Company's board of directors that is consistent with ASC 820-10 (see Note 2 for more information). Consistent with the Company's valuation policy, it evaluates the source of inputs, including any markets in which the Company's investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Company's valuation policy considers the fact that because there is not a readily available market value for most of the investments in the Company's portfolio, the fair value of the investments must typically be determined using unobservable inputs.

              The Company's portfolio investments (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value ("EV") of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company's EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Company may also employ other valuation multiples to determine EV, such as revenues or, in the case of certain portfolio companies in the power generation industry, kilowatt capacity. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Company has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind-down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Company does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Company considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Company are substantially illiquid with no active transaction market, the Company depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

              For other portfolio investments such as investments in the SDLP Certificates, discounted cash flow analysis is the primary technique utilized to determine fair value. Expected future cash flows associated with the investment are discounted to determine a present value using a discount rate that reflects estimated market return requirements.

              The following tables summarize the significant unobservable inputs the Company used to value the majority of its investments categorized within Level 3 as of March 31, 2019 and December 31, 2018. The tables are not intended to be all-inclusive, but instead capture the significant unobservable inputs relevant to the Company's determination of fair values.

	As of March 31, 2019
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$5,785	Yield analysis	Market yield	5.2% - 17.2%	9.0%
Second lien senior secured loans	3,976	Yield analysis	Market yield	9.6% - 25.0%	11.8%
Subordinated certificates of the SDLP	792	Discounted cash flow analysis	Discount rate	12.3% - 13.3%	12.8%
Senior subordinated loans	742	Yield analysis	Market yield	10.0% - 15.9%	12.5%
Collateralized loan obligations	43	Discounted cash flow analysis	Discount rate	10.0% - 15.6%	14.1%
			Constant prepayment rate	10.0% - 30.0%	20.0%
			Constant default rate	1.0% - 2.5%	2.0%
Preferred equity securities	601	EV market multiple analysis	EBITDA multiple	3.7x - 20.0x	12.7x
Other equity securities	1,116	EV market multiple analysis	EBITDA multiple	5.0x - 22.9x	11.1x

Total investments	$13,055

	As of December 31, 2018
			Unobservable Input
Asset Category	Fair Value	Primary Valuation Techniques	Input	Estimated Range	Weighted Average
First lien senior secured loans	$5,836	Yield analysis	Market yield	5.4% - 17.1%	9.2%
Second lien senior secured loans	3,657	Yield analysis	Market yield	9.8% - 20.02%	11.9%
Subordinated certificates of the SDLP	652	Discounted cash flow analysis	Discount rate	12.5% - 13.5%	13.0%
Senior subordinated loans	727	Yield analysis	Market yield	10.0% - 16.8%	13.0%
Collateralized loan obligations	45	Discounted cash flow analysis	Discount rate	10.0% - 15.6%	14.1%
			Constant prepayment rate	10.0% - 30.0%	20.0%
			Constant default rate	1.0% - 2.5%	2.0%
Preferred equity securities	444	EV market multiple analysis	EBITDA multiple	4.2x - 20.0x	12.9x
Other equity securities	1,046	EV market multiple analysis	EBITDA multiple	5.0x - 22.9x	10.8x

Total investments	$12,407

              Changes in market yields, discount rates or EBITDA multiples, each in isolation, may change the fair value of certain of the Company's investments. Generally, an increase in market yields or discount rates or decrease in EBITDA multiples may result in a decrease in the fair value of certain of the Company's investments.

              Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company's investments may fluctuate from period to period. Additionally, the fair value of the Company's investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Company was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Company has recorded it.

              In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the valuations currently assigned.

              The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of March 31, 2019:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$572	$572	$—	$—
Investments not measured at net asset value	$13,055	$—	$—	$13,055
Investments measured at net asset value(1)	$9

Total investments	$13,064
Derivatives	$1	$—	$1	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

              The following table presents fair value measurements of cash and cash equivalents, investments and derivatives as of December 31, 2018:

	Fair Value Measurements Using
	Total	Level 1	Level 2	Level 3
Cash and cash equivalents	$296	$296	$—	$—
Investments not measured at net asset value	$12,407	$—	$—	$12,407
Investments measured at net asset value(1)	$10

Total investments	$12,417
Derivatives	$8	$—	$8	$—

(1)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the consolidated balance sheet.

              The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2019:

As of and For the Three Months Ended March 31, 2019
Balance as of December 31, 2018	$12,407
Net realized gains	7
Net unrealized losses	(39)
Purchases	1,935
Sales	(699)
Redemptions	(590)
PIK interest and dividends	30
Net accretion of discount on securities	4
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2019	$13,055

              As of March 31, 2019, the net unrealized depreciation on the investments that use Level 3 inputs was $392. For the three months ended March 31, 2019, there were no net transfers out of Level 3.

              For the three months ended March 31, 2019, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2019, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $(38).

              The following table presents changes in investments that use Level 3 inputs as of and for the three months ended March 31, 2018:

As of and For the Three Months Ended March 31, 2018
Balance as of December 31, 2017	$11,824
Net realized losses	—
Net unrealized gains	95
Purchases	1,603
Sales	(302)
Redemptions	(1,066)
PIK interest and dividends	24
Net accretion of discount on securities	4
Net transfers in and/or out of Level 3	—

Balance as of March 31, 2018	$12,182

              As of March 31, 2018, the net unrealized appreciation on the investments that use Level 3 inputs was $14. For the three months ended March 31, 2018, there were no net transfers out of Level 3.

              For the three months ended March 31, 2018, the total amount of gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to the Company's Level 3 assets still held as of March 31, 2018, and reported within the net unrealized gains (losses) from investments, foreign currency and other transactions in the Company's consolidated statement of operations was $89.

              Following are the carrying and fair values of the Company's debt obligations as of March 31, 2019 and December 31, 2018. Fair value is estimated by discounting remaining payments using applicable current market rates, which take into account changes in the Company's marketplace credit ratings, or market quotes, if available.

	As of
	March 31, 2019			December 31, 2018
	Carrying value(1)		Fair value	Carrying value(1)		Fair value
Revolving Credit Facility	$1,997		$1,997	$1,064		$1,064
Revolving Funding Facility	620		620	520		520
SMBC Funding Facility	105		105	245		245
2019 Convertible Notes (principal amount outstanding of $0 and $300, respectively)	—		—	300	(2)	300
2022 Convertible Notes (principal amount outstanding of $388)	374	(2)	379	372	(2)	388
2024 Convertible Notes (principal amount outstanding of $403 and $0, respectively)	386	(2)	400	—		—
2020 Notes (principal amount outstanding of $600)	599	(3)	603	598	(3)	602
2022 Notes (principal amount outstanding of $600)	595	(4)	602	595	(4)	584
2023 Notes (principal amount outstanding of $750)	745	(5)	727	744	(5)	711
2025 Notes (principal amount outstanding of $600)	593	(6)	586	593	(6)	570
2047 Notes (principal amount outstanding of $230)	183	(7)	229	183	(7)	224

	$6,197	(8)	$6,248	$5,214	(8)	$5,208

(1)
The Revolving Credit Facility, the Revolving Funding Facility and the SMBC Funding Facility carrying values are the same as the principal amounts outstanding.

(2)
Represents the aggregate principal amount outstanding of the Convertible Unsecured Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuances of such notes.

(3)
Represents the aggregate principal amount outstanding of the 2020 Notes less unamortized debt issuance costs and the net unaccreted discount recorded upon the issuances of the 2020 Notes.

(4)
Represents the aggregate principal amount outstanding of the 2022 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2022 Notes.

(5)
Represents the aggregate principal amount outstanding of the 2023 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2023 Notes.

(6)
Represents the aggregate principal amount outstanding of the 2025 Notes less unamortized debt issuance costs and the unaccreted discount recorded upon the issuance of the 2025 Notes.

(7)
Represents the aggregate principal amount outstanding of the 2047 Notes less the unaccreted purchased discount.

(8)
Total principal amount of debt outstanding totaled $6,293 and $5,297 as of March 31, 2019 and December 31, 2018, respectively.

              The following table presents fair value measurements of the Company's debt obligations as of March 31, 2019 and December 31, 2018:

	As of
Fair Value Measurements Using	March 31, 2019	December 31, 2018
Level 1	$229	$224
Level 2	6,019	4,984

Total	$6,248	$5,208

9.           STOCKHOLDERS' EQUITY

              There were no issuances of the Company's equity securities for the three months ended March 31, 2019 and 2018. See Note 11 for information regarding shares of common stock issued or purchased in accordance with the Company's dividend reinvestment plan.

    Stock Repurchase Program

              The Company is authorized under its stock repurchase program to purchase up to $500 in the aggregate of its outstanding common stock in the open market at certain thresholds below its net asset value per share, in accordance with the guidelines specified in Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The timing, manner, price and amount of any share repurchases will be determined by the Company, in its discretion, based upon the evaluation of economic and market conditions, stock price, applicable legal and regulatory requirements and other factors. The program does not require the Company to repurchase any specific number of shares, and the Company cannot assure stockholders that any shares will be repurchased under the program. The expiration date of the stock repurchase program is February 15, 2020. The program may be suspended, extended, modified or discontinued at any time.

              As of March 31, 2019, the Company had repurchased a total of 0.5 shares of its common stock in the open market under the stock repurchase program since the program's inception in September 2015, at an average price of $13.92 per share, including commissions paid, leaving approximately $493 available for additional repurchases under the program. During the three months ended March 31, 2019 and 2018, the Company did not repurchase any shares of the Company's common stock under the stock repurchase program.

10.         EARNINGS PER SHARE

              The following information sets forth the computations of basic and diluted net increase in stockholders' equity resulting from operations per share for the three months ended March 31, 2019 and 2018:

	For the Three Months Ended March 31,
	2019	2018
Net increase in stockholders' equity resulting from operations available to common stockholders	$214	$242
Weighted average shares of common stock outstanding—basic and diluted	426	426
Basic and diluted net increase in stockholders' equity resulting from operations per share	$0.50	$0.57

              For the purpose of calculating diluted net increase in stockholders' equity resulting from operations per share, the average closing price of the Company's common stock for the three months ended March 31, 2019 was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2019, as well as any other convertible unsecured notes outstanding during the period. For the three months ended March 31, 2018, the average closing price of the Company's common stock was less than the conversion price for each of the Convertible Unsecured Notes outstanding as of March 31, 2018, as well as any other convertible unsecured notes outstanding during the period. Therefore, for all periods presented in the financial statements, the underlying shares for the intrinsic value of the embedded options in the Convertible Unsecured Notes and any other convertible unsecured notes outstanding during the periods presented had no impact on the computation of diluted net increase in stockholders' equity resulting from operations per share.

11.         DIVIDENDS AND DISTRIBUTIONS

              The following table summarizes the Company's dividends declared and payable during the three months ended March 31, 2019 and 2018:

Date declared	Record date	Payment date	Per share amount		Total amount
February 12, 2019	March 15, 2019	March 29, 2019	$0.40		$170
February 12, 2019	March 15, 2019	March 29, 2019	0.02	(1)	9

Total declared and payable for the three months ended March 31, 2019			$0.42		$179

February 13, 2018	March 15, 2018	March 30, 2018	$0.38		$162

Total declared and payable for the three months ended March 31, 2018			$0.38		$162

(1)
Represents an additional dividend.

              The Company has a dividend reinvestment plan, whereby the Company may buy shares of its common stock in the open market or issue new shares in order to satisfy dividend reinvestment requests. When the Company issues new shares in connection with the dividend reinvestment plan, the issue price is equal to the closing price of its common stock on the dividend payment date. Dividend reinvestment plan activity for the three months ended March 31, 2019 and 2018, was as follows:

	For the Three Months Ended March 31,
	2019		2018
Shares issued	—		—
Average issue price per share	$—		$—
Shares purchased by plan agent to satisfy dividends declared and payable during the period for stockholders	0.5	(1)	0.5	(2)
Average purchase price per share	$17.42		$15.90

(1)
Shares were purchased in April 2019.

(2)
Shares were purchased in April 2018.

12.         RELATED PARTY TRANSACTIONS

              In accordance with the investment advisory and management agreement, the Company bears all costs and expenses of the operation of the Company and reimburses its investment adviser or its affiliates for certain of such costs and expenses paid for by the investment adviser or its affiliates on behalf of the Company. For the three months ended March 31, 2019 and 2018, the Company's investment adviser or its affiliates incurred and the Company reimbursed such expenses totaling $1 and $1, respectively. The Company's investment adviser reimbursed the Company approximately $0.5 for certain rent and utilities incurred by the Company during the first quarter of 2018. In addition, during the second quarter of 2018, the Company's investment adviser reimbursed the Company approximately $2.2, $3.0, $3.2 and $2.9 of rent and utilities for the years ended 2017, 2016, 2015 and 2014, respectively, for an aggregate reimbursement to the Company of $11.8. Beginning April 1, 2018, the Company's investment adviser will bear such rent and utilities expenses.

              The Company is party to office leases pursuant to which it is leasing office facilities from third parties. Prior to March 31, 2018, for certain of these office leases, the Company had entered into separate subleases with Ares Management LLC, the sole member of Ares Capital Management, and IHAM, pursuant to which Ares Management LLC and IHAM subleased office space from the Company. In October 2018, the Company terminated all of its existing office space subleases with Ares Management LLC and IHAM. The Company then entered into a new sublease solely with Ares Management LLC, whereby Ares Management LLC subleased the full amount of certain of the Company's office leases. The other office leases not subleased to Ares Management LLC are office leases assumed as part of the American Capital Acquisition.

              The Company has also entered into agreements with Ares Management LLC and IHAM, pursuant to which Ares Management LLC and IHAM are entitled to use the Company's proprietary portfolio management software. For the three months ended March 31, 2019 and 2018, amounts payable to the Company under these agreements totaled $0 and 0, respectively.

              See Notes 3, 4 and 6 for descriptions of other related party transactions.

13.         FINANCIAL HIGHLIGHTS

              The following is a schedule of financial highlights as of and for the three months ended March 31, 2019 and 2018:

	As of and For the Three Months Ended March 31,
Per Share Data:	2019	2018
Net asset value, beginning of period(1)	$17.12	$16.65
Issuances of convertible notes	0.01	—
Net investment income for period(2)	0.47	0.34
Net realized and unrealized gains for period(2)	0.03	0.23

Net increase in stockholders' equity	0.51	0.57
Total distributions to stockholders	(0.42)	(0.38)

Net asset value at end of period(1)	$17.21	$16.84

Per share market value at end of period	$17.14	$15.87
Total return based on market value(3)	12.71%	3.37%
Total return based on net asset value(4)	2.98%	3.41%
Shares outstanding at end of period	426	426
Ratio/Supplemental Data:
Net assets at end of period	$7,339	$7,178
Ratio of operating expenses to average net assets(5)(6)	9.30%	9.56%
Ratio of net investment income to average net assets(5)(7)	11.13%	7.87%
Portfolio turnover rate(5)	41%	46%

(1)
The net assets used equals the total stockholders' equity on the consolidated balance sheet.

(2)
Weighted average basic per share data.

(3)
For the three months ended March 31, 2019, the total return based on market value equaled the increase of the ending market value at March 31, 2019 of $17.14 per share from the ending market value at December 31, 2018 of $15.58 per share plus the declared and payable dividends of $0.42 per share for the three months ended March 31, 2019, divided by the market value at December 31, 2018. For the three months ended March 31, 2018, the total return based on market value equaled the increase of the ending market value at March 31, 2018 of $15.87 per share from the ending market value at December 31, 2017 of $15.72 per share plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2018, divided by the market value at December 31, 2017. The Company's shares fluctuate in value. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(4)
For the three months ended March 31, 2019, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.42 per share for the three months ended March 31, 2019, divided by the beginning net asset value for the period. For the three months ended March 31, 2018, the total return based on net asset value equaled the change in net asset value during the period plus the declared and payable dividends of $0.38 per share for the three months ended March 31, 2018, divided by the beginning net asset value for the period. These calculations are adjusted for shares issued in connection with the dividend reinvestment plan, the issuance of common stock in connection with any equity offerings and the equity components of any convertible notes issued during the period. The Company's performance changes over time and currently may be different than that shown. Past performance is no guarantee of future results.

(5)
The ratios reflect an annualized amount.

(6)
For the three months ended March 31, 2019, the ratio of operating expenses to average net assets consisted of 2.70% of base management fees, 2.27% of income based fees and capital gains incentive fees, net of the Fee Waiver (2.82% of income based fees and capital gains incentive fees, excluding the Fee Waiver), 3.70% of the cost of borrowing and 0.63% of other operating expenses. For the three months ended March 31, 2018, the ratio of operating expenses to average net assets consisted of 2.60% of base management fees, 2.73% of income based fees and capital gains incentive fees, net of the Fee Waiver (3.29% of income based fees and capital gains incentive fees, excluding the Fee Waiver), 3.41% of the cost of borrowing and 0.82% of other operating expenses.

(7)
The ratio of net investment income to average net assets excludes income taxes related to realized gains and losses.

14.         LITIGATION

              The Company is party to certain lawsuits in the normal course of business. In addition, American Capital and Allied Capital were involved in various legal proceedings that the Company assumed in connection with the American Capital Acquisition and the Allied Acquisition, respectively. Furthermore, third parties may try to seek to impose liability on the Company in connection with the Company's activities or the activities of its portfolio companies. While the outcome of any such legal proceedings cannot at this time be predicted with certainty, the Company does not expect that these legal proceedings will materially affect its business, financial condition or results of operations.

              On May 20, 2013, the Company was named as one of several defendants in an action filed in the United States District Court for the Eastern District of Pennsylvania by the bankruptcy trustee of DSI Renal Holdings LLC ("DSI Renal") and two affiliate companies. On March 17, 2014, the motion by the Company and the other defendants to transfer the case to the United States District Court for the District of Delaware (the "Delaware Court") was granted. On May 6, 2014, the Delaware Court referred the matter to the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The complaint alleges, among other things, that each of the named defendants participated in a purported fraudulent transfer involving the restructuring of a subsidiary of DSI Renal. Among other things, the complaint seeks, jointly and severally from all defendants, (1) damages of approximately $425, of which the complaint states the Company's individual share is approximately $117, (2) interest thereon according to law, and (3) punitive damages. The defendants filed a motion to dismiss all claims on August 5, 2013. On July 20, 2017, the Bankruptcy Court issued an order granting the motion to dismiss certain claims and denying the motion to dismiss certain other claims, including the purported fraudulent transfer claims. The defendants answered the complaint on August 31, 2017. Under the operative scheduling order, discovery ended on March 29, 2019 with dispositive motions due on April 30, 2019. No trial date has been set. The Company is currently unable to assess with any certainty whether it may have any exposure in this matter. However, the Company believes the plaintiff's claims are without merit and intends to vigorously defend itself in this matter.

              On August 3, 2017, American Capital and one of its former portfolio companies were awarded a judgment plus prejudgment interest by the United States District Court for the District of Maryland (the "District Court") following a bench trial in a case first filed by one of American Capital's insurance companies concerning coverage for bodily injury claims against American Capital and/or its former portfolio company. The District Court found that the carrier breached its duty to defend American Capital and its former portfolio company against more than 1,000 bodily injury claims and awarded American Capital damages plus prejudgment interest. American Capital's carrier filed a notice of appeal to the United States Court of Appeals for the Fourth Circuit (the "Court of Appeals"); thereafter, American Capital and its former portfolio company filed a notice of cross appeal, including cross claims. The appeal was fully briefed and oral argument on the appeal took place on September 6, 2018. On February 6, 2019, the Court of Appeals entered a judgment affirming the District Court judgment in all respects in the amount of approximately $89. The carrier filed petitions for rehearing and rehearing en banc, both of which were denied by the Court of Appeals on March 7, 2019. On March 15, 2019, the carrier paid the approximately $89 judgment in full, of which the American Capital share was approximately $53. In connection with the payment of the judgment, the Company recognized a $46 realized gain, which was net of previously secured judgment insurance. The realized gain is included in "net realized gains (losses) from foreign currency and other transactions" in the accompanying consolidated statement of operations. American Capital also intends to petition the District Court for recovery of its reasonable legal fees and costs in connection with the litigation. The extent of American Capital's recovery of such fees and costs is not yet known. The Company expects that the earliest this matter will be resolved is the end of the second quarter of 2019.

15.         SUBSEQUENT EVENTS

              The Company's management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the three months ended March 31, 2019, except as discussed below.

              In April 2019, the Company amended and restated the Revolving Credit Facility to, among other things, (a) increase the total size under the credit facility from approximately $2.1 billion to approximately $3.4 billion, (b) increase the size of the letter of credit sub-facility from $150 million to $200 million, with the ability of the Company to increase incrementally by $75 million on an uncommitted basis, (c) extend the expiration of the revolving period with respect to all commitments of the lenders under the credit facility to March 30, 2023, during which period the Company, subject to certain conditions, may make borrowings under the credit facility, and (d) extend the stated maturity date with respect to all commitments of the lenders under the credit facility to March 30, 2024.

              On April 24, 2019, at an in-person meeting, the Company's board of directors approved the form of Second Amended and Restated Advisory and Management Agreement to be entered into by the Company and its investment adviser, effective as of June 6, 2019. The Second Amended and Restated Advisory and Management Agreement will reduce the rate used in calculating the base management fee calculated thereunder from 1.50% to 1.00% per annum with respect to assets financed using leverage over 1.0x debt to equity.

              On April 24, 2019, the Company's board of directors appointed (i) Lisa Morgan as Chief Compliance Officer of the Company, replacing Miriam Krieger who had served in such capacity since July 2011, and (ii) Miriam Krieger as Vice President of the Company.

$

                % Notes due

PROSPECTUS SUPPLEMENT

BofA Merrill Lynch

J.P. Morgan

Wells Fargo Securities

June     , 2019